UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-23147

First Trust Exchange-Traded Fund VIII
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund VIII

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      First Trust TCW Opportunistic Fixed Income ETF (FIXD)

      First Trust TCW Unconstrained Plus Bond ETF (UCON)

      First Trust TCW Securitized Plus ETF (DEED)

      First Trust TCW Emerging Markets Debt ETF (EFIX)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2022
----------------------------


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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2022

Shareholder Letter..........................................................   2
Fund Performance Overview

Portfolio of Investments


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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or TCW Investment Management Company LLC ("TCW" or
the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


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SHAREHOLDER LETTER
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2022.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

The investment objective of the First Trust TCW Opportunistic Fixed Income ETF
(the "Fund") is to seek to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in fixed income securities. The Fund's investments principally include securities issued or guaranteed by the U.S.
government or its agencies, instrumentalities or U.S. government-sponsored entities; Treasury Inflation Protected Securities (TIPS); agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities
(ABS); U.S. corporate bonds; fixed income securities issued by non-U.S.
corporations and governments, including issuers with significant ties to emerging market countries; bank loans, including first lien senior secured floating rate bank loans; municipal bonds; collateralized loan obligations
(CLOs); Rule 144A securities, and other debt securities bearing fixed, floating or variable interest rates of any maturity. The Fund may also invest in preferred stock and common stock. The Fund may utilize listed and over-the-counter derivatives instruments. Shares of the Fund are listed on The
Nasdaq Stock Market LLC under the ticker symbol "FIXD."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL                CUMULATIVE
                                                                                 TOTAL RETURNS               TOTAL RETURNS
                                                              1 Year         5 Years      Inception      5 Years      Inception
                                                               Ended          Ended       (2/14/17)       Ended       (2/14/17)
                                                              8/31/22        8/31/22     to 8/31/22      8/31/22     to 8/31/22
FUND PERFORMANCE
NAV                                                           -12.84%         0.72%         1.23%         3.65%         7.00%
Market Price                                                  -13.14%         0.67%         1.18%         3.41%         6.71%

INDEX PERFORMANCE
Bloomberg U.S. Aggregate Bond Index                           -11.52%         0.52%         1.08%         2.62%         6.13%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 11.)


     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
         FEBRUARY 14, 2017 - AUGUST 31, 2022

              First Trust TCW             Bloomberg
            Opportunistic Fixed        U.S. Aggregate
                Income ETF               Bond Index
2/14/17           $10,000                 $10,000
2/28/17            10,068                  10,066
8/31/17            10,323                  10,342
2/28/18            10,130                  10,117
8/31/18            10,265                  10,233
2/28/19            10,470                  10,437
8/31/19            11,325                  11,274
2/29/20            11,699                  11,657
8/31/20            12,182                  12,004
2/28/21            12,048                  11,818
8/31/21            12,276                  11,994
2/28/22            11,772                  11,505
8/31/22            10,700                  10,613


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
FUND ALLOCATION                                NET ASSETS
----------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                     33.1%
U.S. Government Bonds and Notes                   23.2
Corporate Bonds and Notes                         23.0
Asset-Backed Securities                           12.2
Mortgage-Backed Securities                        10.7
Foreign Corporate Bonds and Notes                  7.3
Senior Floating-Rate Loan Interests                2.1
Foreign Sovereign Bonds and Notes                  1.9
U.S. Government Agency Securities                  1.4
Municipal Bonds                                    1.0
Common Stocks                                      0.0*
Rights                                             0.0*
Money Market Funds                                 1.9
Call Options Purchased                             0.0*
Call Options Written                              (0.0)*
Net Other Assets and Liabilities**               (17.8)
                                                -------
   Total                                         100.0%
                                                =======

*  Amount is less than 0.1%.
** Includes variation margin on futures contracts, unrealized appreciation/
   depreciation on forward foreign currency contracts and unrealized appreciation/depreciation on interest rate swap agreements.

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                             INVESTMENTS
----------------------------------------------------------
Government/Agency                                 49.8%
AAA                                                3.1
AA+                                                0.7
AA                                                 2.0
AA-                                                1.6
A+                                                 0.8
A                                                  1.6
A-                                                 5.1
BBB+                                               5.7
BBB                                                8.0
BBB-                                               5.0
BB+                                                3.5
BB                                                 1.7
BB-                                                1.4
B+                                                 0.5
B                                                  1.0
B-                                                 0.9
CCC+                                               0.3
CCC                                                2.1
CCC-                                               0.6
CC                                                 2.9
C                                                  0.5
D                                                  1.2
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
U.S. Treasury Bond, 2.00%, 11/15/41                3.9%
U.S. Treasury Note, 3.13%, 08/31/27                3.9
Federal National Mortgage Association, Pool
   TBA, 2.50%, 10/15/52                            3.8
Federal National Mortgage Association, Pool
   TBA, 2.00%, 10/15/52                            3.5
U.S. Treasury Note, 2.75%, 07/31/27                2.5
Federal National Mortgage Association, Pool
   TBA, 3.00%, 10/15/52                            2.3
U.S. Treasury Note, 3.25%, 08/31/24                2.3
U.S. Treasury Note, 3.00%, 07/31/24                1.8
U.S. Treasury Bond, 2.38%, 02/15/42                1.8
Federal National Mortgage Association, Pool
   TBA, 4.50%, 09/15/52                            1.5
                                                -------
   Total                                          27.3%
                                                =======

-----------------------------
(1)  The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody's Investors
     Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
     BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S.
     Agency mortgage-backed securities appear under "Government/Agency." Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

The investment objective of the First Trust TCW Unconstrained Plus Bond ETF (the
"Fund") is to seek to maximize long-term total return. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of fixed income securities. The Fund's investment sub-advisor, TCW Investment Management Company
LLC, manages the Fund's portfolio in an "unconstrained" manner, meaning that its investment universe is not limited to the securities of any particular index and it has discretion to invest in fixed income securities of any type or credit quality. The Fund's investments principally include securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S.
government-sponsored entities; Treasury Inflation Protected Securities (TIPS);
agency and non-agency residential mortgage-backed securities (RMBS); agency and non-agency commercial mortgage-backed securities (CMBS); agency and non-agency asset-backed securities (ABS); U.S. corporate bonds; fixed income securities issued by non-U.S. corporations and governments, including issuers with significant ties to emerging market countries; bank loans, including first lien senior secured floating rate bank loans; municipal bonds; collateralized loan obligations (CLOs); Rule 144A securities, and other debt securities bearing fixed, floating or variable interest rates of any maturity. The Fund may also invest in preferred stock and common stock and the Fund may utilize listed and over-the-counter derivatives. Under normal market conditions, the Fund's average portfolio duration will vary from between 0 to 10 years. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol "UCON."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                AVERAGE ANNUAL       CUMULATIVE
                                                                                                 TOTAL RETURNS      TOTAL RETURNS
                                                                               1 Year Ended   Inception (6/4/18)  Inception (6/4/18)
                                                                                  8/31/22         to 8/31/22         to 8/31/22
FUND PERFORMANCE
NAV                                                                               -5.55%            2.42%           10.65%
Market Price                                                                      -5.31%            2.52%           11.09%

INDEX PERFORMANCE
ICE BofA US Dollar 3-Month Deposit Offered Rate Average Index                      0.72%            1.32%            5.72%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 11.)


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               JUNE 4, 2018 - AUGUST 31, 2022

              First Trust TCW            ICE BofA US Dollar
            Opportunistic Fixed       3-Month Deposit Offered
                Income ETF               Rate Average Index
6/4/18            $10,000                    $10,000
8/31/18            10,106                     10,057
2/28/19            10,323                     10,185
8/31/19            10,728                     10,318
2/29/20            10,960                     10,425
8/31/20            11,261                     10,475
2/28/21            11,596                     10,488
8/31/21            11,716                     10,496
2/28/22            11,489                     10,505
8/31/22            11,065                     10,572


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON) (CONTINUED)

----------------------------------------------------------
                                                % OF TOTAL
FUND ALLOCATION                                 NET ASSETS
----------------------------------------------------------
Mortgage-Backed Securities                        26.5%
Corporate Bonds and Notes                         22.0
Asset-Backed Securities                           17.5
U.S. Government Agency Mortgage-Backed
   Securities                                     14.7
Foreign Corporate Bonds and Notes                  6.6
Foreign Sovereign Bonds and Notes                  4.4
U.S. Government Agency Securities                  0.4
Municipal Bonds                                    0.1
Common Stocks                                      0.0*
Rights                                             0.0*
U.S. Treasury Bills                               19.3
Money Market Funds                                 1.4
Net Other Assets and Liabilities**               (12.9)
                                                -------
   Total                                         100.0%
                                                =======

 *  Amount is less than 0.1%.
 ** Includes variation margin on futures contracts, unrealized appreciation/
    depreciation on forward foreign currency contracts and unrealized appreciation/depreciation on interest rate swap agreements.

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                             INVESTMENTS
----------------------------------------------------------
Government/Agency                                 31.0%
AAA                                                6.7
AA+                                                1.0
AA                                                 2.6
AA-                                                1.7
A+                                                 0.6
A                                                  1.6
A-                                                 4.7
BBB+                                               3.9
BBB                                                8.1
BBB-                                               5.7
BB+                                                3.5
BB                                                 2.2
BB-                                                2.9
B+                                                 1.1
B                                                  3.2
B-                                                 2.1
CCC+                                               1.5
CCC                                                5.6
CCC-                                               2.3
CC                                                 5.0
C                                                  1.5
D                                                  1.5
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                              INVESTMENTS
----------------------------------------------------------
U.S. Treasury Bill, 0.00%, 10/06/2022              6.7%
Federal National Mortgage Association, Pool
   TBA, 2.50%, 10/15/2052                          4.0
U.S. Treasury Bill, 0.00%, 01/19/2023              3.3
Federal National Mortgage Association, Pool
   TBA, 2.00%, 10/15/2052                          2.7
Federal National Mortgage Association, Pool
   TBA, 3.00%, 10/15/2052                          2.6
U.S. Treasury Bill, 0.00%, 11/10/2022              1.5
Federal National Mortgage Association, Pool
   TBA, 4.50%, 09/15/2052                          1.3
U.S. Treasury Bill, 0.00%, 01/12/2023              1.3
U.S. Treasury Bill, 0.00%, 01/05/2023              1.0
U.S. Treasury Bill, 0.00%, 09/01/2022              1.0
                                                -------
   Total                                          25.4%
                                                =======

-----------------------------
(1)  The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody's Investors
     Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
     BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S.
     Agency mortgage-backed securities appear under "Government/Agency." Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)

The First Trust TCW Securitized Plus ETF seeks to maximize long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in securitized debt securities, including asset-backed securities, residential and commercial mortgage-backed securities and collateralized loan obligations (CLOs). The Fund's investment sub-advisor, TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor"),
seeks to outperform the Bloomberg U.S. Mortgage-Backed Securities Index over time through the utilization of independent, bottom-up research to identify securities that are relatively undervalued. Under normal conditions, the Fund's average portfolio duration varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S.
Mortgage-Backed Securities Index. As a separate measure, there is no limit on the weighted average maturity of the Fund's portfolio. While maturity refers to the expected life of a security, duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest. The Fund may utilize listed and over-the-counter derivatives instruments. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol "DEED."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              AVERAGE ANNUAL         CUMULATIVE
                                                                                               TOTAL RETURNS        TOTAL RETURNS
                                                                             1 Year Ended   Inception (4/29/20)  Inception (4/29/20)
                                                                                8/31/22         to 8/31/22           to 8/31/22
FUND PERFORMANCE
NAV                                                                             -10.87%           -2.07%               -4.77%
Market Price                                                                    -11.22%           -2.23%               -5.14%

INDEX PERFORMANCE
Bloomberg U.S. Mortgage-Backed Securities Index                                  -9.73%           -4.21%               -9.57%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 11.)


       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             APRIL 29, 2020 - AUGUST 31, 2022

                                           Bloomberg
              First Trust TCW         U.S. Mortgage-Backed
            Securitized Plus ETF        Securities Index
4/29/20           $10,000                   $10,000
8/31/20            10,380                    10,036
2/28/21            10,492                     9,990
8/31/21            10,684                    10,018
2/28/22            10,390                     9,703
8/31/22             9,523                     9,043


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED) (CONTINUED)

----------------------------------------------------------
                                                % OF TOTAL
FUND ALLOCATION                                 NET ASSETS
----------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                     68.2%
Mortgage-Backed Securities                        29.8
Asset-Backed Securities                           24.7
U.S. Government Bonds and Notes                    6.7
U.S. Government Agency Securities                  4.4
U.S. Treasury Bills                                9.0
Money Market Funds                                 5.1
Net Other Assets and Liabilities*                (47.9)
                                                -------
   Total                                         100.0%
                                                =======

 * Includes variation margin on futures contracts and unrealized appreciation on forward foreign currency contracts.

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                              INVESTMENTS
----------------------------------------------------------
Government/Agency                                 61.3%
AAA                                                5.5
AA+                                                1.1
AA                                                 2.4
AA-                                                1.3
A+                                                 0.2
A                                                  1.8
A-                                                 1.0
BBB                                                1.1
BBB-                                               0.8
BB                                                 3.2
BB-                                                0.5
B+                                                 0.5
B                                                  1.4
B-                                                 2.2
CCC+                                               0.7
CCC                                                3.5
CCC-                                               2.0
CC                                                 6.1
C                                                  1.8
D                                                  1.6
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Federal National Mortgage Association, Pool
   TBA, 2.00%, 10/15/52                            9.7%
Federal National Mortgage Association, Pool
   TBA, 2.50%, 10/15/52                            8.0
Government National Mortgage Association,
   Pool TBA, 2.50%, 09/15/52                       4.5
Federal National Mortgage Association, Pool
   TBA, 3.00%, 10/15/52                            4.3
U.S. Treasury Bill, 0.00%, 01/19/23                2.5
Federal National Mortgage Association, Pool
   TBA, 3.50%, 09/15/52                            2.1
Federal National Mortgage Association, Pool
   TBA, 4.00%, 09/15/52                            1.6
Federal Home Loan Banks, 1.20%, 12/23/24           1.5
Federal National Mortgage Association, Pool
   TBA, 4.50%, 09/15/52                            1.4
U.S. Treasury Note, 3.25%, 08/31/24                1.1
                                                -------
   Total                                          36.7%
                                                =======

-----------------------------
(1)  The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody's Investors
     Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
     BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Treasury, U.S. Agency and U.S.
     Agency mortgage-backed securities appear under "Government/Agency." Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)

The First Trust TCW Emerging Markets Debt ETF (the "Fund") seeks to provide high total return from current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in debt securities issued or guaranteed by companies, financial institutions and government entities located in emerging market countries. An "emerging market country" is a country that, at the time the Fund invests in the related security or instrument, is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.
The Fund's investments include, but are not limited to, debt securities issued by sovereign entities, quasi-sovereign entities and corporations.
"Quasi-Sovereign" refers to an entity that is either 100% owned by a sovereign entity or whose debt is 100% guaranteed by a sovereign entity. The Fund may invest up to 25% of its net assets in securities issued by corporations in emerging market countries that are not Quasi-Sovereign entities. The Fund will invest at least 90% of its assets in dollar-denominated securities. The Fund may utilize listed and over-the-counter derivatives instruments. Shares of the Fund are listed on The NYSE Arca, Inc. under the ticker symbol "EFIX."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              AVERAGE ANNUAL         CUMULATIVE
                                                                                               TOTAL RETURNS        TOTAL RETURNS
                                                                             1 Year Ended   Inception (2/17/21)  Inception (2/17/21)
                                                                               8/31/22          to 8/31/22           to 8/31/22
FUND PERFORMANCE
NAV                                                                             -18.52%           -11.42%              -16.95%
Market Price                                                                    -18.49%           -11.59%              -17.20%

INDEX PERFORMANCE
JP Morgan Emerging Market Bond Index Global Diversified                         -20.82%           -12.64%              -18.72%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 11.)


        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
            FEBRUARY 17, 2021 - AUGUST 31, 2022

             First Trust TCW            JP Morgan Emerging
             Emerging Markets           Market Bond Index
                 Debt ETF               Global Diversified
2/17/21          $10,000                     $10,000
2/28/21            9,825                       9,822
8/31/21           10,193                      10,264
2/28/22            9,204                       9,086
8/31/22            8,305                       8,128


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX) (CONTINUED)

----------------------------------------------------------
                                                % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
----------------------------------------------------------
Foreign Sovereign Bonds and Notes                 62.2%
Foreign Corporate Bonds and Notes                 34.6
Money Market Funds                                 3.2
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
CREDIT QUALITY(1)                              INVESTMENTS
----------------------------------------------------------
AA                                                 5.1%
AA-                                                7.3
A+                                                 2.3
A                                                  5.1
A-                                                 3.0
BBB                                                9.0
BBB-                                              22.7
BB+                                                0.4
BB                                                 2.1
BB-                                               16.3
B+                                                 8.6
B                                                  5.4
B-                                                 6.7
CCC+                                               3.9
CCC-                                               1.0
CC                                                 1.1
                                                -------
   Total                                         100.0%
                                                =======

----------------------------------------------------------
                                                  % OF
                                              FIXED-INCOME
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Indonesia Asahan Aluminium Persero PT
   (USD), 5.45%, 05/15/30                          3.6%
Mexico Government International Bond
   (USD), 4.28%, 08/14/41                          3.2
Egypt Government International Bond (USD),
   6.59%, 02/21/28                                 3.2
Panama Government International Bond (USD),
   2.25%, 09/29/32                                 3.1
Chile Government International Bond (USD),
   3.10%, 05/07/41                                 3.0
Abu Dhabi Government International Bond
   (USD), 1.70%, 03/02/31                          2.9
Angolan Government International Bond (USD),
   8.75%, 04/14/32                                 2.8
il and Gas Holding (The) Co. BSCC (USD),

   7.63%, 11/07/24                                 2.7
Dominican Republic International Bond (USD),
   4.88%, 09/23/32                                 2.7
Qatar Government International Bond (USD),
   3.75%, 04/16/30                                 2.7
                                                -------
   Total                                          29.9%
                                                =======

-----------------------------
(1)  The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody's Investors
     Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the lowest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
     BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S.
     Agency mortgage-backed securities appear under "Government/Agency." Credit ratings are subject to change.


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                         Page 11


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust TCW Opportunistic Fixed Income ETF ("FIXD"), the First Trust TCW
Unconstrained Plus Bond ETF ("UCON"), the First Trust TCW Securitized Plus ETF
("DEED"), and the First Trust TCW Emerging Markets Debt ETF ("EFIX") (each a
"Fund"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor") serves as investment sub-advisor. In this capacity, TCW is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio.
TCW, with principal offices at 865 South Figueroa Street, Los Angeles,
California 90017, was founded in 1987, and is a wholly-owned subsidiary of The
TCW Group, Inc. ("TCW Group"). TCW, together with TCW Group and its other subsidiaries, which provide investment management and investment advisory services, had approximately $218 billion under management or committed to management, including $191.3 billion of U.S. fixed income investments, as of
August 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

Bryan T. Whalen, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer
and Co-Director in the Fixed Income Group of TCW

Stephen M. Kane, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer
and Co-Director in the Fixed Income Group of TCW

Laird Landmann, Generalist Portfolio Manager and Co-Director in the Fixed Income
Group of TCW

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)

Bryan T. Whalen, CFA, Generalist Portfolio Manager, Co-Chief Investment Officer
and Co-Director in the Fixed Income Group of TCW

Mitchell Flack, Specialist Portfolio Manager and Managing Director in the Fixed
Income Group of TCW

Elizabeth J. Crawford, Specialist Portfolio Manager and Managing Director in the
Fixed Income Group of TCW

Harrison Choi, Specialist Portfolio Manager and Managing Director in the Fixed
Income Group of TCW

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)

Penelope D. Foley, Group Managing Director at TCW

David I. Robbins, Group Managing Director at TCW

Alex Stanojevic, Group Managing Director at TCW

                                   COMMENTARY

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)

MARKET RECAP

Market concerns towards the latter part of 2021 were marked by emerging inflationary pressures and the continuation of coronavirus ("COVID-19")
pandemic-related headwinds as the Delta variant of COVID-19 gave way to the more contagious Omicron variant. Notwithstanding the uptick in cases and increased transmissibility of the virus, the economy remained largely resilient with solid non-farm payroll reports and strong retail sales, leading the Federal Open
Market Committee ("FOMC") to announce (and later accelerate) a tapering timeline through year-end. The November 2021 Consumer Price Index ("CPI") report (+6.8%
increase year-over-year) highlighted growing price pressures faced by consumers, with essentials such as gas and rent largely contributing to the surging figure, while consumers also bore the brunt of cost pressures passed along by businesses combating supply chain bottlenecks and labor supply issues. Meanwhile, equity markets remained strong after bouncing back from the pandemic lows of 2020, illustrated by a 28% return for the 2021 calendar year by the S&P 500(R) Index, while the fourth quarter gross domestic product ("GDP") also rebounded, posting a nearly 7% annualized increase.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

As the calendar turned from 2021 to 2022, the combination of strong economic data and elevated inflation reports gave the FOMC cover to announce, in addition to the previously mentioned tapering timeline, the first rate hike since late
2018, effective in March 2022. Markets quickly repriced, with the expectations of a more aggressive Federal Reserve (the "Fed") dragging down most risk assets while Treasury yields rose across the maturity spectrum in the early months of
2022. Investors, already trying to navigate the removal of accommodative policy, lingering COVID-19 variants and elevated prices faced another headwind when
Russia invaded Ukraine in February 2022, adding geopolitical tension into the confluence of factors contributing to a difficult environment in the first half of 2022. Commodity prices surged as supply and demand technicals became sharply skewed from the war, exacerbating inflationary concerns and leading to a 9.1%
year-over-year increase in the June 2022 CPI report - the largest increase since
1981. The FOMC delivered back-to-back 75 basis point (bps) rate hikes at their
June and July 2022 meetings in an effort to combat this climbing inflation, resulting in a tightening of financial conditions and a drag on risk assets.
Treasury yields soared, led by more policy-sensitive short rates, with the climb in yields also accompanied by negative GDP reports. Investor sentiment, as measured by the University of Michigan Consumer Sentiment Index, reached a
40-year low amid elevated price pressures and slowing growth, though a brief rally in July 2022 (spurred mainly by optimism that financial conditions may loosen as inflation came in slightly below forecast) led to an improved reading during the summer months. Fed Chairman Jerome Powell's speech at the FOMC's annual retreat in Jackson Hole in late August 2022 quickly dampened any ideas of less restrictive policy, however, as he reaffirmed the committee's focus on fighting inflation despite the potential economic pain that may ensue.

Against this backdrop of rising rates, slowing growth, continued
COVID-19-related concerns and sustained geopolitical tension, risk assets declined during the 12-month period ended August 31, 2022 with both equity and fixed income markets falling just over 11% for the trailing 1-year period, as measured by the S&P 500(R) Index and the Bloomberg U.S. Aggregate Bond Index,
respectively. Further, the Aggregate Bond Index suffered the largest drawdown since its inception during the second quarter of 2022, emphasizing the toll that the challenging economic and financial conditions had on asset prices.
Unsurprisingly, all fixed income sectors posted negative total and excess returns, with asset-backed securities ("ABS") the top performer during the period at "only" -32 bps excess returns. Investment grade corporates fell nearly
15% over the period as rising rates weighed on corporate spreads, while agency mortgage-backed securities ("MBS") also suffered amid the sustained rate volatility and prospect of active Fed sales as the announcement of tapering in late 2021 eventually gave way to the most aggressive hiking regime in four decades. Meanwhile, Emerging Markets ("EMs") were among the worst performers in the fixed income space as rising rates, slowing growth and the conflict in
Eastern Europe weighed on the sector, while the more levered and more risky high yield corporate sector also severely underperformed.

PERFORMANCE ANALYSIS

The Fund fell by 12.84% based on net asset value ("NAV") and 13.14% based on market price for the 12-month period ended August 31, 2022, while the Bloomberg
U.S. Aggregate Bond Index (the "Benchmark") fell by 11.52% during the same period. Returns benefitted from the Fund's duration positioning, which was shorter than the Benchmark for the first half of the period. As rates began to rise on the Fed's comments of tapering in late 2021, and the eventual announcement of forthcoming rate hikes in early 2022, this positioning helped insulate the portfolio from the negative effects of climbing rates, though the position was extended in a disciplined fashion alongside the rise in rates throughout the second half of the period. Meanwhile, the Fund maintained a curve-steepening bias throughout the period, which weighed on returns as policy-sensitive shorter rates surged higher over the period on the back of the
Fed's aggressive tightening cycle.

Corporate credit was additive from a positioning standpoint as the Fund entered the period positioned defensively with a relative underweight to corporate credit overall, which was maintained for the majority of the year. With investment grade corporates declining nearly 15%, the Fund was able to avoid the worst of the downdraft from widening yield spreads and declining prices, while also preserving liquidity to eventually expand the risk budgets in the second quarter of 2022 when market dislocations provided attractive entry points.
Exposure was added in high-quality names and sectors at favorable levels and enhanced compensation commensurate with the risk undertaken in doing so.
Additions were largely focused among the Fund's preferred defensive sectors, including the Communications sector, Non-Cyclicals, and the Banking sector, as they traditionally better withstand prolonged bouts of volatility. Returns were negatively impacted by these additions, however, as they were made during times of yield spread widening, largely offsetting the positive impact from being previously underweight. Despite this drag on performance, we believe that these additions should bolster prospective returns when yield spreads remediate, while also providing enhanced income opportunities in the interim. Meanwhile, the relatively constant position among high yield corporates was a headwind, with the sector trailing duration-matched Treasuries by 354 bps as this cohort also struggled amid the challenging conditions observed in the marketplace, with many of the more levered borrowers feeling the effects of increased costs of financing.

                                                                         Page 13


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

Securitized credit also weighed on relative performance throughout the year, especially in the residential MBS space. With the Fund maintaining an overweight position in agency MBS, performance suffered as the sector struggled from continued rate volatility, aggressive Fed policy, and concern of outright sales from the Fed's balance sheet. Additionally, the off-index exposure to non-agency
MBS produced a drag as the sector struggled with broader macro uncertainty and downward repricing. The small positions in ABS and commercial mortgage-backed securities ("CMBS") detracted on the margin as yield spreads in both sectors widened in sympathy with broader markets. Derivative positioning in the Fund is largely focused on futures positions used to manage duration, interest rate swaps and options for hedging, and a small allocation to currency forwards, all of which had little impact on performance.

MARKET AND FUND OUTLOOK

Challenging year-to-date performance aside, there is the appeal of considerably more yield in fixed income markets now versus the start of 2022, which bodes well for improved return prospects. That being said, uncertainty over effects of tighter monetary policy, inflation and geopolitical tensions renders the market vulnerable to continued volatility and would-be opportunity. We believe trying to understand the economic fallout of a tightening cycle this aggressive against the competing crosswinds of a consumer still flush with cash, and anxious to spend that money on services and experiences post-pandemic, is an impossible task. Based on the Fed's eagerness to demonstrate its inflation-fighting willpower and achieve an easing in prices, expectations are for a continued
aggressive lifting of short rates until inflationary pressure subsides, suggesting that a recession is probable (if not technically already present).
Clouding the outlook further will be the often overlooked but impactful repercussions of quantitative tightening, which will likely take many more months to become apparent, in our view. With valuations having moved to increasingly attractive, i.e., cheapened, levels amid increased volatility and illiquidity, the portfolio team will look to capitalize on opportunities to buy defensive, high quality bonds at attractive entry points. However, given a high likelihood for further volatility and increased potential for a recessionary environment, the team's investment approach remains disciplined, steeped in relative value across sectors.

Given repriced expectations of Fed hikes and climbing Treasury yields, the duration profile of the strategy was extended throughout the period, moving from a relative short to a modestly long position versus the Benchmark. While long-term rates at current levels are close, or even slightly above, fair value, the team will be slow to add further to duration as there is the potential for a sizable, but likely temporary, move higher in rates. Among corporates, buy interest has increased as valuations have improved to reflect more symmetric risk/reward profiles. Banking is a preferred sector as fundamentals remain solid
- good liquidity, peak margins, improved credit metrics, and stable leverage ratios highlight the appeal of the space. Additions have been made in this sector, among others, at attractive levels, and are expected to benefit returns as yield spreads, in time, move more in line with fundamentals. Yield spreads in the near term, however, are likely to continue widening should the economy slow, and in that environment, additions will be made in a disciplined, incremental fashion. At this point, high yield spreads appear not yet compensatory enough to increase the allocation given the myriad of risks facing issuers, but further widening of yield spread levels may present compelling opportunities to add more exposure. Within the securitized space, high quality residential MBS, both agency and non-agency, continue to look attractive as recent home price appreciation provides ample cushion for homeowners and investors, even if home prices start to level off or drop somewhat. Similarly, we believe ABS at the top of the capital structure provides fair compensation given robust structures, even with the possibility of recession. CMBS has the potential for significant future volatility - specific properties should do well in the team's view, while the broader market is likely to face challenges. As a result, allocations in
CMBS heavily favor single asset/single borrower CMBS where exposure, and the accompanying risk, can be selectively targeted.

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)

MARKET RECAP

Market concerns towards the latter part of 2021 were marked by emerging inflationary pressures and the continuation of coronavirus ("COVID-19")
pandemic-related headwinds as the Delta variant of COVID-19 gave way to the more contagious Omicron variant. Notwithstanding the uptick in cases and increased transmissibility of the virus, the economy remained largely resilient with solid non-farm payroll reports and strong retail sales, leading the Federal Open
Market Committee ("FOMC") to announce (and later accelerate) a tapering timeline through year-end. The November 2021 Consumer Price Index ("CPI") report (+6.8%
increase year-over-year) highlighted growing price pressures faced by consumers, with essentials such as gas and rent largely contributing to the surging figure, while consumers also bore the brunt of cost pressures passed along by businesses combating supply chain bottlenecks and labor supply issues. Meanwhile, equity markets remained strong after bouncing back from the pandemic lows of 2020, illustrated by a 28% return for the 2021 calendar year by the S&P 500(R) Index, while the fourth quarter gross domestic product ("GDP") also rebounded, posting a nearly 7% annualized increase.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

As the calendar turned from 2021 to 2022, the combination of strong economic data and elevated inflation reports gave the FOMC cover to announce, in addition to the previously mentioned tapering timeline, the first rate hike since late
2018, effective in March 2022. Markets quickly repriced, with the expectations of a more aggressive Federal Reserve (the "Fed") dragging down most risk assets while Treasury yields rose across the maturity spectrum in the early months of
2022. Investors, already trying to navigate the removal of accommodative policy, lingering COVID-19 variants and elevated prices faced another headwind when
Russia invaded Ukraine in February 2022, adding geopolitical tension into the confluence of factors contributing to a difficult environment in the first half of 2022. Commodity prices surged as supply and demand technicals became sharply skewed from the war, exacerbating inflationary concerns and leading to a 9.1%
year-over-year increase in the June 2022 CPI report - the largest increase since
1981. The FOMC delivered back-to-back 75 basis point (bps) rate hikes at their
June and July 2022 meetings in an effort to combat this climbing inflation, resulting in a tightening of financial conditions and a drag on risk assets.
Treasury yields soared, led by more policy-sensitive short rates, with the climb in yields also accompanied by negative GDP reports. Investor sentiment, as measured by the University of Michigan Consumer Sentiment Index, reached a
40-year low amid elevated price pressures and slowing growth, though a brief rally in July 2022 (spurred mainly by optimism that financial conditions may loosen as inflation came in slightly below forecast) led to an improved reading during the summer months. Fed Chairman Jerome Powell's speech at the FOMC's annual retreat in Jackson Hole in late August 2022 quickly dampened any ideas of less restrictive policy, however, as he reaffirmed the committee's focus on fighting inflation despite the potential economic pain that may ensue.

Against this backdrop of rising rates, slowing growth, continued
COVID-19-related concerns and sustained geopolitical tension, risk assets declined during the 12-month period ended August 31, 2022 with both equity and fixed income markets falling just over 11% for the trailing 1-year period, as measured by the S&P 500(R) Index and the Bloomberg U.S. Aggregate Bond Index,
respectively. Further, the Aggregate Bond Index suffered the largest drawdown since its inception during the second quarter of 2022, emphasizing the toll that the challenging economic and financial conditions had on asset prices.
Unsurprisingly, all fixed income sectors posted negative total and excess returns, with ABS the top performer during the period at "only" -32 bps excess returns. Investment grade corporates fell nearly 15% over the period as rising rates weighed on corporate spreads, while agency MBS also suffered amid the sustained rate volatility and prospect of active Fed sales as the announcement of tapering in late 2021 eventually gave way to the most aggressive hiking regime in four decades. Meanwhile, Emerging Markets ("EMs") were among the worst performers in the fixed income space as rising rates, slowing growth and the conflict in Eastern Europe weighed on the sector, while the more levered and more risky high yield corporate sector also severely underperformed.

PERFORMANCE ANALYSIS

The Fund fell 5.55% based on NAV and 5.31% based on market price for the
12-month period ended August 31, 2022, while the ICE BofA U.S. Dollar 3-Month
Deposit Offered Rate Average Index returned 0.72% for the same period. With interest rates rising significantly over the period on the Fed's comments of tapering in late 2021 and eventual announcement of forthcoming rate hikes in early 2022, this positive duration positioning was the largest drag on the
Fund's performance. While the Fund was defensively positioned across spread sectors - higher quality emphasis and focus on defensive sectors and positions higher in the capital structure, i.e., first to receive cash flows - higher yield premiums across the fixed income space weighed on performance. Corporate credit allocations contributed early in the period, particularly the small position in high yield, which was a top performing fixed income sector in the third quarter of 2022, while issue selection among investment grade credit also rewarded returns. However, as volatility picked up and yields widened in the first half of 2022, both investment grade and high yield corporate bonds trailed
Treasuries on a duration-adjusted basis, weighing on returns. Meanwhile, a small exposure to emerging markets debt proved to be a negative, as the asset class was under pressure from more aggressive central bank tightening, high inflation and slower global growth.

Finally, the emphasis on securitized products also weighed on returns.
Non-agency MBS bonds, which have generally been a steady source of incremental return since the housing crisis, detracted during the period as broader market volatility weighed on pricing in the first half of 2022. Nevertheless, legacy bonds continue to exhibit attractive supply and demand fundamentals and remain one of the most attractive areas in the fixed income space, in our opinion.
Agency MBS also underperformed during the period as the sector struggled from continued rate volatility, aggressive Fed policy, and concern of outright sales from the Fed's balance sheet. However, exposure to the sector is largely achieved via To Be Announced ("TBAs") mortgage bonds, which benefitted from a favorable yield profile supported by the Fed's sizable footprint in the space.
The small positions in ABS and CMBS detracted on the margin as yield spreads in both sectors widened in sympathy with broader markets. Derivative positioning in the Fund is largely focused on futures positions used to manage duration, interest rate swaps and options for hedging, and a small allocation to currency forwards, all of which had little impact on performance.

                                                                         Page 15


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

MARKET AND FUND OUTLOOK

Challenging year-to-date performance aside, there is the appeal of considerably more yield in fixed income markets now versus the start of 2022, which bodes well for improved return prospects. That being said, uncertainty over effects of tighter monetary policy, inflation and geopolitical tensions renders the market vulnerable to continued volatility and would-be opportunity. We believe trying to understand the economic fallout of a tightening cycle this aggressive against the competing crosswinds of a consumer still flush with cash, and anxious to spend that money on services and experiences post-pandemic, is an impossible task. Based on the Fed's eagerness to demonstrate its inflation-fighting willpower and achieve an easing in prices, expectations are for a continued
aggressive lifting of short rates until inflationary pressure subsides, suggesting that a recession is probable (if not technically already present).
Clouding the outlook further will be the often overlooked but impactful repercussions of quantitative tightening, which will likely take many more months to become apparent. With valuations having moved to increasingly attractive, i.e., cheapened, levels amid increased volatility and illiquidity, the team will look to capitalize on opportunities to buy defensive, high quality bonds at attractive entry points. However, given a high likelihood for further volatility and increased potential for a recessionary environment, the team's investment approach remains disciplined, steeped in relative value across sectors.

Given repriced expectations of Fed hikes and climbing Treasury yields, the duration profile of the strategy was extended, moving from 1.5 years to approximately 2.0 years. While long-term rates at current levels are close, or even slightly above, fair value, the team will be slow to add further to duration as there is the potential for a sizable, but likely temporary, move in rates higher. Among corporates, buy interest has increased as valuations have improved to reflect more symmetric risk/reward profiles. Banking is a preferred sector as fundamentals remain solid - good liquidity, peak margins, improved credit metrics, and stable leverage ratios highlight the appeal of the space.
Additions have been made in this sector, among others, at attractive levels, and are expected to benefit returns as yield spreads, in time, move more in line with fundamentals. Yield spreads are likely to continue widening, however, should the economy slow, and in that environment additions will be made in a disciplined, incremental fashion. At this point, high yield spreads appear not yet compensatory enough given the myriad of risks facing issuers, though further dislocation and rising yield premiums will provide compelling opportunities to layer in additional exposure. Within the securitized space, high quality residential MBS, both agency and non-agency, continue to look attractive as recent home price appreciation provides ample cushion for homeowners and investors, even if home prices start to level off or drop somewhat. Similarly, we believe ABS at the top of the capital structure provides fair compensation given robust structures, even with the possibility of recession. CMBS has the potential for significant future volatility - specific, high-quality properties should do well, while the broader market is likely to face challenges. As a result, allocations in CMBS heavily favor single asset/single borrower CMBS where exposures can be targeted rather than more broadly diversified issues.

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)

MARKET RECAP

Market concerns towards the latter part of 2021 were marked by emerging inflationary pressures and the continuation of coronavirus ("COVID-19")
pandemic-related headwinds as the Delta variant of COVID-19 gave way to the more contagious Omicron variant. Notwithstanding the uptick in cases and increased transmissibility of the virus, the economy remained largely resilient with solid non-farm payroll reports and strong retail sales, leading the Federal Open
Market Committee ("FOMC") to announce (and later accelerate) a tapering timeline through year-end. The November 2021 Consumer Price Index ("CPI") report (+6.8%
increase year-over-year) highlighted growing price pressures faced by consumers, with essentials such as gas and rent largely contributing to the surging figure, while consumers also bore the brunt of cost pressures passed along by businesses combating supply chain bottlenecks and labor supply issues. Meanwhile, equity markets remained strong after bouncing back from the pandemic lows of 2020, illustrated by a 28% return for the 2021 calendar year by the S&P 500(R) Index, while the fourth quarter gross domestic product ("GDP") also rebounded, posting a nearly 7% annualized increase.

As the calendar turned from 2021 to 2022, the combination of strong economic data and elevated inflation reports gave the FOMC cover to announce, in addition to the previously mentioned tapering timeline, the first rate hike since late
2018, effective in March 2022. Markets quickly repriced, with the expectations of a more aggressive Federal Reserve (the "Fed") dragging down most risk assets while Treasury yields rose across the maturity spectrum in the early months of
2022. Investors, already trying to navigate the removal of accommodative policy, lingering COVID-19 variants and elevated prices faced another headwind when
Russia invaded Ukraine in February 2022, adding geopolitical tension into the confluence of factors contributing to a difficult environment in the first half of 2022. Commodity prices surged as supply and demand technicals became sharply skewed from the war, exacerbating inflationary concerns and leading to a 9.1%
year-over-year increase in the June 2022 CPI report - the largest increase since
1981. The FOMC delivered back-to-back 75 basis point (bps) rate hikes at their
June and July 2022 meetings in an effort to combat this climbing inflation, resulting in a tightening of financial conditions and a drag on risk assets.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

Treasury yields soared, led by more policy-sensitive short rates, with the climb in yields also accompanied by negative GDP reports. Investor sentiment, as measured by the University of Michigan Consumer Sentiment Index, reached a
40-year low amid elevated price pressures and slowing growth, though a brief rally in July 2022 (spurred mainly by optimism that financial conditions may loosen as inflation came in slightly below forecast) led to an improved reading during the summer months. Fed Chairman Jerome Powell's speech at the FOMC's annual retreat in Jackson Hole in late August 2022 quickly dampened any ideas of less restrictive policy, however, as he reaffirmed the committee's focus on fighting inflation despite the potential economic pain that may ensue.

Against this backdrop of rising rates, slowing growth, continued
COVID-19-related concerns and sustained geopolitical tension, risk assets declined during the 12-month period ended August 31, 2022 with both equity and fixed income markets falling just over 11% for the trailing 1-year period, as measured by the S&P 500(R) Index and the Bloomberg U.S. Aggregate Bond Index,
respectively. Further, the Aggregate Bond Index suffered the largest drawdown since its inception during the second quarter of 2022, emphasizing the toll that the challenging economic and financial conditions had on asset prices.
Unsurprisingly, all fixed income sectors posted negative total and excess returns, with asset-backed securities ("ABS") the top performer during the period at "only" -32 bps excess returns. Investment grade corporates fell nearly
15% over the period as rising rates weighed on corporate spreads, while agency
MBS also suffered amid the sustained rate volatility and prospect of active Fed sales as the announcement of tapering in late 2021 eventually gave way to the most aggressive hiking regime in four decades. Meanwhile, Emerging Markets
("EMs") were among the worst performers in the fixed income space as rising rates, slowing growth and the conflict in Eastern Europe weighed on the sector, while the more levered and more risky high yield corporate sector also severely underperformed.

PERFORMANCE ANALYSIS

The Fund fell 10.87% based on NAV and 11.22% based on market price for the
12-month period ended August 31, 2022, while the Bloomberg U.S. Mortgage-Backed
Securities Index (the "Index") fell by 9.73%. With the agency MBS sector lagging duration-matched Treasuries by 142 bps during the year, the Fund benefitted from the relative underweight to the space, though low coupon 30-year TBAs, which constitute a bulk of the Fund's agency MBS holdings, were among the bottom performers in the Index. Though these holdings largely offset the benefit from being underweight the sector, the surge in rates during the period has led to fully extended durations and near-zero negative convexity among the low coupon cohort, potentially presenting greater upside optionality looking forward.
Meanwhile, the off-Index allocation to non-agency MBS weighed on performance as the sector experienced a downward repricing in 2022 due to broader macro uncertainty and rate volatility, though favorable issue selection among select credit risk transfer bonds did provide a bright spot among the Fund's non-agency
MBS allocation. Elsewhere in the securitized space, CMBS and ABS holdings detracted on the margin as both sectors posted negative excess and total returns during the year in sympathy with the broader market downturn. Finally, returns benefitted from the Fund's duration positioning, which was shorter relative to the Index; with the Fund shorter than the Index through the end of the first quarter of 2022. The Fund was insulated from the worst of the effects of rising rates as the Fed initiated their cycle of interest rate hikes, before gradually extending the position in a disciplined fashion alongside the continued climb in
Treasury yields and evolving value proposition. Derivative positioning in the
Fund is largely focused on futures positions used to manage duration, with a small allocation to currency forwards which had little impact on performance.

MARKET AND FUND OUTLOOK

Challenging year-to-date performance aside, there is the appeal of considerably more yield in fixed income markets now versus the start of 2022, which bodes well for improved return prospects. That being said, uncertainty over effects of tighter monetary policy, inflation and geopolitical tensions renders the market vulnerable to continued volatility and would-be opportunity. We believe trying to understand the economic fallout of a tightening cycle this aggressive against the competing crosswinds of a consumer still flush with cash, and anxious to spend that money on services and experiences post-pandemic, is an impossible task. Based on the Fed's eagerness to demonstrate its inflation-fighting willpower and achieve an easing in prices, expectations are for a continued
aggressive lifting of short rates until inflationary pressure subsides, suggesting that a recession is probable (if not technically already present).
Clouding the outlook further will be the often overlooked but impactful repercussions of quantitative tightening, which will likely take many more months to become apparent. With valuations having moved to increasingly attractive, i.e., cheapened, levels amid increased volatility and illiquidity, the team will look to capitalize on opportunities to buy defensive, high quality bonds at attractive entry points. However, given a high likelihood for further volatility and increased potential for a recessionary environment, the team's investment approach remains disciplined, steeped in relative value across sectors.

                                                                         Page 17


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

Given repriced expectations of Fed hikes and climbing Treasury yields, the duration profile of the strategy was extended, moving from a relative short to a modestly long position versus the Index. While long-term rates at current levels are close, or even slightly above, fair value, the team will be slow to add further to duration as there is the potential for a sizable, but likely temporary, move in rates higher. Within the securitized space, high quality residential MBS, both agency and non-agency, continue to look attractive as recent home price appreciation provides ample cushion for homeowners and investors, even if home prices start to drop somewhat. Current agency MBS positioning favors lower coupon issues and TBAs, though up-in-coupon issues and specified pools with favorable duration profiles are becoming increasingly emphasized. Meanwhile, non-agency MBS continues to offer opportunities in deeply discounted senior legacy non-agency MBS bonds with solid, stable fundamentals, while more recently issued 2.0 deals backed by re-performing loans are also appealing. Despite the current challenges, mortgage credit as a whole remains attractive due to recent home price appreciation, declining loan-to-value ratios and strict underwriting standards and is expected to be significantly additive to returns in coming periods. Away from residential MBS, we believe ABS at the top of the capital structure provides fair compensation given robust structures, even with the possibility of recession. CMBS has the potential for significant future volatility - specific properties should do well, while the broader market is likely to face challenges. As a result, allocations in CMBS heavily favor non-agency single asset/single borrower CMBS where exposure, and the accompanying risk, can be selectively targeted.

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)

MARKET RECAP

EM sovereign spreads are approximately 500 bps through September 14, 2022, around 150 bps wider than mid-September 2021. EM corporate spreads are approximately 350 bps, around 90 bps wider. The period has been characterized by risk-off sentiment driven by a number of factors, including rising inflation and a hawkish Fed, the Russia-Ukraine war and the subsequent energy crisis in
Europe, and the implementation of the zero-COVID-19 policy in China, all of which have led to global growth concerns.

PERFORMANCE ANALYSIS

For the 12-month period ended August 31, 2022, the Fund returned -18.52% based on NAV and -18.49% based on market price versus -20.82% for the JP Morgan
Emerging Market Bond Index Global Diversified (the "Benchmark").

Relative outperformance of 230 bps for the same period was primarily driven by underweight positioning in Russia, as tensions with Ukraine escalated into war in February 2022. In addition, the Fund's lack of exposure to Belarus, where bonds sold off due to its role in facilitating the invasion of Ukraine in
February 2022, also contributed to relative outperformance.

Security selection in Saudi Arabia, particularly oil & gas quasi-sovereign exposure, and underweight positioning in Ghana, also contributed to relative outperformance.

On the other hand, the exposure in the Fund's portfolio to high yield China property companies hurt relative performance, all of which were exited in 2021.
Underweight positioning to higher quality China in 2022 hurt relative performance given its shorter duration profile relative to the Benchmark.
However, the Fund remains underweight China given continued concerns about the property sector and the impact of its zero-COVID-19 policy on growth.

MARKET AND FUND OUTLOOK

Uncertainty has been the defining characteristic of the global economic, geopolitical, and market environment throughout the 12-month period ended August
31, 2022 and it remains so today, as reflected in rising Treasury yields, a stronger U.S. Dollar and the constant tug-of-war between the market's expectations of growth versus inflation. While many of these uncertainties have yet to be resolved, a fair bit of risk has been priced into markets and we believe that inflation, one of the more important drivers of risk appetite, may have potentially peaked, while not declining as quickly as markets expected.
U.S. inflation data for the next several months, we believe, will play a significant role in shaping the medium-term outlook for markets.

While the Fed's interest rate hike cycle will likely include an additional
150-200 bps of hikes over the coming months, the reduction of uncertainty regarding where the terminal rate ends up and what path the Fed takes to get there will go a long way in removing one of the major headwinds plaguing risk assets in recent months, in our view. To be clear, this reduction in uncertainty may take anywhere from another few weeks to another few months to materialize, but we believe this process will coincide with a bottoming in the performance of risk assets, including EM credit.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

There do, of course, remain risks to the global economy beyond the U.S. and we are monitoring these closely. Recent data confirms our assessment that the
Chinese economy likely bottomed in the second quarter of 2022. However, further downside risk to the property sector and its potential impact on the banking system, together with the impact of continued strict zero-COVID-19 measures leading into October's Party Congress, have the potential to drag down Chinese growth expectations further. While the central bank has cut interest rates and the government has unveiled more fiscal stimulus, transmission remains hampered by weak credit demand.

In addition, record-high gas prices have dramatically increased European inflation and slowed economic activity. At the end of August 2022, Russia, citing maintenance needs, switched off its largest pipeline, Nord Stream 1, to
Europe, but this is now an open-ended shutdown. The European Union is taking various steps to cushion the inflationary and recessionary risk of the gas crisis, which will likely lead to higher fiscal costs that have to be funded.
Given all of the near-term uncertainties, we believe an underweight to the
European region remains prudent.

While there are significant risks in the market, we do believe that valuations have come a long way to reflect these risks and that market sentiment may accordingly be too bearish. Spreads on the Benchmark are approximately 500 bps, or approximately 200 bps wide to long term averages. Further, the economic growth differential between EMs and Developed Markets ("DMs") is expected to widen in 2023 (1.4% in DMs versus 3.9% in EMs according to the International
Monetary Fund), which we believe will be supportive for EM assets.

As of the end of August 2022, the Fund was overweight Middle East/Africa and
Latin America, to take advantage of a supportive commodity backdrop and attractive valuations relative to peers. The Fund's portfolio is underweight
Asia and Europe, on a combination of growth concerns and valuations. Duration is slightly long relative to the Benchmark based on our view that the bulk of the repricing in U.S. rates has occurred.

The Fund is slightly overweight investment grade relative to high yield ("HY").
In the coming months, as we develop a clearer picture of the risks ahead, we would look to take advantage of dislocations in high yield and add lower quality credits, as we believe markets are underestimating both the fundamental strength of the asset class (EM HY corporate net leverage has, for example, fallen to its lowest level since 2015) and relative valuations (EM HY spreads trade +135 bps over US HY, a 97th percentile reading for this relationship since 2010).

                                                                         Page 19


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of First Trust TCW Opportunistic Fixed Income ETF, First Trust
TCW Unconstrained Plus Bond ETF, First Trust TCW Securitized Plus ETF or First
Trust TCW Emerging Markets Debt ETF (each a "Fund" and collectively, the
"Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   MARCH 1, 2022      AUGUST 31, 2022      PERIOD (a)          PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
Actual                                              $1,000.00           $  908.90             0.55%                $2.65
Hypothetical (5% return before expenses)            $1,000.00           $1,022.43             0.55%                $2.80

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
Actual                                              $1,000.00           $  963.20             0.75%                $3.71
Hypothetical (5% return before expenses)            $1,000.00           $1,021.42             0.75%                $3.82

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
Actual                                              $1,000.00           $  916.50             0.65%                $3.14
Hypothetical (5% return before expenses)            $1,000.00           $1,021.93             0.65%                $3.31

FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
Actual                                              $1,000.00           $  902.40             0.85%                $4.08
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92             0.85%                $4.33


(a)   These expense ratios reflect an expense waiver. See Note 3 in the Notes to
      Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 33.1%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
                Federal Home Loan Mortgage Corporation
$      274,036     Series 2017-4656, Class EZ.......................................     4.00%       02/15/47    $      267,852
                Federal National Mortgage Association
     1,877,819     Series 2012-20, Class ZT.........................................     3.50%       03/25/42         1,780,924
     2,020,765     Series 2012-84, Class VZ.........................................     3.50%       08/25/42         1,942,164
       250,940     Series 2018-38, Class PA.........................................     3.50%       06/25/47           247,725
       686,966     Series 2018-43, Class CT.........................................     3.00%       06/25/48           654,629
       196,821     Series 2018-86, Class JA.........................................     4.00%       05/25/47           194,780
        86,435     Series 2018-94, Class KD.........................................     3.50%       12/25/48            83,933
       102,707     Series 2019-1, Class KP..........................................     3.25%       02/25/49            98,043
        74,150     Series 2019-20, Class BA.........................................     3.50%       02/25/48            73,353
        50,763     Series 2019-52, Class PA.........................................     3.00%       09/25/49            48,216
                Government National Mortgage Association
       181,008     Series 2018-115, Class DE........................................     3.50%       08/20/48           177,805
       212,496     Series 2018-124, Class NW........................................     3.50%       09/20/48           209,551
       359,290     Series 2019-12, Class QA.........................................     3.50%       09/20/48           350,789
        30,779     Series 2019-71, Class PT.........................................     3.00%       06/20/49            29,473
       391,040     Series 2019-119, Class JE........................................     3.00%       09/20/49           372,414
                                                                                                                 --------------
                                                                                                                      6,531,651
                                                                                                                 --------------

                PASS-THROUGH SECURITIES -- 32.9%
                Federal Home Loan Mortgage Corporation
        60,612     Pool C91981......................................................     3.00%       02/01/38            58,169
        54,636     Pool G07961......................................................     3.50%       03/01/45            53,347
        52,409     Pool G08692......................................................     3.00%       02/01/46            49,675
     1,516,961     Pool G08715......................................................     3.00%       08/01/46         1,437,211
        29,992     Pool G08721......................................................     3.00%       09/01/46            28,402
       345,167     Pool G08726......................................................     3.00%       10/01/46           327,448
       832,875     Pool G08732......................................................     3.00%       11/01/46           784,790
       109,838     Pool G08738......................................................     3.50%       12/01/46           106,704
       218,243     Pool G08741......................................................     3.00%       01/01/47           206,229
       152,438     Pool G08747......................................................     3.00%       02/01/47           143,980
       106,995     Pool G08748......................................................     3.50%       02/01/47           104,140
       496,224     Pool G08750......................................................     3.00%       03/01/47           468,486
       116,525     Pool G08766......................................................     3.50%       06/01/47           113,201
       309,604     Pool G08788......................................................     3.50%       11/01/47           300,449
     1,024,504     Pool G08792......................................................     3.50%       12/01/47           994,985
       139,503     Pool G08800......................................................     3.50%       02/01/48           135,208
       211,773     Pool G08816......................................................     3.50%       06/01/48           204,970
        59,232     Pool G08833......................................................     5.00%       07/01/48            60,788
        11,646     Pool G08838......................................................     5.00%       09/01/48            11,946
       199,193     Pool G08843......................................................     4.50%       10/01/48           201,213
        45,565     Pool G08844......................................................     5.00%       10/01/48            46,733
       125,953     Pool G08849......................................................     5.00%       11/01/48           129,086
       465,829     Pool G16085......................................................     2.50%       02/01/32           447,553
       278,852     Pool G16350......................................................     2.50%       10/01/32           267,903
       334,428     Pool G16396......................................................     3.50%       02/01/33           330,023
       968,025     Pool G16524......................................................     3.50%       05/01/33           955,158
       107,963     Pool G18670......................................................     3.00%       12/01/32           105,170
        31,408     Pool G18691......................................................     3.00%       06/01/33            30,595
        88,566     Pool G18713......................................................     3.50%       11/01/33            87,388


                        See Notes to Financial Statements                Page 21


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal Home Loan Mortgage Corporation (Continued)
$    1,348,899     Pool G60038......................................................     3.50%       01/01/44    $    1,317,108
       362,172     Pool G60080......................................................     3.50%       06/01/45           353,178
       741,603     Pool G60344......................................................     4.00%       12/01/45           744,039
       235,762     Pool G60440......................................................     3.50%       03/01/46           229,470
       729,930     Pool G60582......................................................     3.50%       05/01/46           709,241
       695,178     Pool G60658......................................................     3.50%       07/01/46           683,509
       317,437     Pool G61556......................................................     3.50%       08/01/48           308,222
     2,151,785     Pool G61748......................................................     3.50%       11/01/48         2,088,116
       715,888     Pool G67700......................................................     3.50%       08/01/46           697,858
     1,612,620     Pool G67703......................................................     3.50%       04/01/47         1,569,569
     5,940,884     Pool G67706......................................................     3.50%       12/01/47         5,782,275
     1,464,439     Pool G67707......................................................     3.50%       01/01/48         1,431,726
     7,822,604     Pool G67708......................................................     3.50%       03/01/48         7,600,707
     1,486,990     Pool G67709......................................................     3.50%       03/01/48         1,448,517
     1,158,081     Pool G67710......................................................     3.50%       03/01/48         1,123,825
     1,704,619     Pool G67714......................................................     4.00%       07/01/48         1,697,571
     2,319,772     Pool G67717......................................................     4.00%       11/01/48         2,310,180
     3,613,699     Pool G67718......................................................     4.00%       01/01/49         3,596,541
       123,773     Pool Q44452......................................................     3.00%       11/01/46           116,933
       223,064     Pool Q50135......................................................     3.50%       08/01/47           216,653
     8,937,678     Pool QA7837......................................................     3.50%       03/01/50         8,627,406
    15,422,564     Pool QE0312......................................................     2.00%       04/01/52        13,329,152
    22,537,285     Pool QE0521......................................................     2.50%       04/01/52        20,185,967
    14,662,090     Pool RA3078......................................................     3.00%       07/01/50        13,703,511
       412,373     Pool RE6029......................................................     3.00%       02/01/50           380,282
    13,930,699     Pool SD0231......................................................     3.00%       01/01/50        13,016,673
     3,858,381     Pool SD7511......................................................     3.50%       01/01/50         3,719,640
    11,987,513     Pool SD7513......................................................     3.50%       04/01/50        11,556,583
     6,992,456     Pool SD7518......................................................     3.00%       06/01/50         6,541,352
    15,249,051     Pool SD8189......................................................     2.50%       01/01/52        13,654,731
    19,124,376     Pool SD8194......................................................     2.50%       02/01/52        17,125,744
    23,143,108     Pool SD8205......................................................     2.50%       04/01/52        20,724,374
    19,737,692     Pool SD8212......................................................     2.50%       05/01/52        17,674,848
       271,364     Pool U90772......................................................     3.50%       01/01/43           264,592
       328,691     Pool U99114......................................................     3.50%       02/01/44           320,502
       674,182     Pool ZA4692......................................................     3.50%       06/01/46           654,321
       326,994     Pool ZM0063......................................................     4.00%       08/01/45           326,271
    15,167,985     Pool ZM1779......................................................     3.00%       09/01/46        14,395,960
     3,260,700     Pool ZS4667......................................................     3.00%       06/01/46         3,089,733
     5,352,277     Pool ZS4688......................................................     3.00%       11/01/46         5,038,467
     8,775,426     Pool ZS4735......................................................     3.50%       09/01/47         8,509,824
       328,905     Pool ZS8602......................................................     3.00%       03/01/31           322,135
       629,949     Pool ZS9844......................................................     3.50%       07/01/46           611,393
     1,774,927     Pool ZT0277......................................................     3.50%       10/01/46         1,722,717
       790,755     Pool ZT0531......................................................     3.50%       04/01/47           768,924
       760,174     Pool ZT0536......................................................     3.50%       03/01/48           737,918
     2,413,688     Pool ZT0537......................................................     3.50%       03/01/48         2,349,036
       422,157     Pool ZT0542......................................................     4.00%       07/01/48           420,023
        93,034     Pool ZT1403......................................................     3.50%       11/01/33            91,732
     1,194,274     Pool ZT1703......................................................     4.00%       01/01/49         1,187,505


Page 22                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal National Mortgage Association
$    2,593,540     Pool AL8825......................................................     3.50%       06/01/46    $    2,517,962
       107,676     Pool AM5673......................................................     3.65%       04/01/23           107,544
       114,115     Pool AN2786......................................................     2.76%       09/01/36           101,553
     1,093,936     Pool AS0225......................................................     4.00%       08/01/43         1,093,818
     1,389,912     Pool AS3134......................................................     3.50%       08/01/44         1,355,923
       322,056     Pool AS6620......................................................     3.50%       02/01/46           312,600
       104,272     Pool AS9334......................................................     3.00%       03/01/32           101,483
        79,800     Pool AS9749......................................................     4.00%       06/01/47            79,419
        81,786     Pool BD7081......................................................     4.00%       03/01/47            81,255
     6,237,939     Pool BE3774......................................................     4.00%       07/01/47         6,207,495
       801,941     Pool BJ2692......................................................     3.50%       04/01/48           775,311
     1,020,720     Pool BM1903......................................................     3.50%       08/01/47           992,628
       266,651     Pool BM2000......................................................     3.50%       05/01/47           259,956
       716,205     Pool BM3260......................................................     3.50%       01/01/48           694,172
       400,117     Pool BM4299......................................................     3.00%       03/01/30           393,473
       364,231     Pool BM4304......................................................     3.00%       02/01/30           358,476
       843,408     Pool BM4472......................................................     3.50%       07/01/48           817,799
     1,785,475     Pool BM5585......................................................     3.00%       11/01/48         1,679,658
    14,068,036     Pool BN7755......................................................     3.00%       09/01/49        13,132,389
    29,483,655     Pool BQ6913......................................................     2.00%       12/01/51        25,493,631
    48,876,159     Pool BQ7006......................................................     2.00%       01/01/52        42,256,745
     9,557,187     Pool BV8515......................................................     3.00%       05/01/52         8,864,529
     1,023,358     Pool CA0854......................................................     3.50%       12/01/47           992,036
       484,758     Pool CA0907......................................................     3.50%       12/01/47           469,921
       400,055     Pool CA0996......................................................     3.50%       01/01/48           387,722
     2,998,885     Pool CA1182......................................................     3.50%       02/01/48         2,905,851
       508,702     Pool CA1187......................................................     3.50%       02/01/48           494,296
       353,093     Pool CA1710......................................................     4.50%       05/01/48           356,117
       228,818     Pool CA1711......................................................     4.50%       05/01/48           230,708
       135,962     Pool CA2208......................................................     4.50%       08/01/48           137,024
       492,903     Pool CA2327......................................................     4.00%       09/01/48           491,632
     3,196,854     Pool CA3633......................................................     3.50%       06/01/49         3,084,613
    13,032,798     Pool CA4534......................................................     3.00%       11/01/49        12,173,478
     4,365,283     Pool FM2870......................................................     3.00%       03/01/50         4,095,232
     7,459,173     Pool FM5397......................................................     3.00%       12/01/50         6,979,700
    29,884,062     Pool FS1598......................................................     2.00%       04/01/52        25,835,443
       242,253     Pool MA1146......................................................     4.00%       08/01/42           241,639
       431,100     Pool MA1373......................................................     3.50%       03/01/43           419,924
       447,860     Pool MA2077......................................................     3.50%       11/01/34           444,661
       117,507     Pool MA2145......................................................     4.00%       01/01/45           117,494
       489,726     Pool MA2670......................................................     3.00%       07/01/46           462,778
       469,225     Pool MA2806......................................................     3.00%       11/01/46           443,671
        13,206     Pool MA2896......................................................     3.50%       02/01/47            12,819
       428,722     Pool MA3057......................................................     3.50%       07/01/47           416,298
       193,810     Pool MA3088......................................................     4.00%       08/01/47           192,477
       447,704     Pool MA3210......................................................     3.50%       12/01/47           432,982
     5,015,698     Pool MA3238......................................................     3.50%       01/01/48         4,858,669
       432,153     Pool MA3239......................................................     4.00%       01/01/48           429,712
       210,125     Pool MA3276......................................................     3.50%       02/01/48           203,210
       607,669     Pool MA3332......................................................     3.50%       04/01/48           586,837


                        See Notes to Financial Statements                Page 23


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal National Mortgage Association (Continued)
$      165,888     Pool MA3336......................................................     3.50%       04/01/38    $      161,946
       114,332     Pool MA3410......................................................     3.50%       07/01/33           112,707
       154,344     Pool MA3537......................................................     4.50%       12/01/48           155,758
       614,953     Pool MA3846......................................................     3.00%       11/01/49           570,469
     9,697,946     Pool MA4093......................................................     2.00%       08/01/40         8,635,968
     6,709,289     Pool MA4128......................................................     2.00%       09/01/40         5,974,537
     7,437,564     Pool MA4152......................................................     2.00%       10/01/40         6,622,397
     4,002,848     Pool MA4176......................................................     2.00%       11/01/40         3,563,898
    14,236,348     Pool MA4364......................................................     2.00%       06/01/41        12,620,251
    19,316,171     Pool MA4548......................................................     2.50%       02/01/52        17,297,478
    48,750,000     Pool TBA (a).....................................................     3.50%       09/15/52        46,552,247
    46,525,000     Pool TBA (a).....................................................     4.00%       09/15/52        45,492,727
    60,100,000     Pool TBA (a).....................................................     4.50%       09/15/52        59,858,033
   168,900,000     Pool TBA (a).....................................................     2.00%       10/15/52       145,730,116
   174,125,000     Pool TBA (a).....................................................     2.50%       10/15/52       155,758,725
   103,950,000     Pool TBA (a).....................................................     3.00%       10/15/52        96,314,732
    49,275,000     Pool TBA (a).....................................................     4.50%       10/15/52        49,016,946
                Government National Mortgage Association
       191,597     Pool MA1157......................................................     3.50%       07/20/43           188,250
       567,723     Pool MA2825......................................................     3.00%       05/20/45           542,768
       191,801     Pool MA3521......................................................     3.50%       03/20/46           187,877
     8,119,778     Pool MA3662......................................................     3.00%       05/20/46         7,765,867
       734,405     Pool MA3663......................................................     3.50%       05/20/46           719,553
       495,582     Pool MA3735......................................................     3.00%       06/20/46           473,641
    10,092,648     Pool MA3937......................................................     3.50%       09/20/46         9,886,711
       139,691     Pool MA4069......................................................     3.50%       11/20/46           136,422
        80,399     Pool MA4195......................................................     3.00%       01/20/47            76,865
        95,896     Pool MA4196......................................................     3.50%       01/20/47            94,046
       481,106     Pool MA4261......................................................     3.00%       02/20/47           459,984
       123,516     Pool MA4262......................................................     3.50%       02/20/47           121,000
     3,138,976     Pool MA4322......................................................     4.00%       03/20/47         3,135,433
     3,296,848     Pool MA4382......................................................     3.50%       04/20/47         3,220,608
        39,301     Pool MA4453......................................................     4.50%       05/20/47            40,266
        41,510     Pool MA4586......................................................     3.50%       07/20/47            40,608
       272,835     Pool MA4588......................................................     4.50%       07/20/47           279,215
       726,244     Pool MA4651......................................................     3.00%       08/20/47           692,630
     1,054,147     Pool MA4652......................................................     3.50%       08/20/47         1,030,889
       365,688     Pool MA4719......................................................     3.50%       09/20/47           359,091
        44,714     Pool MA4722......................................................     5.00%       09/20/47            46,117
        36,338     Pool MA4777......................................................     3.00%       10/20/47            34,576
       915,265     Pool MA4778......................................................     3.50%       10/20/47           894,549
       871,232     Pool MA4836......................................................     3.00%       11/20/47           830,282
       904,933     Pool MA4837......................................................     3.50%       11/20/47           883,487
       302,600     Pool MA4838......................................................     4.00%       11/20/47           302,442
        50,281     Pool MA4901......................................................     4.00%       12/20/47            50,255
       232,973     Pool MA4961......................................................     3.00%       01/20/48           221,140
       314,377     Pool MA4962......................................................     3.50%       01/20/48           306,683
       456,193     Pool MA4963......................................................     4.00%       01/20/48           455,688
       231,710     Pool MA5078......................................................     4.00%       03/20/48           231,589


Page 24                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Government National Mortgage Association (Continued)
$      630,368     Pool MA5136......................................................     3.50%       04/20/48    $      615,409
       484,869     Pool MA5399......................................................     4.50%       08/20/48           490,592
       191,327     Pool MA5466......................................................     4.00%       09/20/48           190,409
        51,243     Pool MA5467......................................................     4.50%       09/20/48            51,818
       137,211     Pool MA5597......................................................     5.00%       11/20/48           140,183
       157,968     Pool MA5976......................................................     3.50%       06/20/49           150,652
        39,950     Pool MA6030......................................................     3.50%       07/20/49            38,043
       211,753     Pool MA6080......................................................     3.00%       08/20/49           198,474
    64,950,000     Pool TBA (a).....................................................     2.50%       09/15/52        59,304,932
                                                                                                                 --------------
                                                                                                                  1,168,170,246
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES........................................   1,174,701,897
                (Cost $1,220,771,466)                                                                            --------------

U.S. GOVERNMENT BONDS AND NOTES -- 23.2%

   204,074,000  U.S. Treasury Bond..................................................     2.00%       11/15/41       159,373,025
    90,055,000  U.S. Treasury Bond..................................................     2.38%       02/15/42        75,013,001
    55,285,000  U.S. Treasury Bond..................................................     3.00%       08/15/52        52,615,771
     6,687,051  U.S. Treasury Inflation Indexed Bond (b)............................     0.13%       02/15/52         5,264,745
    76,340,000  U.S. Treasury Note..................................................     3.00%       07/31/24        75,710,791
    95,475,000  U.S. Treasury Note..................................................     3.25%       08/31/24        95,116,969
    51,308,000  U.S. Treasury Note..................................................     3.13%       08/15/25        50,826,987
    33,435,000  U.S. Treasury Note..................................................     3.25%       06/30/27        33,334,434
   107,275,000  U.S. Treasury Note..................................................     2.75%       07/31/27       104,580,553
   160,065,000  U.S. Treasury Note..................................................     3.13%       08/31/27       158,914,533
    14,535,000  U.S. Treasury Note..................................................     2.75%       08/15/32        14,064,884
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT BONDS AND NOTES..........................................................     824,815,693
                (Cost $860,340,168)                                                                              --------------

CORPORATE BONDS AND NOTES -- 23.0%

                AEROSPACE/DEFENSE -- 0.4%
     3,208,000  BAE Systems Holdings, Inc. (c)......................................     3.85%       12/15/25         3,113,087
     8,500,000  Boeing (The) Co.....................................................     1.43%       02/04/24         8,155,320
     1,610,000  Boeing (The) Co.....................................................     4.88%       05/01/25         1,616,021
                                                                                                                 --------------
                                                                                                                     12,884,428
                                                                                                                 --------------

                AGRICULTURE -- 0.5%
     3,715,000  BAT Capital Corp....................................................     3.56%       08/15/27         3,420,193
     1,400,000  BAT Capital Corp....................................................     2.73%       03/25/31         1,122,283
     4,530,000  BAT Capital Corp....................................................     4.39%       08/15/37         3,600,692
     1,855,000  BAT Capital Corp....................................................     4.54%       08/15/47         1,359,991
     2,500,000  BAT Capital Corp....................................................     5.65%       03/16/52         2,130,675
     4,250,000  Reynolds American, Inc..............................................     5.70%       08/15/35         3,938,707
     3,735,000  Reynolds American, Inc..............................................     5.85%       08/15/45         3,216,763
                                                                                                                 --------------
                                                                                                                     18,789,304
                                                                                                                 --------------

                AIRLINES -- 0.4%
       900,438  American Airlines Pass-Through Trust, Series 2014-1, Class A........     3.70%       10/01/26           772,061
       107,368  American Airlines Pass-Through Trust, Series 2015-2, Class AA.......     3.60%       09/22/27            98,352
     3,571,897  American Airlines Pass-Through Trust, Series 2016-1, Class AA.......     3.58%       01/15/28         3,229,274
     4,402,061  Delta Air Lines Pass-Through Trust, Series 2020-1, Class AA.........     2.00%       06/10/28         3,826,252


                        See Notes to Financial Statements                Page 25


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                AIRLINES (CONTINUED)
$    8,116,601  JetBlue Pass-Through Trust, Series 2020-1, Class A..................     4.00%       11/15/32    $    7,410,284
       374,230  US Airways Pass-Through Trust, Series 2012-1, Class A...............     5.90%       10/01/24           367,115
                                                                                                                 --------------
                                                                                                                     15,703,338
                                                                                                                 --------------

                BANKS -- 7.2%
     4,565,000  Bank of America Corp. (d)...........................................     3.00%       12/20/23         4,548,957
     9,965,000  Bank of America Corp. (d)...........................................     3.37%       01/23/26         9,643,803
       325,000  Bank of America Corp. (d)...........................................     1.73%       07/22/27           288,913
     4,765,000  Bank of America Corp. (d)...........................................     2.69%       04/22/32         3,968,526
     3,165,000  Bank of America Corp. (d)...........................................     2.57%       10/20/32         2,596,288
     1,075,000  Bank of America Corp. (d)...........................................     2.97%       02/04/33           906,416
    18,465,000  Bank of America Corp., Series N (d).................................     1.66%       03/11/27        16,575,674
     1,300,000  Bank of America Corp., Series N (d).................................     2.65%       03/11/32         1,081,478
     1,500,000  Bank of America Corp., Medium-Term Note (d).........................     1.32%       06/19/26         1,366,053
     1,345,000  Bank of America Corp., Medium-Term Note (d).........................     3.97%       03/05/29         1,276,460
    11,320,000  Bank of America Corp., Medium-Term Note (d).........................     2.09%       06/14/29         9,650,326
     2,839,000  Bank of America Corp., Medium-Term Note (d).........................     3.97%       02/07/30         2,671,078
     4,060,000  Bank of America Corp., Medium-Term Note (d).........................     1.92%       10/24/31         3,221,990
     2,180,000  Citigroup, Inc. (d).................................................     3.35%       04/24/25         2,138,572
     2,375,000  Citigroup, Inc. (d).................................................     3.52%       10/27/28         2,209,379
     4,110,000  Citigroup, Inc. (d).................................................     2.98%       11/05/30         3,595,865
     2,000,000  Citigroup, Inc. (d).................................................     2.67%       01/29/31         1,692,490
     1,670,000  Citigroup, Inc. (d).................................................     4.41%       03/31/31         1,594,960
     6,040,000  Citigroup, Inc. (d).................................................     2.57%       06/03/31         5,066,577
       720,000  Citigroup, Inc. (d).................................................     2.56%       05/01/32           594,697
    13,365,000  Citigroup, Inc. (d).................................................     3.06%       01/25/33        11,334,240
     5,140,000  Goldman Sachs Group (The), Inc......................................     3.20%       02/23/23         5,131,918
    10,000,000  Goldman Sachs Group (The), Inc......................................     1.22%       12/06/23         9,662,156
     1,995,000  Goldman Sachs Group (The), Inc. (d).................................     0.93%       10/21/24         1,910,771
       950,000  Goldman Sachs Group (The), Inc. (d).................................     3.27%       09/29/25           926,080
     9,860,000  Goldman Sachs Group (The), Inc. (d).................................     1.43%       03/09/27         8,798,684
     9,105,000  Goldman Sachs Group (The), Inc. (d).................................     1.54%       09/10/27         8,020,861
     1,345,000  Goldman Sachs Group (The), Inc. (d).................................     1.99%       01/27/32         1,067,103
     7,710,000  Goldman Sachs Group (The), Inc. (d).................................     2.38%       07/21/32         6,262,741
     6,060,000  Goldman Sachs Group (The), Inc. (d).................................     2.65%       10/21/32         5,005,536
    13,465,000  JPMorgan Chase & Co. (d)............................................     0.97%       06/23/25        12,625,632
     8,015,000  JPMorgan Chase & Co. (d)............................................     1.56%       12/10/25         7,490,982
     1,895,000  JPMorgan Chase & Co. (d)............................................     2.01%       03/13/26         1,778,776
     2,585,000  JPMorgan Chase & Co. (d)............................................     3.96%       01/29/27         2,519,346
    10,455,000  JPMorgan Chase & Co. (d)............................................     1.58%       04/22/27         9,344,899
     2,625,000  JPMorgan Chase & Co. (d)............................................     2.74%       10/15/30         2,279,869
     8,025,000  JPMorgan Chase & Co. (d)............................................     2.58%       04/22/32         6,652,559
     4,790,000  JPMorgan Chase & Co. (d)............................................     2.55%       11/08/32         3,952,822
       495,000  Morgan Stanley (d)..................................................     0.99%       12/10/26           438,850
     2,785,000  Morgan Stanley (d)..................................................     5.30%       04/20/37         2,672,392
     7,135,000  Morgan Stanley, Global Medium-Term Note (d).........................     1.51%       07/20/27         6,329,703
     2,125,000  Morgan Stanley, Global Medium-Term Note (d).........................     2.24%       07/21/32         1,720,297
    13,355,000  Morgan Stanley, Medium-Term Note (d)................................     1.16%       10/21/25        12,410,520
     8,125,000  Morgan Stanley, Medium-Term Note (d)................................     1.93%       04/28/32         6,457,829
     3,200,000  Morgan Stanley, Medium-Term Note (d)................................     2.51%       10/20/32         2,630,235
     4,385,000  Wells Fargo & Co. (d)...............................................     2.19%       04/30/26         4,107,798


Page 26                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                BANKS (CONTINUED)
$   10,185,000  Wells Fargo & Co., Medium-Term Note (d).............................     3.53%       03/24/28    $    9,644,712
     9,444,000  Wells Fargo & Co., Medium-Term Note (d).............................     2.39%       06/02/28         8,477,878
     5,790,000  Wells Fargo & Co., Medium-Term Note (d).............................     2.88%       10/30/30         5,094,447
    15,370,000  Wells Fargo & Co., Medium-Term Note (d).............................     3.35%       03/02/33        13,525,679
     3,350,000  Wells Fargo & Co., Medium-Term Note (d).............................     4.90%       07/25/33         3,301,410
                                                                                                                 --------------
                                                                                                                    256,265,227
                                                                                                                 --------------

                BEVERAGES -- 0.2%
     2,700,000  Anheuser-Busch Cos. LLC / Anheuser-Busch InBev
                   Worldwide, Inc...................................................     4.90%       02/01/46         2,574,614
     1,200,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.60%       04/15/48         1,093,779
       200,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.44%       10/06/48           178,649
     4,145,000  Constellation Brands, Inc...........................................     4.75%       05/09/32         4,100,524
                                                                                                                 --------------
                                                                                                                      7,947,566
                                                                                                                 --------------

                BIOTECHNOLOGY -- 0.1%
     1,412,000  Amgen, Inc..........................................................     4.40%       05/01/45         1,276,614
     3,010,000  Regeneron Pharmaceuticals, Inc......................................     1.75%       09/15/30         2,390,300
                                                                                                                 --------------
                                                                                                                      3,666,914
                                                                                                                 --------------

                CHEMICALS -- 0.2%
     4,758,000  International Flavors & Fragrances, Inc. (c)........................     2.30%       11/01/30         3,912,067
     3,114,000  International Flavors & Fragrances, Inc.............................     5.00%       09/26/48         2,873,196
                                                                                                                 --------------
                                                                                                                      6,785,263
                                                                                                                 --------------

                COMMERCIAL SERVICES -- 0.1%
     1,730,000  Global Payments, Inc................................................     5.40%       08/15/32         1,701,713
     1,066,000  Global Payments, Inc................................................     5.95%       08/15/52         1,034,880
                                                                                                                 --------------
                                                                                                                      2,736,593
                                                                                                                 --------------

                DIVERSIFIED FINANCIAL SERVICES -- 0.4%
     1,890,000  Air Lease Corp......................................................     3.25%       03/01/25         1,808,118
       940,000  Air Lease Corp......................................................     3.38%       07/01/25           894,232
       360,000  Air Lease Corp., Medium-Term Note...................................     2.30%       02/01/25           337,658
     7,930,000  Capital One Financial Corp. (d).....................................     1.34%       12/06/24         7,618,970
     3,755,000  Discover Financial Services.........................................     3.95%       11/06/24         3,721,166
       950,000  Intercontinental Exchange, Inc......................................     4.60%       03/15/33           943,066
       450,000  Raymond James Financial, Inc........................................     4.95%       07/15/46           438,982
                                                                                                                 --------------
                                                                                                                     15,762,192
                                                                                                                 --------------

                ELECTRIC -- 1.5%
     1,000,000  AEP Transmission Co. LLC............................................     3.75%       12/01/47           837,723
     4,128,000  Alliant Energy Finance LLC (c)......................................     3.75%       06/15/23         4,104,056
     2,655,000  Alliant Energy Finance LLC (c)......................................     1.40%       03/15/26         2,343,313
       200,000  Ameren Illinois Co..................................................     3.70%       12/01/47           170,686
     3,000,000  Appalachian Power Co., Series Z.....................................     3.70%       05/01/50         2,391,720
       750,000  Cleco Power LLC.....................................................     6.00%       12/01/40           785,771
       500,000  Consolidated Edison Co. of New York, Inc............................     4.50%       05/15/58           454,648
     1,695,000  Dominion Energy, Inc., Series A.....................................     3.30%       03/15/25         1,657,542
     7,030,000  Duke Energy Corp....................................................     2.55%       06/15/31         5,904,911
     2,000,000  Duke Energy Corp....................................................     3.85%       06/15/34         1,915,363
       750,000  Entergy Texas, Inc..................................................     3.45%       12/01/27           721,205
     9,101,000  FirstEnergy Transmission LLC (c)....................................     2.87%       09/15/28         8,102,879


                        See Notes to Financial Statements                Page 27


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                ELECTRIC (CONTINUED)
$    3,855,000  Interstate Power and Light Co.......................................     2.30%       06/01/30    $    3,276,425
     1,500,000  ITC Holdings Corp. (c)..............................................     2.95%       05/14/30         1,315,614
     1,750,000  Jersey Central Power & Light Co. (c)................................     4.30%       01/15/26         1,720,181
       830,000  Metropolitan Edison Co. (c).........................................     4.00%       04/15/25           793,552
     2,253,000  Metropolitan Edison Co. (c).........................................     4.30%       01/15/29         2,208,017
    10,000,000  Niagara Mohawk Power Corp. (c)......................................     3.03%       06/27/50         6,675,337
       825,000  Public Service Co. of New Mexico....................................     3.85%       08/01/25           787,779
     3,480,000  Southwestern Public Service Co., Series 9...........................     5.15%       06/01/52         3,472,861
       700,000  Trans-Allegheny Interstate Line Co. (c).............................     3.85%       06/01/25           685,264
     1,505,000  Xcel Energy, Inc....................................................     4.80%       09/15/41         1,404,422
                                                                                                                 --------------
                                                                                                                     51,729,269
                                                                                                                 --------------

                ENTERTAINMENT -- 0.5%
     9,840,000  Warnermedia Holdings, Inc. (c)......................................     5.05%       03/15/42         8,136,229
    11,190,000  Warnermedia Holdings, Inc. (c)......................................     5.14%       03/15/52         9,049,919
                                                                                                                 --------------
                                                                                                                     17,186,148
                                                                                                                 --------------

                FOOD -- 0.3%
       643,000  Chobani LLC / Chobani Finance Corp., Inc. (c).......................     4.63%       11/15/28           563,583
       721,000  Kraft Heinz Foods Co................................................     5.00%       07/15/35           704,685
     5,885,000  Kraft Heinz Foods Co................................................     5.20%       07/15/45         5,557,432
     2,755,000  Kraft Heinz Foods Co................................................     4.88%       10/01/49         2,513,354
     3,570,000  Pilgrim's Pride Corp. (c)...........................................     3.50%       03/01/32         2,902,553
                                                                                                                 --------------
                                                                                                                     12,241,607
                                                                                                                 --------------

                GAS -- 0.1%
       500,000  Piedmont Natural Gas Co., Inc.......................................     3.35%       06/01/50           374,324
     3,856,000  Southern Co. Gas Capital Corp.......................................     5.88%       03/15/41         4,039,025
       200,000  Spire, Inc..........................................................     3.54%       02/27/24           196,264
                                                                                                                 --------------
                                                                                                                      4,609,613
                                                                                                                 --------------

                HEALTHCARE-PRODUCTS -- 0.2%
       525,000  Alcon Finance Corp. (c).............................................     2.75%       09/23/26           485,945
     1,500,000  Alcon Finance Corp. (c).............................................     2.60%       05/27/30         1,281,269
     3,015,000  DENTSPLY SIRONA, Inc................................................     3.25%       06/01/30         2,492,278
     5,000,000  PerkinElmer, Inc....................................................     2.55%       03/15/31         4,124,156
                                                                                                                 --------------
                                                                                                                      8,383,648
                                                                                                                 --------------

                HEALTHCARE-SERVICES -- 1.5%
     2,105,000  Bon Secours Mercy Health, Inc., Series 20-2.........................     2.10%       06/01/31         1,730,251
     1,845,000  Centene Corp........................................................     4.25%       12/15/27         1,754,743
     9,311,000  Centene Corp........................................................     2.45%       07/15/28         7,866,119
     2,982,000  Centene Corp........................................................     3.00%       10/15/30         2,492,356
     2,135,000  CommonSpirit Health.................................................     2.76%       10/01/24         2,070,341
     1,985,000  CommonSpirit Health.................................................     3.35%       10/01/29         1,780,450
       475,000  CommonSpirit Health.................................................     2.78%       10/01/30           399,310
     7,164,000  HCA, Inc............................................................     5.25%       06/15/26         7,213,122
     3,250,000  HCA, Inc. (c).......................................................     3.13%       03/15/27         2,999,036
     8,233,000  HCA, Inc............................................................     4.13%       06/15/29         7,603,888
     3,250,000  HCA, Inc. (c).......................................................     3.63%       03/15/32         2,819,594
     4,330,000  HCA, Inc. (c).......................................................     4.63%       03/15/52         3,603,753
       500,000  Humana, Inc.........................................................     3.15%       12/01/22           499,832


Page 28                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                HEALTHCARE-SERVICES (CONTINUED)
$      360,000  Humana, Inc.........................................................     2.90%       12/15/22    $      359,553
     2,910,000  Humana, Inc.........................................................     2.15%       02/03/32         2,365,196
     5,000,000  Molina Healthcare, Inc. (c).........................................     4.38%       06/15/28         4,620,675
     2,500,000  Molina Healthcare, Inc. (c).........................................     3.88%       05/15/32         2,155,462
       200,000  New York and Presbyterian (The) Hospital............................     3.56%       08/01/36           180,853
       160,000  UnitedHealth Group, Inc.............................................     4.45%       12/15/48           152,960
     2,630,000  Universal Health Services, Inc. (c).................................     1.65%       09/01/26         2,277,098
                                                                                                                 --------------
                                                                                                                     54,944,592
                                                                                                                 --------------

                INSURANCE -- 1.3%
     2,465,000  Aon Corp. / Aon Global Holdings PLC.................................     3.90%       02/28/52         2,055,764
     5,090,000  Athene Global Funding, SOFR + 0.70% (c) (e).........................     2.99%       05/24/24         4,989,203
     2,145,000  Athene Global Funding (c)...........................................     3.21%       03/08/27         1,953,973
     5,585,000  Athene Global Funding (c)...........................................     1.99%       08/19/28         4,647,060
     2,605,000  Athene Global Funding (c)...........................................     2.72%       01/07/29         2,218,863
     1,650,000  Farmers Exchange Capital (c)........................................     7.05%       07/15/28         1,770,419
     2,200,000  Farmers Exchange Capital II (c) (d).................................     6.15%       11/01/53         2,251,902
     1,770,000  Farmers Exchange Capital III (c) (d)................................     5.45%       10/15/54         1,727,130
       600,000  Farmers Insurance Exchange (c)......................................     8.63%       05/01/24           633,247
     3,495,000  Farmers Insurance Exchange (c) (d)..................................     4.75%       11/01/57         3,089,423
     7,000,000  National General Holdings Corp. (c).................................     6.75%       05/15/24         7,303,590
     1,525,000  Nationwide Mutual Insurance Co., 3 Mo. LIBOR + 2.29% (c) (e)........     4.12%       12/15/24         1,525,346
     3,630,000  New York Life Insurance Co. (c).....................................     3.75%       05/15/50         3,036,117
     1,790,000  Teachers Insurance & Annuity Association of America (c).............     4.90%       09/15/44         1,742,641
     3,910,000  Teachers Insurance & Annuity Association of America (c).............     4.27%       05/15/47         3,540,579
     1,980,000  Teachers Insurance & Annuity Association of America (c) (d).........     4.38%       09/15/54         1,927,720
                                                                                                                 --------------
                                                                                                                     44,412,977
                                                                                                                 --------------

                INTERNET -- 0.1%
     1,945,000  Netflix, Inc........................................................     4.63%       05/15/29         1,928,077
                                                                                                                 --------------

                LODGING -- 0.1%
     4,385,000  Hyatt Hotels Corp...................................................     1.80%       10/01/24         4,172,233
                                                                                                                 --------------

                MEDIA -- 0.9%
     1,475,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     4.91%       07/23/25         1,474,200
     1,410,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     2.30%       02/01/32         1,076,571
     1,471,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.38%       04/01/38         1,296,209
     6,920,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.38%       05/01/47         5,885,916
     1,960,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.25%       04/01/53         1,663,712
     3,570,000  Cox Communications, Inc. (c)........................................     2.60%       06/15/31         2,986,781
     4,670,000  Cox Enterprises, Inc. (c)...........................................     7.38%       07/15/27         5,078,681
     8,275,000  Diamond Sports Group LLC / Diamond Sports Finance Co. (c)...........     5.38%       08/15/26         1,582,594
     3,000,000  Paramount Global....................................................     4.20%       05/19/32         2,653,842
     8,320,000  Time Warner Cable LLC...............................................     5.50%       09/01/41         7,176,799
                                                                                                                 --------------
                                                                                                                     30,875,305
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 29


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                MISCELLANEOUS MANUFACTURING -- 0.1%
$      943,000  General Electric Co., Medium-Term Note, 3 Mo. LIBOR +
                   0.38% (e)........................................................     3.21%       05/05/26    $      898,207
     1,304,000  General Electric Co., Medium-Term Note..............................     6.75%       03/15/32         1,481,335
                                                                                                                 --------------
                                                                                                                      2,379,542
                                                                                                                 --------------

                OIL & GAS -- 0.0%
       400,000  Hess Corp...........................................................     5.60%       02/15/41           387,934
                                                                                                                 --------------

                PACKAGING & CONTAINERS -- 0.4%
     3,000,000  Amcor Finance USA, Inc..............................................     3.63%       04/28/26         2,862,598
     1,000,000  Amcor Flexibles North America, Inc..................................     2.63%       06/19/30           833,486
     4,157,000  Berry Global, Inc...................................................     1.57%       01/15/26         3,721,262
     2,125,000  Berry Global, Inc. (c)..............................................     4.88%       07/15/26         2,071,777
     2,650,000  Berry Global, Inc...................................................     1.65%       01/15/27         2,283,305
     3,670,000  WRKCo, Inc..........................................................     3.00%       06/15/33         3,077,560
                                                                                                                 --------------
                                                                                                                     14,849,988
                                                                                                                 --------------

                PHARMACEUTICALS -- 1.2%
     4,997,000  AbbVie, Inc.........................................................     4.50%       05/14/35         4,774,121
       870,000  AbbVie, Inc.........................................................     4.45%       05/14/46           785,800
     1,045,000  Bayer US Finance II LLC (c).........................................     3.38%       07/15/24         1,022,621
       625,000  Bayer US Finance II LLC (c).........................................     2.85%       04/15/25           592,504
     7,880,000  Bayer US Finance II LLC (c).........................................     4.25%       12/15/25         7,760,198
     3,160,000  Bayer US Finance II LLC (c).........................................     4.38%       12/15/28         3,046,044
       815,000  Bayer US Finance II LLC (c).........................................     4.63%       06/25/38           729,416
     1,750,000  Bayer US Finance II LLC (c).........................................     4.40%       07/15/44         1,432,574
     2,540,000  Bayer US Finance II LLC (c).........................................     4.88%       06/25/48         2,312,723
     2,107,000  Becton Dickinson and Co.............................................     3.73%       12/15/24         2,090,540
     2,000,000  Cigna Corp..........................................................     3.40%       03/01/27         1,918,635
        75,000  Cigna Corp..........................................................     3.05%       10/15/27            70,072
     2,060,000  Cigna Corp..........................................................     3.88%       10/15/47         1,668,413
     1,279,000  Cigna Corp..........................................................     3.40%       03/15/51           978,745
     1,225,000  CVS Health Corp.....................................................     1.75%       08/21/30           991,330
     1,850,000  CVS Health Corp.....................................................     5.13%       07/20/45         1,784,582
    10,430,000  CVS Health Corp.....................................................     5.05%       03/25/48        10,080,674
                                                                                                                 --------------
                                                                                                                     42,038,992
                                                                                                                 --------------

                PIPELINES -- 0.7%
       583,000  Energy Transfer L.P.................................................     5.50%       06/01/27           591,217
     2,030,000  Energy Transfer L.P.................................................     4.95%       06/15/28         2,001,493
     3,200,000  Energy Transfer L.P.................................................     4.90%       03/15/35         2,927,537
       260,000  Energy Transfer L.P.................................................     5.15%       03/15/45           225,632
     2,600,000  Energy Transfer L.P.................................................     6.13%       12/15/45         2,517,381
     3,606,000  Energy Transfer L.P.................................................     5.40%       10/01/47         3,228,865
     3,601,000  Energy Transfer L.P.................................................     5.00%       05/15/50         3,102,812
     3,640,000  NGPL PipeCo LLC (c).................................................     4.88%       08/15/27         3,536,750
       150,000  Plains All American Pipeline L.P. / PAA Finance Corp................     2.85%       01/31/23           149,363
       425,000  Plains All American Pipeline L.P. / PAA Finance Corp................     3.55%       12/15/29           373,329
     1,350,000  Plains All American Pipeline L.P. / PAA Finance Corp................     3.80%       09/15/30         1,202,130
       716,000  Rockies Express Pipeline LLC (c)....................................     4.95%       07/15/29           646,496
     1,500,000  Rockies Express Pipeline LLC (c)....................................     4.80%       05/15/30         1,264,178
     1,360,000  Rockies Express Pipeline LLC (c)....................................     6.88%       04/15/40         1,134,974


Page 30                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                PIPELINES (CONTINUED)
$      329,909  Ruby Pipeline LLC (f) (g) (h).......................................     8.00%       04/01/22    $      277,124
                                                                                                                 --------------
                                                                                                                     23,179,281
                                                                                                                 --------------

                REAL ESTATE INVESTMENT TRUSTS -- 1.6%
       250,000  Alexandria Real Estate Equities, Inc................................     4.30%       01/15/26           248,861
       612,000  Alexandria Real Estate Equities, Inc................................     4.50%       07/30/29           596,635
       500,000  American Assets Trust L.P...........................................     3.38%       02/01/31           423,101
     4,320,000  American Campus Communities Operating Partnership L.P...............     3.75%       04/15/23         4,325,180
       750,000  CubeSmart L.P.......................................................     4.38%       02/15/29           724,174
     1,150,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       11/01/23         1,140,852
     4,785,000  GLP Capital L.P. / GLP Financing II, Inc............................     3.35%       09/01/24         4,574,879
     7,701,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       04/15/26         7,577,418
     1,210,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.30%       01/15/29         1,171,456
     2,525,000  GLP Capital L.P. / GLP Financing II, Inc............................     4.00%       01/15/30         2,216,268
       895,000  Healthcare Realty Holdings L.P......................................     3.63%       01/15/28           823,506
     2,000,000  Healthcare Realty Holdings L.P......................................     3.10%       02/15/30         1,729,873
     7,235,000  Healthcare Realty Holdings L.P......................................     2.00%       03/15/31         5,654,599
     3,930,000  Hudson Pacific Properties L.P.......................................     3.95%       11/01/27         3,694,311
     1,000,000  Hudson Pacific Properties L.P.......................................     4.65%       04/01/29           941,827
       740,000  Invitation Homes Operating Partnership L.P..........................     2.30%       11/15/28           619,824
       860,000  Kilroy Realty L.P...................................................     2.50%       11/15/32           668,387
     1,093,000  Kilroy Realty L.P...................................................     2.65%       11/15/33           833,744
       200,000  Life Storage L.P....................................................     3.88%       12/15/27           189,464
     1,135,000  Life Storage L.P....................................................     2.20%       10/15/30           915,306
     1,605,000  LXP Industrial Trust................................................     2.70%       09/15/30         1,301,022
     1,837,000  LXP Industrial Trust................................................     2.38%       10/01/31         1,403,744
       350,000  Piedmont Operating Partnership L.P..................................     3.40%       06/01/23           348,046
       670,000  Piedmont Operating Partnership L.P..................................     3.15%       08/15/30           553,005
       300,000  SL Green Operating Partnership L.P..................................     3.25%       10/15/22           299,421
       550,000  SL Green Realty Corp................................................     4.50%       12/01/22           550,000
     1,000,000  Ventas Realty L.P...................................................     2.65%       01/15/25           957,969
       205,000  VICI Properties L.P.................................................     4.95%       02/15/30           197,117
     6,178,000  VICI Properties L.P.................................................     5.13%       05/15/32         5,873,733
       350,000  VICI Properties L.P. / VICI Note Co., Inc. (c)......................     4.63%       06/15/25           339,284
     1,275,000  VICI Properties L.P. / VICI Note Co., Inc. (c)......................     4.50%       09/01/26         1,203,077
     1,425,000  VICI Properties L.P. / VICI Note Co., Inc. (c)......................     5.75%       02/01/27         1,404,907
       195,000  VICI Properties L.P. / VICI Note Co., Inc. (c)......................     3.75%       02/15/27           176,818
       750,000  VICI Properties L.P. / VICI Note Co., Inc. (c)......................     4.50%       01/15/28           696,558
     2,930,000  VICI Properties L.P. / VICI Note Co., Inc. (c)......................     3.88%       02/15/29         2,609,905
        75,000  Welltower, Inc......................................................     4.50%       01/15/24            75,285
                                                                                                                 --------------
                                                                                                                     57,059,556
                                                                                                                 --------------

                RETAIL -- 0.3%
     7,335,000  7-Eleven, Inc. (c)..................................................     0.80%       02/10/24         6,981,791
     5,035,000  Michaels (The) Cos., Inc. (c).......................................     7.88%       05/01/29         3,355,953
                                                                                                                 --------------
                                                                                                                     10,337,744
                                                                                                                 --------------

                SEMICONDUCTORS -- 0.1%
     2,505,000  Broadcom, Inc.......................................................     4.30%       11/15/32         2,271,988
     2,000,000  Broadcom, Inc. (c)..................................................     3.47%       04/15/34         1,622,824
                                                                                                                 --------------
                                                                                                                      3,894,812
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 31


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                SOFTWARE -- 0.3%
$      126,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                   Inc. (c).........................................................     5.75%       03/01/25    $      124,504
     1,400,000  Fiserv, Inc.........................................................     2.25%       06/01/27         1,263,562
       510,000  Fiserv, Inc.........................................................     2.65%       06/01/30           435,881
        10,000  Oracle Corp.........................................................     2.88%       03/25/31             8,320
     2,050,000  Oracle Corp.........................................................     4.00%       11/15/47         1,495,304
     2,535,000  Oracle Corp.........................................................     3.60%       04/01/50         1,734,331
     6,397,000  Oracle Corp.........................................................     3.95%       03/25/51         4,616,158
                                                                                                                 --------------
                                                                                                                      9,678,060
                                                                                                                 --------------

                TELECOMMUNICATIONS -- 2.3%
     3,175,000  AT&T, Inc...........................................................     4.50%       05/15/35         2,995,373
     3,500,000  AT&T, Inc...........................................................     5.25%       03/01/37         3,522,417
       145,000  AT&T, Inc...........................................................     4.30%       12/15/42           126,306
     6,270,000  AT&T, Inc...........................................................     4.75%       05/15/46         5,842,487
     3,880,000  AT&T, Inc...........................................................     4.50%       03/09/48         3,393,788
     9,327,000  AT&T, Inc...........................................................     3.80%       12/01/57         7,098,727
     1,985,000  Level 3 Financing, Inc. (c).........................................     3.40%       03/01/27         1,764,168
     4,525,000  Level 3 Financing, Inc. (c).........................................     3.75%       07/15/29         3,641,268
     4,240,000  Level 3 Financing, Inc. (c).........................................     3.88%       11/15/29         3,603,622
     4,500,000  SES GLOBAL Americas Holdings, Inc. (c)..............................     5.30%       03/25/44         3,859,975
     4,891,563  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (c).........................................     4.74%       03/20/25         4,913,105
    21,145,000  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (c).........................................     5.15%       03/20/28        21,316,122
     3,415,000  T-Mobile USA, Inc...................................................     3.75%       04/15/27         3,283,351
     6,980,000  T-Mobile USA, Inc...................................................     3.88%       04/15/30         6,481,091
     8,231,000  T-Mobile USA, Inc...................................................     2.55%       02/15/31         6,858,886
     2,845,000  T-Mobile USA, Inc...................................................     4.38%       04/15/40         2,522,652
       750,000  T-Mobile USA, Inc...................................................     4.50%       04/15/50           656,635
                                                                                                                 --------------
                                                                                                                     81,879,973
                                                                                                                 --------------
                TOTAL CORPORATE BONDS AND NOTES................................................................     816,710,176
                (Cost $926,768,119)                                                                              --------------

ASSET-BACKED SECURITIES -- 12.2%

                ACE Securities Corp. Home Equity Loan Trust
    15,091,266     Series 2007-HE1, Class A1, 1 Mo. LIBOR + 0.30% (e)...............     2.74%       01/25/37         8,945,908
    13,106,697     Series 2007-WM2, Class A1, 1 Mo. LIBOR + 0.21% (e)...............     2.65%       02/25/37         6,408,414
                AGL CLO Ltd.
    13,000,000     Series 2021-12A, Class A1, 3 Mo. LIBOR + 1.16% (c) (e)...........     3.87%       07/20/34        12,738,720
                AMMC CLO Ltd.
     1,476,281     Series 2016-19A, Class AR, 3 Mo. LIBOR + 1.14% (c) (e)...........     3.65%       10/16/28         1,472,771
                AMSR Trust
     3,500,000     Series 2021-SFR3, Class G (c)....................................     3.80%       10/17/38         3,009,614
                Argent Securities, Inc.
       125,566     Series 2005-W2, Class M1, 1 Mo. LIBOR + 0.74% (e)................     3.18%       10/25/35           123,602
                Asset Backed Funding Certificates Trust
     8,633,948     Series 2006-HE1, Class A2B, 1 Mo. LIBOR + 0.11% (e)..............     2.55%       01/25/37         5,294,207
                Bardot CLO Ltd.
    10,400,000     Series 2019-2A, Class BR, 3 Mo. LIBOR + 1.60% (c) (e)............     4.36%       10/22/32         9,994,866


Page 32                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Barings CLO Ltd.
$      290,253     Series 2013-IA, Class AR, 3 Mo. LIBOR + 0.80% (c) (e)............     3.51%       01/20/28    $      288,076
    12,500,000     Series 2019-2A, Class A2R, 3 Mo. LIBOR + 1.70% (c) (e)...........     4.21%       04/15/36        11,994,014
                Brazos Higher Education Authority, Inc.
       294,587     Series 2011-2, Class A3, 3 Mo. LIBOR + 1.00% (e).................     3.78%       10/27/36           291,904
                Carrington Mortgage Loan Trust
    18,000,000     Series 2006-NC4, 1 Mo. LIBOR + 0.24% (e).........................     2.68%       10/25/36        15,676,054
       597,801     Series 2006-OPT1, Class M1, 1 Mo. LIBOR + 0.53% (e)..............     2.97%       02/25/36           592,900
                Carvana Auto Receivables Trust
        70,350     Series 2022-P3, Class R (c) (i)..................................      (j)        09/10/29        12,145,928
                CF Hippolyta Issuer LLC
     9,471,981     Series 2020-1, Class A1 (c)......................................     1.69%       07/15/60         8,617,813
                CIFC Funding Ltd.
     5,610,000     Series 2021-7A, Class A1, 3 Mo. LIBOR + 1.13% (c) (e)............     3.91%       01/23/35         5,491,257
                Citigroup Mortgage Loan Trust
       373,340     Series 2006-HE2, Class M1, 1 Mo. LIBOR + 0.44% (e)...............     2.88%       08/25/36           371,437
                Dryden Senior Loan Fund
       819,616     Series 2013-26A, Class AR, 3 Mo. LIBOR + 0.90% (c) (e)...........     3.41%       04/15/29           810,190
       572,000     Series 2013-28A, Class A1LR, 3 Mo. LIBOR + 1.20% (c) (e).........     4.11%       08/15/30           570,639
                ECMC Group Student Loan Trust
     1,533,565     Series 2017-2A, Class A, 1 Mo. LIBOR + 1.05% (c) (e).............     3.49%       05/25/67         1,511,756
                EFS Volunteer No 3 LLC
        90,553     Series 2012-1, Class A3, 1 Mo. LIBOR + 1.00% (c) (e).............     3.44%       04/25/33            89,464
                Elmwood CLO VI Ltd.
    13,400,000     Series 2020-3A, Class BR, 3 Mo. LIBOR + 1.65% (c) (e)............     4.36%       10/20/34        12,834,192
                First Franklin Mortgage Loan Trust
    16,657,072     Series 2006-FF13, Class A2C, 1 Mo. LIBOR + 0.32% (e).............     2.76%       10/25/36        12,026,864
    12,352,627     Series 2007-FF2, Class A1, 1 Mo. LIBOR + 0.14% (e)...............     2.58%       03/25/37         7,578,642
                GE-WMC Mortgage Securities LLC
       430,076     Series 2005-1, Class M1, 1 Mo. LIBOR + 0.66% (e).................     3.10%       10/25/35           416,792
                GoldenTree Loan Management US CLO Ltd.
     5,000,000     Series 2020-8A, Class AR, 3 Mo. LIBOR + 1.15% (c) (e)............     3.86%       10/20/34         4,913,309
                GSAA Home Equity Trust
       698,491     Series 2005-6, Class M1, 1 Mo. LIBOR + 0.65% (e).................     3.09%       06/25/35           692,011
                GSAMP Trust
    13,329,917     Series 2006-NC2, Class A2C, 1 Mo. LIBOR + 0.30% (e)..............     2.74%       06/25/36         8,254,593
     9,545,164     Series 2007-FM2, Class A1, 1 Mo. LIBOR + 0.14% (e)...............     2.58%       01/25/37         6,066,631
                JP Morgan Mortgage Acquisition Trust
        16,155     Series 2006-ACC1, Class M1, 1 Mo. LIBOR + 0.41% (e)..............     2.85%       05/25/36            16,426
     2,240,791     Series 2006-WF1, Class A6........................................     6.50%       07/25/36           768,169
    17,928,435     Series 2006-WMC2, Class A4, 1 Mo. LIBOR + 0.30% (e)..............     2.74%       07/25/36         9,048,538
    18,968,975     Series 2006-WMC2, Class A5, 1 Mo. LIBOR + 0.50% (e)..............     2.94%       07/25/36         9,661,193
       226,967     Series 2007-CH2, Class MV1, 1 Mo. LIBOR + 0.28% (e)..............     2.72%       01/25/37           225,857
                Lehman XS Trust
     3,004,504     Series 2006-9, Class A1C, 1 Mo. LIBOR + 0.52% (e)................     2.96%       05/25/46         2,731,287
                Long Beach Mortgage Loan Trust
       462,467     Series 2006-1, Class 1A, 1 Mo. LIBOR + 0.44% (e).................     2.88%       02/25/36           450,673
                Magnetite VII Ltd.
     4,197,496     Series 2012-7A, Class A1R2, 3 Mo. LIBOR + 0.80% (c) (e)..........     3.31%       01/15/28         4,163,818
                Mastr Asset Backed Securities Trust
     7,143,966     Series 2006-WMC3, Class A2, 1 Mo. LIBOR + 0.05% (e)..............     2.49%       08/25/36         2,802,540


                        See Notes to Financial Statements                Page 33


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Merrill Lynch First Franklin Mortgage Loan Trust
$      282,652     Series 2007-3, Class A2B, 1 Mo. LIBOR + 0.13% (e)................     2.57%       06/25/37    $      234,791
                Mid-State Trust
       115,282     Series 2003-11, Class A1.........................................     4.86%       07/15/38           112,983
            Morgan Stanley ABS Capital I, Inc. Trust

    10,306,943     Series 2006-HE4, Class A3, 1 Mo. LIBOR + 0.30% (e)...............     2.74%       06/25/36         5,839,995
     5,562,849     Series 2006-HE8, Class A2B, 1 Mo. LIBOR + 0.10% (e)..............     2.54%       10/25/36         2,806,985
       371,356     Series 2006-NC1, Class M1, 1 Mo. LIBOR + 0.57% (e)...............     3.01%       12/25/35           368,614
     6,014,535     Series 2007-HE1, Class A2D, 1 Mo. LIBOR + 0.23% (e)..............     2.67%       11/25/36         3,827,819
    26,499,025     Series 2007-HE2, Class A2D, 1 Mo. LIBOR + 0.21% (e)..............     2.65%       01/25/37        13,966,838
     6,809,847     Series 2007-NC3, Class A2D, 1 Mo. LIBOR + 0.26% (e)..............     2.70%       05/25/37         5,306,286
                Navient Student Loan Trust
       217,348     Series 2014-1, Class A3, 1 Mo. LIBOR + 0.51% (e).................     2.95%       06/25/31           209,639
       190,588     Series 2014-3, Class A, 1 Mo. LIBOR + 0.62% (e)..................     3.06%       03/25/83           185,757
       162,306     Series 2015-1, Class A2, 1 Mo. LIBOR + 0.60% (e).................     3.04%       04/25/40           157,424
     1,665,382     Series 2016-2A, Class A3, 1 Mo. LIBOR + 1.50% (c) (e)............     3.94%       06/25/65         1,662,412
     3,618,265     Series 2016-5A, Class A, 1 Mo. LIBOR + 1.25% (c) (e).............     3.69%       06/25/65         3,582,048
       300,000     Series 2017-3A, Class A3, 1 Mo. LIBOR + 1.05% (c) (e)............     3.49%       07/26/66           298,233
     2,929,749     Series 2017-5A, Class A, 1 Mo. LIBOR + 0.80% (c) (e).............     3.24%       07/26/66         2,840,763
                New Century Home Equity Loan Trust
       796,649     Series 2005-4, Class M3, 1 Mo. LIBOR + 0.83% (e).................     3.27%       09/25/35           795,880
                New Residential Mortgage Loan Trust
    16,615,000     Series 2022-SFR2, Class B........................................     3.75%       09/04/39        15,267,435
    15,000,000     Series 2022-SFR2, Class E1.......................................     4.00%       09/04/39        12,769,010
                OCP CLO Ltd.
     6,200,000     Series 2020-19A, Class AR, 3 Mo. LIBOR + 1.15% (c) (e)...........     3.86%       10/20/34         6,065,635
     8,530,000     Series 2021-21A, Class B, 3 Mo. LIBOR + 1.70% (c) (e)............     4.41%       07/20/34         8,271,702
                Octagon Investment Partners 46 Ltd.
    14,000,000     Series 2020-2A, Class AR, 3 Mo. LIBOR + 1.16% (c) (e)............     3.67%       07/15/36        13,746,451
                OHA Credit Funding 4 Ltd.
    12,685,000     Series 2019-4A, Class BR, 3 Mo. LIBOR + 1.65% (c) (e)............     4.41%       10/22/36        12,296,932
                Palmer Square Loan Funding Ltd.
       517,567     Series 2019-4A, Class A1, 3 Mo. LIBOR + 0.90% (c) (e)............     3.68%       10/24/27           518,406
                Rad CLO 14 Ltd.
    10,000,000     Series 2021-14A, Class BR, 3 Mo. LIBOR + 1.65% (c) (e)...........     4.16%       01/15/35         9,501,964
                Residential Asset Securities Corp.
        86,535     Series 2006-EMX3, Class A3, 1 Mo. LIBOR + 0.28% (e)..............     3.00%       04/25/36            85,075
       680,270     Series 2006-KS3, Class M1, 1 Mo. LIBOR + 0.33% (e)...............     2.94%       04/25/36           672,437
                Rockford Tower CLO Ltd.
    10,000,000     Series 2017-3A, Class A, 3 Mo. LIBOR + 1.19% (c) (e).............     3.90%       10/20/30         9,886,000
                Saxon Asset Securities Trust
       565,347     Series 2007-2, Class A2C, 1 Mo. LIBOR + 0.24% (e)................     2.68%       05/25/47           426,997
                Securitized Asset-Backed Receivables LLC Trust
    23,221,291     Series 2006-WM4, Class A1, 1 Mo. LIBOR + 0.38% (c) (e)...........     2.82%       11/25/36        12,248,167
                Skyline Aircraft Finance LLC
    12,836,102     Series 2020-1, Class A (k) (l)...................................     3.23%       05/10/38        11,677,343
                SLC Student Loan Trust
     5,054,000     Series 2006-1, Class A6, 3 Mo. LIBOR + 0.16% (e).................     1.99%       03/15/55         4,830,385
       109,729     Series 2006-2, Class A6, 3 Mo. LIBOR + 0.16% (e).................     1.99%       09/15/39           102,815
     1,331,448     Series 2008-1, Class A4A, 3 Mo. LIBOR + 1.60% (e)................     3.43%       12/15/32         1,331,085


Page 34                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                SLM Student Loan Trust
$      461,476     Series 2005-9, Class A7A, 3 Mo. LIBOR + 0.60% (e)................     3.38%       01/25/41    $      450,962
        80,000     Series 2007-7, Class B, 3 Mo. LIBOR + 0.75% (e)..................     3.53%       10/27/70            68,712
       130,000     Series 2008-2, Class B, 3 Mo. LIBOR + 1.20% (e)..................     3.98%       01/25/83           102,956
       700,000     Series 2008-3, Class B, 3 Mo. LIBOR + 1.20% (e)..................     3.98%       04/26/83           588,883
     4,360,637     Series 2008-6, Class A4, 3 Mo. LIBOR + 1.10% (e).................     3.88%       07/25/23         4,263,954
       320,000     Series 2008-7, Class B, 3 Mo. LIBOR + 1.85% (e)..................     4.63%       07/26/83           289,313
     2,030,759     Series 2008-8, Class A4, 3 Mo. LIBOR + 1.50% (e).................     4.28%       04/25/23         2,017,902
     3,525,456     Series 2011-2, Class A2, 1 Mo. LIBOR + 1.20% (e).................     3.64%       10/25/34         3,507,572
       640,848     Series 2012-2, Class A, 1 Mo. LIBOR + 0.70% (e)..................     3.14%       01/25/29           612,449
       620,303     Series 2012-3, Class A, 1 Mo. LIBOR + 0.65% (e)..................     3.09%       12/27/38           601,509
       226,786     Series 2012-6, Class A3, 1 Mo. LIBOR + 0.75% (e).................     3.19%       05/26/26           216,335
     3,357,734     Series 2012-7, Class A3, 1 Mo. LIBOR + 0.65% (e).................     3.09%       05/26/26         3,210,343
       555,000     Series 2012-7, Class B, 1 Mo. LIBOR + 1.80% (e)..................     4.24%       09/25/43           529,238
       118,579     Series 2013-2, Class A, 1 Mo. LIBOR + 0.45% (e)..................     2.89%       06/25/43           115,468
                Soundview Home Loan Trust
     6,285,397     Series 2007-OPT4, Class 1A1, 1 Mo. LIBOR + 1.00% (e).............     3.44%       09/25/37         4,819,608
                Structured Asset Investment Loan Trust
       652,707     Series 2004-6, Class A3, 1 Mo. LIBOR + 0.80% (e).................     3.24%       07/25/34           632,167
        64,308     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.74% (e).................     3.18%       03/25/35            63,989
                Structured Asset Securities Corp. Mortgage Loan Trust
       979,045     Series 2005-NC2, Class M5, 1 Mo. LIBOR + 0.93% (e)...............     3.37%       05/25/35           973,172
                TAL Advantage VII LLC
     9,585,000     Series 2020-1A, Class A (c)......................................     2.05%       09/20/45         8,649,549
                TIF Funding II LLC
     8,196,500     Series 2020-1A, Class A (c)......................................     2.09%       08/20/45         7,316,438
                Trestles CLO V Ltd.
    13,000,000     Series 2021-5A, Class A1, 3 Mo. LIBOR + 1.17% (c) (e)............     3.88%       10/20/34        12,761,803
                Voya CLO Ltd.
    13,000,000     Series 2020-1A, Class AR, 3 Mo. LIBOR + 1.15% (c) (e)............     3.89%       07/16/34        12,761,635
                Wachovia Student Loan Trust
       718,481     Series 2006-1, Class A6, 3 Mo. LIBOR + 0.17% (c) (e).............     2.95%       04/25/40           691,568
                WaMu Asset-Backed Certificates WaMu Trust
     1,088,166     Series 2007-HE2, Class 2A1, 1 Mo. LIBOR + 0.11% (e)..............     2.55%       04/25/37           446,224
     3,776,120     Series 2007-HE2, Class 2A2, 1 Mo. LIBOR + 0.19% (e)..............     2.63%       04/25/37         1,555,615
     8,091,685     Series 2007-HE2, Class 2A3, 1 Mo. LIBOR + 0.25% (e)..............     2.69%       04/25/37         3,343,925
                Wellman Park CLO Ltd.
    11,650,000     Series 2021-1A, Class B, 3 Mo. LIBOR + 1.60% (c) (e).............     4.11%       07/15/34        11,225,676
                                                                                                                 --------------
                TOTAL ASSET-BACKED SECURITIES..................................................................     432,802,340
                (Cost $465,283,328)                                                                              --------------

MORTGAGE-BACKED SECURITIES -- 10.7%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.8%
                Ajax Mortgage Loan Trust
     2,695,660     Series 2019-F, Class A1, steps up to 3.86% on 11/25/26 (c) (m)...     2.86%       07/25/59         2,596,890
                Alternative Loan Trust
     5,186,628     Series 2005-16, Class A4, 1 Mo. LIBOR + 0.48% (e)................     2.92%       06/25/35         4,507,573
     5,917,071     Series 2005-56, Class 1A1, 1 Mo. LIBOR + 1.46% (e)...............     3.90%       11/25/35         5,494,869
     5,867,528     Series 2005-67CB, Class A1.......................................     5.50%       01/25/36         4,789,805
     2,711,560     Series 2007-13, Class A1.........................................     6.00%       06/25/47         1,637,089


                        See Notes to Financial Statements                Page 35


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                American Home Mortgage Assets Trust
$   12,190,555     Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (e).....     1.56%       02/25/47    $    5,310,168
                American Home Mortgage Investment Trust
     1,661,251     Series 2005-4, Class 1A1, 1 Mo. LIBOR + 0.58% (e)................     3.02%       11/25/45         1,508,153
                Banc of America Funding Trust
       479,822     Series 2014-R6, Class 2A13 (c) (n)...............................     2.52%       07/26/36           464,236
                Bear Stearns Mortgage Funding Trust
        96,180     Series 2006-AR1, Class 1A1, 1 Mo. LIBOR + 0.42% (e)..............     2.86%       07/25/36            87,004
     2,377,521     Series 2006-AR3, Class 1A1, 1 Mo. LIBOR + 0.18% (e)..............     2.62%       10/25/36         2,039,806
     3,285,907     Series 2006-AR5, Class 2A1, 1 Mo. LIBOR + 0.19% (e)..............     2.63%       01/25/37         2,921,033
       173,886     Series 2007-AR5, Class 1A1G, 1 Mo. LIBOR + 0.16% (e).............     2.60%       06/25/47           153,007
                CIM Trust
     5,779,682     Series 2018-R6, Class A1, 1 Mo. LIBOR + 1.08% (c) (e)............     3.45%       09/25/58         5,658,149
     3,013,353     Series 2019-R1, Class A (c)......................................     3.25%       10/25/58         2,863,389
     3,504,461     Series 2019-R4, Class A1 (c).....................................     3.00%       10/25/59         3,264,257
     5,855,115     Series 2020-R3, Class A1A (c)....................................     4.00%       01/26/60         5,694,779
     7,836,354     Series 2020-R4, Class A1A (c) (o)................................     3.30%       06/25/60         7,481,700
    21,112,000     Series 2020-R7, Class A1B (c) (o)................................     2.25%       12/27/61        17,635,854
     6,474,487     Series 2021-NR3, Class A1, steps-up to 5.57% on
                      04/26/24 (c) (m)..............................................     2.57%       06/25/57         6,107,815
    19,612,125     Series 2021-NR4, Class A1, steps up to 5.82% on
                      10/25/24 (c) (m)..............................................     2.82%       10/25/61        18,354,672
    16,932,939     Series 2021-R3, Class A1A (c)....................................     1.95%       06/25/57        15,346,766
                CitiMortgage Alternative Loan Trust
     2,173,908     Series 2006-A4, Class 1A8........................................     6.00%       09/25/36         1,907,221
                Credit Suisse Mortgage Trust
     9,278,983     Series 2007-2, Class 1A4.........................................     5.75%       03/25/37         6,152,025
    27,106,940     Series 2007-3, Class 1A1A........................................     5.84%       04/25/37         7,849,289
    15,016,920     Series 2021-RP11 (c) (e).........................................     3.76%       10/25/61        12,650,468
                CSMCM Trust
       643,714     Series 2021-RP1 (c)..............................................     3.78%       10/27/61           547,121
                GMACM Mortgage Loan Trust
     1,356,150     Series 2006-J1, Class A4.........................................     5.75%       04/25/36         1,208,895
     1,310,698     Series 2006-AR1, Class 1A1 (n)...................................     2.90%       04/19/36         1,055,733
                GreenPoint Mortgage Funding Trust
        73,966     Series 2006-AR1, Class A1A, 1 Mo. LIBOR + 0.58% (e)..............     3.02%       02/25/36            67,289
                GSR Mortgage Loan Trust
    21,427,389     Series 2006-OA1, Class 2A2, 1 Mo. LIBOR + 0.52% (e)..............     2.96%       08/25/46         7,772,648
                HarborView Mortgage Loan Trust
       352,038     Series 2005-10, Class 2A1A, 1 Mo. LIBOR + 0.62% (e)..............     2.99%       11/19/35           282,732
     1,165,537     Series 2007-7, Class 1A1, 1 Mo. LIBOR + 2.00% (e)................     3.44%       10/25/37         1,032,938
                HomeBanc Mortgage Trust
       626,814     Series 2004-2, Class A1, 1 Mo. LIBOR + 0.74% (e).................     3.18%       12/25/34           599,237
                Impac CMB Trust
       174,117     Series 2005-2, Class 1A1, 1 Mo. LIBOR + 0.52% (e)................     2.96%       04/25/35           166,034
       542,952     Series 2005-4, Class 1A1A, 1 Mo. LIBOR + 0.54% (e)...............     2.98%       05/25/35           512,708
                IndyMac INDX Mortgage Loan Trust
     1,316,385     Series 2005-AR14, Class 2A1A, 1 Mo. LIBOR + 0.60% (e)............     3.04%       07/25/35         1,121,580
    18,283,578     Series 2005-AR29, Class A1 (n)...................................     3.19%       01/25/36        16,284,479
     3,226,196     Series 2006-AR6, Class 2A1A, 1 Mo. LIBOR + 0.40% (e).............     2.84%       06/25/46         2,823,864
     3,927,984     Series 2007-FLX4, Class 2A2, 1 Mo. LIBOR + 0.25% (e).............     2.69%       07/25/37         3,647,057


Page 36                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                JP Morgan Mortgage Trust
$    1,506,610     Series 2006-A4, Class 1A1 (n)....................................     3.36%       06/25/36    $    1,159,738
                Lehman XS Trust
       249,346     Series 2006-16N, Class A4A, 1 Mo. LIBOR + 0.38% (e)..............     2.82%       11/25/46           221,294
     4,691,031     Series 2007-16N, Class 1A1, 1 Mo. LIBOR + 0.94% (e)..............     3.38%       09/25/47         4,385,526
     2,417,459     Series 2007-16N, Class 2A1, 1 Mo. LIBOR + 0.80% (e)..............     3.24%       09/25/47         2,177,909
                Merrill Lynch Alternative Note Asset Trust
     3,266,556     Series 2007-OAR3, Class A1, 1 Mo. LIBOR + 0.19% (e)..............     2.63%       07/25/47         2,856,552
                Morgan Stanley Mortgage Loan Trust
       107,048     Series 2004-6AR, Class 1M1, 1 Mo. LIBOR + 0.98% (e)..............     3.42%       07/25/34           107,427
        28,203     Series 2005-2AR, Class A, 1 Mo. LIBOR + 0.26% (e)................     2.70%       04/25/35            27,054
                MortgageIT Trust
        48,565     Series 2005-5, Class A1, 1 Mo. LIBOR + 0.52% (e).................     2.96%       12/25/35            46,754
                Nomura Resecuritization Trust
       734,114     Series 2015-5R, Class 1A1 (c)....................................     4.00%       08/26/37           731,903
                Opteum Mortgage Acceptance Corp.
       945,098     Series 2005-5, Class 1A1D, 1 Mo. LIBOR + 0.76% (e)...............     3.20%       12/25/35           914,072
       301,983     Series 2006-1, Class 1APT, 1 Mo. LIBOR + 0.42% (e)...............     2.86%       04/25/36           274,448
                Pretium Mortgage Credit Partners LLC
    10,698,000     Series 2022-RN3, Class A1 (c) (l)................................     5.00%       08/25/52        10,462,291
                PRPM LLC
    11,065,323     Series 2021-7, Class A1, steps up to 4.87% on 8/25/24 (c) (m)....     1.87%       08/25/26        10,306,721
    20,144,015     Series 2021-10, Class A1, steps up to 5.49% on
                      10/25/24 (c) (m)..............................................     2.49%       10/25/26        18,919,019
                RALI Trust
     6,668,216     Series 2007-QS7, Class 1A1.......................................     6.00%       05/25/37         5,795,083
     3,275,300     Series 2007-QS9, Class A33.......................................     6.50%       07/25/37         2,802,675
                RFMSI Trust
     6,807,389     Series 2007-S6, Class 1A4........................................     6.00%       06/25/37         5,886,200
                Structured Adjustable Rate Mortgage Loan Trust
        19,557     Series 2004-12, Class 3A1 (n)....................................     3.06%       09/25/34            19,223
    24,423,775     Series 2006-2, Class 4A1 (n).....................................     3.57%       03/25/36        16,727,238
                Structured Asset Mortgage Investments II Trust
     2,408,267     Series 2006-AR1, Class 3A1, 1 Mo. LIBOR + 0.46% (e)..............     2.90%       02/25/36         2,199,916
     6,557,351     Series 2006-AR7, Class A1A, 1 Mo. LIBOR + 0.42% (e)..............     2.86%       08/25/36         6,202,751
     3,390,097     Series 2007-AR6, Class A1, 12 Mo. Treasury Average +
                      1.50% (e).....................................................     2.36%       08/25/47         3,115,503
                WaMu Mortgage Pass-Through Certificates Trust
        74,352     Series 2005-AR1, Class A2A1, 1 Mo. LIBOR + 0.68% (e).............     3.12%       01/25/45            70,816
       148,832     Series 2005-AR15, Class A1A1, 1 Mo. LIBOR + 0.52% (e)............     2.96%       11/25/45           136,889
       197,653     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average +
                      1.00% (e).....................................................     1.86%       02/25/46           180,230
       301,516     Series 2006-AR4, Class 1A1A, 12 Mo. Treasury Average +
                      0.94% (e).....................................................     1.58%       05/25/46           273,800
                                                                                                                 --------------
                                                                                                                    275,599,364
                                                                                                                 --------------

                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.9%
                BX Commercial Mortgage Trust
     8,821,865     Series 2019-XL, Class A, 1 Mo. LIBOR + 0.92% (c) (e).............     3.31%       10/15/36         8,723,459


                        See Notes to Financial Statements                Page 37


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                BXSC Commercial Mortgage Trust
$    8,450,000     Series 2022-WSS, Class D, 1 Mo. CME Term SOFR +
                      3.19% (c) (e).................................................     5.50%       03/15/35    $    8,144,312
                CAMB Commercial Mortgage Trust
     9,150,000     Series 2019-LIFE, Class F, 1 Mo. LIBOR + 2.55% (c) (e)...........     4.94%       12/15/37         8,853,904
                COMM Mortgage Trust
       247,587     Series 2012-CR5, Class A4........................................     2.77%       12/10/45           246,823
                DROP Mortgage Trust
    12,284,000     Series 2021-FILE, Class B, 1 Mo. LIBOR + 1.70% (c) (e)...........     4.09%       10/15/43        11,759,888
                Life Mortgage Trust
     7,863,761     Series 2021-BMR, Class G, 1 Mo. LIBOR + 2.95% (c) (e)............     5.34%       03/15/38         7,293,862
                Manhattan West
     3,855,000     Series 2020-1MW, Class A (c).....................................     2.13%       09/10/39         3,402,218
                Med Trust
     7,000,000     Series 2021-MDLN, Class D, 1 Mo. LIBOR + 2.00% (c) (e)...........     4.39%       11/15/38         6,661,789
                MSCG Trust
    15,132,000     Series 2018-SELF, Class F, 1 Mo. LIBOR + 3.05% (c) (e)...........     5.44%       10/15/37        14,302,617
                MSDB Trust
     4,800,000     Series 2017-712F, Class A (c) (n)................................     3.43%       07/11/39         4,381,160
                NCMF Trust
    10,000,000     Series 2022-MFP, Class C, 1 Mo. CME Term SOFR +
                      2.84% (c) (e).................................................     5.14%       03/15/39         9,825,771
                SFAVE Commercial Mortgage Securities Trust
     9,265,000     Series 2015-5AVE, Class A2A (c) (n)..............................     3.66%       01/05/43         7,387,950
                SFO Commercial Mortgage Trust
     3,787,000     Series 2021-555, Class A, 1 Mo. LIBOR + 1.15% (c) (e)............     3.54%       05/15/38         3,635,587
                SLG Office Trust
     5,000,000     Series 2021-OVA, Class F (c).....................................     2.85%       07/15/41         3,645,521
                TPGI Trust
     4,500,000     Series 2021-DGWD, Class E, 1 Mo. LIBOR + 2.35% (c) (e)...........     4.74%       06/15/26         4,199,931
                UBS-Barclays Commercial Mortgage Trust
       201,638     Series 2013-C6, Class A3.........................................     2.97%       04/10/46           199,868
                                                                                                                 --------------
                                                                                                                    102,664,660
                                                                                                                 --------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................     378,264,024
                (Cost $416,393,977)                                                                              --------------

  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES -- 7.3%

                AGRICULTURE -- 0.3%
     1,780,000  Imperial Brands Finance PLC (USD) (c)...............................     3.50%       02/11/23         1,778,850
     2,325,000  Imperial Brands Finance PLC (USD) (c)...............................     3.13%       07/26/24         2,239,094
     5,085,000  Imperial Brands Finance PLC (USD) (c)...............................     4.25%       07/21/25         4,982,459
                                                                                                                 --------------
                                                                                                                      9,000,403
                                                                                                                 --------------


Page 38                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                AIRLINES -- 0.0%
       596,400  Air Canada Pass-Through Trust, Series 2017-1, Class AA
                   (USD) (c)........................................................     3.30%       01/15/30    $      534,183
                                                                                                                 --------------

                BANKS -- 3.6%
    12,020,000  Credit Suisse Group AG (USD) (c) (d)................................     1.31%       02/02/27        10,144,368
     3,365,000  Credit Suisse Group AG (USD) (c) (d)................................     6.44%       08/11/28         3,305,796
     5,260,000  Credit Suisse Group AG (USD) (c) (d)................................     3.09%       05/14/32         3,988,312
     6,415,000  Credit Suisse Group AG (USD) (c) (d)................................     6.54%       08/12/33         6,146,427
     7,000,000  DNB Bank ASA (USD) (c) (d)..........................................     1.61%       03/30/28         6,068,212
       400,000  Global Bank Corp. (USD) (d) (p).....................................     5.25%       04/16/29           377,960
     1,830,000  HSBC Holdings PLC (USD) (d).........................................     2.10%       06/04/26         1,688,093
     6,095,000  HSBC Holdings PLC (USD) (d).........................................     4.76%       06/09/28         5,889,950
     6,100,000  HSBC Holdings PLC (USD) (d).........................................     2.01%       09/22/28         5,171,284
     7,800,000  HSBC Holdings PLC (USD) (d).........................................     2.21%       08/17/29         6,471,690
     6,915,000  HSBC Holdings PLC (USD) (d).........................................     2.80%       05/24/32         5,504,895
     1,390,000  HSBC Holdings PLC (USD) (d).........................................     5.40%       08/11/33         1,328,801
     8,175,000  Lloyds Banking Group PLC (USD) (d)..................................     2.91%       11/07/23         8,151,626
     3,000,000  Lloyds Banking Group PLC (USD) (d)..................................     3.87%       07/09/25         2,941,199
     5,000,000  Lloyds Banking Group PLC (USD) (d)..................................     1.63%       05/11/27         4,425,494
     3,000,000  Lloyds Banking Group PLC (USD) (d)..................................     3.57%       11/07/28         2,779,013
     1,245,000  Lloyds Banking Group PLC (USD) (d)..................................     4.98%       08/11/33         1,189,620
     1,285,000  Macquarie Group Ltd. (USD) (c) (d)..................................     3.19%       11/28/23         1,281,589
     7,600,000  Macquarie Group Ltd. (USD) (c) (d)..................................     1.34%       01/12/27         6,662,989
     4,775,000  Macquarie Group Ltd. (USD) (c) (d)..................................     2.87%       01/14/33         3,842,277
     1,710,000  Macquarie Group Ltd. (USD) (c) (d)..................................     4.44%       06/21/33         1,559,299
     9,800,000  NatWest Group PLC (USD) (d).........................................     4.27%       03/22/25         9,696,883
    10,775,000  Santander UK Group Holdings PLC (USD) (d)...........................     4.80%       11/15/24        10,742,767
     5,545,000  Santander UK Group Holdings PLC (USD) (d)...........................     1.09%       03/15/25         5,192,571
       930,000  Santander UK Group Holdings PLC (USD) (d)...........................     1.53%       08/21/26           832,502
     5,250,000  Santander UK Group Holdings PLC (USD) (d)...........................     1.67%       06/14/27         4,556,728
     1,735,000  Santander UK Group Holdings PLC (USD) (d)...........................     2.47%       01/11/28         1,524,169
     4,700,000  UBS AG (USD), SOFR + 0.45% (c) (e)..................................     2.74%       08/09/24         4,670,012
     1,200,000  UBS Group AG (USD) (c) (d)..........................................     4.70%       08/05/27         1,177,560
                                                                                                                 --------------
                                                                                                                    127,312,086
                                                                                                                 --------------

                BEVERAGES -- 0.4%
     7,945,000  Bacardi Ltd. (USD) (c)..............................................     4.45%       05/15/25         7,817,355
     7,000,000  Becle SAB de CV (USD) (c)...........................................     2.50%       10/14/31         5,767,895
                                                                                                                 --------------
                                                                                                                     13,585,250
                                                                                                                 --------------
                COMMERCIAL SERVICES -- 0.1%
     2,800,000  DP World Crescent Ltd. (USD) (c)....................................     4.85%       09/26/28         2,852,038
                                                                                                                 --------------

                COMPUTERS -- 0.1%
     1,790,000  Lenovo Group Ltd. (USD) (c).........................................     6.54%       07/27/32         1,780,767
                                                                                                                 --------------

                DIVERSIFIED FINANCIAL SERVICES -- 0.6%
     1,000,000  AerCap Ireland Capital DAC / AerCap Global Aviation Trust
                   (USD)............................................................     3.50%       01/15/25           957,291
     1,296,000  AerCap Ireland Capital DAC / AerCap Global Aviation Trust
                   (USD)............................................................     4.45%       10/01/25         1,256,560


                        See Notes to Financial Statements                Page 39


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
    14,200,000  AerCap Ireland Capital DAC / AerCap Global Aviation Trust
                   (USD)............................................................     3.00%       10/29/28    $   12,104,009
     1,755,000  Avolon Holdings Funding Ltd. (USD) (c)..............................     2.88%       02/15/25         1,611,729
       670,000  Avolon Holdings Funding Ltd. (USD) (c)..............................     3.25%       02/15/27           580,983
     5,256,000  Avolon Holdings Funding Ltd. (USD) (c)..............................     2.53%       11/18/27         4,304,463
       850,000  Park Aerospace Holdings Ltd. (USD) (c)..............................     4.50%       03/15/23           845,335
       467,000  Park Aerospace Holdings Ltd. (USD) (c)..............................     5.50%       02/15/24           461,597
                                                                                                                 --------------
                                                                                                                     22,121,967
                                                                                                                 --------------

                ELECTRIC -- 0.0%
     1,200,000  Empresas Publicas de Medellin ESP (USD) (p).........................     4.38%       02/15/31           961,566
       250,000  Mong Duong Finance Holdings B.V. (USD) (p)..........................     5.13%       05/07/29           206,723
                                                                                                                 --------------
                                                                                                                      1,168,289
                                                                                                                 --------------

                ENGINEERING & CONSTRUCTION -- 0.1%
     4,335,000  Heathrow Funding Ltd., Medium-Term Note (EUR) (p)...................     1.88%       03/14/34         3,411,854
                                                                                                                 --------------

                FOOD -- 0.3%
       150,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (c)........................................................     5.50%       01/15/30           150,083
     1,505,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (c)........................................................     3.75%       12/01/31         1,320,750
     2,115,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (c)........................................................     3.00%       05/15/32         1,751,950
     3,000,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (c)........................................................     4.38%       02/02/52         2,378,501
     4,015,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (c)........................................................     6.50%       12/01/52         4,253,611
                                                                                                                 --------------
                                                                                                                      9,854,895
                                                                                                                 --------------

                INTERNET -- 0.1%
     2,775,000  Tencent Holdings Ltd. (USD) (c).....................................     3.98%       04/11/29         2,618,650
     3,290,000  Tencent Holdings Ltd. (USD) (c).....................................     3.84%       04/22/51         2,453,034
                                                                                                                 --------------
                                                                                                                      5,071,684
                                                                                                                 --------------

                MINING -- 0.0%
       600,000  Indonesia Asahan Aluminium Persero PT (USD) (c).....................     5.45%       05/15/30           589,632
                                                                                                                 --------------

                MISCELLANEOUS MANUFACTURING -- 0.1%
     4,789,000  GE Capital International Funding Co. Unlimited Co. (USD)............     4.42%       11/15/35         4,548,718
                                                                                                                 --------------

                OIL & GAS -- 0.6%
       840,000  Ecopetrol S.A. (USD)................................................     6.88%       04/29/30           781,775
     1,383,000  KazMunayGas National Co. JSC (USD) (p)..............................     5.38%       04/24/30         1,294,621
     1,200,000  KazMunayGas National Co. JSC (USD) (c)..............................     3.50%       04/14/33           948,271
     2,504,000  Pertamina Persero PT (USD) (c)......................................     3.10%       08/27/30         2,234,330
     2,430,000  Petroleos Mexicanos (USD)...........................................     6.75%       09/21/47         1,535,165
     3,310,000  Petroleos Mexicanos (USD)...........................................     7.69%       01/23/50         2,283,966
     1,705,000  Petroleos Mexicanos (USD)...........................................     6.95%       01/28/60         1,073,340
     1,113,000  Petronas Capital Ltd. (USD) (c).....................................     3.50%       04/21/30         1,070,932
     1,650,000  Petronas Capital Ltd. (USD) (c).....................................     2.48%       01/28/32         1,441,767
     1,400,000  Qatar Energy (USD) (p)..............................................     2.25%       07/12/31         1,223,776


Page 40                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                OIL & GAS (CONTINUED)
     1,800,000  Saudi Arabian Oil Co. (USD) (p).....................................     1.63%       11/24/25    $    1,672,200
       452,375  Transocean Poseidon Ltd. (USD) (c)..................................     6.88%       02/01/27           426,759
     3,600,000  Transocean Proteus Ltd. (USD) (c)...................................     6.25%       12/01/24         3,503,826
                                                                                                                 --------------
                                                                                                                     19,490,728
                                                                                                                 --------------

                PACKAGING & CONTAINERS -- 0.1%
     1,000,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
                   (USD) (c)........................................................     5.25%       08/15/27           724,740
     3,000,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
                   (USD) (c)........................................................     5.25%       08/15/27         2,174,218
     2,500,000  Trivium Packaging Finance B.V. (USD) (c)............................     5.50%       08/15/26         2,404,225
                                                                                                                 --------------
                                                                                                                      5,303,183
                                                                                                                 --------------

                PHARMACEUTICALS -- 0.0%
     1,859,000  Endo Dac / Endo Finance LLC / Endo Finco, Inc.
                   (USD) (f) (g) (h)................................................     6.00%       06/30/28           106,893
                                                                                                                 --------------

                PIPELINES -- 0.1%
     1,729,548  Galaxy Pipeline Assets Bidco Ltd. (USD) (c).........................     2.16%       03/31/34         1,513,465
       800,000  Southern Gas Corridor CJSC (USD) (p)................................     6.88%       03/24/26           844,064
                                                                                                                 --------------
                                                                                                                      2,357,529
                                                                                                                 --------------

                REAL ESTATE -- 0.0%
       500,000  Vonovia SE (EUR) (p)................................................     1.50%       06/14/41           308,182
                                                                                                                 --------------

                REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     1,000,000  Ascendas Real Estate Investment Trust, Medium-Term Note
                   (EUR) (p)........................................................     0.75%       06/23/28           804,337
                                                                                                                 --------------

                RETAIL -- 0.1%
       100,000  Alimentation Couche-Tard, Inc. (USD) (c)............................     3.55%       07/26/27            94,039
     4,230,000  Alimentation Couche-Tard, Inc. (USD) (c)............................     3.80%       01/25/50         3,180,042
                                                                                                                 --------------
                                                                                                                      3,274,081
                                                                                                                 --------------

                SAVINGS & LOANS -- 0.3%
     6,645,000  Nationwide Building Society (USD) (c) (d)...........................     3.77%       03/08/24         6,621,576
     1,300,000  Nationwide Building Society (USD) (c) (d)...........................     4.36%       08/01/24         1,290,985
     4,055,000  Nationwide Building Society (USD) (c) (d)...........................     2.97%       02/16/28         3,662,403
                                                                                                                 --------------
                                                                                                                     11,574,964
                                                                                                                 --------------

                SEMICONDUCTORS -- 0.0%
     1,000,000  TSMC Global Ltd. (USD) (c)..........................................     4.63%       07/22/32         1,005,028
                                                                                                                 --------------

                TELECOMMUNICATIONS -- 0.4%
       200,000  C&W Senior Financing DAC (USD) (c)..................................     6.88%       09/15/27           177,805
     2,000,000  Intelsat Jackson Holdings S.A. (USD) (g)............................     5.50%       08/01/23            23,020
     3,860,000  Intelsat Jackson Holdings S.A. (USD) (c) (g)........................     8.50%       10/15/24            44,737
       390,000  Intelsat Jackson Holdings S.A. (USD) (c) (g)........................     9.75%       07/15/25             4,489
     4,513,000  Intelsat Jackson Holdings S.A. (USD) (c) (g)........................     6.50%       03/15/30         4,102,227
       500,000  SES S.A. (USD) (c)..................................................     3.60%       04/04/23           494,362
     5,640,000  Vodafone Group PLC (USD)............................................     5.25%       05/30/48         5,231,706
     1,477,000  Vodafone Group PLC (USD)............................................     4.88%       06/19/49         1,333,198


                        See Notes to Financial Statements                Page 41


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                TELECOMMUNICATIONS (CONTINUED)
     1,375,000  Vodafone Group PLC (USD)............................................     4.25%       09/17/50    $    1,130,187
                                                                                                                 --------------
                                                                                                                     12,541,731
                                                                                                                 --------------

                TRANSPORTATION -- 0.0%
       726,000  Empresa de Transporte de Pasajeros Metro S.A. (USD) (c).............     3.65%       05/07/30           672,959
                                                                                                                 --------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................................     259,271,381
                (Cost $289,827,930)                                                                              --------------

  PRINCIPAL                                                                                           STATED
    VALUE                                   DESCRIPTION                                 RATE (q)   MATURITY (r)       VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 2.1%

                AIRLINES -- 0.0%
$      384,105  United Airlines, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75%
                   Floor............................................................     6.53%       04/21/28           372,798
                                                                                                                 --------------

                CABLE AND SATELLITE -- 0.1%
       932,500  DIRECTV Financing LLC, Term Loan, 1 Mo. LIBOR + 5.00%,
                   0.75% Floor......................................................     7.52%       08/02/27           890,304
     2,314,031  EagleView Technology Corp., Term Loan B, 3 Mo. LIBOR + 3.50%,
                   0.00% Floor......................................................     5.75%       08/14/25         2,168,247
       725,000  Virgin Media Bristol LLC, Term Loan N, 1 Mo. LIBOR + 2.50%,
                   0.00% Floor......................................................     4.89%       01/31/28           707,781
                                                                                                                 --------------
                                                                                                                      3,766,332
                                                                                                                 --------------

                CONSUMER PRODUCTS -- 0.1%
       131,444  AI Aqua Merger Sub, Inc., Delayed Draw Term Loan, 1 Mo. CME
                   Term SOFR + 4.00%, 0.50% Floor...................................     6.52%       07/30/28           126,241
       578,352  AI Aqua Merger Sub, Inc., Term Loan B, 1 Mo. CME Term SOFR +
                   4.00%, 0.50% Floor...............................................     6.52%       07/30/28           555,461
       833,170  Sunshine Luxembourg VII, Term Loan B, 1 Mo. LIBOR + 3.75%,
                   0.75% Floor......................................................     6.00%       10/02/26           801,410
     2,577,031  Zep, Inc., Term Loan B, 1 Yr. LIBOR + 4.00%, 1.00% Floor............     7.67%       08/11/24         2,242,017
                                                                                                                 --------------
                                                                                                                      3,725,129
                                                                                                                 --------------

                ENTERTAINMENT -- 0.1%
     1,676,348  Caesars Resort Collection LLC, Term Loan B, 3 Mo. LIBOR +
                   2.75%, 0.00% Floor...............................................     5.27%       12/22/24         1,652,728
                                                                                                                 --------------

                FINANCE COMPANIES -- 0.2%
     4,949,749  Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B, 1 Mo. LIBOR +
                   2.25%, 0.50% Floor...............................................     4.62%       12/01/27         4,859,416
     1,450,000  Setanta Airecraft Leasing DAC, Term Loan B, 3 Mo. LIBOR +
                   2.00%, 0.00% Floor...............................................     4.25%       11/05/28         1,422,812
                                                                                                                 --------------
                                                                                                                      6,282,228
                                                                                                                 --------------

                FOOD AND BEVERAGE -- 0.0%
       509,030  Hostess Brands LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75%
                   Floor............................................................ 4.77% - 5.06%   08/03/25           501,181
         1,364  Naked Juice LLC, Delayed Draw Term Loan, 1 Mo. CME Term
                   SOFR + 3.25%, 0.50% Floor........................................     5.67%       01/24/29             1,306


Page 42                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                                           STATED
    VALUE                                   DESCRIPTION                                 RATE (q)   MATURITY (r)       VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                FOOD AND BEVERAGE (CONTINUED)
$      544,432  Naked Juice LLC, Term Loan, 3 Mo. CME Term SOFR + 3.25%,
                   0.50% Floor......................................................     5.40%       01/24/29    $      521,098
                                                                                                                 --------------
                                                                                                                      1,023,585
                                                                                                                 --------------

                HEALTHCARE -- 0.3%
     2,123,125  ADMI Corp., Term Loan B, 1 Mo. LIBOR + 3.38%, 0.50% Floor...........     5.90%       12/23/27         1,952,893
       224,577  Change Healthcare Holdings LLC, Term Loan B, 3 Mo. LIBOR +
                   2.50%, 1.00% Floor...............................................     5.02%       03/01/24           222,987
       124,369  Gainwell Acquisition Corp., Term Loan B, 3 Mo. LIBOR + 4.00%,
                   0.75% Floor......................................................     6.25%       10/01/27           121,338
     3,597,046  Grifols Worldwide Operations Ltd., Term Loan B, 1 Mo. LIBOR +
                   2.00%, 0.00% Floor...............................................     4.52%       11/15/27         3,473,164
       598,500  Mozart Borrower L.P., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50%
                   Floor............................................................     5.77%       10/21/28           569,963
     1,450,833  Pathway Vet Alliance LLC, Term Loan A, 1 Mo. LIBOR + 3.75%,
                   0.00% Floor......................................................     6.00%       03/31/27         1,366,622
     1,995,000  Phoenix Newco, Inc., Term Loan, 1 Mo. LIBOR + 3.25%, 0.50%
                   Floor............................................................     5.77%       11/15/28         1,940,125
                                                                                                                 --------------
                                                                                                                      9,647,092
                                                                                                                 --------------

                INFORMATION TECHNOLOGY -- 0.0%
       352,402  Asurion LLC (fka Asurion Corp.), Term Loan B, 1 Mo. LIBOR +
                   3.25%, 0.00% Floor...............................................     5.77%       12/23/26           322,197
                                                                                                                 --------------

                INSURANCE -- 0.2%
     1,144,148  Acrisure LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00%
                   Floor............................................................     6.02%       02/15/27         1,093,851
     4,925,029  AmWINS Group, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75%
                   Floor............................................................     4.77%       02/19/28         4,803,036
                                                                                                                 --------------
                                                                                                                      5,896,887
                                                                                                                 --------------

                LEISURE -- 0.1%
     3,510,570  Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed Rate
                   at 15.25% (s)....................................................    15.25%       05/23/24         4,035,506
                                                                                                                 --------------

                MEDIA ENTERTAINMENT -- 0.0%
       938,053  Diamond Sports Group LLC, Term Loan B, 1 Mo. CME Term SOFR
                   + 3.25%, 0.00% Floor.............................................     5.95%       08/24/26           168,268
                                                                                                                 --------------

                MEDICAL EQUIPMENT & DEVICES -- 0.1%
     2,504,858  Avantor Funding, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.50%
                   Floor............................................................     4.77%       11/06/27         2,460,246
                                                                                                                 --------------

                PACKAGING -- 0.1%
     1,273,386  Berry Global, Inc., Term Loan Z, 1 Mo. LIBOR + 1.75%, 0.00%
                   Floor............................................................     4.18%       07/01/26         1,243,346
     1,526,750  Plaze, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.75%
                   Floor............................................................     6.26%       08/03/26         1,450,413
     2,201,973  Proampac PG Borrower LLC, Term Loan B, 1 Mo. LIBOR + 3.75%,
                   0.75% Floor...................................................... 6.03% - 6.73%   11/03/25         2,137,741
                                                                                                                 --------------
                                                                                                                      4,831,500
                                                                                                                 --------------

                PHARMACEUTICALS -- 0.3%
     1,617,144  Elanco Animal Health, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%,
                   0.00% Floor......................................................     4.12%       08/01/27         1,559,282


                        See Notes to Financial Statements                Page 43


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                                           STATED
    VALUE                                   DESCRIPTION                                 RATE (q)   MATURITY (r)       VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                PHARMACEUTICALS (CONTINUED)
$    1,795,625  Horizon Therapeutics USA, Inc., Term Loan B, 1 Mo. LIBOR +
                   1.75%, 0.50% Floor...............................................     4.31%       03/15/28    $    1,747,520
     2,351,250  Jazz Financing LUX S.A.R.L., Term Loan B, 1 Mo. LIBOR +
                   3.50%, 0.50% Floor...............................................     6.02%       05/05/28         2,303,379
     2,492,413  Organon & Co., Term Loan, 1 Mo. LIBOR + 3.00%, 0.50% Floor..........     4.63%       06/02/28         2,461,258
       750,000  Perrigo Investments LLC, Term Loan B, 1 Mo. CME Term SOFR +
                   2.50%, 0.50% Floor...............................................     4.91%       04/20/29           742,500
                                                                                                                 --------------
                                                                                                                      8,813,939
                                                                                                                 --------------

                SERVICES -- 0.0%
     1,673,813  Spin Holdco, Inc., Term Loan, 1 Mo. LIBOR + 4.00%, 0.75%
                   Floor............................................................     5.61%       03/04/28         1,569,199
                                                                                                                 --------------

                TECHNOLOGY -- 0.3%
       337,068  Central Parent Inc., Term Loan, 1 Mo. CME Term SOFR + 4.50%,
                   0.50% Floor......................................................     6.61%       07/06/29           328,125
     3,949,239  Commscope, Inc., Term Loan B2, 3 Mo. LIBOR + 3.25%, 0.00%
                   Floor............................................................     5.77%       04/04/26         3,780,172
       145,588  DTI Holdco Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.75%,
                   0.75% Floor......................................................     7.33%       04/26/29           138,543
       770,000  Entegris, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%,
                   0.00% Floor...................................................... 5.46% - 5.60%   07/06/29           767,528
     3,300,000  NortonLifeLock, Inc., Tern Loan B, 1 Mo. CME Term SOFR +
                   2.00%, 0.50% Floor...............................................     4.52%       01/28/29         3,196,875
     3,960,952  Waystar Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.00%,
                   0.00% Floor......................................................     6.52%       10/23/26         3,870,167
                                                                                                                 --------------
                                                                                                                     12,081,410
                                                                                                                 --------------

                WIRELINES -- 0.2%
     5,703,675  Level 3 Financing, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%,
                   0.00% Floor......................................................     4.27%       03/01/27         5,437,826
     1,817,515  Zayo Group Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR
                   + 4.25%, 0.50% Floor.............................................     6.71%       03/09/27         1,708,519
                                                                                                                 --------------
                                                                                                                      7,146,345
                                                                                                                 --------------
                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS......................................................      73,795,389
                (Cost $76,303,262)                                                                               --------------

  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES-- 1.9%

                BAHRAIN -- 0.0%
     1,600,000  Bahrain Government International Bond (USD) (p).....................     7.00%       01/26/26         1,649,278
                                                                                                                 --------------

                BRAZIL -- 0.1%
       650,000  Brazilian Government International Bond (USD).......................     2.88%       06/06/25           621,507
       600,000  Brazilian Government International Bond (USD).......................     4.63%       01/13/28           576,652
     3,830,000  Brazilian Government International Bond (USD).......................     3.88%       06/12/30         3,350,535
                                                                                                                 --------------
                                                                                                                      4,548,694
                                                                                                                 --------------


Page 44                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                CHILE -- 0.1%
     2,800,000  Chile Government International Bond (USD)...........................     3.24%       02/06/28    $    2,615,679
       300,000  Chile Government International Bond (USD)...........................     2.55%       01/27/32           250,742
                                                                                                                 --------------
                                                                                                                      2,866,421
                                                                                                                 --------------

                COLOMBIA -- 0.1%
       850,000  Colombia Government International Bond (USD)........................     4.50%       01/28/26           805,861
     2,885,000  Colombia Government International Bond (USD)........................     3.00%       01/30/30         2,235,663
                                                                                                                 --------------
                                                                                                                      3,041,524
                                                                                                                 --------------

                DOMINICAN REPUBLIC -- 0.1%
     2,485,000  Dominican Republic International Bond (USD) (c).....................     4.50%       01/30/30         2,095,194
     1,480,000  Dominican Republic International Bond (USD) (p).....................     4.88%       09/23/32         1,199,757
                                                                                                                 --------------
                                                                                                                      3,294,951
                                                                                                                 --------------

                EGYPT -- 0.1%
     1,300,000  Egypt Government International Bond (USD) (p).......................     5.25%       10/06/25         1,112,484
     1,200,000  Egypt Government International Bond (USD) (c).......................     7.60%       03/01/29           948,918
                                                                                                                 --------------
                                                                                                                      2,061,402
                                                                                                                 --------------

                GUATEMALA -- 0.0%
       500,000  Guatemala Government Bond (USD) (p).................................     3.70%       10/07/33           406,205
                                                                                                                 --------------

                HONG KONG -- 0.1%
     5,020,000  Airport Authority Hong Kong (USD) (c)...............................     3.25%       01/12/52         3,967,740
                                                                                                                 --------------

                HUNGARY -- 0.1%
     3,130,000  Hungary Government International Bond (USD) (c).....................     2.13%       09/22/31         2,301,270
                                                                                                                 --------------

                INDONESIA -- 0.1%
       957,000  Indonesia Government International Bond (USD).......................     2.85%       02/14/30           884,626
     2,600,000  Perusahaan Penerbit SBSN Indonesia III (USD) (c)....................     2.80%       06/23/30         2,346,786
                                                                                                                 --------------
                                                                                                                      3,231,412
                                                                                                                 --------------

                MEXICO -- 0.2%
     2,000,000  Mexico Government International Bond (USD)..........................     3.75%       01/11/28         1,930,303
     5,772,000  Mexico Government International Bond (USD)..........................     2.66%       05/24/31         4,802,960
                                                                                                                 --------------
                                                                                                                      6,733,263
                                                                                                                 --------------

                OMAN -- 0.1%
     1,700,000  Oman Government International Bond (USD) (p)........................     5.63%       01/17/28         1,678,599
                                                                                                                 --------------

                PANAMA -- 0.1%
     3,683,000  Panama Government International Bond (USD)..........................     3.16%       01/23/30         3,249,321
       500,000  Panama Government International Bond (USD)..........................     2.25%       09/29/32           390,209
                                                                                                                 --------------
                                                                                                                      3,639,530
                                                                                                                 --------------

                PARAGUAY -- 0.1%
     1,900,000  Paraguay Government International Bond (USD) (c)....................     4.95%       04/28/31         1,835,248
     2,397,000  Paraguay Government International Bond (USD) (c)....................     2.74%       01/29/33         1,903,085
                                                                                                                 --------------
                                                                                                                      3,738,333
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 45


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
   (LOCAL                                                                               STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                PERU -- 0.1%
     4,775,000  Peruvian Government International Bond (USD)........................     2.84%       06/20/30    $    4,163,442
       560,000  Peruvian Government International Bond (USD)........................     2.78%       01/23/31           478,230
                                                                                                                 --------------
                                                                                                                      4,641,672
                                                                                                                 --------------

                PHILIPPINES -- 0.0%
     1,570,000  Philippine Government International Bond (USD)......................     2.46%       05/05/30         1,415,034
       240,000  Philippine Government International Bond (USD)......................     1.65%       06/10/31           199,511
                                                                                                                 --------------
                                                                                                                      1,614,545
                                                                                                                 --------------

                QATAR -- 0.1%
     2,874,000  Qatar Government International Bond (USD) (p).......................     4.50%       04/23/28         3,001,936
                                                                                                                 --------------
                ROMANIA -- 0.1%
     3,000,000  Romanian Government International Bond (USD) (p)....................     3.00%       02/14/31         2,399,748
                                                                                                                 --------------

                SAUDI ARABIA -- 0.1%
       460,000  Saudi Government International Bond (USD) (p).......................     3.25%       10/26/26           454,542
     2,440,000  Saudi Government International Bond (USD) (p).......................     3.63%       03/04/28         2,430,533
                                                                                                                 --------------
                                                                                                                      2,885,075
                                                                                                                 --------------

                SOUTH AFRICA -- 0.1%
     2,874,000  Republic of South Africa Government International Bond (USD)........     4.85%       09/30/29         2,554,210
     1,750,000  Republic of South Africa Government International Bond (USD)........     5.88%       04/20/32         1,563,188
                                                                                                                 --------------
                                                                                                                      4,117,398
                                                                                                                 --------------

                TURKEY -- 0.0%
     1,200,000  Turkey Government International Bond (USD)..........................     3.25%       03/23/23         1,182,727
                                                                                                                 --------------

                UNITED ARAB EMIRATES -- 0.0%
       787,000  Abu Dhabi Government International Bond (USD) (p)...................     2.50%       09/30/29           734,267
                                                                                                                 --------------

                URUGUAY -- 0.1%
     3,260,000  Uruguay Government International Bond (USD).........................     4.38%       01/23/31         3,345,121
                                                                                                                 --------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES........................................................      67,081,111
                (Cost $78,045,649)                                                                               --------------

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY         VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY SECURITIES -- 1.4%

$   52,905,000  Federal Home Loan Banks.............................................     1.04%       06/14/24        50,434,555
                (Cost $52,905,000)                                                                               --------------

MUNICIPAL BONDS -- 1.0%

                CALIFORNIA -- 0.3%
     3,960,000  City of San Francisco CA Public Utilities Commission Water Rev......     2.83%       11/01/41         3,123,535
     2,085,000  Los Angeles CA Unif Sch Dist Build America Bonds....................     5.75%       07/01/34         2,276,492
       595,000  Los Angeles CA Unif Sch Dist Build America Bonds....................     6.76%       07/01/34           695,450
     4,715,000  Regents of the Univ of CA Medical Center Pooled Rev.................     3.26%       05/15/60         3,483,965
                                                                                                                 --------------
                                                                                                                      9,579,442
                                                                                                                 --------------


Page 46                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY         VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                MASSACHUSETTS -- 0.0%
$    1,845,000  Massachusetts Sch Bldg Auth.........................................     2.97%       10/15/32    $    1,662,849
                                                                                                                 --------------

                MICHIGAN -- 0.0%
     1,815,000  Univ of Michigan....................................................     3.50%       04/01/52         1,572,460
                                                                                                                 --------------

                NEW JERSEY -- 0.1%
     2,000,000  NJ St Turnpike Auth Rev.............................................     1.86%       01/01/31         1,654,695
       500,000  NJ St Turnpike Auth Rev.............................................     3.73%       01/01/36           457,382
                                                                                                                 --------------
                                                                                                                      2,112,077
                                                                                                                 --------------

                NEW YORK -- 0.6%
     2,285,000  City of New York NY.................................................     3.62%       04/01/31         2,159,549
     3,620,000  City of New York NY.................................................     1.92%       08/01/31         2,964,962
     1,225,000  Metro Transprtn Auth NY Reb Txbl Green Bonds, Ser C2................     5.18%       11/15/49         1,222,233
       400,000  New York City NY Transitional Fin Auth Rev Qualified Sch Constr,
                   Ser BD G-3.......................................................     5.27%       05/01/27           421,038
       970,000  New York City NY Transitional Fin Auth Rev, Ser A-3.................     3.96%       08/01/32           924,900
     6,940,000  New York City NY Transitional Fin Auth Rev, Ser B-3.................     1.85%       08/01/32         5,464,033
     5,140,000  New York State Urban Development Corp...............................     2.97%       03/15/34         4,462,678
     2,690,000  NY St Dorm Auth.....................................................     5.00%       03/15/24         2,734,579
     1,405,000  NY St Dorm Auth.....................................................     2.96%       02/15/32         1,259,253
                                                                                                                 --------------
                                                                                                                     21,613,225
                                                                                                                 --------------
                TOTAL MUNICIPAL BONDS..........................................................................      36,540,053
                (Cost $43,623,493)                                                                               --------------

    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 0.0%

                TELECOMMUNICATIONS --0.0%
        59,704  Intelsat Jackson Emergence S.A. (k) (l) (t) (u)................................................               0
                (Cost $2,000,073)                                                                                --------------

RIGHTS -- 0.0%

                TELECOMMUNICATIONS -- 0.0%
         6,253  Intelsat Jackson Holdings S.A., Series A (k) (l) (t) (u).......................................               0
         6,253  Intelsat Jackson Holdings S.A., Series B (k) (l) (t) (u).......................................               0
                                                                                                                 --------------
                TOTAL RIGHTS...................................................................................               0
                (Cost $0)                                                                                        --------------

MONEY MARKET FUNDS -- 1.9%

    65,561,759  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 1.87% (v).....      65,561,759
                (Cost $65,561,759)                                                                               --------------

                TOTAL INVESTMENTS -- 117.8%....................................................................   4,179,978,378
                (Cost $4,497,824,224)                                                                            --------------


                        See Notes to Financial Statements                Page 47


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  NUMBER OF                                                              NOTIONAL      EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                           AMOUNT         PRICE         DATE          VALUE
--------------  ----------------------------------------------------  --------------  -----------  ------------  --------------
PURCHASED OPTIONS -- 0.0%

CALL OPTIONS PURCHASED -- 0.0%
           648  Eurodollar 1-Year Mid-Curve Options Futures
                   Call.............................................  $  155,641,500  $     98.38    09/16/22    $        4,050
         1,403  Eurodollar 1-Year Mid-Curve Options Futures
                   Call.............................................     336,983,063        98.75    09/16/22             8,769
                                                                                                                 --------------
                TOTAL PURCHASED OPTIONS........................................................................          12,819
                (Cost $1,113,442)                                                                                --------------

WRITTEN OPTIONS -- (0.0)%

CALL OPTIONS WRITTEN -- (0.0)%
        (3,185) Eurodollar 1-Year Mid-Curve Options Futures
                   Call.............................................    (764,997,188)       99.00    09/16/22           (19,906)
                (Premiums received $1,053,958)                                                                   --------------
                NET OTHER ASSETS AND LIABILITIES -- (17.8)%....................................................    (631,528,313)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $3,548,442,978
                                                                                                                 ==============



FORWARD FOREIGN CURRENCY CONTRACTS AT AUGUST 31, 2022 (See Note 2E - Forward Foreign Currency Contracts in the Notes to Financial
Statements):

                                                                            PURCHASE VALUE       SALE VALUE        UNREALIZED
  SETTLEMENT                           AMOUNT               AMOUNT              AS OF              AS OF          APPRECIATION
     DATE         COUNTERPARTY        PURCHASED              SOLD             8/31/2022          8/31/2022       (DEPRECIATION)
--------------   --------------   -----------------   ------------------   ----------------   ----------------   --------------
  10/07/2022          Citi        EUR       509,000   USD        511,183    $      512,811     $      511,183    $        1,628
  10/07/2022          Citi        USD     3,956,715   EUR      3,734,000         3,956,715          3,761,957           194,758
  10/07/2022          Citi        USD     1,815,511   EUR      1,792,000         1,815,511          1,805,417            10,094
  10/07/2022          Citi        USD       847,721   EUR        823,000           847,721            829,162            18,559
  10/07/2022          GSIL        USD     1,837,416   EUR      1,798,000         1,837,416          1,811,462            25,954
  10/07/2022          GSIL        USD       340,121   EUR        332,000           340,121            334,485             5,636
  10/07/2022          GSIL        USD       492,617   EUR        483,000           492,617            486,616             6,001
                                                                                                                 --------------
Net Unrealized Appreciation (Depreciation)                                                                       $      262,630
                                                                                                                 ==============


Counterparty Abbreviations:
Citi  - Citibank N.A.
GSIL  - Goldman Sachs International, London


FUTURES CONTRACTS AT AUGUST 31, 2022 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                         NUMBER OF                                               (DEPRECIATION)/
         FUTURES CONTRACTS              POSITION         CONTRACTS       EXPIRATION DATE      NOTIONAL VALUE          VALUE
----------------------------------   --------------   ---------------   ------------------   -----------------   --------------
U.S. 2-Year Treasury Notes                Long             3,076             Dec-2022          $  640,817,316    $   (1,258,934)
Ultra U.S. Treasury Bond Futures          Long                64             Dec-2022               9,568,000           (14,298)
U.S. 5-Year Treasury Notes                Short              304             Dec-2022             (33,689,375)          128,550
Ultra 10-Year U.S. Treasury Notes         Short              705             Dec-2022             (88,257,188)          661,008
                                                                                               --------------    --------------
                                                                                               $  528,438,753    $     (483,674)
                                                                                               ==============    ==============


Page 48                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


INTEREST RATE SWAP AGREEMENTS AT AUGUST 31, 2022 (See Note 2F - Swap Agreements in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                        EXPIRATION           NOTIONAL                            (DEPRECIATION)/
           COUNTERPARTY               FLOATING RATE        DATE               VALUE             FIXED RATE            VALUE
---------------------------------   ----------------  ---------------   ------------------   -----------------   --------------
Citibank, Global Markets, Inc.      3 month LIBOR(1)    07/24/2025        $  117,450,000          1.026%(1)    $     (5,446,928)
Citibank, Global Markets, Inc.      3 month LIBOR(1)    07/24/2025            86,880,000          1.034%(1)          (4,016,291)
Citibank, Global Markets, Inc.      3 month LIBOR(1)    07/24/2025            58,725,000          1.073%(1)          (2,672,213)
Citibank, Global Markets, Inc.      3 month LIBOR(2)    09/28/2025           145,575,000          1.390%(2)          (5,477,696)
Citibank, Global Markets, Inc.      3 month LIBOR(3)    07/24/2053             9,810,000          1.773%(3)           2,195,524
Citibank, Global Markets, Inc.      3 month LIBOR(3)    07/24/2053             7,260,000          1.785%(3)           1,607,101
Citibank, Global Markets, Inc.      3 month LIBOR(3)    07/24/2053             4,905,000          1.808%(3)           1,064,238
Citibank, Global Markets, Inc.      3 month LIBOR(4)    09/28/2053            12,425,000          1.870%(4)           2,496,033
JPMorgan Chase and Co.                  SOFR(5)         06/10/2024           249,860,000          1.950%(5)          (7,026,244)
                                                                          --------------                         --------------
                                                                          $  692,890,000                         $  (17,276,476)
                                                                          ==============                         ==============


(1)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

(2)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 09/28/2023 and no interest is being accrued until that date.

(3)   The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

(4)   The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 09/28/2023 and no interest is being accrued until that date.

(5)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 06/14/2023 and no interest is being accrued until that date.

(a)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls in the Notes to Financial
      Statements).

(b)   Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(c)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P.
      (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2022, securities noted as such amounted to $830,424,922 or 23.4% of net assets.

(d)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e)   Floating or variable rate security.

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(g)   This issuer is in default.

(h)   This issuer has filed for protection in bankruptcy court.

(i)   When-issued security.

(j)   Zero coupon security.

(k)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(l)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At August 31, 2022, securities noted as such are valued at
      $22,139,634 or 0.6% of net assets.

(m)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(n)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

                        See Notes to Financial Statements                Page 49


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

(o)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(p)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(q)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury's Office of Financial Research, (iii)
      the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(r)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(s)   The issuer will pay interest on the loans in cash and in Payment-In-Kind
      ("PIK") interest. Interest paid in cash will accrue at the rate of 7.00%
      per annum ("Cash Interest Rate") and PIK interest will accrue on the loan at the rate of 8.25% per annum. For the fiscal year ended August 31, 2022, the Fund received a portion of the interest in cash and PIK interest with a principal value of $278,912 for Cineworld Group PLC.

(t)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the advisor.

(u)   Non-income producing security.

(v)   Rate shown reflects yield as of August 31, 2022.

LIBOR - London Interbank Offered Rate
SOFR  - Secured Overnight Financing Rate
TBA   - To-Be-Announced Security

Currency Abbreviations:
EUR   - Euro
USD   - United States Dollar

Page 50                 See Notes to Financial Statements


FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                         ASSETS TABLE
                                                                                                 LEVEL 2          LEVEL 3
                                                        TOTAL                  LEVEL 1         SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT                 QUOTED         OBSERVABLE       UNOBSERVABLE
                                                      8/31/2022                 PRICES           INPUTS            INPUTS
                                                   ---------------          --------------   ---------------   --------------
U.S. Government Agency Mortgage-Backed
   Securities....................................  $ 1,174,701,897          $           --   $ 1,174,701,897   $           --
U.S. Government Bonds and Notes..................      824,815,693                      --       824,815,693               --
Corporate Bonds and Notes*.......................      816,710,176                      --       816,710,176               --
Asset-Backed Securities..........................      432,802,340                      --       421,124,997       11,677,343
Mortgage-Backed Securities.......................      378,264,024                      --       378,264,024               --
Foreign Corporate Bonds and Notes*...............      259,271,381                      --       259,271,381               --
Senior Floating-Rate Loan Interests*.............       73,795,389                      --        73,795,389               --
Foreign Sovereign Bonds and Notes**..............       67,081,111                      --        67,081,111               --
U.S. Government Agency Securities................       50,434,555                      --        50,434,555               --
Municipal Bonds***...............................       36,540,053                      --        36,540,053               --
Common Stocks*...................................               --****                  --                --               --****
Rights*..........................................               --****                  --                --               --****
Money Market Funds...............................       65,561,759              65,561,759                --               --
                                                   ---------------          --------------   ---------------   --------------
Total Investments................................    4,179,978,378              65,561,759     4,102,739,276       11,677,343
Call Options Purchased...........................           12,819                  12,819                --               --
Forward Foreign Currency Contracts...............          262,630                      --           262,630               --
Futures Contracts*****...........................          789,558                 789,558                --               --
Interest Rate Swap Agreements....................        7,362,896                      --         7,362,896               --
                                                   ---------------          --------------   ---------------   --------------
Total............................................  $ 4,188,406,281          $   66,364,136   $ 4,110,364,802   $   11,677,343
                                                   ===============          ==============   ===============   ==============

                                                      LIABILITIES TABLE
                                                                                                 LEVEL 2          LEVEL 3
                                                        TOTAL                  LEVEL 1         SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT                 QUOTED         OBSERVABLE       UNOBSERVABLE
                                                      8/31/2022                 PRICES           INPUTS            INPUTS
                                                   ---------------          --------------   ---------------   --------------
Call Options Written.............................  $       (19,906)         $      (19,906)  $            --   $           --
Futures Contracts*****...........................       (1,273,232)             (1,273,232)               --               --
Interest Rate Swap Agreements....................      (24,639,372)                     --       (24,639,372)              --
                                                   ---------------          --------------   ---------------   --------------
Total............................................  $   (25,932,510)         $   (1,293,138)  $   (24,639,372)  $           --
                                                   ===============          ==============   ===============   ==============


*     See Portfolio of Investments for industry breakout.
**    See Portfolio of Investments for country breakout.
***   See Portfolio of Investments for state breakout.
****  Investment is valued at $0.
***** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

Level 3 Investments that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

                        See Notes to Financial Statements                Page 51


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES -- 26.5%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.9%
                Adjustable Rate Mortgage Trust
$       83,318     Series 2005-8, Class 3A21 (a)....................................     3.57%       11/25/35    $       68,371
                Ajax Mortgage Loan Trust
     3,585,632     Series 2021-D, Class A, steps up to 5.00% on 02/25/25 (b) (c)....     2.00%       03/25/60         3,332,508
                Alternative Loan Trust
       240,007     Series 2005-16, Class A3, 1 Mo. LIBOR + 0.50% (d)................     2.94%       06/25/35           208,836
        65,984     Series 2005-76, Class 1A1, 12 Mo. Treasury Average +
                      1.48% (d).....................................................     2.34%       01/25/36            61,806
       687,509     Series 2005-13CB, Class A8.......................................     5.50%       05/25/35           626,051
       731,282     Series 2005-65CB, Class 2A4......................................     5.50%       12/25/35           571,140
       277,771     Series 2006-33CB, Class 2A1......................................     6.00%       11/25/36           179,312
       910,052     Series 2007-15CB, Class A6.......................................     5.75%       07/25/37           629,194
       460,996     Series 2007-OA6, Class A1B, 1 Mo. LIBOR + 0.40% (d)..............     2.84%       06/25/37           404,921
                American Home Mortgage Assets Trust
     1,231,366     Series 2006-1, Class 1A1, 1 Mo. LIBOR + 0.21% (d)................     2.65%       05/25/46         1,101,511
     1,409,076     Series 2007-1, Class A1, 12 Mo. Treasury Average + 0.70% (d).....     1.56%       02/25/47           613,789
     3,016,387     Series 2007-2, Class A1, 1 Mo. LIBOR + 0.13% (d).................     2.57%       03/25/47         2,737,170
                American Home Mortgage Investment Trust
       558,785     Series 2005-4, Class 1A1, 1 Mo. LIBOR + 0.58% (d)................     3.02%       11/25/45           507,288
                APS Resecuritization Trust
    14,371,866     Series 2016-3, Class 3MZ (a) (b).................................     0.87%       09/27/46         7,691,061
                Banc of America Funding Trust
       700,357     Series 2007-1, Class TA3A, 1 Mo. LIBOR + 0.32% (d)...............     2.76%       01/25/37           640,562
     2,284,825     Series 2007-2, Class TA4, 1 Mo. LIBOR + 0.80% (d)................     3.24%       03/25/37         2,274,608
                BCAP LLC Trust
       350,419     Series 2007-AA3, Class 1A1A, 1 Mo. LIBOR + 0.42% (d).............     2.86%       04/25/37           327,116
     5,352,064     Series 2012-RR8, Class 4A6 (a) (b)...............................     2.28%       11/20/36         4,624,009
       548,416     Series 2015-RR2, Class 25A3 (a) (b)..............................     2.28%       10/28/36           544,645
                Bear Stearns ALT-A Trust
       654,964     Series 2004-8, Class M1, 1 Mo. LIBOR + 0.92% (d).................     3.36%       09/25/34           652,268
     1,800,079     Series 2006-1, Class 21A2 (a)....................................     3.30%       02/25/36         1,424,605
                Bear Stearns Mortgage Funding Trust
       531,518     Series 2006-AR1, Class 1A1, 1 Mo. LIBOR + 0.42% (d)..............     2.86%       07/25/36           480,807
       477,734     Series 2006-AR3, Class 1A1, 1 Mo. LIBOR + 0.18% (d)..............     2.62%       10/25/36           409,874
     6,130,701     Series 2007-AR1, Class 1A1, 1 Mo. LIBOR + 0.16% (d)..............     2.60%       01/25/37         5,439,358
       165,389     Series 2007-AR3, Class 1A1, 1 Mo. LIBOR + 0.14% (d)..............     2.58%       03/25/37           144,119
     4,002,306     Series 2007-AR5, Class 2A2, 1 Mo. LIBOR + 0.23% (d)..............     2.67%       06/25/37         3,725,936
                CIM Trust
       128,437     Series 2018-R6, Class A1, 1 Mo. LIBOR + 1.08% (b) (d)............     3.45%       09/25/58           125,737
       627,695     Series 2020-R7, Class A1A (b) (e)................................     2.25%       12/27/61           587,449
     1,208,537     Series 2021-R3, Class A1A (b)....................................     1.95%       06/25/57         1,095,328
     1,509,197     Series 2021-R5, Class A1A (b)....................................     2.00%       08/25/61         1,328,886
                Citigroup Mortgage Loan Trust
       491,830     Series 2005-8, Class 2A4A........................................     5.50%       09/25/35           465,615
     1,116,882     Series 2009-10, Class 2A2 (b)....................................     7.00%       12/25/35           890,629
                Connecticut Avenue Securities Trust
     3,244,000     Series 2020-R01, Class 1B1, 1 Mo. LIBOR + 3.25% (b) (d)..........     5.69%       01/25/40         3,043,101
                Credit Suisse Mortgage Trust
        44,287     Series 2014-2R, Class 28A1 (a) (b)...............................     3.00%       06/27/37            41,528
       899,505     Series 2014-8R, Class 3A2 (a) (b)................................     4.05%       02/27/36           848,581


Page 52                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                Credit Suisse Mortgage Trust (Continued)
$    1,632,800     Series 2014-11R, Class 17A2, 1 Mo. LIBOR + 0.15% (b) (d).........     2.41%       12/27/36    $    1,548,983
     5,128,921     Series 2020-RPL3, Class A1 (a) (b)...............................     2.69%       03/25/60         4,977,186
     4,251,387     Series 2020-RPL6, Class A1 (b)...................................     2.69%       03/25/59         4,099,396
     5,017,923     Series 2021-RP11, Class A1 (b)...................................     2.25%       10/25/61         4,448,864
     3,926,410     Series 2021-RPL4, Class A1 (b)...................................     1.80%       12/27/60         3,702,079
     3,765,450     Series 2022-RPL1, Class A1 (b)...................................     4.15%       04/25/61         3,671,833
     3,271,775     Series 2022-RPL1 (b).............................................     4.27%       04/25/61         3,123,054
       137,509     Series 2022-RPL1 (b).............................................     4.23%       04/25/61           131,196
                Deutsche Alt-A Securities Mortgage Loan Trust
     2,771,046     Series 2007-AR3, Class 2A5, 1 Mo. LIBOR + 0.40% (d)..............     2.84%       06/25/37         2,566,746
                DSLA Mortgage Loan Trust
        44,513     Series 2004-AR4, Class 2A1A, 1 Mo. LIBOR + 0.72% (d).............     3.09%       01/19/45            35,899
     5,146,249     Series 2005-AR3, Class 1A, 1 Mo. LIBOR + 0.52% (d)...............     2.89%       07/19/45         4,033,544
                Federal Home Loan Mortgage Corporation
     2,975,000     Series 2021-HQA2, Class M2, 30 Day Average SOFR +
                      2.05% (b) (d).................................................     4.23%       12/25/33         2,782,281
                First Horizon Alternative Mortgage Securities Trust
        28,580     Series 2004-AA4, Class A1 (a)....................................     2.66%       10/25/34            28,666
     1,698,005     Series 2005-AA4, Class 2A1 (a)...................................     2.80%       06/25/35         1,570,704
     2,480,237     Series 2007-FA1, Class A4........................................     6.25%       03/25/37         1,325,367
                GreenPoint Mortgage Funding Trust
        40,809     Series 2006-AR1, Class A1A, 1 Mo. LIBOR + 0.58% (d)..............     3.02%       02/25/36            37,125
     4,332,397     Series 2006-AR6, Class A3A, 1 Mo. LIBOR + 0.44% (d)..............     2.88%       10/25/46         4,192,008
     5,415,046     Series 2007-AR1, Class 2A1A, 1 Mo. LIBOR + 0.20% (d).............     2.64%       03/25/47         4,924,007
       554,098     Series 2007-AR2, Class 2A1, 1 Mo. LIBOR + 0.40% (d)..............     2.84%       05/25/37           527,443
                GreenPoint MTA Trust
       261,265     Series 2005-AR3, Class 1A1, 1 Mo. LIBOR + 0.48% (d)..............     2.92%       08/25/45           207,566
                HarborView Mortgage Loan Trust
       161,386     Series 2005-9, Class 2A1A, 1 Mo. LIBOR + 0.68% (d)...............     3.05%       06/20/35           150,096
       444,709     Series 2005-9, Class 2A1C, 1 Mo. LIBOR + 0.90% (d)...............     3.27%       06/20/35           414,133
       712,272     Series 2007-7, Class 1A1, 1 Mo. LIBOR + 2.00% (d)................     3.44%       10/25/37           631,240
                Headlands Residential LLC
     4,240,000     Series 2021-RPL1 (b).............................................     2.49%       09/25/26         3,962,041
                HomeBanc Mortgage Trust
     4,057,000     Series 2005-3, Class M4, 1 Mo. LIBOR + 1.01% (d).................     3.45%       07/25/35         3,954,459
         9,478     Series 2005-4, Class A1, 1 Mo. LIBOR + 0.54% (d).................     2.98%       10/25/35             9,479
                Impac CMB Trust
        47,203     Series 2005-1, Class 1A1, 1 Mo. LIBOR + 0.52% (d)................     2.96%       04/25/35            44,837
     4,732,405     Series 2005-3, Class A1, 1 Mo. LIBOR + 0.48% (d).................     2.92%       08/25/35         4,373,485
     4,116,667     Series 2005-5, Class A1, 1 Mo. LIBOR + 0.32% (d).................     3.08%       08/25/35         3,882,713
     3,219,955     Series 2005-8, Class 1A, 1 Mo. LIBOR + 0.52% (d).................     2.96%       02/25/36         3,060,873
                Impac Secured Assets Trust
     5,998,088     Series 2007-1, Class A3, 1 Mo. LIBOR + 0.48% (d).................     2.92%       03/25/37         5,351,995
                IndyMac INDX Mortgage Loan Trust
     1,468,350     Series 2005-16IP, Class A1, 1 Mo. LIBOR + 0.64% (d)..............     3.08%       07/25/45         1,197,747
     3,512,960     Series 2006-AR2, Class 1A1B, 1 Mo. LIBOR + 0.42% (d).............     2.86%       04/25/46         3,110,702
       469,750     Series 2006-AR4, Class A1A, 1 Mo. LIBOR + 0.42% (d)..............     2.86%       05/25/46           425,176
       147,663     Series 2007-FLX2, Class A1C, 1 Mo. LIBOR + 0.19% (d).............     2.63%       04/25/37           122,633


                        See Notes to Financial Statements                Page 53


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                JP Morgan Alternative Loan Trust
$    2,858,153     Series 2006-S1, Class 1A19.......................................     6.50%       03/25/36    $    1,881,119
       675,842     Series 2006-S1, Class 3A4........................................     6.18%       03/25/36           588,448
        50,974     Series 2007-S1, Class A2, 1 Mo. LIBOR + 0.68% (d)................     3.12%       04/25/47            48,816
                JP Morgan Resecuritization Trust Series
     6,269,416     Series 2014-6, Class 3A2, 1 Mo. LIBOR + 0.21% (b) (d)............     2.68%       07/27/46         5,959,439
                Legacy Mortgage Asset Trust
     4,101,900     Series 2020-GS2, Class A1, steps up to 5.75% on
                      03/26/23 (b) (c)..............................................     2.75%       03/25/60         4,098,913
                Lehman Mortgage Trust
       755,698     Series 2006-1, Class 1A5.........................................     5.50%       02/25/36           452,238
                Lehman XS Trust
       107,670     Series 2005-5N, Class 3A1A, 1 Mo. LIBOR + 0.30% (d)..............     2.74%       11/25/35           106,635
       699,264     Series 2006-2N, Class 2A1, 12 Mo. Treasury Average +
                      2.02% (d).....................................................     2.88%       02/25/36           630,515
     3,462,836     Series 2006-4N, Class A1D1, 1 Mo. LIBOR + 0.66% (d)..............     3.10%       04/25/46         3,161,591
       546,720     Series 2007-12N, Class 1A3A, 1 Mo. LIBOR + 0.40% (d).............     2.84%       07/25/47           530,558
     5,984,955     Series 2007-16N, Class 1A1, 1 Mo. LIBOR + 0.94% (d)..............     3.38%       09/25/47         5,595,183
                MASTR Adjustable Rate Mortgages Trust
       542,102     Series 2004-14, Class B1, 1 Mo. LIBOR + 2.15% (d)................     4.59%       01/25/35           542,663
     5,685,151     Series 2006-OA2, Class 1A1, 12 Mo. Treasury Average +
                      0.80% (d).....................................................     1.66%       12/25/46         4,674,643
     6,252,434     Series 2007-1, Class I1A, 1 Mo. LIBOR + 0.39% (d)................     2.83%       01/25/47         2,564,527
     3,164,770     Series 2007-1, Class I2A3, 12 Mo. Treasury Average +
                      0.74% (d).....................................................     1.60%       01/25/47         3,113,502
       298,080     Series 2007-2, Class A1, 1 Mo. LIBOR + 0.30% (d).................     2.74%       03/25/47           277,829
     4,700,000     Series 2007-HF2, Class A2, 1 Mo. LIBOR + 1.10% (d)...............     3.54%       09/25/37         2,249,353
                Merrill Lynch Mortgage Investors Trust
       111,948     Series 2003-D, Class A, 1 Mo. LIBOR + 0.62% (d)..................     3.06%       08/25/28           108,727
       169,853     Series 2004-E, Class A2B, 6 Mo. LIBOR + 0.72% (d)................     2.11%       11/25/29           161,874
                Morgan Stanley Resecuritization Trust
        19,104     Series 2014-R8, Class 3B1, 12 Mo. Treasury Average +
                      0.75% (b) (d).................................................     1.39%       06/26/47            19,067
                Nomura Resecuritization Trust
     1,861,470     Series 2014-1R, Class 1A13, 1 Mo. LIBOR + 0.16% (b) (d)..........     1.84%       10/26/36         1,821,652
                Opteum Mortgage Acceptance Corp Trust
     5,925,043     Series 2006-1, Class 1AC1, 1 Mo. LIBOR + 0.60% (d)...............     3.04%       04/25/36         5,457,172
                PHH Alternative Mortgage Trust
     1,179,848     Series 2007-2, Class 1A4, 1 Mo. LIBOR + 0.60% (d)................     3.04%       05/25/37         1,118,621
                PRPM LLC
     2,919,070     Series 2021-6, Class A1, steps up to 5.93% on 07/25/25 (b) (c)...     1.79%       07/25/26         2,727,538
     4,362,571     Series 2021-9, Class A1, steps up to 5.36% on 10/25/24 (b) (c)...     2.36%       10/25/26         4,101,091
     4,515,617     Series 2021-10, Class A1, steps up to 5.49% on 10/25/24 (b) (c)..     2.49%       10/25/26         4,241,014
                RALI Trust
     1,461,976     Series 2005-QO1, Class A1, 1 Mo. LIBOR + 0.30% (d)...............     2.74%       08/25/35         1,145,128
     2,434,464     Series 2006-QO10, Class A1, 1 Mo. LIBOR + 0.32% (d)..............     2.76%       01/25/37         2,168,488
       477,732     Series 2006-QS6, Class 1A15......................................     6.00%       06/25/36           408,624
     2,412,807     Series 2007-QA3, Class A1, 1 Mo. LIBOR + 0.20% (d)...............     2.64%       05/25/37         2,257,246
     2,955,689     Series 2007-QA3, Class A2, 1 Mo. LIBOR + 0.34% (d)...............     2.78%       05/25/37         2,775,575
       975,577     Series 2007-QH4, Class A1, 1 Mo. LIBOR + 0.38% (d)...............     2.82%       05/25/37           880,503


Page 54                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                RALI Trust (Continued)
$      918,435     Series 2007-QH9, Class A1 (a)....................................     2.11%       11/25/37    $      829,460
     2,312,559     Series 2007-QS9, Class A33.......................................     6.50%       07/25/37         1,978,857
                Structured Adjustable Rate Mortgage Loan Trust
        16,773     Series 2005-12, Class 3A1 (a)....................................     3.04%       06/25/35            15,327
       323,405     Series 2006-11, Class 1A1, 1 Mo. LIBOR + 0.32% (d)...............     2.76%       12/25/36           302,690
       575,684     Series 2007-4, Class 1A1, 1 Mo. LIBOR + 0.48% (d)................     2.92%       05/25/37           528,786
       545,384     Series 2007-4, Class 1A2, 1 Mo. LIBOR + 0.44% (d)................     2.88%       05/25/37           500,778
                Structured Asset Mortgage Investments Trust
       119,718     Series 2003-AR3, Class A1, 1 Mo. LIBOR + 0.68% (d)...............     3.05%       11/19/33           115,955
                Structured Asset Mortgage Investments II Trust
       251,035     Series 2005-AR2, Class 2A1, 1 Mo. LIBOR + 0.46% (d)..............     2.90%       05/25/45           226,237
       454,562     Series 2006-AR1, Class 3A1, 1 Mo. LIBOR + 0.46% (d)..............     2.90%       02/25/36           415,235
       345,197     Series 2006-AR3, Class 12A1, 1 Mo. LIBOR + 0.44% (d).............     2.88%       05/25/36           293,193
       402,868     Series 2006-AR4, Class 3A1, 1 Mo. LIBOR + 0.38% (d)..............     2.82%       06/25/36           350,939
        39,093     Series 2006-AR5, Class 1A1, 1 Mo. LIBOR + 0.42% (d)..............     2.86%       05/25/36            31,009
     1,678,563     Series 2006-AR6, Class 2A1, 1 Mo. LIBOR + 0.38% (d)..............     2.82%       07/25/46         1,304,099
       899,898     Series 2006-AR8, Class A1A, 1 Mo. LIBOR + 0.40% (d)..............     2.84%       10/25/36           835,663
       386,479     Series 2007-AR1, Class 1A1, 1 Mo. LIBOR + 0.32% (d)..............     2.76%       01/25/37           346,811
       160,080     Series 2007-AR1, Class 2A1, 1 Mo. LIBOR + 0.18% (d)..............     2.62%       01/25/37           144,062
       612,668     Series 2007-AR6, Class A1, 12 Mo. Treasury Average +
                      1.50% (d).....................................................     2.36%       08/25/47           563,043
                TBW Mortgage-Backed Trust
       114,651     Series 2006-4, Class A4..........................................     6.66%       09/25/36           112,869
                WaMu Mortgage Pass-Through Certificates Trust
       121,008     Series 2004-AR12, Class A2A, 1 Mo. LIBOR + 0.78% (d).............     3.22%       10/25/44           109,415
     5,235,475     Series 2005-AR15, Class A1A2, 1 Mo. LIBOR + 0.56% (d)............     3.00%       11/25/45         4,745,223
     2,413,147     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average +
                      1.00% (d).....................................................     1.86%       02/25/46         2,200,428
        46,171     Series 2006-AR11, Class 1A, 12 Mo. Treasury Average +
                      0.96% (d).....................................................     1.82%       09/25/46            39,602
     2,788,436     Series 2007-OA4, Class 1A, 12 Mo. Treasury Average +
                      0.77% (d).....................................................     1.63%       05/25/47         2,512,280
       789,814     Series 2007-OA5, Class 1A, 12 Mo. Treasury Average +
                      0.75% (d).....................................................     1.61%       06/25/47           693,549
                Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
     2,125,493     Series 2006-AR6, Class 2A, 12 Mo. Treasury Average +
                      0.96% (d).....................................................     1.82%       08/25/46         1,366,192
       650,367     Series 2007-OC1, Class A4, 1 Mo. LIBOR + 0.32% (d)...............     2.76%       01/25/47           620,450
                Wells Fargo Mortgage Backed Securities Trust
       199,371     Series 2007-AR5, Class A1 (a)....................................     3.57%       10/25/37           182,867
                                                                                                                 --------------
                                                                                                                    213,706,586
                                                                                                                 --------------

                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS -- 9.6%
                AREIT Trust
     1,460,000     Series 2020-CRE4, Class B, 30 Day Average SOFR +
                      4.26% (b) (d).................................................     6.25%       04/15/37         1,462,992
                BAMLL Commercial Mortgage Securities Trust
     2,975,000     Series 2020-BHP3, Class A, 1 Mo. LIBOR + 1.90% (b) (d)...........     4.29%       03/15/37         2,961,631
                Banc of America Commercial Mortgage Trust
    13,113,069     Series 2015-UBS7, Class XA, IO (a)...............................     0.90%       09/15/48           246,368


                        See Notes to Financial Statements                Page 55


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
                BANK
$   29,230,260     Series 2020-BN27, Class XA, IO (a)...............................     1.27%       04/15/63    $    1,953,189
                Bayview Commercial Asset Trust
       717,097     Series 2005-4A, Class A1, 1 Mo. LIBOR + 0.45% (b) (d)............     2.89%       01/25/36           655,350
                BBCMS Mortgage Trust
     2,445,000     Series 2020-BID, Class A, 1 Mo. LIBOR + 2.14% (b) (d)............     4.53%       10/15/37         2,416,360
     2,300,000     Series 2020-BID, Class C, 1 Mo. LIBOR + 3.64% (b) (d)............     6.03%       10/15/37         2,251,479
                BDS Ltd.
     2,000,000     Series 2020-FL6, Class C, 30 Day Average SOFR +
                      2.36% (b) (d).................................................     4.37%       09/15/35         1,943,125
     1,125,000     Series 2020-FL6, Class D, 30 Day Average SOFR +
                      2.86% (b) (d).................................................     4.87%       09/15/35         1,113,916
     2,984,000     Series 2020-FL6, Class E, 30 Day Average SOFR +
                      3.36% (b) (d).................................................     5.37%       09/15/35         2,886,131
     3,061,297     Series 2021-FL8, Class A, 1 Mo. LIBOR + 0.92% (b) (d)............     3.30%       01/18/36         2,994,745
                Benchmark Mortgage Trust
     1,134,102     Series 2018-B6, Class A2.........................................     4.20%       10/10/51         1,127,270
     2,000,000     Series 2020-B18, Class AGNE (b)..................................     3.76%       07/15/53         1,727,724
     1,810,000     Series 2020-IG2, Class UBRD (a) (b)..............................     3.63%       09/15/48         1,608,603
    72,517,197     Series 2020-IG3, Class XA, IO (a) (b)............................     0.82%       09/15/48         1,926,419
                BFLD Trust
     2,304,000     Series 2019-DPLO, Class A, 1 Mo. LIBOR + 1.09% (b) (d)...........     3.48%       10/15/34         2,265,829
     2,385,000     Series 2020-OBRK, Class A, 1 Mo. LIBOR + 2.05% (b) (d)...........     4.44%       11/15/28         2,361,477
       782,000     Series 2021-FPM, Class A, 1 Mo. LIBOR + 1.60% (b) (d)............     3.99%       06/15/38           758,932
                BLOX Trust
     1,570,000     Series 2021-BLOX, Class D, 1 Mo. LIBOR + 1.75% (b) (d)...........     4.14%       09/15/26         1,493,376
                BWAY Mortgage Trust
     1,700,000     Series 2015-1740, Class A (b)....................................     2.92%       01/10/35         1,561,984
                BX Commercial Mortgage Trust
     3,420,000     Series 2020-VIV3, Class B (a) (b)................................     3.66%       03/09/44         2,987,835
     4,050,000     Series 2020-VIV4, Class A (b)....................................     2.84%       03/09/44         3,483,600
     1,800,000     Series 2021-21M, Class E, 1 Mo. LIBOR + 2.17% (b) (d)............     4.56%       10/15/36         1,701,552
     3,728,247     Series 2021-XL2, Class J, 1 Mo. LIBOR + 3.89% (b) (d)............     6.28%       10/15/38         3,547,678
     1,400,000     Series 2021-VINO, Class E, 1 Mo. LIBOR + 1.95% (b) (d)...........     4.34%       05/15/38         1,309,659
     2,462,000     Series 2021-VOLT, Class E, 1 Mo. LIBOR + 2.00% (b) (d)...........     4.39%       09/15/36         2,350,098
     2,845,000     Series 2022-AHP, Class AS, 1 Mo. CME Term SOFR +
                      1.49% (b) (d).................................................     3.80%       01/17/39         2,773,543
                BX Trust
     2,800,000     Series 2019-OC11, Class A (b)....................................     3.20%       12/09/41         2,486,082
     2,040,000     Series 2021-BXMF, Class G, 1 Mo. LIBOR + 3.35% (b) (d)...........     5.74%       10/15/26         1,853,421
     1,500,000     Series 2022-VAMF, Class E, 1 Mo. CME Term SOFR +
                      2.70% (b) (d).................................................     5.01%       01/15/39         1,415,570
     2,250,000     Series 2021-VIEW, Class A, 1 Mo. LIBOR + 1.28% (b) (d)...........     3.67%       06/15/36         2,185,971
                BXMT Ltd.
     3,375,000     Series 2020-FL3, Class A, 30 Day Average SOFR +
                      1.51% (b) (d).................................................     3.50%       11/15/37         3,340,328
                CAMB Commercial Mortgage Trust
     3,050,000     Series 2019-LIFE, Class F, 1 Mo. LIBOR + 2.55% (b) (d)...........     4.94%       12/15/37         2,951,301
                Citigroup Commercial Mortgage Trust
    56,315,281     Series 2017-C4, Class XA, IO (a).................................     1.22%       10/12/50         1,973,338


Page 56                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
                COMM Mortgage Trust
$      717,377     Series 2012-CR1, Class B.........................................     4.61%       05/15/45    $      715,446
       853,109     Series 2012-CR4, Class XA, IO (a)................................     1.74%       10/15/45                 4
     1,285,167     Series 2014-CR14, Class A2.......................................     3.15%       02/10/47         1,278,029
     4,601,344     Series 2020-CBM, Class XCP, IO (a) (b)...........................     0.72%       02/10/37            61,267
    21,254,000     Series 2020-SBX, Class X, IO (a) (b).............................     0.66%       01/10/38           373,539
                Credit Suisse Mortgage Trust
     3,180,000     Series 2020-TMIC, Class A, 1 Mo. LIBOR + 3.00% (b) (d)...........     5.39%       12/15/35         3,154,211
     2,450,000     Series 2020-TMIC, Class B, 1 Mo. LIBOR + 5.00% (b) (d)...........     7.39%       12/15/35         2,430,664
    25,699,000     Series 2021-980M, Class X, IO (a) (b)............................     1.11%       07/15/31           885,788
                Csail Commercial Mortgage Trust
     1,350,000     Series 2015-C2, Class C (a)......................................     4.32%       06/15/57         1,209,361
                DBWF Mortgage Trust
       600,000     Series 2016-85T, Class A (b).....................................     3.79%       12/10/36           568,427
                DROP Mortgage Trust
     3,280,000     Series 2021-FILE, Class B, 1 Mo. LIBOR + 1.70% (b) (d)...........     4.09%       10/15/43         3,140,055
                Extended Stay America Trust
     2,435,014     Series 2021-ESH, Class C, 1 Mo. LIBOR + 1.70% (b) (d)............     4.09%       07/15/38         2,367,118
                FREMF Mortgage Trust
     2,282,949     Series 2019-KF64, Class B, 1 Mo. LIBOR + 2.30% (b) (d)...........     4.66%       06/25/26         2,256,680
                GS Mortgage Securities Corp Trust
     2,600,000     Series 2020-UPTN, Class XA, IO (a) (b)...........................     0.45%       02/10/37            21,567
                GS Mortgage Securities Trust
    84,796,785     Series 2016-GS4, Class XA, IO (a)................................     0.69%       11/10/49         1,638,274
                Hilton USA Trust
     3,161,000     Series 2016-SFP, Class F (b).....................................     6.16%       11/05/35         3,029,290
                JP Morgan Chase Commercial Mortgage Securities Trust
    37,277,073     Series 2016-JP3, Class XA, IO (a)................................     1.52%       08/15/49         1,537,385
     1,800,000     Series 2022-NLP, Class G, 1 Mo. CME Term SOFR +
                      4.27% (b) (d).................................................     6.58%       04/15/37         1,670,376
                Life Mortgage Trust
     2,309,980     Series 2021-BMR, Class G, 1 Mo. LIBOR + 2.95% (b) (d)............     5.34%       03/15/38         2,142,572
                Med Trust
     1,400,000     Series 2021-MDLN, Class G, 1 Mo. LIBOR + 5.25% (b) (d)...........     7.64%       11/15/38         1,338,878
                Morgan Stanley Capital I Trust
    28,223,426     Series 2018-H4, Class XA, IO (a).................................     1.00%       12/15/51         1,107,620
     1,050,000     Series 2018-MP, Class A (a) (b)..................................     4.42%       07/11/40           980,535
                MSCG Trust
     1,645,000     Series 2018-SELF, Class E, 1 Mo. LIBOR + 2.15% (b) (d)...........     4.54%       10/15/37         1,579,128
                One Bryant Park Trust
     2,800,000     Series 2019-OBP, Class A (b).....................................     2.52%       09/15/54         2,410,927
                Ready Capital Mortgage Financing LLC
     1,100,000     Series 2020-FL4, Class AS, 1 Mo. LIBOR + 3.10% (b) (d)...........     5.54%       02/25/35         1,098,650
                SFAVE Commercial Mortgage Securities Trust
       545,000     Series 2015-5AVE, Class C (a) (b)................................     4.53%       01/05/43           380,807
                SMRT
     2,730,000     Series 2022-MINI, Class F, 1 Mo. CME Term SOFR +
                      3.35% (b) (d).................................................     5.66%       01/15/39         2,528,677
                STWD Mortgage Trust
     1,550,000     Series 2021-LIH, Class AS, 1 Mo. LIBOR + 1.26% (b) (d)...........     3.65%       11/15/36         1,488,331


                        See Notes to Financial Statements                Page 57


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
                UBS Commercial Mortgage Trust
$   60,819,894     Series 2017-C4, Class XA, IO (a).................................     1.16%       10/15/50    $    2,510,846
                VMC Finance LLC
       779,000     Series 2021-FL4, Class B, 1 Mo. LIBOR + 1.80% (b) (d)............     4.18%       06/16/36           755,630
     3,000,000     Series 2021-HT1, Class B, 1 Mo. LIBOR + 4.50% (b) (d)............     6.88%       01/18/37         2,881,537
                Wells Fargo Commercial Mortgage Trust
    34,138,282     Series 2016-C35, Class XA, IO (a)................................     2.04%       07/15/48         1,869,290
     2,704,000     Series 2019-JWDR, Class E (a) (b)................................     3.99%       09/15/31         2,358,730
                                                                                                                 --------------
                                                                                                                    121,846,515
                                                                                                                 --------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................     335,553,101
                (Cost $348,659,172)                                                                              --------------

CORPORATE BONDS AND NOTES -- 22.0%

                ADVERTISING -- 0.1%
     1,525,000  National CineMedia LLC (b)..........................................     5.88%       04/15/28         1,067,996
                                                                                                                 --------------

                AEROSPACE/DEFENSE -- 0.1%
       635,000  Boeing (The) Co.....................................................     1.43%       02/04/24           609,251
     1,350,000  TransDigm, Inc......................................................     5.50%       11/15/27         1,216,640
                                                                                                                 --------------
                                                                                                                      1,825,891
                                                                                                                 --------------

                AGRICULTURE -- 0.4%
        30,000  BAT Capital Corp....................................................     2.73%       03/25/31            24,049
     1,250,000  BAT Capital Corp....................................................     4.54%       08/15/47           916,436
     3,555,000  BAT Capital Corp....................................................     5.65%       03/16/52         3,029,820
       645,000  Reynolds American, Inc..............................................     5.85%       08/15/45           555,505
                                                                                                                 --------------
                                                                                                                      4,525,810
                                                                                                                 --------------

                AIRLINES -- 0.1%
       300,146  American Airlines Pass-Through Trust, Series 2014-1, Class A........     3.70%       10/01/26           257,354
       541,107  JetBlue Pass-Through Trust, Series 2020-1, Class A..................     4.00%       11/15/32           494,019
       452,331  United Airlines Pass-Through Trust, Series 2013-1, Class A..........     4.30%       08/15/25           426,042
       106,315  US Airways Pass-Through Trust, Series 2012-1, Class A...............     5.90%       10/01/24           104,294
                                                                                                                 --------------
                                                                                                                      1,281,709
                                                                                                                 --------------

                BANKS -- 4.9%
     3,000,000  Bank of America Corp. (f)...........................................     3.00%       12/20/23         2,989,457
       300,000  Bank of America Corp. (f)...........................................     2.69%       04/22/32           249,855
     3,510,000  Bank of America Corp. (f)...........................................     2.30%       07/21/32         2,820,982
     1,500,000  Bank of America Corp. (f)...........................................     2.57%       10/20/32         1,230,468
       765,000  Bank of America Corp. (f)...........................................     2.97%       02/04/33           645,031
       570,000  Bank of America Corp., Series RR (f)................................     4.38%          (g)             489,955
       750,000  Bank of America Corp., Medium-Term Note (f).........................     2.02%       02/13/26           703,918
     2,665,000  Bank of America Corp., Medium-Term Note (f).........................     1.32%       06/19/26         2,427,022
       390,000  Bank of America Corp., Medium-Term Note (f).........................     3.82%       01/20/28           374,116
       815,000  Bank of America Corp., Medium-Term Note (f).........................     2.09%       06/14/29           694,789
       465,000  Bank of America Corp., Medium-Term Note (f).........................     3.97%       02/07/30           437,496
     2,530,000  Bank of America Corp., Medium-Term Note (f).........................     1.92%       10/24/31         2,007,792
       500,000  Citigroup, Inc. (f).................................................     3.35%       04/24/25           490,498
       520,000  Citigroup, Inc. (f).................................................     3.07%       02/24/28           482,255
       225,000  Citigroup, Inc. (f).................................................     4.08%       04/23/29           214,663
       525,000  Citigroup, Inc. (f).................................................     2.98%       11/05/30           459,326


Page 58                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                BANKS (CONTINUED)
$      315,000  Citigroup, Inc. (f).................................................     2.67%       01/29/31    $      266,567
     1,390,000  Citigroup, Inc. (f).................................................     4.41%       03/31/31         1,327,541
       630,000  Citigroup, Inc. (f).................................................     2.57%       06/03/31           528,468
       520,000  Citigroup, Inc. (f).................................................     2.56%       05/01/32           429,503
     1,540,000  Citigroup, Inc. (f).................................................     2.52%       11/03/32         1,249,179
     3,130,000  Citigroup, Inc. (f).................................................     3.06%       01/25/33         2,654,409
       135,000  Comerica, Inc. (f)..................................................     5.63%          (g)             135,650
     1,615,000  Goldman Sachs Group (The), Inc. (f).................................     0.93%       10/21/24         1,546,815
     3,025,000  Goldman Sachs Group (The), Inc. (f).................................     2.62%       04/22/32         2,498,268
     4,125,000  Goldman Sachs Group (The), Inc. (f).................................     2.65%       10/21/32         3,407,234
     4,530,000  Goldman Sachs Group (The), Inc., Series D (f).......................     2.38%       07/21/32         3,679,665
       130,000  JPMorgan Chase & Co. (f)............................................     0.70%       03/16/24           127,668
     1,110,000  JPMorgan Chase & Co. (f)............................................     0.97%       06/23/25         1,040,806
       355,000  JPMorgan Chase & Co. (f)............................................     2.01%       03/13/26           333,227
     1,660,000  JPMorgan Chase & Co. (f)............................................     1.58%       04/22/27         1,483,743
       780,000  JPMorgan Chase & Co. (f)............................................     1.47%       09/22/27           684,895
       675,000  JPMorgan Chase & Co. (f)............................................     2.95%       02/24/28           627,825
       200,000  JPMorgan Chase & Co. (f)............................................     4.01%       04/23/29           189,792
     3,170,000  JPMorgan Chase & Co. (f)............................................     2.58%       04/22/32         2,627,864
     3,535,000  JPMorgan Chase & Co. (f)............................................     2.55%       11/08/32         2,917,166
       710,000  JPMorgan Chase & Co. (f)............................................     2.96%       01/25/33           605,163
       595,000  JPMorgan Chase & Co., Series KK (f).................................     3.65%          (g)             517,275
       720,000  Morgan Stanley (f)..................................................     2.48%       09/16/36           556,402
     3,710,000  Morgan Stanley (f)..................................................     5.30%       04/20/37         3,559,992
     1,100,000  Morgan Stanley, Global Medium-Term Note (f).........................     0.79%       01/22/25         1,044,214
     2,630,000  Morgan Stanley, Global Medium-Term Note (f).........................     2.24%       07/21/32         2,129,121
       940,000  Morgan Stanley, Medium-Term Note (f)................................     2.51%       10/20/32           772,631
       555,000  US Bancorp (f)......................................................     3.70%          (g)             466,073
     1,485,000  Wells Fargo & Co., Medium-Term Note (f).............................     2.39%       06/02/28         1,333,084
     5,830,000  Wells Fargo & Co., Medium-Term Note (f).............................     3.35%       03/02/33         5,130,430
     1,665,000  Wells Fargo & Co., Medium-Term Note (f).............................     4.90%       07/25/33         1,640,850
       385,000  Wells Fargo & Co., Medium-Term Note (f).............................     5.01%       04/04/51           378,095
                                                                                                                 --------------
                                                                                                                     62,607,238
                                                                                                                 --------------

                BEVERAGES -- 0.2%
       775,000  Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide,
                   Inc..............................................................     4.90%       02/01/46           739,009
       215,000  Anheuser-Busch InBev Worldwide, Inc.................................     4.60%       04/15/48           195,969
     1,335,000  Constellation Brands, Inc...........................................     4.35%       05/09/27         1,333,364
       720,000  Primo Water Holdings, Inc. (b)......................................     4.38%       04/30/29           616,695
                                                                                                                 --------------
                                                                                                                      2,885,037
                                                                                                                 --------------

                BIOTECHNOLOGY -- 0.1%
     1,000,000  Illumina, Inc.......................................................     2.55%       03/23/31           824,147
                                                                                                                 --------------

                CHEMICALS -- 0.2%
       475,000  International Flavors & Fragrances, Inc. (b)........................     1.23%       10/01/25           427,801
       175,000  Unifrax Escrow Issuer Corp. (b).....................................     5.25%       09/30/28           140,645
       625,000  Unifrax Escrow Issuer Corp. (b).....................................     7.50%       09/30/29           458,098
     1,350,000  Valvoline, Inc. (b).................................................     4.25%       02/15/30         1,317,870
                                                                                                                 --------------
                                                                                                                      2,344,414
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 59


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                COMMERCIAL SERVICES -- 0.6%
$      436,000  Adtalem Global Education, Inc. (b)..................................     5.50%       03/01/28    $      414,793
       375,000  Carriage Services, Inc. (b).........................................     4.25%       05/15/29           315,936
       520,000  Global Payments, Inc................................................     5.40%       08/15/32           511,498
       293,000  Global Payments, Inc................................................     5.95%       08/15/52           284,446
     2,015,000  Hertz (The) Corp. (b)...............................................     5.00%       12/01/29         1,624,433
     1,475,000  Prime Security Services Borrower LLC / Prime Finance, Inc. (b)......     3.38%       08/31/27         1,271,244
     1,250,000  Rent-A-Center, Inc. (b).............................................     6.38%       02/15/29         1,056,100
       215,000  S&P Global, Inc. (b)................................................     4.75%       08/01/28           220,907
       535,000  S&P Global, Inc. (b)................................................     2.90%       03/01/32           476,307
        61,000  Service Corp. International.........................................     4.63%       12/15/27            57,352
     1,250,000  WASH Multifamily Acquisition, Inc. (b)..............................     5.75%       04/15/26         1,206,606
                                                                                                                 --------------
                                                                                                                      7,439,622
                                                                                                                 --------------

                COMPUTERS -- 0.1%
     1,875,000  NCR Corp. (b).......................................................     5.13%       04/15/29         1,753,500
                                                                                                                 --------------

                COSMETICS/PERSONAL CARE -- 0.1%
     1,300,000  Edgewell Personal Care Co. (b)......................................     5.50%       06/01/28         1,202,090
                                                                                                                 --------------

                DIVERSIFIED FINANCIAL SERVICES -- 0.6%
       570,000  Air Lease Corp......................................................     3.88%       07/03/23           568,393
     1,390,000  Air Lease Corp......................................................     2.20%       01/15/27         1,223,381
       300,000  Air Lease Corp., Medium-Term Note...................................     2.88%       01/15/26           277,255
       605,000  American Express Co. (f)............................................     3.55%          (g)             521,661
     1,505,000  Capital One Financial Corp. (f).....................................     1.88%       11/02/27         1,329,144
     1,735,000  Charles Schwab (The) Corp...........................................     1.95%       12/01/31         1,419,696
       540,000  Charles Schwab (The) Corp. (f)......................................     5.00%          (g)             503,358
     1,505,000  Intercontinental Exchange, Inc......................................     4.60%       03/15/33         1,494,015
                                                                                                                 --------------
                                                                                                                      7,336,903
                                                                                                                 --------------

                ELECTRIC -- 0.9%
        75,000  Alliant Energy Finance LLC (b)......................................     3.75%       06/15/23            74,565
     2,045,000  Alliant Energy Finance LLC (b)......................................     3.60%       03/01/32         1,855,138
     1,285,000  American Electric Power Co., Inc....................................     2.03%       03/15/24         1,245,774
       365,000  Appalachian Power Co., Series X.....................................     3.30%       06/01/27           348,032
       540,000  Duke Energy Carolinas LLC...........................................     3.55%       03/15/52           447,351
     1,000,000  Duke Energy Corp....................................................     3.75%       04/15/24           996,220
       600,000  Duke Energy Corp....................................................     3.85%       06/15/34           574,609
       750,000  Duke Energy Corp....................................................     3.75%       09/01/46           593,976
       100,000  Evergy Metro, Inc...................................................     4.20%       06/15/47            89,514
       290,000  Exelon Corp. (b)....................................................     3.35%       03/15/32           261,076
     1,254,000  FirstEnergy Corp., Series C.........................................     3.40%       03/01/50           900,755
       955,000  FirstEnergy Transmission LLC (b)....................................     2.87%       09/15/28           850,264
       750,000  Jersey Central Power & Light Co. (b)................................     4.70%       04/01/24           746,739
       100,000  Metropolitan Edison Co. (b).........................................     3.50%       03/15/23            99,840
       750,000  MidAmerican Energy Co...............................................     3.95%       08/01/47           668,995
       550,000  NextEra Energy Capital Holdings, Inc., 3 Mo. LIBOR +
                   0.27% (d)........................................................     3.25%       02/22/23           548,811
       345,000  NextEra Energy Capital Holdings, Inc................................     0.65%       03/01/23           338,932
       500,000  Pennsylvania Electric Co. (b).......................................     4.15%       04/15/25           487,539
       100,000  Puget Sound Energy, Inc.............................................     4.22%       06/15/48            89,678
       450,000  Southwestern Electric Power Co., Series M...........................     4.10%       09/15/28           436,555
                                                                                                                 --------------
                                                                                                                     11,654,363
                                                                                                                 --------------


Page 60                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                ELECTRICAL COMPONENT & EQUIPMENT -- 0.1%
$    1,122,000  Energizer Holdings, Inc. (b)........................................     4.38%       03/31/29    $      912,652
                                                                                                                 --------------

                ENGINEERING & CONSTRUCTION -- 0.1%
     1,113,000  Artera Services LLC (b).............................................     9.03%       12/04/25           914,574
                                                                                                                 --------------

                ENTERTAINMENT -- 1.0%
     1,000,000  Caesars Entertainment, Inc. (b).....................................     8.13%       07/01/27           985,190
     1,140,000  Caesars Entertainment, Inc. (b).....................................     4.63%       10/15/29           921,969
       515,000  Churchill Downs, Inc. (b)...........................................     5.50%       04/01/27           494,420
       600,000  Cinemark USA, Inc. (b)..............................................     5.25%       07/15/28           485,659
     1,220,000  Everi Holdings, Inc. (b)............................................     5.00%       07/15/29         1,075,372
       600,000  Live Nation Entertainment, Inc. (b).................................     4.75%       10/15/27           546,999
     2,075,000  Penn Entertainment, Inc. (b)........................................     4.13%       07/01/29         1,678,831
       515,000  Warnermedia Holdings, Inc. (b)......................................     4.28%       03/15/32           448,720
     2,715,000  Warnermedia Holdings, Inc. (b)......................................     5.05%       03/15/42         2,244,905
     3,988,000  Warnermedia Holdings, Inc. (b)......................................     5.14%       03/15/52         3,225,297
                                                                                                                 --------------
                                                                                                                     12,107,362
                                                                                                                 --------------

                ENVIRONMENTAL CONTROL -- 0.1%
       200,000  Clean Harbors, Inc. (b).............................................     4.88%       07/15/27           185,746
     1,953,000  Waste Pro USA, Inc. (b).............................................     5.50%       02/15/26         1,753,403
                                                                                                                 --------------
                                                                                                                      1,939,149
                                                                                                                 --------------

                FOOD -- 0.6%
     1,150,000  Chobani LLC / Chobani Finance Corp., Inc. (b).......................     4.63%       11/15/28         1,007,964
       300,000  Kraft Heinz Foods Co................................................     3.75%       04/01/30           279,032
       186,000  Kraft Heinz Foods Co................................................     4.25%       03/01/31           177,699
     1,650,000  Kraft Heinz Foods Co................................................     5.20%       07/15/45         1,558,158
       240,000  Kraft Heinz Foods Co................................................     4.38%       06/01/46           204,797
       765,000  Kraft Heinz Foods Co................................................     4.88%       10/01/49           697,901
        20,000  Pilgrim's Pride Corp. (b)...........................................     5.88%       09/30/27            19,728
       286,000  Pilgrim's Pride Corp. (b)...........................................     4.25%       04/15/31           246,741
     1,200,000  Pilgrim's Pride Corp. (b)...........................................     3.50%       03/01/32           975,648
       661,000  Post Holdings, Inc. (b).............................................     5.75%       03/01/27           646,828
       387,000  Smithfield Foods, Inc. (b)..........................................     5.20%       04/01/29           377,253
     1,500,000  TreeHouse Foods, Inc................................................     4.00%       09/01/28         1,259,865
                                                                                                                 --------------
                                                                                                                      7,451,614
                                                                                                                 --------------

                FOREST PRODUCTS & PAPER -- 0.1%
       755,000  Clearwater Paper Corp. (b)..........................................     4.75%       08/15/28           676,053
                                                                                                                 --------------

                GAS -- 0.0%
       155,000  Southern Co. Gas Capital Corp.......................................     5.88%       03/15/41           162,357
                                                                                                                 --------------

                HEALTHCARE-PRODUCTS -- 0.3%
     1,600,000  Alcon Finance Corp. (b).............................................     3.00%       09/23/29         1,424,723
     1,425,000  DENTSPLY SIRONA, Inc................................................     3.25%       06/01/30         1,177,942
       208,000  Hologic, Inc. (b)...................................................     4.63%       02/01/28           194,228
     1,000,000  PerkinElmer, Inc....................................................     2.25%       09/15/31           798,266
                                                                                                                 --------------
                                                                                                                      3,595,159
                                                                                                                 --------------

                HEALTHCARE-SERVICES -- 1.7%
       635,000  Barnabas Health, Inc., Series 2012..................................     4.00%       07/01/28           614,383
       700,000  Cano Health LLC (b).................................................     6.25%       10/01/28           630,257
       400,000  Catalent Pharma Solutions, Inc. (b).................................     3.13%       02/15/29           332,444


                        See Notes to Financial Statements                Page 61


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                HEALTHCARE-SERVICES (CONTINUED)
$      900,000  Catalent Pharma Solutions, Inc. (b).................................     3.50%       04/01/30    $      742,500
     1,125,000  Centene Corp........................................................     4.25%       12/15/27         1,069,965
     1,778,000  Centene Corp........................................................     2.45%       07/15/28         1,502,090
     1,396,000  Centene Corp........................................................     3.00%       10/15/30         1,166,777
       500,000  Centene Corp........................................................     2.50%       03/01/31           399,690
       250,000  CommonSpirit Health.................................................     3.35%       10/01/29           224,238
       370,000  CommonSpirit Health.................................................     2.78%       10/01/30           311,041
        90,000  HCA, Inc............................................................     5.25%       04/15/25            90,994
       380,000  HCA, Inc............................................................     5.38%       09/01/26           381,524
       360,000  HCA, Inc............................................................     7.05%       12/01/27           386,377
       417,000  HCA, Inc............................................................     4.13%       06/15/29           385,136
     1,300,000  HCA, Inc............................................................     3.50%       09/01/30         1,135,632
     2,068,000  HCA, Inc. (b).......................................................     3.63%       03/15/32         1,794,129
     1,830,000  HCA, Inc............................................................     5.50%       06/15/47         1,697,659
       470,000  HCA, Inc............................................................     5.25%       06/15/49           421,077
     2,445,000  HCA, Inc. (b).......................................................     4.63%       03/15/52         2,034,913
       365,000  HCA, Inc., Medium-Term Note.........................................     7.58%       09/15/25           393,047
       100,000  Humana, Inc.........................................................     3.15%       12/01/22            99,966
       700,000  Molina Healthcare, Inc. (b).........................................     4.38%       06/15/28           646,895
       919,000  Molina Healthcare, Inc. (b).........................................     3.88%       11/15/30           796,906
       325,000  Molina Healthcare, Inc. (b).........................................     3.88%       05/15/32           280,210
     1,350,000  Prime Healthcare Services, Inc. (b).................................     7.25%       11/01/25         1,196,903
        62,000  Tenet Healthcare Corp...............................................     4.63%       07/15/24            60,791
       178,000  Tenet Healthcare Corp. (b)..........................................     4.63%       06/15/28           162,048
       748,000  Tenet Healthcare Corp. (b)..........................................     4.25%       06/01/29           649,182
       850,000  Tenet Healthcare Corp. (b)..........................................     4.38%       01/15/30           743,750
     1,350,000  Universal Health Services, Inc. (b).................................     1.65%       09/01/26         1,168,853
                                                                                                                 --------------
                                                                                                                     21,519,377
                                                                                                                 --------------

                HOUSEHOLD PRODUCTS/WARES -- 0.2%
     1,505,000  Clorox (The) Co.....................................................     1.80%       05/15/30         1,231,410
     2,250,000  Spectrum Brands, Inc. (b)...........................................     5.50%       07/15/30         1,942,268
                                                                                                                 --------------
                                                                                                                      3,173,678
                                                                                                                 --------------

                INSURANCE -- 1.0%
       437,000  Acrisure LLC / Acrisure Finance, Inc. (b)...........................     4.25%       02/15/29           371,341
       700,000  Acrisure LLC / Acrisure Finance, Inc. (b)...........................     6.00%       08/01/29           568,710
     1,250,000  Alliant Holdings Intermediate LLC / Alliant Holdings
                   Co-Issuer (b)....................................................     6.75%       10/15/27         1,137,550
       550,000  AmWINS Group, Inc. (b)..............................................     4.88%       06/30/29           479,411
     1,060,000  Aon Corp. / Aon Global Holdings PLC.................................     3.90%       02/28/52           884,020
     1,115,000  Athene Global Funding (b)...........................................     3.21%       03/08/27         1,015,702
     1,560,000  Athene Global Funding (b)...........................................     1.99%       08/19/28         1,298,015
       675,000  Athene Global Funding (b)...........................................     2.72%       01/07/29           574,945
       975,000  Berkshire Hathaway Finance Corp.....................................     3.85%       03/15/52           844,593
       810,000  Brown & Brown, Inc..................................................     4.95%       03/17/52           725,634
       250,000  Farmers Exchange Capital III (b) (f)................................     5.45%       10/15/54           243,945
       775,000  Farmers Insurance Exchange (b)......................................     8.63%       05/01/24           817,944
       465,000  Farmers Insurance Exchange (b) (f)..................................     4.75%       11/01/57           411,039
       750,000  MassMutual Global Funding II (b)....................................     3.40%       03/08/26           730,424
     1,360,000  Nationwide Mutual Insurance Co., 3 Mo. LIBOR + 2.29% (b) (d)........     4.12%       12/15/24         1,360,308


Page 62                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                INSURANCE (CONTINUED)
$       50,000  Teachers Insurance & Annuity Association of America (b).............     4.27%       05/15/47    $       45,276
       220,000  Teachers Insurance & Annuity Association of America (b).............     3.30%       05/15/50           168,334
     1,260,000  Teachers Insurance & Annuity Association of America (b) (f).........     4.38%       09/15/54         1,226,731
                                                                                                                 --------------
                                                                                                                     12,903,922
                                                                                                                 --------------

                INTERNET -- 0.2%
       600,000  Cogent Communications Group, Inc. (b)...............................     7.00%       06/15/27           574,129
     1,775,000  Netflix, Inc........................................................     5.88%       02/15/25         1,822,960
                                                                                                                 --------------
                                                                                                                      2,397,089
                                                                                                                 --------------

                MACHINERY-DIVERSIFIED -- 0.1%
     2,650,000  OT Merger Corp. (b).................................................     7.88%       10/15/29         1,912,492
                                                                                                                 --------------

                MEDIA -- 0.9%
     1,249,000  Cable One, Inc. (b).................................................     4.00%       11/15/30         1,042,059
     2,250,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...................     4.75%       02/01/32         1,865,183
       295,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     2.30%       02/01/32           225,240
       370,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.38%       05/01/47           314,709
       325,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.75%       04/01/48           290,555
       542,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.13%       07/01/49           441,933
     1,000,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     4.80%       03/01/50           789,914
       690,000  Charter Communications Operating LLC / Charter Communications
                   Operating Capital................................................     5.25%       04/01/53           585,694
       173,000  Cox Communications, Inc. (b)........................................     3.15%       08/15/24           168,139
       680,000  Cox Communications, Inc. (b)........................................     2.60%       06/15/31           568,911
       900,000  Cox Enterprises, Inc. (b)...........................................     7.38%       07/15/27           978,761
        20,000  CSC Holdings LLC (b)................................................     5.38%       02/01/28            18,167
     1,200,000  CSC Holdings LLC (b)................................................     4.50%       11/15/31           942,108
     1,772,000  Diamond Sports Group LLC / Diamond Sports Finance Co. (b)...........     5.38%       08/15/26           338,895
       450,000  Directv Financing LLC / Directv Financing Co-Obligor, Inc. (b)......     5.88%       08/15/27           415,746
     1,205,000  Gray Escrow II, Inc. (b)............................................     5.38%       11/15/31         1,019,900
       816,000  Scripps Escrow II, Inc. (b).........................................     5.38%       01/15/31           668,875
       630,000  Time Warner Cable LLC...............................................     5.88%       11/15/40           566,935
       450,000  Time Warner Cable LLC...............................................     5.50%       09/01/41           388,168
       390,000  Walt Disney (The) Co................................................     4.00%       10/01/23           391,867
                                                                                                                 --------------
                                                                                                                     12,021,759
                                                                                                                 --------------

                OIL & GAS -- 0.1%
     1,118,000  Occidental Petroleum Corp...........................................      (h)        10/10/36           583,154
       800,000  Sunoco L.P. / Sunoco Finance Corp...................................     4.50%       05/15/29           681,442
       196,000  Sunoco L.P. / Sunoco Finance Corp...................................     4.50%       04/30/30           167,507
                                                                                                                 --------------
                                                                                                                      1,432,103
                                                                                                                 --------------

                OIL & GAS SERVICES -- 0.2%
     1,336,000  Archrock Partners L.P. / Archrock Partners Finance Corp. (b)........     6.25%       04/01/28         1,217,878
     1,190,000  USA Compression Partners L.P. / USA Compression Finance
                   Corp.............................................................     6.88%       04/01/26         1,118,088
                                                                                                                 --------------
                                                                                                                      2,335,966
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 63


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                PACKAGING & CONTAINERS -- 0.2%
$       58,000  Ball Corp...........................................................     4.00%       11/15/23    $       57,464
     1,830,000  Berry Global, Inc. (b)..............................................     4.88%       07/15/26         1,784,165
       295,000  Berry Global, Inc...................................................     1.65%       01/15/27           254,179
        58,000  Graphic Packaging International LLC.................................     4.88%       11/15/22            58,069
       728,000  Graphic Packaging International LLC.................................     4.13%       08/15/24           708,861
        20,000  Mauser Packaging Solutions Holding Co. (b)..........................     5.50%       04/15/24            19,387
        60,000  Sealed Air Corp. (b)................................................     5.50%       09/15/25            59,789
                                                                                                                 --------------
                                                                                                                      2,941,914
                                                                                                                 --------------

                PHARMACEUTICALS -- 1.5%
       725,000  180 Medical, Inc. (b)...............................................     3.88%       10/15/29           633,681
     1,495,000  AbbVie, Inc.........................................................     4.55%       03/15/35         1,441,042
     1,158,000  AbbVie, Inc.........................................................     4.50%       05/14/35         1,106,350
       105,000  AbbVie, Inc.........................................................     4.05%       11/21/39            92,956
       200,000  AbbVie, Inc.........................................................     4.45%       05/14/46           180,644
       375,000  AbbVie, Inc.........................................................     4.25%       11/21/49           330,071
       810,000  Bayer US Finance II LLC (b).........................................     2.85%       04/15/25           767,886
       180,000  Bayer US Finance II LLC (b).........................................     4.25%       12/15/25           177,263
       880,000  Bayer US Finance II LLC (b).........................................     4.38%       12/15/28           848,265
       265,000  Bayer US Finance II LLC (b).........................................     4.63%       06/25/38           237,172
     1,960,000  Bayer US Finance II LLC (b).........................................     4.40%       07/15/44         1,604,483
       400,000  Bayer US Finance II LLC (b).........................................     4.88%       06/25/48           364,208
     1,495,000  Becton Dickinson and Co.............................................     2.82%       05/20/30         1,323,678
       330,000  Cigna Corp..........................................................     4.38%       10/15/28           325,850
       400,000  Cigna Corp..........................................................     4.90%       12/15/48           382,439
       950,000  CVS Health Corp.....................................................     2.75%       12/01/22           950,000
     2,280,000  CVS Health Corp.....................................................     5.05%       03/25/48         2,203,637
     1,950,000  Embecta Corp. (b)...................................................     5.00%       02/15/30         1,713,777
     2,005,000  Option Care Health, Inc. (b)........................................     4.38%       10/31/29         1,766,375
     1,431,000  Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (b).............     5.13%       04/30/31         1,253,928
     1,350,000  Prestige Brands, Inc. (b)...........................................     3.75%       04/01/31         1,082,248
                                                                                                                 --------------
                                                                                                                     18,785,953
                                                                                                                 --------------

                PIPELINES -- 0.7%
        50,000  Energy Transfer L.P.................................................     4.00%       10/01/27            47,643
     1,535,000  Energy Transfer L.P.................................................     5.40%       10/01/47         1,374,461
       470,000  Energy Transfer L.P.................................................     5.00%       05/15/50           404,977
       594,000  Energy Transfer L.P., Series B (f)..................................     6.63%          (g)             481,682
       115,000  Enterprise Products Operating LLC...................................     5.10%       02/15/45           110,319
       765,000  Global Partners L.P. / GLP Finance Corp.............................     6.88%       01/15/29           701,176
       250,000  Kinder Morgan, Inc..................................................     5.55%       06/01/45           244,430
       607,000  NGL Energy Operating LLC / NGL Energy Finance Corp. (b).............     7.50%       02/01/26           549,538
       845,000  Plains All American Pipeline L.P. / PAA Finance Corp................     3.55%       12/15/29           742,265
       350,000  Rockies Express Pipeline LLC (b)....................................     4.95%       07/15/29           316,025
       100,000  Rockies Express Pipeline LLC (b)....................................     6.88%       04/15/40            83,454
       598,788  Ruby Pipeline LLC (i) (j) (k).......................................     8.00%       04/01/22           502,982
     1,275,000  Sabine Pass Liquefaction LLC........................................     4.50%       05/15/30         1,222,019
     1,274,000  TransMontaigne Partners L.P. / TLP Finance Corp.....................     6.13%       02/15/26         1,099,557
     1,705,000  Venture Global Calcasieu Pass LLC (b)...............................     4.13%       08/15/31         1,482,861
                                                                                                                 --------------
                                                                                                                      9,363,389
                                                                                                                 --------------


Page 64                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                REAL ESTATE INVESTMENT TRUSTS -- 1.6%
$       75,000  Alexandria Real Estate Equities, Inc., Class E......................     3.45%       04/30/25    $       73,911
     1,310,000  American Assets Trust LP............................................     3.38%       02/01/31         1,108,524
        75,000  American Campus Communities Operating Partnership L.P...............     3.75%       04/15/23            75,090
     2,235,000  American Homes 4 Rent L.P...........................................     3.63%       04/15/32         1,956,386
       250,000  Boston Properties L.P...............................................     2.75%       10/01/26           233,291
       200,000  Boston Properties L.P...............................................     3.40%       06/21/29           179,422
       550,000  Camden Property Trust...............................................     2.95%       12/15/22           549,521
       500,000  CubeSmart L.P.......................................................     4.38%       02/15/29           482,782
       200,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       11/01/23           198,409
     3,625,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.38%       04/15/26         3,566,828
       175,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.75%       06/01/28           173,815
       185,000  GLP Capital L.P. / GLP Financing II, Inc............................     5.30%       01/15/29           179,107
       555,000  GLP Capital L.P. / GLP Financing II, Inc............................     4.00%       01/15/30           487,140
       490,000  Healthcare Realty Holdings L.P......................................     3.63%       01/15/28           450,858
       595,000  Healthcare Realty Holdings L.P......................................     3.10%       02/15/30           514,637
     1,597,000  Healthcare Realty Holdings L.P......................................     2.40%       03/15/30         1,273,036
       870,000  Healthcare Realty Holdings L.P......................................     2.00%       03/15/31           679,959
       500,000  Hudson Pacific Properties L.P.......................................     3.95%       11/01/27           470,014
       175,000  Hudson Pacific Properties L.P.......................................     4.65%       04/01/29           164,820
       310,000  Invitation Homes Operating Partnership L.P..........................     2.30%       11/15/28           259,656
     1,350,000  Iron Mountain Information Management Services, Inc. (b).............     5.00%       07/15/32         1,122,734
       200,000  Iron Mountain, Inc. (b).............................................     4.50%       02/15/31           166,397
       400,000  Kilroy Realty L.P...................................................     3.45%       12/15/24           391,335
       400,000  Kilroy Realty L.P...................................................     4.38%       10/01/25           395,380
       505,000  LXP Industrial Trust................................................     2.70%       09/15/30           409,356
       250,000  National Retail Properties, Inc.....................................     3.90%       06/15/24           247,835
       325,000  SL Green Operating Partnership L.P..................................     3.25%       10/15/22           324,373
       250,000  Ventas Realty L.P...................................................     2.65%       01/15/25           239,492
        80,000  VICI Properties L.P.................................................     4.95%       02/15/30            76,924
     1,250,000  VICI Properties L.P.................................................     5.13%       05/15/32         1,188,437
       503,000  VICI Properties L.P.................................................     5.63%       05/15/52           466,048
       117,000  VICI Properties L.P. / VICI Note Co., Inc. (b)......................     5.63%       05/01/24           118,699
       399,000  VICI Properties L.P. / VICI Note Co., Inc. (b)......................     4.63%       06/15/25           386,784
       290,000  VICI Properties L.P. / VICI Note Co., Inc. (b)......................     4.50%       09/01/26           273,641
       210,000  VICI Properties L.P. / VICI Note Co., Inc. (b)......................     5.75%       02/01/27           207,039
        85,000  VICI Properties L.P. / VICI Note Co., Inc. (b)......................     3.75%       02/15/27            77,074
       220,000  VICI Properties L.P. / VICI Note Co., Inc. (b)......................     4.50%       01/15/28           204,324
       440,000  VICI Properties L.P. / VICI Note Co., Inc. (b)......................     3.88%       02/15/29           391,931
                                                                                                                 --------------
                                                                                                                     19,765,009
                                                                                                                 --------------

                RETAIL -- 0.5%
     1,260,000  Bloomin' Brands, Inc. / OSI Restaurant Partners LLC (b).............     5.13%       04/15/29         1,095,151
     1,817,000  Fertitta Entertainment LLC / Fertitta Entertainment Finance Co.,
                   Inc. (b).........................................................     6.75%       01/15/30         1,484,853
       788,000  FirstCash, Inc. (b).................................................     5.63%       01/01/30           706,308
     2,170,000  Michaels (The) Cos., Inc. (b).......................................     7.88%       05/01/29         1,446,359
     1,400,000  Papa John's International, Inc. (b).................................     3.88%       09/15/29         1,198,876
                                                                                                                 --------------
                                                                                                                      5,931,547
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 65


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

                SEMICONDUCTORS -- 0.1%
$       75,000  Broadcom, Inc.......................................................     3.63%       10/15/24    $       74,183
       295,000  Broadcom, Inc.......................................................     4.30%       11/15/32           267,560
       660,000  Broadcom, Inc. (b)..................................................     3.42%       04/15/33           546,491
       415,000  Intel Corp..........................................................     3.73%       12/08/47           339,720
                                                                                                                 --------------
                                                                                                                      1,227,954
                                                                                                                 --------------

                SOFTWARE -- 0.3%
       225,000  Central Parent, Inc. / CDK Global, Inc. (b).........................     7.25%       06/15/29           215,732
       960,000  Oracle Corp.........................................................     2.88%       03/25/31           798,689
     1,755,000  Oracle Corp.........................................................     3.80%       11/15/37         1,376,103
     1,640,000  Oracle Corp.........................................................     4.00%       11/15/47         1,196,243
                                                                                                                 --------------
                                                                                                                      3,586,767
                                                                                                                 --------------

                TELECOMMUNICATIONS -- 2.0%
       775,000  AT&T, Inc...........................................................     2.55%       12/01/33           620,152
     2,150,000  AT&T, Inc...........................................................     4.50%       05/15/35         2,028,363
       200,000  AT&T, Inc...........................................................     5.25%       03/01/37           201,281
       594,000  AT&T, Inc...........................................................     4.85%       03/01/39           558,051
       750,000  AT&T, Inc...........................................................     4.30%       12/15/42           653,308
       605,000  AT&T, Inc...........................................................     4.75%       05/15/46           563,749
     2,720,000  AT&T, Inc...........................................................     3.80%       12/01/57         2,070,177
     1,249,000  CommScope, Inc. (b).................................................     6.00%       03/01/26         1,181,929
       456,000  Frontier Communications Holdings LLC (b)............................     5.00%       05/01/28           400,245
       592,000  Level 3 Financing, Inc. (b).........................................     4.63%       09/15/27           523,882
     1,400,000  Level 3 Financing, Inc. (b).........................................     4.25%       07/01/28         1,165,465
     1,515,000  Level 3 Financing, Inc. (b).........................................     3.63%       01/15/29         1,218,181
       300,000  Level 3 Financing, Inc. (b).........................................     3.75%       07/15/29           241,410
     1,070,000  Level 3 Financing, Inc. (b).........................................     3.88%       11/15/29           909,404
       400,000  Lumen Technologies Inc (b)..........................................     4.00%       02/15/27           348,436
     1,800,000  Lumen Technologies, Inc. (b)........................................     5.38%       06/15/29         1,405,584
       342,000  Qwest Corp..........................................................     7.25%       09/15/25           354,674
       335,000  SES GLOBAL Americas Holdings, Inc. (b)..............................     5.30%       03/25/44           287,354
       542,000  Sprint Corp.........................................................     7.88%       09/15/23           559,639
     3,327,500  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (b).........................................     4.74%       03/20/25         3,342,155
       280,000  Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint
                   Spectrum Co. III LLC (b).........................................     5.15%       03/20/28           282,266
     1,075,000  T-Mobile USA, Inc...................................................     2.25%       02/15/26           989,806
        74,000  T-Mobile USA, Inc...................................................     4.75%       02/01/28            72,481
     1,000,000  T-Mobile USA, Inc...................................................     2.63%       02/15/29           863,704
     1,445,000  T-Mobile USA, Inc...................................................     3.88%       04/15/30         1,341,716
       700,000  T-Mobile USA, Inc...................................................     2.55%       02/15/31           583,309
     2,000,000  T-Mobile USA, Inc...................................................     3.50%       04/15/31         1,774,668
       250,000  T-Mobile USA, Inc...................................................     4.38%       04/15/40           221,674
     1,215,000  Zayo Group Holdings, Inc. (b).......................................     4.00%       03/01/27         1,037,385
                                                                                                                 --------------
                                                                                                                     25,800,448
                                                                                                                 --------------
                TOTAL CORPORATE BONDS AND NOTES................................................................     279,607,007
                (Cost $307,387,635)                                                                              --------------


Page 66                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES -- 17.5%

                321 Henderson Receivables LLC
$      265,636     Series 2013-2A, Class A (b)......................................     4.21%       03/15/62    $      253,603
                ABFC Trust
        71,614     Series 2007-NC1, Class A2, 1 Mo. LIBOR + 0.30% (b) (d)...........     2.74%       05/25/37            66,907
       992,713     Series 2007-WMC1, Class A1A, 1 Mo. LIBOR + 1.25% (d).............     3.69%       06/25/37           741,712
                ACE Securities Corp. Home Equity Loan Trust
     3,421,008     Series 2006-ASP6, Class A2C, 1 Mo. LIBOR + 0.32% (d).............     2.76%       12/25/36         1,329,328
       820,882     Series 2006-HE3, Class A2C, 1 Mo. LIBOR + 0.30% (d)..............     2.74%       06/25/36           635,061
     2,174,796     Series 2007-HE1, Class A1, 1 Mo. LIBOR + 0.30% (d)...............     2.74%       01/25/37         1,289,191
     2,998,233     Series 2007-WM2, Class A1, 1 Mo. LIBOR + 0.21% (d)...............     2.65%       02/25/37         1,465,962
                AFN ABSPROP001 LLC
     3,670,912     Series 2019-1A, Class A1 (b).....................................     3.78%       05/20/49         3,538,509
                AGL CLO Ltd.
     3,600,000     Series 2021-12A, Class A1, 3 Mo. LIBOR + 1.16% (b) (d)...........     3.87%       07/20/34         3,527,646
                AIG CLO Ltd.
     1,600,000     Series 2018-1A, Class BR, 3 Mo. LIBOR + 1.70% (b) (d)............     4.41%       04/20/32         1,552,386
                Aimco CLO Ltd.
     2,600,000     Series 2015-AA, Class BR2, 3 Mo. LIBOR + 1.60% (b) (d)...........     4.34%       10/17/34         2,487,508
     2,100,000     Series 2020-11A, Class AR, 3 Mo. LIBOR + 1.13% (b) (d)...........     3.87%       10/17/34         2,050,789
                Ameriquest Mortgage Securities, Inc., Asset Backed Pass-Through
                  Certificates
       419,898     Series 2002-AR1, Class M1, 1 Mo. LIBOR + 1.07% (d)...............     3.33%       09/25/32           437,575
                AMMC CLO Ltd.
     2,500,000     Series 2021-24A, Class B, 3 Mo. LIBOR + 1.75% (b) (d)............     4.46%       01/20/35         2,396,898
                Apidos CLO XXXVII
     1,625,000     Series 2021-37A, Class B, 3 Mo. LIBOR + 1.60% (b) (d)............     4.36%       10/22/34         1,556,918
                Arbor Realty Commercial Real Estate Notes Ltd.
     2,000,000     Series 2021-FL1, Class E, 1 Mo. LIBOR + 3.40% (b) (d)............     5.79%       12/15/35         1,970,549
                Ares LXII CLO Ltd.
     2,000,000     Series 2021-62A, Class B, 3 Mo. LIBOR + 1.65% (b) (d)............     4.43%       01/25/34         1,899,348
                Argent Securities Trust
     1,278,137     Series 2006-W2, Class A2B, 1 Mo. LIBOR + 0.38% (d)...............     2.82%       03/25/36           743,559
                Argent Securities, Inc., Asset-Backed Pass-Through Certificates
       127,756     Series 2005-W3, Class M1, 1 Mo. LIBOR + 0.66% (d)................     3.10%       11/25/35           125,288
     2,200,000     Series 2005-W3, Class M2, 1 Mo. LIBOR + 0.69% (d)................     3.13%       11/25/35         1,880,108
                BCMSC Trust
     2,369,065     Series 2000-A, Class A5..........................................     8.32%       06/15/30           407,230
                BlueMountain CLO XXXI Ltd
     2,500,000     Series 2021-31A, Class B, 3 Mo. LIBOR + 1.70% (b) (d)............     4.44%       04/19/34         2,402,764
                BNC Mortgage Loan Trust
     1,156,171     Series 2006-2, Class A4, 1 Mo. LIBOR + 0.32% (d).................     2.76%       11/25/36         1,125,475
                CAL Funding IV Ltd.
     1,484,986     Series 2020-1A, Class A (b)......................................     2.22%       09/25/45         1,327,467
                Carvana Auto Receivables Trust
         5,450     Series 2020-P1, Class R (b)......................................      (h)        09/08/27         1,014,526
         3,300     Series 2021-N2, Class R (b)......................................      (h)        03/10/28         1,094,215
         2,800     Series 2021-P4, Class R (b)......................................      (h)        09/11/28         1,256,003
        19,300     Series 2022-N1, Class R (b)......................................      (h)        12/11/28         3,373,152
         2,500     Series 2022-P2, Class R (b)......................................      (h)        05/10/28           966,826
        17,100     Series 2022-P2, Class R (b)......................................      (h)        05/10/29         2,954,914


                        See Notes to Financial Statements                Page 67


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                C-BASS TRUST
$    2,728,301     Series 2007-CB1, Class AF2, steps up to 6.22% after Redemption
                      Date (c)......................................................     3.12%       01/25/37    $      970,193
     2,702,477     Series 2007-CB1, Class AF3, steps up to 6.24% after Redemption
                      Date (c)......................................................     3.12%       01/25/37           960,973
                Cedar Funding XIV CLO Ltd.
     1,850,000     Series 2021-14A, Class A, 3 Mo. LIBOR + 1.10% (b) (d)............     3.61%       07/15/33         1,824,063
                CF Hippolyta Issuer LLC
     3,743,688     Series 2020-1, Class A1 (b)......................................     1.69%       07/15/60         3,406,088
                Chase Auto Owner Trust
        10,000     Series 2022-AA, Class R1 (b) (l).................................      (h)        06/25/30         1,725,000
                CIT Education Loan Trust
     3,177,944     Series 2005-1, Class A4, 3 Mo. LIBOR + 0.16% (d).................     1.99%       12/15/33         3,007,448
                Citigroup Mortgage Loan Trust
     2,806,377     Series 2006-HE3, Class A2B, 1 Mo. LIBOR + 0.20% (d)..............     2.64%       12/25/36         2,087,646
                Citigroup Mortgage Loan Trust, Inc.
       319,496     Series 2007-WFH3, Class M1, 1 Mo. LIBOR + 0.39% (d)..............     2.83%       06/25/37           313,987
                CMFT Net Lease Master Issuer LLC
     2,872,645     Series 2021-1, Class A1 (b)......................................     2.09%       07/20/51         2,482,403
                Cologix Data Centers US Issuer LLC
     1,960,000     Series 2021-1A, Class A2 (b).....................................     3.30%       12/26/51         1,814,361
                Conseco Finance Corp.
     1,881,595     Series 1999-3, Class A8..........................................     7.06%       02/01/31         1,729,086
                CoreVest American Finance Trust
     1,037,196     Series 2020-1, Class XA, IO (a) (b)..............................     2.77%       03/15/50            74,009
       932,419     Series 2020-3, Class XA, IO (a) (b)..............................     3.84%       08/15/53            80,958
     1,250,000     Series 2020-3, Class XB, IO (a) (b)..............................     2.78%       08/15/53           166,081
     1,640,000     Series 2020-4, Class B (b).......................................     1.71%       12/15/52         1,450,212
                Credit-Based Asset Servicing & Securitization LLC
       880,794     Series 2006-MH1, Class B1 (b)....................................     6.25%       10/25/36           847,305
                CWABS Asset-Backed Certificates Trust
     1,950,000     Series 2005-17, Class MV2, 1 Mo. LIBOR + 0.72% (d)...............     3.16%       05/25/36         1,885,853
        32,904     Series 2006-6, Class 1A1, 1 Mo. LIBOR + 0.34% (d)................     2.78%       09/25/36            32,898
                DataBank Issuer
     2,245,000     Series 2021-1A, Class A2 (b).....................................     2.06%       02/27/51         2,003,739
                Dryden CLO Ltd.
       625,000     Series 2019-72A, Class BR, 3 Mo. LIBOR + 1.65% (b) (d)...........     4.56%       05/15/32           603,734
                Eaton Vance CLO Ltd.
     1,800,000     Series 2019-1A, Class AR, 3 Mo. LIBOR + 1.10% (b) (d)............     3.61%       04/15/31         1,773,865
     1,750,000     Series 2020-1A, Class AR, 3 Mo. LIBOR + 1.17% (b) (d)............     3.68%       10/15/34         1,717,912
                ECMC Group Student Loan Trust
     1,703,961     Series 2017-2A, Class A, 1 Mo. LIBOR + 1.05% (b) (d).............     3.49%       05/25/67         1,679,729
     1,556,529     Series 2021-1A, Class A1B, 1 Mo. LIBOR + 0.57% (b) (d)...........     3.01%       11/25/70         1,511,890
                Elmwood CLO VI Ltd.
     2,600,000     Series 2020-3A, Class BR, 3 Mo. LIBOR + 1.65% (b) (d)............     4.36%       10/20/34         2,490,216
                EquiFirst Mortgage Loan Trust
         5,930     Series 2005-1, Class M3, 1 Mo. LIBOR + 0.72% (d).................     3.16%       04/25/35             5,929
                First Franklin Mortgage Loan Trust
        62,233     Series 2006-FF11, Class 2A3, 1 Mo. LIBOR + 0.30% (d).............     2.74%       08/25/36            58,394
                FirstKey Homes Trust
     4,760,000     Series 2020-SFR1, Class B (b)....................................     1.74%       08/17/37         4,415,173


Page 68                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Flatiron CLO Ltd.
$    1,000,000     Series 2021-1A, Class B, 3 Mo. LIBOR + 1.60% (b) (d).............     4.34%       07/19/34    $      958,169
                Fremont Home Loan Trust
        31,961     Series 2005-D, Class 2A4, 1 Mo. LIBOR + 0.68% (d)................     3.12%       11/25/35            31,533
                GCI Funding I LLC
     1,452,028     Series 2021-1, Class A (b).......................................     2.38%       06/18/46         1,289,678
                Goldentree Loan Management US CLO Ltd.
     1,200,000     Series 2019-4A, Class AR, 3 Mo. LIBOR + 1.11% (b) (d)............     3.89%       04/24/31         1,183,882
                Golub Capital Partners CLO L.P.
     1,575,000     Series 2021-54A, Class A, 3 Mo. LIBOR + 1.53% (b) (d)............     4.36%       08/05/33         1,537,652
                GSAA Home Equity Trust
     3,455,000     Series 2005-4, Class M2, 1 Mo. LIBOR + 1.05% (d).................     3.49%       03/25/35         3,396,862
       243,351     Series 2007-8, Class A3, 1 Mo. LIBOR + 0.90% (d).................     3.34%       08/25/37           244,521
                GSAMP Trust
       858,075     Series 2006-HE4, Class A2D, 1 Mo. LIBOR + 0.52% (d)..............     2.96%       06/25/36           831,475
     1,149,701     Series 2007-FM2, Class A1, 1 Mo. LIBOR + 0.14% (d)...............     2.58%       01/25/37           730,717
                HPS Loan Management Ltd.
     1,225,000     Series 10A-16, Class A1RR, 3 Mo. LIBOR + 1.14% (b) (d)...........     3.85%       04/20/34         1,197,438
     2,700,000     Series 2021-16A, Class B, 3 Mo. LIBOR + 1.70% (b) (d)............     4.48%       01/23/35         2,574,360
                HSI Asset Securitization Corp Trust
     5,863,522     Series 2007-OPT1, Class 1A, 1 Mo. LIBOR + 0.14% (d)..............     2.58%       12/25/36         5,252,208
                Invitation Homes Trust
     1,128,116     Series 2018-SFR4, Class A, 1 Mo. LIBOR + 1.10% (b) (d)...........     3.48%       01/17/38         1,123,082
                JP Morgan Mortgage Acquisition Trust
       674,607     Series 2006-CH2, Class AF6, steps up to 6.04% after Redemption
                      Date (c)......................................................     5.54%       10/25/36           451,551
       603,765     Series 2006-WF1, Class A5........................................     6.91%       07/25/36           206,770
       937,309     Series 2007-CH2, Class AF6, steps up to 6.05% after Redemption
                      Date (c)......................................................     4.43%       01/25/37           570,855
                Lehman XS Trust
     1,305,150     Series 2006-15, Class A4, 1 Mo. LIBOR + 0.34% (d)................     2.78%       10/25/36         1,232,334
     3,667,560     Series 2006-19, Class A3, 1 Mo. LIBOR + 0.50% (d)................     2.94%       12/25/36         3,214,683
     1,911,234     Series 2007-11, Class A3, 1 Mo. LIBOR + 0.52% (d)................     2.96%       02/25/47         1,764,668
                Long Beach Mortgage Loan Trust
     2,280,318     Series 2006-8, Class 2A3, 1 Mo. LIBOR + 0.32% (d)................     2.76%       09/25/36           734,970
    13,445,164     Series 2006-10, Class 2A3, 1 Mo. LIBOR + 0.16% (d)...............     2.60%       11/25/36         4,852,496
                Magnetite XXI Ltd
     2,000,000     Series 2019-21A, Class BR, 3 Mo. LIBOR + 1.35% (b) (d)...........     4.06%       04/20/34         1,887,752
                Mastr Asset Backed Securities Trust
       121,780     Series 2006-HE5, Class A3, 1 Mo. LIBOR + 0.16% (d)...............     2.60%       11/25/36            77,328
     1,652,478     Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.22% (d)...............     2.66%       08/25/36           714,856
                Merrill Lynch First Franklin Mortgage Loan Trust
     1,755,461     Series 2007-1, Class A1, 1 Mo. LIBOR + 0.28% (d).................     2.72%       04/25/37           870,770
     3,209,945     Series 2007-5, Class 1A, 1 Mo. LIBOR + 0.85% (d).................     3.29%       10/25/37         2,191,338
                Merrill Lynch Mortgage Investors Trust
     2,958,877     Series 2006-HE6, Class A2C, 1 Mo. LIBOR + 0.46% (d)..............     2.90%       11/25/37         1,219,397
                Morgan Stanley ABS Capital I, Inc. Trust
     1,875,720     Series 2006-HE8, Class A2B, 1 Mo. LIBOR + 0.10% (d)..............     2.54%       10/25/36           946,479
     1,816,052     Series 2006-HE8, Class A2C, 1 Mo. LIBOR + 0.14% (d)..............     2.58%       10/25/36           918,431
     4,657,672     Series 2007-HE2, Class A2B, 1 Mo. LIBOR + 0.09% (d)..............     2.53%       01/25/37         2,440,850
     1,297,995     Series 2007-HE4, Class A2B, 1 Mo. LIBOR + 0.18% (d)..............     2.62%       02/25/37           448,551
     1,823,309     Series 2007-NC3, Class A2D, 1 Mo. LIBOR + 0.26% (d)..............     2.70%       05/25/37         1,420,737


                        See Notes to Financial Statements                Page 69


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Navient Student Loan Trust
$       23,855     Series 2014-1, Class A3, 1 Mo. LIBOR + 0.51% (d).................     2.95%       06/25/31    $       23,010
     2,499,977     Series 2016-2A, Class A3, 1 Mo. LIBOR + 1.50% (b) (d)............     3.94%       06/25/65         2,495,518
     4,269,000     Series 2018-2A, Class A3, 1 Mo. LIBOR + 0.75% (b) (d)............     3.19%       03/25/67         4,165,357
     2,500,000     Series 2019-3A, Class B, 1 Mo. LIBOR + 1.55% (b) (d).............     3.99%       07/25/68         2,384,248
                Neuberger Berman Loan Advisers CLO Ltd.
     1,300,000     Series 2021-43A, Class A, 3 Mo. LIBOR + 1.13% (b) (d)............     3.87%       07/17/35         1,278,056
                NovaStar Mortgage Funding Trust
       615,841     Series 2007-2, Class A1A, 1 Mo. LIBOR + 0.20% (d)................     2.64%       09/25/37           595,658
                OCP CLO Ltd.
     1,500,000     Series 2021-21A, Class B, 3 Mo. LIBOR + 1.70% (b) (d)............     4.41%       07/20/34         1,454,578
                Octagon Investment Partners 46 Ltd.
     2,100,000     Series 2020-2A, Class AR, 3 Mo. LIBOR + 1.16% (b) (d)............     3.67%       07/15/36         2,061,968
                OHA Credit Funding Ltd.
     2,000,000     Series 2019-3A, Class AR, 3 Mo. LIBOR + 1.14% (b) (d)............     3.85%       07/02/35         1,967,985
     3,000,000     Series 2020-5A, Class B, 3 Mo. LIBOR + 1.60% (b) (d).............     4.34%       04/18/33         2,878,974
                Palmer Square CLO Ltd.
     3,100,000     Series 2020-3A, Class A1AR, 3 Mo. LIBOR + 1.08% (b) (d)..........     3.99%       11/15/31         3,055,442
                PRET LLC
     3,856,346     Series 2022-RN2, Class A1, steps up to 9.00% on
                      07/25/26 (b) (c)..............................................     5.00%       06/25/52         3,666,057
                Progress Residential Trust
     1,200,000     Series 2019-SFR3, Class F (b)....................................     3.87%       09/17/36         1,163,581
                Regatta XII Funding Ltd.
     3,000,000     Series 2019-1A, Class BR, 3 Mo. LIBOR + 1.60% (b) (d)............     4.11%       10/15/32         2,884,100
                Regatta XX Funding Ltd
     3,200,000     Series 2021-2A, Class A, 3 Mo. LIBOR + 1.16% (b) (d).............     3.67%       10/15/34         3,116,000
                Residential Asset Mortgage Products, Inc.
     1,400,000     Series 2006-NC2, Class M1, 1 Mo. LIBOR + 0.54% (d)...............     2.98%       02/25/36         1,333,958
     1,955,284     Series 2006-RZ2, Class M1, 1 Mo. LIBOR + 0.33% (d)...............     2.94%       05/25/36         1,914,461
                Residential Asset Securities Corp.
        41,263     Series 2005-KS11, Class M2, 1 Mo. LIBOR + 0.63% (d)..............     3.07%       12/25/35            41,082
                Rockford Tower CLO Ltd.
     1,325,000     Series 2019-2A, Class BR, 3 Mo. LIBOR + 1.65% (b) (d)............     4.63%       08/20/32         1,278,401
                Sabey Data Center Issuer LLC
     1,785,000     Series 2020-1, Class A2 (b)......................................     3.81%       04/20/45         1,712,922
                Saxon Asset Securities Trust
     1,243,025     Series 2006-1, Class M1, 1 Mo. LIBOR + 0.47% (d).................     2.91%       03/25/36         1,202,730
                Securitized Asset Backed Receivables LLC Trust
     2,401,937     Series 2006-CB5, Class A3, 1 Mo. LIBOR + 0.28% (d)...............     2.72%       06/25/36         1,679,111
                Skyline Aircraft Finance LLC
       641,805     Series 2020-1, Class A (l) (m)...................................     3.23%       05/10/38           583,867
                SLC Student Loan Trust
     1,007,573     Series 2008-1, Class A4A, 3 Mo. LIBOR + 1.60% (d)................     3.43%       12/15/32         1,007,298
                SLM Student Loan EDC Repackaging Trust
         1,000     Series 2013-M1, Class M1R (b)....................................      (h)        10/28/29           568,516
                SLM Student Loan Trust
     2,030,332     Series 2006-2, Class B, 3 Mo. LIBOR + 0.22% (d)..................     3.00%       01/25/41         1,824,013
         3,400     Series 2006-2, Class R...........................................      (h)        01/25/41           779,109
     2,310,275     Series 2007-1, Class B, 3 Mo. LIBOR + 0.22% (d)..................     3.00%       01/27/42         2,066,464
         1,375     Series 2007-4, Class R...........................................      (h)        01/25/42           419,571
     1,728,817     Series 2007-7, Class A4, 3 Mo. LIBOR + 0.33% (d).................     3.11%       01/25/22         1,702,086


Page 70                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                SLM Student Loan Trust (Continued)
$      905,000     Series 2007-7, Class B, 3 Mo. LIBOR + 0.75% (d)..................     3.53%       10/27/70    $      777,304
       300,000     Series 2008-2, Class B, 3 Mo. LIBOR + 1.20% (d)..................     3.98%       01/25/83           237,589
       300,000     Series 2008-3, Class B, 3 Mo. LIBOR + 1.20% (d)..................     3.98%       04/26/83           252,379
       794,833     Series 2008-4, Class A4, 3 Mo. LIBOR + 1.65% (d).................     4.43%       07/25/22           794,832
     2,358,426     Series 2008-5, Class A4, 3 Mo. LIBOR + 1.70% (d).................     4.48%       07/25/23         2,343,590
       650,000     Series 2008-5, Class B, 3 Mo. LIBOR + 1.85% (d)..................     4.63%       07/25/73           639,745
       340,000     Series 2008-6, Class B, 3 Mo. LIBOR + 1.85% (d)..................     4.63%       07/26/83           319,482
       220,000     Series 2008-8, Class B, 3 Mo. LIBOR + 2.25% (d)..................     5.03%       10/25/75           213,826
     1,980,321     Series 2008-9, Class A, 3 Mo. LIBOR + 1.50% (d)..................     4.28%       04/25/23         1,972,059
       800,000     Series 2008-9, Class B, 3 Mo. LIBOR + 2.25% (d)..................     5.03%       10/25/83           756,882
       100,000     Series 2012-7, Class B, 1 Mo. LIBOR + 1.80% (d)..................     4.24%       09/25/43            95,358
                Soundview Home Loan Trust
     2,083,951     Series 2007-OPT1, Class 2A3, 1 Mo. LIBOR + 0.21% (d).............     2.65%       06/25/37         1,528,352
       202,836     Series 2007-OPT2, Class 2A4, 1 Mo. LIBOR + 0.25% (d).............     2.69%       07/25/37           168,691
                Specialty Underwriting & Residential Finance Trust
     2,819,482     Series 2006-AB3, Class A2C, 1 Mo. LIBOR + 0.48% (d)..............     2.92%       09/25/37         2,080,973
                Structured Asset Securities Corp Mortgage Loan Trust
     4,812,094     Series 2005-2XS, Class M1, 1 Mo. LIBOR + 0.71% (d)...............     3.15%       02/25/35         4,780,291
       995,221     Series 2006-BC3, Class A3, 1 Mo. LIBOR + 0.32% (d)...............     2.76%       10/25/36           921,613
                Structured Receivables Finance LLC
        72,261     Series 2010-B, Class A (b).......................................     3.73%       08/15/36            70,146
                STWD Ltd.
     2,483,000     Series 2019-FL1, Class AS, 1 Mo. CME Term SOFR +
                      1.51% (b) (d).................................................     3.81%       07/15/38         2,447,331
                TAL Advantage VII LLC
     2,863,519     Series 2020-1A, Class A (b)......................................     2.05%       09/20/45         2,584,053
                Textainer Marine Containers Ltd.
     1,668,000     Series 2021-3A, Class A (b)......................................     1.94%       08/20/46         1,435,946
                Textainer Marine Containers VII Ltd.
     2,063,330     Series 2020-2A, Class A (b)......................................     2.10%       09/20/45         1,858,064
                Trestles CLO V Ltd.
     1,900,000     Series 2021-5A, Class A1, 3 Mo. LIBOR + 1.17% (b) (d)............     3.88%       10/20/34         1,865,187
                Tricon American Homes Trust
     1,400,000     Series 2017-SFR2, Class E (b)....................................     4.22%       01/17/36         1,375,912
                Triton Container Finance VIII LLC
     3,197,285     Series 2021-1A, Class A (b)......................................     1.86%       03/20/46         2,771,371
                TRP LLC
     3,533,257     Series 2021-1, Class A (b).......................................     2.07%       06/19/51         3,109,988
                Wachovia Student Loan Trust
     1,415,644     Series 2006-1, Class B, 3 Mo. LIBOR + 0.24% (b) (d)..............     3.02%       04/25/40         1,311,453
                WaMu Asset-Backed Certificates WaMu Trust
     1,618,337     Series 2007-HE2, Class 2A3, 1 Mo. LIBOR + 0.25% (d)..............     2.69%       04/25/37           668,785
                Washington Mutual Asset-Backed Certificates WMABS Trust
       420,890     Series 2006-HE5, Class 1A, 1 Mo. LIBOR + 0.16% (d)...............     2.60%       10/25/36           342,119
                                                                                                                 --------------
                TOTAL ASSET-BACKED SECURITIES.................................................................      222,534,397
                (Cost $237,388,580)                                                                              --------------


                        See Notes to Financial Statements                Page 71


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 14.7%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
                Federal Home Loan Mortgage Corporation
$      213,265     Series 2019-4919, Class FP, 1 Mo. LIBOR + 0.45% (d)..............     2.89%       09/25/49    $      212,595
                Federal National Mortgage Association
     1,001,537     Series 2011-116, Class SA, IO, 1 Mo. LIBOR (multiply) -1 +
                      6.00% (n).....................................................     3.56%       11/25/41            91,559
       132,384     Series 2012-56, Class FK, 1 Mo. LIBOR + 0.45% (d)................     2.89%       06/25/42           132,278
       106,085     Series 2012-128, Class UA........................................     2.50%       06/25/42            97,246
     1,125,166     Series 2013-18, Class MI, IO.....................................     3.00%       02/25/33            63,934
       267,700     Series 2019-33, Class FN, 1 Mo. LIBOR + 0.40% (d)................     2.84%       07/25/49           266,382
                Government National Mortgage Association
     1,006,210     Series 2003-110, Class S, IO, 1 Mo. LIBOR (multiply) -1 +
                      6.60% (n).....................................................     4.23%       10/20/33            38,935
       989,099     Series 2018-63, Class IO, IO.....................................     4.00%       09/20/47           160,366
       276,816     Series 2019-86, Class FE, 1 Mo. LIBOR + 0.40% (d)................     2.77%       07/20/49           275,210
       197,143     Series 2020-133, Class FA (e)....................................     2.54%       02/20/49           196,565
                                                                                                                 --------------
                                                                                                                      1,535,070
                                                                                                                 --------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
                Federal Home Loan Mortgage Corporation Multiclass Certificates
    11,161,921     Series 2021-P009, Class X, IO (a)................................     1.55%       01/25/31           735,648
                Federal Home Loan Mortgage Corporation Multifamily PC REMIC Trust
     4,095,000     Series 2019-P002, Class X, IO (e)................................     1.14%       07/25/33           357,473
                Federal Home Loan Mortgage Corporation Multifamily Structured
                  Pass-Through Certificates
     2,308,821     Series 2012-K022, Class X3, IO (a)...............................     1.81%       08/25/40                23
    11,075,000     Series 2013-K025, Class X3, IO (a) (o)...........................     1.80%       11/25/40               111
    30,000,000     Series 2013-K026, Class X3, IO (a)...............................     1.85%       12/25/40            96,510
    71,417,103     Series 2013-K031, Class X1, IO (a)...............................     0.29%       04/25/23            59,155
    16,790,412     Series 2013-K035, Class X1, IO (a)...............................     0.45%       08/25/23            45,442
     4,000,000     Series 2013-K035, Class X3, IO (a)...............................     1.85%       12/25/41            64,782
     2,500,000     Series 2014-K037, Class X3, IO (a)...............................     2.28%       01/25/42            70,193
    30,871,342     Series 2014-K039, Class X1, IO (a)...............................     0.82%       07/25/24           328,653
     2,145,000     Series 2014-K039, Class X3, IO (a)...............................     2.18%       08/25/42            95,543
   115,076,197     Series 2015-K043, Class X1, IO (a)...............................     0.64%       12/25/24         1,206,194
    11,180,249     Series 2015-K044, Class X1, IO (a)...............................     0.87%       01/25/25           164,573
        11,804     Series 2015-K045, Class X1, IO (a) (o)...........................     0.54%       01/25/25               107
    20,449,223     Series 2015-K048, Class X3, IO (a)...............................     1.54%       08/25/43           762,384
    15,875,892     Series 2015-K051, Class X1, IO (a)...............................     0.64%       09/25/25           206,468
     6,897,149     Series 2016-K056, Class X3, IO (a)...............................     2.18%       06/25/44           470,535
     1,900,000     Series 2016-K060, Class X3, IO (a)...............................     1.96%       12/25/44           127,411
    26,082,170     Series 2016-K723, Class X3, IO (a)...............................     1.97%       10/25/34           521,826
        85,007     Series 2016-KF25, Class A, 1 Mo. LIBOR + 0.48% (d)...............     2.84%       10/25/23            85,012
     3,635,084     Series 2016-KS06, Class X, IO (a)................................     1.18%       08/25/26           104,116
     4,840,663     Series 2016-KS07, Class X, IO (a)................................     0.75%       09/25/25            83,021
        69,530     Series 2016-KW01, Class X1, IO (a)...............................     1.11%       01/25/26             1,752
     8,815,971     Series 2017-K726, Class X1, IO (a)...............................     1.05%       04/25/24           106,328
     2,230,000     Series 2017-K728, Class X3, IO (a)...............................     2.02%       11/25/45            91,294
     1,356,786     Series 2019-KC04, Class X1, IO (a)...............................     1.41%       12/25/26            43,897
     7,133,381     Series 2019-KC05, Class X1, IO (a)...............................     1.34%       06/25/27           239,713
     4,877,203     Series 2019-KLU1, Class X3, IO (a)...............................     4.10%       01/25/31           644,156
    77,050,000     Series 2022-Q017, Class X, IO (e)................................     1.22%       04/25/30         1,378,810


Page 72                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                Federal National Mortgage Association
$       41,764     Series 2016-M2, Class X3, IO (a) (o).............................     2.13%       04/25/36    $            0
     1,288,951     Series 2016-M4, Class X2, IO (a).................................     2.70%       01/25/39            22,593
       147,953     Series 2016-M11, Class X2, IO (a)................................     2.96%       07/25/39             1,431
       268,264     Series 2018-M10, Class A1 (a)....................................     3.48%       07/25/28           267,078
     6,100,000     Series 2019-M29, Class X4, IO....................................     0.70%       03/25/29           204,545
                Government National Mortgage Association
       139,311     Series 2011-119, Class D.........................................     3.51%       04/16/45           137,153
       512,504     Series 2011-142, Class B (e).....................................     3.37%       02/16/44           510,589
       378,326     Series 2013-125, Class IO, IO (e)................................     0.21%       10/16/54             5,253
        38,066     Series 2013-162, Class C (e).....................................     3.00%       01/16/44            38,000
       762,436     Series 2014-52, Class D (e)......................................     3.63%       05/16/46           750,472
       894,417     Series 2014-125, Class IO, IO (e)................................     0.94%       11/16/54            26,149
                                                                                                                 --------------
                                                                                                                     10,054,393
                                                                                                                 --------------

                PASS-THROUGH SECURITIES -- 13.8%
                Federal Home Loan Mortgage Corporation
       560,693     Pool WN0006......................................................     3.42%       07/01/30           546,726
                Federal National Mortgage Association
       462,628     Pool AM2974......................................................     4.10%       04/01/43           460,826
     1,499,774     Pool AM9897......................................................     3.50%       09/01/35         1,450,462
     5,675,000     Pool TBA (p).....................................................     3.50%       09/15/52         5,419,159
    17,975,000     Pool TBA (p).....................................................     4.50%       09/15/52        17,902,631
     5,550,000     Pool TBA (p).....................................................     4.00%       09/15/52         5,426,859
    44,425,000     Pool TBA (p).....................................................     2.00%       10/15/52        38,330,731
    63,150,000     Pool TBA (p).....................................................     2.50%       10/15/52        56,489,094
    39,000,000     Pool TBA (p).....................................................     3.00%       10/15/52        36,135,397
    12,800,000     Pool TBA (p).....................................................     4.50%       10/15/52        12,732,966
                                                                                                                 --------------
                                                                                                                    174,894,851
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.......................................      186,484,314
                (Cost $191,242,016)                                                                              --------------

  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES -- 6.6%

                AGRICULTURE -- 0.1%
     1,200,000  Imperial Brands Finance PLC (USD) (b)...............................     6.13%       07/27/27         1,220,857
                                                                                                                 --------------

                BANKS -- 2.6%
     1,025,000  ABN AMRO Bank N.V. (USD) (b) (f)....................................     2.47%       12/13/29           861,855
     2,160,000  Credit Suisse Group AG (USD) (b) (f)................................     1.31%       02/02/27         1,822,948
     5,550,000  Credit Suisse Group AG (USD) (b) (f)................................     3.09%       05/14/32         4,208,200
     1,775,000  Credit Suisse Group AG (USD) (b) (f)................................     6.54%       08/12/33         1,700,687
       955,000  DNB Bank ASA (USD) (b) (f)..........................................     0.86%       09/30/25           884,362
       435,000  DNB Bank ASA (USD) (b) (f)..........................................     1.61%       03/30/28           377,096
       200,000  Global Bank Corp. (USD) (f) (q).....................................     5.25%       04/16/29           188,980
       590,000  HSBC Holdings PLC (USD) (f).........................................     0.98%       05/24/25           550,526


                        See Notes to Financial Statements                Page 73


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                BANKS (CONTINUED)
       505,000  HSBC Holdings PLC (USD) (f).........................................     1.59%       05/24/27    $      440,658
     3,180,000  HSBC Holdings PLC (USD) (f).........................................     4.76%       06/09/28         3,073,018
     2,070,000  HSBC Holdings PLC (USD) (f).........................................     2.01%       09/22/28         1,754,845
     1,440,000  HSBC Holdings PLC (USD) (f).........................................     2.21%       08/17/29         1,194,773
     1,175,000  HSBC Holdings PLC (USD) (f).........................................     2.80%       05/24/32           935,394
       965,000  HSBC Holdings PLC (USD) (f).........................................     5.40%       08/11/33           922,513
     3,260,000  Lloyds Banking Group PLC (USD) (f)..................................     2.91%       11/07/23         3,250,679
       200,000  Lloyds Banking Group PLC (USD)......................................     3.90%       03/12/24           199,236
       365,000  Lloyds Banking Group PLC (USD) (f)..................................     3.87%       07/09/25           357,846
       760,000  Lloyds Banking Group PLC (USD) (f)..................................     3.57%       11/07/28           704,017
     1,575,000  Lloyds Banking Group PLC (USD) (f)..................................     4.98%       08/11/33         1,504,941
       390,000  Macquarie Group Ltd. (USD) (b) (f)..................................     3.19%       11/28/23           388,965
       565,000  Macquarie Group Ltd. (USD) (b) (f)..................................     1.34%       01/12/27           495,341
       785,000  Macquarie Group Ltd. (USD) (b) (f)..................................     2.69%       06/23/32           631,085
     1,070,000  Macquarie Group Ltd. (USD) (b) (f)..................................     2.87%       01/14/33           860,992
     1,575,000  NatWest Group PLC (USD) (f).........................................     4.27%       03/22/25         1,558,428
     1,420,000  Santander UK Group Holdings PLC (USD) (f)...........................     4.80%       11/15/24         1,415,752
       525,000  Santander UK Group Holdings PLC (USD) (f)...........................     1.09%       03/15/25           491,632
     2,390,000  Santander UK Group Holdings PLC (USD) (f)...........................     1.67%       06/14/27         2,074,396
       430,000  Santander UK Group Holdings PLC (USD) (f)...........................     2.47%       01/11/28           377,748
                                                                                                                 --------------
                                                                                                                     33,226,913
                                                                                                                 --------------

                BEVERAGES -- 0.2%
       505,000  Bacardi Ltd. (USD) (b)..............................................     2.75%       07/15/26           464,845
       670,000  Bacardi Ltd. (USD) (b)..............................................     4.70%       05/15/28           653,690
     1,000,000  Becle SAB de CV (USD) (b)...........................................     2.50%       10/14/31           823,985
                                                                                                                 --------------
                                                                                                                      1,942,520
                                                                                                                 --------------

                BIOTECHNOLOGY -- 0.1%
     1,000,000  Grifols Escrow Issuer S.A. (USD) (b)................................     4.75%       10/15/28           834,875
                                                                                                                 --------------

                CHEMICALS -- 0.1%
       925,000  EverArc Escrow Sarl (USD) (b).......................................     5.00%       10/30/29           792,383
       275,000  Herens Holdco Sarl (USD) (b)........................................     4.75%       05/15/28           233,402
                                                                                                                 --------------
                                                                                                                      1,025,785
                                                                                                                 --------------

                COMMERCIAL SERVICES -- 0.0%
       200,000  DP World Crescent Ltd. (USD) (b)....................................     4.85%       09/26/28           203,717
                                                                                                                 --------------

                COMPUTERS -- 0.1%
       600,000  Lenovo Group Ltd. (USD) (b).........................................     6.54%       07/27/32           596,905
                                                                                                                 --------------

                DIVERSIFIED FINANCIAL SERVICES -- 0.6%
        55,000  AerCap Ireland Capital DAC / AerCap Global Aviation Trust
                   (USD)............................................................     4.13%       07/03/23            54,893
       115,000  AerCap Ireland Capital DAC / AerCap Global Aviation Trust
                   (USD)............................................................     3.88%       01/23/28           104,813
     1,650,000  AerCap Ireland Capital DAC / AerCap Global Aviation Trust
                   (USD)............................................................     3.00%       10/29/28         1,406,452
     1,940,000  AerCap Ireland Capital DAC / AerCap Global Aviation Trust
                   (USD)............................................................     3.30%       01/30/32         1,570,819
       100,000  Avolon Holdings Funding Ltd. (USD) (b)..............................     3.95%       07/01/24            95,574


Page 74                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
       325,000  Avolon Holdings Funding Ltd. (USD) (b)..............................     2.88%       02/15/25    $      298,468
     4,645,000  Avolon Holdings Funding Ltd. (USD) (b)..............................     2.53%       11/18/27         3,804,078
        82,000  Park Aerospace Holdings Ltd. (USD) (b)..............................     5.50%       02/15/24            81,051
                                                                                                                 --------------
                                                                                                                      7,416,148
                                                                                                                 --------------

                ELECTRIC -- 0.1%
       500,000  Comision Federal de Electricidad (USD) (b)..........................     4.69%       05/15/29           455,637
       250,000  Mong Duong Finance Holdings B.V. (USD) (q)..........................     5.13%       05/07/29           206,723
                                                                                                                 --------------
                                                                                                                        662,360
                                                                                                                 --------------

                ENGINEERING & CONSTRUCTION -- 0.0%
       735,000  Heathrow Funding Ltd. (EUR).........................................     1.88%       03/14/34           578,480
                                                                                                                 --------------

                ENVIRONMENTAL CONTROL -- 0.1%
     1,400,000  GFL Environmental, Inc. (USD) (b)...................................     4.00%       08/01/28         1,185,478
       300,000  Waste Connections, Inc. (USD).......................................     2.60%       02/01/30           263,993
                                                                                                                 --------------
                                                                                                                      1,449,471
                                                                                                                 --------------

                FOOD -- 0.3%
       443,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (b)........................................................     5.50%       01/15/30           443,246
     1,350,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (b)........................................................     3.75%       12/01/31         1,184,726
       650,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (b)........................................................     5.75%       04/01/33           651,681
     1,285,000  JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
                   (USD) (b)........................................................     6.50%       12/01/52         1,361,368
                                                                                                                 --------------
                                                                                                                      3,641,021
                                                                                                                 --------------
                INTERNET -- 0.0%
       200,000  Tencent Holdings Ltd. (USD) (b).....................................     3.68%       04/22/41           156,013
       200,000  Tencent Holdings Ltd. (USD) (b).....................................     3.84%       04/22/51           149,121
                                                                                                                 --------------
                                                                                                                        305,134
                                                                                                                 --------------
                MACHINERY-DIVERSIFIED -- 0.0%
       222,000  Titan Acquisition Ltd. / Titan Co-Borrower LLC (USD) (b)............     7.75%       04/15/26           202,255
                                                                                                                 --------------
                MEDIA -- 0.1%
     1,500,000  VZ Secured Financing BV (USD) (b)...................................     5.00%       01/15/32         1,224,878
                                                                                                                 --------------
                MINING -- 0.1%
       200,000  Freeport Indonesia PT (USD) (b).....................................     4.76%       04/14/27           195,200
     1,200,000  Indonesia Asahan Aluminium Persero PT (USD) (q).....................     4.75%       05/15/25         1,204,650
                                                                                                                 --------------
                                                                                                                      1,399,850
                                                                                                                 --------------
                MISCELLANEOUS MANUFACTURING -- 0.2%
     2,253,000  GE Capital International Funding Co. Unlimited Co. (USD)............     4.42%       11/15/35         2,139,959
        40,000  Ingersoll-Rand Luxembourg Finance S.A. (USD)........................     3.55%       11/01/24            39,475
                                                                                                                 --------------
                                                                                                                      2,179,434
                                                                                                                 --------------
                OIL & GAS -- 0.6%
       450,000  Ecopetrol SA (USD)..................................................     6.88%       04/29/30           418,808
       200,000  KazMunayGas National Co. JSC (USD) (q)..............................     4.75%       04/19/27           185,304


                        See Notes to Financial Statements                Page 75


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                OIL & GAS (CONTINUED)
       900,000  KazMunayGas National Co. JSC (USD) (q)..............................     5.38%       04/24/30    $      842,487
     1,100,000  Pertamina Persero PT (USD) (b)......................................     3.10%       08/27/30           981,535
       105,000  Petroleos Mexicanos (USD)...........................................     6.75%       09/21/47            66,334
       170,000  Petroleos Mexicanos (USD)...........................................     6.35%       02/12/48           103,343
       355,000  Petroleos Mexicanos (USD)...........................................     7.69%       01/23/50           244,957
       110,000  Petroleos Mexicanos (USD)...........................................     6.95%       01/28/60            69,248
     2,750,000  Petronas Capital Ltd. (USD) (b).....................................     3.50%       04/21/30         2,646,057
     1,150,000  Qatar Energy (USD) (q)..............................................     2.25%       07/12/31         1,005,245
       200,000  SA Global Sukuk Ltd. (USD) (q)......................................     1.60%       06/17/26           183,905
       700,000  Saudi Arabian Oil Co. (USD) (q).....................................     1.63%       11/24/25           650,300
       200,000  Saudi Arabian Oil Co. (USD) (b).....................................     2.25%       11/24/30           174,516
       331,625  Transocean Poseidon Ltd. (USD) (b)..................................     6.88%       02/01/27           312,847
                                                                                                                 --------------
                                                                                                                      7,884,886
                                                                                                                 --------------

                OIL & GAS SERVICES -- 0.1%
     1,154,250  Transocean Phoenix 2 Ltd. (USD) (b).................................     7.75%       10/15/24         1,132,792
       276,750  Transocean Proteus Ltd. (USD) (b)...................................     6.25%       12/01/24           269,357
                                                                                                                 --------------
                                                                                                                      1,402,149
                                                                                                                 --------------

                PACKAGING & CONTAINERS -- 0.3%
     2,200,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
                   (USD) (b)........................................................     5.25%       08/15/27         1,594,427
     1,800,000  Trivium Packaging Finance B.V. (USD) (b)............................     5.50%       08/15/26         1,731,042
                                                                                                                 --------------
                                                                                                                      3,325,469
                                                                                                                 --------------

                PHARMACEUTICALS -- 0.0%
       637,000  Endo Dac / Endo Finance LLC / Endo Finco, Inc.
                   (USD) (i) (j) (k)................................................     6.00%       06/30/28            36,628
       365,000  Jazz Securities DAC (USD) (b).......................................     4.38%       01/15/29           329,664
                                                                                                                 --------------
                                                                                                                        366,292
                                                                                                                 --------------

                PIPELINES -- 0.2%
     2,306,064  Galaxy Pipeline Assets Bidco Ltd. (USD) (b).........................     2.16%       03/31/34         2,017,953
       400,000  KazTransGas JSC (USD) (q)...........................................     4.38%       09/26/27           364,500
                                                                                                                 --------------
                                                                                                                      2,382,453
                                                                                                                 --------------

                REAL ESTATE -- 0.0%
       605,000  China Aoyuan Group Ltd. (USD) (q)...................................     6.35%       02/08/24            41,827
       200,000  China SCE Group Holdings Ltd. (USD) (q).............................     7.00%       05/02/25            44,000
       400,000  Sunac China Holdings Ltd. (USD) (q).................................     6.50%       01/10/25            59,000
       200,000  Times China Holdings Ltd. (USD) (q).................................     6.75%       07/08/25            31,975
       300,000  Vonovia SE (EUR)....................................................     1.50%       06/14/41           184,909
       415,000  Zhenro Properties Group Ltd. (USD) (k) (q)..........................     6.63%       01/07/26            16,752
                                                                                                                 --------------
                                                                                                                        378,463
                                                                                                                 --------------

                REAL ESTATE INVESTMENT TRUSTS -- 0.0%
       510,000  Ascendas Real Estate Investment Trust (EUR).........................     0.75%       06/23/28           410,212
                                                                                                                 --------------

                RETAIL -- 0.0%
       510,000  Alimentation Couche-Tard, Inc. (USD) (b)............................     3.55%       07/26/27           479,601
                                                                                                                 --------------


Page 76                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                SAVINGS & LOANS -- 0.2%
       135,000  Nationwide Building Society (USD) (b) (f)...........................     3.77%       03/08/24    $      134,524
     1,165,000  Nationwide Building Society (USD) (b) (f)...........................     4.36%       08/01/24         1,156,921
     1,520,000  Nationwide Building Society (USD) (b) (f)...........................     2.97%       02/16/28         1,372,837
                                                                                                                 --------------
                                                                                                                      2,664,282
                                                                                                                 --------------

                SEMICONDUCTORS -- 0.0%
       400,000  TSMC Global Ltd. (USD) (b)..........................................     4.63%       07/22/32           402,011
                                                                                                                 --------------

                TELECOMMUNICATIONS -- 0.5%
       200,000  C&W Senior Financing DAC (USD) (b)..................................     6.88%       09/15/27           177,805
     1,500,000  Global Switch Finance BV (EUR)......................................     1.38%       10/07/30         1,329,122
       600,000  Intelsat Jackson Holdings S.A. (USD) (b) (k)........................     5.50%       08/01/23             6,906
       750,000  Intelsat Jackson Holdings S.A. (USD) (b) (k)........................     8.50%       10/15/24             8,692
       303,000  Intelsat Jackson Holdings S.A. (USD) (b) (k)........................     9.75%       07/15/25             3,488
     1,929,000  Intelsat Jackson Holdings S.A. (USD) (b)............................     6.50%       03/15/30         1,753,422
       200,000  SES S.A. (USD) (b)..................................................     3.60%       04/04/23           197,745
     1,235,000  Vmed O2 UK Financing I PLC (USD) (b)................................     4.25%       01/31/31           998,152
       895,000  Vodafone Group PLC (USD)............................................     5.25%       05/30/48           830,209
       113,000  Vodafone Group PLC (USD)............................................     4.88%       06/19/49           101,998
       580,000  Vodafone Group PLC (USD)............................................     4.25%       09/17/50           476,733
                                                                                                                 --------------
                                                                                                                      5,884,272
                                                                                                                 --------------

                TRANSPORTATION -- 0.0%
       200,000  Empresa de Transporte de Pasajeros Metro S.A. (USD) (b).............     3.65%       05/07/30           185,388
                                                                                                                 --------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................................      83,876,081
                (Cost $92,704,024)                                                                               --------------

FOREIGN SOVEREIGN BONDS AND NOTES -- 4.4%

                BAHRAIN -- 0.1%
       825,000  CBB International Sukuk Co. 7 SPC (USD) (q).........................     6.88%       10/05/25           868,433
                                                                                                                 --------------

                BRAZIL -- 0.3%
     1,650,000  Brazilian Government International Bond (USD).......................     2.88%       06/06/25         1,577,673
       700,000  Brazilian Government International Bond (USD).......................     4.63%       01/13/28           672,761
     1,350,000  Brazilian Government International Bond (USD).......................     3.88%       06/12/30         1,180,998
                                                                                                                 --------------
                                                                                                                      3,431,432
                                                                                                                 --------------

                CHILE -- 0.2%
     2,200,000  Chile Government International Bond (USD)...........................     3.24%       02/06/28         2,055,176
       850,000  Chile Government International Bond (USD)...........................     2.55%       01/27/32           710,437
                                                                                                                 --------------
                                                                                                                      2,765,613
                                                                                                                 --------------

                COLOMBIA -- 0.3%
     2,250,000  Colombia Government International Bond (USD)........................     4.50%       01/28/26         2,133,162
     1,250,000  Colombia Government International Bond (USD)........................     3.00%       01/30/30           968,658
       400,000  Colombia Government International Bond (USD)........................     3.13%       04/15/31           302,031
                                                                                                                 --------------
                                                                                                                      3,403,851
                                                                                                                 --------------

                DOMINICAN REPUBLIC -- 0.2%
     2,850,000  Dominican Republic International Bond (USD) (b).....................     4.50%       01/30/30         2,402,939
       350,000  Dominican Republic International Bond (USD) (q).....................     4.88%       09/23/32           283,726
                                                                                                                 --------------
                                                                                                                      2,686,665
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 77


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                EGYPT -- 0.0%
       400,000  Egypt Government International Bond (USD) (b).......................     5.25%       10/06/25    $      342,303
       200,000  Egypt Government International Bond (USD) (q).......................     5.25%       10/06/25           171,151
                                                                                                                 --------------
                                                                                                                        513,454
                                                                                                                 --------------

                GUATEMALA -- 0.2%
     2,667,000  Guatemala Government Bond (USD) (q).................................     3.70%       10/07/33         2,166,695
                                                                                                                 --------------

                HONG KONG -- 0.1%
       915,000  Airport Authority Hong Kong (USD) (b)...............................     3.25%       01/12/52           723,204
                                                                                                                 --------------

                HUNGARY -- 0.1%
     2,450,000  Hungary Government International Bond (USD) (b).....................     2.13%       09/22/31         1,801,313
                                                                                                                 --------------

                INDONESIA -- 0.2%
       800,000  Indonesia Government International Bond (USD).......................     2.85%       02/14/30           739,499
     2,300,000  Perusahaan Penerbit SBSN Indonesia III (USD) (b)....................     2.80%       06/23/30         2,076,003
                                                                                                                 --------------
                                                                                                                      2,815,502
                                                                                                                 --------------

                MEXICO -- 0.4%
     3,750,000  Mexico Government International Bond (USD)..........................     3.75%       01/11/28         3,619,318
     1,960,000  Mexico Government International Bond (USD)..........................     2.66%       05/24/31         1,630,943
                                                                                                                 --------------
                                                                                                                      5,250,261
                                                                                                                 --------------

                OMAN -- 0.2%
       600,000  Oman Government International Bond (USD) (q)........................     6.75%       10/28/27           626,789
     1,450,000  Oman Government International Bond (USD) (q)........................     5.63%       01/17/28         1,431,746
                                                                                                                 --------------
                                                                                                                      2,058,535
                                                                                                                 --------------

                PANAMA -- 0.3%
     2,500,000  Panama Government International Bond (USD)..........................     3.16%       01/23/30         2,205,621
     1,903,000  Panama Government International Bond (USD)..........................     2.25%       09/29/32         1,485,136
                                                                                                                 --------------
                                                                                                                      3,690,757
                                                                                                                 --------------

                PARAGUAY -- 0.2%
     1,300,000  Paraguay Government International Bond (USD) (b)....................     4.95%       04/28/31         1,255,696
     1,650,000  Paraguay Government International Bond (USD) (b)....................     2.74%       01/29/33         1,310,008
                                                                                                                 --------------
                                                                                                                      2,565,704
                                                                                                                 --------------

                PERU -- 0.2%
     1,500,000  Peruvian Government International Bond (USD)........................     4.13%       08/25/27         1,476,744
     1,203,000  Peruvian Government International Bond (USD)........................     2.84%       06/20/30         1,048,926
       700,000  Peruvian Government International Bond (USD)........................     2.78%       01/23/31           597,787
                                                                                                                 --------------
                                                                                                                      3,123,457
                                                                                                                 --------------

                PHILIPPINES -- 0.2%
     2,800,000  Philippine Government International Bond (USD)......................     2.46%       05/05/30         2,523,628
       300,000  Philippine Government International Bond (USD)......................     1.95%       01/06/32           252,390
                                                                                                                 --------------
                                                                                                                      2,776,018
                                                                                                                 --------------

                QATAR -- 0.2%
     2,302,000  Qatar Government International Bond (USD) (q).......................     4.50%       04/23/28         2,404,474
       600,000  Qatar Government International Bond (USD) (q).......................     3.75%       04/16/30           604,486
                                                                                                                 --------------
                                                                                                                      3,008,960
                                                                                                                 --------------


Page 78                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                ROMANIA -- 0.2%
     2,350,000  Romanian Government International Bond (USD) (q)....................     3.00%       02/14/31    $    1,879,803
                                                                                                                 --------------

                SAUDI ARABIA -- 0.3%
     1,100,000  Saudi Government International Bond (USD) (q).......................     3.25%       10/26/26         1,086,947
     1,900,000  Saudi Government International Bond (USD) (q).......................     3.63%       03/04/28         1,892,628
       200,000  Saudi Government International Bond (USD) (q).......................     3.25%       10/22/30           193,202
                                                                                                                 --------------
                                                                                                                      3,172,777
                                                                                                                 --------------

                SOUTH AFRICA -- 0.2%
     2,358,000  Republic of South Africa Government International Bond (USD)........     4.30%       10/12/28         2,097,912
       620,000  Republic of South Africa Government International Bond (USD)........     4.85%       09/30/29           551,013
       400,000  Republic of South Africa Government International Bond (USD)........     5.88%       04/20/32           357,300
                                                                                                                 --------------
                                                                                                                      3,006,225
                                                                                                                 --------------

                UNITED ARAB EMIRATES -- 0.2%
     2,000,000  Abu Dhabi Government International Bond (USD) (q)...................     2.50%       09/30/29         1,865,990
                                                                                                                 --------------

                URUGUAY -- 0.1%
       500,000  Uruguay Government International Bond (USD).........................     4.38%       10/27/27           515,414
     1,100,000  Uruguay Government International Bond (USD).........................     4.38%       01/23/31         1,128,722
                                                                                                                 --------------
                                                                                                                      1,644,136
                                                                                                                 --------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES........................................................      55,218,785
                (Cost $60,570,676)                                                                               --------------

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY SECURITIES -- 0.4%

$    2,520,000  Federal Home Loan Banks.............................................     1.61%       09/04/24         2,416,360
     2,515,000  Federal Home Loan Banks.............................................     1.61%       09/04/24         2,411,566
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY SECURITIES........................................................       4,827,926
                (Cost $5,035,000)                                                                                --------------

MUNICIPAL BONDS -- 0.1%

                CALIFORNIA -- 0.1%
     1,010,000  Los Angeles CA Unif Sch Dist Build America Bonds....................     5.75%       07/01/34         1,102,761
        75,000  Univ of CA Rev Txbl Gen, Ser AJ.....................................     4.60%       05/15/31            75,998
                                                                                                                 --------------
                                                                                                                      1,178,759
                                                                                                                 --------------

                COLORADO -- 0.0%
       220,000  City & Cnty of Denver Cnty Arpt Rev.................................     2.24%       11/15/30           187,223
                                                                                                                 --------------

                FLORIDA -- 0.0%
       105,000  Cnty of Miami-Dade FL Aviation Rev Ref, Ser D.......................     3.45%       10/01/30            97,372
                                                                                                                 --------------

                NEW YORK -- 0.0%
        50,000  Metro Transprtn Auth NY Rev Txbl Green Bond, Ser C2.................     5.18%       11/15/49            49,887
                                                                                                                 --------------
                TOTAL MUNICIPAL BONDS..........................................................................       1,513,241
                (Cost $1,700,783)                                                                                --------------


                        See Notes to Financial Statements                Page 79


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 0.0%

                TELECOMMUNICATIONS -- 0.0%
        15,736  Intelsat Jackson Emergence S.A. (l) (m) (o) (r)................................................  $            0
                (Cost $527,164)                                                                                  --------------

RIGHTS -- 0.0%

                TELECOMMUNICATIONS -- 0.0%
         1,648  Intelsat Jackson Holdings S.A., Series A (l) (m) (o) (r).......................................               0
         1,648  Intelsat Jackson Holdings S.A., Series B (l) (m) (o) (r).......................................               0
                                                                                                                 --------------
                TOTAL RIGHTS...................................................................................               0
                (Cost $0)                                                                                        --------------

  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. TREASURY BILLS -- 19.3%

$   14,345,000  U.S. Treasury Bill..................................................      (h)        09/01/22        14,345,000
     6,715,000  U.S. Treasury Bill..................................................      (h)        09/22/22         6,706,958
    94,965,000  U.S. Treasury Bill..................................................      (h)        10/06/22        94,762,342
     6,295,000  U.S. Treasury Bill..................................................      (h)        10/20/22         6,273,811
     3,675,000  U.S. Treasury Bill..................................................      (h)        11/03/22         3,658,158
    21,770,000  U.S. Treasury Bill..................................................      (h)        11/10/22        21,660,308
     6,095,000  U.S. Treasury Bill..................................................      (h)        12/01/22         6,050,838
    14,545,000  U.S. Treasury Bill..................................................      (h)        01/05/23        14,394,017
    17,895,000  U.S. Treasury Bill..................................................      (h)        01/12/23        17,698,482
    47,310,000  U.S. Treasury Bill..................................................      (h)        01/19/23        46,757,590
    13,120,000  U.S. Treasury Bill..................................................      (h)        01/26/23        12,958,878
                                                                                                                 --------------
                TOTAL U.S. TREASURY BILLS......................................................................     245,266,382
                (Cost $245,441,469)                                                                              --------------

    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.4%

    18,225,536  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 1.87% (s).....      18,225,536
                (Cost $18,225,536)                                                                               --------------
                TOTAL INVESTMENTS -- 112.9%....................................................................   1,433,106,770
                (Cost $1,508,882,055)
                NET OTHER ASSETS AND LIABILITIES -- (12.9)%....................................................    (164,292,232)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $1,268,814,538
                                                                                                                 ==============


Page 80                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


FORWARD FOREIGN CURRENCY CONTRACTS AT AUGUST 31, 2022 (See Note 2E - Forward Foreign Currency Contracts in the Notes to Financial
Statements):

                                                                            PURCHASE VALUE       SALE VALUE        UNREALIZED
  SETTLEMENT                           AMOUNT               AMOUNT              AS OF              AS OF          APPRECIATION
     DATE         COUNTERPARTY        PURCHASED              SOLD             8/31/2022          8/31/2022       (DEPRECIATION)
--------------   --------------   -----------------   ------------------   ----------------   ----------------   --------------
  10/07/2022          Citi        EUR       166,000   USD        165,411    $      167,243     $      165,411    $        1,832
  10/07/2022          Citi        USD     2,366,647   EUR      2,233,000         2,366,647          2,249,718           116,929
  10/07/2022          Citi        USD       200,559   EUR        196,000           200,559            197,467             3,092
  10/07/2022          GSIL        USD       620,307   EUR        607,000           620,307            611,545             8,762
  10/07/2022          GSIL        USD       203,868   EUR        199,000           203,868            200,490             3,378
                                                                                                                 --------------
Net Unrealized Appreciation (Depreciation)                                                                       $      133,993
                                                                                                                 ==============


Counterparty Abbreviations:
Citi - Citigroup Global Markets, Inc.
GSIL - Goldman Sachs International, London


FUTURES CONTRACTS AT AUGUST 31, 2022 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                         NUMBER OF                                               (DEPRECIATION)/
         FUTURES CONTRACTS              POSITION         CONTRACTS       EXPIRATION DATE      NOTIONAL VALUE          VALUE
----------------------------------   --------------   ---------------   ------------------   -----------------   --------------
U.S. 2-Year Treasury Notes                Long               420             Dec-2022         $    87,497,813    $     (193,842)
U.S. 5-Year Treasury Notes                Long               747             Dec-2022              82,782,774          (390,611)
Euro-Bund Future                          Short                8             Sep-2022              (1,189,625)           (4,014)
Ultra 10-Year U.S. Treasury Notes         Short            1,434             Dec-2022            (179,518,875)        1,329,194
Ultra U.S. Treasury Bond Futures          Short              344             Dec-2022             (51,428,000)           97,671
                                                                                              ---------------    --------------
                                                                                              $   (61,855,913)   $      838,398
                                                                                              ===============    ==============


                        See Notes to Financial Statements                Page 81


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


INTEREST RATE SWAP AGREEMENTS AT AUGUST 31, 2022 (See Note 2F - Swap Agreements in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                        EXPIRATION           NOTIONAL                            (DEPRECIATION)/
           COUNTERPARTY               FLOATING RATE        DATE               VALUE             FIXED RATE            VALUE
---------------------------------   ----------------  ---------------   ------------------   -----------------   --------------
Citibank, Global Markets, Inc.      3 month LIBOR(1)    07/24/2025        $    12,290,000         1.026%(1)       $    (569,968)
Citibank, Global Markets, Inc.      3 month LIBOR(1)    07/24/2025              9,080,000         1.034%(1)            (419,750)
Citibank, Global Markets, Inc.      3 month LIBOR(1)    07/24/2025              6,145,000         1.073%(1)            (279,621)
Citibank, Global Markets, Inc.      3 month LIBOR(2)    09/28/2025             20,785,000         1.390%(2)            (782,098)
Citibank, Global Markets, Inc.      3 month LIBOR(3)    07/24/2053              1,030,000         1.773%(3)             230,519
Citibank, Global Markets, Inc.      3 month LIBOR(3)    07/24/2053                755,000         1.785%(3)             167,130
Citibank, Global Markets, Inc.      3 month LIBOR(3)    07/24/2053                515,000         1.808%(3)             111,739
Citibank, Global Markets, Inc.      3 month LIBOR(4)    09/28/2053              1,775,000         1.870%(4)             356,576
JPMorgan Chase and Co.                  SOFR(5)         06/10/2024             54,810,000         1.950%(5)          (1,541,297)
                                                                          ---------------                         -------------
                                                                          $   107,185,000                         $  (2,726,770)
                                                                          ===============                         =============


(1)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

(2)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 09/28/2023 and no interest is being accrued until that date.

(3)   The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 07/24/2023 and no interest is being accrued until that date.

(4)   The Fund pays the fixed rate and receives the floating rate. The floating rate is not effective until 09/28/2023 and no interest is being accrued until that date.

(5)   The Fund pays the floating rate and receives the fixed rate. The floating rate is not effective until 06/14/2023 and no interest is being accrued until that date.

(a)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's Advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2022, securities noted as such amounted to $485,665,984 or 38.3% of net assets.

(c)   Step-up security. A security where the coupon increases or steps up at a predetermined date. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.

(d)   Floating or variable rate security.

(e)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(f)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at August 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(g)   Perpetual maturity.

(h)   Zero coupon security.

(i)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(j)   This issuer has filed for protection in bankruptcy court.

(k)   This issuer is in default.

(l)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At August 31, 2022, securities noted as such are valued at
      $2,308,867 or 0.2% of net assets.

Page 82                 See Notes to Financial Statements


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

(m)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(n)   Inverse floating rate security.

(o)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(p)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls in the Notes to Financial
      Statements).

(q)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(r)   Non-income producing security.

(s)   Rate shown reflects yield as of August 31, 2022.

CME   - Chicago Mercantile Exchange
IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based
LIBOR - London Interbank Offered Rate
SOFR  - Secured Overnight Financing Rate
TBA   - To-Be-Announced Security

Currency Abbreviations:
EUR   - Euro
USD   - United States Dollar

                        See Notes to Financial Statements                Page 83


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                         ASSETS TABLE
                                                                                                 LEVEL 2          LEVEL 3
                                                        TOTAL                  LEVEL 1         SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT                 QUOTED         OBSERVABLE       UNOBSERVABLE
                                                      8/31/2022                 PRICES           INPUTS            INPUTS
                                                   ---------------          --------------   ---------------   --------------
Mortgage-Backed Securities.......................  $   335,553,101          $           --   $   335,553,101   $           --
Corporate Bonds and Notes*.......................      279,607,007                      --       279,607,007               --
Asset-Backed Securities..........................      222,534,397                      --       221,950,530          583,867
U.S. Government Agency Mortgage-Backed
   Securities....................................      186,484,314                      --       186,484,314               --
Foreign Corporate Bonds and Notes*...............       83,876,081                      --        83,876,081               --
Foreign Sovereign Bonds and Notes**..............       55,218,785                      --        55,218,785               --
U.S. Government Agency Securities................        4,827,926                      --         4,827,926               --
Municipal Bonds***...............................        1,513,241                      --         1,513,241               --
Common Stocks*...................................               --****                  --                --               --****
Rights*..........................................               --****                  --                --               --****
U.S. Treasury Bills..............................      245,266,382                      --       245,266,382               --
Money Market Funds...............................       18,225,536              18,225,536                --               --
                                                   ---------------          --------------   ---------------   --------------
Total Investments................................    1,433,106,770              18,225,536     1,414,297,367          583,867
Forward Foreign Currency Contracts...............          133,993                      --           133,993               --
Futures Contracts*****...........................        1,426,865               1,426,865                --               --
Interest Rate Swap Agreements....................          865,964                      --           865,964               --
                                                   ---------------          --------------   ---------------   --------------
Total............................................  $ 1,435,533,592          $   19,652,401   $ 1,415,297,324   $      583,867
                                                   ===============          ==============   ===============   ==============

                                                       LIABILITIES TABLE
                                                                                                 LEVEL 2          LEVEL 3
                                                        TOTAL                  LEVEL 1         SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT                 QUOTED         OBSERVABLE       UNOBSERVABLE
                                                      8/31/2022                 PRICES           INPUTS            INPUTS
                                                   ---------------          --------------   ---------------   --------------
Futures Contracts*****...........................  $      (588,467)         $     (588,467)  $            --   $           --
Interest Rate Swap Agreements....................       (3,592,734)                     --        (3,592,734)              --
                                                   ---------------          --------------   ---------------   --------------
Total............................................  $    (4,181,201)         $     (588,467)  $    (3,592,734)  $           --
                                                   ===============          ==============   ===============   ==============


*     See Portfolio of Investments for industry breakout.
**    See Portfolio of Investments for country breakout.
***   See Portfolio of Investments for state breakout. **** Investment is valued at $0.
***** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

Level 3 Investments that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Page 84                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 68.2%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
                Federal Home Loan Mortgage Corporation
$       31,198     Series 2005-3071, Class TF, 1 Mo. LIBOR + 0.30% (a)..............     2.69%       04/15/35    $       31,188
        56,172     Series 2010-3778, Class L........................................     3.50%       12/15/25            55,972
       106,219     Series 2017-360, Class 250.......................................     2.50%       11/15/47            99,053
        52,002     Series 2020-4993, Class OP, PO...................................      (b)        10/25/58            45,031
       925,000     Series 2022-5210, Class LB.......................................     3.00%       08/25/50           800,034
                Federal Home Loan Mortgage Corporation STACR REMIC Trust
       500,000     Series 2021-HQA1, Class M2, 30 Day Average SOFR +
                      2.25% (a) (d).................................................     4.53%       08/25/33           481,862
     1,100,000     Series 2022-DNA1, Class M1B, 30 Day Average SOFR +
                      1.85% (a) (d).................................................     4.03%       01/25/42         1,055,982
                Federal National Mortgage Association
       122,936     Series 2006-56, Class FE, 1 Mo. LIBOR + 0.43% (a)................     2.87%       07/25/36           122,807
        97,379     Series 2011-47, Class GF, 1 Mo. LIBOR + 0.57% (a)................     3.01%       06/25/41            97,792
       121,097     Series 2018-50, Class BA.........................................     3.00%       07/25/48           115,436
         5,592     Series 2018-86, Class JA.........................................     4.00%       05/25/47             5,533
        84,590     Series 2019-67, Class FE, 1 Mo. LIBOR + 0.45% (a)................     2.89%       11/25/49            84,198
                                                                                                                 --------------
                                                                                                                      2,994,888
                                                                                                                 --------------

                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.0%
                Federal Home Loan Mortgage Corporation Multifamily Structured
                  Pass-Through Certificates
    67,804,725     Series 2013-K024, Class X3, IO (c)...............................     1.70%       11/25/40               678
     1,000,000     Series 2018-K732, Class X3, IO (c)...............................     2.24%       05/25/46            55,449
                FREMF Mortgage Trust
    21,686,166     Series 2017-K726, Class X2B, IO (d)..............................     0.10%       07/25/49            33,503
                                                                                                                 --------------
                                                                                                                         89,630
                                                                                                                 --------------

                PASS-THROUGH SECURITIES -- 66.6%
                Federal Home Loan Mortgage Corporation
        54,463     Pool G08681......................................................     3.50%       12/01/45            52,910
        28,197     Pool G08792......................................................     3.50%       12/01/47            27,385
       103,228     Pool G60659......................................................     3.50%       08/01/46           100,297
       122,959     Pool G61748......................................................     3.50%       11/01/48           119,321
       140,322     Pool G67706......................................................     3.50%       12/01/47           136,575
       178,407     Pool G67710......................................................     3.50%       03/01/48           173,130
     1,970,629     Pool QD1841......................................................     2.00%       11/01/51         1,701,416
     1,578,863     Pool QD7088......................................................     2.00%       02/01/52         1,364,487
     1,894,116     Pool RA5855......................................................     2.50%       09/01/51         1,696,675
       425,161     Pool RA6528......................................................     2.50%       02/01/52           380,794
       120,337     Pool SD0499......................................................     3.00%       08/01/50           112,573
     1,068,322     Pool SD0956......................................................     2.50%       04/01/52           956,864
     2,087,031     Pool SD1011......................................................     2.50%       04/01/52         1,870,201
        62,778     Pool SD7502......................................................     3.50%       07/01/49            60,892
       129,043     Pool SD7511......................................................     3.50%       01/01/50           124,403
        79,651     Pool SD7513......................................................     3.50%       04/01/50            76,788
       985,050     Pool SD8194......................................................     2.50%       02/01/52           882,105
     1,033,645     Pool SD8212......................................................     2.50%       05/01/52           925,615
        79,210     Pool ZM1779......................................................     3.00%       09/01/46            75,178


                        See Notes to Financial Statements                Page 85


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                PASS-THROUGH SECURITIES (CONTINUED)
                Federal National Mortgage Association
$       29,613     Pool BE3619......................................................     4.00%       05/01/47    $       29,401
     1,549,223     Pool BQ6913......................................................     2.00%       12/01/51         1,339,567
     2,807,305     Pool BQ7056......................................................     2.00%       01/01/52         2,423,925
       635,147     Pool BT6597......................................................     2.00%       02/01/52           549,141
       731,488     Pool BU9074......................................................     2.00%       01/01/52           632,600
       760,456     Pool BV7761......................................................     2.50%       03/01/52           681,218
     1,418,319     Pool BV8463......................................................     2.50%       04/01/52         1,270,305
     1,039,970     Pool BV8464......................................................     3.00%       04/01/52           975,783
     1,458,201     Pool BV8477......................................................     3.00%       05/01/52         1,352,641
     1,459,215     Pool BV8515......................................................     3.00%       05/01/52         1,353,459
        54,338     Pool CA0995......................................................     3.50%       01/01/48            52,674
       602,075     Pool CA5689......................................................     3.00%       05/01/50           563,834
       992,910     Pool CB2852......................................................     2.00%       11/01/51           858,620
     2,594,324     Pool CB3151......................................................     2.00%       03/01/52         2,242,515
        70,317     Pool FM2870......................................................     3.00%       03/01/50            65,967
     1,491,045     Pool FS0139......................................................     2.50%       01/01/52         1,339,312
     1,128,626     Pool FS1598......................................................     2.00%       04/01/52           975,723
        64,978     Pool MA4093......................................................     2.00%       08/01/40            57,863
        94,979     Pool MA4152......................................................     2.00%       10/01/40            84,569
       145,898     Pool MA4176......................................................     2.00%       11/01/40           129,899
       153,641     Pool MA4204......................................................     2.00%       12/01/40           136,780
       197,286     Pool MA4333......................................................     2.00%       05/01/41           174,893
     1,201,976     Pool MA4387......................................................     2.00%       07/01/41         1,065,434
     2,169,139     Pool MA4437......................................................     2.00%       10/01/51         1,874,040
     1,173,216     Pool MA4438......................................................     2.50%       10/01/51         1,051,122
     1,052,563     Pool MA4512......................................................     2.50%       01/01/52           942,759
     2,936,918     Pool MA4547......................................................     2.00%       02/01/52         2,535,699
     1,035,655     Pool MA4548......................................................     2.50%       02/01/52           927,421
     1,881,518     Pool MA4579......................................................     3.00%       04/01/52         1,745,968
     5,800,000     Pool TBA (e).....................................................     3.50%       09/15/52         5,538,524
     4,400,000     Pool TBA (e).....................................................     4.00%       09/15/52         4,302,375
     3,775,000     Pool TBA (e).....................................................     4.50%       09/15/52         3,759,802
    29,825,000     Pool TBA (e).....................................................     2.00%       10/15/52        25,733,574
    23,625,000     Pool TBA (e).....................................................     2.50%       10/15/52        21,133,093
    12,425,000     Pool TBA (e).....................................................     3.00%       10/15/52        11,512,367
     1,025,000     Pool TBA (e).....................................................     4.50%       10/15/52         1,019,632
                Government National Mortgage Association
        48,737     Pool MA3873......................................................     3.00%       08/20/46            46,594
        61,053     Pool MA4382......................................................     3.50%       04/20/47            59,641
        45,993     Pool MA4778......................................................     3.50%       10/20/47            44,952
        32,166     Pool MA4779......................................................     4.00%       10/20/47            32,150
    13,150,000     Pool TBA (e).....................................................     2.50%       09/15/52        12,007,080
                                                                                                                 --------------
                                                                                                                    123,460,525
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES........................................     126,545,043
                (Cost $129,314,853)                                                                              --------------


Page 86                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES -- 29.8%

                COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.8%
                Alternative Loan Trust
$      218,188     Series 2005-16, Class A4, 1 Mo. LIBOR + 0.48% (a)................     2.92%       06/25/35    $      189,622
        93,298     Series 2006-HY12, Class A5 (c)...................................     3.61%       08/25/36            87,541
       135,520     Series 2007-5CB, Class 1A11......................................     6.00%       04/25/37            86,050
       119,895     Series 2007-15CB, Class A5.......................................     5.75%       07/25/37            82,893
       353,815     Series 2007-HY8C, Class A1, 1 Mo. LIBOR + 0.32% (a)..............     2.76%       09/25/47           323,641
       159,222     Series 2007-OA7, Class A1A, 1 Mo. LIBOR + 0.36% (a)..............     2.80%       05/25/47           137,928
                American Home Mortgage Assets Trust
       330,366     Series 2006-1, Class 1A1, 1 Mo. LIBOR + 0.21% (a)................     2.65%       05/25/46           295,527
       110,298     Series 2006-3, Class 1A1, 12 Mo. Treasury Average +
                      0.97% (a).....................................................     1.83%       10/25/46            98,282
                Banc of America Funding Trust
       130,186     Series 2007-C, Class 7A1, 1 Mo. LIBOR + 0.42% (a)................     2.79%       05/20/47           121,740
                BCAP LLC Trust
        94,209     Series 2006-AA2, Class A1, 1 Mo. LIBOR + 0.34% (a)...............     2.78%       01/25/37            84,542
                Bear Stearns ALT-A Trust
       517,836     Series 2005-1, Class M2, 1 Mo. LIBOR + 1.13% (a).................     3.57%       01/25/35           539,795
       700,031     Series 2006-1, Class 21A2 (c)....................................     3.30%       02/25/36           554,013
                Bear Stearns ARM Trust
       172,353     Series 2005-1, Class 2A1 (c).....................................     3.17%       03/25/35           164,119
                Bear Stearns Mortgage Funding Trust
       102,418     Series 2006-AR5, Class 2A1, 1 Mo. LIBOR + 0.19% (a)..............     2.63%       01/25/37            91,046
                CHL Mortgage Pass-Through Trust
       207,929     Series 2004-25, Class 2A1, 1 Mo. LIBOR + 0.68% (a)...............     3.12%       02/25/35           181,777
       103,271     Series 2007-20, Class A1.........................................     6.50%       01/25/38            55,070
                CIM Trust
       248,421     Series 2021-R3, Class A1A (d)....................................     1.95%       06/25/57           225,151
     1,336,016     Series 2021-NR1, Class A1, steps up to 5.57% on
                      02/25/24 (d) (f)..............................................     2.57%       07/25/55         1,277,014
       421,372     Series 2021-NR2, Class A1, steps up to 5.57% on
                      03/25/24 (d) (f)..............................................     2.57%       07/25/59           401,873
        98,659     Series 2021-NR3, Class A1, Steps-up to 5.57% on
                      04/25/24 (d) (f)..............................................     2.57%       06/25/57            93,071
                Citigroup Mortgage Loan Trust
       261,543     Series 2009-10, Class 2A2 (d)....................................     7.00%       12/25/35           208,560
                Connecticut Avenue Securities Trust
       500,000     Series 2021-R03, Class 1B2, 30 Day Average SOFR +
                      5.50% (a) (d).................................................     7.68%       12/25/41           450,547
                Credit Suisse Mortgage Trust
       538,254     Series 2014-8R, Class 3A2 (c) (d)................................     4.05%       02/27/36           507,781
       299,202     Series 2020-RPL2, Class A12 (d)..................................     3.44%       02/25/60           293,386
       763,261     Series 2021-RP11, Class PT (d)...................................     3.76%       10/25/61           642,982
       503,704     Series 2021-RPL4, Class A1 (d)...................................     1.80%       12/27/60           474,925
                CSMCM Trust
        27,588     Series 2021-RP11, Class CERT (d).................................     3.78%       10/27/61            23,448
                Deutsche Alt-A Securities Mortgage Loan Trust
       195,689     Series 2007-3, Class 2A1, 1 Mo. LIBOR + 0.75% (a)................     3.19%       10/25/47           164,561
                GreenPoint Mortgage Funding Trust
       161,697     Series 2005-AR4, Class G41B, 1 Mo. LIBOR + 0.20% (a).............     2.64%       10/25/45           146,731


                        See Notes to Financial Statements                Page 87


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                GreenPoint MTA Trust
$      317,851     Series 2005-AR1, Class A2, 1 Mo. LIBOR + 0.44% (a)...............     2.88%       06/25/45    $      296,466
        27,502     Series 2005-AR3, Class 1A1, 1 Mo. LIBOR + 0.48% (a)..............     2.92%       08/25/45            21,849
                GSR Mortgage Loan Trust
       230,758     Series 2006-OA1, Class 2A2, 1 Mo. LIBOR + 0.52% (a)..............     2.96%       08/25/46            83,706
                Impac CMB Trust
       212,091     Series 2007-A, Class A, 1 Mo. LIBOR + 0.50% (a) (d)..............     2.94%       05/25/37           203,794
                IndyMac IMSC Mortgage Loan Trust
     1,020,392     Series 2007-F2, Class 1 A4.......................................     6.00%       07/25/37           845,921
                IndyMac INDX Mortgage Loan Trust
       141,682     Series 2005-AR29, Class A1 (c)...................................     3.19%       01/25/36           126,191
     1,051,784     Series 2006-AR2, Class 1A1B, 1 Mo. LIBOR + 0.42% (a).............     2.86%       04/25/46           931,348
        69,834     Series 2006-AR3, Class 2A1A (c)..................................     3.01%       03/25/36            56,420
        62,105     Series 2006-AR9, Class 3A2, 1 Mo. LIBOR + 0.35% (a)..............     2.79%       06/25/36            52,552
       588,795     Series 2006-AR13, Class A3 (c)...................................     3.34%       07/25/36           473,199
       141,791     Series 2006-AR19, Class 5A2 (c)..................................     3.45%       08/25/36           114,661
       506,203     Series 2006-AR31, Class A3 (c)...................................     3.02%       11/25/36           472,026
       781,211     Series 2007-AR21, Class 6A1 (c)..................................     2.80%       09/25/37           609,574
       103,620     Series 2007-FLX2, Class A1A, 1 Mo. LIBOR + 0.16% (a).............     2.60%       04/25/37            89,754
       784,837     Series 2007-FLX3, Class A1, 1 Mo. LIBOR + 0.48% (a)..............     2.92%       06/25/37           712,722
                Lanebrook Mortgage Transaction PLC
GBP    542,229     Series 2021-1, Class X1, SONIA + 2.90% (a) (g)...................     4.47%       07/20/58           624,022
                Lehman XS Trust
$      825,260     Series 2005-7N, Class 1A1A, 1 Mo. LIBOR + 0.54% (a)..............     2.98%       12/25/35           763,847
     1,317,383     Series 2006-4N, Class A1D1, 1 Mo. LIBOR + 0.66% (a)..............     3.10%       04/25/46         1,202,779
       480,602     Series 2006-10N, Class 1A4A, 1 Mo. LIBOR + 0.60% (a).............     3.04%       07/25/46           384,673
       187,036     Series 2007-12N, Class 1A3A, 1 Mo. LIBOR + 0.40% (a).............     2.84%       07/25/47           181,507
                LHOME Mortgage Trust
     1,275,000     Series 2021-RTL3, Class A1, steps up to 3.36% on
                      04/25/24 (d) (f)..............................................     2.36%       09/25/26         1,223,116
                Luminent Mortgage Trust
     1,249,327     Series 2005-1, Class A1, 1 Mo. LIBOR + 0.52% (a).................     2.96%       11/25/35         1,204,750
       929,166     Series 2007-1, Class 1A1, 1 Mo. LIBOR + 0.32% (a)................     2.76%       11/25/36           862,246
                MASTR Adjustable Rate Mortgages Trust
     1,122,069     Series 2006-OA2, Class 1A1, 12 Mo. Treasury Average +
                      0.80% (a).....................................................     1.66%       12/25/46           922,627
       508,722     Series 2007-2, Class A1, 1 Mo. LIBOR + 0.30% (a).................     2.74%       03/25/47           474,161
     1,800,000     Series 2007-HF2, Class A2, 1 Mo. LIBOR + 1.10% (a)...............     3.54%       09/25/37           861,454
                PRPM LLC
     1,130,650     Series 2021-1, Class A1, steps up to 5.12% on 01/25/24 (d) (f)...     2.12%       01/25/26         1,085,768
     1,364,757     Series 2021-3, Class A1, steps up to 4.87% on 04/25/24 (d) (f)...     1.87%       04/25/26         1,290,652
     1,259,001     Series 2021-10, Class A1, steps up to 5.49% on 10/25/24 (d) (f)..     2.49%       10/25/26         1,182,439
     1,318,883     Series 2021-11, Class A1, steps up to 5.49% on 11/25/24 (d) (f)..     2.49%       11/25/26         1,238,370
                RALI Trust
       456,772     Series 2005-QO1, Class A1, 1 Mo. LIBOR + 0.30% (a)...............     2.74%       08/25/35           357,778
       126,238     Series 2006-QA6, Class A1, 1 Mo. LIBOR + 0.38% (a)...............     2.82%       07/25/36           125,023
     3,222,305     Series 2006-QO2, Class A1, 1 Mo. LIBOR + 0.44% (a)...............     2.88%       02/25/46           734,418
       210,063     Series 2006-QS7, Class A2........................................     6.00%       06/25/36           179,176
       322,950     Series 2007-QH4, Class A1, 1 Mo. LIBOR + 0.38% (a)...............     2.82%       05/25/37           291,477


Page 88                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                RALI Trust (Continued)
$      101,652     Series 2007-QS1, Class 1A4.......................................     6.00%       01/25/37    $       86,240
       174,181     Series 2007-QS2, Class A4........................................     6.25%       01/25/37           148,513
                RFMSI Trust
       591,035     Series 2006-S10, Class 1A1.......................................     6.00%       10/25/36           522,912
                Structured Adjustable Rate Mortgage Loan Trust
       712,128     Series 2005-17, Class 3A1 (c)....................................     3.60%       08/25/35           640,756
                Structured Asset Mortgage Investments II Trust
       226,215     Series 2005-AR8, Class A2, 12 Mo. Treasury Average +
                      1.48% (a).....................................................     2.34%       02/25/36           200,086
       639,453     Series 2006-AR6, Class 2A1, 1 Mo. LIBOR + 0.38% (a)..............     2.82%       07/25/46           496,800
     1,244,740     Series 2006-AR7, Class A1A, 1 Mo. LIBOR + 0.42% (a)..............     2.86%       08/25/36         1,177,429
       151,781     Series 2006-AR7, Class A1BG, 1 Mo. LIBOR + 0.12% (a).............     2.56%       08/25/36           140,188
       861,374     Series 2007-AR1, Class 2A1, 1 Mo. LIBOR + 0.18% (a)..............     2.62%       01/25/37           775,187
        46,599     Series 2007-AR3, Class 2A1, 1 Mo. LIBOR + 0.19% (a)..............     2.63%       09/25/47            43,154
                WaMu Mortgage Pass-Through Certificates Trust
       150,029     Series 2005-AR17, Class A1A2, 1 Mo. LIBOR + 0.58% (a)............     3.02%       12/25/45           135,960
        55,084     Series 2006-AR3, Class A1A, 12 Mo. Treasury Average +
                      1.00% (a).....................................................     1.86%       02/25/46            50,228
     1,013,977     Series 2007-OA4, Class 1A, 12 Mo. Treasury Average +
                      0.77% (a).....................................................     1.63%       05/25/47           913,556
                Washington Mutual Mortgage Pass-Through Certificates WMALT
       637,648     Series 2006-AR6, Class 2A, 12 Mo. Treasury Average +
                      0.96% (a).....................................................     1.82%       08/25/46           409,858
       827,445     Series 2006-AR10, Class A2A, 1 Mo. LIBOR + 0.34% (a).............     2.78%       12/25/36           765,697
                                                                                                                 --------------
                                                                                                                     34,790,646
                                                                                                                 --------------

                COMMERCIAL MORTGAGE-BACKED SECURITIES -- 11.0%
                BBCMS Mortgage Trust
       545,000     Series 2020-BID, Class D, 1 Mo. LIBOR + 4.63% (a) (d)............     7.02%       10/15/37           531,136
                BDS Ltd.
       662,000     Series 2020-FL6, Class C, 30 Day Average SOFR+
                      2.36% (a) (d).................................................     4.37%       09/15/35           643,174
                Benchmark Mortgage Trust
       117,000     Series 2020-B18, Class AGNF (d)..................................     4.14%       07/15/53            98,962
                BFLD Trust
       943,000     Series 2020-OBRK, Class A, 1 Mo. LIBOR + 2.05% (a) (d)...........     4.44%       11/15/28           933,699
       200,000     Series 2021-FPM, Class B, 1 Mo. LIBOR + 2.50% (a) (d)............     4.89%       06/15/38           195,144
                BWAY Mortgage Trust
    18,545,654     Series 2013-1515, Class XA, IO (c) (d)...........................     0.70%       03/10/33           200,302
                BX Commercial Mortgage Trust
       793,443     Series 2021-XL2, Class J, 1 Mo. LIBOR + 3.89% (a) (d)............     6.28%       10/15/38           755,014
       744,361     Series 2021-SOAR, Class J, 1 Mo. LIBOR + 3.75% (a) (d)...........     6.14%       06/15/38           699,463
                BX Trust
       605,000     Series 2021-VIEW, Class B, 1 Mo. LIBOR + 1.80% (a) (d)...........     4.19%       06/15/36           582,402
                CAMB Commercial Mortgage Trust
       890,000     Series 2019-LIFE, Class G, 1 Mo. LIBOR + 3.25% (a) (d)...........     5.64%       12/15/37           861,092
                Citigroup Commercial Mortgage Trust
       715,958     Series 2013-GC15, Class XA, IO (c)...............................     0.96%       09/10/46             4,138
     4,449,241     Series 2016-P3, Class XA, IO (c).................................     1.82%       04/15/49           192,899


                        See Notes to Financial Statements                Page 89


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                COMM Mortgage Trust
$    2,599,093     Series 2012-CR4, Class XA, IO (c)................................     1.74%       10/15/45    $           13
     7,207,903     Series 2013-CR12, Class XA, IO (c)...............................     1.24%       10/10/46            59,537
     1,060,930     Series 2013-LC13, Class XA, IO (c)...............................     1.14%       08/10/46             6,778
    24,126,602     Series 2014-CR14, Class XA, IO (c)...............................     0.66%       02/10/47           136,178
    32,033,112     Series 2014-CR16, Class XA, IO (c)...............................     1.10%       04/10/47           389,206
     1,483,556     Series 2014-UBS2, Class XA, IO (c)...............................     1.24%       03/10/47            16,524
    20,885,259     Series 2014-UBS3, Class XA, IO (c)...............................     1.22%       06/10/47           278,636
    11,151,000     Series 2014-UBS3, Class XB, IO (c) (d)...........................     0.42%       06/10/47            54,236
    15,709,915     Series 2014-UBS6, Class XA, IO (c)...............................     1.00%       12/10/47           234,441
     7,000,000     Series 2015-LC21, Class XE, IO (c) (d)...........................     1.23%       07/10/48           183,389
        35,000     Series 2020-CX, Class E (c) (d)..................................     2.77%       11/10/46            25,746
                Credit Suisse Mortgage Trust
       815,000     Series 2018-SITE, Class A (d)....................................     4.28%       04/15/36           787,327
       182,000     Series 2019-UVIL, Class B (c) (d)................................     3.39%       12/15/41           158,756
       800,000     Series 2020-TMIC, Class A, 1 Mo. LIBOR + 3.00% (a) (d)...........     5.39%       12/15/35           793,512
       801,000     Series 2021-BPNY, Class A, 1 Mo. LIBOR + 3.71% (a) (d)...........     6.11%       08/15/23           766,472
                CSAIL Commercial Mortgage Trust
    20,344,184     Series 2015-C2, Class XA, IO (c).................................     0.86%       06/15/57           301,883
     6,016,006     Series 2015-C4, Class XA, IO (c).................................     0.96%       11/15/48           123,700
     2,839,472     Series 2016-C5, Class XA, IO (c).................................     1.07%       11/15/48            64,042
                DBUBS Mortgage Trust
       120,000     Series 2017-BRBK, Class A (d)....................................     3.45%       10/10/34           115,479
                DROP Mortgage Trust
       386,000     Series 2021-FILE, Class B, 1 Mo. LIBOR + 1.70% (a) (d)...........     4.09%       10/15/43           369,531
                European Loan Conduit DAC
EUR    581,855     Series 36A, Class E, 3 Mo. EURIBOR + 3.35% (a) (d)...............     3.68%       02/17/30           540,623
                Frost CMBS DAC
GBP    800,000     Series 2021-1A, Class GBB, SONIA + 1.65% (a) (g).................     3.34%       11/20/33           908,457
                Grace Trust
$    1,000,000     Series 2020-GRCE, Class X, IO (c) (d)............................     0.39%       12/10/40            22,205
                GS Mortgage Securities Corp. II
     5,432,386     Series 2013-GC10, Class XA, IO (c)...............................     1.60%       02/10/46             9,229
                GS Mortgage Securities Trust
       147,654     Series 2011-GC5, Class AS (d)....................................     5.21%       08/10/44           147,196
     1,827,783     Series 2011-GC5, Class XA, IO (c) (h)............................     0.09%       08/10/44                18
    28,709,541     Series 2015-GC28, Class XA, IO (c)...............................     1.12%       02/10/48           523,780
                JP Morgan Chase Commercial Mortgage Securities Trust
     4,619,772     Series 2013-C16, Class XA, IO (c)................................     1.01%       12/15/46            30,511
     1,804,496     Series 2013-LC11, Class XA, IO (c)...............................     1.35%       04/15/46             7,213
    16,176,947     Series 2014-C20, Class XA, IO (c)................................     0.96%       07/15/47           131,611
                JPMBB Commercial Mortgage Securities Trust
       867,780     Series 2015-C32, Class XA, IO (c)................................     1.29%       11/15/48            17,682
                JPMCC Commercial Mortgage Securities Trust
    10,450,940     Series 2017-JP5, Class XA, IO (c)................................     1.00%       03/15/50           282,163
                JPMDB Commercial Mortgage Securities Trust
     5,586,785     Series 2016-C2, Class XA, IO (c).................................     1.65%       06/15/49           229,511
                JPMorgan Chase Commercial Mortgage Securities Trust
       800,000     Series 2020-ACE, Class A (d).....................................     3.29%       01/10/37           759,522


Page 90                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                Last Mile Logistics Pan Euro Finance DAC
EUR    716,788     Series 1A, Class E, 3 Mo. EURIBOR + 2.70% (a) (d)................     3.04%       08/17/33    $      660,020
                MHC Commercial Mortgage Trust
$      205,000     Series 2021-MHC, Class E, 1 Mo. LIBOR + 2.10% (a) (d)............     4.49%       04/15/38           195,405
                Morgan Stanley Bank of America Merrill Lynch Trust
     1,816,811     Series 2013-C13, Class XA, IO (c)................................     1.10%       11/15/46            14,335
     4,398,240     Series 2014-C14, Class XA, IO (c)................................     1.09%       02/15/47            37,655
    10,164,989     Series 2015-C20, Class XA, IO (c)................................     1.40%       02/15/48           209,886
    30,348,377     Series 2015-C25, Class XA, IO (c)................................     1.20%       10/15/48           692,532
                MSCG Trust
     1,151,000     Series 2018-SELF, Class F, 1 Mo. LIBOR + 3.05% (a) (d)...........     5.44%       10/15/37         1,087,914
                One Bryant Park Trust
       125,000     Series 2019-OBP, Class A (d).....................................     2.52%       09/15/54           107,631
                SFAVE Commercial Mortgage Securities Trust
       690,000     Series 2015-5AVE, Class A2A (c) (d)..............................     3.66%       01/05/43           550,209
       340,000     Series 2015-5AVE, Class A2B (c) (d)..............................     4.14%       01/05/43           270,714
                SLG Office Trust
       385,000     Series 2021-OVA, Class G (d).....................................     2.85%       07/15/41           266,960
                SMRT
   105,000,000     Series 2022-MINI, Class XCP, IO (c) (d)..........................     0.73%       01/15/39           285,033
                UBS-Barclays Commercial Mortgage Trust
     1,006,495     Series 2012-C2, Class XA, IO (c) (d).............................     0.81%       05/10/63                10
                Wells Fargo Commercial Mortgage Trust
     8,529,116     Series 2015-C26, Class XA, IO (c)................................     1.34%       02/15/48           197,325
    14,462,758     Series 2015-C27, Class XA, IO (c)................................     0.97%       02/15/48           238,790
    28,169,696     Series 2015-C28, Class XA, IO (c)................................     0.72%       05/15/48           346,718
     1,923,769     Series 2015-LC22, Class XA, IO (c)...............................     0.92%       09/15/58            35,786
     6,590,722     Series 2015-NXS3, Class XA, IO (c)...............................     1.03%       09/15/57           144,917
     3,737,291     Series 2016-C33, Class XA, IO (c)................................     1.75%       03/15/59           165,880
     5,823,000     Series 2016-C37, Class XEF, IO (c) (d)...........................     1.60%       12/15/49           322,504
                WFRBS Commercial Mortgage Trust
        56,679     Series 2012-C9, Class XA, IO (c) (d).............................     1.84%       11/15/45                 1
     3,375,708     Series 2014-C20, Class XA, IO (c)................................     1.07%       05/15/47            37,295
       982,308     Series 2014-C22, Class XA, IO (c)................................     0.94%       09/15/57            11,680
     4,884,507     Series 2014-C24, Class XA, IO (c)................................     0.99%       11/15/47            69,583
    27,148,531     Series 2014-LC14, Class XA, IO (c)...............................     1.42%       03/15/47           336,419
                                                                                                                 --------------
                                                                                                                     20,457,734
                                                                                                                 --------------
                TOTAL MORTGAGE-BACKED SECURITIES...............................................................      55,248,380
                (Cost $60,117,802)                                                                               --------------

ASSET-BACKED SECURITIES -- 24.7%

                Accredited Mortgage Loan Trust
        33,931     Series 2005-1, Class M2, 1 Mo. LIBOR + 1.04% (a).................     3.48%       04/25/35            33,903
                ACE Securities Corp. Home Equity Loan Trust
     1,447,108     Series 2007-HE1, Class A1, 1 Mo. LIBOR + 0.30% (a)...............     2.74%       01/25/37           857,827
                AGL CLO 7 Ltd.
     1,000,000     Series 2020-7A, Class BR, 3 Mo. LIBOR + 1.70% (a) (d)............     4.21%       07/15/34           960,076
                AIG CLO LLC
       320,000     Series 2018-1A, Class BR, 3 Mo. LIBOR + 1.70% (a) (d)............     4.41%       04/20/32           310,477


                        See Notes to Financial Statements                Page 91


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                AMMC CLO Ltd.
$       78,946     Series 2016-19A, Class AR, 3 Mo. LIBOR + 1.14% (a) (d)...........     3.65%       10/16/28    $       78,758
                AMSR Trust
       572,000     Series 2020-SFR1, Class F (d)....................................     3.57%       04/17/37           540,224
       605,000     Series 2020-SFR3, Class G (d)....................................     4.99%       09/17/37           567,827
     1,776,000     Series 2020-SFR5, Class A (d)....................................     1.38%       11/17/37         1,636,445
                Antares CLO Ltd.
     1,200,000     Series 2020-1A, Class A1R, 3 Mo. LIBOR + 1.46% (a) (d)...........     4.24%       10/23/33         1,170,361
                Ares LXII CLO Ltd.
       700,000     Series 2021-62A, Class B, 3 Mo. LIBOR + 1.65% (a) (d)............     4.43%       01/25/34           664,772
                Argent Securities Trust
       759,331     Series 2006-M1, Class A2C, 1 Mo. LIBOR + 0.30% (a)...............     2.74%       07/25/36           233,458
                Argent Securities, Inc., Asset-Backed Pass-Through Certificates
       600,000     Series 2005-W3, Class M2, 1 Mo. LIBOR + 0.69% (a)................     3.13%       11/25/35           512,757
                Blackrock DLF VIII-L CLO Trust
        35,133     Series 2021-1A, Class A, 3 Mo. LIBOR + 1.35% (a) (d).............     4.09%       04/17/32            35,079
                BlueMountain CLO Ltd.
       750,000     Series 2020-30A, Class BR, 3 Mo. CME Term SOFR +
                      1.90% (a) (d).................................................     4.23%       04/15/35           714,959
                Boyce Park CLO Ltd.
     1,178,571     Series 2022-1A, Class M2, IO (d).................................     0.00%       04/21/35            58,612
     1,100,000     Series 2022-1A, Class SUB (d)....................................     0.00%       04/21/35           889,491
                C-BASS Mortgage Loan Trust
       853,629     Series 2007-CB3, Class A3 (f)....................................     3.29%       03/25/37           354,244
       981,674     Series 2007-CB3, Class A4 (f)....................................     3.29%       03/25/37           407,183
                C-BASS Trust
       192,323     Series 2006-CB7, Class A5, 1 Mo. LIBOR + 0.48% (a)...............     2.92%       10/25/36           138,151
                CF Hippolyta Issuer LLC
     1,086,194     Series 2020-1, Class A1 (d)......................................     1.69%       07/15/60           988,243
                CIFC Funding Ltd.
       700,000     Series 2022-2A, Class INCB (d)...................................     0.00%       04/19/35           586,320
                Cologix Data Centers US Issuer LLC
       715,000     Series 2021-1A, Class A2 (d).....................................     3.30%       12/26/51           661,872
                CoreVest American Finance Trust
        29,129     Series 2017-1, Class D (d).......................................     4.36%       10/15/49            29,056
     2,600,408     Series 2021-2, Class XA, IO (c) (d)..............................     3.15%       07/15/54           254,657
                Credit-Based Asset Servicing and Securitization LLC
       137,967     Series 2007-CB6, Class A1, 1 Mo. LIBOR + 0.12% (a) (d)...........     1.74%       07/25/37            96,343
                Dryden CLO Ltd.
       615,000     Series 2019-72A, Class BR, 3 Mo. LIBOR + 1.65% (a) (d)...........     4.56%       05/15/32           594,075
                Eaton Vance CLO Ltd.
       575,000     Series 2019-1A, Class AR, 3 Mo. LIBOR + 1.10% (a) (d)............     3.61%       04/15/31           566,651
                Elmwood CLO VI Ltd.
       600,000     Series 2020-3A, Class BR, 3 Mo. LIBOR + 1.65% (a) (d)............     4.36%       10/20/34           574,665
                First Franklin Mortgage Loan Trust
       565,000     Series 2006-FF7, Class 2A4, 1 Mo. LIBOR + 0.48% (a)..............     2.92%       05/25/36           478,905
       388,957     Series 2006-FF11, Class 2A3, 1 Mo. LIBOR + 0.30% (a).............     2.74%       08/25/36           364,961
                Flexential Issuer
       610,000     Series 2021-1A, Class A2 (d).....................................     3.25%       11/27/51           558,556
                Fremont Home Loan Trust
        58,990     Series 2005-A, Class M3, 1 Mo. LIBOR + 0.74% (a).................     3.18%       01/25/35            57,634


Page 92                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                GCI Funding I LLC
$      956,104     Series 2021-1, Class A (d).......................................     2.38%       06/18/46    $      849,203
                Golub Capital Partners CLO L.P.
     1,100,000     Series 2021-54A, Class A, 3 Mo. LIBOR + 1.53% (a) (d)............     4.36%       08/05/33         1,073,916
                GSAA Home Equity Trust
     1,352,474     Series 2007-6, Class 3A1A, 1 Mo. LIBOR + 0.42% (a)...............     2.86%       05/25/47         1,017,410
                HPS Loan Management Ltd.
     1,000,000     Series 15A-19, Class A1R, 3 Mo. CME Term SOFR +
                      1.32% (a) (d).................................................     3.83%       01/22/35           977,613
                HSI Asset Securitization Corp. Trust
       210,939     Series 2006-WMC1, Class A4, 1 Mo. LIBOR + 0.50% (a)..............     2.94%       07/25/36           104,718
                ITE Rail Fund Levered LP
     1,135,002     Series 2021-3A, Class A (d)......................................     2.21%       06/28/51         1,016,234
                JP Morgan Mortgage Acquisition Trust
     1,415,701     Series 2006-WMC2, Class A4, 1 Mo. LIBOR + 0.30% (a)..............     2.74%       07/25/36           714,509
       127,383     Series 2006-WMC4, Class A1A, 1 Mo. LIBOR + 0.13% (a).............     2.57%       12/25/36            87,238
                Long Beach Mortgage Loan Trust
     3,798,937     Series 2006-9, Class 2A4, 1 Mo. LIBOR + 0.23% (a)................     2.90%       10/25/36         1,366,322
       300,026     Series 2006-10, Class 2A3, 1 Mo. LIBOR + 0.16% (a)...............     2.60%       11/25/36           108,283
                Madison Park Funding XLV Ltd.
       825,000     Series 2020-45A, Class BR, 3 Mo. LIBOR + 1.70% (a) (d)...........     4.21%       07/15/34           792,012
                Mastr Asset Backed Securities Trust
     1,512,866     Series 2006-HE2, Class A3, 1 Mo. LIBOR + 0.30% (a)...............     2.74%       06/25/36           640,597
     1,535,500     Series 2007-HE1, Class A4, 1 Mo. LIBOR + 0.28% (a)...............     2.72%       05/25/37         1,264,852
                Merrill Lynch First Franklin Mortgage Loan Trust
       346,758     Series 2007-1, Class A1, 1 Mo. LIBOR + 0.28% (a).................     2.72%       04/25/37           172,004
       664,062     Series 2007-3, Class A2B, 1 Mo. LIBOR + 0.13% (a)................     2.57%       06/25/37           551,617
                Merrill Lynch Mortgage Investors Trust
     1,172,804     Series 2006-HE6, Class A2B, 1 Mo. LIBOR + 0.30% (a)..............     2.74%       11/25/37           478,021
     1,000,000     Series 2006-OPT1, Class A2D, 1 Mo. LIBOR + 0.24% (a).............     2.68%       08/25/37           831,252
                Morgan Stanley Capital I, Inc., Trust
        23,071     Series 2006-NC2, Class A2D, 1 Mo. LIBOR + 0.58% (a)..............     3.02%       02/25/36            22,770
                Navient Student Loan Trust
       320,000     Series 2015-3, Class B, 1 Mo. LIBOR + 1.50% (a)..................     3.94%       10/25/58           285,033
       975,000     Series 2019-3A, Class B, 1 Mo. LIBOR + 1.55% (a) (d).............     3.99%       07/25/68           929,857
                Nelnet Student Loan Trust
       353,604     Series 2005-4, Class B, 3 Mo. LIBOR + 0.28% (a)..................     2.38%       09/22/35           307,840
       215,000     Series 2014-4A, Class A2, 1 Mo. LIBOR + 0.95% (a) (d)............     3.39%       11/25/48           211,845
       370,000     Series 2015-3A, Class A3, 1 Mo. LIBOR + 0.90% (a) (d)............     3.34%       06/25/54           350,682
                Nomura Home Equity Loan, Inc., Home Equity Loan Trust
        17,817     Series 2006-HE1, Class M1, 1 Mo. LIBOR + 0.62% (a)...............     3.06%       02/25/36            17,803
                Oakwood Mortgage Investors, Inc.
       827,961     Series 1999-C, Class A2..........................................     7.48%       08/15/27           721,119
       582,662     Series 2001-C, Class A2..........................................     5.92%       06/15/31            75,491
                Option One Mortgage Loan Trust
       357,365     Series 2007-4, Class 2A3, 1 Mo. LIBOR + 0.24% (a)................     2.68%       04/25/37           221,251
                Ownit Mortgage Loan Trust
       677,941     Series 2006-6, Class A2C, 1 Mo. LIBOR + 0.32% (a)................     2.76%       09/25/37           365,945
                Palmer Square CLO Ltd.
       400,000     Series 2018-1A, Class A1, 3 Mo. LIBOR + 1.03% (a) (d)............     3.77%       04/18/31           395,906


                        See Notes to Financial Statements                Page 93


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
ASSET-BACKED SECURITIES (CONTINUED)

                Park Avenue Institutional Advisers CLO Ltd.
$      150,000     Series 2018-1A, Class A2R, 3 Mo. LIBOR + 1.60% (a) (d)...........     4.31%       10/20/31    $      145,561
                Park Place Securities Inc Asset-Backed Pass-Through Certificates
       338,020     Series 2004-WWF1, Class M5, 1 Mo. LIBOR + 1.80% (a)..............     4.24%       12/25/34           331,608
                PRET LLC
     1,143,307     Series 2022-RN1, Class A1, steps up to 6.72% on
                      02/25/25 (d) (f)..............................................     3.72%       07/25/51         1,085,496
                Progress Residential Trust
     1,169,000     Series 2019-SFR3, Class F (d)....................................     3.87%       09/17/36         1,133,522
     1,060,000     Series 2021-SFR1, Class H (d)....................................     5.00%       04/17/38           954,920
                Sabey Data Center Issuer LLC
       650,000     Series 2020-1, Class A2 (d)......................................     3.81%       04/20/45           623,753
                Saxon Asset Securities Trust
        74,350     Series 2005-1, Class M2, 1 Mo. LIBOR + 0.72% (a).................     1.90%       05/25/35            71,668
                Securitized Asset Backed Receivables LLC Trust
     1,119,263     Series 2006-CB5, Class A3, 1 Mo. LIBOR + 0.28% (a)...............     2.72%       06/25/36           782,438
        60,156     Series 2006-NC2, Class A3, 1 Mo. LIBOR + 0.48% (a)...............     2.92%       03/25/36            59,233
       371,986     Series 2007-NC2, Class A2B, 1 Mo. LIBOR + 0.14% (a)..............     2.58%       01/25/37           329,595
                SLC Student Loan Trust
       698,345     Series 2008-1, Class A4A, 3 Mo. LIBOR + 1.60% (a)................     3.43%       12/15/32           698,154
                SLM Student Loan Trust
        65,000     Series 2008-4, Class B, 3 Mo. LIBOR + 1.85% (a)..................     4.63%       04/25/73            62,816
       612,187     Series 2008-5, Class A4, 3 Mo. LIBOR + 1.70% (a).................     4.48%       07/25/23           608,336
        65,000     Series 2008-5, Class B, 3 Mo. LIBOR + 1.85% (a)..................     4.63%       07/25/73            63,975
       545,080     Series 2008-6, Class A4, 3 Mo. LIBOR + 1.10% (a).................     3.88%       07/25/23           532,994
                Small Business Lending Trust
       572,840     Series 2019-A, Class D (d).......................................     6.30%       07/15/26           571,265
                Soundview Home Loan Trust
     1,359,591     Series 2007-OPT1, Class 1A1, 1 Mo. LIBOR + 0.20% (a).............     2.64%       06/25/37           997,717
       339,248     Series 2007-OPT1, Class 2A2, 1 Mo. LIBOR + 0.15% (a).............     2.59%       06/25/37           248,765
       197,421     Series 2007-OPT3, Class 1A1, 1 Mo. LIBOR + 0.17% (a).............     2.61%       08/25/37           175,092
                Specialty Underwriting & Residential Finance Trust
     1,210,969     Series 2006-AB3, Class A2C, 1 Mo. LIBOR + 0.48% (a)..............     2.92%       09/25/37           893,779
                Stratus CLO Ltd.
       925,000     Series 2021-3A, Class SUB (d)....................................     0.00%       12/29/29           614,584
                Structured Asset Securities Corp. Mortgage Loan Trust
        58,106     Series 2006-OPT1, Class A1, 1 Mo. LIBOR + 0.18% (a)..............     2.62%       04/25/36            57,408
                TAL Advantage VII LLC
       459,281     Series 2020-1A, Class A (d)......................................     2.05%       09/20/45           414,458
                Textainer Marine Containers VII Ltd.
       817,161     Series 2020-2A, Class A (d)......................................     2.10%       09/20/45           735,867
        82,558     Series 2020-3A, Class A (d)......................................     2.11%       09/20/45            74,243
                TRP LLC
       284,624     Series 2021-1, Class A (d).......................................     2.07%       06/19/51           250,527
                VOYA CLO
       175,000     Series 2017-2A, Class A2AR, 3 Mo. LIBOR + 1.65% (a) (d)..........     4.16%       06/07/30           171,225
                Wachovia Student Loan Trust
       740,529     Series 2006-1, Class B, 3 Mo. LIBOR + 0.24% (a) (d)..............     3.02%       04/25/40           686,026
                WaMu Asset-Backed Certificates WaMu Trust
     1,081,237     Series 2007-HE1, Class 2A4, 1 Mo. LIBOR + 0.23% (a)..............     2.67%       01/25/37           563,296
                                                                                                                 --------------
                TOTAL ASSET-BACKED SECURITIES..................................................................      45,866,206
                (Cost $50,204,656)                                                                               --------------


Page 94                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL                                                                             STATED        STATED
    VALUE                                   DESCRIPTION                                 COUPON       MATURITY        VALUE
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
U.S. GOVERNMENT BONDS AND NOTES -- 6.7%

$      705,000  U.S. Treasury Bond..................................................     2.00%       11/15/41    $      550,575
       465,000  U.S. Treasury Bond..................................................     2.38%       02/15/42           387,330
       100,000  U.S. Treasury Bond..................................................     3.00%       08/15/52            95,172
     1,880,000  U.S. Treasury Note..................................................     3.00%       07/31/24         1,864,505
     2,895,000  U.S. Treasury Note..................................................     3.25%       08/31/24         2,884,144
       305,000  U.S. Treasury Note..................................................     3.13%       08/15/25           302,141
       570,000  U.S. Treasury Note..................................................     3.25%       06/30/27           568,285
     1,550,000  U.S. Treasury Note..................................................     2.75%       07/31/27         1,511,068
     2,770,000  U.S. Treasury Note..................................................     3.13%       08/31/27         2,750,091
     1,585,000  U.S. Treasury Note..................................................     2.75%       08/15/32         1,533,735
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT BONDS AND NOTE...........................................................      12,447,046
                (Cost $12,698,143)                                                                               --------------

U.S. GOVERNMENT AGENCY SECURITIES -- 4.4%

     2,770,000  Federal Home Loan Banks.............................................     1.04%       06/14/24         2,640,652
       760,000  Federal Home Loan Banks.............................................     1.61%       09/04/24           728,743
       760,000  Federal Home Loan Banks.............................................     1.61%       09/04/24           728,744
     4,230,000  Federal Home Loan Banks.............................................     1.20%       12/23/24         4,011,122
                                                                                                                 --------------
                TOTAL U.S. GOVERNMENT AGENCY SECURITIES........................................................       8,109,261
                (Cost $8,520,000)                                                                                --------------

U.S. TREASURY BILLS -- 9.0%

     2,375,000  U.S. Treasury Bill..................................................      (b)        09/01/22         2,375,000
       900,000  U.S. Treasury Bill..................................................      (b)        09/15/22           899,248
     2,595,000  U.S. Treasury Bill..................................................      (b)        10/06/22         2,589,462
       875,000  U.S. Treasury Bill..................................................      (b)        10/20/22           872,055
     1,240,000  U.S. Treasury Bill..................................................      (b)        11/03/22         1,234,317
     1,160,000  U.S. Treasury Bill..................................................      (b)        12/01/22         1,151,595
     1,010,000  U.S. Treasury Bill..................................................      (b)        01/05/23           999,516
     6,740,000  U.S. Treasury Bill..................................................      (b)        01/19/23         6,661,301
                                                                                                                 --------------
                TOTAL U.S. TREASURY BILLS......................................................................      16,782,494
                (Cost $16,795,168)                                                                               --------------



    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 5.1%

     9,430,866  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 1.87% (i).....       9,430,866
                (Cost $9,430,866)                                                                                --------------
                TOTAL INVESTMENTS -- 147.9%....................................................................     274,429,296
                (Cost $287,081,488)
                NET OTHER ASSETS AND LIABILITIES -- (47.9)%....................................................     (88,921,971)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  185,507,325
                                                                                                                 ==============


                        See Notes to Financial Statements                Page 95


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


FORWARD FOREIGN CURRENCY CONTRACTS AT AUGUST 31, 2022 (See Note 2E - Forward Foreign Currency Contracts in the Notes to Financial
Statements):

                                                                            PURCHASE VALUE       SALE VALUE        UNREALIZED
  SETTLEMENT                           AMOUNT               AMOUNT              AS OF              AS OF          APPRECIATION
     DATE         COUNTERPARTY        PURCHASED              SOLD             8/31/2022          8/31/2022       (DEPRECIATION)
--------------   --------------   -----------------   ------------------   ----------------   ----------------   --------------
  10/07/2022           GS         USD     1,357,765   EUR      1,283,000    $    1,357,765     $    1,292,606    $       65,159
  10/07/2022          Citi        USD     1,881,050   GBP      1,535,000         1,881,050          1,784,523            96,527
  10/07/2022           GS         EUR        80,000   USD         81,196            80,599             81,196              (597)
  10/07/2022          Citi        GBP       226,000   USD        271,513           262,737            271,513            (8,776)
                                                                                                                 --------------
Net Unrealized Appreciation (Depreciation)                                                                       $      152,313
                                                                                                                 ==============


Counterparty Abbreviations:
Citi - Citibank N.A.
GS   - Goldman Sachs and Co.


FUTURES CONTRACTS AT AUGUST 31, 2022 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                         NUMBER OF                                               (DEPRECIATION)/
         FUTURES CONTRACTS              POSITION         CONTRACTS       EXPIRATION DATE      NOTIONAL VALUE          VALUE
----------------------------------   --------------   ---------------   ------------------   -----------------   --------------
U.S. 2-Year Treasury Notes                Long              114              Dec-2022         $    23,749,406    $      (52,013)
U.S. 5-Year Treasury Notes                Long               94              Dec-2022              10,417,110           (49,127)
Ultra 10-Year U.S. Treasury Notes         Long               48              Dec-2022               6,009,000           (37,575)
Ultra U.S. Treasury Bond Futures          Short              14              Dec-2022              (2,093,000)            4,427
                                                                                              ---------------    --------------
                                                                                              $    38,082,516    $     (134,288)
                                                                                              ===============    ==============


(a)   Floating or variable rate security.

(b)   Zero coupon security.

(c)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's Advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2022, securities noted as such amounted to $52,961,241 or 28.5% of net assets.

(e)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls in the Notes to Financial
      Statements).

(f)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(g)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(h)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(i)   Rate shown reflects yield as of August 31, 2022.

Page 96                 See Notes to Financial Statements


FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

EURIBOR - Euro Interbank Offered Rate
IO      - Interest-Only Security - Principal amount shown represents par value on which interest payments are based
LIBOR   - London Interbank Offered Rate
PO      - Principal-Only Security
SOFR    - Secured Overnight Financing Rate
SONIA   - Sterling Overnight Index Average
TBA     - To-Be-Announced Security

Currency Abbreviations:
GBP     - British Pound Sterling
EUR     - Euro
USD     - United States Dollar

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           2/28/2022           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
U.S. Government Agency Mortgage-Backed Securities....   $    126,545,043   $            --   $    126,545,043   $             --
Mortgage-Backed Securities...........................         55,248,380                --         55,248,380                 --
Asset-Backed Securities..............................         45,866,206                --         45,866,206                 --
U.S. Government Bonds and Notes......................         12,447,046                --         12,447,046                 --
U.S. Government Agency Securities....................          8,109,261                --          8,109,261                 --
U.S. Treasury Bills..................................         16,782,494                --         16,782,494                 --
Money Market Funds...................................          9,430,866         9,430,866                 --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total Investments....................................        274,429,296         9,430,866        264,998,430                 --
Forward Foreign Currency Contracts...................            161,686                --            161,686                 --
Futures Contracts*...................................              4,427             4,427                 --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total................................................   $    274,595,409   $     9,435,293   $    265,160,116   $             --
                                                        ================   ===============   ================   ================

                                                       LIABILITIES TABLE
                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           2/28/2022           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Forward Foreign Currency Contracts...................   $         (9,373)  $            --   $         (9,373)  $             --
Futures Contracts*...................................           (138,715)         (138,715)                --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total. . . ..........................................   $       (148,088)  $      (138,715)  $         (9,373)  $             --
                                                        ================   ===============   ================   ================


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

                        See Notes to Financial Statements                Page 97


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES -- 61.5%

                ANGOLA -- 2.6%
       250,000  Angolan Government International Bond (USD) (a).....................     8.75%       04/14/32    $      205,610
                                                                                                                 --------------

                ARGENTINA -- 1.0%
        18,177  Argentine Republic Government International Bond, steps up to
                   3.63% on 07/10/2023 (USD) (b)....................................     1.50%       07/09/35             4,112
       128,605  Argentine Republic Government International Bond, steps up to
                   4.25% on 07/10/2023 (USD) (b)....................................     3.88%       01/09/38            36,330
       143,894  Argentine Republic Government International Bond, steps up to
                   4.88% on 07/10/2029 (USD) (b)....................................     3.50%       07/09/41            38,026
                                                                                                                 --------------
                                                                                                                         78,468
                                                                                                                 --------------

                BRAZIL -- 2.2%
       200,000  Brazilian Government International Bond (USD).......................     3.88%       06/12/30           174,963
                                                                                                                 --------------

                CHILE -- 2.8%
       300,000  Chile Government International Bond (USD)...........................     3.10%       05/07/41           220,697
                                                                                                                 --------------

                DOMINICAN REPUBLIC -- 4.0%
       250,000  Dominican Republic International Bond (USD) (a).....................     4.88%       09/23/32           202,662
       150,000  Dominican Republic International Bond (USD) (a).....................     5.30%       01/21/41           111,626
                                                                                                                 --------------
                                                                                                                        314,288
                                                                                                                 --------------

                ECUADOR -- 1.0%
        42,000  Ecuador Government International Bond, steps up to 3.50% on
                   08/01/2023 (USD) (a) (b).........................................     2.50%       07/31/35            16,267
       112,700  Ecuador Government International Bond, steps up to 6.00% on
                   08/01/2023 (USD) (b) (c).........................................     5.50%       07/31/30            60,117
                                                                                                                 --------------
                                                                                                                         76,384
                                                                                                                 --------------

                EGYPT -- 3.1%
       300,000  Egypt Government International Bond (USD) (c).......................     6.59%       02/21/28           237,941
                                                                                                                 --------------

                GABON -- 1.9%
       200,000  Gabon Government International Bond (USD) (c).......................     6.63%       02/06/31           149,306
                                                                                                                 --------------

                GUATEMALA -- 2.0%
       200,000  Guatemala Government Bond (USD) (a).................................     4.65%       10/07/41           159,036
                                                                                                                 --------------

                INDONESIA -- 2.1%
       200,000  Perusahaan Penerbit SBSN Indonesia III (USD) (a)....................     3.80%       06/23/50           165,446
                                                                                                                 --------------

                IRAQ -- 1.9%
       171,875  Iraq International Bond (USD) (c)...................................     5.80%       01/15/28           144,001
                                                                                                                 --------------

                JORDAN -- 2.6%
       200,000  Jordan Government International Bond (USD) (a)......................     7.75%       01/15/28           198,650
                                                                                                                 --------------

                MEXICO -- 5.6%
       200,000  Mexico Government International Bond (USD)..........................     4.88%       05/19/33           192,129
       300,000  Mexico Government International Bond (USD)..........................     4.28%       08/14/41           242,029
                                                                                                                 --------------
                                                                                                                        434,158
                                                                                                                 --------------

                NIGERIA -- 1.7%
       200,000  Nigeria Government International Bond (USD) (a).....................     7.70%       02/23/38           128,816
                                                                                                                 --------------


Page 98                 See Notes to Financial Statements


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                OMAN -- 2.6%
       200,000  Oman Government International Bond (USD) (c)........................     6.00%       08/01/29    $      200,092
                                                                                                                 --------------

                PANAMA -- 3.0%
       300,000  Panama Government International Bond (USD)..........................     2.25%       09/29/32           234,125
                                                                                                                 --------------

                PARAGUAY -- 2.0%
       200,000  Paraguay Government International Bond (USD) (c)....................     2.74%       01/29/33           158,789
                                                                                                                 --------------

                PERU -- 3.0%
       100,000  Peruvian Government International Bond (USD)........................     2.78%       01/23/31            85,398
       184,000  Peruvian Government International Bond (USD)........................     3.00%       01/15/34           150,563
                                                                                                                 --------------
                                                                                                                        235,961
                                                                                                                 --------------

                PHILIPPINES -- 3.5%
       100,000  Philippine Government International Bond (USD)......................     6.38%       10/23/34           115,357
       200,000  Philippine Government International Bond (USD)......................     3.20%       07/06/46           155,745
                                                                                                                 --------------
                                                                                                                        271,102
                                                                                                                 --------------

                QATAR -- 2.6%
       200,000  Qatar Government International Bond (USD) (a).......................     3.75%       04/16/30           201,495
                                                                                                                 --------------

                ROMANIA -- 1.4%
       114,000  Romanian Government International Bond (USD) (a)....................     3.00%       02/27/27           103,076
         4,000  Romanian Government International Bond (USD) (a)....................     3.00%       02/14/31             3,200
                                                                                                                 --------------
                                                                                                                        106,276
                                                                                                                 --------------

                SOUTH AFRICA -- 2.3%
       200,000  Republic of South Africa Government International Bond (USD)........     4.85%       09/30/29           177,746
                                                                                                                 --------------

                TURKEY -- 2.1%
       200,000  Turkey Government International Bond (USD)..........................     4.25%       04/14/26           166,570
                                                                                                                 --------------

                UNITED ARAB EMIRATES -- 2.8%
       250,000  Abu Dhabi Government International Bond (USD) (c)...................     1.70%       03/02/31           214,523
                                                                                                                 --------------

                URUGUAY -- 1.7%
       104,000  Uruguay Government International Bond (USD).........................     4.38%       01/23/31           106,716
        25,000  Uruguay Government International Bond (USD).........................     4.98%       04/20/55            25,220
                                                                                                                 --------------
                                                                                                                        131,936
                                                                                                                 --------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES........................................................       4,786,379
                (Cost $5,581,429)                                                                                --------------

FOREIGN CORPORATE BONDS AND NOTES -- 34.3%

                ELECTRIC -- 2.4%
       200,000  Eskom Holdings SOC Ltd. (USD) (c)...................................     6.35%       08/10/28           189,824
                                                                                                                 --------------

                INTERNET -- 2.2%
       200,000  Alibaba Group Holding Ltd. (USD)....................................     4.00%       12/06/37           168,308
                                                                                                                 --------------

                MINING -- 5.9%
       200,000  Freeport Indonesia PT (USD) (a).....................................     5.32%       04/14/32           185,952
       275,000  Indonesia Asahan Aluminium Persero PT (USD) (a).....................     5.45%       05/15/30           270,248
                                                                                                                 --------------
                                                                                                                        456,200
                                                                                                                 --------------


                        See Notes to Financial Statements                Page 99


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


  PRINCIPAL
    VALUE
    (LOCAL                                                                              STATED        STATED         VALUE
  CURRENCY)                                 DESCRIPTION                                 COUPON       MATURITY    (U.S. DOLLAR)
--------------  --------------------------------------------------------------------  -----------  ------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                OIL & GAS -- 21.7%
        15,000  Ecopetrol S.A. (USD)................................................     4.63%       11/02/31    $       11,741
        30,000  Ecopetrol S.A. (USD)................................................     5.88%       11/02/51            20,181
       200,000  Gran Tierra Energy, Inc. (USD) (c)..................................     7.75%       05/23/27           164,736
       200,000  KazMunayGas National Co. JSC (USD) (a)..............................     3.50%       04/14/33           158,045
       200,000  Oil and Gas Holding (The) Co. BSCC (USD) (c)........................     7.63%       11/07/24           203,605
        81,000  Petroleos Mexicanos (USD)...........................................     6.63%       06/15/35            58,283
       120,000  Petroleos Mexicanos (USD)...........................................     6.50%       06/02/41            76,782
       149,000  Petroleos Mexicanos (USD)...........................................     7.69%       01/23/50           102,813
       200,000  Qatar Energy (USD) (a)..............................................     2.25%       07/12/31           174,825
       200,000  Qatar Energy (USD) (a)..............................................     3.13%       07/12/41           163,163
       200,000  SA Global Sukuk Ltd. (USD) (c)......................................     2.69%       06/17/31           182,258
       225,000  Saudi Arabian Oil Co. (USD) (c).....................................     2.25%       11/24/30           196,331
       200,000  Tengizchevroil Finance Co. International Ltd. (USD) (c).............     4.00%       08/15/26           172,670
                                                                                                                 --------------
                                                                                                                      1,685,433
                                                                                                                 --------------

                PIPELINES -- 2.1%
       196,522  Galaxy Pipeline Assets Bidco Ltd. (USD) (a).........................     2.94%       09/30/40           164,476
                                                                                                                 --------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES........................................................       2,664,241
                (Cost $2,904,481)                                                                                --------------

    SHARES                                               DESCRIPTION                                                 VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 3.1%

       244,275  JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class - 1.87% (d).....         244,275
                (Cost $244,275)                                                                                  --------------

                TOTAL INVESTMENTS -- 98.9%.....................................................................       7,694,895
                (Cost $8,730,185)
                NET OTHER ASSETS AND LIABILITIES -- 1.1%.......................................................          87,002
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $    7,781,897
                                                                                                                 ==============


(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2022, securities noted as such amounted to $2,612,593 or 33.6% of net assets.

(b)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(c)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(d)   Rate shown reflects yield as of August 31, 2022.

Currency Abbreviations:
USD   - United States Dollar

Page 100                See Notes to Financial Statements


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                 LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                            VALUE AT           QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           8/31/2022           PRICES             INPUTS             INPUTS
                                                        ----------------   ---------------   ----------------   ----------------
Foreign Sovereign Bonds and Notes*...................   $      4,786,379   $            --   $      4,786,379   $             --
Foreign Corporate Bonds and Notes**..................          2,664,241                --          2,664,241                 --
Money Market Funds...................................            244,275           244,275                 --                 --
                                                        ----------------   ---------------   ----------------   ----------------
Total Investments....................................   $      7,694,895   $       244,275   $      7,450,620   $             --
                                                        ================   ===============   ================   ================


*   See Portfolio of Investments for country breakout.
**  See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements               Page 101


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2022


                                                      FIRST TRUST TCW   FIRST TRUST TCW   FIRST TRUST TCW   FIRST TRUST TCW
                                                       OPPORTUNISTIC     UNCONSTRAINED      SECURITIZED        EMERGING
                                                       FIXED INCOME        PLUS BOND           PLUS          MARKETS DEBT
                                                            ETF               ETF               ETF               ETF
                                                          (FIXD)            (UCON)            (DEED)            (EFIX)
                                                      ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at value..............................   $ 4,179,978,378   $ 1,433,106,770   $   274,429,296   $     7,694,895
Options contracts purchased, at value..............            12,819                --                --                --
Swap contracts, at value...........................         7,362,896           865,964                --                --
Cash...............................................         8,850,236                --           744,189                --
Cash segregated as collateral for open swap
   contracts.......................................        26,120,669         4,004,898                --                --
Cash segregated as collateral for open futures
   contracts.......................................        23,777,000         5,734,829           455,000                --
Unrealized appreciation on forward foreign
   currency contracts..............................           262,630           133,993           161,686                --
Due from authorized participant....................                --            38,250                --                --
Receivables:
   Investment securities sold......................       482,544,524       149,887,301        61,083,017            29,267
   Interest........................................        18,766,934         7,211,802           836,116            90,965
   Variation margin................................           243,448           675,117             6,328                --
   Dividends.......................................           149,633            42,989             8,453               450
   Capital shares sold.............................                --         3,697,173                --                --
   Reclaims........................................                --                --               490                --
                                                      ---------------   ---------------   ---------------   ---------------
   Total Assets....................................     4,748,069,167     1,605,399,086       337,724,575         7,815,577
                                                      ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Due to custodian...................................                --           507,525                --                --
Options contracts written, at value................            19,906                --                --                --
Swap contracts, at value...........................        24,639,372         3,592,734                --                --
Unrealized depreciation on forward foreign
   currency contracts..............................                --                --             9,373                --
Payables:
   Investment securities purchased.................     1,173,287,255       331,690,584       152,103,689            27,933
   Investment advisory fees........................         1,679,656           793,705           104,188             5,747
                                                      ---------------   ---------------   ---------------   ---------------
   Total Liabilities...............................     1,199,626,189       336,584,548       152,217,250            33,680
                                                      ---------------   ---------------   ---------------   ---------------
NET ASSETS.........................................   $ 3,548,442,978   $ 1,268,814,538   $   185,507,325   $     7,781,897
                                                      ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Paid-in capital....................................   $ 4,258,991,692   $ 1,346,571,645   $   216,912,170   $    10,834,139
Par value..........................................           768,500           516,500            81,500             5,000
Accumulated distributable earnings (loss)..........      (711,317,214)      (78,273,607)      (31,486,345)       (3,057,242)
                                                      ---------------   ---------------   ---------------   ---------------
NET ASSETS.........................................   $ 3,548,442,978   $ 1,268,814,538   $   185,507,325   $     7,781,897
                                                      ===============   ===============   ===============   ===============
NET ASSET VALUE, per share.........................   $         46.17   $         24.57   $         22.76   $         15.56
                                                      ===============   ===============   ===============   ===============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)...        76,850,002        51,650,002         8,150,002            50,002
                                                      ===============   ===============   ===============   ===============
Investments, at cost...............................   $ 4,497,824,224   $ 1,508,882,055   $   287,081,488   $     8,730,185
                                                      ===============   ===============   ===============   ===============
Premiums paid on options contracts purchased.......   $     1,113,442   $            --   $            --   $            --
                                                      ===============   ===============   ===============   ===============
Premiums received on options contracts written.....   $     1,053,958   $            --   $            --   $            --
                                                      ===============   ===============   ===============   ===============


Page 102                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2022


                                                      FIRST TRUST TCW   FIRST TRUST TCW   FIRST TRUST TCW   FIRST TRUST TCW
                                                       OPPORTUNISTIC     UNCONSTRAINED      SECURITIZED        EMERGING
                                                       FIXED INCOME        PLUS BOND           PLUS          MARKETS DEBT
                                                            ETF               ETF               ETF               ETF
                                                          (FIXD)            (UCON)            (DEED)            (EFIX)
                                                      ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
Interest...........................................   $   105,545,540   $    30,674,278   $     6,154,581   $       623,790
Dividends..........................................           427,814            98,549            24,498             1,303
                                                      ---------------   ---------------   ---------------   ---------------
   Total investment income.........................       105,973,354        30,772,827         6,179,079           625,093
                                                      ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees...........................        30,140,760         8,430,707         1,814,295           122,515
                                                      ---------------   ---------------   ---------------   ---------------
   Total expenses..................................        30,140,760         8,430,707         1,814,295           122,515
   Less fees waived by the investment advisor......        (4,637,040)         (991,848)         (241,906)          (12,896)
                                                      ---------------   ---------------   ---------------   ---------------
   Net expenses....................................        25,503,720         7,438,859         1,572,389           109,619
                                                      ---------------   ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS).......................        80,469,634        23,333,968         4,606,690           515,474
                                                      ---------------   ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.....................................      (332,384,182)      (22,586,904)      (18,790,631)       (1,839,309)
   Futures contracts...............................         1,164,316        18,843,815        (1,374,033)               --
   Purchased swaptions contracts...................           731,036                --                --                --
   Purchased options contracts.....................         1,943,723                --                --                --
   Written swaptions contracts.....................           719,597           157,853                --                --
   Written options contracts.......................       (15,952,507)               --                --                --
   Forward foreign currency contracts..............         3,093,466           237,168           386,587                --
   Swap contracts..................................           (29,429)          151,921                --                --
   Foreign currency transactions...................          (209,608)            5,283            23,650            (3,448)
                                                      ---------------   ---------------   ---------------   ---------------
Net realized gain (loss)...........................      (340,923,588)       (3,190,864)      (19,754,427)       (1,842,757)
                                                      ---------------   ---------------   ---------------   ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.....................................      (374,955,293)      (81,469,903)      (13,550,802)       (1,096,350)
   Purchased swaptions contracts...................            44,321                --                --                --
   Purchased options contracts.....................        (1,234,771)               --                --                --
   Written options contracts.......................         1,011,380                --                --                --
   Futures contracts...............................          (490,310)          865,345          (129,613)               --
   Forward foreign currency contracts..............           262,630           133,993           151,299                --
   Swap contracts..................................       (16,971,575)       (2,694,881)               --                --
   Foreign currency translation....................            (1,466)             (994)             (806)              140
                                                      ---------------   ---------------   ---------------   ---------------
Net change in unrealized appreciation
   (depreciation)..................................      (392,335,084)      (83,166,440)      (13,529,922)       (1,096,210)
                                                      ---------------   ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS).....................................      (733,258,672)      (86,357,304)      (33,284,349)       (2,938,967)
                                                      ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.......................   $  (652,789,038)  $   (63,023,336)  $   (28,677,659)  $    (2,423,493)
                                                      ===============   ===============   ===============   ===============


                        See Notes to Financial Statements               Page 103


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                                      FIRST TRUST TCW                     FIRST TRUST TCW
                                                                    OPPORTUNISTIC FIXED                    UNCONSTRAINED
                                                                         INCOME ETF                        PLUS BOND ETF
                                                                           (FIXD)                              (UCON)
                                                             ----------------------------------  ----------------------------------
                                                                   YEAR              YEAR              YEAR              YEAR
                                                                  ENDED             ENDED             ENDED             ENDED
                                                                8/31/2022         8/31/2021         8/31/2022         8/31/2021
                                                             ----------------  ----------------  ----------------  ----------------
OPERATIONS:
Net investment income (loss)..............................   $     80,469,634  $     64,284,996  $     23,333,968  $      6,253,847
Net realized gain (loss)..................................       (340,923,588)      (18,394,631)       (3,190,864)        5,247,642
Net change in unrealized appreciation (depreciation)......       (392,335,084)       (9,964,130)      (83,166,440)         (817,200)
                                                             ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets resulting
   from operations........................................       (652,789,038)       35,926,235       (63,023,336)       10,684,289
                                                             ----------------  ----------------  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................        (82,614,627)     (135,544,495)      (21,248,341)       (8,311,326)
Return of capital.........................................                 --        (3,126,328)               --                --
                                                             ----------------  ----------------  ----------------  ----------------
Total distributions to shareholders.......................        (82,614,627)     (138,670,823)      (21,248,341)       (8,311,326)
                                                             ----------------  ----------------  ----------------  ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................        394,188,882     1,797,708,750       775,430,197       401,649,334
Cost of shares redeemed...................................     (1,408,009,711)      (37,801,569)      (30,661,288)               --
                                                             ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................     (1,013,820,829)    1,759,907,181       744,768,909       401,649,334
                                                             ----------------  ----------------  ----------------  ----------------
Total increase (decrease) in net assets...................     (1,749,224,494)    1,657,162,593       660,497,232       404,022,297

NET ASSETS:
Beginning of period.......................................      5,297,667,472     3,640,504,879       608,317,306       204,295,009
                                                             ----------------  ----------------  ----------------  ----------------
End of period.............................................   $  3,548,442,978  $  5,297,667,472  $  1,268,814,538  $    608,317,306
                                                             ================  ================  ================  ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................         98,150,002        66,000,002        22,900,002         7,800,002
Shares sold...............................................          7,900,000        32,850,000        30,000,000        15,100,000
Shares redeemed...........................................        (29,200,000)         (700,000)       (1,250,000)               --
                                                             ----------------  ----------------  ----------------  ----------------
Shares outstanding, end of period.........................         76,850,002        98,150,002        51,650,002        22,900,002
                                                             ================  ================  ================  ================


(a)   Inception date is February 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 104                See Notes to Financial Statements



         FIRST TRUST TCW                     FIRST TRUST TCW
           SECURITIZED                       EMERGING MARKETS
             PLUS ETF                            DEBT ETF
              (DEED)                              (EFIX)
----------------------------------  ----------------------------------
      YEAR              YEAR              YEAR             PERIOD
     ENDED             ENDED             ENDED              ENDED
   8/31/2022         8/31/2021         8/31/2022        8/31/2021 (a)
----------------  ----------------  ----------------  ----------------

$      4,606,690  $        790,516  $        515,474  $        393,399
     (19,754,427)        1,584,680        (1,842,757)         (111,065)
     (13,529,922)          204,936        (1,096,210)           60,920
----------------  ----------------  ----------------  ----------------

     (28,677,659)        2,580,132        (2,423,493)          343,254
----------------  ----------------  ----------------  ----------------

      (4,631,176)       (1,603,367)         (549,502)         (427,501)
              --                --                --                --
----------------  ----------------  ----------------  ----------------
      (4,631,176)       (1,603,367)         (549,502)         (427,501)
----------------  ----------------  ----------------  ----------------

      84,294,818       203,281,137                --        20,034,040
     (93,022,828)       (2,590,248)       (9,194,901)               --
----------------  ----------------  ----------------  ----------------

      (8,728,010)      200,690,889        (9,194,901)       20,034,040
----------------  ----------------  ----------------  ----------------
     (42,036,845)      201,667,654       (12,167,896)       19,949,793

     227,544,170        25,876,516        19,949,793                --
----------------  ----------------  ----------------  ----------------
$    185,507,325  $    227,544,170  $      7,781,897  $     19,949,793
================  ================  ================  ================

       8,750,002         1,000,002         1,000,002                --
       3,250,000         7,850,000                --         1,000,002
      (3,850,000)         (100,000)         (500,000)               --
----------------  ----------------  ----------------  ----------------
       8,150,002         8,750,002           500,002         1,000,002
================  ================  ================  ================


                        See Notes to Financial Statements               Page 105


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF (FIXD)



                                                                               YEAR ENDED AUGUST 31,
                                                      ------------------------------------------------------------------------
                                                          2022           2021           2020           2019           2018
                                                      ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period.................  $    53.98     $    55.16     $    52.97     $    49.40     $    51.01
                                                       ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................        0.88           0.76           1.06           1.39           1.15
Net realized and unrealized gain (loss)..............       (7.76)         (0.34)          2.85           3.63          (1.46)
                                                       ----------     ----------     ----------     ----------     ----------
Total from investment operations.....................       (6.88)          0.42           3.91           5.02          (0.31)
                                                       ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................       (0.93)         (0.81)         (1.12)         (1.45)         (1.30)
Net realized gain....................................          --          (0.75)         (0.60)            --          (0.00) (b)
Return of capital....................................          --          (0.04)            --             --             --
                                                       ----------     ----------     ----------     ----------     ----------
Total distributions..................................       (0.93)         (1.60)         (1.72)         (1.45)         (1.30)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period.......................  $    46.17     $    53.98     $    55.16     $    52.97     $    49.40
                                                       ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (c).....................................      (12.84)%         0.77%          7.57%         10.33%         (0.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................  $3,548,443     $5,297,667     $3,640,505     $  900,459      $ 318,605
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........        0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of net expenses to average net assets..........        0.55%          0.55%          0.55%          0.55%          0.55%
Ratio of net investment income (loss) to average
   net assets........................................        1.74%          1.34%          1.61%          2.69%          2.29%
Portfolio turnover rate (d) (e)......................         445%           497%           431%           246%           358%


FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF (UCON)


                                                                                                                     PERIOD
                                                                        YEAR ENDED AUGUST 31,                        ENDED
                                                      ---------------------------------------------------------   ------------
                                                          2022           2021           2020           2019       8/31/2018 (a)
                                                      ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period.................  $    26.56     $    26.19     $    25.79     $    25.12     $    25.00
                                                       ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................        0.55           0.53           0.75           0.77           0.17
Net realized and unrealized gain (loss)..............       (2.01)          0.52           0.50           0.75           0.10
                                                       ----------     ----------     ----------     ----------     ----------
Total from investment operations.....................       (1.46)          1.05           1.25           1.52           0.27
                                                       ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................       (0.52)         (0.51)         (0.85)         (0.81)         (0.15)
Net realized gain....................................       (0.01)         (0.17)            --          (0.04)            --
                                                       ----------     ----------     ----------     ----------     ----------
Total distributions..................................       (0.53)         (0.68)         (0.85)         (0.85)         (0.15)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period.......................  $    24.57     $    26.56     $    26.19     $    25.79     $    25.12
                                                       ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (c).....................................       (5.55)%         4.04%          4.97%          6.15%          1.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................  $1,268,815     $  608,317     $  204,295     $  207,606     $  25,125
Ratios to average net assets:
Ratio of total expenses to average net assets........        0.85%          0.85%          0.85%          0.85%          0.85% (f)
Ratio of net expenses to average net assets..........        0.75%          0.75%          0.75%          0.75%          0.75% (f)
Ratio of net investment income (loss) to average
   net assets........................................        2.35%          1.90%          2.88%          3.16%          2.68% (f)
Portfolio turnover rate (d)..........................         208% (g)       190% (g)       111% (g)        40% (g)        70%


(a)   Inception date is June 4, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   The portfolio turnover rate not including mortgage dollar rolls was 271%,
      282%, 270%, 223% and 241% for the periods ending August 31, 2022, August
      31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018,
      respectively. (f) Annualized.

(g)   The portfolio turnover rate not including mortgage dollar rolls was 43%,
      40%, 67% and 39% for the periods ending August 31, 2022, August 31, 2021,
      August 31, 2020 and August 31, 2019 respectively.

Page 106                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TCW SECURITIZED PLUS ETF (DEED)


                                                                                       PERIOD
                                                          YEAR ENDED AUGUST 31,        ENDED
                                                      ---------------------------   ------------
                                                          2022           2021       8/31/2020 (a)
                                                      ------------   ------------   ------------
Net asset value, beginning of period.................  $    26.01     $    25.88     $    25.00
                                                       ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................        0.49           0.28           0.08
Net realized and unrealized gain (loss)..............       (3.28)          0.47           0.87
                                                       ----------     ----------     ----------
Total from investment operations.....................       (2.79)          0.75           0.95
                                                       ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................       (0.39)         (0.29)         (0.07)
Net realized gain....................................       (0.07)         (0.33)            --
                                                       ----------     ----------     ----------
Total distributions..................................       (0.46)         (0.62)         (0.07)
                                                       ----------     ----------     ----------
Net asset value, end of period.......................  $    22.76     $    26.01     $    25.88
                                                       ==========     ==========     ==========
TOTAL RETURN (b).....................................      (10.87)%         2.93%          3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................  $  185,507     $  227,544     $   25,877
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........        0.75%          0.75%          0.75% (c)
Ratio of net expenses to average net assets..........        0.65%          0.65%          0.65% (c)
Ratio of net investment income (loss) to average
   net assets........................................        1.90%          0.98%          0.94% (c)
Portfolio turnover rate (d) (e)......................         678%           678%           186%


FIRST TRUST TCW EMERGING MARKETS DEBT ETF (EFIX)


                                                          YEAR          PERIOD
                                                         ENDED          ENDED
                                                       8/31/2022     8/31/2021 (a)
                                                      ------------   ------------
Net asset value, beginning of period.................  $    19.95     $    20.00
                                                       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................        0.70           0.40
Net realized and unrealized gain (loss)..............       (4.33)         (0.02)
                                                       ----------     ----------
Total from investment operations.....................       (3.63)           0.38
                                                       ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................       (0.76)         (0.43)
                                                       ----------     ----------
Net asset value, end of period.......................  $    15.56     $    19.95
                                                       ==========     ==========
TOTAL RETURN (b).....................................      (18.52)%         1.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................  $    7,782     $   19,950
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets........        0.95%          0.95% (c)
Ratio of net expenses to average net assets..........        0.85%          0.85% (c)
Ratio of net investment income (loss) to average
   net assets........................................        4.00%          3.75% (c)
Portfolio turnover rate (d)..........................         125%           100%


(a)   Inception dates for DEED and EFIX are April 29, 2020 and February 17,
      2021, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   The portfolio turnover rate not including mortgage dollar rolls was 272%,
      299% and 21% for the periods ending August 31, 2022, August 31, 2021 and
      August 31, 2020, respectively.

                        See Notes to Financial Statements               Page 107


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the four funds (each a "Fund" and collectively, the "Funds")
listed below:

      First Trust TCW Opportunistic Fixed Income ETF - (The Nasdaq Stock Market
         LLC ("Nasdaq") ticker "FIXD")
      First Trust TCW Unconstrained Plus Bond ETF - (NYSE Arca, Inc. ("NYSE
         Arca") ticker "UCON")
      First Trust TCW Securitized Plus ETF - (NYSE Arca ticker "DEED")
      First Trust TCW Emerging Markets Debt ETF - (NYSE Arca ticker "EFIX")

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. FIXD's, UCON's, and
DEED's investment objective is to seek to maximize long-term total return.
EFIX's investment objective is to seek to provide high total return from current income and capital appreciation. Each of FIXD and UCON seeks to achieve its investment objective by investing, under normal market conditions, at least 80%
of its net assets (including investment borrowings) in fixed income securities.
DEED seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in securitized debt securities. EFIX seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets
(including investment borrowings) in debt securities issued or guaranteed by companies, financial institutions and government entities located in emerging market countries.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act.

Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, municipal securities, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's
      Board of Trustees, which may use the following valuation inputs when available:

      1) benchmark yields;

      2) reported trades;

      3) broker/dealer quotes;

      4) issuer spreads;


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

      5) benchmark securities;

      6) bids and offers; and

      7) reference data including market research publications.

      Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Options on swaps ("swaptions") are valued by a third-party pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1) the credit conditions in the relevant market and changes thereto;

      2) the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto
         (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration);
         and

-----------------------------
(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

                                                                        Page 109


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1) the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3) the type, size and cost of a security;

       4) the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on TCW
          Investment Management Company LLC's ("TCW" or the "Sub-Advisor") or
          external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities of the issuer, or comparable companies;

       8) the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

      11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only);

      12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry
          (for corporate debt only); and

      13) other relevant factors.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2022, is included with each Fund's Portfolio of Investments.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rates ("LIBOR") announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021.
Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of
December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The
International Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the FCA's March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Funds or their investments.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At August 31, 2022, FIXD held $12,145,928 of when-issued or delayed-delivery securities. At August 31, 2022, FIXD, UCON, and DEED held
$658,028,458, $172,436,837 and $85,006,447, respectively, of forward purchase commitments.

C. RESTRICTED SECURITIES

FIXD, UCON, and DEED invest in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933
Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of August 31, 2022, FIXD, UCON, and DEED held restricted securities as shown in the following table that the
Advisor has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment.
Each Fund does not have the right to demand that such securities be registered.
These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                        Page 111


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022


                                 ACQUISITION    PRINCIPAL      CURRENT       CARRYING                      % OF
SECURITIES                          DATE          VALUE         PRICE          COST          VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
FIXD
Endo Dac / Endo Finance LLC /
   Endo Finco, Inc., 6.00%,
   06/30/28                      08/04/2021    $ 1,859,000   $      5.75    $1,180,465    $   106,893      0.00%*

Ruby Pipeline LLC, 8.00%,
   04/01/22                      12/08/2017        329,909         84.00       348,942        277,124      0.01%
                                                                            ------------------------------------
                                                                            $1,529,407    $   384,017      0.01%
                                                                            ====================================
UCON
Endo Dac / Endo Finance LLC /
   Endo Finco, Inc., 6.00%,      07/12/2021,
   06/30/28                      08/19/2021    $   637,000   $      5.75    $  385,845    $    36,628      0.00%*

                                 07/25/2018,
Ruby Pipeline LLC, 8.00%,        04/01/2021,
   04/01/22                      08/02/2021        598,788         84.00       540,665        502,982      0.00%*
                                                                            ------------------------------------
                                                                            $  926,510    $   539,610      0.00%*
                                                                            ====================================

DEED
GS Mortgage Securities Trust,
   Series 2011-GC5, Class XA,
   IO, 0.09%, 08/10/44           05/19/2020    $ 1,827,783   $      0.00**  $        0    $        18      0.00%*
                                                                            ====================================


*  Amount is less than 0.01%.
** Amount is less than $0.01.

D. FUTURES CONTRACTS

Each Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If a
Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statements of Operations.

Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of
"Net change in unrealized appreciation (depreciation) on futures contracts" on the Statements of Operations. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. Each Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the
Fund's foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

currency contracts" on the Statements of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the
Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, a Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Fund's Portfolio of
Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the
Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

F. SWAP AGREEMENTS

Each Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps, if any, are recorded on the Statements of Operations as "Net realized gain (loss)
on swap contracts." When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from
(or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum interest rate risk to meet its future payments under swap agreements is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the
Statements of Assets and Liabilities.

FIXD and UCON held interest rate swap agreements at August 31, 2022. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

G. OPTIONS AND SWAPTIONS

FIXD may invest in option contracts to adjust its exposure to interest rate risk. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the Fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the Fund loses an amount equal to the market value of the option written less the premium received.

FIXD and UCON invest in options on swaps (swaptions), which are transacted over-the-counter ("OTC") and not on an exchange. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. Each Fund's maximum equity price risk for purchased options is limited to the premium initially paid.

                                                                        Page 113


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

FIXD may purchase or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

When a Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Options contracts purchased, at value" on the Statements of Assets and Liabilities. When a Fund writes (sells)
an option, an amount equal to the premium received by the Fund is included in
"Options contracts written, at value" on the Statements of Assets and
Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes

When a Fund purchases a call or put swaption, the premium paid represents the cost of the call or put swaption, which is included in "Swaptions contracts purchased, at value" on the Statements of Assets and Liabilities and is subsequently adjusted daily to the current market value of the option purchased.
Fluctuations in the value of the swaptions are recorded in the Statements of
Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. If a Fund elects to allow a put swaption to expire, then the interest rate risk for purchased swaptions is limited to the premium initially paid. Any gain or loss on swaptions is included in "Purchased/Written swaptions contracts" on the
Statements of Operations.

H. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs")
or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

The Funds do not have the right to offset financial assets and financial liabilities related to options and swaptions contracts, forward foreign currency contracts, futures contracts or swap contracts on the Statements of Assets and
Liabilities.

I. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of
Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on investments" on the Statements of Operations.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

J. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on each Fund's Portfolio of Investments.

K. MORTGAGE DOLLAR ROLLS

Each Fund may invest, without limitation, in mortgage dollar rolls. The Funds intend to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Funds' Sub-Advisor. In a mortgage dollar roll, a Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in a Fund.

L. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2022 was as follows:


                                                                                Distributions    Distributions    Distributions
                                                                                  paid from         paid from       paid from
                                                                                   Ordinary          Capital        Return of
                                                                                    Income            Gains          Capital
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $  88,246,752    $          --    $          --
First Trust TCW Unconstrained Plus Bond ETF                                        21,039,193          209,148               --
First Trust TCW Securitized Plus ETF                                                4,631,176               --               --
First Trust TCW Emerging Markets Debt ETF                                             549,502               --               --


The tax character of distributions paid by each Fund during the fiscal period ended August 31, 2021 was as follows:


                                                                                Distributions    Distributions    Distributions
                                                                                  paid from         paid from       paid from
                                                                                   Ordinary          Capital        Return of
                                                                                    Income            Gains          Capital
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $ 122,548,756        7,363,614    $   3,126,328
First Trust TCW Unconstrained Plus Bond ETF                                         7,774,045          537,281               --
First Trust TCW Securitized Plus ETF                                                1,573,671           29,696               --
First Trust TCW Emerging Markets Debt ETF                                             427,501               --               --


                                                                        Page 115


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of August 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                  Accumulated          Net
                                                                                Undistributed     Capital and      Unrealized
                                                                                  Ordinary           Other        Appreciation
                                                                                   Income         Gain (Loss)    (Depreciation)
                                                                                -------------    -------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                  $   5,406,242    $(355,844,752)   $(360,878,704)
First Trust TCW Unconstrained Plus Bond ETF                                         2,551,383       (3,077,263)     (77,747,727)
First Trust TCW Securitized Plus ETF                                                  136,775      (20,439,629)     (11,183,491)
First Trust TCW Emerging Markets Debt ETF                                             (17,233)      (1,952,666)      (1,087,343)


M. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FIXD and UCON, the taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit.
For DEED, the taxable years ended 2020, 2021, and 2022 remain open to federal and state audit. For EFIX, the taxable years ended 2021 and 2022 remain open to federal and state audit. As of August 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.


                                                             Non-Expiring
                                                             Capital Loss
                                                             Carryforward
                                                           -----------------
First Trust TCW Opportunistic Fixed Income ETF               $ 355,844,752
First Trust TCW Unconstrained Plus Bond ETF                      3,077,263
First Trust TCW Securitized Plus ETF                            20,439,629
First Trust TCW Emerging Markets Debt ETF                        1,952,666


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2022, the Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:


                                                     Qualified Late Year Losses
                                                  ---------------------------------
                                                  Ordinary Losses   Capital Losses
                                                  ---------------   ---------------
First Trust TCW Opportunistic Fixed Income ETF      $        --       $        --
First Trust TCW Unconstrained Plus Bond ETF                  --                --
First Trust TCW Securitized Plus ETF                         --                --
First Trust TCW Emerging Markets Debt ETF                17,233                --


In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August
31, 2022, the adjustments for each Fund were as follows:


                                                                                                 Accumulated
                                                                               Accumulated       Net Realized
                                                                              Net Investment     Gain (Loss)         Paid-in
                                                                              Income (Loss)     on Investments       Capital
                                                                              --------------    --------------    -------------
First Trust TCW Opportunistic Fixed Income ETF                                $   17,850,326    $  (17,850,326)   $          --
First Trust TCW Unconstrained Plus Bond ETF                                        3,205,075        (3,205,075)              --
First Trust TCW Securitized Plus ETF                                                 622,543          (622,543)              --
First Trust TCW Emerging Markets Debt ETF                                             10,983           (10,983)              --


As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                                                                 Net
                                                                          Gross              Gross            Unrealized
                                                                        Unrealized         Unrealized        Appreciation
                                                      Tax Cost         Appreciation      (Depreciation)     (Depreciation)
                                                  ----------------   ----------------   ----------------   ----------------
First Trust TCW Opportunistic Fixed Income ETF    $  4,523,358,096   $      8,861,770   $   (369,739,008)  $   (360,877,238)
First Trust TCW Unconstrained Plus Bond ETF          1,509,099,124          7,564,213        (85,310,946)       (77,746,733)
First Trust TCW Securitized Plus ETF                   285,630,015            403,657        (11,586,351)       (11,182,694)
First Trust TCW Emerging Markets Debt ETF                8,782,238             11,318         (1,098,661)        (1,087,343)


N. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

TCW serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement,
between the Trust, on behalf of the Funds, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and
TCW, First Trust will supervise TCW and its management of the investment of each
Fund's assets and will pay TCW for its services as the Funds' sub-advisor. TCW receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. First Trust will also be responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. FIXD, UCON,
DEED, and EFIX have each agreed to pay First Trust an annual unitary management fee equal to 0.65%, 0.85%, 0.75%, and 0.95%, respectively, of its average daily net assets. Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until December 31, 2022 for
FIXD, UCON and DEED and February 10, 2023 for EFIX. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days'
written notice by the Trust on behalf of each Fund or by the Funds' investment advisor only after December 31, 2022 for FIXD, UCON and DEED and February 10,
2023 for EFIX. During the fiscal year ended August 31, 2022, the Advisor waived fees of $4,637,040, $991,848, $241,906, and $12,896, for FIXD, UCON, DEED, and
EFIX, respectively.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                        Page 117


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2022, the cost of purchases and proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                          Purchases           Sales
                                                       ---------------   ---------------
FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
   U.S. Government securities                          $22,178,915,310   $23,289,270,395
   Non-U.S. Government securities                        1,325,852,526     1,192,879,972

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
   U.S. Government securities                            1,619,400,203     1,495,480,485
   Non-U.S. Government securities                          955,786,955       285,785,017

FIRST TRUST TCW SECURITIZED PLUS ETF
   U.S. Government securities                            1,991,875,227     1,986,506,895
   Non-U.S. Government securities                           77,038,740        65,729,122

FIRST TRUST TCW EMERGING MARKETS DEBT ETF
   U.S. Government securities                                       --                --
   Non-U.S. Government securities                           15,869,999        24,250,406


For the fiscal year ended August 31, 2022, the Funds had no in-kind transactions.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by each Fund at
August 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.


                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                   STATEMENTS OF ASSETS AND
INSTRUMENT             RISK EXPOSURE         LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   -----------   --------------------------   -----------
FIXD
                                          Options contracts                          Options contracts
Options contracts    Interest Rate Risk   purchased, at value          $    12,819   written, at value            $    19,906

                                          Unrealized appreciation                    Unrealized depreciation
Forward foreign                           on forward foreign                         on forward foreign
currency contracts   Currency Risk        currency contracts               262,630   currency contracts                    --

                                          Unrealized appreciation                    Unrealized depreciation
Futures contracts    Interest Rate Risk   on futures contracts*            789,558   on futures contracts*          1,273,232

Swap contracts       Interest Rate Risk   Swap contracts, at value       7,362,896   Swap contracts, at value      24,639,372

UCON
                                          Unrealized appreciation                    Unrealized depreciation
Forward foreign                           on forward foreign                         on forward foreign
currency contracts   Currency Risk        currency contracts               133,993   currency contracts                    --

                                          Unrealized appreciation                    Unrealized depreciation
Futures contracts    Interest Rate Risk   on futures contracts*          1,426,865   on futures contracts*            588,467

Swap contracts       Interest Rate Risk   Swap contracts, at value         865,964   Swap contracts, at value       3,592,734

DEED
                                          Unrealized appreciation                    Unrealized depreciation
Forward foreign                           on forward foreign                         on forward foreign
currency contracts   Currency Risk        currency contracts               161,686   currency contracts                 9,373

                                          Unrealized appreciation                    Unrealized depreciation
Futures contracts    Interest Rate Risk   on futures contracts*              4,427   on futures contracts*            138,715


* Includes cumulative appreciation/depreciation on futures contracts as reported in each Fund's Portfolio of Investments. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

                                                                        Page 119


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2022, on each Fund's derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


STATEMENTS OF OPERATIONS LOCATION                                        FIXD          UCON          DEED
-------------------------------------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts        $ 3,093,466   $   237,168   $   386,587
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                             262,630       133,993       151,299

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on:
   Purchased swaptions contracts                                          731,036            --            --
   Purchased options contracts                                          1,943,723            --            --
   Written swaptions contracts                                            719,597       157,853            --
   Written options contracts                                          (15,952,507)           --            --
   Futures contracts                                                    1,164,316    18,843,815    (1,374,033)
   Swap contracts                                                         (29,429)      151,921            --
Net change in unrealized appreciation (depreciation) on:
   Purchased swaptions contracts                                           44,321            --            --
   Purchased options contracts                                         (1,234,771)           --            --
   Written options contracts                                            1,011,380            --            --
   Futures contracts                                                     (490,310)      865,345      (129,613)
   Swap contracts                                                     (16,971,575)   (2,694,881)           --


FIXD
During the fiscal year ended August 31, 2022, the premiums for purchased swaptions contracts opened were $0 and the premiums for purchased swaptions contracts closed, exercised and expired were $571,710.

During the fiscal year ended August 31, 2022, the premiums for purchased options contracts opened were $4,215,058 and the premiums for purchased options contracts closed, exercised and expired were $4,493,030.

During the fiscal year ended August 31, 2022, the premiums for written swaptions contracts opened were $719,597 and the premiums for purchased swaptions contracts closed, exercised and expired were $719,597.

During the fiscal year ended August 31, 2022, the premiums for written options contracts opened were $14,532,229 and the premiums for written options contracts closed, exercised and expired were $14,372,693.

During the fiscal year ended August 31, 2022, the notional value of forward foreign currency contracts opened and closed were $535,195,265 and $525,393,981, respectively.

During the fiscal year ended August 31, 2022, the notional value of futures contracts opened and closed were $1,965,978,217 and $1,207,387,912, respectively.

For the fiscal year ended August 31, 2022, the average volume of interest rate swaps was $596,517,945.

UCON
During the fiscal year ended August 31, 2022, the premiums for written swaptions contracts opened were $157,853 and the premiums for purchased swaptions contracts closed, exercised and expired were $157,853.

During the fiscal year ended August 31, 2022, the notional value of forward foreign currency contracts opened and closed were $27,354,665 and $23,797,873, respectively.

During the fiscal year ended August 31, 2022, the notional value of futures contracts opened and closed were $1,683,055,884 and $1,384,246,625, respectively.

For the fiscal year ended August 31, 2022, the average volume of interest rate swaps was $90,295,534.

DEED
During the fiscal year ended August 31, 2022, the notional value of forward foreign currency contracts opened and closed were $31,842,594 and $29,103,105, respectively.

During the fiscal year ended August 31, 2022, the notional value of futures contracts opened and closed were $196,497,780 and $157,366,791, respectively.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                        Page 121


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust TCW Opportunistic Fixed Income ETF, First Trust TCW Unconstrained Plus
Bond ETF, First Trust TCW Securitized Plus ETF, and First Trust TCW Emerging
Markets Debt ETF, each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2022, the related statements of operations for the year then ended, the changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.


-------------------------------------------------------------------------------------------------------------------------
    INDIVIDUAL FUNDS INCLUDED          STATEMENTS OF CHANGES
           IN THE TRUST                     IN NET ASSETS                          FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
First Trust TCW Opportunistic      For the years ended            For the years ended August 31, 2022, 2021, 2020, 2019,
Fixed Income ETF                   August 31, 2022 and 2021       and 2018
-------------------------------------------------------------------------------------------------------------------------
First Trust TCW Unconstrained      For the years ended            For the years ended August 31, 2022, 2021, 2020, 2019
Plus Bond ETF                      August 31, 2022 and 2021       and the period from June 4, 2018 (commencement of
                                                                  operations) through August 31, 2018
-------------------------------------------------------------------------------------------------------------------------
First Trust TCW Securitized Plus   For the years ended            For the years ended August 31, 2022, 2021 and for the
ETF                                August 31, 2022 and 2021       period from April 29, 2020 (commencement of operations)
                                                                  through August 31, 2020
-------------------------------------------------------------------------------------------------------------------------
First Trust TCW Emerging           For year ended August 31, 2022 and for the period from February 17, 2021 (commencement
Markets Debt ETF                   of operations) through August 31, 2021
-------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 26, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders for the taxable year ended August 31,
2022 that were properly designated by each Fund as "interest-related dividends"
or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distribution made by each Fund during the fiscal year ended August 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended August 31, 2022, the below Fund designated long-term capital gain distributions in the following amount.

                                                            Long-Term Capital
                                                           Gain Distributions
                                                          ---------------------
First Trust TCW Unconstrained Plus Bond ETF                     $ 209,148

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of municipal bonds or securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally-sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by a fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that a fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to a fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,051,995.
This figure is comprised of $117,443 paid (or to be paid) in fixed compensation and $2,934,552 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include
$1,567,304 paid (or to be paid) to senior management of First Trust Advisors
L.P. and $1,484,691 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
                          AND SUB-ADVISORY AGREEMENTS

                 FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
                  FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
                      FIRST TRUST TCW SECURITIZED PLUS ETF
                   FIRST TRUST TCW EMERGING MARKETS DEBT ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreements (as applicable to a specific Fund, the
"Advisory Agreement" and collectively, the "Advisory Agreements") with First
Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreements
(as applicable to a specific Fund, the "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements" and together with the Advisory
Agreements, the "Agreements") among the Trust, the Advisor and TCW Investment
Management Company LLC (the "Sub-Advisor") on behalf of the following four series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust TCW Opportunistic Fixed Income ETF (FIXD)
      First Trust TCW Unconstrained Plus Bond ETF (UCON)
      First Trust TCW Securitized Plus ETF (DEED)
      First Trust TCW Emerging Markets Debt ETF (EFIX)

The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13,
2022. The Board determined for each Fund that the continuation of the applicable
Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including, for FIXD, UCON and DEED, comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the
Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent
Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the
Fund's unitary fee.

In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the
Sub-Advisor under the applicable Agreements. With respect to the Advisory
Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the
Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor's day-to-day management of the
Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management teams, including the Board's prior meetings with members of the portfolio management teams. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the
Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable
Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for each Fund in an amount equal to 0.10% of the Fund's average daily net assets until at least December 31, 2022 for FIXD, UCON and DEED and until at least February 10, 2023 for EFIX. The Board also considered that, to the extent EFIX invests in underlying funds that are other funds in the First
Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by
EFIX related to EFIX's assets invested in the affiliated underlying funds. The
Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs)
and non-fund clients, as applicable. Because each Fund pays a unitary fee, the
Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for FIXD, after taking into account the contractual fee waiver, was below the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for each of UCON, DEED and EFIX, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the
Expense Groups, the Board, at the April 18, 2022 meeting, discussed with
Broadridge its methodology for assembling peer groups and discussed with the
Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for DEED contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing each of FIXD's and UCON's performance for the one- and three-year periods ended December 31, 2021 to the performance of the funds in its respective Performance Universe and a benchmark index and information comparing DEED's performance for the one-year period ended
December 31, 2021 to the performance of the funds in its Performance Universe and a benchmark index. Based on the information provided, the Board noted that each of FIXD and UCON underperformed its respective Performance Universe median for the one-year period ended December 31, 2021, that DEED outperformed its
Performance Universe median for the one-year period ended December 31, 2021, that FIXD underperformed its Performance Universe median for the three-year period ended December 31, 2021 and that UCON outperformed its Performance
Universe median for the three-year period ended December 31, 2021. The Board also noted that each of FIXD, UCON and DEED outperformed its respective

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

benchmark index for the one-year period ended December 31, 2021 and that each of
FIXD and UCON outperformed its respective benchmark index for the three-year period ended December 31, 2021. Because EFIX commenced operations on February
17, 2021 and therefore has a limited performance history, comparative performance information for the Fund was not considered.

On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of FIXD,
UCON and DEED for the twelve months ended December 31, 2021 and to EFIX for the period from inception through December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended
December 31, 2021. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements that the Sub-Advisor believes economies of scale in managing fixed-income portfolios are limited and that the current sub-advisory fees appropriately reflect economies of scale, and that the
Sub-Advisor continues to add resources commensurate with and often ahead of the demands of its business. The Board did not review the profitability of the
Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the
Sub-Advisor for each Fund from its unitary fee and its understanding that each
Fund's sub-advisory fee rate was the product of an arm's length negotiation. The
Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the
Sub-Advisor from being associated with the Advisor and the Funds, and noted the
Sub-Advisor's statements that the Sub-Advisor does not accrue any ancillary or indirect benefits due to its relationship with the Funds, and that the
Sub-Advisor's U.S./Developed Markets and Emerging Markets Fixed Income Teams do
not enter into soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

                                                                        Page 129


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                        Page 131


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                        Page 133

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
TCW Investment Management Company LLC
865 South Figueroa Street
Los Angeles, CA 90017

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        EquityCompass Risk Manager ETF (ERM)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                 ANNUAL REPORT
                                AUGUST 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or EquityCompass Investment Management, LLC (the
"Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (EquityCompass Risk Manager ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the
EquityCompass Risk Manager ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended August 31, 2022.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

EQUITYCOMPASS RISK MANAGER ETF (ERM)

The EquityCompass Risk Manager ETF (the "Fund") seeks to provide long term capital appreciation with capital preservation as a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in equity securities of companies domiciled in the U.S. or listed on a
U.S. exchange. During periods when the U.S. equity market is determined to be unfavorable by the Fund's Sub-Advisor, the Fund may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income exchange-traded funds ("ETFs"), or the Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced
Short Maturity ETF (FTSM). Certain of the ETFs in which the Fund invests may be advised by First Trust. The Fund is classified as "diversified" under the
Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol "ERM."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                    1 Year Ended     5 Years Ended     Inception (4/10/17)     5 Years Ended     Inception (4/10/17)
                                      8/31/22           8/31/22            to 8/31/22             8/31/22            to 8/31/22
FUND PERFORMANCE
NAV                                   -13.39%            2.90%                3.15%               15.38%               18.20%
Market Price                          -13.42%            2.90%                3.16%               15.37%               18.25%

INDEX PERFORMANCE
S&P 500(R) Index                      -11.23%           11.82%               12.07%               74.86%               84.84%
Hedge Fund Research HFRI Equity
   Hedge Index(1)                     -10.14%           31.12%                5.57%               35.44%                5.85%
------------------------------------------------------------------------------------------------------------------------------------


(1)   Cumulative total return for the period April 30, 2017 through August 31,
      2022. Performance data is not available for the entire period shown in the table for the index because performance data for the index is only available on a month-end basis. Performance data for the index may be updated on an ongoing basis and is subject to change.

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market return does not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EQUITYCOMPASS RISK MANAGER ETF (ERM) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                             21.2%
Consumer Discretionary                             12.8
Health Care                                        12.7
Financials                                         11.4
Communication Services                             10.9
Industrials                                         9.6
Consumer Staples                                    8.0
Energy                                              4.6
Utilities                                           3.5
Materials                                           2.7
Real Estate                                         2.6
                                                 -------
     Total                                        100.0%
                                                 =======

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
TechnipFMC PLC                                      0.9%
ConocoPhillips                                      0.8
Ford Motor Co.                                      0.8
PayPal Holdings, Inc.                               0.8
CF Industries Holdings, Inc.                        0.8
Gartner, Inc.                                       0.8
Arista Networks, Inc.                               0.8
Unum Group                                          0.8
Broadridge Financial Solutions, Inc.                0.8
Walt Disney (The) Co.                               0.8
                                                 -------
     Total                                          8.1%
                                                 =======


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              APRIL 10, 2017 - AUGUST 31, 2022

             EquityCompass          S&P 500(R)
            Risk Manager ETF          Index
4/10/17         $10,000              $10,000
8/31/17          10,244               10,571
2/28/18          11,107               11,716
8/31/18          11,804               12,649
2/28/19          10,382               12,264
8/31/19          10,190               13,019
2/29/19          10,171               13,269
8/31/20           9,644               15,875
2/28/21          11,883               17,421
8/31/21          13,647               20,822
2/28/22          13,377               20,275
8/31/22          11,820               18,484


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to EquityCompass Risk Manager ETF ("ERM" or the "Fund"). First Trust is
responsible for the selection and ongoing monitoring of the securities in the
Fund's portfolio and certain other services necessary for the management of the portfolio.

                                  SUB-ADVISOR

EquityCompass Investment Management, LLC ("EquityCompass Investment Management"
or the "Sub-Advisor") serves as the investment sub-advisor to the Fund.

                              PORTFOLIO MANAGEMENT

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee (the "Investment Committee"), which manages the Fund's investments, consists of:

DANIEL J. LINDQUIST, MANAGING DIRECTOR OF FIRST TRUST

JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST

DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST

ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST

TODD LARSON, CFA, VICE PRESIDENT OF FIRST TRUST

CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST

JOHN GAMBLA, SENIOR PORTFOLIO MANAGER, CO-HEAD OF THE ALTERNATIVES INVESTMENT
   TEAM OF FIRST TRUST

ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER, CO-HEAD ALTERNATIVES INVESTMENT
   TEAM OF FIRST TRUST

                         SUB-ADVISOR PORTFOLIO MANAGERS

The Sub-Advisor portfolio managers, as set forth below, provide non-discretionary investment advice to the Investment Committee:

TIMOTHY M. MCCANN, SENIOR PORTFOLIO MANAGER, EQUITYCOMPASS INVESTMENT
   MANAGEMENT, LLC

CHRISTOPHER M. MUTASCIO, SENIOR MANAGING DIRECTOR AND PORTFOLIO MANAGER,
   EQUITYCOMPASS INVESTMENT MANAGEMENT, LLC

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund, while the Sub-Advisor portfolio managers provide non-discretionary investment advice to the Investment Committee. Each portfolio manager has served as part of the portfolio management team of the
Fund since 2017 and Christopher M. Mutascio has served as part of the portfolio management team of the Fund since 2020.

                                   COMMENTARY

MARKET RECAP

Our EquityCompass Market Outlook 2022, published at the beginning of the year, suggested the biggest risk to the economy, and subsequently the stock market, would be the ability of the Federal Reserve (the "Fed") to raise interest rates in an environment where economic growth would be decelerating. For over 40 years, the Fed raised interest rates while the economy was growing--not slowing.
We noted this year would be different--threading the economic needle would be tricky in 2022. Looking back "tricky" was an understatement and perhaps
"extremely challenging" would have been a better description.

Not only is it extremely challenging to raise interest rates in a slowing economy, but it is occurring against a backdrop of stubbornly high inflation, coupled with a major regional war in Eastern Europe--a conflict that is amplifying inflation as it relates to food and energy. In turn, this has caused additional uncertainty as to how high interest rates should go up to help squash the rise in inflation. If interest rates keep rising, what will be the consequence to the economy? Is a recession inevitable? The combination of all three complex and intertwined events currently unfolding have left investors shaken and befuddled. In all, the last twelve months have been unlike any period in recent history dating back over 50 years.

This year, the stock market narrative has been rising interest rates making long-duration assets--such as long-term bonds and growth stocks--less attractive. This is mathematically correct. The greatest amount of intrinsic value among growth stocks lies in their long-term earnings growth and, with interest rates rising, the discounted present value of future earnings growth is worth less--but not worthless. What is confusing is the selloff in growth stocks has been particularly brutal in light of a two-percentage point increase in the discount rate for determining intrinsic value. Today, we are valuing growth stocks at discount rates that were similar to Treasury yields between 2010 and


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

2019 when growth stocks handsomely outperformed the broader markets--including value stocks. During that period, the total return of the Russell 1000(R) Value
Index was 205%, the S&P 500(R) Index gained 257%, while the Russell 1000(R)
Growth Index returned 312%.

The question then becomes, what resets the stock market back on a pathway of rational thinking? We believe the answer is new information--incoming macroeconomic data and microeconomic financial results--new facts that work to formulate a new story to replace the old story. And it appears, based on the most recent economic data, the narrative is beginning to change.

For the 12-month period ended August 31, 2022, large cap stocks, as represented by the S&P 500(R) Index, declined 11.23%. Mid-cap stocks, represented by the S&P
MidCap 400(R) Index, declined 10.37% and small-cap stocks, represented by the
S&P SmallCap 600(R) Index, declined 12.12%, for the same period. The disparity between the Russell 1000(R) Growth Index and the Russell 1000(R) Value Index was
12.80%, with growth stocks losing 19.06% and the value counterpart losing 6.26%
over the 12-month period ended August 31, 2022. The Energy, Utilities and
Consumer Staples sectors were the only advancing sectors while the Communication
Services, Consumer Discretionary and Information Technology sectors were the worst performing sectors during the period. Bonds, as represented by the
Bloomberg U.S. Aggregate Bond Total Return Index, fell 11.58% for the period.
The Forward 12-month earnings estimate for the S&P 500(R) Index was $235.11 on
August 31, 2022.

ALLOCATION CHANGES

The Fund was defensive approximately 30% of the time for the 12-month period ended August 31, 2022. The Fund held a partially defensive position (25% cash)
during the periods:

        o  November 30, 2021 through December 14, 2021
        o  March 2, 2022 through March 24, 2022
        o  June 20, 2022 through July 19, 2022

On each of these occasions, the criteria used to trigger the positioning was a sudden and significant single-day widening in credit spreads. The actions in the credit markets appeared to be limited to just single daily events. Credit market conditions on each of these occasions stabilized fairly quickly after each of these signals. Therefore, the duration of the defensive positions through June
2022 were minimal.

However, on July 19, 2022, our fundamental signal was triggered just as our technical signal rolled positive, which resulted in a more defensive position
(50% cash) than the three prior periods. From July 19, 2022 through the end of the 12-month period ended August 31, 2022 (into present day), we have maintained a defensive position in the fundamental indicator.

PERFORMANCE REVIEW

For the 12-month period ended August 31, 2022, the Fund posted a net asset value
("NAV") return of -13.39%. The market price return for the Fund was -13.42%. The primary benchmark for the Fund is the S&P 500(R) Index (the "Benchmark"). For
the period specified above, the Benchmark was down 11.23% on a total return basis, while its equal weight counterpart was down 8.35% on a total return basis. The Fund underperformed the Benchmark for the period.

The greatest contributor to the active return for the Fund relative to the
Benchmark was its exposure to equally weighted positions. Market breadth was wide for the period, particularly during the ascent in inflationary pressure that took the U.S. Consumer Price Index year-over-year from 5.25% (August 2021)
to 8.26% (August 2022). The Fund's disproportionate exposure to smaller companies did not provide any meaningful contribution relative to the Benchmark, with the S&P 100(R) Index declining 12.23% and the S&P SmallCap 600(R) Index declining 12.12%. Three sectors provided positive contribution to active returns for the period. The sectors with the greatest contribution to the Fund's active return were Consumer Staples, Energy and Utilities.

Our selection process for the underlying 150 names--representing the long component--tends to result in two distinct biases relative to the equal weight
S&P 500(R) Index. Roughly one-third of the portfolio will generally be comprised of the smallest names in the S&P 500(R) Index across all major sectors. As a result, they tend to have smaller capitalizations and value-like characteristics.

Only three of the eleven Benchmark sectors produced positive returns during the period. The Energy sector (+75.77%), the Utilities sector (+11.72%), and the
Consumer Staples sector (+4.08%) provided some cushion to the rest of the
Benchmark. The Communication Services sector, the Consumer Discretionary sector, and the Information Technology sector were the three worst performing sectors for the period, declining 35.19%, 16.16%, and 14.35%, respectively.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

MARKET AND FUND OUTLOOK

Earnings expectations for the S&P 500(R) Index have largely risen during the
12-month period ended August 31, 2022, with nine straight months of strong earnings per share growth followed by three challenging months. The last three months have seen a challenging environment for earnings as calls for a recession become louder. The Fed has been more vocal recently about how serious their commitment is to restoring price stability and bringing inflation back to target. For the 12-month period ended August 31, 2022, earnings estimates have expanded at a rate of 10 cents per day from a low of $211.75 to a high of
$239.49 intra period. The forward earnings signal did end the period lower than the high watermark, however, at $235.10.

The growth in corporate profitability has seen a mostly intact trend to the upside that is broadly in line with the direction of the Benchmark. Earnings multiples on the Benchmark have declined from 21.4X in August of 2021 to 16.8X in August of 2022. This multiple compression comes as investors are looking to buy cheaper businesses and shift away from growth and into value/defensives.
Looking forward, it is clear the U.S. economy is in the midst of a crossroads between the "end of easy money" and the "risk of Fed-induced recession." There is much disagreement around the nature of the Fed's ability to manufacture a
"soft landing" where a recession is avoided yet inflationary pressures start to ease.

The Equity Risk Management Strategy ("ERMS") is designed to remove emotional decision making and react to, not anticipate, changes in fundamental and technical conditions to adjust equity exposure accordingly. Currently, the ERMS is defensive with a 50% cash position due to the fundamental model being negative. Should earnings recover, the strategy will move to a fully long position. However, if both signals deteriorate concurrently the strategy will move to a more significant defensive position.


EQUITYCOMPASS RISK MANAGER ETF (ERM)
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of EquityCompass Risk Manager ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED
                                                                                       EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING          ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE       SIX MONTH        SIX MONTH
                                                   MARCH 1, 2022    AUGUST 31, 2022     PERIOD (a)      PERIOD (a) (b)
----------------------------------------------------------------------------------------------------------------------
EQUITYCOMPASS RISK MANAGER ETF (ERM)
Actual                                               $1,000.00         $  883.50           0.65%            $3.09
Hypothetical (5% return before expenses)             $1,000.00         $1,021.93           0.65%            $3.31


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund may invest.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS -- 49.8%
              AEROSPACE & DEFENSE -- 1.4%
         415  Boeing (The) Co. (a)                      $      66,504
         300  General Dynamics Corp.                           68,679
         166  Lockheed Martin Corp.                            69,738
         688  Raytheon Technologies Corp.                      61,748
                                                        -------------
                                                              266,669
                                                        -------------
              AIR FREIGHT & LOGISTICS -- 0.7%
         285  FedEx Corp.                                      60,081
         347  United Parcel Service, Inc.,
                 Class B                                       67,495
                                                        -------------
                                                              127,576
                                                        -------------
              AUTOMOBILES -- 1.1%
       5,099  Ford Motor Co.                                   77,709
       1,865  General Motors Co.                               71,262
         261  Tesla, Inc. (a)                                  71,934
                                                        -------------
                                                              220,905
                                                        -------------
              BANKS -- 1.6%
       1,914  Bank of America Corp.                            64,329
       1,233  Citigroup, Inc.                                  60,183
         559  JPMorgan Chase & Co.                             63,575
       1,348  U.S. Bancorp                                     61,482
       1,491  Wells Fargo & Co.                                65,172
                                                        -------------
                                                              314,741
                                                        -------------
              BEVERAGES -- 1.0%
       1,026  Coca-Cola (The) Co.                              63,314
       1,097  Molson Coors Beverage Co.,
                 Class B                                       56,682
         378  PepsiCo, Inc.                                    65,118
                                                        -------------
                                                              185,114
                                                        -------------
              BIOTECHNOLOGY -- 1.3%
         427  AbbVie, Inc.                                     57,414
         259  Amgen, Inc.                                      62,238
         290  Biogen, Inc. (a)                                 56,660
       1,031  Gilead Sciences, Inc.                            65,438
                                                        -------------
                                                              241,750
                                                        -------------
              CAPITAL MARKETS -- 1.4%
       1,468  Bank of New York Mellon (The)
                 Corp.                                         60,966
         102  BlackRock, Inc.                                  67,972
         202  Goldman Sachs Group (The), Inc.                  67,199
         785  Morgan Stanley                                   66,898
                                                        -------------
                                                              263,035
                                                        -------------
              CHEMICALS -- 1.0%
         738  CF Industries Holdings, Inc.                     76,353
       1,219  Dow, Inc.                                        62,169
       1,137  DuPont de Nemours, Inc.                          63,263
                                                        -------------
                                                              201,785
                                                        -------------
              COMMUNICATIONS EQUIPMENT
                 -- 1.4%
         615  Arista Networks, Inc. (a)                        73,726
       1,462  Cisco Systems, Inc.                              65,381

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT
                 (CONTINUED)
         424  F5, Inc. (a)                              $      66,593
       2,204  Juniper Networks, Inc.                           62,638
                                                        -------------
                                                              268,338
                                                        -------------
              CONSUMER FINANCE -- 0.7%
         435  American Express Co.                             66,120
         566  Capital One Financial Corp.                      59,894
                                                        -------------
                                                              126,014
                                                        -------------
              CONTAINERS & PACKAGING -- 0.3%
       1,111  Sealed Air Corp.                                 59,783
                                                        -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.3%
         226  Berkshire Hathaway, Inc.,
                 Class B (a)                                   63,461
                                                        -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.9%
       3,076  AT&T, Inc.                                       53,953
       5,767  Lumen Technologies, Inc.                         57,439
       1,271  Verizon Communications, Inc.                     53,141
                                                        -------------
                                                              164,533
                                                        -------------
              ELECTRIC UTILITIES -- 1.7%
         604  Duke Energy Corp.                                64,574
       1,461  Exelon Corp.                                     64,153
         811  NextEra Energy, Inc.                             68,984
         910  Pinnacle West Capital Corp.                      68,568
         891  Southern (The) Co.                               68,669
                                                        -------------
                                                              334,948
                                                        -------------
              ELECTRICAL EQUIPMENT -- 0.3%
         782  Emerson Electric Co.                             63,921
                                                        -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 0.3%
         651  IPG Photonics Corp. (a)                          58,974
                                                        -------------
              ENERGY EQUIPMENT & SERVICES
                 -- 0.8%
       1,890  Schlumberger N.V.                                72,103
      10,031  TechnipFMC PLC (a)                               82,054
                                                        -------------
                                                              154,157
                                                        -------------
              ENTERTAINMENT -- 1.7%
         507  Electronic Arts, Inc.                            64,323
         708  Live Nation Entertainment,
                 Inc. (a)                                      63,975
         319  Netflix, Inc. (a)                                71,316
         645  Walt Disney (The) Co. (a)                        72,292
       4,489  Warner Bros Discovery, Inc. (a)                  59,434
                                                        -------------
                                                              331,340
                                                        -------------
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 1.3%
         250  American Tower Corp.                             63,513
         635  Federal Realty Investment Trust                  64,306
         626  Simon Property Group, Inc.                       63,839
       1,317  SL Green Realty Corp.                            58,172
                                                        -------------
                                                              249,830
                                                        -------------

Page 8                  See Notes to Financial Statements


EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              FOOD & STAPLES RETAILING -- 1.0%
         124  Costco Wholesale Corp.                    $      64,740
       1,655  Walgreens Boots Alliance, Inc.                   58,024
         494  Walmart, Inc.                                    65,480
                                                        -------------
                                                              188,244
                                                        -------------
              FOOD PRODUCTS -- 0.7%
       1,655  Kraft Heinz (The) Co.                            61,897
       1,046  Mondelez International, Inc.,
                 Class A                                       64,706
                                                        -------------
                                                              126,603
                                                        -------------
              HEALTH CARE EQUIPMENT & SUPPLIES
                 -- 0.9%
         583  Abbott Laboratories                              59,845
       1,801  DENTSPLY SIRONA, Inc.                            59,019
         711  Medtronic PLC                                    62,511
                                                        -------------
                                                              181,375
                                                        -------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 1.6%
         661  CVS Health Corp.                                 64,877
         732  DaVita, Inc. (a)                                 62,432
         819  Henry Schein, Inc. (a)                           60,123
         121  UnitedHealth Group, Inc.                         62,839
         596  Universal Health Services, Inc.,
                 Class B                                       58,313
                                                        -------------
                                                              308,584
                                                        -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 1.4%
          35  Booking Holdings, Inc. (a)                       65,653
         251  McDonald's Corp.                                 63,322
       4,969  Norwegian Cruise Line Holdings
                 Ltd. (a)                                      64,995
         780  Starbucks Corp.                                  65,575
                                                        -------------
                                                              259,545
                                                        -------------
              HOUSEHOLD DURABLES -- 0.6%
       1,685  Leggett & Platt, Inc.                            64,400
       3,248  Newell Brands, Inc.                              57,977
                                                        -------------
                                                              122,377
                                                        -------------
              HOUSEHOLD PRODUCTS -- 0.7%
         828  Colgate-Palmolive Co.                            64,758
         444  Procter & Gamble (The) Co.                       61,245
                                                        -------------
                                                              126,003
                                                        -------------
              INDUSTRIAL CONGLOMERATES -- 1.0%
         485  3M Co.                                           60,310
         964  General Electric Co.                             70,796
         363  Honeywell International, Inc.                    68,734
                                                        -------------
                                                              199,840
                                                        -------------
              INSURANCE -- 1.7%
         524  Allstate (The) Corp.                             63,142
       1,235  American International Group,
                 Inc.                                          63,911
         381  Assurant, Inc.                                   60,385

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              INSURANCE (CONTINUED)
       1,055  MetLife, Inc.                             $      67,868
       1,929  Unum Group                                       73,013
                                                        -------------
                                                              328,319
                                                        -------------
              INTERACTIVE MEDIA & SERVICES
                 -- 0.6%
         568  Alphabet, Inc., Class A (a)                      61,469
         365  Meta Platforms, Inc., Class A (a)                59,469
                                                        -------------
                                                              120,938
                                                        -------------
              INTERNET & DIRECT MARKETING RETAIL
                 -- 0.4%
         543  Amazon.com, Inc. (a)                             68,836
                                                        -------------
              IT SERVICES -- 3.4%
         229  Accenture PLC, Class A                           66,057
         717  Akamai Technologies, Inc. (a)                    64,731
         425  Broadridge Financial Solutions,
                 Inc.                                          72,747
         260  Gartner, Inc. (a)                                74,183
         493  International Business Machines
                 Corp.                                         63,326
         329  Jack Henry & Associates, Inc.                    63,234
         188  Mastercard, Inc., Class A                        60,982
         828  PayPal Holdings, Inc. (a)                        77,368
         300  Visa, Inc., Class A                              59,613
       3,789  Western Union (The) Co.                          56,153
                                                        -------------
                                                              658,394
                                                        -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.7%
         251  Danaher Corp.                                    67,748
         120  Thermo Fisher Scientific, Inc.                   65,438
                                                        -------------
                                                              133,186
                                                        -------------
              MACHINERY -- 0.7%
         359  Caterpillar, Inc.                                66,311
       2,187  Flowserve Corp.                                  66,638
                                                        -------------
                                                              132,949
                                                        -------------
              MEDIA -- 2.2%
         133  Charter Communications, Inc.,
                 Class A (a)                                   54,880
       1,551  Comcast Corp., Class A                           56,131
       3,508  DISH Network Corp., Class A (a)                  60,864
       1,875  Fox Corp., Class A                               64,087
       2,170  Interpublic Group of Cos. (The),
                 Inc.                                          59,979
       3,873  News Corp., Class B                              66,770
         948  Omnicom Group, Inc.                              63,421
                                                        -------------
                                                              426,132
                                                        -------------
              MULTILINE RETAIL -- 0.4%
         419  Target Corp.                                     67,182
                                                        -------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 1.5%
         447  Chevron Corp.                                    70,653
         732  ConocoPhillips                                   80,117
         729  Exxon Mobil Corp.                                69,685

                        See Notes to Financial Statements                 Page 9


EQUITYCOMPASS RISK MANAGER ETF (ERM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              OIL, GAS & CONSUMABLE FUELS
                 (CONTINUED)
       3,718  Kinder Morgan, Inc.                       $      68,114
                                                        -------------
                                                              288,569
                                                        -------------
              PHARMACEUTICALS -- 1.8%
         874  Bristol-Myers Squibb Co.                         58,916
         196  Eli Lilly & Co.                                  59,041
         373  Johnson & Johnson                                60,180
         693  Merck & Co., Inc.                                59,154
       1,537  Perrigo Co. PLC                                  57,515
       1,251  Pfizer, Inc.                                     56,583
                                                        -------------
                                                              351,389
                                                        -------------
              PROFESSIONAL SERVICES -- 0.3%
         642  Leidos Holdings, Inc.                            61,022
                                                        -------------
              ROAD & RAIL -- 0.3%
         296  Union Pacific Corp.                              66,455
                                                        -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.5%
       1,609  Intel Corp.                                      51,359
         379  NVIDIA Corp.                                     57,206
         628  Qorvo, Inc. (a)                                  56,382
         435  QUALCOMM, Inc.                                   57,538
         389  Texas Instruments, Inc.                          64,267
                                                        -------------
                                                              286,752
                                                        -------------
              SOFTWARE -- 2.0%
         166  Adobe, Inc. (a)                                  61,991
         627  Citrix Systems, Inc.                             64,437
         248  Microsoft Corp.                                  64,844
         893  Oracle Corp.                                     66,216
         369  Salesforce, Inc. (a)                             57,608
         182  Tyler Technologies, Inc. (a)                     67,615
                                                        -------------
                                                              382,711
                                                        -------------
              SPECIALTY RETAIL -- 1.0%
       6,822  Gap (The), Inc.                                  62,353
         214  Home Depot (The), Inc.                           61,722
         339  Lowe's Cos., Inc.                                65,813
                                                        -------------
                                                              189,888
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 2.0%
         425  Apple, Inc.                               $      66,819
       4,667  Hewlett Packard Enterprise Co.                   63,471
         941  NetApp, Inc.                                     67,874
         800  Seagate Technology Holdings
                 PLC                                           53,568
       1,323  Western Digital Corp. (a)                        55,910
       4,081  Xerox Holdings Corp.                             67,826
                                                        -------------
                                                              375,468
                                                        -------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 1.5%
       5,677  Hanesbrands, Inc.                                49,447
         585  NIKE, Inc., Class B                              62,273
       1,032  PVH Corp.                                        58,050
         661  Ralph Lauren Corp.                               60,369
       7,380  Under Armour, Inc., Class A (a)                  62,140
                                                        -------------
                                                              292,279
                                                        -------------
              TOBACCO -- 0.7%
       1,497  Altria Group, Inc.                               67,545
         705  Philip Morris International, Inc.                67,320
                                                        -------------
                                                              134,865
                                                        -------------
              TOTAL COMMON STOCKS -- 49.8%                  9,574,779
              (Cost $8,638,278)                         -------------

              MONEY MARKET FUNDS -- 50.0%
   9,629,372  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (b)            9,629,372
              (Cost $9,629,372)                         -------------

              TOTAL INVESTMENTS -- 99.8%                   19,204,151
              (Cost $18,267,650)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.2%                           29,383
                                                        -------------
              NET ASSETS -- 100.0%                      $  19,233,534
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Common Stocks*..................................   $    9,574,779   $    9,574,779   $          --   $          --
Money Market Funds..............................        9,629,372        9,629,372              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $   19,204,151   $   19,204,151   $          --   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

Page 10                 See Notes to Financial Statements


EQUITYCOMPASS RISK MANAGER ETF (ERM)
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2022


ASSETS:
Investments, at value..................................................      $     19,204,151
Dividends receivable...................................................                40,286
                                                                             ----------------
   Total Assets........................................................            19,244,437
                                                                             ----------------
LIABILITIES:
Investment advisory fees payable.......................................                10,903
                                                                             ----------------
   Total Liabilities...................................................                10,903
                                                                             ----------------
NET ASSETS.............................................................      $     19,233,534
                                                                             ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $     40,492,538
Par value..............................................................                 8,789
Accumulated distributable earnings (loss)..............................           (21,267,793)
                                                                             ----------------
NET ASSETS.............................................................      $     19,233,534
                                                                             ================
NET ASSET VALUE, per share.............................................      $          21.88
                                                                             ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................               878,888
                                                                             ----------------
Investments, at cost...................................................      $     18,267,650
                                                                             ================


                        See Notes to Financial Statements                Page 11


EQUITYCOMPASS RISK MANAGER ETF (ERM)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2022


INVESTMENT INCOME:
Dividends..............................................................      $        407,996
                                                                             ----------------
   Total investment income.............................................               407,996
                                                                             ----------------
EXPENSES:
Investment advisory fees...............................................               133,677
                                                                             ----------------
   Total expenses......................................................               133,677
                                                                             ----------------
NET INVESTMENT INCOME (LOSS)...........................................               274,319
                                                                             ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................            (1,123,519)
   In-kind redemptions.................................................               767,985
                                                                             ----------------
Net realized gain (loss)...............................................              (355,534)
                                                                             ----------------
Net change in unrealized appreciation (depreciation) on investments....            (2,883,922)
                                                                             ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            (3,239,456)
                                                                             ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     (2,965,137)
                                                                             ================


Page 12                 See Notes to Financial Statements


EQUITYCOMPASS RISK MANAGER ETF (ERM)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    YEAR             YEAR
                                                                    ENDED            ENDED
                                                                  8/31/2022        8/31/2021
                                                               ---------------  ---------------
OPERATIONS:
Net investment income (loss)..............................     $       274,319  $       144,464
Net realized gain (loss)..................................            (355,534)       2,152,268
Net change in unrealized appreciation (depreciation)......          (2,883,922)       1,638,311
                                                               ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations........................................          (2,965,137)       3,935,043
                                                               ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................            (236,186)        (142,476)
                                                               ---------------  ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................           2,337,928               --
Proceeds from shares acquired through reorganization......          12,184,043               --
Cost of shares redeemed...................................          (3,574,090)      (4,180,754)
                                                               ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................          10,947,881       (4,180,754)
                                                               ---------------  ---------------
Total increase (decrease) in net assets...................           7,746,558         (388,187)

NET ASSETS:
Beginning of period.......................................          11,486,976       11,875,163
                                                               ---------------  ---------------
End of period.............................................     $    19,233,534  $    11,486,976
                                                               ===============  ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................             450,002          650,002
Shares sold...............................................             100,000               --
Shares issued through reorganization......................             478,886               --
Shares redeemed...........................................            (150,000)        (200,000)
                                                               ---------------  ---------------
Shares outstanding, end of period.........................             878,888          450,002
                                                               ===============  ===============


                        See Notes to Financial Statements                Page 13


EQUITYCOMPASS RISK MANAGER ETF (ERM)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                 YEAR ENDED AUGUST 31,
                                                               ----------------------------------------------------------
                                                                  2022        2021        2020        2019        2018
                                                               ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period.....................       $  25.53    $  18.27    $  19.69    $  23.32    $  20.50
                                                                --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................           0.27        0.29        0.33        0.39        0.30
Net realized and unrealized gain (loss)..................          (3.66)       7.24       (1.36)      (3.56)       2.80
                                                                --------    --------    --------    --------    --------
Total from investment operations.........................          (3.39)       7.53       (1.03)      (3.17)       3.10
                                                                --------    --------    --------    --------    --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................          (0.26)      (0.27)      (0.39)      (0.46)      (0.28)
Net realized gain........................................             --          --          --       (0.00)(a)      --
                                                                --------    --------    --------    --------    --------
Total distributions......................................          (0.26)      (0.27)      (0.39)      (0.46)      (0.28)
                                                                --------    --------    --------    --------    --------
Net asset value, end of period...........................       $  21.88    $  25.53    $  18.27    $  19.69    $  23.32
                                                                ========    ========    ========    ========    ========
TOTAL RETURN (b).........................................         (13.39)%     41.52%      (5.36)%    (13.68)%     15.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................       $ 19,234    $ 11,487    $ 11,875    $ 20,669    $ 27,988
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)........           0.65%       0.65%       0.65%       0.65%       0.65%
Ratio of net expenses to average net assets (c)..........           0.65%       0.65%       0.65%       0.59%       0.64%
Ratio of net investment income (loss) to average net
   assets................................................           1.33%       1.27%       1.61%       1.89%       1.52%
Portfolio turnover rate (d)..............................            120%         79%         81%        207%        121%


(a)   Amount is less than $0.01.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 14                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers EquityCompass Risk Manager ETF (the "Fund"), which trades under the ticker "ERM" on the NYSE Arca, Inc. ("NYSE Arca"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as
"Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to seek to provide long term capital appreciation with capital preservation as a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the U.S. or listed on a U.S. exchange.
During periods when the U.S. equity market is determined to be unfavorable by the Fund's sub-advisor, EquityCompass Investment Management, LLC (the
"Sub-Advisor"), the Fund may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income exchange-traded funds ("ETFs"), or the Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced Short Maturity ETF
("FTSM"). Certain of the ETFs in which the Fund invests may be advised by First
Trust Advisors L.P. ("First Trust" or the "Advisor").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940
Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                AUGUST 31, 2022

before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                AUGUST 31, 2022

treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended August 31,
2022 and 2021 was as follows:

Distributions paid from:                        2022                 2021
Ordinary income                            $      236,186       $       142,476
Capital gains                                          --                    --
Return of capital                                      --                    --

As of August 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income              $       65,881
Accumulated capital and other gain (loss)     (19,839,891)
Net unrealized appreciation (depreciation)     (1,493,783)

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of August 31,
2022, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of August 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $19,839,891. Of these losses, $4,689,721 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $164,868 per year.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2022, the adjustments for the Fund were as follows:

                                    Accumulated
             Accumulated           Net Realized
           Net Investment           Gain (Loss)              Paid-in
            Income (Loss)         on Investments             Capital
        ---------------------  ---------------------  ---------------------
          $             --       $    (15,165,462)       $    15,165,462

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                AUGUST 31, 2022

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                   Gross                  Gross             Net Unrealized
                                Unrealized             Unrealized            Appreciation
          Tax Cost             Appreciation          (Depreciation)         (Depreciation)
    ---------------------  ---------------------  ---------------------  ---------------------
        $ 18,776,428           $  1,652,584           $ (1,224,861)          $    427,723


E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit, other services and license fees, but excluding fee payments under the Investment Management
Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule
12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First
Trust an annual unitary management fee equal to 0.65% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of unitary management fee and acquired fund fees and expenses represents the
Fund's total annual operating expenses.

The Fund and First Trust have retained the Sub-Advisor to provide recommendations to the Advisor regarding the selection and allocation of the securities in the Fund's investment portfolio. Pursuant to the Sub-Advisory
Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor's fees are paid by the Advisor out of the Advisor's management fee. For the Fund, the
Sub-Advisor receives a sub-advisory fee equal to 0.25% of the Fund's average daily net assets.

Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust.
First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                AUGUST 31, 2022

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                               4. REORGANIZATION

On December 7, 2020, the Board of Trustees of EquityCompass Tactical Risk
Manager ETF ("TERM") and ERM approved a reorganization of ERM with TERM. The reorganization was completed on October 18, 2021. ERM was the surviving fund.

Under the terms of the reorganization, which was tax-free, the assets of TERM were transferred to, and the liabilities of TERM were assumed by ERM in exchange for shares of ERM. The cost of the investments received from TERM was carried forward to ERM for U.S. GAAP and tax purposes. The ERM shares were then distributed to TERM shareholders and the separate existence of TERM ceased. The reorganization was subject to certain conditions, including that the reorganization was approved on September 13, 2021, by the shareholders of TERM.
When the reorganization occurred, the transactions were based on the relative
NAVs of TERM and ERM.

The following table summarizes the asset transfers and conversion ratios for the reorganization.


                             Net Assets on    Unrealized    Accumulated      Shares       Acquiring                    Net Assets on
  Acquired      Shares        October 15,    Appreciation   Net Realized   Conversion    (Surviving)       Shares       October 15,
    Fund       Redeemed          2021       (Depreciation)  Gain (Loss)      Ratio           Fund         Issued*         2021**
------------------------------------------------------------------------------------------------------------------------------------
   TERM          550,002     $  12,184,063  $    1,921,506  $(14,628,719)   0.870700         ERM          478,887      $  11,449,161


* Amount includes 1 share that was distributed in lieu of cash.

** Amount reflects net assets of ERM prior to the reorganization.

The following table summarizes the operations of the Acquired Fund for the period September 1, 2021 to October 15, 2021, and the operations of ERM, the
Acquiring (Surviving) Fund, for the fiscal year ended August 31, 2022, as presented in the Statement of Operations and the combined Acquired and Acquiring
(Surviving) Funds' pro-forma results of operations for the fiscal year ended
August 31, 2022, assuming the acquisition had been completed on September 1,
2021.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of TERM that have been included in ERM's Statement of Operations since October 15, 2021.


                                                                            Net Realized
                                                                           and Change in    Net Increase
                                                                Net          Unrealized      (Decrease)
                                                             Investment     Gain (Loss)         from
                                                               Income      on Investments    Operations
                                                           --------------  --------------  --------------
Acquired Fund for the period September 1, 2021 to
   October 15, 2021
   TERM                                                     $     17,515    $    (55,285)   $    (37,770)
Acquiring Fund for the fiscal year ended
   August 31, 2022
   ERM                                                           274,319      (3,239,456)     (2,965,137)
                                                            ------------    ------------    ------------
Combined Total                                              $    291,834    $ (3,294,741)   $ (3,002,907)
                                                            ============    ============    ============


                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $21,890,648 and $21,444,081, respectively.

For the fiscal year ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $2,013,249 and $2,989,905, respectively.

                                                                         Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                                AUGUST 31, 2022

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of
EquityCompass Risk Manager ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund VIII, including the portfolio of investments, as of August
31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 21

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2022, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

        Dividends Received Deduction             Qualified Dividend Income
        ----------------------------             -------------------------
                  100.00%                                 100.00%

A portion of the Fund's 2022 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31, 2022, may be eligible for the Qualified Business Income Deduction (QBI) under Internal
Revenue Code Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not

                                                                         Page 23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of the Fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the
Fund's shares and result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

    BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
                            SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") on behalf of the EquityCompass Risk Manager ETF
(the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory
Agreement" and together with the Advisory Agreement, the "Agreements") among the
Trust, on behalf of the Fund, the Advisor and EquityCompass Investment
Management, LLC (the "Sub-Advisor"). The Board approved the continuation of the
Agreements for a one-year period ending June 30, 2023 at a meeting held on June
12-13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by
Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

                                                                         Page 25


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. The
Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio, but that the Advisor executes the Fund's portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the
Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory
Agreement, the Board noted that the Fund is an actively-managed ETF and the
Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the
Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the
Sub-Advisor's portfolio management team, including the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the
Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the
Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule
12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the
Advisor had previously agreed to waive its unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the
Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was equal to the median total (net)
expense ratio of the peer funds in the Expense Group. With respect to the
Expense Group, the Board, at the April 18, 2022 meeting, discussed with
Broadridge its methodology for assembling peer groups and discussed with the
Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the
Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the
Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The
Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2021 to the performance of the funds in the
Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one- and three-year periods ended
December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements to the effect that it does not believe there are any economies of scale to be achieved in connection with providing sub-advisory services to the Fund and that the Sub-Advisor does not expect that its expenses relating to providing services to the Fund to change in the next twelve months. The Board did not review the profitability of the
Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the
Sub-Advisor from its unitary fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor's statements to the effect that it does not believe there will be any indirect benefits to the Sub-Advisor from its relationship with the Advisor and the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 27


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 29


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      EQUITYCOMPASS RISK MANAGER ETF (ERM)
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


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

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

FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
EquityCompass Investment Management, LLC
1 South Street, 16th Floor
Baltimore, Maryland 21202

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)

        FT Cboe Vest U.S. Equity Buffer ETF - February (FFEB)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)

        FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)

        FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)

        FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)

        FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)

        FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)

        FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)

        FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)

        FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)

        FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)

        FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)

        FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)

        FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)

        FT Cboe Vest Buffered Allocation Growth ETF (BUFG)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2022

Shareholder Letter..........................................................   2
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------
TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2022. Please note that some of the Funds were incepted after September 1, 2021, the start of the reporting period, so information in this letter and the report prior to those inception dates will not apply to all Funds.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - January
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 14.20% (before fees, expenses and taxes) and 13.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from January
24, 2022 to January 20, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FJAN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (1/15/21)         (1/15/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -3.06%        4.62%             7.62%
Market Price                                                                -3.20%        4.56%             7.52%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        3.02%             4.96%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JANUARY 15, 2021 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - January            Price Return
1/15/21             $10,000                     $10,000
2/28/21              10,053                      10,114
8/31/21              11,101                      12,002
2/28/22              11,364                      11,607
8/31/22              10,762                      10,496


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to January 24, 2022, the Fund's investment objective included an upside cap of 14.50% (before fees, expenses and taxes) and 13.64% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of January 19, 2021 to January 21, 2022.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
January (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 9.03% (before fees, expenses and taxes) and 8.18% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from January 24, 2022 to January 20, 2023 (the "Outcome
Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DJAN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (1/15/21)         (1/15/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -3.76%        1.39%             2.26%
Market Price                                                                -3.51%        1.43%             2.33%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        3.02%             4.96%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JANUARY 15, 2021 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
            Deep Buffer ETF - January         Price Return
1/15/21              $10,000                    $10,000
2/28/21               10,033                     10,114
8/31/21               10,625                     12,002
2/28/22               10,719                     11,607
8/31/22               10,226                     10,496


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to January 24, 2022, the Fund's investment objective included an upside cap of 8.20% (before fees, expenses and taxes) and 7.34% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of January 19, 2021 to January 21, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - February
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 14.25% (before fees, expenses and taxes) and 13.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
February 22, 2022 to February 17, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FFEB."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (2/21/20)         (2/21/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -5.37%        5.89%            15.55%
Market Price                                                                -5.27%        5.82%            15.35%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        6.96%            18.49%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   FEBRUARY 21, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Buffer ETF - February            Price Return
2/21/20             $10,000                     $10,000
2/29/20               9,214                       8,851
8/31/20              10,260                      10,488
2/28/21              10,825                      11,418
8/31/21              12,210                      13,550
2/28/22              12,190                      13,104
8/31/22              11,555                      11,849


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to February 22, 2022, the Fund's investment objective included an upside cap of 15.85% (before fees, expenses and taxes) and 15.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of February 22, 2021 to February 18, 2022.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
February (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 9.30% (before fees, expenses and taxes) and 8.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from February 22, 2022 to February 17, 2023 (the "Outcome
Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DFEB."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (2/21/20)         (2/21/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -2.08%        4.10%            10.69%
Market Price                                                                -2.25%        4.03%            10.50%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        6.96%            18.49%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   FEBRUARY 21, 2020 - AUGUST 31, 2022

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - February        Price Return
2/21/20              $10,000                    $10,000
2/29/20                9,462                      8,851
8/31/20               10,182                     10,488
2/28/21               10,600                     11,418
8/31/21               11,304                     13,550
2/28/22               11,545                     13,104
8/31/22               11,069                     11,849


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to February 22, 2022, the Fund's investment objective included an upside cap of 8.85% (before fees, expenses and taxes) and 8.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of February 22, 2021 to February 18, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - March (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 14.78% (before fees, expenses and taxes) and 13.93% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from March
21, 2022 to March 17, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (3/19/21)         (3/19/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -3.46%        3.88%             5.68%
Market Price                                                                -3.40%        3.76%             5.51%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        0.74%             1.07%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MARCH 19, 2021 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
               Buffer ETF - March             Price Return
3/19/21             $10,000                     $10,000
8/31/21              10,946                      11,558
2/28/22              11,003                      11,178
8/31/22              10,568                      10,107


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to March 21, 2022, the Fund's investment objective included an upside cap of 14.20% (before fees, expenses and taxes) and 13.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of March 22, 2021 to March 18, 2022.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - March
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 10.02% (before fees, expenses and taxes) and 9.17% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
March 21, 2022 to March 17, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (3/19/21)         (3/19/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -3.47%        1.76%             2.57%
Market Price                                                                -3.19%        1.81%             2.64%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        0.74%             1.07%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MARCH 19, 2021 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
            Deep Buffer ETF - March           Price Return
3/19/21             $10,000                     $10,000
8/31/21              10,625                      11,558
2/28/22              10,703                      11,178
8/31/22              10,257                      10,107


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to March 21, 2022, the Fund's investment objective included an upside cap of 9.30% (before fees, expenses and taxes) and 8.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of March 22, 2021 to March 18, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - April (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 16.35% (before fees, expenses and taxes) and 15.48% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from April
18, 2022 to April 21, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FAPR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (4/16/21)         (4/16/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -7.28%        -1.55%           -2.13%
Market Price                                                                -7.18%        -1.68%           -2.30%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        -4.03%           -5.51%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    APRIL 16, 2021 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
               Buffer ETF - April             Price Return
4/16/21             $10,000                     $10,000
8/31/21              10,556                      10,806
2/28/22              10,460                      10,450
8/31/22               9,787                       9,449


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to April 18, 2022, the Fund's investment objective included an upside cap of 12.00% (before fees, expenses and taxes) and 11.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of April 19, 2021 to April 14, 2022.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - April
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 10.96% (before fees, expenses and taxes) and 10.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
April 18, 2022 to April 21, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DAPR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (4/16/21)         (4/16/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -3.89%        -0.41%           -0.57%
Market Price                                                                -3.81%        -0.51%           -0.70%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        -4.03%           -5.51%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    APRIL 16, 2021 - AUGUST 31, 2022

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - February        Price Return
4/16/21              $10,000                    $10,000
8/31/21               10,346                     10,806
2/28/22               10,289                     10,450
8/31/22                9,943                      9,449


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to April 18, 2022, the Fund's investment objective included an upside cap of 7.50% (before fees, expenses and taxes) and 6.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of April 19, 2021 to April 14, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY (FMAY)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - May (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 20.45% (before fees, expenses and taxes) and 19.60% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from May 23,
2022 to May 19, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R)
Options ("FLEX Options") that reference the price performance of the Underlying
ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome
Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new
Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FMAY."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (5/15/20)         (5/15/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -4.34%         7.30%           17.57%
Market Price                                                                -4.35%         7.20%           17.30%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        15.10%           38.11%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     MAY 15, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
                Buffer ETF - May              Price Return
5/15/20             $10,000                     $10,000
8/31/20              11,032                      12,223
2/28/21              11,454                      13,308
8/31/21              12,291                      15,793
2/28/22              12,195                      15,274
8/31/22              11,757                      13,811


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to May 23, 2022, the Fund's investment objective included an upside cap of 12.50% (before fees, expenses and taxes) and 11.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of May 24, 2021 to May 20, 2022.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - May
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 13.93% (before fees, expenses and taxes) and 13.08% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from May
23, 2022 to May 19, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DMAY."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (5/15/20)         (5/15/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -7.71%         1.79%            4.15%
Market Price                                                                -7.64%         1.69%            3.92%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        15.10%           38.11%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     MAY 15, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Deep Buffer ETF - May            Price Return
5/15/20             $10,000                     $10,000
8/31/20              10,596                      12,223
2/28/21              10,843                      13,308
8/31/21              11,284                      15,793
2/28/22              11,236                      15,274
8/31/22              10,415                      13,811


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to May 23, 2022, the Fund's investment objective included an upside cap of 7.60% (before fees, expenses and taxes) and 6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of May 24, 2021 to May 20, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - June (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 22.20% (before fees, expenses and taxes) and 21.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June
21, 2022 to June 16, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (6/19/20)         (6/19/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -1.81%         8.78%           20.33%
Market Price                                                                -1.87%         8.64%           20.00%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        11.74%           27.67%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     JUNE 19, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
               Buffer ETF - June              Price Return
5/19/20             $10,000                     $10,000
8/31/20              10,764                      11,300
2/28/21              11,342                      12,303
8/31/21              12,255                      14,600
2/28/22              12,162                      14,120
8/31/22              12,033                      12,767


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to June 21, 2022, the Fund's investment objective included an upside cap of 11.70% (before fees, expenses and taxes) and 10.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of June 21, 2021 to June 17, 2022.

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - June
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 15.59% (before fees, expenses and taxes) and 14.74% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
June 21, 2022 to June 16, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (6/19/20)         (6/19/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -4.70%         3.23%            7.24%
Market Price                                                                -4.83%         3.07%            6.88%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        11.74%           27.67%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     JUNE 19, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Deep Buffer ETF - June           Price Return
6/19/20             $10,000                     $10,000
8/31/20              10,453                      11,300
2/28/21              10,750                      12,303
8/31/21              11,253                      14,600
2/28/22              11,190                      14,120
8/31/22              10,724                      12,767


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to June 21, 2022, the Fund's investment objective included an upside cap of 7.06% (before fees, expenses and taxes) and 6.21% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of June 21, 2021 to June 17, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - July (the
"Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 21.30% (before fees, expenses and taxes) and 20.44% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from July
18, 2022 to July 21, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FJUL."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (7/17/20)         (7/17/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -2.50%         6.75%           14.88%
Market Price                                                                -2.53%         6.58%           14.48%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        10.09%           22.65%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     JULY 17, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
               Buffer ETF - July              Price Return
7/17/20             $10,000                     $10,000
8/31/20              10,453                      10,855
2/28/21              10,992                      11,819
8/31/21              11,782                      14,025
2/28/22              11,620                      13,564
8/31/22              11,488                      12,265


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to July 18, 2022, the Fund's investment objective included an upside cap of 11.70% (before fees, expenses and taxes) and 10.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of July 19, 2021 to July 15, 2022.

                                                                         Page 15


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF - July
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 15.02% (before fees, expenses and taxes) and 14.16% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from
July 18, 2022 to July 21, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DJUL."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (7/17/20)         (7/17/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -6.18%         1.36%            2.91%
Market Price                                                                -6.31%         1.22%            2.61%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        10.09%           22.65%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     JULY 17, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Deep Buffer ETF - July           Price Return
7/17/20             $10,000                     $10,000
8/31/20              10,238                      10,855
2/28/21              10,546                      11,819
8/31/21              10,969                      14,025
2/28/22              10,860                      13,564
8/31/22              10,291                      12,265


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to July 18, 2022, the Fund's investment objective included an upside cap of 7.30% (before fees, expenses and taxes) and 6.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of July 19, 2021 to July 15, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - August
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 20.46% (before fees, expenses and taxes) and 19.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from August
22, 2022 to August 18, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FAUG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (11/6/19)         (11/6/19)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -5.87%        5.82%            17.28%
Market Price                                                                -6.26%        5.67%            16.81%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        9.32%            28.54%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   NOVEMBER 6, 2019 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - August             Price Return
11/6/19             $10,000                     $10,000
2/29/20               9,764                       9,602
8/31/20              10,947                      11,377
2/28/21              11,615                      12,387
8/31/21              12,458                      14,699
2/28/22              12,332                      14,216
8/31/22              11,728                      12,854


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to August 22, 2022, the Fund's investment objective included an upside cap of 11.64% (before fees, expenses and taxes) and 10.79% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of August 23, 2021 to August 19, 2022.

                                                                         Page 17


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
August (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 14.47% (before fees, expenses and taxes) and 13.62% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from August 22, 2022 to August 18, 2023 (the "Outcome Period").*
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "DAUG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                           Ended        (11/6/19)         (11/6/19)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -9.12%        1.73%             4.95%
Market Price                                                                -9.31%        1.59%             4.55%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        9.32%            28.54%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   NOVEMBER 6, 2019 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
            Deep Buffer ETF - August          Price Return
11/6/19             $10,000                     $10,000
2/29/20               9,804                       9,602
8/31/20              10,681                      11,377
2/28/21              11,056                      12,387
8/31/21              11,548                      14,699
2/28/22              11,409                      14,216
8/31/22              10,495                      12,854


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to August 22, 2022, the Fund's investment objective included an upside cap of 7.37% (before fees, expenses and taxes) and 6.52% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of August 23, 2021 to August 19, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - September
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 12.20% (before fees, expenses and taxes) and 11.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
September 20, 2021 to September 16, 2022 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FSEP."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (9/18/20)         (9/18/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -3.13%        6.04%            12.13%
Market Price                                                                -2.93%        6.13%            12.30%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        9.40%            19.15%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  SEPTEMBER 18, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Buffer ETF - September           Price Return
9/18/20             $10,000                     $10,000
2/28/21              10,887                      11,481
8/31/21              11,576                      13,625
2/28/22              11,566                      13,177
8/31/22              11,213                      11,915


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to September 20, 2021, the Fund's investment objective included an upside cap of 16.50% (before fees, expenses and taxes) and 15.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September 21, 2020 to September 17, 2021.

                                                                         Page 19


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
September (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R)
ETF Trust (the "Underlying ETF"), up to a predetermined upside cap of 7.43%
(before fees, expenses and taxes) and 6.58% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from September 20, 2021 to September 16, 2022 (the "Outcome
Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DSEP."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (9/18/20)         (9/18/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -5.79%        1.15%             2.25%
Market Price                                                                -6.02%        1.15%             2.25%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        9.40%            19.15%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  SEPTEMBER 18, 2020 - AUGUST 31, 2022

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - September       Price Return
9/18/20               $10,000                   $10,000
2/28/21                10,494                    11,481
8/31/21                10,853                    13,625
2/28/22                10,803                    13,177
8/31/22                10,225                    11,915


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to September 20, 2021, the Fund's investment objective included an upside cap of 9.25% (before fees, expenses and taxes) and 8.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September 21, 2020 to September 17, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - October
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 11.70% (before fees, expenses and taxes) and 10.84% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from October
18, 2021 to October 21, 2022 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FOCT."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (10/16/20)       (10/16/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -4.39%        5.27%            10.11%
Market Price                                                                -4.36%        5.26%            10.08%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        7.00%            13.53%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   OCTOBER 16, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
              Buffer ETF - October            Price Return
10/16/20            $10,000                     $10,000
2/28/21              10,639                      10,940
8/31/21              11,517                      12,982
2/28/22              11,453                      12,555
8/31/22              11,011                      11,353


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to October 18, 2021, the Fund's investment objective included an upside cap of 16.22% (before fees, expenses and taxes) and 15.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of October 19, 2020 to October 15, 2021.

                                                                         Page 21


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
October (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 7.22% (before fees, expenses and taxes) and 6.36% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from October 18, 2021 to October 21, 2022 (the "Outcome
Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DOCT."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (10/16/20)       (10/16/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -5.58%        1.30%             2.44%
Market Price                                                                -5.62%        1.28%             2.41%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        7.00%            13.53%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   OCTOBER 16, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
            Deep Buffer ETF - October         Price Return
10/16/20             $10,000                    $10,000
2/28/21               10,372                     10,940
8/31/21               10,850                     12,982
2/28/22               10,753                     12,555
8/31/22               10,244                     11,353


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to October 18, 2021, the Fund's investment objective included an upside cap of 9.34% (before fees, expenses and taxes) and 8.49% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of October 19, 2020 to October 15, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - November
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 12.10% (before fees, expenses and taxes) and 11.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
November 22, 2021 to November 18, 2022 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FNOV."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (11/15/19)       (11/15/19)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -7.26%        5.53%            16.23%
Market Price                                                                -7.16%        5.52%            16.20%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        8.86%            26.74%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   NOVEMBER 15, 2019 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Buffer ETF - November            Price Return
11/15/19            $10,000                     $10,000
2/29/20               9,705                       9,467
8/31/20              10,762                      11,217
2/28/21              11,603                      12,213
8/31/21              12,533                      14,494
2/28/22              12,088                      14,017
8/31/22              11,623                      12,674


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to November 22, 2021, the Fund's investment objective included an upside cap of 13.72% (before fees, expenses and taxes) and 12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of November 23, 2020 to November 19, 2021.

                                                                         Page 23


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
November (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 7.60% (before fees, expenses and taxes) and 6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from November 22, 2021 to November 18, 2022 (the "Outcome
Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DNOV."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (11/15/19)       (11/15/19)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -6.26%        2.58%             7.36%
Market Price                                                                -6.26%        2.58%             7.36%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        8.86%            26.74%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   NOVEMBER 15, 2019 - AUGUST 31, 2022

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - November        Price Return
11/15/19             $10,000                    $10,000
2/29/20                9,705                      9,467
8/31/20               10,504                     11,217
2/28/21               10,949                     12,213
8/31/21               11,453                     14,494
2/28/22               11,155                     14,017
8/31/22               10,736                     12,674


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to November 22, 2021, the Fund's investment objective included an upside cap of 7.75% (before fees, expenses and taxes) and 6.90% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of November 23, 2020 to November 19, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)

The investment objective of the FT Cboe Vest U.S. Equity Buffer ETF - December
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust (the
"Underlying ETF"), up to a predetermined upside cap of 13.10% (before fees, expenses and taxes) and 12.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
December 20, 2021 to December 16, 2022 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "FDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (12/18/20)       (12/18/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -6.19%        2.73%             4.69%
Market Price                                                                -6.16%        2.71%             4.66%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        3.84%             6.62%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   DECEMBER 18, 2020 - AUGUST 31, 2022

            FT Cboe Vest U.S. Equity       S&P 500(R) Index -
             Buffer ETF - December            Price Return
12/18/20            $10,000                     $10,000
2/28/21              10,195                      10,274
8/31/21              11,160                      12,192
2/28/22              11,014                      11,791
8/31/22              10,469                      10,662


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to December 20, 2021, the Fund's investment objective included an upside cap of 14.00% (before fees, expenses and taxes) and 13.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of December 21, 2020 to December 17, 2021.

                                                                         Page 25


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

The investment objective of the FT Cboe Vest U.S. Equity Deep Buffer ETF -
December (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 8.10% (before fees, expenses and taxes) and 7.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against
Underlying ETF losses between -5% and -30% (before fees, expenses and taxes), over the period from December 20, 2021 to December 16, 2022 (the "Outcome
Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"DDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (12/18/20)       (12/18/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -5.56%        0.25%             0.43%
Market Price                                                                -5.59%        0.27%             0.46%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        3.84%             6.62%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   DECEMBER 18, 2020 - AUGUST 31, 2022

             FT Cboe Vest U.S. Equity      S&P 500(R) Index -
            Deep Buffer ETF - December        Price Return
12/18/20             $10,000                    $10,000
2/28/21               10,089                     10,274
8/31/21               10,634                     12,192
2/28/22               10,499                     11,791
8/31/22               10,043                     10,662


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to December 20, 2021, the Fund's investment objective included an upside cap of 8.00% (before fees, expenses and taxes) and 7.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of December 21, 2020 to December 17, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST BUFFERED ALLOCATION DEFENSIVE ETF (BUFT)

The investment objective of the FT Cboe Vest Buffered Allocation Defensive ETF
(the "Fund") is to seek to provide investors with capital preservation. The Fund seeks to achieve its investment objective by investing in a portfolio of exchange-traded funds that seek to provide investors with returns (before fees and expense) based on the price return of the SPDR(R) S&P 500(R) ETF Trust
("SPY"), up to a predetermined upside cap, while providing a defined buffer against losses of SPY over a defined one-year period (the "Underlying ETFs").
Under normal market conditions, the Fund will invest substantially all of its assets in Underlying ETFs. The Fund and each Underlying ETF are advised by First
Trust Advisors L.P. and sub-advised by Cboe Vest(SM) Financial LLC. PDR
Services, LLC serves as SPY's sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500(R) Index. Unlike the
Underlying ETFs, the Fund itself does not pursue a defined outcome strategy. The buffer is provided only by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Fund's returns may be limited to the caps of the Underlying ETFs.
The Fund is classified as non-diversified under the Investment Company Act of
1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX
Exchange, Inc., under the ticker symbol "BUFT."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (10/26/21)
                                                                                                         to 8/31/22
FUND PERFORMANCE
NAV                                                                                                         -6.75%
Market Price                                                                                                -6.85%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            -13.55%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   OCTOBER 26, 2021 - AUGUST 31, 2022

             FT Cboe Vest Buffered         S&P 500(R) Index -
            Allocation Defensive ETF          Price Return
10/26/21            $10,000                     $10,000
2/28/22               9,865                       9,561
8/31/22               9,325                       8,645


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 27


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST BUFFERED ALLOCATION GROWTH ETF (BUFG)

The investment objective of the FT Cboe Vest Buffered Allocation Growth ETF (the
"Fund") is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of exchange-traded funds that seek to provide investors with returns (before fees and expense) based on the price return of the SPDR(R) S&P 500(R) ETF Trust
("SPY"), up to a predetermined upside cap, while providing a defined buffer against losses of SPY over a defined one-year period (the "Underlying ETFs").
Under normal market conditions, the Fund will invest substantially all of its assets in Underlying ETFs. The Fund and each Underlying ETF are advised by First
Trust Advisors L.P. and sub-advised by Cboe Vest(SM) Financial LLC. PDR
Services, LLC serves as SPY's sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500(R) Index. Unlike the
Underlying ETFs, the Fund itself does not pursue a defined outcome strategy. The buffer is provided only by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Fund's returns may be limited to the caps of the Underlying ETFs.
The Fund is classified as non-diversified under the Investment Company Act of
1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX
Exchange, Inc., under the ticker symbol "BUFG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (10/26/21)
                                                                                                         to 8/31/22
FUND PERFORMANCE
NAV                                                                                                         -9.25%
Market Price                                                                                                -9.25%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            -13.55%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 29.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   OCTOBER 26, 2021 - AUGUST 31, 2022

             FT Cboe Vest Buffered         S&P 500(R) Index -
             Allocation Growth ETF            Price Return
10/26/21            $10,000                     $10,000
2/28/22               9,690                       9,561
8/31/22               9,075                       8,645


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of each
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                         Page 29


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to FT Cboe Vest U.S. Equity Buffer - January ("FJAN"), FT Cboe Vest U.S.
Equity Deep Buffer ETF - January ("DJAN"), FT Cboe Vest U.S. Equity Buffer ETF -
February ("FFEB"), FT Cboe Vest U.S. Equity Deep Buffer ETF - February ("DFEB"),
FT Cboe Vest U.S. Equity Buffer - March ("FMAR"), FT Cboe Vest U.S. Equity Deep
Buffer ETF - March ("DMAR"), FT Cboe Vest U.S. Equity Buffer ETF - April
("FAPR"), FT Cboe Vest Equity U.S. Deep Buffer - April ("DAPR"), FT Cboe Vest
U.S. Equity Buffer - May ("FMAY"), FT Cboe Vest U.S. Equity Deep Buffer ETF -
May ("DMAY"), FT Cboe Vest U.S. Equity Buffer ETF - June ("FJUN"), FT Cboe Vest
U.S. Equity Deep Buffer ETF - June ("DJUN"), FT Cboe Vest U.S. Equity Buffer -
July ("FJUL"), FT Cboe Vest U.S. Equity Deep Buffer ETF - July ("DJUL"), FT Cboe
Vest U.S. Equity Buffer ETF - August ("FAUG"), FT Cboe Vest Equity U.S. Deep
Buffer - August ("DAUG"), FT Cboe Vest U.S. Equity Buffer - September ("FSEP"),
FT Cboe Vest U.S. Equity Deep Buffer ETF - September ("DSEP"), FT Cboe Vest U.S.
Equity Buffer ETF - October ("FOCT"), FT Cboe Vest U.S. Equity Deep Buffer ETF -
October ("DOCT"), FT Cboe Vest U.S. Equity Buffer - November ("FNOV"), FT Cboe
Vest U.S. Equity Deep Buffer ETF - November ("DNOV"), FT Cboe Vest U.S. Equity
Buffer ETF - December ("FDEC"), FT Cboe Vest Equity U.S. Deep Buffer - December
("DDEC"), FT Cboe Vest Buffered Allocation Defensive ETF ("BUFT"), and FT Cboe
Vest Buffered Allocation Growth ETF ("BUFG") (each a "Fund" and collectively, the "Funds"). First Trust is responsible for the ongoing monitoring of each
Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240,
McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately $8.6 billion under management or committed to management as of August 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST

HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

                                   COMMENTARY

MARKET RECAP

Each of the monthly FT Cboe Vest Funds has an investment objective that seeks to provide investors with returns (before fees, expenses, and taxes) that match those of the SPDR(R) S&P 500(R) ETF Trust (the "Reference ETF"), up to a
predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against a specific level
(before fees, expenses and taxes) of losses in the Reference ETF, over a specified time period.

BUFT and BUFG are actively managed ETFs that invest in a portfolio of exchange-traded funds (the "Underlying ETFs"). The Underlying ETFs use a "Target
Outcome Buffer Strategy" to seek to provide predetermined outcomes based on the price returns (before fees and expenses) of the Reference ETF. The Underlying
ETFs provide upside performance potential to a predetermined cap, while seeking to provide a defined buffer against losses of the Reference ETF over a defined one-year period. Unlike the Underlying ETFs, the funds themselves do not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the funds do not provide any stated buffer against losses. The funds will likely not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. Each fund's returns may be limited to the caps of the
Underlying ETFs.

During the 12-month period ended August 31, 2022, stock markets dropped significantly as inflation surged and U.S. gross domestic product ("GDP") fell for two consecutive quarters.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

The S&P 500(R) Index, the well-known measure of U.S. large-cap stocks, ended the period down 11.23%. Mid- and small-capitalization stocks, as measured by the S&P
MidCap 400(R) Index and the Russell 2000(R) Small Cap Index, fell as well, losing 10.37% and 17.88%, respectively, during the same period. The Nasdaq-100
Index(R), a tech-heavy market measure, lost 20.63% during the same period.
International markets were hit even harder than the U.S., with broad foreign market indices such as MSCI EAFE Index and MSCI Emerging Markets Index declining by 19.80% and 21.80%, respectively, during the same period.

Within the S&P 500(R) Index during the 12-month period ended August 31, 2022, the market continued to see dramatic variations in returns across the major sectors of the economy. The Energy sector soared, gaining 75.77%, and outpacing all other sectors by a wide margin during the period. The only other sector to post a positive return for the same period was the Consumer Staples sector, which gained 4.08%. On the downside, the worst performing sectors for the same period were the Telecommunications sector (-35.19%), the Consumer Discretionary sector (-16.16%), and Information Technology sector (-14.35%).

U.S. economic data all pointed to a slowing economy. GDP growth in the most recent four quarterly reports (the third quarter 2021 through the second quarter
2022) saw seasonally adjusted annualized rates of +2.3%, +6.9%, -1.6%, and
-0.6%, sequentially. These two most recent reports thus meet the traditional definition of a recession, which is two consecutive quarterly declines in GDP. A current Bloomberg survey of economists shows a consensus projection of 1.0% GDP growth for all of 2023 (versus 2022).

The U.S. unemployment rate began the 12-month period ended August 31, 2022 at
5.2% (for August 2021) and quickly dropped below 4%, where it remained for most of the period. The most recent report showed a small uptick and the rate now sits at 3.7% (for August 2022).

U.S inflation levels continued to post concerningly high levels. The most recent
(July 2022) Consumer Price Index report shows year-over-year inflation running at an 8.5% rate, up from 5.4% reported twelve months earlier. One component of the economy that continued to overheat was the housing market. Housing prices in the U.S. increased by 18.0% over the last twelve months, according to the most recent (June 2022) S&P Case-Shiller U.S. National Home Price Index. This was on
top of an 18.1% increase in the prior 12 months, compounding to make for a stunning 24-month increase in home prices of 39.3%.

Persistently higher inflation forced the Federal Reserve (the "Fed") to increase short term rates at a much more rapid pace than the market had expected at the beginning of the 12-month period ended August 31, 2022. The Fed has a stated
target of 2% inflation. The Fed began their rate hike cycle in January 2022, and, as of this writing, the Fed has increased the Federal Funds target rate by
2.25%. The Fed began the period with the range being 0% to 0.25% and ended the period with the range being 2.25% to 2.50%. Market participants are factoring in additional rate hikes by the Fed by the end of 2022.

MARKET AND FUND OUTLOOK

Over the 12-month period ended August 31, 2022, implied volatilities in U.S.
equity markets averaged about 28.5%, according to the Cboe S&P 500(R) 1-Year
Volatility Index. This index is derived from option prices and estimates the market's expectation of S&P 500(R) Index volatility for the next twelve months.
As of the end of the same period, the index stands at 29.3%. For comparison purposes, the historical volatility of the S&P 500(R) Index since its inception in 1957 has been about 15.7%. We anticipate that implied volatilities will decline over the coming year. Buffer strategies, such as those used in the FT
Cboe Vest Funds, generally benefit from declining implied volatilities.

While most fixed income securities have seen their nominal yields increase during the 12-month period ended August 31, 2022, many still have negative real yields (i.e., nominal yield less the inflation rate). This continues to bode poorly for future fixed income returns. For this reason, many market analysts are claiming the traditional "60/40 stock/bond allocation" strategy is dead.
Investors are looking to reallocate away from fixed income investments.

The FT Cboe Vest Funds are an alternative that these investors should consider.
The FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY), while limiting the investor's participation in larger upside moves in the Reference ETF. In the current negative real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed income investments.

                                                                         Page 31


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

PERFORMANCE ANALYSIS

The following table provides information pertaining to recent caps (as applicable) and performance for the 12-month period ended August 31, 2022 for each Fund, as well as an attribution analysis that estimates the impact of various factors on each Fund's performance.

Each Fund's cap (as applicable) is reset at the Fund's annual reset date. The table shows the caps that were in effect both at the beginning of the period and after the annual reset date if it occurred within the period. Both of these caps are shown pre and post expenses. Funds that were launched within the period do not yet have new caps, as they have not yet reached their first annual reset date.

Each Fund's performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF's dividends, interest rates, implied volatility, and time to option expiration.
Generally, changes in the level of the Reference ETF is the primary factor, but the other factors can also contribute significantly to Fund performance.
Additionally, expenses will impact Fund performance.

The impact from these factors for the period are shown in the table under
"Estimated Performance Attribution."


------------------------------------------------------------------------------------------------------------------------------
FUND TICKER                                           FJAN       DJAN       FFEB       DFEB       FMAR       DMAR       FAPR
------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio                                    0.85%      0.85%      0.85%      0.85%      0.85%      0.85%      0.85%
Reporting Period Start Date                          8/31/21    8/31/21    8/31/21    8/31/21    8/31/21    8/31/21    8/31/21
Reporting Period End Date                            8/31/22    8/31/22    8/31/22    8/31/22    8/31/22    8/31/22    8/31/22

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)               14.50%      8.20%     15.85%      8.85%     14.20%      9.30%     12.00%
Cap Prior to Annual Reset (post-expenses)              13.64%      7.34%     15.00%      8.00%     13.35%      8.45%     11.15%
Reset Date (prior to 8/31/22)                        1/21/22    1/21/22    2/18/22    2/18/22    3/18/22    3/18/22    4/14/22
New Cap on Annual Reset Date (pre-expenses)            14.20%      9.03%     14.25%      9.30%     14.78%     10.02%     16.35%
New Cap on Annual Reset Date (post-expenses)           13.35%      8.18%     13.40%      8.45%     13.93%      9.17%     15.48%

PERFORMANCE (LATER OF 8/31/21 OR INCEPTION DATE, TO 8/31/22):
Fund Performance (using NAVs)                          -3.06%     -3.76%     -5.37%     -2.08%     -3.46%     -3.47%     -7.28%
Fund Performance (using Market Price)                  -3.20%     -3.51%     -5.27%     -2.25%     -3.40%     -3.19%     -7.18%
Reference Asset Price Return                          -12.49%    -12.49%    -12.49%    -12.49%    -12.49%    -12.49%    -12.49%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                       -5.98%     -3.77%     -6.75%     -3.87%     -6.59%     -4.16%     -7.48%
   b) Changes in other Variables*                       3.77%      0.86%      2.23%      2.64%      3.98%      1.54%      1.05%
   c) Expenses (pro-rated annual expense ratio)        -0.85%     -0.85%     -0.85%     -0.85%     -0.85%     -0.85%     -0.85%
Attribution TOTAL                                      -3.06%     -3.76%     -5.37%     -2.08%     -3.46%     -3.47%     -7.28%


-----------------------------
* Includes changes in a) SPY dividends, b) interest rates, c) implied volatility, and d) time to option expiration


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------
FUND TICKER                                           DAPR       FMAY       DMAY       FJUN       DJUN       FJUL       DJUL
------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio                                    0.85%      0.85%      0.85%      0.85%      0.85%      0.85%      0.85%
Reporting Period Start Date                          8/31/21    8/31/21    8/31/21    8/31/21    8/31/21    8/31/21    8/31/21
Reporting Period End Date                            8/31/22    8/31/22    8/31/22    8/31/22    8/31/22    8/31/22    8/31/22

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)                7.50%     12.50%      7.60%     11.70%      7.06%     11.70%      7.30%
Cap Prior to Annual Reset (post-expenses)               6.65%     11.65%      6.75%     10.85%      6.21%     10.85%      6.45%
Reset Date (prior to 8/31/22)                        4/14/22    5/20/22    5/20/22    6/17/22    6/17/22    7/15/22    7/15/22
New Cap on Annual Reset Date (pre-expenses)            10.96%     20.45%     13.93%     22.20%     15.59%     21.30%     15.02%
New Cap on Annual Reset Date (post-expenses)           10.09%     19.60%     13.08%     21.35%     14.74%     20.44%     14.16%

PERFORMANCE (LATER OF 8/31/21 OR INCEPTION DATE, TO 8/31/22):
Fund Performance (using NAVs)                          -3.89%     -4.34%     -7.71%     -1.81%     -4.70%     -2.50%     -6.18%
Fund Performance (using Market Price)                  -3.81%     -4.35%     -7.64%     -1.87%     -4.83%     -2.53%     -6.31%
Reference Asset Price Return                          -12.49%    -12.49%    -12.49%    -12.49%    -12.49%    -12.49%    -12.49%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                       -4.92%     -6.67%     -4.59%     -6.08%     -4.24%     -6.93%     -4.33%
   b) Changes in other Variables*                       1.88%      3.18%     -2.27%      5.12%      0.39%      5.28%     -1.00%
   c) Expenses (pro-rated annual expense ratio)        -0.85%     -0.85%     -0.85%     -0.85%     -0.85%     -0.85%     -0.85%
Attribution TOTAL                                      -3.89%     -4.34%     -7.71%     -1.81%     -4.70%     -2.50%     -6.18%



------------------------------------------------------------------------------------------------------------------------------
FUND TICKER                                           FAUG       DAUG       FSEP       DSEP       FOCT       DOCT       FNOV
------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio                                    0.85%      0.85%      0.85%      0.85%      0.85%      0.85%      0.85%
Reporting Period Start Date                          8/31/21    8/31/21    8/31/21    8/31/21    8/31/21    8/31/21    8/31/21
Reporting Period End Date                            8/31/22    8/31/22    8/31/22    8/31/22    8/31/22    8/31/22    8/31/22

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)               11.64%      7.37%     16.50%      9.25%     16.22%      9.34%     13.72%
Cap Prior to Annual Reset (post-expenses)              10.79%      6.52%     15.65%      8.40%     15.37%      8.49%     12.87%
Reset Date (prior to 8/31/22)                        8/19/22    8/19/22    9/16/21    9/16/21   10/15/21   10/15/21    11/19/21
New Cap on Annual Reset Date (pre-expenses)            20.46%     14.47%     12.20%      7.43%     11.70%      7.22%     12.10%
New Cap on Annual Reset Date (post-expenses)           19.61%     13.62%     11.35%      6.58%     10.84%      6.36%     11.25%

PERFORMANCE (LATER OF 8/31/21 OR INCEPTION DATE, TO 8/31/22):
Fund Performance (using NAVs)                          -5.87%     -9.12%     -3.13%     -5.79%     -4.39%     -5.58%     -7.26%
Fund Performance (using Market Price)                  -6.26%     -9.31%     -2.93%     -6.02%     -4.36%     -5.62%     -7.16%
Reference Asset Price Return                          -12.49%    -12.49%    -12.49%    -12.49%    -12.49%    -12.49%    -12.49%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                       -7.08%     -4.58%     -6.78%     -4.32%     -6.47%     -4.03%     -6.72%
   b) Changes in other Variables*                       2.06%     -3.69%      4.50%     -0.62%      2.93%     -0.70%      0.31%
   c) Expenses (pro-rated annual expense ratio)        -0.85%     -0.85%     -0.85%     -0.85%     -0.85%     -0.85%     -0.85%
Attribution TOTAL                                      -5.87%     -9.12%     -3.13%     -5.79%     -4.39%     -5.58%     -7.26%


-----------------------------
* Includes changes in a) SPY dividends, b) interest rates, c) implied volatility, and d) time to option expiration

                                                                         Page 33


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)


--------------------------------------------------------------------------------------------------------
FUND TICKER                                           DNOV       FDEC       DDEC       BUFT       BUFG
--------------------------------------------------------------------------------------------------------
Annual Expense Ratio (includes any Acquired
   Fund Fees and Expenses)                              0.85%      0.85%      0.85%      1.05%      1.05%
Reporting Period Start Date                          8/31/21    8/31/21    8/31/21   10/26/21   10/26/21
Reporting Period End Date                            8/31/22    8/31/22    8/31/22    8/31/22    8/31/22

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)                7.75%     14.00%      8.00%       N/A        N/A
Cap Prior to Annual Reset (post-expenses)               6.90%     13.15%      7.15%       N/A        N/A
Reset Date (prior to 8/31/22)                       11/19/21   12/17/21   12/17/21        N/A        N/A
New Cap on Annual Reset Date (pre-expenses)             7.60%     13.10%      8.10%       N/A        N/A
New Cap on Annual Reset Date (post-expenses)            6.75%     12.25%      7.25%       N/A        N/A

PERFORMANCE (LATER OF 8/31/21 OR INCEPTION DATE, TO 8/31/22):
Fund Performance (using NAVs)                          -6.26%     -6.19%     -5.56%     -6.75%     -9.25%
Fund Performance (using Market Price)                  -6.26%     -6.16%     -5.59%     -6.85%     -9.25%
Reference Asset Price Return                          -12.49%    -12.49%    -12.49%    -13.33%    -13.33%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                       -3.82%     -6.51%     -3.85%     -4.47%     -8.44%
   b) Changes in other Variables*                      -1.59%      1.17%     -0.86%     -1.39%      0.08%
   c) Expenses (pro-rated annual expense ratio)        -0.85%     -0.85%     -0.85%     -0.89%     -0.89%
Attribution TOTAL                                      -6.26%     -6.19%     -5.56%     -6.75%     -9.25%


-----------------------------
* Includes changes in a) SPY dividends, b) interest rates, c) implied volatility, and d) time to option expiration


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of FT Cboe Vest U.S. Equity Buffer ETF - January, FT Cboe Vest
U.S. Equity Deep Buffer ETF - January, FT Cboe Vest U.S. Equity Buffer ETF -
February, FT Cboe Vest U.S. Equity Deep Buffer ETF - February, FT Cboe Vest U.S.
Equity Buffer ETF - March, FT Cboe Vest U.S. Equity Deep Buffer ETF - March, FT
Cboe Vest U.S. Equity Buffer ETF - April, FT Cboe Vest U.S. Equity Deep Buffer
ETF - April, FT Cboe Vest U.S. Equity Buffer ETF - May, FT Cboe Vest U.S. Equity
Deep Buffer ETF - May, FT Cboe Vest U.S. Equity Buffer ETF - June, FT Cboe Vest
U.S. Equity Deep Buffer ETF - June, FT Cboe Vest U.S. Equity Buffer ETF - July,
FT Cboe Vest U.S. Equity Deep Buffer ETF - July, FT Cboe Vest U.S. Equity Buffer
ETF - August, FT Cboe Vest U.S. Equity Deep Buffer ETF - August, FT Cboe Vest
U.S. Equity Buffer ETF - September, FT Cboe Vest U.S. Equity Deep Buffer ETF -
September, FT Cboe Vest U.S. Equity Buffer ETF - October, FT Cboe Vest U.S.
Equity Deep Buffer ETF - October, FT Cboe Vest U.S. Equity Buffer ETF -
November, FT Cboe Vest U.S. Equity Deep Buffer ETF - November, FT Cboe Vest U.S.
Equity Buffer ETF - December, FT Cboe Vest U.S. Equity Deep Buffer ETF -
December, FT Cboe Vest Buffered Allocation Defensive ETF or FT Cboe Vest
Buffered Allocation Growth ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2022     AUGUST 31, 2022        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)
Actual                                               $1,000.00          $  947.00            0.85%             $4.17
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)
Actual                                               $1,000.00          $  954.10            0.85%             $4.19
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)
Actual                                               $1,000.00          $  947.90            0.85%             $4.17
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)
Actual                                               $1,000.00          $  958.80            0.85%             $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33


                                                                         Page 35


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2022 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2022     AUGUST 31, 2022        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)
Actual                                               $1,000.00          $  960.40            0.85%             $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)
Actual                                               $1,000.00          $  958.30            0.85%             $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)
Actual                                               $1,000.00          $  935.70            0.85%             $4.15
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)
Actual                                               $1,000.00          $  966.40            0.85%             $4.21
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY (FMAY)
Actual                                               $1,000.00          $  964.10            0.85%             $4.21
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)
Actual                                               $1,000.00          $  927.00            0.85%             $4.13
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)
Actual                                               $1,000.00          $  989.40            0.85%             $4.26
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)
Actual                                               $1,000.00          $  958.30            0.85%             $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)
Actual                                               $1,000.00          $  988.60            0.85%             $4.26
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)
Actual                                               $1,000.00          $  947.60            0.85%             $4.17
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)
Actual                                               $1,000.00          $  951.00            0.85%             $4.18
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)
Actual                                               $1,000.00          $  919.90            0.85%             $4.11
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)
Actual                                               $1,000.00          $  969.50            0.85%             $4.22
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)
Actual                                               $1,000.00          $  946.50            0.85%             $4.17
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33



FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2022 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2022     AUGUST 31, 2022        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)
Actual                                               $1,000.00          $  961.40            0.85%             $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)
Actual                                               $1,000.00          $  952.70            0.85%             $4.18
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)
Actual                                               $1,000.00          $  961.60            0.85%             $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)
Actual                                              $1,000.00           $  962.40            0.85%             $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)
Actual                                               $1,000.00          $  950.50            0.85%             $4.18
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)
Actual                                               $1,000.00          $  956.60            0.85%             $4.19
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FT CBOE VEST BUFFERED ALLOCATION DEFENSIVE ETF (BUFT) (b)
Actual                                               $1,000.00          $  945.30            0.20%             $0.98
Hypothetical (5% return before expenses)             $1,000.00          $1,024.20            0.20%             $1.02

FT CBOE VEST BUFFERED ALLOCATION GROWTH ETF (BUFG) (b)
Actual                                               $1,000.00          $  936.60            0.20%             $0.98
Hypothetical (5% return before expenses)             $1,000.00          $1,024.20            0.20%             $1.02


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).

(b)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

                                                                         Page 37


FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

     1,343,489  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,343,489
                (Cost $1,343,489)                                                                                --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................       1,343,489
                (Cost $1,343,489)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 104.6%

CALL OPTIONS PURCHASED -- 93.6%
         4,563  SPDR(R) S&P 500(R) ETF Trust.......................   $ 180,320,634   $      4.38    01/20/23       177,091,380
                (Cost $194,061,728)                                                                              --------------

PUT OPTIONS PURCHASED -- 11.0%
         4,563  SPDR(R) S&P 500(R) ETF Trust.......................     180,320,634        437.98    01/20/23        20,851,105
                (Cost $17,877,329)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     197,942,485
                (Cost $211,939,057)                                                                              --------------

WRITTEN OPTIONS -- (5.2)%

CALL OPTIONS WRITTEN -- (0.0)%
        (4,563) SPDR(R) S&P 500(R) ETF Trust.......................    (180,320,634)       500.17    01/20/23          (104,369)
                (Premiums received $2,427,963)                                                                   --------------

PUT OPTIONS WRITTEN -- (5.2)%
        (4,563) SPDR(R) S&P 500(R) ETF Trust.......................    (180,320,634)       394.18    01/20/23        (9,825,515)
                (Premiums received $10,491,388)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (9,929,884)
                (Premiums received $12,919,351)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (122,829)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  189,233,261
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.7%
Purchased Options                                      104.6
Written Options                                         (5.2)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 38                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,343,489    $    1,343,489    $           --    $           --
Call Options Purchased...............................       177,091,380                --       177,091,380                --
Put Options Purchased................................        20,851,105                --        20,851,105                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  199,285,974    $    1,343,489    $  197,942,485    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (104,369)   $           --    $     (104,369)   $           --
Put Options Written..................................        (9,825,515)               --        (9,825,515)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (9,929,884)   $           --    $   (9,929,884)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 39


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

       922,250  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      922,250
                (Cost $922,250)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................         922,250
                (Cost $922,250)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 100.5%

CALL OPTIONS PURCHASED -- 92.8%
         3,187  SPDR(R) S&P 500(R) ETF Trust.......................   $ 125,943,866   $      4.37    01/20/23       123,324,152
                (Cost $134,339,733)                                                                              --------------

PUT OPTIONS PURCHASED -- 7.7%
         3,187  SPDR(R) S&P 500(R) ETF Trust.......................     125,943,866        416.08    01/20/23        10,211,148
                (Cost $10,493,284)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     133,535,300
                (Cost $144,833,017)                                                                              --------------

WRITTEN OPTIONS -- (1.1)%

CALL OPTIONS WRITTEN -- (0.2)%
        (3,187) SPDR(R) S&P 500(R) ETF Trust.......................    (125,943,866)       477.53    01/20/23          (226,277)
                (Premiums received $3,610,218)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.9)%
        (3,187) SPDR(R) S&P 500(R) ETF Trust.......................    (125,943,866)       306.59    01/20/23        (1,188,751)
                (Premiums received $2,693,884)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (1,415,028)
                (Premiums received $6,304,102)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (111,735)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  132,930,787
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.7%
Purchased Options                                      100.5
Written Options                                         (1.1)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 40                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      922,250    $      922,250    $           --    $           --
Call Options Purchased...............................       123,324,152                --       123,324,152                --
Put Options Purchased................................        10,211,148                --        10,211,148                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  134,457,550    $      922,250    $  133,535,300    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (226,277)   $           --    $     (226,277)   $           --
Put Options Written..................................        (1,188,751)               --        (1,188,751)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (1,415,028)   $           --    $   (1,415,028)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 41


FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.8%

     2,408,572  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    2,408,572
                (Cost $2,408,572)                                                                                --------------

                TOTAL INVESTMENTS -- 0.8%......................................................................       2,408,572
                (Cost $2,408,572)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 104.8%

CALL OPTIONS PURCHASED -- 94.1%
         7,346  SPDR(R) S&P 500(R) ETF Trust.......................   $ 290,299,228   $      4.34    02/17/23       285,182,498
                (Cost $311,603,719)                                                                              --------------

PUT OPTIONS PURCHASED -- 10.7%
         7,346  SPDR(R) S&P 500(R) ETF Trust.......................     290,299,228        434.23    02/17/23        32,374,789
                (Cost $27,421,740)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     317,557,287
                (Cost $339,025,459)                                                                              --------------

WRITTEN OPTIONS -- (5.5)%

CALL OPTIONS WRITTEN -- (0.1)%
        (7,346) SPDR(R) S&P 500(R) ETF Trust.......................    (290,299,228)       496.11    02/17/23          (379,066)
                (Premiums received $6,561,376)                                                                   --------------

PUT OPTIONS WRITTEN -- (5.4)%
        (7,346) SPDR(R) S&P 500(R) ETF Trust.......................    (290,299,228)       390.81    02/17/23       (16,306,657)
                (Premiums received $16,355,859)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (16,685,723)
                (Premiums received $22,917,235)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (201,316)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  303,078,820
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.8%
Purchased Options                                      104.8
Written Options                                         (5.5)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 42                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,408,572    $    2,408,572    $           --    $           --
Call Options Purchased...............................       285,182,498                --       285,182,498                --
Put Options Purchased................................        32,374,789                --        32,374,789                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  319,965,859    $    2,408,572    $  317,557,287    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (379,066)   $           --    $     (379,066)   $           --
Put Options Written..................................       (16,306,657)               --       (16,306,657)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (16,685,723)   $           --    $  (16,685,723)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 43


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.8%

     2,317,988  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    2,317,988
                (Cost $2,317,988)                                                                                --------------

                TOTAL INVESTMENTS -- 0.8%......................................................................       2,317,988
                (Cost $2,317,988)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 100.8%

CALL OPTIONS PURCHASED -- 93.2%
         7,273  SPDR(R) S&P 500(R) ETF Trust.......................   $ 287,414,414   $      4.33    02/17/23       282,355,689
                (Cost $308,014,946)                                                                              --------------

PUT OPTIONS PURCHASED -- 7.6%
         7,273  SPDR(R) S&P 500(R) ETF Trust.......................     287,414,414        412.52    02/17/23        22,954,439
                (Cost $21,915,598)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     305,310,128
                (Cost $329,930,544)                                                                              --------------

WRITTEN OPTIONS -- (1.5)%

CALL OPTIONS WRITTEN -- (0.4)%
        (7,273) SPDR(R) S&P 500(R) ETF Trust.......................    (287,414,414)       474.61    02/17/23        (1,109,360)
                (Premiums received $10,825,575)                                                                  --------------

PUT OPTIONS WRITTEN -- (1.1)%
        (7,273) SPDR(R) S&P 500(R) ETF Trust.......................    (287,414,414)       303.96    02/17/23        (3,201,608)
                (Premiums received $5,820,776)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (4,310,968)
                (Premiums received $16,646,351)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (211,608)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  303,105,540
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.8%
Purchased Options                                      100.8
Written Options                                         (1.5)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 44                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,317,988    $    2,317,988    $           --    $           --
Call Options Purchased...............................       282,355,689                --       282,355,689                --
Put Options Purchased................................        22,954,439                --        22,954,439                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  307,628,116    $    2,317,988    $  305,310,128    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (1,109,360)   $           --    $   (1,109,360)   $           --
Put Options Written..................................        (3,201,608)               --        (3,201,608)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (4,310,968)   $           --    $   (4,310,968)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 45


FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

     1,729,042  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,729,042
                (Cost $1,729,042)                                                                                --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................       1,729,042
                (Cost $1,729,042)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.0%

CALL OPTIONS PURCHASED -- 93.3%
         4,755  SPDR(R) S&P 500(R) ETF Trust.......................   $ 187,908,090   $      4.45    03/17/23       183,955,095
                (Cost $202,058,926)                                                                              --------------

PUT OPTIONS PURCHASED -- 12.7%
         4,755  SPDR(R) S&P 500(R) ETF Trust.......................     187,908,090        444.52    03/17/23        25,009,963
                (Cost $20,421,845)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     208,965,058
                (Cost $222,480,771)                                                                              --------------

WRITTEN OPTIONS -- (6.8)%

CALL OPTIONS WRITTEN -- (0.1)%
        (4,755) SPDR(R) S&P 500(R) ETF Trust.......................    (187,908,090)       510.22    03/17/23          (212,863)
                (Premiums received $3,748,513)                                                                   --------------

PUT OPTIONS WRITTEN -- (6.7)%
        (4,755) SPDR(R) S&P 500(R) ETF Trust.......................    (187,908,090)       400.07    03/17/23       (13,268,268)
                (Premiums received $11,860,192)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (13,481,131)
                (Premiums received $15,608,705)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (149,260)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  197,063,709
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.9%
Purchased Options                                      106.0
Written Options                                         (6.8)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 46                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,729,042    $    1,729,042    $           --    $           --
Call Options Purchased...............................       183,955,095                --       183,955,095                --
Put Options Purchased................................        25,009,963                --        25,009,963                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  210,694,100    $    1,729,042    $  208,965,058    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (212,863)   $           --    $     (212,863)   $           --
Put Options Written..................................       (13,268,268)               --       (13,268,268)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (13,481,131)   $           --    $  (13,481,131)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 47


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.8%

     1,579,581  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,579,581
                (Cost $1,579,581)                                                                                --------------

                TOTAL INVESTMENTS -- 0.8%......................................................................       1,579,581
                (Cost $1,579,581)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 101.0%

CALL OPTIONS PURCHASED -- 91.8%
         4,588  SPDR S&P(R) 500(R) ETF Trust.......................   $ 181,308,584   $      4.44    03/17/23       176,876,576
                (Cost $195,617,692)                                                                              --------------

PUT OPTIONS PURCHASED -- 9.2%
         4,588  SPDR S&P(R) 500(R) ETF Trust.......................     181,308,584        422.29    03/17/23        17,801,440
                (Cost $14,804,483)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     194,678,016
                (Cost $210,422,175)                                                                              --------------

WRITTEN OPTIONS -- (1.7)%

CALL OPTIONS WRITTEN -- (0.2)%
        (4,588) SPDR S&P(R) 500(R) ETF Trust.......................    (181,308,584)       489.06    03/17/23          (509,268)
                (Premiums received $5,122,772)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.5)%
        (4,588) SPDR S&P(R) 500(R) ETF Trust.......................    (181,308,584)       311.16    03/17/23        (2,858,324)
                (Premiums received $3,485,299)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (3,367,592)
                (Premiums received $8,608,071)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (97,366)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  192,792,639
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.8%
Purchased Options                                      101.0
Written Options                                         (1.7)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 48                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,579,581    $    1,579,581    $           --    $           --
Call Options Purchased...............................       176,876,576                --       176,876,576                --
Put Options Purchased................................        17,801,440                --        17,801,440                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  196,257,597    $    1,579,581    $  194,678,016    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (509,268)   $           --    $     (509,268)   $           --
Put Options Written..................................        (2,858,324)               --        (2,858,324)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (3,367,592)   $           --    $   (3,367,592)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 49


FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

     2,665,938  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    2,665,938
                (Cost $2,665,938)                                                                                --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................       2,665,938
                (Cost $2,665,938)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.0%

CALL OPTIONS PURCHASED -- 94.1%
         6,843  SPDR(R) S&P 500(R) ETF Trust.......................   $ 270,421,674   $      4.38    04/21/23       264,754,271
                (Cost $284,313,339)                                                                              --------------

PUT OPTIONS PURCHASED -- 11.9%
         6,843  SPDR(R) S&P 500(R) ETF Trust.......................     270,421,674        437.79    04/21/23        33,477,855
                (Cost $27,401,504)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     298,232,126
                (Cost $311,714,843)                                                                              --------------

WRITTEN OPTIONS -- (6.8)%

CALL OPTIONS WRITTEN -- (0.2)%
        (6,843) SPDR(R) S&P 500(R) ETF Trust.......................    (270,421,674)       509.37    04/21/23          (541,307)
                (Premiums received $4,184,128)                                                                   --------------

PUT OPTIONS WRITTEN -- (6.6)%
        (6,843) SPDR(R) S&P 500(R) ETF Trust.......................    (270,421,674)       394.01    04/21/23       (18,640,047)
                (Premiums received $16,318,901)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (19,181,354)
                (Premiums received $20,503,029)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (205,643)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  281,511,067
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.9%
Purchased Options                                      106.0
Written Options                                         (6.8)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 50                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,665,938    $    2,665,938    $           --    $           --
Call Options Purchased...............................       264,754,271                --       264,754,271                --
Put Options Purchased................................        33,477,855                --        33,477,855                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  300,898,064    $    2,665,938    $  298,232,126    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (541,307)   $           --    $     (541,307)   $           --
Put Options Written..................................       (18,640,047)               --       (18,640,047)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (19,181,354)   $           --    $  (19,181,354)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 51


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.8%

     4,695,926  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    4,695,926
                (Cost $4,695,926)                                                                                --------------

                TOTAL INVESTMENTS -- 1.8%......................................................................       4,695,926
                (Cost $4,695,926)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 101.3%

CALL OPTIONS PURCHASED -- 92.5%
         6,360  SPDR(R) S&P 500(R) ETF Trust.......................   $ 251,334,480   $      4.37    04/21/23       246,073,318
                (Cost $257,449,296)                                                                              --------------

PUT OPTIONS PURCHASED -- 8.8%
         6,360  SPDR(R) S&P 500(R) ETF Trust.......................     251,334,480        415.90    04/21/23        23,314,320
                (Cost $24,185,014)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     269,387,638
                (Cost $281,634,310)                                                                              --------------

WRITTEN OPTIONS -- (2.2)%

CALL OPTIONS WRITTEN -- (0.5)%
        (6,360) SPDR(R) S&P 500(R) ETF Trust.......................    (251,334,480)       485.77    04/21/23        (1,353,509)
                (Premiums received $5,070,012)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.7)%
        (6,360) SPDR(R) S&P 500(R) ETF Trust.......................    (251,334,480)       306.45    04/21/23        (4,461,641)
                (Premiums received $5,879,406)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (5,815,150)
                (Premiums received $10,949,418)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.9)%.....................................................      (2,434,952)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  265,833,462
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       1.8%
Purchased Options                                      101.3
Written Options                                         (2.2)
Net Other Assets and Liabilities                        (0.9)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 52                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    4,695,926    $    4,695,926    $           --    $           --
Call Options Purchased...............................       246,073,318                --       246,073,318                --
Put Options Purchased................................        23,314,320                --        23,314,320                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  274,083,564    $    4,695,926    $  269,387,638    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (1,353,509)   $           --    $   (1,353,509)   $           --
Put Options Written..................................        (4,461,641)               --        (4,461,641)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (5,815,150)   $           --    $   (5,815,150)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 53


FT CBOE VEST U.S. EQUITY BUFFER - MAY (FMAY)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

     3,438,533  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    3,438,533
                (Cost $3,438,533)                                                                                --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................       3,438,533
                (Cost $3,438,533)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 104.4%

CALL OPTIONS PURCHASED -- 97.6%
         9,166  SPDR(R) S&P 500(R) ETF Trust.......................   $ 362,221,988   $      3.90    05/19/23       355,095,996
                (Cost $354,362,142)                                                                              --------------

PUT OPTIONS PURCHASED -- 6.8%
         9,166  SPDR(R) S&P 500(R) ETF Trust.......................     362,221,988        389.63    05/19/23        24,532,099
                (Cost $31,062,254)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     379,628,095
                (Cost $385,424,396)                                                                              --------------

WRITTEN OPTIONS -- (5.2)%

CALL OPTIONS WRITTEN -- (1.3)%
        (9,166) SPDR(R) S&P 500(R) ETF Trust.......................    (362,221,988)       469.31    05/19/23        (4,841,964)
                (Premiums received $8,106,175)                                                                   --------------

PUT OPTIONS WRITTEN -- (3.9)%
        (9,166) SPDR(R) S&P 500(R) ETF Trust.......................    (362,221,988)       350.67    05/19/23       (14,116,411)
                (Premiums received $18,890,893)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (18,958,375)
                (Premiums received $26,997,068)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (260,491)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  363,847,762
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.9%
Purchased Options                                      104.4
Written Options                                         (5.2)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 54                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER - MAY (FMAY)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    3,438,533    $    3,438,533    $           --    $           --
Call Options Purchased...............................       355,095,996                --       355,095,996                --
Put Options Purchased................................        24,532,099                --        24,532,099                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  383,066,628    $    3,438,533    $  379,628,095    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (4,841,964)   $           --    $   (4,841,964)   $           --
Put Options Written..................................       (14,116,411)               --       (14,116,411)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (18,958,375)   $           --    $  (18,958,375)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 55


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

     2,075,025  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    2,075,025
                (Cost $2,075,025)                                                                                --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................       2,075,025
                (Cost $2,075,025)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 103.4%

CALL OPTIONS PURCHASED -- 98.2%
         5,727  SPDR(R) S&P 500(R) ETF Trust.......................   $ 226,319,586   $      3.89    05/19/23       221,872,784
                (Cost $223,212,596)                                                                              --------------

PUT OPTIONS PURCHASED -- 5.2%
         5,727  SPDR(R) S&P 500(R) ETF Trust.......................     226,319,586        370.15    05/19/23        11,669,358
                (Cost $14,924,092)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     233,542,142
                (Cost $238,136,688)                                                                              --------------

WRITTEN OPTIONS -- (4.2)%

CALL OPTIONS WRITTEN -- (3.0)%
        (5,727) SPDR(R) S&P 500(R) ETF Trust.......................    (226,319,586)       443.91    05/19/23        (6,769,942)
                (Premiums received $9,059,201)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.2)%
        (5,727) SPDR(R) S&P 500(R) ETF Trust.......................    (226,319,586)       272.74    05/19/23        (2,677,723)
                (Premiums received $3,881,218)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (9,447,665)
                (Premiums received $12,940,419)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (151,088)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  226,018,414
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.9%
Purchased Options                                      103.4
Written Options                                         (4.2)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 56                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,075,025    $    2,075,025    $           --    $           --
Call Options Purchased...............................       221,872,784                --       221,872,784                --
Put Options Purchased................................        11,669,358                --        11,669,358                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  235,617,167    $    2,075,025    $  233,542,142    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (6,769,942)   $           --    $   (6,769,942)   $           --
Put Options Written..................................        (2,677,723)               --        (2,677,723)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (9,447,665)   $           --    $   (9,447,665)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 57


FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.0%

     3,020,889  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    3,020,889
                (Cost $3,020,889)                                                                                --------------

                TOTAL INVESTMENTS -- 1.0%......................................................................       3,020,889
                (Cost $3,020,889)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.4%

CALL OPTIONS PURCHASED -- 100.1%
         7,721  SPDR(R) S&P 500(R) ETF Trust.......................   $ 305,118,478   $      3.66    06/16/23       298,757,178
                (Cost $279,467,848)                                                                              --------------

PUT OPTIONS PURCHASED -- 5.3%
         7,721  SPDR(R) S&P 500(R) ETF Trust.......................     305,118,478        365.86    06/16/23        15,734,828
                (Cost $24,083,462)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     314,492,006
                (Cost $303,551,310)                                                                              --------------

WRITTEN OPTIONS -- (6.3)%

CALL OPTIONS WRITTEN -- (3.1)%
        (7,721) SPDR(R) S&P 500(R) ETF Trust.......................    (305,118,478)       447.08    06/16/23        (9,354,675)
                (Premiums received $5,913,649)                                                                   --------------

PUT OPTIONS WRITTEN -- (3.2)%
        (7,721) SPDR(R) S&P 500(R) ETF Trust.......................    (305,118,478)       329.27    06/16/23        (9,439,595)
                (Premiums received $14,765,755)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (18,794,270)
                (Premiums received $20,679,404)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (220,762)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  298,497,863
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       1.0%
Purchased Options                                      105.4
Written Options                                         (6.3)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 58                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    3,020,889    $    3,020,889    $           --    $           --
Call Options Purchased...............................       298,757,178                --       298,757,178                --
Put Options Purchased................................        15,734,828                --        15,734,828                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  317,512,895    $    3,020,889    $  314,492,006    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (9,354,675)   $           --    $   (9,354,675)   $           --
Put Options Written..................................        (9,439,595)               --        (9,439,595)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (18,794,270)   $           --    $  (18,794,270)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 59


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.0%

     1,766,947  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,766,947
                (Cost $1,766,947)                                                                                --------------

                TOTAL INVESTMENTS -- 1.0%......................................................................       1,766,947
                (Cost $1,766,947)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.9%

CALL OPTIONS PURCHASED -- 101.7%
         4,733  SPDR(R) S&P 500(R) ETF Trust.......................   $ 187,038,694   $      3.65    06/16/23       183,143,795
                (Cost $171,711,398)                                                                              --------------

PUT OPTIONS PURCHASED -- 4.2%
         4,733  SPDR(R) S&P 500(R) ETF Trust.......................     187,038,694        347.57    06/16/23         7,503,955
                (Cost $11,906,216)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     190,647,750
                (Cost $183,617,614)                                                                              --------------

WRITTEN OPTIONS -- (6.8)%

CALL OPTIONS WRITTEN -- (5.7)%
        (4,733) SPDR(R) S&P 500(R) ETF Trust.......................    (187,038,694)       422.90    06/16/23       (10,256,017)
                (Premiums received $7,195,688)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.1)%
        (4,733) SPDR(R) S&P 500(R) ETF Trust.......................    (187,038,694)       256.10    06/16/23        (1,965,810)
                (Premiums received $3,244,227)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (12,221,827)
                (Premiums received $10,439,915)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (128,660)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  180,064,210
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       1.0%
Purchased Options                                      105.9
Written Options                                         (6.8)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 60                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,766,947    $    1,766,947    $           --    $           --
Call Options Purchased...............................       183,143,795                --       183,143,795                --
Put Options Purchased................................         7,503,955                --         7,503,955                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  192,414,697    $    1,766,947    $  190,647,750    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $  (10,256,017)   $           --    $  (10,256,017)   $           --
Put Options Written..................................        (1,965,810)               --        (1,965,810)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (12,221,827)   $           --    $  (12,221,827)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 61


FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.1%

     2,380,478  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    2,380,478
                (Cost $2,380,478)                                                                                --------------

                TOTAL INVESTMENTS -- 1.1%......................................................................       2,380,478
                (Cost $2,380,478)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 105.5%

CALL OPTIONS PURCHASED -- 98.4%
         5,611  SPDR(R) S&P 500(R) ETF Trust.......................   $ 221,735,498   $      3.85    07/21/23       217,037,551
                (Cost $213,408,158)                                                                              --------------

PUT OPTIONS PURCHASED -- 7.1%
         5,611  SPDR(R) S&P 500(R) ETF Trust.......................     221,735,498        385.13    07/21/23        15,527,818
                (Cost $17,824,385)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     232,565,369
                (Cost $231,232,543)                                                                              --------------

WRITTEN OPTIONS -- (6.5)%

CALL OPTIONS WRITTEN -- (2.2)%
        (5,611) SPDR(R) S&P 500(R) ETF Trust.......................    (221,735,498)       467.16    07/21/23        (4,780,032)
                (Premiums received $4,416,649)                                                                   --------------

PUT OPTIONS WRITTEN -- (4.3)%
        (5,611) SPDR(R) S&P 500(R) ETF Trust.......................    (221,735,498)       346.62    07/21/23        (9,422,756)
                (Premiums received $11,107,276)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (14,202,788)
                (Premiums received $15,523,925)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (149,684)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  220,593,375
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       1.1%
Purchased Options                                      105.5
Written Options                                         (6.5)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 62                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,380,478    $    2,380,478    $           --    $           --
Call Options Purchased...............................       217,037,551                --       217,037,551                --
Put Options Purchased................................        15,527,818                --        15,527,818                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  234,945,847    $    2,380,478    $  232,565,369    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (4,780,032)   $           --    $   (4,780,032)   $           --
Put Options Written..................................        (9,422,756)               --        (9,422,756)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (14,202,788)   $           --    $  (14,202,788)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 63


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.1%

     1,665,004  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,665,004
                (Cost $1,665,004)                                                                                --------------

                TOTAL INVESTMENTS -- 1.1%......................................................................       1,665,004
                (Cost $1,665,004)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 104.5%

CALL OPTIONS PURCHASED -- 99.0%
         4,021  SPDR(R) S&P 500(R) ETF Trust.......................   $ 158,901,878   $      3.84    07/21/23       155,539,090
                (Cost $154,879,884)                                                                              --------------

PUT OPTIONS PURCHASED -- 5.5%
         4,021  SPDR(R) S&P 500(R) ETF Trust.......................     158,901,878        365.87    07/21/23         8,691,109
                (Cost $9,523,077)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     164,230,199
                (Cost $164,402,961)                                                                              --------------

WRITTEN OPTIONS -- (5.5)%

CALL OPTIONS WRITTEN -- (4.1)%
        (4,021) SPDR(R) S&P 500(R) ETF Trust.......................    (158,901,878)       442.98    07/21/23        (6,410,314)
                (Premiums received $6,788,748)                                                                   --------------

PUT OPTIONS WRITTEN -- (1.4)%
        (4,021) SPDR(R) S&P 500(R) ETF Trust.......................    (158,901,878)       269.59    07/21/23        (2,258,213)
                (Premiums received $2,539,139)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (8,668,527)
                (Premiums received $9,327,887)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (91,205)
                                                                                                                 --------------
                NET ASSETS -- 100.0%............................................................................ $  157,135,471
                                                                                                                 ==============


(a) Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       1.1%
Purchased Options                                      104.5
Written Options                                         (5.5)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 64                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,665,004    $    1,665,004    $           --    $           --
Call Options Purchased...............................       155,539,090                --       155,539,090                --
Put Options Purchased................................         8,691,109                --         8,691,109                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  165,895,203    $    1,665,004    $  164,230,199    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (6,410,314)   $           --    $   (6,410,314)   $           --
Put Options Written..................................        (2,258,213)               --        (2,258,213)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (8,668,527)   $           --    $   (8,668,527)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 65


FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.2%

     3,942,360  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    3,942,360
                (Cost $3,942,360)                                                                                --------------

                TOTAL INVESTMENTS -- 1.2%......................................................................       3,942,360
                (Cost $3,942,360)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.2%

CALL OPTIONS PURCHASED -- 95.4%
         7,972  SPDR(R) S&P 500(R) ETF Trust.......................   $ 315,037,496   $      4.22    08/18/23       308,133,278
                (Cost $325,641,103)                                                                              --------------

PUT OPTIONS PURCHASED -- 10.8%
         7,972  SPDR(R) S&P 500(R) ETF Trust.......................     315,037,496        422.14    08/18/23        34,889,677
                (Cost $31,556,739)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     343,022,955
                (Cost $357,197,842)                                                                              --------------

WRITTEN OPTIONS -- (7.3)%

CALL OPTIONS WRITTEN -- (0.7)%
        (7,972) SPDR(R) S&P 500(R) ETF Trust.......................    (315,037,496)       508.51    08/18/23        (2,412,202)
                (Premiums received $7,091,333)                                                                   --------------

PUT OPTIONS WRITTEN -- (6.6)%
        (7,972) SPDR(R) S&P 500(R) ETF Trust.......................    (315,037,496)       379.93    08/18/23       (21,386,089)
                (Premiums received $18,868,192)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (23,798,291)
                (Premiums received $25,959,525)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (183,921)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  322,983,103
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       1.2%
Purchased Options                                      106.2
Written Options                                         (7.3)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 66                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    3,942,360    $    3,942,360    $           --    $           --
Call Options Purchased...............................       308,133,278                --       308,133,278                --
Put Options Purchased................................        34,889,677                --        34,889,677                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  346,965,315    $    3,942,360    $  343,022,955    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (2,412,202)   $           --    $   (2,412,202)   $           --
Put Options Written..................................       (21,386,089)               --       (21,386,089)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (23,798,291)   $           --    $  (23,798,291)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 67


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.2%

     1,855,295  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,855,295
                (Cost $1,855,295)                                                                                --------------

                TOTAL INVESTMENTS -- 1.2%......................................................................       1,855,295
                (Cost $1,855,295)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 102.6%

CALL OPTIONS PURCHASED -- 94.2%
         3,829  SPDR(R) S&P 500(R) ETF Trust.......................   $ 151,314,422   $      4.21    08/18/23       148,001,980
                (Cost $156,968,600)                                                                              --------------

PUT OPTIONS PURCHASED -- 8.4%
         3,829  SPDR(R) S&P 500(R) ETF Trust.......................     151,314,422        401.03    08/18/23        13,223,795
                (Cost $11,038,583)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     161,225,775
                (Cost $168,007,183)                                                                              --------------

WRITTEN OPTIONS -- (3.7)%

CALL OPTIONS WRITTEN -- (1.6)%
        (3,829) SPDR(R) S&P 500(R) ETF Trust.......................    (151,314,422)       483.22    08/18/23        (2,450,880)
                (Premiums received $5,304,045)                                                                   --------------

PUT OPTIONS WRITTEN -- (2.1)%
        (3,829) SPDR(R) S&P 500(R) ETF Trust.......................    (151,314,422)       295.50    08/18/23        (3,371,541)
                (Premiums received $3,054,970)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (5,822,421)
                (Premiums received $8,359,015)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (109,347)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  157,149,302
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       1.2%
Purchased Options                                      102.6
Written Options                                         (3.7)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 68                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,855,295    $    1,855,295    $           --    $           --
Call Options Purchased...............................       148,001,980                --       148,001,980                --
Put Options Purchased................................        13,223,795                --        13,223,795                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  163,081,070    $    1,855,295    $  161,225,775    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (2,450,880)   $           --    $   (2,450,880)   $           --
Put Options Written..................................        (3,371,541)               --        (3,371,541)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (5,822,421)   $           --    $   (5,822,421)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 69


FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.4%

       460,153  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      460,153
                (Cost $460,153)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.4%......................................................................         460,153
                (Cost $460,153)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 102.1%

CALL OPTIONS PURCHASED -- 90.8%
         2,927  SPDR(R) S&P 500(R) ETF Trust.......................   $ 115,669,186   $      4.41    09/16/22       113,578,054
                (Cost $127,597,260)                                                                              --------------

PUT OPTIONS PURCHASED -- 11.3%
         2,927  SPDR(R) S&P 500(R) ETF Trust.......................     115,669,186        441.40    09/16/22        14,174,383
                (Cost $12,490,647)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     127,752,437
                (Cost $140,087,907)                                                                              --------------

WRITTEN OPTIONS -- (2.4)%

CALL OPTIONS WRITTEN -- (0.0)%
        (2,927) SPDR(R) S&P 500(R) ETF Trust.......................    (115,669,186)       495.25    09/16/22            (1,723)
                (Premiums received $1,319,904)                                                                   --------------

PUT OPTIONS WRITTEN -- (2.4)%
        (2,927) SPDR(R) S&P 500(R) ETF Trust.......................    (115,669,186)       397.26    09/16/22        (2,997,920)
                (Premiums received $5,505,114)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (2,999,643)
                (Premiums received $6,825,018)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (91,235)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  125,121,712
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.4%
Purchased Options                                      102.1
Written Options                                         (2.4)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 70                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      460,153    $      460,153    $           --    $           --
Call Options Purchased...............................       113,578,054                --       113,578,054                --
Put Options Purchased................................        14,174,383                --        14,174,383                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  128,212,590    $      460,153    $  127,752,437    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $       (1,723)   $           --    $       (1,723)   $           --
Put Options Written..................................        (2,997,920)               --        (2,997,920)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (2,999,643)   $           --    $   (2,999,643)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 71


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.4%

       396,245  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      396,245
                (Cost $396,245)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.4%......................................................................         396,245
                (Cost $396,245)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 99.7%

CALL OPTIONS PURCHASED -- 93.3%
         2,377  SPDR(R) S&P 500(R) ETF Trust.......................   $  93,934,286   $      4.40    09/16/22        92,238,463
                (Cost $100,769,499)                                                                              --------------

PUT OPTIONS PURCHASED -- 6.4%
         2,377  SPDR(R) S&P 500(R) ETF Trust.......................      93,934,286        419.33    09/16/22         6,373,306
                (Cost $7,020,953)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      98,611,769
                (Cost $107,790,452)                                                                              --------------

WRITTEN OPTIONS -- (0.0)%

CALL OPTIONS WRITTEN -- (0.0)%
        (2,377) SPDR(R) S&P 500(R) ETF Trust.......................     (93,934,286)       474.20    09/16/22            (1,642)
                (Premiums received $913,645)                                                                     --------------

PUT OPTIONS WRITTEN -- (0.0)%
        (2,377) SPDR(R) S&P 500(R) ETF Trust.......................     (93,934,286)       308.98    09/16/22           (19,999)
                (Premiums received $694,577)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................         (21,641)
                (Premiums received $1,608,222)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (87,114)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   98,899,259
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.4%
Purchased Options                                       99.7
Written Options                                         (0.0)(1)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

(1)   Amount is less than 0.1%.

Page 72                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      396,245    $      396,245    $           --    $           --
Call Options Purchased...............................        92,238,463                --        92,238,463                --
Put Options Purchased................................         6,373,306                --         6,373,306                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   99,008,014    $      396,245    $   98,611,769    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $       (1,642)   $           --    $       (1,642)   $           --
Put Options Written..................................           (19,999)               --           (19,999)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $      (21,641)   $           --    $      (21,641)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 73


FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.5%

       685,606  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      685,606
                (Cost $685,606)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.5%......................................................................         685,606
                (Cost $685,606)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 103.5%

CALL OPTIONS PURCHASED -- 91.5%
         3,442  SPDR(R) S&P 500(R) ETF Trust.......................   $ 136,020,956   $      4.46    10/21/22       133,908,366
                (Cost $152,766,663)                                                                              --------------

PUT OPTIONS PURCHASED -- 12.0%
         3,442  SPDR(R) S&P 500(R) ETF Trust.......................     136,020,956        445.87    10/21/22        17,535,981
                (Cost $11,950,876)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     151,444,347
                (Cost $164,717,539)                                                                              --------------

WRITTEN OPTIONS -- (3.9)%

CALL OPTIONS WRITTEN -- (0.0)%
        (3,442) SPDR(R) S&P 500(R) ETF Trust.......................    (136,020,956)       498.04    10/21/22            (3,275)
                (Premiums received $2,598,791)                                                                   --------------

PUT OPTIONS WRITTEN -- (3.9)%
        (3,442) SPDR(R) S&P 500(R) ETF Trust.......................    (136,020,956)       401.28    10/21/22        (5,649,985)
                (Premiums received $6,326,893)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (5,653,260)
                (Premiums received $8,925,684)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (108,434)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  146,368,259
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.5%
Purchased Options                                      103.5
Written Options                                         (3.9)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 74                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      685,606    $      685,606    $           --    $           --
Call Options Purchased...............................       133,908,366                --       133,908,366                --
Put Options Purchased................................        17,535,981                --        17,535,981                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  152,129,953    $      685,606    $  151,444,347    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $       (3,275)   $           --    $       (3,275)   $           --
Put Options Written..................................        (5,649,985)               --        (5,649,985)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (5,653,260)   $           --    $   (5,653,260)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 75


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 2.3%

     2,846,807  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    2,846,807
                (Cost $2,846,807)                                                                                --------------

                TOTAL INVESTMENTS -- 2.3%......................................................................       2,846,807
                (Cost $2,846,807)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 99.8%

CALL OPTIONS PURCHASED -- 92.5%
         2,946  SPDR(R) S&P 500(R) ETF Trust.......................   $ 116,420,028   $      4.45    10/21/22       114,614,800
                (Cost $129,004,854)                                                                              --------------

PUT OPTIONS PURCHASED -- 7.3%
         2,946  SPDR(R) S&P 500(R) ETF Trust.......................     116,420,028        423.58    10/21/22         9,099,851
                (Cost $8,544,587)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     123,714,651
                (Cost $137,549,441)                                                                              --------------

WRITTEN OPTIONS -- (0.2)%

CALL OPTIONS WRITTEN -- (0.0)%
        (2,946) SPDR(R) S&P 500(R) ETF Trust.......................    (116,420,028)       478.06    10/21/22            (7,914)
                (Premiums received $3,145,756)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.2)%
        (2,946) SPDR(R) S&P 500(R) ETF Trust.......................    (116,420,028)       312.11    10/21/22          (218,472)
                (Premiums received $1,566,592)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................        (226,386)
                (Premiums received $4,712,348)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (1.9)%.....................................................      (2,402,096)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  123,932,976
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       2.3%
Purchased Options                                       99.8
Written Options                                         (0.2)
Net Other Assets and Liabilities                        (1.9)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 76                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,846,807    $    2,846,807    $           --    $           --
Call Options Purchased...............................       114,614,800                --       114,614,800                --
Put Options Purchased................................         9,099,851                --         9,099,851                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  126,561,458    $    2,846,807    $  123,714,651    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $       (7,914)   $           --    $       (7,914)   $           --
Put Options Written..................................          (218,472)               --          (218,472)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $     (226,386)   $           --    $     (226,386)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 77


FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.6%

     1,563,857  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,563,857
                (Cost $1,563,857)                                                                                --------------

                TOTAL INVESTMENTS -- 0.6%......................................................................       1,563,857
                (Cost $1,563,857)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.7%

CALL OPTIONS PURCHASED -- 89.9%
         6,040  SPDR(R) S&P 500(R) ETF Trust.......................   $ 238,688,720   $      4.69    11/18/22       234,853,320
                (Cost $276,152,451)                                                                              --------------

PUT OPTIONS PURCHASED -- 16.8%
         6,040  SPDR(R) S&P 500(R) ETF Trust.......................     238,688,720        468.89    11/18/22        43,796,040
                (Cost $24,232,788)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     278,649,360
                (Cost $300,385,239)                                                                              --------------

WRITTEN OPTIONS -- (7.2)%

CALL OPTIONS WRITTEN -- (0.0)%
        (6,040) SPDR(R) S&P 500(R) ETF Trust.......................    (238,688,720)       525.63    11/18/22           (24,160)
                (Premiums received $4,466,482)                                                                   --------------

PUT OPTIONS WRITTEN -- (7.2)%
        (6,040) SPDR(R) S&P 500(R) ETF Trust.......................    (238,688,720)       422.00    11/18/22       (18,887,080)
                (Premiums received $14,040,125)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (18,911,240)
                (Premiums received $18,506,607)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (244,106)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  261,057,871
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.6%
Purchased Options                                      106.7
Written Options                                         (7.2)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 78                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,563,857    $    1,563,857    $           --    $           --
Call Options Purchased...............................       234,853,320                --       234,853,320                --
Put Options Purchased................................        43,796,040                --        43,796,040                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  280,213,217    $    1,563,857    $  278,649,360    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $      (24,160)   $           --    $      (24,160)   $           --
Put Options Written..................................       (18,887,080)               --       (18,887,080)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (18,911,240)   $           --    $  (18,911,240)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 79


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.5%

     2,190,778  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    2,190,778
                (Cost $2,190,778)                                                                                --------------

                TOTAL INVESTMENTS -- 0.5%......................................................................       2,190,778
                (Cost $2,190,778)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 100.2%

CALL OPTIONS PURCHASED -- 88.7%
         9,126  SPDR(R) S&P 500(R) ETF Trust.......................   $ 360,641,268   $      4.68    11/18/22       354,980,559
                (Cost $391,999,895)                                                                              --------------

PUT OPTIONS PURCHASED -- 11.5%
         9,126  SPDR(R) S&P 500(R) ETF Trust.......................     360,641,268        445.45    11/18/22        45,781,831
                (Cost $35,540,556)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     400,762,390
                (Cost $427,540,451)                                                                              --------------

WRITTEN OPTIONS -- (0.6)%

CALL OPTIONS WRITTEN -- (0.0)%
        (9,126) SPDR(R) S&P 500(R) ETF Trust.......................    (360,641,268)       504.53    11/18/22           (22,862)
                (Premiums received $5,930,206)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.6)%
        (9,126) SPDR(R) S&P 500(R) ETF Trust.......................    (360,641,268)       328.22    11/18/22        (2,448,423)
                (Premiums received $6,889,359)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (2,471,285)
                (Premiums received $12,819,565)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (288,708)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  400,193,175
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.5%
Purchased Options                                      100.2
Written Options                                         (0.6)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 80                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    2,190,778    $    2,190,778    $           --    $           --
Call Options Purchased...............................       354,980,559                --       354,980,559                --
Put Options Purchased................................        45,781,831                --        45,781,831                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  402,953,168    $    2,190,778    $  400,762,390    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $      (22,862)   $           --    $      (22,862)   $           --
Put Options Written..................................        (2,448,423)               --        (2,448,423)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (2,471,285)   $           --    $   (2,471,285)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 81


FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

     1,263,342  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,263,342
                (Cost $1,263,342)                                                                                --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................       1,263,342
                (Cost $1,263,342)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 106.3%

CALL OPTIONS PURCHASED -- 91.1%
         4,471  SPDR(R) S&P 500(R) ETF Trust.......................   $ 176,684,978   $      4.60    12/16/22       173,208,741
                (Cost $200,834,366)                                                                              --------------

PUT OPTIONS PURCHASED -- 15.2%
         4,471  SPDR(R) S&P 500(R) ETF Trust.......................     176,684,978        459.87    12/16/22        28,867,388
                (Cost $18,849,367)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     202,076,129
                (Cost $219,683,733)                                                                              --------------

WRITTEN OPTIONS -- (6.9)%

CALL OPTIONS WRITTEN -- (0.0)%
        (4,471) SPDR(R) S&P 500(R) ETF Trust.......................    (176,684,978)       520.11    12/16/22           (12,277)
                (Premiums received $2,812,224)                                                                   --------------

PUT OPTIONS WRITTEN -- (6.9)%
        (4,471) SPDR(R) S&P 500(R) ETF Trust.......................    (176,684,978)       413.88    12/16/22       (13,025,240)
                (Premiums received $10,461,022)                                                                  --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (13,037,517)
                (Premiums received $13,273,246)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (159,769)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  190,142,185
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.7%
Purchased Options                                      106.3
Written Options                                         (6.9)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 82                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,263,342    $    1,263,342    $           --    $           --
Call Options Purchased...............................       173,208,741                --       173,208,741                --
Put Options Purchased................................        28,867,388                --        28,867,388                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  203,339,471    $    1,263,342    $  202,076,129    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $      (12,277)   $           --    $      (12,277)   $           --
Put Options Written..................................       (13,025,240)               --       (13,025,240)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (13,037,517)   $           --    $  (13,037,517)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 83


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.6%

     1,559,037  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,559,037
                (Cost $1,559,037)                                                                                --------------

                TOTAL INVESTMENTS -- 0.6%......................................................................       1,559,037
                (Cost $1,559,037)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 100.3%

CALL OPTIONS PURCHASED -- 89.9%
         5,839  SPDR(R) S&P 500(R) ETF Trust.......................   $ 230,745,602   $      4.59    12/16/22       226,211,519
                (Cost $245,553,869)                                                                              --------------

PUT OPTIONS PURCHASED -- 10.4%
         5,839  SPDR(R) S&P 500(R) ETF Trust.......................     230,745,602        436.88    12/16/22        26,055,453
                (Cost $22,172,602)                                                                               --------------

                TOTAL PURCHASED OPTIONS........................................................................     252,266,972
                (Cost $267,726,471)                                                                              --------------

WRITTEN OPTIONS -- (0.8)%

CALL OPTIONS WRITTEN -- (0.0)%
        (5,839) SPDR(R) S&P 500(R) ETF Trust.......................    (230,745,602)       497.12    12/16/22           (57,543)
                (Premiums received $4,714,702)                                                                   --------------

PUT OPTIONS WRITTEN -- (0.8)%
        (5,839) SPDR(R) S&P 500(R) ETF Trust.......................    (230,745,602)       321.91    12/16/22        (2,004,891)
                (Premiums received $4,352,613)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (2,062,434)
                (Premiums received $9,067,315)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................        (171,536)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  251,592,039
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Money Market Funds                                       0.6%
Purchased Options                                      100.3
Written Options                                         (0.8)
Net Other Assets and Liabilities                        (0.1)
                                                      --------
   Total                                               100.0%
                                                      ========

Page 84                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,559,037    $    1,559,037    $           --    $           --
Call Options Purchased...............................       226,211,519                --       226,211,519                --
Put Options Purchased................................        26,055,453                --        26,055,453                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  253,826,009    $    1,559,037    $  252,266,972    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $      (57,543)   $           --    $      (57,543)   $           --
Put Options Written..................................        (2,004,891)               --        (2,004,891)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (2,062,434)   $           --    $   (2,062,434)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 85


FT CBOE VEST BUFFERED ALLOCATION DEFENSIVE ETF (BUFT)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

  SHARES                     DESCRIPTION                      VALUE
-----------  -------------------------------------------  -------------
             EXCHANGE-TRADED FUNDS -- 100.0%
             CAPITAL MARKETS (a) -- 100.0%
    877,243  FT Cboe Vest U.S. Equity Deep
                Buffer ETF - May (b)                      $  27,695,088
  1,025,904  FT Cboe Vest U.S. Equity Deep
                Buffer ETF - June (b)                        33,229,031
    912,419  FT Cboe Vest U.S. Equity Deep
                Buffer ETF -July (b)                         28,339,734
  1,104,296  FT Cboe Vest U.S. Equity Deep
                Buffer ETF - November (b)                    36,265,081
    963,527  FT Cboe Vest U.S. Equity Deep
                Buffer ETF - December (b)                    29,300,856
                                                          -------------
             TOTAL EXCHANGE-TRADED FUNDS
                -- 100.0%                                   154,829,790
             (Cost $155,513,131)                          -------------

             MONEY MARKET FUNDS -- 0.0%
     36,402  Morgan Stanley Institutional Liquidity
                Funds - Treasury Portfolio -
                Institutional Class - 2.06% (c)                  36,402
             (Cost $36,402)                               -------------

             TOTAL INVESTMENTS -- 100.0%                    154,866,192
             (Cost $155,549,533)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                           (26,479)
                                                          -------------
             NET ASSETS -- 100.0%                         $ 154,839,713
                                                          =============

(a)   Represents investment in affiliated funds.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Exchange-Traded Funds                                  100.0%
Money Market Funds                                       0.0(1)
Net Other Assets and Liabilities                        (0.0)(1)
                                                      --------
   Total                                               100.0%
                                                      ========

(1)   Amount is less than 0.1%.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Exchange-Traded Funds*...............................    $  154,829,790    $  154,829,790    $           --    $           --
Money Market Funds...................................            36,402            36,402                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments....................................    $  154,866,192    $  154,866,192    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 86                 See Notes to Financial Statements


FT CBOE VEST BUFFERED ALLOCATION GROWTH ETF (BUFG)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

  SHARES                     DESCRIPTION                      VALUE
-----------  -------------------------------------------  -------------
             EXCHANGE-TRADED FUNDS -- 100.0%
             CAPITAL MARKETS (A) -- 100.0%
    942,600  FT Cboe Vest U.S. Equity Buffer
                ETF - January (b)                         $  30,494,147
    895,839  FT Cboe Vest U.S. Equity Buffer
                ETF - February (b)                           31,696,575
  1,037,951  FT Cboe Vest U.S. Equity Buffer
                ETF - March (b)                              32,415,210
  1,160,260  FT Cboe Vest U.S. Equity Buffer
                ETF - April (b)                              34,030,426
    989,267  FT Cboe Vest U.S. Equity Buffer
                ETF - August (b)                             34,782,628
                                                          -------------
             TOTAL EXCHANGE-TRADED FUNDS
                -- 100.0%                                   163,418,986
             (Cost $165,087,842)                          -------------

             MONEY MARKET FUNDS -- 0.0%
     27,895  Morgan Stanley Institutional Liquidity
                Funds - Treasury Portfolio -
                Institutional Class - 2.06% (c)                  27,895
             (Cost $27,895)                               -------------

             TOTAL INVESTMENTS -- 100.0%                    163,446,881
             (Cost $165,115,737)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                           (29,092)
                                                          -------------
             NET ASSETS -- 100.0%                         $ 163,417,789
                                                          =============

(a)   Represents investment in affiliated funds.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                    % OF NET ASSETS
------------------------------------------------------------------
Exchange-Traded Funds                                  100.0%
Money Market Funds                                       0.0(1)
Net Other Assets and Liabilities                        (0.0)(1)
                                                      --------
   Total                                               100.0%
                                                      ========

(1)   Amount is less than 0.1%.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Exchange-Traded Funds*...............................    $  163,418,986    $  163,418,986    $           --    $           --
Money Market Funds...................................            27,895            27,895                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments....................................    $  163,446,881    $  163,446,881    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 87


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2022


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      JANUARY              JANUARY             FEBRUARY             FEBRUARY
                                                       (FJAN)              (DJAN)               (FFEB)               (DFEB)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value - Unaffiliated............  $      1,343,489    $         922,250    $       2,408,572    $       2,317,988
Investments, at value - Affiliated..............                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total investments, at value..................         1,343,489              922,250            2,408,572            2,317,988
Options contracts purchased, at value...........       197,942,485          133,535,300          317,557,287          305,310,128
Cash............................................                --                   --                   --                   --
Due from broker.................................                --                   43                   22                7,019
Receivables:
   Dividends....................................             2,169                1,556                3,872                4,136
   Capital shares sold..........................                --              768,485                   --                   --
   Investment securities sold...................                --                8,386                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................       199,288,143          135,236,020          319,969,753          307,639,271
                                                  ----------------    -----------------    -----------------    -----------------
LIABILITIES:
Options contracts written, at value.............         9,929,884            1,415,028           16,685,723            4,310,968
Due to broker...................................                --                   --                   --                   --
Payables:
   Investment advisory fees.....................           124,998               94,056              205,210              222,763
   Investment securities purchased..............                --              796,149                   --                   --
   Capital shares purchased.....................                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................        10,054,882            2,305,233           16,890,933            4,533,731
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    189,233,261    $     132,930,787    $     303,078,820    $     303,105,540
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $    216,095,956    $     143,946,679    $     349,440,106    $     341,197,615
Par value.......................................            58,500               43,250               85,500               89,250
Accumulated distributable earnings (loss).......       (26,921,195)         (11,059,142)         (46,446,786)         (38,181,325)
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    189,233,261    $     132,930,787    $     303,078,820    $     303,105,540
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          32.35    $           30.74    $           35.45    $           33.96
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value $0.01
   per share)...................................         5,850,002            4,325,002            8,550,002            8,925,002
                                                  ================    =================    =================    =================
Investments, at cost - Unaffiliated.............  $      1,343,489    $         922,250    $       2,408,572    $       2,317,988
                                                  ================    =================    =================    =================
Investments, at cost - Affiliated...............  $             --    $              --    $              --    $              --
                                                  ================    =================    =================    =================
Total investments, at cost......................  $      1,343,489    $         922,250    $       2,408,572    $       2,317,988
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $    211,939,057    $     144,833,017    $     339,025,459    $     329,930,544
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $     12,919,351    $       6,304,102    $      22,917,235    $      16,646,351
                                                  ================    =================    =================    =================


Page 88                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
   U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
  BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
      MARCH               MARCH               APRIL               APRIL                MAY                 MAY
     (FMAR)              (DMAR)              (FAPR)              (DAPR)              (FMAY)              (DMAY)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$       1,729,042   $       1,579,581   $       2,665,938   $       4,695,926   $       3,438,533   $       2,075,025
               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        1,729,042           1,579,581           2,665,938           4,695,926           3,438,533           2,075,025
      208,965,058         194,678,016         298,232,126         269,387,638         379,628,095         233,542,142
          811,707                  --                  --                  --                  --                  --
               --               1,884                  --                 943               1,397                 836

            3,897               2,554               5,305               4,474               5,831               4,221
              115           2,277,360                  --                  --                  --                  --
               --              39,495                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
      211,509,819         198,578,890         300,903,369         274,088,981         383,073,856         235,622,224
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

       13,481,131           3,367,592          19,181,354           5,815,150          18,958,375           9,447,665
               34                  --                 160                  --                  --                  --

          153,124             127,191             210,788             195,718             267,719             156,145
               --           2,291,468                  --                  --                  --                  --
          811,821                  --                  --           2,244,651                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       14,446,110           5,786,251          19,392,302           8,255,519          19,226,094           9,603,810
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$     197,063,709   $     192,792,639   $     281,511,067   $     265,833,462   $     363,847,762   $     226,018,414
=================   =================   =================   =================   =================   =================

$     211,398,271   $     207,508,740   $     310,374,794   $     276,331,814   $     386,562,177   $     238,316,012
           63,000              63,500              95,750              89,000             102,000              71,500
      (14,397,562)        (14,779,601)        (28,959,477)        (10,587,352)        (22,816,415)        (12,369,098)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$     197,063,709   $     192,792,639   $     281,511,067   $     265,833,462   $     363,847,762   $     226,018,414
=================   =================   =================   =================   =================   =================
$           31.28   $           30.36   $           29.40   $           29.87   $           35.67   $           31.61
=================   =================   =================   =================   =================   =================

        6,300,002           6,350,002           9,575,002           8,900,002          10,200,002           7,150,002
=================   =================   =================   =================   =================   =================
$       1,729,042   $       1,579,581   $       2,665,938   $       4,695,926   $       3,438,533   $       2,075,025
=================   =================   =================   =================   =================   =================
$              --   $              --   $              --   $              --   $              --   $              --
=================   =================   =================   =================   =================   =================
$       1,729,042   $       1,579,581   $       2,665,938   $       4,695,926   $       3,438,533   $       2,075,025
=================   =================   =================   =================   =================   =================
$     222,480,771   $     210,422,175   $     311,714,843   $     281,634,310   $     385,424,396   $     238,136,688
=================   =================   =================   =================   =================   =================
$      15,608,705   $       8,608,071   $      20,503,029   $      10,949,418   $      26,997,068   $      12,940,419
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 89


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
AUGUST 31, 2022


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                        JUNE                JUNE                 JULY                 JULY
                                                       (FJUN)              (DJUN)               (FJUL)               (DJUL)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value - Unaffiliated............  $      3,020,889    $       1,766,947    $       2,380,478    $       1,665,004
Investments, at value - Affiliated..............                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total investments, at value..................         3,020,889            1,766,947            2,380,478            1,665,004
Options contracts purchased, at value...........       314,492,006          190,647,750          232,565,369          164,230,199
Cash............................................                --                   --                   --                   --
Due from broker.................................               871                1,306                   --                  203
Receivables:
   Dividends....................................             6,915                3,060                4,442                2,434
   Capital shares sold..........................                --                   --                   --                   --
   Investment securities sold...................                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................       317,520,681          192,419,063          234,950,289          165,897,840
                                                  ----------------    -----------------    -----------------    -----------------
LIABILITIES:
Options contracts written, at value.............        18,794,270           12,221,827           14,202,788            8,668,527
Due to broker...................................                --                   --                   --                   --
Payables:
   Investment advisory fees.....................           228,548              133,026              154,126               93,842
   Investment securities purchased..............                --                   --                   --                   --
   Capital shares purchased.....................                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................        19,022,818           12,354,853           14,356,914            8,762,369
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    298,497,863    $     180,064,210    $     220,593,375    $     157,135,471
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $    312,079,405    $     191,240,695    $     232,581,700    $     164,253,770
Par value.......................................            82,000               55,500               63,500               50,500
Accumulated distributable earnings (loss).......       (13,663,542)         (11,231,985)         (12,051,825)          (7,168,799)
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    298,497,863    $     180,064,210    $     220,593,375    $     157,135,471
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          36.40    $           32.44    $           34.74    $           31.12
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value $0.01
   per share)...................................         8,200,002            5,550,002            6,350,002            5,050,002
                                                  ================    =================    =================    =================
Investments, at cost - Unaffiliated.............  $      3,020,889    $       1,766,947    $       2,380,478    $       1,665,004
                                                  ================    =================    =================    =================
Investments, at cost - Affiliated...............  $             --    $              --    $              --    $              --
                                                  ================    =================    =================    =================
Total investments, at cost......................  $      3,020,889    $       1,766,947    $       2,380,478    $       1,665,004
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $    303,551,310    $     183,617,614    $     231,232,543    $     164,402,961
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $     20,679,404    $      10,439,915    $      15,523,925    $       9,327,887
                                                  ================    =================    =================    =================


Page 90                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
   U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
  BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
     AUGUST              AUGUST             SEPTEMBER           SEPTEMBER            OCTOBER             OCTOBER
     (FAUG)              (DAUG)              (FSEP)              (DSEP)              (FOCT)              (DOCT)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$       3,942,360   $       1,855,295   $         460,153   $         396,245   $         685,606   $       2,846,807
               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        3,942,360           1,855,295             460,153             396,245             685,606           2,846,807
      343,022,955         161,225,775         127,752,437          98,611,769         151,444,347         123,714,651
               --                  --                  --                  --                  --                  --
            4,527                  --                 479                 456                  --                 212

            3,105               2,128                 845                 931               1,522               1,323
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
      346,972,947         163,083,198         128,213,914          99,009,401         152,131,475         126,562,993
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

       23,798,291           5,822,421           2,999,643              21,641           5,653,260             226,386
               --                  92                  --                  --                  --                  --

          191,553             111,383              92,559              88,501             109,956             105,268
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --           2,298,363
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       23,989,844           5,933,896           3,092,202             110,142           5,763,216           2,630,017
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$     322,983,103   $     157,149,302   $     125,121,712   $      98,899,259   $     146,368,259   $     123,932,976
=================   =================   =================   =================   =================   =================

$     370,539,603   $     186,932,093   $     131,086,631   $     104,229,710   $     163,630,397   $     134,465,384
           91,500              49,750              37,500              32,500              44,500              40,500
      (47,648,000)        (29,832,541)         (6,002,419)         (5,362,951)        (17,306,638)        (10,572,908)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
$     322,983,103   $     157,149,302   $     125,121,712   $      98,899,259   $     146,368,259   $     123,932,976
=================   =================   =================   =================   =================   =================
$           35.30   $           31.59   $           33.37   $           30.43   $           32.89   $           30.60
=================   =================   =================   =================   =================   =================

        9,150,002           4,975,002           3,750,002           3,250,002           4,450,002           4,050,002
=================   =================   =================   =================   =================   =================
$       3,942,360   $       1,855,295   $         460,153   $         396,245   $         685,606   $       2,846,807
=================   =================   =================   =================   =================   =================
$              --   $              --   $              --   $              --   $              --   $              --
=================   =================   =================   =================   =================   =================
$       3,942,360   $       1,855,295   $         460,153   $         396,245   $         685,606   $       2,846,807
=================   =================   =================   =================   =================   =================
$     357,197,842   $     168,007,183   $     140,087,907   $     107,790,452   $     164,717,539   $     137,549,441
=================   =================   =================   =================   =================   =================
$      25,959,525   $       8,359,015   $       6,825,018   $       1,608,222   $       8,925,684   $       4,712,348
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 91


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
AUGUST 31, 2022


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      NOVEMBER            NOVEMBER             DECEMBER             DECEMBER
                                                       (FNOV)              (DNOV)               (FDEC)               (DDEC)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value - Unaffiliated............  $      1,563,857    $       2,190,778    $       1,263,342    $       1,559,037
Investments, at value - Affiliated..............                --                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total investments, at value..................         1,563,857            2,190,778            1,263,342            1,559,037
Options contracts purchased, at value...........       278,649,360          400,762,390          202,076,129          252,266,972
Cash............................................                --                   --                   --                   --
Due from broker.................................                --                   --                    6                   --
Receivables:
   Dividends....................................             3,912                5,072                3,253                2,588
   Capital shares sold..........................               125                   --                   --                   --
   Investment securities sold...................           922,607                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................       281,139,861          402,958,240          203,342,730          253,828,597
                                                  ----------------    -----------------    -----------------    -----------------
LIABILITIES:
Options contracts written, at value.............        18,911,240            2,471,285           13,037,517            2,062,434
Due to broker...................................               484                  320                   --                  915
Payables:
   Investment advisory fees.....................           219,642              293,460              163,028              173,209
   Investment securities purchased..............            62,672                   --                   --                   --
   Capital shares purchased.....................           887,952                   --                   --                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................        20,081,990            2,765,065           13,200,545            2,236,558
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    261,057,871    $     400,193,175    $     190,142,185    $     251,592,039
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $    308,801,127    $     425,947,598    $     212,115,434    $     267,332,406
Par value.......................................            73,500              122,000               60,000               82,750
Accumulated distributable earnings (loss).......       (47,816,756)         (25,876,423)         (22,033,249)         (15,823,117)
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $    261,057,871    $     400,193,175    $     190,142,185    $     251,592,039
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          35.52    $           32.80    $           31.69    $           30.40
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value $0.01
   per share)...................................         7,350,002           12,200,002            6,000,002            8,275,002
                                                  ================    =================    =================    =================
Investments, at cost - Unaffiliated.............  $      1,563,857    $       2,190,778    $       1,263,342    $       1,559,037
                                                  ================    =================    =================    =================
Investments, at cost - Affiliated...............  $             --    $              --    $              --    $              --
                                                  ================    =================    =================    =================
Total investments, at cost......................  $      1,563,857    $       2,190,778    $       1,263,342    $       1,559,037
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $    300,385,239    $     427,540,451    $     219,683,733    $     267,726,471
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $     18,506,607    $      12,819,565    $      13,273,246    $       9,067,315
                                                  ================    =================    =================    =================


Page 92                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST
    BUFFERED            BUFFERED
   ALLOCATION          ALLOCATION
  DEFENSIVE ETF        GROWTH ETF
     (BUFT)              (BUFG)
-----------------   -----------------

$          36,402   $          27,895
      154,829,790         163,418,986
-----------------   -----------------
      154,866,192         163,446,881
               --                  --
        5,396,648                  --
               --                  --

               34                  43
               --                  --
               --                  --
-----------------   -----------------
      160,262,874         163,446,924
-----------------   -----------------

               --                  --
               --                  --

           26,513              29,135
        5,396,648                  --
               --                  --
-----------------   -----------------
        5,423,161              29,135
-----------------   -----------------
$     154,839,713   $     163,417,789
=================   =================

$     162,753,852   $     176,832,282
           83,000              90,000
       (7,997,139)        (13,504,493)
-----------------   -----------------
$     154,839,713   $     163,417,789
=================   =================
$           18.66   $           18.16
=================   =================

        8,300,002           9,000,002
=================   =================
$          36,402   $          27,895
=================   =================
$     155,513,131   $     165,087,842
=================   =================
$     155,549,533   $     165,115,737
=================   =================
$              --   $              --
=================   =================
$              --   $              --
=================   =================


                        See Notes to Financial Statements                Page 93


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2022


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      JANUARY              JANUARY             FEBRUARY             FEBRUARY
                                                       (FJAN)              (DJAN)               (FFEB)               (DFEB)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends.......................................  $          7,618    $           4,399    $          14,323    $          13,876
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................             7,618                4,399               14,323               13,876
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................         1,398,789              758,166            2,266,419            2,410,993
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................         1,398,789              758,166            2,266,419            2,410,993
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................        (1,391,171)            (753,767)          (2,252,096)          (2,397,117)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   In-kind redemptions - Affiliated.............                --                   --                   --                   --
   Purchased options contracts..................       (18,908,841)          (4,842,724)         (18,186,718)           9,120,142
   Written options contracts....................         2,616,600            (262,236)            5,297,820            6,613,945
   In-kind redemptions - Purchased options
      contracts.................................        24,417,523            6,627,559           22,410,144            4,917,113
   In-kind redemptions - Written options
      contracts.................................         6,137,682            1,586,707           12,288,801            3,238,302
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................        14,262,964            3,109,306           21,810,047           23,889,502
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   Purchased options contracts..................       (25,538,851)         (16,034,139)         (41,690,645)         (52,273,743)
   Written options contracts....................         4,729,761            8,183,233            3,374,301           23,032,165
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................       (20,809,090)          (7,850,906)         (38,316,344)         (29,241,578)
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................        (6,546,126)          (4,741,600)         (16,506,297)          (5,352,076)
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $     (7,937,297)   $      (5,495,367)   $     (18,758,393)   $      (7,749,193)
                                                  ================    =================    =================    =================


Page 94                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
   U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
  BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
      MARCH               MARCH               APRIL               APRIL                MAY                 MAY
     (FMAR)              (DMAR)              (FAPR)              (DAPR)              (FMAY)              (DMAY)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$          11,101   $           9,447   $          13,989   $          12,096   $          16,550   $          11,104
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
           11,101               9,447              13,989              12,096              16,550              11,104
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        1,167,116             968,430           1,524,101           1,209,285           1,561,175             987,412
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        1,167,116             968,430           1,524,101           1,209,285           1,561,175             987,412
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (1,156,015)           (958,983)         (1,510,112)         (1,197,189)         (1,544,625)           (976,308)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
       (2,794,946)         (2,450,357)        (17,449,231)         (9,023,955)        (11,240,825)        (11,641,618)
            2,694          (2,880,450)            954,200           2,286,204             221,688             354,010

        6,268,692           5,199,069          12,890,463           8,926,358           2,528,003           4,096,366

        5,537,769           5,539,946           8,255,737           4,091,904           7,895,801           5,300,346
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        9,014,209           5,408,208           4,651,169           6,280,511            (595,333)         (1,890,896)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                  --
      (20,023,882)        (19,542,701)        (20,037,199)        (16,773,593)        (11,481,800)         (8,366,209)
        3,281,167           8,699,171             890,175           7,471,848           8,459,289           5,391,117
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

      (16,742,715)        (10,843,530)        (19,147,024)         (9,301,745)         (3,022,511)         (2,975,092)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

       (7,728,506)         (5,435,322)        (14,495,855)         (3,021,234)         (3,617,844)         (4,865,988)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$      (8,884,521)  $      (6,394,305)  $     (16,005,967)  $      (4,218,423)  $      (5,162,469)  $      (5,842,296)
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 95


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED AUGUST 31, 2022


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                        JUNE                JUNE                 JULY                 JULY
                                                       (FJUN)              (DJUN)               (FJUL)               (DJUL)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends.......................................  $         13,335    $           8,679    $           8,797    $           5,973
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................            13,335                8,679                8,797                5,973
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................         1,321,011              791,044            1,318,922              655,537
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................         1,321,011              791,044            1,318,922              655,537
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................        (1,307,676)            (782,365)          (1,310,125)            (649,564)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   In-kind redemptions - Affiliated.............                --                   --                   --                   --
   Purchased options contracts..................       (14,385,253)         (14,247,796)         (16,980,388)          (8,855,539)
   Written options contracts....................            66,222             (42,332)            4,078,353            3,159,658
   In-kind redemptions - Purchased options
      contracts.................................         5,524,478            3,287,306            6,973,912              871,185
   In-kind redemptions - Written options
      contracts.................................         6,112,408            5,034,837            4,319,799              766,292
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................        (2,682,145)          (5,967,985)          (1,608,324)          (4,058,404)
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   Purchased options contracts..................         5,069,218            4,540,663           (1,816,722)          (1,893,470)
   Written options contracts....................         3,224,853             (283,036)           1,539,907            1,484,938
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................         8,294,071            4,257,627             (276,815)            (408,532)
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................         5,611,926           (1,710,358)          (1,885,139)          (4,466,936)
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $      4,304,250    $      (2,492,723)   $      (3,195,264)   $      (5,116,500)
                                                  ================    =================    =================    =================


Page 96                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST        FT CBOE VEST
   U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY         U.S. EQUITY
  BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -     BUFFER ETF -      DEEP BUFFER ETF -
     AUGUST              AUGUST             SEPTEMBER           SEPTEMBER            OCTOBER             OCTOBER
     (FAUG)              (DAUG)              (FSEP)              (DSEP)              (FOCT)              (DOCT)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$          12,307   $           6,650   $           3,314   $           2,428   $           5,070   $           3,710
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
           12,307               6,650               3,314               2,428               5,070               3,710
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

        1,753,459           1,210,114           1,053,459             618,470           1,251,080             879,792
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        1,753,459           1,210,114           1,053,459             618,470           1,251,080             879,792
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (1,741,152)         (1,203,464)         (1,050,145)           (616,042)         (1,246,010)           (876,082)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
      (19,189,671)        (15,567,904)            927,265           1,663,740          (3,589,562)          1,338,453
          269,397           5,415,213          (2,816,149)         (3,011,908)         (5,158,939)         (4,800,780)

        3,760,190             505,118           2,411,840           1,133,172          12,502,630           6,953,100

       15,474,801           2,065,379           2,981,400           2,329,843           4,373,282           2,502,959
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------
          314,717          (7,582,194)          3,504,356           2,114,847           8,127,411           5,993,732
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

               --                  --                  --                  --                  --                  --
      (13,861,593)         (7,920,087)        (14,351,091)        (11,460,158)        (24,008,573)        (21,694,531)
          282,934           2,797,291           7,705,807           5,240,592           7,329,975           9,386,756
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

      (13,578,659)         (5,122,796)         (6,645,284)         (6,219,566)        (16,678,598)        (12,307,775)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

      (13,263,942)        (12,704,990)         (3,140,928)         (4,104,719)         (8,551,187)         (6,314,043)
-----------------   -----------------   -----------------   -----------------   -----------------   -----------------

$     (15,005,094)  $     (13,908,454)  $      (4,191,073)  $      (4,720,761)  $      (9,797,197)  $      (7,190,125)
=================   =================   =================   =================   =================   =================


                        See Notes to Financial Statements                Page 97


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED AUGUST 31, 2022


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                    U.S. EQUITY          U.S. EQUITY          U.S. EQUITY          U.S. EQUITY
                                                    BUFFER ETF -      DEEP BUFFER ETF -      BUFFER ETF -       DEEP BUFFER ETF -
                                                      NOVEMBER            NOVEMBER             DECEMBER             DECEMBER
                                                       (FNOV)              (DNOV)               (FDEC)               (DDEC)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends.......................................  $         11,027    $          13,343    $           9,381    $           8,302
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................            11,027               13,343                9,381                8,302
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................         2,206,424            1,961,598            1,475,635            1,063,427
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................         2,206,424            1,961,598            1,475,635            1,063,427
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................        (2,195,397)          (1,948,255)          (1,466,254)          (1,055,125)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   In-kind redemptions - Affiliated.............                --                   --                   --                   --
   Purchased options contracts..................        (1,923,726)          12,704,359           (3,266,605)          (1,400,072)
   Written options contracts....................       (19,510,944)         (14,793,170)          (4,477,593)          (6,238,970)
   In-kind redemptions - Purchased options
      contracts.................................        28,778,270            8,473,110           14,043,582           11,551,058
   In-kind redemptions - Written options
      contracts.................................         7,900,624              582,969            4,169,743              498,362
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................        15,244,224            6,967,268           10,469,127            4,410,378
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments - Affiliated.....................                --                   --                   --                   --
   Purchased options contracts..................       (44,522,769)         (43,056,874)         (25,688,391)         (23,405,351)
   Written options contracts....................         9,318,978           22,768,382            1,777,650           11,788,682
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................       (35,203,791)         (20,288,492)         (23,910,741)         (11,616,669)
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................       (19,959,567)         (13,321,224)         (13,441,614)          (7,206,291)
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $    (22,154,964)   $     (15,269,479)   $     (14,907,868)   $      (8,261,416)
                                                  ================    =================    =================    =================


(a)   Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 98                 See Notes to Financial Statements



  FT CBOE VEST        FT CBOE VEST
    BUFFERED            BUFFERED
   ALLOCATION          ALLOCATION
  DEFENSIVE ETF        GROWTH ETF
   (BUFT) (a)          (BUFG) (a)
-----------------   -----------------

$             146   $             185
-----------------   -----------------
              146                 185
-----------------   -----------------

          153,457             196,736
-----------------   -----------------
          153,457             196,736
-----------------   -----------------
         (153,311)           (196,551)
-----------------   -----------------

       (7,352,290)        (16,411,579)
          169,496           5,082,779
               --                  --
               --                  --

               --                  --

               --                  --
-----------------   -----------------
       (7,182,794)        (11,328,800)
-----------------   -----------------

         (683,341)         (1,668,856)
               --                  --
               --                  --
-----------------   -----------------

         (683,341)         (1,668,856)
-----------------   -----------------

       (7,866,135)        (12,997,656)
-----------------   -----------------

$      (8,019,446)  $     (13,194,207)
=================   =================


                        See Notes to Financial Statements                Page 99


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                             FT CBOE VEST                           FT CBOE VEST
                                                              U.S. EQUITY                            U.S. EQUITY
                                                             BUFFER ETF -                         DEEP BUFFER ETF -
                                                                JANUARY                                JANUARY
                                                                (FJAN)                                 (DJAN)
                                                  -----------------------------------    -----------------------------------
                                                     YEAR ENDED        PERIOD ENDED         YEAR ENDED        PERIOD ENDED
                                                     8/31/2022        8/31/2021 (a)         8/31/2022        8/31/2021 (a)
                                                  ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)....................  $     (1,391,171)  $       (517,448)   $       (753,767)  $       (337,187)
Net realized gain (loss)........................        14,262,964            221,247           3,109,306          3,003,904
Net change in unrealized appreciation
   (depreciation)...............................       (20,809,090)         9,801,985          (7,850,906)         1,442,263
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations..............................        (7,937,297)         9,505,784          (5,495,367)         4,108,980
                                                  ----------------   ----------------    ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       328,102,017        133,165,845         159,018,136        134,581,825
Cost of shares redeemed.........................      (257,742,698)       (15,860,390)        (70,102,594)       (89,180,193)
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................        70,359,319        117,305,455          88,915,542         45,401,632
                                                  ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets.........        62,422,022        126,811,239          83,420,175         49,510,612

NET ASSETS:
Beginning of period.............................       126,811,239                 --          49,510,612                 --
                                                  ----------------   ----------------    ----------------   ----------------
End of period...................................  $    189,233,261   $    126,811,239    $    132,930,787   $     49,510,612
                                                  ================   ================    ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........         3,800,002                 --           1,550,002                 --
Shares sold.....................................         9,675,000          4,300,002           4,975,000          4,400,002
Shares redeemed.................................        (7,625,000)          (500,000)         (2,200,000)        (2,850,000)
                                                  ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period...............         5,850,002          3,800,002           4,325,002          1,550,002
                                                  ================   ================    ================   ================


(a)   Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 100                See Notes to Financial Statements



           FT CBOE VEST                           FT CBOE VEST                           FT CBOE VEST
            U.S. EQUITY                            U.S. EQUITY                            U.S. EQUITY
           BUFFER ETF -                         DEEP BUFFER ETF -                         BUFFER ETF-
             FEBRUARY                               FEBRUARY                                 MARCH
              (FFEB)                                 (DFEB)                                 (FMAR)
-----------------------------------    -----------------------------------    -----------------------------------
   YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED        PERIOD ENDED
   8/31/2022          8/31/2021           8/31/2022          8/31/2021           8/31/2022        8/31/2021 (b)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$     (2,252,096)  $     (2,051,083)   $     (2,397,117)  $     (3,281,965)   $     (1,156,015)  $       (248,208)
      21,810,047         39,681,194          23,889,502         80,777,145           9,014,209            (11,373)

     (38,316,344)         7,240,170         (29,241,578)       (37,234,562)        (16,742,715)         5,354,576
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     (18,758,393)        44,870,281          (7,749,193)        40,260,618          (8,884,521)         5,094,995
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     352,535,376        373,472,561         165,534,703        471,709,089         312,117,345         85,226,492
    (289,151,113)      (370,815,309)       (137,313,869)      (763,611,447)       (188,778,497)        (7,712,105)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

      63,384,263          2,657,252          28,220,834       (291,902,358)        123,338,848         77,514,387
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
      44,625,870         47,527,533          20,471,641       (251,641,740)        114,454,327         82,609,382

     258,452,950        210,925,417         282,633,899        534,275,639          82,609,382                 --
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$    303,078,820   $    258,452,950    $    303,105,540   $    282,633,899    $    197,063,709   $     82,609,382
================   ================    ================   ================    ================   ================

       6,900,002          6,700,002           8,150,002         17,100,002           2,550,002                 --
       9,425,000         11,200,000           4,725,000         14,700,000           9,650,000          2,800,002
      (7,775,000)       (11,000,000)         (3,950,000)       (23,650,000)         (5,900,000)          (250,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
       8,550,002          6,900,002           8,925,002          8,150,002           6,300,002          2,550,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements               Page 101


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                             FT CBOE VEST                           FT CBOE VEST
                                                              U.S. EQUITY                            U.S. EQUITY
                                                           DEEP BUFFER ETF -                        BUFFER ETF -
                                                                 MARCH                                  APRIL
                                                                (DMAR)                                 (FAPR)
                                                  -----------------------------------    -----------------------------------
                                                     YEAR ENDED        PERIOD ENDED         YEAR ENDED        PERIOD ENDED
                                                     8/31/2022        8/31/2021 (b)         8/31/2022        8/31/2021 (c)
                                                  ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)....................  $       (958,983)  $       (214,653)   $     (1,510,112)  $       (334,180)
Net realized gain (loss)........................         5,408,208          2,840,305           4,651,169              3,484
Net change in unrealized appreciation
   (depreciation)...............................       (10,843,530)           339,850         (19,147,024)         6,985,982
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations..............................        (6,394,305)         2,965,502         (16,005,967)         6,655,286
                                                  ----------------   ----------------    ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       264,607,946         91,038,951         416,433,966        141,902,180
Cost of shares redeemed.........................      (131,473,973)       (27,951,482)       (253,668,242)       (13,806,156)
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................       133,133,973         63,087,469         162,765,724        128,096,024
                                                  ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets.........       126,739,668         66,052,971         146,759,757        134,751,310

NET ASSETS:
Beginning of period.............................        66,052,971                 --         134,751,310                 --
                                                  ----------------   ----------------    ----------------   ----------------
End of period...................................  $    192,792,639   $     66,052,971    $    281,511,067   $    134,751,310
                                                  ================   ================    ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........         2,100,002                 --           4,250,002                 --
Shares sold.....................................         8,425,000          3,000,002          13,375,000          4,700,002
Shares redeemed.................................        (4,175,000)          (900,000)         (8,050,000)          (450,000)
                                                  ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period...............         6,350,002          2,100,002           9,575,002          4,250,002
                                                  ================   ================    ================   ================


(b)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 102                See Notes to Financial Statements



           FT CBOE VEST                           FT CBOE VEST                           FT CBOE VEST
            U.S. EQUITY                            U.S. EQUITY                            U.S. EQUITY
         DEEP BUFFER ETF -                        BUFFER ETF -                         DEEP BUFFER ETF-
               APRIL                                   MAY                                    MAY
              (DAPR)                                 (FMAY)                                 (DMAY)
-----------------------------------    -----------------------------------    -----------------------------------
   YEAR ENDED        PERIOD ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
   8/31/2022        8/31/2021 (c)         8/31/2022          8/31/2021           8/31/2022          8/31/2021
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$     (1,197,189)  $       (293,956)   $     (1,544,625)  $       (603,241)   $       (976,308)  $       (243,030)
       6,280,511          1,893,188            (595,333)         6,819,624          (1,890,896)         1,159,456

      (9,301,745)         2,189,341          (3,022,511)         2,540,824          (2,975,092)         1,372,998
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

      (4,218,423)         3,788,573          (5,162,469)         8,757,207          (5,842,296)         2,289,424
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     345,991,375        146,182,323         466,357,686        182,819,078         335,159,808         77,943,486
    (169,165,052)       (56,745,334)       (209,223,301)      (118,187,369)       (166,669,713)       (28,116,886)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     176,826,323         89,436,989         257,134,385         64,631,709         168,490,095         49,826,600
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
     172,607,900         93,225,562         251,971,916         73,388,916         162,647,799         52,116,024

      93,225,562                 --         111,875,846         38,486,930          63,370,615         11,254,591
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$    265,833,462   $     93,225,562    $    363,847,762   $    111,875,846    $    226,018,414   $     63,370,615
================   ================    ================   ================    ================   ================

       3,000,002                 --           3,000,002          1,150,002           1,850,002            350,002
      11,300,000          4,850,002          13,125,000          5,200,000          10,500,000          2,350,000
      (5,400,000)        (1,850,000)         (5,925,000)        (3,350,000)         (5,200,000)          (850,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
       8,900,002          3,000,002          10,200,002          3,000,002           7,150,002          1,850,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements               Page 103


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                             FT CBOE VEST                           FT CBOE VEST
                                                              U.S. EQUITY                            U.S. EQUITY
                                                             BUFFER ETF -                         DEEP BUFFER ETF -
                                                                 JUNE                                   JUNE
                                                                (FJUN)                                 (DJUN)
                                                  -----------------------------------    -----------------------------------
                                                     YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                     8/31/2022          8/31/2021           8/31/2022          8/31/2021
                                                  ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)....................  $     (1,307,676)  $       (535,737)   $       (782,365)  $       (199,732)
Net realized gain (loss)........................        (2,682,145)         8,204,605          (5,967,985)         1,881,474
Net change in unrealized appreciation
   (depreciation)...............................         8,294,071          1,204,882           4,257,627            194,237
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations..............................         4,304,250          8,873,750          (2,492,723)         1,875,979
                                                  ----------------   ----------------    ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       334,243,119        137,956,049         265,756,218         57,855,267
Cost of shares redeemed.........................      (153,124,271)       (82,599,741)       (129,150,213)       (34,330,998)
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................       181,118,848         55,356,308         136,606,005         23,524,269
                                                  ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets.........       185,423,098         64,230,058         134,113,282         25,400,248

NET ASSETS:
Beginning of period.............................       113,074,765         48,844,707          45,950,928         20,550,680
                                                  ----------------   ----------------    ----------------   ----------------
End of period...................................  $    298,497,863   $    113,074,765    $    180,064,210   $     45,950,928
                                                  ================   ================    ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........         3,050,002          1,500,002           1,350,002            650,002
Shares sold.....................................         9,450,000          3,900,000           8,275,000          1,750,000
Shares redeemed.................................        (4,300,000)        (2,350,000)         (4,075,000)        (1,050,000)
                                                  ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period...............         8,200,002          3,050,002           5,550,002          1,350,002
                                                  ================   ================    ================   ================


Page 104                See Notes to Financial Statements



           FT CBOE VEST                           FT CBOE VEST                           FT CBOE VEST
            U.S. EQUITY                            U.S. EQUITY                            U.S. EQUITY
            BUFFER ETF                          DEEP BUFFER ETF -                        BUFFER ETF -
               JULY                                   JULY                                  AUGUST
              (FJUL)                                 (DJUL)                                 (FAUG)
-----------------------------------    -----------------------------------    -----------------------------------
   YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
   8/31/2022          8/31/2021           8/31/2022          8/31/2021           8/31/2022          8/31/2021
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$     (1,310,125)  $       (351,194)   $       (649,564)  $       (172,669)   $     (1,741,152)  $       (797,507)
      (1,608,324)         4,419,554          (4,058,404)         1,207,182             314,717         13,839,939

        (276,815)         2,003,769            (408,532)           680,378         (13,578,659)         1,184,195
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

      (3,195,264)         6,072,129          (5,116,500)         1,714,891         (15,005,094)        14,226,627
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     256,049,793        140,264,490         138,113,236         64,560,989         505,209,564        255,932,223
    (156,983,382)       (54,808,830)        (30,595,982)       (23,925,407)       (322,863,018)      (150,763,677)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

      99,066,411         85,455,660         107,517,254         40,635,582         182,346,546        105,168,546
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
      95,871,147         91,527,789         102,400,754         42,350,473         167,341,452        119,395,173

     124,722,228         33,194,439          54,734,717         12,384,244         155,641,651         36,246,478
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$    220,593,375   $    124,722,228    $    157,135,471   $     54,734,717    $    322,983,103   $    155,641,651
================   ================    ================   ================    ================   ================

       3,500,002          1,050,002           1,650,002            400,002           4,150,002          1,100,002
       7,450,000          4,100,000           4,375,000          2,000,000          13,750,000          7,200,000
      (4,600,000)        (1,650,000)           (975,000)          (750,000)         (8,750,000)        (4,150,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
       6,350,002          3,500,002           5,050,002          1,650,002           9,150,002          4,150,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements               Page 105


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                             FT CBOE VEST                           FT CBOE VEST
                                                              U.S. EQUITY                            U.S. EQUITY
                                                           DEEP BUFFER ETF -                        BUFFER ETF -
                                                                AUGUST                                SEPTEMBER
                                                                (DAUG)                                 (FSEP)
                                                  -----------------------------------    -----------------------------------
                                                     YEAR ENDED         YEAR ENDED          YEAR ENDED        PERIOD ENDED
                                                     8/31/2022          8/31/2021           8/31/2022        8/31/2021 (d)
                                                  ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)....................  $     (1,203,464)  $       (967,283)   $     (1,050,145)  $       (197,943)
Net realized gain (loss)........................        (7,582,194)        10,568,579           3,504,356          5,253,628
Net change in unrealized appreciation
   (depreciation)...............................        (5,122,796)          (169,096)         (6,645,284)        (1,864,811)
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations..............................       (13,908,454)         9,432,200          (4,191,073)         3,190,874
                                                  ----------------   ----------------    ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       139,069,655        110,399,422         170,863,306         70,091,179
Cost of shares redeemed.........................       (58,381,894)      (162,893,118)        (82,894,617)       (31,937,957)
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................        80,687,761        (52,493,696)         87,968,689         38,153,222
                                                  ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets.........        66,779,307        (43,061,496)         83,777,616         41,344,096

NET ASSETS:
Beginning of period.............................        90,369,995        133,431,491          41,344,096                 --
                                                  ----------------   ----------------    ----------------   ----------------
End of period...................................  $    157,149,302   $     90,369,995    $    125,121,712   $     41,344,096
                                                  ================   ================    ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........         2,600,002          4,150,002           1,200,002                 --
Shares sold.....................................         4,150,000          3,300,000           5,000,000          2,150,002
Shares redeemed.................................        (1,775,000)        (4,850,000)         (2,450,000)          (950,000)
                                                  ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period...............         4,975,002          2,600,002           3,750,002          1,200,002
                                                  ================   ================    ================   ================


(d)   Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(e)   Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 106                See Notes to Financial Statements



           FT CBOE VEST                           FT CBOE VEST                           FT CBOE VEST
            U.S. EQUITY                            U.S. EQUITY                            U.S. EQUITY
         DEEP BUFFER ETF -                        BUFFER ETF -                         DEEP BUFFER ETF -
             SEPTEMBER                               OCTOBER                                OCTOBER
              (DSEP)                                 (FOCT)                                 (DOCT)
-----------------------------------    -----------------------------------    -----------------------------------
   YEAR ENDED        PERIOD ENDED         YEAR ENDED        PERIOD ENDED         YEAR ENDED        PERIOD ENDED
   8/31/2022        8/31/2021 (d)         8/31/2022        8/31/2021 (e)         8/31/2022        8/31/2021 (e)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$       (616,042)  $       (200,274)   $     (1,246,010)  $       (426,374)   $       (876,082)  $       (257,031)
       2,114,847          3,712,900           8,127,411          1,818,298           5,993,732            284,354

      (6,219,566)        (1,372,536)        (16,678,598)         6,677,830         (12,307,775)         2,958,947
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

      (4,720,761)         2,140,090          (9,797,197)         8,069,754          (7,190,125)         2,986,270
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     123,483,254         61,367,325         221,146,291         80,609,489         157,311,288         55,024,234
     (45,704,144)       (37,666,505)       (135,510,246)       (18,149,832)        (66,698,871)       (17,499,820)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

      77,779,110         23,700,820          85,636,045         62,459,657          90,612,417         37,524,414
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
      73,058,349         25,840,910          75,838,848         70,529,411          83,422,292         40,510,684

      25,840,910                 --          70,529,411                 --          40,510,684                 --
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$     98,899,259       $ 25,840,910    $    146,368,259   $     70,529,411    $    123,932,976   $     40,510,684
================   ================    ================   ================    ================   ================

         800,002                 --           2,050,002                 --           1,250,002                 --
       3,925,000          2,000,002           6,400,000          2,600,002           4,900,000          1,800,002
      (1,475,000)        (1,200,000)         (4,000,000)          (550,000)        (2,100,000)           (550,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
       3,250,002            800,002           4,450,002          2,050,002           4,050,002          1,250,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements               Page 107


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                             FT CBOE VEST                           FT CBOE VEST
                                                              U.S. EQUITY                            U.S. EQUITY
                                                             BUFFER ETF -                         DEEP BUFFER ETF -
                                                               NOVEMBER                               NOVEMBER
                                                                (FNOV)                                 (DNOV)
                                                  -----------------------------------    -----------------------------------
                                                     YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                     8/31/2022          8/31/2021           8/31/2022          8/31/2021
                                                  ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)....................  $     (2,195,397)  $     (1,452,873)   $     (1,948,255)  $       (920,733)
Net realized gain (loss)........................        15,244,224         26,834,660           6,967,268         24,507,324
Net change in unrealized appreciation
   (depreciation)...............................       (35,203,791)           143,688         (20,288,492)       (14,364,371)
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations..............................       (22,154,964)        25,525,475         (15,269,479)         9,222,220
                                                  ----------------   ----------------    ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.......................       371,618,707        268,015,815         419,849,301        110,679,599
Cost of shares redeemed.........................      (232,021,535)      (288,058,581)        (95,354,206)      (174,946,705)
                                                  ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions................       139,597,172        (20,042,766)        324,495,095        (64,267,106)
                                                  ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets.........       117,442,208          5,482,709         309,225,616        (55,044,886)

NET ASSETS:
Beginning of period.............................       143,615,663        138,132,954          90,967,559        146,012,445
                                                  ----------------   ----------------    ----------------   ----------------
End of period...................................  $    261,057,871   $    143,615,663    $    400,193,175   $     90,967,559
                                                  ================   ================    ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.........         3,750,002          4,200,002           2,600,002          4,550,002
Shares sold.....................................         9,775,000          7,800,000          12,425,000          3,400,000
Shares redeemed.................................        (6,175,000)        (8,250,000)         (2,825,000)        (5,350,000)
                                                  ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period...............         7,350,002          3,750,002          12,200,002          2,600,002
                                                  ================   ================    ================   ================


(f)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(g)   Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 108                See Notes to Financial Statements



           FT CBOE VEST                           FT CBOE VEST                  FT CBOE VEST       FT CBOE VEST
            U.S. EQUITY                            U.S. EQUITY                    BUFFERED           BUFFERED
           BUFFER ETF -                         DEEP BUFFER ETF -                ALLOCATION         ALLOCATION
             DECEMBER                               DECEMBER                   DEFENSIVE ETF        GROWTH ETF
              (FDEC)                                 (DDEC)                        (BUFT)             (BUFG)
-----------------------------------    -----------------------------------    ----------------   ----------------
   YEAR ENDED        PERIOD ENDED        PERIOD ENDED       PERIOD ENDED        PERIOD ENDED       PERIOD ENDED
   8/31/2022        8/31/2021 (f)         8/31/2022        8/31/2021 (f)       8/31/2022 (g)      8/31/2022 (g)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$     (1,466,254)  $       (362,338)   $     (1,055,125)  $       (328,334)   $       (153,311)  $       (196,551)
      10,469,127            567,487           4,410,378            530,775          (7,182,794)       (11,328,800)

     (23,910,741)         6,538,866         (11,616,669)         3,162,051            (683,341)        (1,668,856)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     (14,907,868)         6,744,015          (8,261,416)         3,364,492          (8,019,446)       (13,194,207)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     309,044,897        112,246,925         293,161,831        101,213,467         184,494,161        402,524,414
    (174,937,879)       (48,047,905)        (92,853,883)       (45,032,452)        (21,635,002)      (225,912,418)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     134,107,018         64,199,020         200,307,948         56,181,015         162,859,159        176,611,996
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
     119,199,150         70,943,035         192,046,532         59,545,507         154,839,713        163,417,789

      70,943,035                 --          59,545,507                 --                  --                 --
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$    190,142,185   $     70,943,035    $    251,592,039   $     59,545,507    $    154,839,713   $    163,417,789
================   ================    ================   ================    ================   ================

       2,100,002                 --           1,850,002                 --                  --                 --
       9,175,000          3,600,002           9,325,000          3,300,002           9,400,002         21,000,002
      (5,275,000)        (1,500,000)         (2,900,000)        (1,450,000)         (1,100,000)       (12,000,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
       6,000,002          2,100,002           8,275,002          1,850,002           8,300,002          9,000,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements               Page 109


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY (FJAN)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  33.37        $  30.06
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.19)          (0.14)
Net realized and unrealized gain (loss)........................        (0.83)           3.45
                                                                    --------        --------
Total from investment operations...............................        (1.02)           3.31
                                                                    --------        --------
Net asset value, end of period.................................     $  32.35        $  33.37
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (3.06)%         11.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $189,233        $126,811
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY (DJAN)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.94        $  30.06
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.04)          (0.22)
Net realized and unrealized gain (loss)........................        (1.16)           2.10
                                                                    --------        --------
Total from investment operations...............................        (1.20)           1.88
                                                                    --------        --------
Net asset value, end of period.................................     $  30.74        $  31.94
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (3.76)%          6.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $132,931        $ 49,511
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is January 15, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 110                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY (FFEB)


                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  37.46        $  31.48        $  30.68
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.22)          (0.30)          (0.08)
Net realized and unrealized gain (loss)........................        (1.79)           6.28            0.88
                                                                    --------        --------        --------
Total from investment operations...............................        (2.01)           5.98            0.80
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  35.45        $  37.46        $  31.48
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (5.37)%         19.00%           2.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $303,079        $258,453        $210,925
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY (DFEB)

                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  34.68        $  31.24        $  30.68
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.25)          (0.52)          (0.11)
Net realized and unrealized gain (loss)........................        (0.47)           3.96            0.67
                                                                    --------        --------        --------
Total from investment operations...............................        (0.72)           3.44            0.56
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  33.96        $  34.68        $  31.24
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (2.08)%         11.01%           1.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $303,106        $282,634        $534,276
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%


(a)   Inception date is February 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 111


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH (FMAR)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.40        $  29.60
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.13)          (0.10)
Net realized and unrealized gain (loss)........................        (0.99)           2.90
                                                                    --------        --------
Total from investment operations...............................        (1.12)           2.80
                                                                    --------        --------
Net asset value, end of period.................................     $  31.28        $  32.40
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (3.46)%          9.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $197,064        $ 82,609
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MARCH (DMAR)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.45        $  29.60
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.09)          (0.10)
Net realized and unrealized gain (loss)........................        (1.00)           1.95
                                                                    --------        --------
Total from investment operations...............................        (1.09)           1.85
                                                                    --------        --------
Net asset value, end of period.................................     $  30.36        $  31.45
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (3.47)%          6.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $192,793        $ 66,053
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 112                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL (FAPR)


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.71        $  30.04
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.12)          (0.08)
Net realized and unrealized gain (loss)........................        (2.19)           1.75
                                                                    --------        --------
Total from investment operations...............................        (2.31)           1.67
                                                                    --------        --------
Net asset value, end of period.................................     $  29.40        $  31.71
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (7.28)%          5.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $281,511        $134,751
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - APRIL (DAPR)

                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  31.08        $  30.04
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.07)          (0.10)
Net realized and unrealized gain (loss)........................        (1.14)           1.14
                                                                    --------        --------
Total from investment operations...............................        (1.21)           1.04
                                                                    --------        --------
Net asset value, end of period.................................     $  29.87        $  31.08
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (3.89)%          3.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $265,833        $ 93,226
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is April 16, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 113


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY (FMAY)


                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  37.29        $  33.47        $  30.34
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.05)          (0.16)          (0.07)
Net realized and unrealized gain (loss)........................        (1.57)           3.98            3.20
                                                                    --------        --------        --------
Total from investment operations...............................        (1.62)           3.82            3.13
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  35.67        $  37.29        $  33.47
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (4.34)%         11.41%          10.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $363,848        $111,876        $ 38,487
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - MAY (DMAY)

                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  34.25        $  32.16        $  30.35
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.05)          (0.08)          (0.07)
Net realized and unrealized gain (loss)........................        (2.59)           2.17            1.88
                                                                    --------        --------        --------
Total from investment operations...............................        (2.64)           2.09            1.81
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  31.61        $  34.25        $  32.16
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (7.71)%          6.50%           5.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $226,018        $ 63,371        $ 11,255
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%


(a)   Inception date is May 15, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 114                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE (FJUN)


                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  37.07        $  32.56        $  30.25
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)          (0.15)          (0.05)
Net realized and unrealized gain (loss)........................        (0.59) (b)       4.66            2.36
                                                                    --------        --------        --------
Total from investment operations...............................        (0.67)           4.51            2.31
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  36.40        $  37.07        $  32.56
                                                                    ========        ========        ========
TOTAL RETURN (c)...............................................        (1.81)%         13.85%           7.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $298,498        $113,075        $ 48,845
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (d)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (d)
Portfolio turnover rate (e)....................................            0%              0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JUNE (DJUN)

                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  34.04        $  31.62        $  30.25
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.07)          (0.13)          (0.04)
Net realized and unrealized gain (loss)........................        (1.53)           2.55            1.41
                                                                    --------        --------        --------
Total from investment operations...............................        (1.60)           2.42            1.37
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  32.44        $  34.04        $  31.62
                                                                    ========        ========        ========
TOTAL RETURN (c)...............................................        (4.70)%          7.65%           4.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $180,064        $ 45,951        $ 20,551
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (d)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (d)
Portfolio turnover rate (e)....................................            0%              0%              0%


(a)   Inception date is June 19, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 115


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY (FJUL)


                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  35.63        $  31.61        $  30.24
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.17)          (0.09)          (0.02)
Net realized and unrealized gain (loss)........................        (0.72)           4.11            1.39
                                                                    --------        --------        --------
Total from investment operations...............................        (0.89)           4.02            1.37
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  34.74        $  35.63        $  31.61
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (2.50)%         12.72%           4.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $220,593        $124,722        $ 33,194
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - JULY (DJUL)

                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  33.17        $  30.96        $  30.24
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)          (0.09)          (0.02)
Net realized and unrealized gain (loss)........................        (1.97)           2.30            0.74
                                                                    --------        --------        --------
Total from investment operations...............................        (2.05)           2.21            0.72
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  31.12        $  33.17        $  30.96
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (6.18)%          7.14%           2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $157,135        $ 54,735        $ 12,384
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%


(a)   Inception date is July 17, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 116                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST (FAUG)


                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  37.50        $  32.95        $  30.10
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.12)          (0.13)          (0.08)
Net realized and unrealized gain (loss)........................        (2.08)           4.68            2.93
                                                                    --------        --------        --------
Total from investment operations...............................        (2.20)           4.55            2.85
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  35.30        $  37.50        $  32.95
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (5.87)%         13.81%           9.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $322,983        $155,642        $ 36,246
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.83)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST (DAUG)

                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  34.76        $  32.15        $  30.10
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.14)          (0.49)          (0.19)
Net realized and unrealized gain (loss)........................        (3.03)           3.10            2.24
                                                                    --------        --------        --------
Total from investment operations...............................        (3.17)           2.61            2.05
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  31.59        $  34.76        $  32.15
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (9.12)%          8.12%           6.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $157,149        $ 90,370        $133,431
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%


(a)   Inception date is November 6, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 117


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER (FSEP)


                                                                      YEAR          PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  34.45        $  29.76
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.17)          (0.16)
Net realized and unrealized gain (loss)........................        (0.91)           4.85
                                                                    --------        --------
Total from investment operations...............................        (1.08)           4.69
                                                                    --------        --------
Net asset value, end of period.................................     $  33.37        $  34.45
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (3.13)%         15.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $125,122        $ 41,344
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER (DSEP)

                                                                      YEAR          PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.30        $  29.76
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.27) (e)      (0.25)
Net realized and unrealized gain (loss)........................        (1.60)           2.79
                                                                    --------        --------
Total from investment operations...............................        (1.87)           2.54
                                                                    --------        --------
Net asset value, end of period.................................     $  30.43        $  32.30
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (5.79)%          8.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 98,899        $ 25,841
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is September 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions. (e) Based on average shares outstanding.

Page 118                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER (FOCT)


                                                                      YEAR          PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  34.40        $  29.87
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.17)          (0.21)
Net realized and unrealized gain (loss)........................        (1.34)           4.74
                                                                    --------        --------
Total from investment operations...............................        (1.51)           4.53
                                                                    --------        --------
Net asset value, end of period.................................     $  32.89        $  34.40
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (4.39)%         15.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $146,368        $ 70,529
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER (DOCT)

                                                                      YEAR          PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.41        $  29.87
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)          (0.21)
Net realized and unrealized gain (loss)........................        (1.73)           2.75
                                                                    --------        --------
Total from investment operations...............................        (1.81)           2.54
                                                                    --------        --------
Net asset value, end of period.................................     $  30.60        $  32.41
                                                                    ========        ========
TOTAL RETURN (b)...............................................        (5.58)%          8.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $123,933        $ 40,511
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%


(a)   Inception date is October 16, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 119


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER (FNOV)


                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  38.30        $  32.89        $  30.56
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.05)          (0.40)          (0.10)
Net realized and unrealized gain (loss)........................        (2.73)           5.81            2.43
                                                                    --------        --------        --------
Total from investment operations...............................        (2.78)           5.41            2.33
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  35.52        $  38.30        $  32.89
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (7.26)%         16.45%           7.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $261,058        $143,616        $138,133
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.85)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER (DNOV)

                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 ------------------------------      ENDED
                                                                      2022            2021       8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  34.99        $  32.09        $  30.55
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.28) (e)      (0.43)          (0.10)
Net realized and unrealized gain (loss)........................        (1.91)           3.33            1.64
                                                                    --------        --------        --------
Total from investment operations...............................        (2.19)           2.90            1.54
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  32.80        $  34.99        $  32.09
                                                                    ========        ========        ========
TOTAL RETURN (b)...............................................        (6.26)%          9.04%           5.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $400,193        $ 90,968        $146,012
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)%         (0.85)% (c)
Portfolio turnover rate (d)....................................            0%              0%              0%


(a)   Inception date is November 15, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

(e)   Based on average shares outstanding.

Page 120                See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER (FDEC)


                                                                      YEAR          PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  33.78        $  30.27
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.28) (b)      (0.17)
Net realized and unrealized gain (loss)........................        (1.81)           3.68
                                                                    --------        --------
Total from investment operations...............................        (2.09)           3.51
                                                                    --------        --------
Net asset value, end of period.................................     $  31.69        $  33.78
                                                                    ========        ========
TOTAL RETURN (c)...............................................        (6.19)%         11.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $190,142        $ 70,943
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (d)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)% (d)
Portfolio turnover rate (e)....................................            0%              0%

FT CBOE VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER (DDEC)

                                                                      YEAR          PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  32.19        $  30.27
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.26) (b)      (0.18)
Net realized and unrealized gain (loss)........................        (1.53)           2.10
                                                                    --------        --------
Total from investment operations...............................        (1.79)           1.92
                                                                    --------        --------
Net asset value, end of period.................................     $  30.40        $  32.19
                                                                    ========        ========
TOTAL RETURN (c)...............................................        (5.56)%          6.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $251,592        $ 59,546
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (d)
Ratio of net investment income (loss) to average net assets....        (0.84)%         (0.85)% (d)
Portfolio turnover rate (e)....................................            0%              0%


(a)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements               Page 121


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST BUFFERED ALLOCATION DEFENSIVE ETF (BUFT)


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.01
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.02)
Net realized and unrealized gain (loss)........................        (1.33)
                                                                    --------
Total from investment operations...............................        (1.35)
                                                                    --------
Net asset value, end of period.................................     $  18.66
                                                                    ========
TOTAL RETURN (b)...............................................        (6.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $154,840
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)..............         0.20% (d)
Ratio of net investment income (loss) to average net assets....        (0.20)% (d)
Portfolio turnover rate (e)....................................          445%

FT CBOE VEST BUFFERED ALLOCATION GROWTH ETF (BUFG)
                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.01
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.02)
Net realized and unrealized gain (loss)........................        (1.83)
                                                                    --------
Total from investment operations...............................        (1.85)
                                                                    --------
Net asset value, end of period.................................     $  18.16
                                                                    ========
TOTAL RETURN (b)...............................................        (9.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $163,418
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)..............         0.20% (d)
Ratio of net investment income (loss) to average net assets....        (0.20)% (d)
Portfolio turnover rate (e)....................................          411%


(a)   Inception date is October 26, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 122                See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the twenty-six funds (each a "Fund" and collectively, "the Funds")
listed below. The shares of each Fund are listed and traded on the Cboe BZX
Exchange, Inc. ("Cboe BZX").

        FT Cboe Vest U.S. Equity Buffer ETF - January - (ticker "FJAN")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - January - (ticker "DJAN")
        FT Cboe Vest U.S. Equity Buffer ETF - February - (ticker "FFEB")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - February - (ticker "DFEB")
        FT Cboe Vest U.S. Equity Buffer ETF - March - (ticker "FMAR")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - March - (ticker "DMAR")
        FT Cboe Vest U.S. Equity Buffer ETF - April - (ticker "FAPR")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - April - (ticker "DAPR")
        FT Cboe Vest U.S. Equity Buffer ETF - May - (ticker "FMAY")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - May - (ticker "DMAY")
        FT Cboe Vest U.S. Equity Buffer ETF - June - (ticker "FJUN")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - June - (ticker "DJUN")
        FT Cboe Vest U.S. Equity Buffer ETF - July - (ticker "FJUL")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - July - (ticker "DJUL")
        FT Cboe Vest U.S. Equity Buffer ETF - August - (ticker "FAUG")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - August - (ticker "DAUG")
        FT Cboe Vest U.S. Equity Buffer ETF - September - (ticker "FSEP")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - September - (ticker "DSEP")
        FT Cboe Vest U.S. Equity Buffer ETF - October - (ticker "FOCT")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - October - (ticker "DOCT")
        FT Cboe Vest U.S. Equity Buffer ETF - November - (ticker "FNOV")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - November - (ticker "DNOV")
        FT Cboe Vest U.S. Equity Buffer ETF - December - (ticker "FDEC")
        FT Cboe Vest U.S. Equity Deep Buffer ETF - December - (ticker "DDEC")
        FT Cboe Vest Buffered Allocation Defensive ETF - (ticker "BUFT")(1)
        FT Cboe Vest Buffered Allocation Growth ETF - (ticker "BUFG")(1)

(1)   Commenced investment operations on October 26, 2021.

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund ("ETF").

The investment objective of FJAN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the SPDR(R) S&P
500(R) ETF Trust (the "Underlying ETF"), up to a predetermined upside cap of
14.20% (before fees, expenses and taxes) and 13.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from January 24, 2022 to January 20, 2023. Prior to January 24, 2022, the
Fund's investment objective included an upside cap of 14.50% (before fees, expenses and taxes) and 13.64% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee) and an Outcome Period of January 19, 2021 to January 21,
2022.

The investment objective of DJAN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 9.03% (before fees, expenses and taxes)
and 8.18% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from January 24, 2022 to

                                                                        Page 123


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

January 20, 2023. Prior to January 24, 2022, the Fund's investment objective included an upside cap of 8.20% (before fees, expenses and taxes) and 7.34%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of January 19, 2021 to January 21, 2022.

The investment objective of FFEB is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 14.25% (before fees, expenses and taxes) and 13.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from February 22,
2022 to February 17, 2023. Prior to February 22, 2022, the Fund's investment objective included an upside cap of 15.85% (before fees, expenses and taxes) and
15.00% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of February 22, 2021 to February 18, 2022.

The investment objective of DFEB is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 9.30% (before fees, expenses and taxes)
and 8.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from February 22, 2022 to
February 17, 2023. Prior to February 22, 2022, the Fund's investment objective included an upside cap of 8.85% (before fees, expenses and taxes) and 8.00%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of February 22, 2021 to February 18, 2022.

The investment objective of FMAR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 14.78% (before fees, expenses and taxes) and 13.93% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from March 21,
2022 to March 17, 2023. Prior to March 21, 2022, the Fund's investment objective included an upside cap of 14.20% (before fees, expenses and taxes) and 13.35%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of March 22, 2021 to March 18, 2022.

The investment objective of DMAR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 10.02% (before fees, expenses and taxes) and 9.17% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between
-5% and -30% (before fees, expenses and taxes) over the period from March 21,
2022 to March 17, 2023. Prior to March 21, 2022, the Fund's investment objective included an upside cap of 9.30% (before fees, expenses and taxes) and 8.45%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of March 22, 2021 to March 18, 2022.

The investment objective of FAPR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 16.35% (before fees, expenses and taxes) and 15.48% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from April 18,
2022 to April 21, 2023. Prior to April 18, 2022, the Fund's investment objective included an upside cap of 12.00% (before fees, expenses and taxes) and 11.15%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of April 19, 2021 to April 14, 2022.

The investment objective of DAPR is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 10.96% (before fees, expenses and taxes) and 10.09% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between
-5% and -30% (before fees, expenses and taxes) over the period from April 18,
2022 to April 21, 2023. Prior to April 18, 2022, the Fund's investment objective included an upside cap of 7.50% (before fees, expenses and taxes) and 6.65%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of April 19, 2021 to April 14, 2022.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The investment objective of FMAY is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 20.45% (before fees, expenses and taxes) and 19.60% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from May 23, 2022 to May 19, 2023. Prior to May 23, 2022, the Fund's investment objective included an upside cap of 12.50% (before fees, expenses and taxes) and 11.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of May 24, 2021 to May 20, 2022.

The investment objective of DMAY is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 13.93% (before fees, expenses and taxes) and 13.08% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between
-5% and -30% (before fees, expenses and taxes) over the period from May 23, 2022 to May 19, 2023. Prior to May 23, 2022, the Fund's investment objective included an upside cap of 7.60% (before fees, expenses and taxes) and 6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of May 24, 2021 to May 20, 2022.

The investment objective of FJUN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 22.20% (before fees, expenses and taxes) and 21.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June 21, 2022 to June 16, 2023. Prior to June 21, 2022, the Fund's investment objective included an upside cap of 11.70% (before fees, expenses and taxes) and 10.85%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of June 21, 2021 to June 17, 2022.

The investment objective of DJUN is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 15.59% (before fees, expenses and taxes) and 14.74% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between
-5% and -30% (before fees, expenses and taxes) over the period from June 21,
2022 to June 16, 2023. Prior to June 21, 2022, the Fund's investment objective included an upside cap of 7.06% (before fees, expenses and taxes) and 6.21%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of June 21, 2021 to June 17, 2022.

The investment objective of FJUL is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 21.30% (before fees, expenses and taxes) and 20.44% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from July 18, 2022 to July 21, 2023. Prior to July 18, 2022, the Fund's investment objective included an upside cap of 11.70% (before fees, expenses and taxes) and 10.85%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of July 19, 2021 to July 15, 2022.

The investment objective of DJUL is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 15.02% (before fees, expenses and taxes) and 14.16% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between
-5% and -30% (before fees, expenses and taxes) over the period from July 18,
2022 to July 21, 2023. Prior to July 18, 2022, the Fund's investment objective included an upside cap of 7.30% (before fees, expenses and taxes) and 6.45%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of July 19, 2021 to July 15, 2022.

The investment objective of FAUG is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 20.46% (before fees, expenses and taxes) and 19.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from August 22,
2022 to August 18, 2023. Prior to August 22, 2022, the Fund's investment objective included an upside cap of 11.64% (before fees, expenses and taxes) and
10.79% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of August 23, 2021 to August 19, 2022.

                                                                        Page 125


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The investment objective of DAUG is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 14.47% (before fees, expenses and taxes) and 13.62% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between
-5% and -30% (before fees, expenses and taxes) over the period from August 22,
2022 to August 18, 2023. Prior to August 22, 2022, the Fund's investment objective included an upside cap of 7.37% (before fees, expenses and taxes) and
6.52% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of August 23, 2021 to August 19, 2022.

The investment objective of FSEP is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 12.20% (before fees, expenses and taxes) and 11.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from September 20,
2021 to September 16, 2022. Prior to September 20, 2021, the Fund's investment objective included an upside cap of 16.50% (before fees, expenses and taxes) and
15.65% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September 21, 2020 to September 17, 2021.

The investment objective of DSEP is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.43% (before fees, expenses and taxes)
and 6.58% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from September 20, 2021 to September 16, 2022. Prior to September 20, 2021, the Fund's investment objective included an upside cap of 9.25% (before fees, expenses and taxes) and
8.40% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September 21, 2020 to September 17, 2021.

The investment objective of FOCT is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 11.70% (before fees, expenses and taxes) and 10.84% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from October 18,
2021 to October 21, 2022. Prior to October 18, 2021, the Fund's investment objective included an upside cap of 16.22% (before fees, expenses and taxes) and
15.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of October 19, 2020 to October 15, 2021.

The investment objective of DOCT is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 7.22% (before fees, expenses and taxes)
and 6.36% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from October 18, 2021 to
October 21, 2022. Prior to October 18, 2021, the Fund's investment objective included an upside cap of 9.34% (before fees, expenses and taxes) and 8.49%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of October 19, 2020 to October 15, 2021.

The investment objective of FNOV is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price of the Underlying ETF, up to a predetermined upside cap of 12.10% (before fees, expenses and taxes) and
11.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes)
of Underlying ETF losses, over the period from November 22, 2021 to November 18,
2022. Prior to November 22, 2021, the Fund's investment objective included an upside cap of 13.72% (before fees, expenses and taxes) and 12.87% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of November 23, 2020 to November 19, 2021.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The investment objective of DNOV is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price of the Underlying ETF, up to a predetermined upside cap of 7.60% (before fees, expenses and taxes) and
6.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -30%
(before fees, expenses and taxes) over the period from November 22, 2021 to
November 18, 2022. Prior to November 22, 2021, the Fund's investment objective included an upside cap of 7.75% (before fees, expenses and taxes) and 6.90%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of November 23, 2020 to November 19, 2021.

The investment objective of FDEC is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 13.10% (before fees, expenses and taxes) and 12.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from December 20,
2021 to December 16, 2022. Prior to December 20, 2021, the Fund's investment objective included an upside cap of 14.00% (before fees, expenses and taxes) and
13.15% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of December 21, 2020 to December 17, 2021.

The investment objective of DDEC is to seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the Underlying
ETF, up to a predetermined upside cap of 8.10% (before fees, expenses and taxes)
and 7.25% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and
-30% (before fees, expenses and taxes) over the period from December 20, 2021 to
December 16, 2022. Prior to December 20, 2021, the Fund's investment objective included an upside cap of 8.00% (before fees, expenses and taxes) and 7.15%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of December 21, 2020 to December 17, 2021.

Under normal market conditions, each Fund, except BUFT and BUFG, will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options")
that reference the price performance of the Underlying ETF.

The investment objective of BUFT is to seek to provide investors with capital preservation. BUFT seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of the SPDR(R) S&P 500(R) ETF Trust ("SPY"), up to a predetermined cap, while providing a defined buffer against losses of
SPY over a defined one-year period ("SPY Underlying ETFs"). Under normal market conditions, BUFT will invest substantially all of its assets in SPY Underlying
ETFs. Unlike the SPY Underlying ETFs, BUFT itself does not pursue a defined outcome strategy. The buffer is only provided by the SPY Underlying ETFs and
BUFT itself does not provide any stated buffer against losses. In order to understand BUFT's strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.

The investment objective of BUFG is to seek to provide investors with capital appreciation. BUFG seeks to achieve its investment objective by investing in a portfolio of ETFs that seek to provide investors with returns (before fees and expenses) based on the price return of the SPY, up to a predetermined cap, while providing a defined buffer against losses of SPY over a defined one-year period.
Under normal market conditions, BUFG will invest substantially all of its assets in SPY Underlying ETFs. Unlike the SPY Underlying ETFs, BUFG itself does not pursue a defined outcome strategy. The buffer is only provided by the SPY
Underlying ETFs and BUFG itself does not provide any stated buffer against losses. BUFG simply seeks to provide diversified exposure to all the ETFs in a single investment. In order to understand BUFG's strategy and risks, it is important to understand the strategies and risks of the SPY Underlying ETFs.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                        Page 127


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Negative dividend amount, if any, represents charges by broker on excess cash held in the account.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

Each Fund, with the exception of BUFT and BUFG, purchases and sells call and put
FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX
Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2022 are FLEX Options.

D. AFFILIATED TRANSACTIONS

BUFT and BUFG invest in securities of affiliated funds. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

                                                                        Page 129


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Amounts related to these investments in BUFT at August 31, 2022 and for the fiscal period then ended are as follows:


                                                                            CHANGE IN
                                                                            UNREALIZED      REALIZED
                    SHARES AT    VALUE AT                                  APPRECIATION       GAIN         VALUE AT     DIVIDEND
    SECURITY NAME   8/31/2022   10/26/2021    PURCHASES        SALES      (DEPRECIATION)     (LOSS)       8/31/2022      INCOME
----------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S.
   Equity Buffer
   ETF - January            --  $        --  $  8,445,573  $  (8,453,641) $           --  $       8,068  $         --  $        --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - January            --           --    35,678,826    (34,798,968)             --       (879,858)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - February           --           --    45,119,108    (44,060,786)             --     (1,058,322)           --           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - March              --           --    12,545,990    (12,367,434)             --       (178,556)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - March              --           --    43,901,712    (42,453,153)             --     (1,448,559)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - April              --           --     9,750,360     (9,493,939)             --       (256,421)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - May           877,243           --    84,952,151    (56,576,056)       (561,439)      (119,568)   27,695,088           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - June        1,025,904           --    65,052,074    (31,052,413)        510,511     (1,281,141)   33,229,031           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - July          912,419           --    28,951,995        (55,148)       (557,155)            42    28,339,734           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - August             --           --    37,383,362    (36,952,149)             --       (431,213)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - September          --           --    43,010,669    (42,808,704)             --       (201,965)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - October            --           --    36,657,117    (35,831,815)             --       (825,302)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - November    1,104,296           --    65,870,976    (29,080,315)        (26,079)      (499,501)   36,265,081           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - December           --           --     7,452,643     (7,437,687)             --        (14,956)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - December      963,527           --    30,063,604       (718,027)        (49,179)         4,458    29,300,856           --
                                --------------------------------------------------------------------------------------------------
                                $        --  $554,836,160  $(392,140,235) $     (683,341) $  (7,182,794) $154,829,790  $        --
                                ==================================================================================================



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Amounts related to these investments in BUFG at August 31, 2022 and for the fiscal period then ended are as follows:


                                                                            CHANGE IN
                                                                            UNREALIZED      REALIZED
                    SHARES AT    VALUE AT                                  APPRECIATION       GAIN         VALUE AT     DIVIDEND
  SECURITY NAME     8/31/2022   10/26/2021    PURCHASES        SALES      (DEPRECIATION)     (LOSS)       8/31/2022      INCOME
------------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S.
   Equity Buffer
   ETF - January       942,600  $        --  $102,262,054  $ (68,952,314) $     (868,884) $  (1,946,709) $ 30,494,147  $        --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - February      895,839           --    99,683,865    (66,418,567)     (1,004,477)      (564,246)   31,696,575           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - March       1,037,951           --    81,950,459    (46,126,639)        (22,462)    (3,386,148)   32,415,210           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - April       1,160,260           --    83,101,964    (45,610,717)        (87,382)    (3,373,439)   34,030,426           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - July               --           --    61,732,192    (63,157,383)             --      1,425,191            --           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - August        989,267           --   110,952,102    (75,976,651)        314,349       (507,172)   34,782,628           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - September          --           --    69,032,304    (68,956,456)             --        (75,848)           --           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - October            --           --    45,625,515    (45,380,142)             --       (245,373)           --           --
FT Cboe Vest U.S.
   Equity Deep
   Buffer
   ETF - October            --           --     5,043,001     (5,035,678)             --         (7,323)           --           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - November           --           --    93,891,019    (92,825,554)             --     (1,065,465)           --           --
FT Cboe Vest U.S.
   Equity Buffer
   ETF - December           --           --    82,040,127    (80,457,859)             --     (1,582,268)           --           --
                                --------------------------------------------------------------------------------------------------
                                $        --  $835,314,602  $(658,897,960) $   (1,668,856) $ (11,328,800) $163,418,986  $        --
                                ==================================================================================================


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid annually, with the exception of BUFT and BUFG which are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2021 or 2022.

                                                                        Page 131


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                           Accumulated        Net
                                                                          Undistributed    Capital and     Unrealized
                                                              Taxable        Ordinary         Other       Appreciation
                                                             Year End         Income       Gain (Loss)   (Depreciation)
                                                           -------------  --------------  -------------  --------------
FT Cboe Vest U.S. Equity Buffer ETF - January                31-Jan-22    $     (113,056) $ (15,497,262) $    4,128,224
FT Cboe Vest U.S. Equity Deep Buffer ETF - January           31-Jan-22           (44,122)    (5,006,751)        635,400
FT Cboe Vest U.S. Equity Buffer ETF - February               28-Feb-22          (335,864)   (30,356,328)        984,142
FT Cboe Vest U.S. Equity Deep Buffer ETF - February          28-Feb-22          (342,052)   (25,392,305)        395,740
FT Cboe Vest U.S. Equity Buffer ETF - March                  31-Mar-22          (209,934)            --       1,338,253
FT Cboe Vest U.S. Equity Deep Buffer ETF - March             31-Mar-22          (193,187)    (5,303,110)        599,452
FT Cboe Vest U.S. Equity Buffer ETF - April                  30-Apr-22          (431,763)   (16,407,792)     (7,138,172)
FT Cboe Vest U.S. Equity Deep Buffer ETF - April             30-Apr-22          (266,079)    (6,121,884)     (3,248,145)
FT Cboe Vest U.S. Equity Buffer ETF - May                    31-May-22          (481,257)   (25,588,792)      9,273,448
FT Cboe Vest U.S. Equity Deep Buffer ETF - May               31-May-22          (321,459)   (14,162,654)      3,263,795
FT Cboe Vest U.S. Equity Buffer ETF - June                   30-Jun-22          (537,815)   (26,423,868)      3,048,407
FT Cboe Vest U.S. Equity Deep Buffer ETF - June              30-Jun-22          (373,396)   (16,876,921)        981,036
FT Cboe Vest U.S. Equity Buffer ETF - July                   31-Jul-22          (763,527)   (14,357,861)      8,661,196
FT Cboe Vest U.S. Equity Deep Buffer ETF - July              31-Jul-22          (382,679)    (7,649,376)      3,820,154
FT Cboe Vest U.S. Equity Buffer ETF - August                 31-Aug-22        (1,180,725)   (34,453,622)    (12,013,653)
FT Cboe Vest U.S. Equity Deep Buffer ETF - August            31-Aug-22          (843,218)   (24,672,642)     (4,316,681)
FT Cboe Vest U.S. Equity Buffer ETF - September              30-Sep-21          (190,914)    (1,636,302)       (536,323)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September         30-Sep-21          (152,862)      (505,434)       (301,100)
FT Cboe Vest U.S. Equity Buffer ETF - October                31-Oct-21          (460,448)    (6,876,924)      1,823,307
FT Cboe Vest U.S. Equity Deep Buffer ETF - October           31-Oct-21          (269,814)    (3,105,136)        650,888
FT Cboe Vest U.S. Equity Buffer ETF - November               30-Nov-21        (1,357,803)   (23,533,670)     (4,236,888)
FT Cboe Vest U.S. Equity Deep Buffer ETF - November          30-Nov-21          (739,974)    (9,691,342)     (1,254,397)
FT Cboe Vest U.S. Equity Buffer ETF - December               31-Dec-21                --     (5,909,553)      2,475,112
FT Cboe Vest U.S. Equity Deep Buffer ETF - December          31-Dec-21                --     (7,120,867)        976,931
FT Cboe Vest Buffered Allocation Defensive ETF               31-Aug-22          (145,364)    (5,394,632)     (2,457,143)
FT Cboe Vest Buffered Allocation Growth ETF                  31-Aug-22          (185,676)    (5,105,775)     (8,213,042)


F. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FFEB, DFEB, FMAY, DMAY, FJUN,
DJUN, FJUL, DJUL, FAUG, DAUG, FNOV, and DNOV, the taxable years ended 2020,
2021, and 2022 remain open to federal and state audit. For FJAN, DJAN, FMAR,
DMAR, FAPR, DAPR, FSEP, DSEP, FOCT, DOCT, FDEC, and DDEC, the taxable years ended 2021 and 2022 remain open to federal and state audit. For BUFT and BUFG, the taxable year ended 2022 remains open to federal and state audit. As of
August 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the
Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund's applicable taxable year end, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Funds' shareholders.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022


                                                                                   Non-Expiring
                                                                Taxable            Capital Loss
                                                               Year End            Carryforward
                                                          -------------------   ------------------
FT Cboe Vest U.S. Equity Buffer ETF - January                  31-Jan-22          $   15,497,262
FT Cboe Vest U.S. Equity Deep Buffer ETF - January             31-Jan-22               5,006,751
FT Cboe Vest U.S. Equity Buffer ETF - February                 28-Feb-22              30,356,328
FT Cboe Vest U.S. Equity Deep Buffer ETF - February            28-Feb-22              25,392,305
FT Cboe Vest U.S. Equity Buffer ETF - March                    31-Mar-22                      --
FT Cboe Vest U.S. Equity Deep Buffer ETF - March               31-Mar-22               5,303,110
FT Cboe Vest U.S. Equity Buffer ETF - April                    30-Apr-22              16,407,792
FT Cboe Vest U.S. Equity Deep Buffer ETF - April               30-Apr-22               6,121,884
FT Cboe Vest U.S. Equity Buffer ETF - May                      31-May-22              25,588,792
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                 31-May-22              14,162,654
FT Cboe Vest U.S. Equity Buffer ETF - June                     30-Jun-22              26,423,868
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                30-Jun-22              16,876,921
FT Cboe Vest U.S. Equity Buffer ETF - July                     31-Jul-22              14,357,861
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                31-Jul-22               7,649,376
FT Cboe Vest U.S. Equity Buffer ETF - August                   31-Aug-22              34,453,622
FT Cboe Vest U.S. Equity Deep Buffer ETF - August              31-Aug-22              24,672,642
FT Cboe Vest U.S. Equity Buffer ETF - September                30-Sep-21               1,636,302
FT Cboe Vest U.S. Equity Deep Buffer ETF - September           30-Sep-21                 505,434
FT Cboe Vest U.S. Equity Buffer ETF - October                  31-Oct-21               6,876,924
FT Cboe Vest U.S. Equity Deep Buffer ETF - October             31-Oct-21               3,105,136
FT Cboe Vest U.S. Equity Buffer ETF - November                 30-Nov-21              23,533,670
FT Cboe Vest U.S. Equity Deep Buffer ETF - November            30-Nov-21               9,691,342
FT Cboe Vest U.S. Equity Buffer ETF - December                 31-Dec-21               5,909,553
FT Cboe Vest U.S. Equity Deep Buffer ETF - December            31-Dec-21               7,120,867
FT Cboe Vest Buffered Allocation Defensive ETF                 31-Aug-22               5,394,632
FT Cboe Vest Buffered Allocation Growth ETF                    31-Aug-22               5,105,775


During the applicable taxable year end, the Fund listed below utilized non-expiring capital loss carryforwards in the following amount:

                                                              Capital Loss
                                                          Carryforward Utilized
                                                          ---------------------
FT Cboe Vest U.S. Equity Deep Buffer ETF - February           $ 17,964,075

                                                                        Page 133


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At each Fund's applicable taxable year end, the Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:


                                                                                         Qualified Late Year Losses
                                                                Taxable         --------------------------------------------
                                                               Year End          Ordinary Losses            Capital Losses
                                                          -------------------   ------------------        ------------------
FT Cboe Vest U.S. Equity Buffer ETF - January                  31-Jan-22        $          113,056        $               --
FT Cboe Vest U.S. Equity Deep Buffer ETF - January             31-Jan-22                    44,122                        --
FT Cboe Vest U.S. Equity Buffer ETF - February                 28-Feb-22                   335,864                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - February            28-Feb-22                   342,052                        --
FT Cboe Vest U.S. Equity Buffer ETF - March                    31-Mar-22                   209,934                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - March               31-Mar-22                   193,187                        --
FT Cboe Vest U.S. Equity Buffer ETF - April                    30-Apr-22                   431,763                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - April               30-Apr-22                   266,079                        --
FT Cboe Vest U.S. Equity Buffer ETF - May                      31-May-22                   481,257                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                 31-May-22                   321,459                        --
FT Cboe Vest U.S. Equity Buffer ETF - June                     30-Jun-22                   537,815                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                30-Jun-22                   373,396                        --
FT Cboe Vest U.S. Equity Buffer ETF - July                     31-Jul-22                   763,527                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                31-Jul-22                   382,679                        --
FT Cboe Vest U.S. Equity Buffer ETF - August                   31-Aug-22                 1,180,725                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - August              31-Aug-22                   843,218                        --
FT Cboe Vest U.S. Equity Buffer ETF - September                30-Sep-21                   190,914                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - September           30-Sep-21                   152,862                        --
FT Cboe Vest U.S. Equity Buffer ETF - October                  31-Oct-21                   460,448                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - October             31-Oct-21                   269,814                        --
FT Cboe Vest U.S. Equity Buffer ETF - November                 30-Nov-21                 1,357,803                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - November            30-Nov-21                   739,974                        --
FT Cboe Vest U.S. Equity Buffer ETF - December                 31-Dec-21                        --                        --
FT Cboe Vest U.S. Equity Deep Buffer ETF - December            31-Dec-21                        --                        --
FT Cboe Vest Buffered Allocation Defensive ETF                 31-Aug-22                   145,364                        --
FT Cboe Vest Buffered Allocation Growth ETF                    31-Aug-22                   185,676                        --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each
Fund's applicable taxable period the adjustments were as follows:


                                                                                                Accumulated
                                                                               Accumulated      Net Realized
                                                                Taxable       Net Investment    Gain (Loss)        Paid-In
                                                                Year End      Income (Loss)    on Investments      Capital
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest U.S. Equity Buffer ETF - January                  31-Jan-22      $      907,754   $  (29,401,571)  $   28,493,817
FT Cboe Vest U.S. Equity Deep Buffer ETF - January             31-Jan-22             483,824      (10,161,595)       9,677,771
FT Cboe Vest U.S. Equity Buffer ETF - February                 28-Feb-22           2,123,986      (37,014,821)      34,890,835
FT Cboe Vest U.S. Equity Deep Buffer ETF - February            28-Feb-22           2,593,611       (7,489,979)       4,896,368
FT Cboe Vest U.S. Equity Buffer ETF - March                    31-Mar-22             497,984      (11,112,372)      10,614,388
FT Cboe Vest U.S. Equity Deep Buffer ETF - March               31-Mar-22             414,516      (11,773,586)      11,359,070
FT Cboe Vest U.S. Equity Buffer ETF - April                    30-Apr-22             724,138      (20,340,842)      19,616,704
FT Cboe Vest U.S. Equity Deep Buffer ETF - April               30-Apr-22             564,025      (10,730,384)      10,166,359
FT Cboe Vest U.S. Equity Buffer ETF - May                      31-May-22             770,826       (9,088,259)       8,317,433
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                 31-May-22             403,376       (5,901,636)       5,498,260
FT Cboe Vest U.S. Equity Buffer ETF - June                     30-Jun-22             734,446      (10,830,303)      10,095,857
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                30-Jun-22             285,713       (7,364,878)       7,079,165
FT Cboe Vest U.S. Equity Buffer ETF - July                     31-Jul-22             642,936      (10,757,667)      10,114,731
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                31-Jul-22             300,610       (1,154,197)         853,587
FT Cboe Vest U.S. Equity Buffer ETF - August                   31-Aug-22           1,110,780      (19,183,946)      18,073,166
FT Cboe Vest U.S. Equity Deep Buffer ETF - August              31-Aug-22             920,236       (2,568,051)       1,647,815
FT Cboe Vest U.S. Equity Buffer ETF - September                30-Sep-21              42,604       (5,045,966)       5,003,362
FT Cboe Vest U.S. Equity Deep Buffer ETF - September           30-Sep-21              65,029       (2,850,662)       2,785,633
FT Cboe Vest U.S. Equity Buffer ETF - October                  31-Oct-21              71,989      (15,657,071)      15,585,082
FT Cboe Vest U.S. Equity Deep Buffer ETF - October             31-Oct-21              49,450       (6,421,364)       6,371,914
FT Cboe Vest U.S. Equity Buffer ETF - November                 30-Nov-21             820,589      (39,559,134)      38,738,545
FT Cboe Vest U.S. Equity Deep Buffer ETF - November            30-Nov-21             825,528       (8,808,118)       7,982,590
FT Cboe Vest U.S. Equity Buffer ETF - December                 31-Dec-21             582,432      (14,455,992)      13,873,560
FT Cboe Vest U.S. Equity Deep Buffer ETF - December            31-Dec-21             492,196      (11,421,035)      10,928,839
FT Cboe Vest Buffered Allocation Defensive ETF                 31-Aug-22               7,947           14,360          (22,307)
FT Cboe Vest Buffered Allocation Growth ETF                    31-Aug-22              10,875         (321,161)         310,286


                                                                        Page 135


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                                  Gross            Gross        Net Unrealized
                                                                                Unrealized       Unrealized      Appreciation
                                                                Tax Cost       Appreciation    (Depreciation)   (Depreciation)
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest U.S. Equity Buffer ETF - January                $  200,680,514   $    6,693,109   $  (18,017,533) $   (11,324,424)
FT Cboe Vest U.S. Equity Deep Buffer ETF - January              139,505,757        5,589,866      (12,053,101)      (6,463,235)
FT Cboe Vest U.S. Equity Buffer ETF - February                  318,673,800       12,024,910      (27,418,574)     (15,393,664)
FT Cboe Vest U.S. Equity Deep Buffer ETF - February             315,711,724       13,836,775      (26,231,351)     (12,394,576)
FT Cboe Vest U.S. Equity Buffer ETF - March                     211,306,917        6,546,046      (20,639,994)     (14,093,948)
FT Cboe Vest U.S. Equity Deep Buffer ETF - March                203,406,516        8,941,248      (19,457,759)     (10,516,511)
FT Cboe Vest U.S. Equity Buffer ETF - April                     294,018,867       10,444,639      (22,746,796)     (12,302,157)
FT Cboe Vest U.S. Equity Deep Buffer ETF - April                275,420,852        8,812,093      (15,964,531)      (7,152,438)
FT Cboe Vest U.S. Equity Buffer ETF - May                       361,865,861       12,962,746      (10,720,354)       2,242,392
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                  227,282,837        6,277,134       (7,390,469)      (1,113,335)
FT Cboe Vest U.S. Equity Buffer ETF - June                      285,900,735       24,970,018      (12,152,128)      12,817,890
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                 174,946,677       13,202,828       (7,956,635)       5,246,193
FT Cboe Vest U.S. Equity Buffer ETF - July                      218,089,096        8,034,675       (5,380,712)       2,653,963
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                 156,740,078        5,272,944       (4,786,346)         486,598
FT Cboe Vest U.S. Equity Buffer ETF - August                    335,180,677        8,012,069      (20,025,722)     (12,013,653)
FT Cboe Vest U.S. Equity Deep Buffer ETF - August               161,575,330        5,002,443       (9,319,124)      (4,316,681)
FT Cboe Vest U.S. Equity Buffer ETF - September                 133,782,032        5,908,240      (14,477,325)      (8,569,085)
FT Cboe Vest U.S. Equity Deep Buffer ETF - September            106,580,340        1,688,465       (9,282,432)      (7,593,967)
FT Cboe Vest U.S. Equity Buffer ETF - October                   156,824,574        8,772,422      (19,120,303)     (10,347,881)
FT Cboe Vest U.S. Equity Deep Buffer ETF - October              135,734,655        5,260,885      (14,660,468)      (9,399,583)
FT Cboe Vest U.S. Equity Buffer ETF - November                  283,747,104       24,008,517      (46,453,644)     (22,445,127)
FT Cboe Vest U.S. Equity Deep Buffer ETF - November             416,990,809       21,226,844      (37,735,770)     (16,508,926)
FT Cboe Vest U.S. Equity Buffer ETF - December                  208,046,475       12,682,174      (30,426,695)     (17,744,521)
FT Cboe Vest U.S. Equity Deep Buffer ETF - December             260,271,376       12,856,530      (21,364,331)      (8,507,801)
FT Cboe Vest Buffered Allocation Defensive ETF                  157,323,335          681,595       (3,138,738)      (2,457,143)
FT Cboe Vest Buffered Allocation Growth ETF                     171,659,923          537,596       (8,750,638)      (8,213,042)


G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.85% of each Fund's average daily net assets with the exception of BUFT and BUFG which each pay an annual unitary management fee of 0.20%. In addition, BUFT and BUFG incur pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"). The total of the unitary management fee and acquired fund fees and expenses represents each Fund's total annual operating expenses.

First Trust is responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management
Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Cboe VestSM Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Funds (other than BUFT


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

and BUFG), the Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund's assets and will pay Cboe Vest for its services as the Funds' sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months (or shorter period during the first eleven months of the Investment Sub-Advisory Agreement)
are subtracted from the unitary management fee for that month. Pursuant to the
Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of BUFT and BUFG, the Advisor and Cboe Vest, First Trust will supervise
Cboe Vest and its management of the investment of each Fund's assets and will pay Cboe Vest for its services as the Funds' sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less
Cboe Vest's 50% share of each of BUFT and BUFG's expenses for that month.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2022, the Funds, except BUFT and BUFG, had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each Fund, except BUFT and BUFG, holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.

For the fiscal period ended August 31, 2022, the cost of purchases and proceeds from sales of investments for BUFT and BUFG, excluding short-term investments and in-kind transactions, were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest Buffered Allocation Defensive ETF                                $  372,663,987   $  370,535,179
FT Cboe Vest Buffered Allocation Growth ETF                                      435,392,776      433,293,985


                                                                        Page 137


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

For the fiscal period ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest U.S. Equity Buffer ETF - January                                 $   10,046,481   $  195,324,464
FT Cboe Vest U.S. Equity Deep Buffer ETF - January                                 1,588,335       52,318,111
FT Cboe Vest U.S. Equity Buffer ETF - February                                     5,605,159      199,661,287
FT Cboe Vest U.S. Equity Deep Buffer ETF - February                                       --       63,272,533
FT Cboe Vest U.S. Equity Buffer ETF - March                                        8,104,787      106,611,160
FT Cboe Vest U.S. Equity Deep Buffer ETF - March                                   1,580,271      118,676,883
FT Cboe Vest U.S. Equity Buffer ETF - April                                        7,935,796      168,687,388
FT Cboe Vest U.S. Equity Deep Buffer ETF - April                                   1,537,733      123,332,158
FT Cboe Vest U.S. Equity Buffer ETF - May                                          9,373,475      182,494,814
FT Cboe Vest U.S. Equity Deep Buffer ETF - May                                     1,725,323      143,473,693
FT Cboe Vest U.S. Equity Buffer ETF - June                                         7,436,374      102,861,762
FT Cboe Vest U.S. Equity Deep Buffer ETF - June                                    1,692,240      101,612,069
FT Cboe Vest U.S. Equity Buffer ETF - July                                        10,610,878      127,288,344
FT Cboe Vest U.S. Equity Deep Buffer ETF - July                                    3,330,307       13,212,140
FT Cboe Vest U.S. Equity Buffer ETF - August                                      18,225,364      261,598,664
FT Cboe Vest U.S. Equity Deep Buffer ETF - August                                 16,887,238       33,329,496
FT Cboe Vest U.S. Equity Buffer ETF - September                                   41,087,725       59,405,757
FT Cboe Vest U.S. Equity Deep Buffer ETF - September                              14,595,362       39,453,732
FT Cboe Vest U.S. Equity Buffer ETF - October                                     45,356,128       92,318,020
FT Cboe Vest U.S. Equity Deep Buffer ETF - October                                19,245,353       52,710,582
FT Cboe Vest U.S. Equity Buffer ETF - November                                    30,340,307      171,629,119
FT Cboe Vest U.S. Equity Deep Buffer ETF - November                                6,858,468       45,202,005
FT Cboe Vest U.S. Equity Buffer ETF - December                                     8,474,649      111,664,584
FT Cboe Vest U.S. Equity Deep Buffer ETF - December                                       --       56,519,503
FT Cboe Vest Buffered Allocation Defensive ETF                                   182,172,173       21,605,056
FT Cboe Vest Buffered Allocation Growth ETF                                      399,921,826      225,603,975


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by each Fund at
August 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT           RISK EXPOSURE           LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
FJAN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $197,942,485   written, at value            $  9,929,884

DJAN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           133,535,300   written, at value               1,415,028

FFEB
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           317,557,287   written, at value              16,685,723

DFEB
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           305,310,128   written, at value               4,310,968



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT           RISK EXPOSURE           LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
FMAR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $208,965,058   written, at value            $ 13,481,131

DMAR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           194,678,016   written, at value               3,367,592

FAPR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           298,232,126   written, at value              19,181,354

DAPR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           269,387,638   written, at value               5,815,150

FMAY
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           379,628,095   written, at value              18,958,375

DMAY
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           233,542,142   written, at value               9,447,665

FJUN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           314,492,006   written, at value              18,794,270

DJUN
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           190,647,750   written, at value              12,221,827

FJUL
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           232,565,369   written, at value              14,202,788

DJUL
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           164,230,199   written, at value               8,668,527

FAUG
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           343,022,955   written, at value              23,798,291

DAUG
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           161,225,775   written, at value               5,822,421

FSEP
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           127,752,437   written, at value               2,999,643

DSEP
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            98,611,769   written, at value                  21,641


                                                                        Page 139


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT           RISK EXPOSURE           LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
FOCT
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $151,444,347   written, at value            $  5,653,260

DOCT
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           123,714,651   written, at value                 226,386

FNOV
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           278,649,360   written, at value              18,911,240

DNOV
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           400,762,390   written, at value               2,471,285

FDEC
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           202,076,129   written, at value              13,037,517

DDEC
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           252,266,972   written, at value               2,062,434


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2022, on each Fund's derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


                                                                                  EQUITY RISK
                                               ----------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  FJAN          DJAN          FFEB          DFEB          FMAR          DMAR
-------------------------------------          ----------------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                 $  5,508,682  $  1,784,835  $  4,223,426  $ 14,037,255  $  3,473,746  $  2,748,712
   Written options contracts                      8,754,282     1,324,471    17,586,621     9,852,247     5,540,463     2,659,496

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                  (25,538,851)  (16,034,139)  (41,690,645)  (52,273,743)  (20,023,882)  (19,542,701)
   Written options contracts                      4,729,761     8,183,233     3,374,301    23,032,165     3,281,167     8,699,171



                                                                                  EQUITY RISK
                                               ----------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  FAPR          DAPR          FMAY          DMAY          FJUN          DJUN
-------------------------------------          ----------------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                 $ (4,558,768) $    (97,597) $ (8,712,822) $ (7,545,252) $ (8,860,775) $(10,960,490)
   Written options contracts                      9,209,937     6,378,108     8,117,489     5,654,356     6,178,630     4,992,505

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                  (20,037,199)  (16,773,593)  (11,481,800)   (8,366,209)    5,069,218     4,540,663
   Written options contracts                        890,175     7,471,848     8,459,289     5,391,117     3,224,853      (283,036)



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022


                                                                                  EQUITY RISK
                                               ----------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                 FJUL          DJUL          FAUG          DAUG          FSEP          DSEP
-------------------------------------          ----------------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                 $(10,006,476) $ (7,984,354) $(15,429,481) $(15,062,786) $  3,339,105  $  2,796,912
   Written options contracts                      8,398,152     3,925,950    15,744,198     7,480,592       165,251      (682,065)

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                   (1,816,722)   (1,893,470)  (13,861,593)   (7,920,087)  (14,351,091)  (11,460,158)
   Written options contracts                      1,539,907     1,484,938       282,934     2,797,291     7,705,807     5,240,592



                                                                                  EQUITY RISK
                                               ----------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                 FOCT          DOCT          FNOV          DNOV          FDEC          DDEC
-------------------------------------          ----------------------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                 $  8,913,068  $  8,291,553  $ 26,854,544  $ 21,177,469  $ 10,776,977  $ 10,150,986
   Written options contracts                       (785,657)   (2,297,821)  (11,610,320)  (14,210,201)     (307,850)   (5,740,608)

Net change in unrealized appreciation
  (depreciation) on:
   Purchased options contracts                  (24,008,573)  (21,694,531)  (44,522,769)  (43,056,874)  (25,688,391)  (23,405,351)
   Written options contracts                      7,329,975     9,386,756     9,318,978    22,768,382     1,777,650    11,788,682


The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and
Liabilities.

The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal year ended August 31,
2022, on each Fund's options contracts.


                                                   PREMIUMS FOR                          PREMIUMS FOR
                               PREMIUMS FOR         PURCHASED                           WRITTEN OPTIONS
                                PURCHASED       OPTIONS CONTRACTS     PREMIUMS FOR     CONTRACTS CLOSED,
                            OPTIONS CONTRACTS   CLOSED, EXERCISED    WRITTEN OPTIONS     EXERCISED AND
                                  OPENED           AND EXPIRED      CONTRACTS OPENED        EXPIRED
                            ----------------------------------------------------------------------------
           FJAN             $      497,487,780  $      410,715,244  $      36,094,702  $      31,986,897
           DJAN                    231,381,102         137,670,001         15,873,281         12,882,610
           FFEB                    597,655,323         509,895,482         31,467,579         25,969,890
           DFEB                    428,061,917         378,848,154         22,955,251         23,083,934
           FMAR                    409,870,553         269,022,790         21,699,992         11,026,843
           DMAR                    356,605,297         214,619,034         14,422,845          8,982,204
           FAPR                    573,225,415         395,933,612         26,550,143         13,724,370
           DAPR                    445,215,105         257,717,907         17,422,176         10,278,043
           FMAY                    690,184,580         417,086,600         31,059,502         10,691,741
           DMAY                    443,393,010         269,186,191         19,523,266          9,538,435
           FJUN                    495,404,084         306,351,834         26,652,757         12,918,849
           DJUN                    371,731,098         235,037,073         15,078,365          6,994,333
           FJUL                    461,462,621         358,558,200         23,663,396         15,885,399
           DJUL                    244,171,789         135,728,656         11,478,044          4,806,200
           FAUG                    768,299,452         575,311,278         34,203,569         20,047,153
           DAUG                    299,354,566         224,618,131         11,980,655          8,324,608
           FSEP                    218,514,202         124,644,272         13,218,633          9,526,385
           DSEP                    152,835,719          74,918,907          4,516,850          5,645,870
           FOCT                    317,288,421         220,800,542         20,254,946         15,955,930
           DOCT                    203,415,757         106,142,206         10,340,638          8,492,044
           FNOV                    547,761,215         386,274,385         43,207,219         33,650,556
           DNOV                    514,222,632         178,053,376         20,662,753         12,494,800
           FDEC                    407,684,942         257,149,038         27,771,960         19,567,387
           DDEC                    363,447,038         155,564,894         18,409,990         13,081,380


                                                                        Page 141


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023 for
FJAN, DJAN, FFEB, DFEB, FMAR, DMAR, FAPR, DAPR, FMAY, DMAY, FJUN, DJUN, FJUL,
DJUL, FAUG, DAUG, FSEP, DSEP, FOCT, DOCT, FNOV, DNOV, FDEC, and DDEC, and
October 25, 2023 for BUFT and BUFG.

8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:

As of September 19, 2022, the investment objective of the FT Cboe Vest U.S.
Equity Buffer ETF - September changed to include an upside cap of 23.41% (before fees, expenses and taxes) and 22.56% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September 19,
2022 to September 15, 2023.

As of September 19, 2022, the investment objective of the FT Cboe Vest U.S.
Equity Deep Buffer ETF - September changed to include an upside cap of 16.98%
(before fees, expenses and taxes) and 16.13% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September 19,
2022 to September 15, 2023.

As of October 24, 2022, the investment objective of the FT Cboe Vest U.S. Equity
Buffer ETF - October changed to include an upside cap of 27.12% (before fees, expenses and taxes) and 26.27% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee) and an Outcome Period of October 24, 2022 to October 20,
2023.

As of October 24, 2022, the investment objective of the FT Cboe Vest U.S. Equity
Deep Buffer ETF - October changed to include an upside cap of 19.20% (before fees, expenses and taxes) and 18.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of October 24, 2022 to October 20, 2023.

                                                                        Page 143


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of FT Cboe
Vest U.S. Equity Buffer ETF - January, FT Cboe Vest U.S. Equity Deep Buffer ETF
- January, FT Cboe Vest U.S. Equity Buffer ETF - February, FT Cboe Vest U.S.
Equity Deep Buffer ETF - February, FT Cboe Vest U.S. Equity Buffer ETF - March,
FT Cboe Vest U.S. Equity Deep Buffer ETF - March, FT Cboe Vest U.S. Equity
Buffer ETF - April, FT Cboe Vest U.S. Equity Deep Buffer ETF - April, FT Cboe
Vest U.S. Equity Buffer ETF - May, FT Cboe Vest U.S. Equity Deep Buffer ETF -
May, FT Cboe Vest U.S. Equity Buffer ETF - June, FT Cboe Vest U.S. Equity Deep
Buffer ETF - June, FT Cboe Vest U.S. Equity Buffer ETF - July, FT Cboe Vest U.S.
Equity Deep Buffer ETF - July, FT Cboe Vest U.S. Equity Buffer ETF - August, FT
Cboe Vest U.S. Equity Deep Buffer ETF - August, FT Cboe Vest U.S. Equity Buffer
ETF - September, FT Cboe Vest U.S. Equity Deep Buffer ETF - September, FT Cboe
Vest U.S. Equity Buffer ETF - October, FT Cboe Vest U.S. Equity Deep Buffer ETF
- October, FT Cboe Vest U.S. Equity Buffer ETF - November, FT Cboe Vest U.S.
Equity Deep Buffer ETF - November, FT Cboe Vest U.S. Equity Buffer ETF -
December, FT Cboe Vest U.S. Equity Deep Buffer ETF - December, FT Cboe Vest
Buffered Allocation Defensive ETF, and FT Cboe Vest Buffered Allocation Growth
ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2022, and the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of
August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.


---------------------------------------------------------------------------------------------------------------------------------
       INDIVIDUAL FUNDS              STATEMENTS OF            STATEMENTS OF                           FINANCIAL
     INCLUDED IN THE TRUST             OPERATIONS         CHANGES IN NET ASSETS                       HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the year ended August 31, 2022 and for the period from
   ETF - January                   August 31, 2022       January 15, 2021 (commencement of operations) through
                                                         August 31, 2021
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - January
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the years ended         For the year ended August 31,
   ETF - February                  August 31, 2022       August 31, 2022 and 2021    2022 and 2021, and for the period
                                                                                     from February 21, 2020
FT Cboe Vest U.S. Equity Deep                                                        (commencement of operations)
   Buffer ETF - February                                                             through August 31, 2020
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the year ended August 31, 2022 and for the period from
   ETF - March                     August 31, 2022       March 19, 2021 (commencement of operations) through
                                                         August 31, 2021
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - March
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the year ended August 31, 2022 and for the period from
   ETF - April                     August 31, 2022       April 16, 2021 (commencement of operations) through
                                                         August 31, 2021
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - April
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the years ended         For the year ended August 31,
   ETF - May                       August 31, 2022       August 31, 2022 and 2021    2022 and 2021, and for the period
                                                                                     from May 15, 2020
FT Cboe Vest U.S. Equity Deep                                                        (commencement of operations)
   Buffer ETF - May                                                                  through August 31, 2020
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the years ended         For the year ended August 31,
   ETF - June                      August 31, 2022       August 31, 2022 and 2021    2022 and 2021, and for the period
                                                                                     from June 19, 2020
FT Cboe Vest U.S. Equity Deep                                                        (commencement of operations)
   Buffer ETF - June                                                                 through August 31, 2020
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
       INDIVIDUAL FUNDS              STATEMENTS OF            STATEMENTS OF                           FINANCIAL
     INCLUDED IN THE TRUST             OPERATIONS         CHANGES IN NET ASSETS                       HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the years ended         For the years ended August 31,
   ETF - July                      August 31, 2022       August 31, 2022 and 2021    2022 and 2021, and for the period
                                                                                     from July 17, 2020
FT Cboe Vest U.S. Equity Deep                                                        (commencement of operations)
   Buffer ETF - July                                                                 through August 31, 2020
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the years ended         For the year ended August 31,
   ETF - August                    August 31, 2022       August 31, 2022 and 2021    2022 and 2021, and for the period
                                                                                     from November 6, 2019
FT Cboe Vest U.S. Equity Deep                                                        (commencement of operations)
   Buffer ETF - August                                                               through August 31, 2020
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the year ended August 31, 2022, and for the period from
   ETF - September                 August 31, 2022       September 18, 2020 (commencement of operations) through
                                                         August 31, 2021
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - September
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the year ended August 31, 2022, and for the period from
   ETF - October                   August 31, 2022       October 16, 2020 (commencement of operations) through
                                                         August 31, 2021
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - October
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the years ended         For the year ended August 31,
   ETF - November                  August 31, 2022       August 31, 2022 and 2021    2022 and 2021, and for the period
                                                                                     from November 15, 2019
FT Cboe Vest U.S. Equity Deep                                                        (commencement of operations)
   Buffer ETF - November                                                             through August 31, 2020
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Buffer    For the year ended    For the year ended August 31, 2022, and for the period from
   ETF - December                  August 31, 2022       December 18, 2020 (commencement of operations) through
                                                         August 31, 2021
FT Cboe Vest U.S. Equity Deep
   Buffer ETF - December
---------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest Buffered              For the period from October 26, 2021 (commencement of operations) through
   Allocation Defensive ETF        August 31, 2022

FT Cboe Vest Buffered
   Allocation Growth ETF
---------------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

                                                                        Page 145


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 24, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

                                                                        Page 147


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of the Fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the
Fund's shares and result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

                                   DISCLAIMER

The funds are not sponsored, endorsed, sold or promoted by SPDR(R) S&P 500(R)
ETF Trust, PDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR(R) S&P 500(R) ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the FLEX Options.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                                                        Page 149


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT
                   AND INVESTMENT SUB-ADVISORY AGREEMENT FOR

             FT CBOE VEST U.S. EQUITY BUFFER ETF - JANUARY FT CBOE
                   VEST U.S. EQUITY DEEP BUFFER ETF - JANUARY

             FT CBOE VEST U.S. EQUITY BUFFER ETF - FEBRUARY FT CBOE
                  VEST U.S. EQUITY DEEP BUFFER ETF - FEBRUARY

              FT CBOE VEST U.S. EQUITY BUFFER ETF - MARCH FT CBOE
                    VEST U.S. EQUITY DEEP BUFFER ETF - MARCH

              FT CBOE VEST U.S. EQUITY BUFFER ETF - APRIL FT CBOE
                    VEST U.S. EQUITY DEEP BUFFER ETF - APRIL

             FT CBOE VEST U.S. EQUITY BUFFER ETF - MAY FT CBOE VEST
                       U.S. EQUITY DEEP BUFFER ETF - MAY

            FT CBOE VEST U.S. EQUITY BUFFER ETF - JUNE FT CBOE VEST
                       U.S. EQUITY DEEP BUFFER ETF - JUNE

            FT CBOE VEST U.S. EQUITY BUFFER ETF - JULY FT CBOE VEST
                       U.S. EQUITY DEEP BUFFER ETF - JULY

              FT CBOE VEST U.S. EQUITY BUFFER ETF - AUGUST FT CBOE
                   VEST U.S. EQUITY DEEP BUFFER ETF - AUGUST

            FT CBOE VEST U.S. EQUITY BUFFER ETF - SEPTEMBER FT CBOE
                  VEST U.S. EQUITY DEEP BUFFER ETF - SEPTEMBER

             FT CBOE VEST U.S. EQUITY BUFFER ETF - OCTOBER FT CBOE
                   VEST U.S. EQUITY DEEP BUFFER ETF - OCTOBER

             FT CBOE VEST U.S. EQUITY BUFFER ETF - NOVEMBER FT CBOE
                  VEST U.S. EQUITY DEEP BUFFER ETF - NOVEMBER

             FT CBOE VEST U.S. EQUITY BUFFER ETF - DECEMBER FT CBOE
                  VEST U.S. EQUITY DEEP BUFFER ETF - DECEMBER

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the
"Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, the Advisor and Cboe Vest Financial LLC (the
"Sub-Advisor") on behalf of the following twenty-four series of the Trust (each a "Fund" and collectively, the "Funds"):

        FT Cboe Vest U.S. Equity Buffer ETF - January (FJAN)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - January (DJAN)
        FT Cboe Vest U.S. Equity BufferETF - February (FFEB)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - February (DFEB)
        FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)
        FT Cboe Vest U.S. Equity Buffer ETF - April (FAPR)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - April (DAPR)
        FT Cboe Vest U.S. Equity Buffer ETF - May (FMAY)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - May (DMAY)
        FT Cboe Vest U.S. Equity Buffer ETF - June (FJUN)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - June (DJUN)
        FT Cboe Vest U.S. Equity Buffer ETF - July (FJUL)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - July (DJUL)
        FT Cboe Vest U.S. Equity Buffer ETF - August (FAUG)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - August (DAUG)
        FT Cboe Vest U.S. Equity Buffer ETF - September (FSEP)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - September (DSEP)
        FT Cboe Vest U.S. Equity Buffer ETF - October (FOCT)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - October (DOCT)
        FT Cboe Vest U.S. Equity Buffer ETF - November (FNOV)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - November (DNOV)
        FT Cboe Vest U.S. Equity Buffer ETF - December (FDEC)
        FT Cboe Vest U.S. Equity Deep Buffer ETF - December (DDEC)


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including, for each of FFEB, DFEB, FMAY, DMAY, FJUN, DJUN, FJUL, DJUL, FAUG,
DAUG, FSEP, DSEP, FOCT, DOCT, FNOV, DNOV, FDEC and DDEC, comparisons of each
Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the
"Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P.
("FTP") and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the
Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. In addition to the written materials provided by the Sub-Advisor, at the June 12-13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the
Sub-Advisor's day-to-day management of the Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

                                                                        Page 151


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The Board considered the unitary fee rate payable by each Fund under the
Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First
Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing the performance of each of
FFEB, DFEB, FMAY, DMAY, FJUN, DJUN, FJUL, DJUL, FAUG, DAUG, FSEP, DSEP, FOCT,
DOCT, FNOV, DNOV, FDEC and DDEC for the one-year period ended December 31, 2021 to the performance of the funds in the Fund's respective Performance Universe and a benchmark index. Because each of FJAN, DJAN, FMAR, DMAR, FAPR and DAPR commenced operations in 2021 and therefore has a limited performance history, comparative performance information for the Fund was not reviewed. The Board noted that the Funds are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR(R) S&P 500 ETF(R) Trust ("SPY"), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY. The Board considered information provided by the
Sub-Advisor on each of FJAN's, DJAN's, FFEB's, DFEB's, FMAR's, DMAR's, FMAY's,
DMAY's, FJUN's, DJUN's, FJUL's, DJUL's, FAUG's, DAUG's, FSEP's, DSEP's, FOCT's,
DOCT's, FNOV's,7 DNOV's, FDEC's and DDEC's performance during its respective target outcome period that ended between April 1, 2021 and March 31, 2022 and noted that each Fund delivered on its target outcome objective. The initial target outcome period for FAPR and DAPR ended after March 31, 2022.

On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of FFEB,
DFEB, FMAY, DMAY, FJUN, DJUN, FJUL, DJUL, FAUG, DAUG, FSEP, DSEP, FOCT, DOCT,
FNOV, DNOV, FDEC and DDEC for the twelve months ended December 31, 2021 and to each of FJAN, DJAN, FMAR, DMAR, FAPR and DAPR for the period from inception through December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2021.
The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor's parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The Board considered the Sub-Advisor's statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor's statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor's statements that it is the Sub-Advisor's policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board concluded that the character and amount of potential indirect benefits to the
Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund, including the Fund, that is required under the
Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                        Page 153


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                        Page 155


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        FT Cboe Vest International Equity Buffer ETF - March (YMAR)

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - March (QMAR)

        FT Cboe Vest International Equity Buffer ETF - June (YJUN)

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - June (QJUN)

        FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)

        FT Cboe Vest International Equity Buffer ETF - September (YSEP)

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - September (QSPT)

        FT Cboe Vest International Equity Buffer ETF - December (YDEC)

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - December (QDEC)

        FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2022

Shareholder Letter...........................................................  2
Fund Performance Overview

   FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC).. 12

Portfolio of Investments

   FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC).. 38


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2022. Please note that some of the Funds were incepted after September 1, 2021, the start of the reporting period, so information in this letter and the report prior to those inception dates will not apply to all Funds.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)

The investment objective of the FT Cboe Vest International Equity Buffer ETF -
March (the "Fund") is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the "Underlying ETF"), up to a
predetermined upside cap of 20.70% (before fees and expenses) and 19.80% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer (before fees and expenses) against the first 10% of
Underlying ETF losses, over the period from March 21, 2022 to March 17, 2023
(the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options")
that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"YMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (3/19/21)         (3/19/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                        -15.00%        -7.17%           -10.24%
Market Price                                                               -15.06%        -7.31%           -10.44%

INDEX PERFORMANCE
MSCI EAFE Index - Price Return                                             -21.89%       -12.42%           -17.52%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      MARCH 19, 2021 - AUGUST 31, 2022

            FT Cboe Vest International         Nasdaq 100 Stock
            Equity Buffer ETF - March        Index - Price Return
3/19/21              $10,000                       $10,000
8/31/21               10,559                        10,560
2/28/22                9,900                         9,766
8/31/22                8,976                         8,248


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to March 21, 2022, the Fund's investment objective included an upside cap of 14.18% (before fees, expenses and taxes) and 13.29% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of March 22, 2021 to March 18, 2022.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

The investment objective of the FT Cboe Vest Nasdaq-100(R) Buffer ETF - March
(the "Fund") is to seek to provide investors with returns that match the price return of the Invesco QQQ Trust(SM), Series 1 (the "Underlying ETF"), up to a
predetermined upside cap of 17.25% (before fees and expenses) and 16.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer (before fees, expenses and taxes) against the first 10% of
Underlying ETF losses, over the period from March 21, 2022 to March 17, 2023
(the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options")
that reference the price performance of the Underlying ETF. Subsequent Outcome
Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX
Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"QMAR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (3/19/21)         (3/19/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                         -8.69%         0.86%            1.25%
Market Price                                                                -8.96%         0.62%            0.90%

INDEX PERFORMANCE
Nasdaq-100 Index(R) - Price Return                                         -21.24%        -3.21%           -4.62%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       MARCH 19, 2021 - AUGUST 31, 2022

            FT Cboe Vest Nasdaq-100(R)       Nasdaq-100 Index(R) -
                Buffer ETF - March               Price Return
3/19/21              $10,000                        $10,000
8/31/21               11,088                         12,110
2/28/22               10,958                         11,065
8/31/22               10,125                          9,538


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to March 21, 2022, the Fund's investment objective included an upside cap of 15.51% (before fees, expenses and taxes) and 14.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of March 22, 2021 to March 18, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)

The investment objective of the FT Cboe Vest International Equity Buffer ETF -
June (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the iShares MSCI EAFE ETF
(the "Underlying ETF"), up to a predetermined upside cap of 24.20% (before fees, expenses and taxes) and 23.31% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June
21, 2022 to June 16, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "YJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (6/18/21)         (6/18/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                        -14.68%       -10.58%           -12.58%
Market Price                                                               -14.22%       -10.62%           -12.63%

INDEX PERFORMANCE
MSCI EAFE Index - Price Return                                             -21.89%       -17.17%           -20.27%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JUNE 18, 2021 - AUGUST 31, 2022

            FT Cboe Vest International        MSCI EAFEE Index -
             Equity Buffer ETF - June            Price Return
6/16/21              $10,000                       $10,000
8/31/21               10,246                        10,207
2/28/22                9,664                         9,439
8/31/22                8,742                         7,973


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to June 21, 2022, the Fund's investment objective included an upside cap of 11.81% (before fees, expenses and taxes) and 10.91% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of June 21, 2021 to June 17, 2022.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

The investment objective of the FT Cboe Vest Nasdaq-100(R) Buffer ETF - June
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ Trust(SM), Series 1
(the "Underlying ETF"), up to a predetermined upside cap of 25.19% (before fees, expenses and taxes) and 24.30% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from June
21, 2022 to June 16, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in FLexible
EXchange(R) Options ("FLEX Options") that reference the price performance of the
Underlying ETF. Subsequent Outcome Periods will begin on the day the prior
Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period.
The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "QJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (6/18/21)         (6/18/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                        -10.35%        -4.54%            -5.44%
Market Price                                                               -10.41%        -4.67%            -5.59%

INDEX PERFORMANCE
Nasdaq-100 Index(R) - Price Return                                         -21.24%       -10.64%           -12.65%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JUNE 18, 2021 - AUGUST 31, 2022

            FT Cboe Vest Growth-100(R)       Nasdaq-100 Index(R) -
                Buffer ETF - June                Price Return
6/18/21              $10,000                        $10,000
8/31/21               10,549                         11,091
2/28/22               10,211                         10,134
8/31/22                9,456                          8,735


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to June 21, 2022, the Fund's investment objective included an upside cap of 13.00% (before fees, expenses and taxes) and 12.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of June 21, 2021 to June 17, 2022.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)

The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate
Buffer ETF - June (the "Fund") is to seek to provide investors with returns approximately twice any positive price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 14.80% (before fees, expenses and taxes) and 13.95% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer (before fees, expenses and taxes) against the first 15% of Underlying ETF losses, over the period from June 21, 2022 to June 16, 2023 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "XJUN."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (7/12/21)         (7/12/21)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                          0.66%         1.74%            1.99%
Market Price                                                                 0.77%         1.63%            1.85%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                            -12.55%        -8.67%           -9.80%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JULY 12, 2021 - AUGUST 31, 2022

             FT Cboe Vest U.S. Equity
            Enhance & Moderate Buffer         S&P 500(R) Index -
                    ETF - June                   Price Return
7/12/21              $10,000                       $10,000
8/31/21               10,131                        10,315
2/28/22               10,098                         9,976
8/31/22               10,199                         9,020


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to June 21, 2022, the Fund's investment objective included an upside cap of 6.16% (before fees, expenses and taxes) and 5.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
      Outcome Period of June 13, 2021 to June 17, 2022.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - SEPTEMBER (YSEP)

The investment objective of the FT Cboe Vest International Equity Buffer ETF -
September (the "Fund") is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the "Underlying ETF"), up to a
predetermined upside cap of 12.93% (before fees, expenses and taxes) and 12.03%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of
Underlying ETF losses, over the period from September 20, 2021 through September
16, 2022 (the "Outcome Period"). Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX
Options") that reference the price performance of the Underlying ETF. Subsequent
Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of
FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. An investor that purchases
Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience result that are very different from the target outcomes sought by the Fund for that Outcome Period.
The Fund is classified as non-diversified under the Investment Company Act of
1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX
Exchange, Inc., under the ticker symbol "YSEP."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (9/17/21)
                                                                                                         to 8/31/22
FUND PERFORMANCE
NAV                                                                                                        -13.93%
Market Price                                                                                               -14.13%

INDEX PERFORMANCE
MSCI EAFE Index - Price Return                                                                             -21.63%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    SEPTEMBER 17, 2021 - AUGUST 31, 2022

             FT Cboe Vest International       MSCI EAFE Index -
            Equity Buffer ETF - September        Price Return
9/17/21                $10,000                     $10,000
2/28/22                  9,509                       9,279
8/31/22                  8,607                       7,837


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - SEPTEMBER (QSPT)

The investment objective of the FT Cboe Vest Nasdaq-100(R) Buffer ETF -
September (the "Fund") is to seek to provide investors with returns that match the price return of the Invesco QQQ Trust(SM), Series 1 (the "Underlying ETF"),
up to a predetermined upside cap of 13.65% (before fees, expenses and taxes) and
12.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes)
of Underlying ETF losses, over the period from September 20, 2021 through
September 16, 2022 (the "Outcome Period"). Under normal market conditions, the
Fund will invest substantially all of its assets in FLexible EXchange(R) Options
("FLEX Options") that reference the price performance of the Underlying ETF.
Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period.
On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period.
This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome
Period and/or sells Fund shares prior to the end of an Outcome Period may experience result that are very different from the target outcomes sought by the
Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol
"QSPT."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                          (9/17/21)
                                                                                                         to 8/31/22
FUND PERFORMANCE
NAV                                                                                                        -10.75%
Market Price                                                                                               -10.70%

INDEX PERFORMANCE
Nasdaq-100 Index(R) - Price Return                                                                         -19.97%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     SEPTEMBER 17, 2021 - AUGUST 31, 2022

            FT Cboe Vest Nasdaq-100(R)       Nasdaq-100 Index(R) -
              Buffer ETF - September             Price Return
9/17/21              $10,000                        $10,000
2/28/22                9,648                          9,285
8/31/22                8,925                          8,003


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)

The investment objective of the FT Cboe Vest International Equity Buffer ETF -
December (the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the iShares MSCI EAFE ETF
(the "Underlying ETF"), up to a predetermined upside cap of 10.75% (before fees, expenses and taxes) and 9.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
December 20, 2021 to December 16, 2022 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "YDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (12/18/20)       (12/18/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                        -14.74%        -4.25%            -7.13%
Market Price                                                               -14.80%        -4.37%            -7.33%

INDEX PERFORMANCE
MSCI EAFE Index - Price Return                                             -21.89%        -8.27%           -13.66%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     DECEMBER 18, 2020 - AUGUST 31, 2022

             FT Cboe Vest International       MSCI EAFE Index -
            Equity Buffer ETF - December         Price Return
12/18/20              $10,000                      $10,000
2/28/21                10,184                       10,175
8/31/21                10,892                       11,055
2/28/22                10,134                       10,224
8/31/22                 9,287                        8,634


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to December 20, 2021, the Fund's investment objective included an upside cap of 13.79% (before fees, expenses and taxes) and 12.89% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of December 21, 2020 to December 17, 2021.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

The investment objective of the FT Cboe Vest Nasdaq-100(R) Buffer ETF - December
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ Trust(SM), Series 1
(the "Underlying ETF"), up to a predetermined upside cap of 15.89% (before fees, expenses and taxes) and 14.99% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of Underlying ETF losses, over the period from
December 20, 2021 to December 16, 2022 (the "Outcome Period").* Under normal market conditions, the Fund will invest substantially all of its assets in
FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that
Outcome Period. The Fund is classified as non-diversified under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "QDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                           1 Year       Inception         Inception
                                                                            Ended       (12/18/20)       (12/18/20)
                                                                           8/31/22      to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                        -11.79%         0.18%            0.30%
Market Price                                                               -11.68%         0.15%            0.25%

INDEX PERFORMANCE
Nasdaq-100 Index(R) - Price Return                                         -21.24%        -2.17%           -3.66%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     DECEMBER 18, 2020 - AUGUST 31, 2022

            FT Cboe Vest Nasdaq-100(R)       Nasdaq-100 Index(R) -
              Buffer ETF - December              Price Return
12/18/20             $10,000                        $10,000
2/28/21               10,111                         10,134
8/31/21               11,371                         12,233
2/28/22               10,978                         11,177
8/31/22               10,030                          9,634


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

-----------------------------
*     Prior to December 20, 2021, the Fund's investment objective included an upside cap of 17.04% (before fees, expenses and taxes) and 16.14% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of December 21, 2020 to December 17, 2021.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - DECEMBER (XDEC)

The investment objective of the FT Cboe Vest U.S. Equity Enhance & Moderate
Buffer ETF - December (the "Fund") is to seek to provide investors with returns of approximately twice any positive price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying ETF"), up to a predetermined upside cap of 8.58% (before fees, expenses and taxes) and 7.73% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 15% (before fees, expenses and taxes) of Underlying ETF losses, over the period from December 20, 2021 through December 16, 2022 (the "Outcome Period").
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. Subsequent Outcome Periods will begin on the day the prior Outcome Period ends and will end on the approximate one-year anniversary of that new Outcome Period. On the first day of each new Outcome
Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome Period based upon prevailing market conditions at the beginning of each Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience result that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange,
Inc., under the ticker symbol "XDEC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                          Inception
                                                                                                         (12/17/21)
                                                                                                         to 8/31/22
FUND PERFORMANCE
NAV                                                                                                         -4.98%
Market Price                                                                                                -5.01%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                                                            -14.41%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 13.)


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     DECEMBER 17, 2021 - AUGUST 31, 2022

             FT Cboe Vest U.S. Equity
                Enhance & Moderate            S&P 500(R) Index -
              Buffer ETF - December              Price Return
12/17/21             $10,000                       $10,000
2/28/22                9,839                         9,466
8/31/22                9,502                         8,559


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of each
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                         Page 13


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to FT Cboe Vest International Equity Buffer ETF - March ("YMAR"), FT
Cboe Vest Nasdaq-100(R) Buffer ETF - March ("QMAR"), FT Cboe Vest International
Equity Buffer ETF - June ("YJUN"), FT Cboe Vest Nasdaq-100(R) Buffer ETF - June
("QJUN"), FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June
("XJUN"), FT Cboe Vest International Equity Buffer ETF - September ("YSEP"), FT
Cboe Vest Nasdaq-100(R) Buffer ETF - September ("QSPT"), FT Cboe Vest
International Equity Buffer ETF - December ("YDEC"), FT Cboe Vest Nasdaq-100(R)
Buffer ETF - December ("QDEC"), and FT Cboe Vest U.S. Equity Enhance & Moderate
Buffer ETF - December ("XDEC") (each a "Fund" and collectively, the "Funds").
First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240,
McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately $8.6 billion under management or committed to management as of August 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST

HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

MARKET RECAP

Each of the monthly FT Cboe Vest Funds has an investment objective that seeks to provide investors with returns (before fees, expenses, and taxes) that match those of a specified reference exchange-traded fund ("ETF"), either the SPDR(R)
S&P 500(R) ETF Trust, the Invesco QQQ Trust(SM), Series 1, or the iShares MSCI
EAFE ETF (the "Underlying ETF" or "Reference ETF"), up to a predetermined upside cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against a specific level (before fees, expenses and taxes) of losses in the Reference ETF, over a specified time period.

During the 12-month period ended August 31, 2022, stock markets dropped significantly as inflation surged and U.S. gross domestic product ("GDP") fell for two consecutive quarters.

The S&P 500(R) Index, the well-known measure of U.S. large-cap stocks, ended the period down 11.23%. Mid- and small-capitalization stocks, as measured by the S&P
MidCap 400(R) Index and the Russell 2000(R) Small Cap Index, fell as well, losing 10.37% and 17.88%, respectively, during the same period. The Nasdaq-100
Index(R), a tech-heavy market measure, lost 20.63% during the same period.
International markets were hit even harder than the U.S., with broad foreign market indices such as MSCI EAFE Index and MSCI Emerging Markets Index declining by 19.80% and 21.80%, respectively, during the same period.

Within the S&P 500(R) Index during the 12-month period ended August 31, 2022, the market continued to see dramatic variations in returns across the major sectors of the economy. The Energy sector soared, gaining 75.77%, and outpacing all other sectors by a wide margin during the period. The only other sector to post a positive return for the same period was the Consumer Staples sector, which gained 4.08%. On the downside, the worst performing sectors for the same period were the Telecommunications sector (-35.19%), the Consumer Discretionary sector (-16.16%), and Information Technology sector (-14.35%).

U.S. economic data all pointed to a slowing economy. GDP growth in the most recent four quarterly reports (the third quarter 2021 through the second quarter
2022) saw seasonally adjusted annualized rates of +2.3%, +6.9%, -1.6%, and
-0.6%, sequentially. These two most recent reports thus meet the traditional definition of a recession, which is two consecutive quarterly declines in GDP. A current Bloomberg survey of economists shows a consensus projection of 1.0% GDP growth for all of 2023 (versus 2022).


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

The U.S. unemployment rate began the 12-month period ended August 31, 2022 at
5.2% (for August 2021) and quickly dropped below 4%, where it remained for most of the period. The most recent report showed a small uptick and the rate now sits at 3.7% (for August 2022).

U.S inflation levels continued to post concerningly high levels. The most recent
(July 2022) Consumer Price Index report shows year-over-year inflation running at an 8.5% rate, up from 5.4% reported twelve months earlier. One component of the economy that continued to overheat was the housing market. Housing prices in the U.S. increased by 18.0% over the last twelve months, according to the most recent (June 2022) S&P Case-Shiller U.S. National Home Price Index. This was on
top of an 18.1% increase in the prior 12 months, compounding to make for a stunning 24-month increase in home prices of 39.3%.

Persistently higher inflation forced the Federal Reserve (the "Fed") to increase short term rates at a much more rapid pace than the market had expected at the beginning of the 12-month period ended August 31, 2022. The Fed has a stated
target of 2% inflation. The Fed began their rate hike cycle in January 2022, and, as of this writing, the Fed has increased the Federal Funds target rate by
2.25%. The Fed began the period with the range being 0% to 0.25% and ended the period with the range being 2.25% to 2.50%. Market participants are factoring in additional rate hikes by the Fed by the end of 2022.

MARKET AND FUND OUTLOOK

Over the 12-month period ended August 31, 2022, implied volatilities in U.S.
equity markets averaged about 28.5%, according to the Cboe S&P 500(R) 1-Year
Volatility Index. This index is derived from option prices and estimates the market's expectation of S&P 500(R) Index volatility for the next twelve months.
As of the end of the same period, the index stands at 29.3%. For comparison purposes, the historical volatility of the S&P 500(R) Index since its inception in 1957 has been about 15.7%. We anticipate that implied volatilities will decline over the coming year. Buffer strategies, such as those used in the FT
Cboe Vest Funds, generally benefit from declining implied volatilities.

While most fixed income securities have seen their nominal yields increase during the 12-month period ended August 31, 2022, many still have negative real yields (i.e., nominal yield less the inflation rate). This continues to bode poorly for future fixed income returns. For this reason, many market analysts are claiming the traditional "60/40 stock/bond allocation" strategy is dead.
Investors are looking to reallocate away from fixed income investments.

The FT Cboe Vest Funds are an alternative that these investors should consider.
The FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY, QQQ, or EFA), while limiting the investor's participation in larger upside moves in the Reference
ETF. In the current negative real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed income investments.

PERFORMANCE ANALYSIS

The following table provides information pertaining to recent caps and performance for the 12-month period ended August 31, 2022 for each Fund, as well as an attribution analysis that estimates the impact of various factors on each
Fund's performance.

Each Fund's cap is reset at the Fund's annual reset date. The table shows the caps that were in effect both at the beginning of the period and after the annual reset date that occurred within the period. Both of these caps are shown pre and post expenses. Funds that were launched within the period do not yet have new caps, as they have not yet reached their first annual reset date.

Each Fund's performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF's dividends, interest rates, implied volatility, and time to option expiration.
Generally, changes in the level of the Reference ETF is the primary factor, but the other factors can also contribute significantly to Fund performance.
Additionally, expenses will impact Fund performance.

                                                                         Page 15


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

The impact from these factors for the period are shown in the table under
"Estimated Performance Attribution."


-------------------------------------------------------------------------------------------------------------------------------
FUND TICKER                                            YMAR       QMAR       YJUN        QJUN       XJUN       YSEP       QSPT
-------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio                                    0.90%      0.90%      0.90%       0.90%      0.85%      0.90%      0.90%
Reporting Period Start Date                          8/31/21    8/31/21    8/31/21     8/31/21    8/31/21    9/17/21    9/17/21
Reporting Period End Date                            8/31/22    8/31/22    8/31/22     8/31/22    8/31/22    8/31/22    8/31/22

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)               14.18%     15.51%     11.81%      13.00%      6.16%       N/A        N/A
Cap Prior to Annual Reset (post-expenses)              13.29%     14.61%     10.91%      12.10%      5.37%       N/A        N/A
Reset Date (prior to 8/31/22)                        3/18/22    3/18/22    6/17/22     6/17/22    6/17/22        N/A        N/A
New Cap on Annual Reset Date (pre-expenses)            20.70%     17.25%     24.20%      25.19%     14.80%     12.93%     13.65%
New Cap on Annual Reset Date (post-expenses)           19.80%     16.35%     23.31%      24.30%     13.95%     12.03%     12.75%

PERFORMANCE (LATER OF 8/31/21 OR INCEPTION DATE, TO 8/31/22):
Fund Performance (using NAVs)                         -15.00%     -8.69%    -14.68%     -10.35%      0.66%    -13.93%    -10.75%
Fund Performance (using Market Price)                 -15.06%     -8.96%    -14.22%     -10.41%      0.77%    -14.13%    -10.70%
Reference Asset Price Return                          -23.49%    -21.23%    -23.49%     -21.23%    -12.49%    -23.35%    -19.94%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                      -15.58%    -11.09%    -15.14%     -10.82%     -4.38%    -17.13%    -13.47%
   b) Changes in other Variables*                       1.48%      3.31%      1.36%       1.37%      5.89%      4.06%      3.58%
   c) Expenses (pro-rated annual expense ratio)        -0.90%     -0.90%     -0.90%      -0.90%     -0.85%     -0.86%     -0.86%
Attribution TOTAL                                     -15.00%     -8.69%    -14.68%     -10.35%      0.66%    -13.93%    -10.75%


* Includes changes in a) Reference Asset's dividends, b) interest rates, c)
implied volatility, and d) time to option expiration.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)


----------------------------------------------------------------------------------
FUND TICKER                                            YDEC       QDEC       XDEC
----------------------------------------------------------------------------------
Annual Expense Ratio                                    0.90%      0.90%      0.85%
Reporting Period Start Date                          8/31/21    8/31/21   12/17/21
Reporting Period End Date                            8/31/22    8/31/22    8/31/22

CAP INFORMATION:
Cap Prior to Annual Reset (pre-expenses)               13.79%     17.04%       N/A
Cap Prior to Annual Reset (post-expenses)              12.89%     16.14%       N/A
Reset Date (prior to 8/31/22)                       12/17/21   12/17/21        N/A
New Cap on Annual Reset Date (pre-expenses)            10.75%     15.89%      8.58%
New Cap on Annual Reset Date (post-expenses)            9.85%     14.99%      7.73%

PERFORMANCE (LATER OF 8/31/21 OR INCEPTION DATE, TO 8/31/22):
Fund Performance (using NAVs)                         -14.74%    -11.79%     -4.98%
Fund Performance (using Market Price)                 -14.80%    -11.68%     -5.01%
Reference Asset Price Return                          -23.49%    -21.23%    -14.07%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to:
   a) Changes in Reference Asset                      -15.82%    -12.69%     -7.17%
   b) Changes in other Variables*                       1.99%      1.80%      2.79%
   c) Expenses (pro-rated annual expense ratio)        -0.90%     -0.90%     -0.60%
Attribution TOTAL                                     -14.74%    -11.79%     -4.98%


* Includes changes in a) Reference Asset's dividends, b) interest rates, c)
implied volatility, and d) time to option expiration.

                                                                         Page 17


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of FT Cboe Vest International Equity Buffer ETF - March, FT
Cboe Vest Nasdaq-100(R) Buffer ETF - March, FT Cboe Vest International Equity
Buffer ETF - June, FT Cboe Vest Nasdaq-100(R) Buffer ETF - June, FT Cboe Vest
U.S. Equity Enhance & Moderate Buffer ETF - June, FT Cboe Vest International
Equity Buffer ETF - September, FT Cboe Vest Nasdaq-100(R) Buffer ETF -
September, FT Cboe Vest International Equity Buffer ETF - December, FT Cboe Vest
Nasdaq-100(R) Buffer ETF - December or FT Cboe Vest U.S. Equity Enhance &
Moderate Buffer ETF - December (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH          SIX-MONTH
                                                   MARCH 1, 2022      AUGUST 31, 2022         PERIOD           PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)
Actual                                               $1,000.00           $  906.70             0.90%              $4.33
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)
Actual                                               $1,000.00           $  924.00             0.90%              $4.36
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)
Actual                                               $1,000.00           $  904.60             0.90%              $4.32
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)
Actual                                               $1,000.00           $  926.10             0.90%              $4.37
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)
Actual                                               $1,000.00           $1,010.00             0.85%              $4.31
Hypothetical (5% return before expenses)             $1,000.00           $1,020.92             0.85%              $4.33



FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
AUGUST 31, 2022 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH          SIX-MONTH
                                                   MARCH 1, 2022      AUGUST 31, 2022         PERIOD           PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - SEPTEMBER (YSEP)
Actual                                               $1,000.00           $  905.20             0.90%              $4.32
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - SEPTEMBER (QSPT)
Actual                                               $1,000.00           $  925.10             0.90%              $4.37
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)
Actual                                               $1,000.00           $  916.40             0.90%              $4.35
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)
Actual                                               $1,000.00           $  913.70             0.90%              $4.34
Hypothetical (5% return before expenses)             $1,000.00           $1,020.67             0.90%              $4.58

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - DECEMBER (XDEC)
Actual                                               $1,000.00           $  965.80             0.85%              $4.21
Hypothetical (5% return before expenses)             $1,000.00           $1,020.92             0.85%              $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                         Page 19


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.0%

       392,904  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      392,904
                (Cost $392,904)                                                                                  --------------

                TOTAL INVESTMENTS -- 1.0%......................................................................         392,904
                (Cost $392,904)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 108.1%

CALL OPTIONS PURCHASED -- 90.4%
         5,658  iShares MSCI EAFE ETF..............................   $  34,909,860   $      0.74    03/17/23        34,112,352
                (Cost $40,299,916)                                                                               --------------

PUT OPTIONS PURCHASED -- 17.7%
         5,658  iShares MSCI EAFE ETF..............................      34,909,860         73.77    03/17/23         6,673,414
                (Cost $3,648,275)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      40,785,766
                (Cost $43,948,191)                                                                               --------------

WRITTEN OPTIONS -- (9.0)%

CALL OPTIONS WRITTEN -- (0.0)%
        (5,658) iShares MSCI EAFE ETF..............................     (34,909,860)        89.04    03/17/23           (20,669)
                (Premiums received $592,650)                                                                     --------------

PUT OPTIONS WRITTEN -- (9.0)%
        (5,658) iShares MSCI EAFE ETF..............................     (34,909,860)        66.39    03/17/23        (3,398,445)
                (Premiums received $1,837,434)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (3,419,114)
                (Premiums received $2,430,084)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (29,072)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   37,730,484
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        1.0%
Purchased Options                                       108.1
Written Options                                          (9.0)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 20                 See Notes to Financial Statements


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      392,904    $      392,904    $           --    $           --
Call Options Purchased...............................        34,112,352                --        34,112,352                --
Put Options Purchased................................         6,673,414                --         6,673,414                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   41,178,670    $      392,904    $   40,785,766    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $      (20,669)   $           --    $      (20,669)   $           --
Put Options Written..................................        (3,398,445)               --        (3,398,445)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (3,419,114)   $           --    $   (3,419,114)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 21


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

       433,380  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      433,380
                (Cost $433,380)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................         433,380
                (Cost $433,380)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 109.3%

CALL OPTIONS PURCHASED -- 92.4%
         1,461  Invesco QQQ Trust(SM), Series 1....................   $  43,723,347   $      3.52    03/17/23        43,092,733
                (Cost $49,951,548)                                                                               --------------

PUT OPTIONS PURCHASED -- 16.9%
         1,461  Invesco QQQ Trust(SM), Series 1....................      43,723,347        351.50    03/17/23         7,881,022
                (Cost $5,619,419)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      50,973,755
                (Cost $55,570,967)                                                                               --------------

WRITTEN OPTIONS -- (10.1)%

CALL OPTIONS WRITTEN -- (0.3)%
        (1,461) Invesco QQQ Trust(SM), Series 1....................     (43,723,347)       412.13    03/17/23          (151,704)
                (Premiums received $1,211,443)                                                                   --------------

PUT OPTIONS WRITTEN -- (9.8)%
        (1,461) Invesco QQQ Trust(SM), Series 1....................     (43,723,347)       316.35    03/17/23        (4,562,997)
                (Premiums received $3,071,068)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (4,714,701)
                (Premiums received $4,282,511)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (34,983)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   46,657,451
                                                                                                                 ==============


(a) Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        0.9%
Purchased Options                                       109.3
Written Options                                         (10.1)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 22                 See Notes to Financial Statements


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      433,380    $      433,380    $           --    $           --
Call Options Purchased...............................        43,092,733                --        43,092,733                --
Put Options Purchased................................         7,881,022                --         7,881,022                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   51,407,135    $      433,380    $   50,973,755    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (151,704)   $           --    $     (151,704)   $           --
Put Options Written..................................        (4,562,997)               --        (4,562,997)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (4,714,701)   $           --    $   (4,714,701)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 23


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.2%

       346,714  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      346,714
                (Cost $346,714)                                                                                  --------------

                TOTAL INVESTMENTS -- 1.2%......................................................................         346,714
                (Cost $346,714)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 103.6%

CALL OPTIONS PURCHASED -- 96.4%
         4,827  iShares MSCI EAFE ETF..............................   $  29,782,590   $      0.61    06/16/23        28,590,321
                (Cost $28,835,982)                                                                               --------------

PUT OPTIONS PURCHASED -- 7.2%
         4,827  iShares MSCI EAFE ETF..............................      29,782,590         61.48    06/16/23         2,128,707
                (Cost $2,286,304)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      30,719,028
                (Cost $31,122,286)                                                                               --------------

WRITTEN OPTIONS -- (4.8)%

CALL OPTIONS WRITTEN -- (0.7)%
        (4,827) iShares MSCI EAFE ETF..............................     (29,782,590)        76.36    06/16/23          (193,080)
                (Premiums received $289,160)                                                                     --------------

PUT OPTIONS WRITTEN -- (4.1)%
        (4,827) iShares MSCI EAFE ETF..............................     (29,782,590)        55.33    06/16/23        (1,206,750)
                (Premiums received $1,314,019)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (1,399,830)
                (Premiums received $1,603,179)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.0)%.....................................................         (11,653)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   29,654,259
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        1.2%
Purchased Options                                       103.6
Written Options                                          (4.8)
Net Other Assets and Liabilities                         (0.0)*
                                                       --------
   Total                                                100.0%
                                                       ========

* Amount is less than 0.1%.

Page 24                 See Notes to Financial Statements


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      346,714    $      346,714    $           --    $           --
Call Options Purchased...............................        28,590,321                --        28,590,321                --
Put Options Purchased................................         2,128,707                --         2,128,707                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   31,065,742    $      346,714    $   30,719,028    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (193,080)   $           --    $     (193,080)   $           --
Put Options Written..................................        (1,206,750)               --        (1,206,750)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (1,399,830)   $           --    $   (1,399,830)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 25


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 1.0%

       919,208  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      919,208
                (Cost $919,208)                                                                                  --------------

                TOTAL INVESTMENTS -- 1.0%......................................................................         919,208
                (Cost $919,208)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 107.9%

CALL OPTIONS PURCHASED -- 101.7%
         3,167  Invesco QQQ Trust(SM), Series 1....................   $  94,778,809   $      2.76    06/16/23        93,579,501
                (Cost $89,426,241)                                                                               --------------

PUT OPTIONS PURCHASED -- 6.2%
         3,167  Invesco QQQ Trust(SM), Series 1....................      94,778,809        274.70    06/16/23         5,709,746
                (Cost $7,865,298)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      99,289,247
                (Cost $97,291,539)                                                                               --------------

WRITTEN OPTIONS -- (8.8)%

CALL OPTIONS WRITTEN -- (4.9)%
        (3,167) Invesco QQQ Trust(SM), Series 1....................     (94,778,809)       343.92    06/16/23        (4,521,249)
                (Premiums received $4,033,377)                                                                   --------------

PUT OPTIONS WRITTEN -- (3.9)%
        (3,167) Invesco QQQ Trust(SM), Series 1....................     (94,778,809)       247.23    06/16/23        (3,576,134)
                (Premiums received $5,016,483)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (8,097,383)
                (Premiums received $9,049,860)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (62,596)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   92,048,476
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        1.0%
Purchased Options                                       107.9
Written Options                                          (8.8)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 26                  See Notes to Financial Statements


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      919,208    $      919,208    $           --    $           --
Call Options Purchased...............................        93,579,501                --        93,579,501                --
Put Options Purchased................................         5,709,746                --         5,709,746                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  100,208,455    $      919,208    $   99,289,247    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $   (4,521,249)   $           --    $   (4,521,249)   $           --
Put Options Written..................................        (3,576,134)               --        (3,576,134)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (8,097,383)   $           --    $   (8,097,383)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 27


FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.9%

     1,033,098  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $    1,033,098
                (Cost $1,033,098)                                                                                --------------

                TOTAL INVESTMENTS -- 0.9%......................................................................       1,033,098
                (Cost $1,033,098)                                                                                --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 121.5%

CALL OPTIONS PURCHASED -- 116.1%
         2,905  SPDR(R) S&P 500(R) ETF Trust.......................   $ 114,799,790   $      3.67    06/16/23       112,403,549
         2,905  SPDR(R) S&P 500(R) ETF Trust.......................     114,799,790        365.87    06/16/23        16,073,831
                                                                                                                 --------------
                TOTAL CALL OPTIONS PURCHASED...................................................................     128,477,380
                (Cost $123,774,126)                                                                              --------------

PUT OPTIONS PURCHASED -- 5.4%
         2,905  SPDR(R) S&P 500(R) ETF Trust.......................     114,799,790        365.87    06/16/23         5,920,976
                (Cost $7,575,471)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................     134,398,356
                (Cost $131,349,597)                                                                              --------------

WRITTEN OPTIONS -- (22.3)%

CALL OPTIONS WRITTEN -- (19.9)%
        (5,810) SPDR(R) S&P 500(R) ETF Trust.......................    (229,599,580)       392.93    06/16/23       (21,989,751)
                (Premiums received $20,165,266)                                                                  --------------

PUT OPTIONS WRITTEN -- (2.4)%
        (2,905) SPDR(R) S&P 500(R) ETF Trust.......................    (114,799,790)       310.98    06/16/23        (2,721,596)
                (Premiums received $3,663,411)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (24,711,347)
                (Premiums received $23,828,677)                                                                  --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (73,050)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $  110,647,057
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        0.9%
Purchased Options                                       121.5
Written Options                                         (22.3)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 28                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $    1,033,098    $    1,033,098    $           --    $           --
Call Options Purchased...............................       128,477,380                --       128,477,380                --
Put Options Purchased................................         5,920,976                --         5,920,976                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  135,431,454    $    1,033,098    $  134,398,356    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $  (21,989,751)   $           --    $  (21,989,751)   $           --
Put Options Written..................................        (2,721,596)               --        (2,721,596)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (24,711,347)   $           --    $  (24,711,347)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 29


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - SEPTEMBER (YSEP)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.6%

        34,347  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $       34,347
                (Cost $34,347)                                                                                   --------------

                TOTAL INVESTMENTS -- 0.6%......................................................................          34,347
                (Cost $34,347)                                                                                   --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 114.9%

CALL OPTIONS PURCHASED -- 87.9%
           868  iShares MSCI EAFE ETF..............................   $   5,355,560   $      0.81    09/16/22         5,284,513
                (Cost $6,712,937)                                                                                --------------

PUT OPTIONS PURCHASED -- 27.0%
           868  iShares MSCI EAFE ETF..............................       5,355,560         80.50    09/16/22         1,623,801
                (Cost $576,167)                                                                                  --------------

                TOTAL PURCHASED OPTIONS........................................................................       6,908,314
                (Cost $7,289,104)                                                                                --------------

WRITTEN OPTIONS -- (15.4)%

CALL OPTIONS WRITTEN -- (0.0)%
          (868) iShares MSCI EAFE ETF..............................      (5,355,560)        90.91    09/16/22                 0
                (Premiums received $32,613)                                                                      --------------

PUT OPTIONS WRITTEN -- (15.4)%
          (868) iShares MSCI EAFE ETF..............................      (5,355,560)        72.45    09/16/22          (925,961)
                (Premiums received $257,358)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................        (925,961)
                (Premiums received $289,971)                                                                     --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................          (5,371)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $    6,011,329
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        0.6%
Purchased Options                                       114.9
Written Options                                         (15.4)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 30                 See Notes to Financial Statements


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - SEPTEMBER (YSEP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $       34,347    $       34,347    $           --    $           --
Call Options Purchased...............................         5,284,513                --         5,284,513                --
Put Options Purchased................................         1,623,801                --         1,623,801                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $    6,942,661    $       34,347    $    6,908,314    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $           --*   $           --    $           --*   $           --
Put Options Written..................................          (925,961)               --          (925,961)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $     (925,961)   $           --    $     (925,961)   $           --
                                                         ==============    ==============    ==============    ==============


*  Investment is valued at $0.

                        See Notes to Financial Statements                Page 31


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - SEPTEMBER (QSPT)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.4%

        98,092  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $       98,092
                (Cost $98,092)                                                                                   --------------

                TOTAL INVESTMENTS -- 0.4%......................................................................          98,092
                (Cost $98,092)                                                                                   --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 110.8%

CALL OPTIONS PURCHASED -- 88.6%
           729  Invesco QQQ Trust(SM), Series 1....................   $  21,816,783   $      3.74    09/16/22        21,538,487
                (Cost $26,504,400)                                                                               --------------

PUT OPTIONS PURCHASED -- 22.2%
           729  Invesco QQQ Trust(SM), Series 1....................      21,816,783        373.83    09/16/22         5,406,937
                (Cost $2,805,897)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      26,945,424
                (Cost $29,310,297)                                                                               --------------

WRITTEN OPTIONS -- (11.1)%

CALL OPTIONS WRITTEN -- (0.0)%
          (729) Invesco QQQ Trust(SM), Series 1....................     (21,816,783)       424.86    09/16/22                (1)
                (Premiums received $681,619)                                                                     --------------

PUT OPTIONS WRITTEN -- (11.1)%
          (729) Invesco QQQ Trust(SM), Series 1....................     (21,816,783)       336.45    09/16/22        (2,694,389)
                (Premiums received $1,484,503)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (2,694,390)
                (Premiums received $2,166,122)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (19,312)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   24,329,814
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        0.4%
Purchased Options                                       110.8
Written Options                                         (11.1)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 32                  See Notes to Financial Statements


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - SEPTEMBER (QSPT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $       98,092    $       98,092    $           --    $           --
Call Options Purchased...............................        21,538,487                --        21,538,487                --
Put Options Purchased................................         5,406,937                --         5,406,937                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   27,043,516    $       98,092    $   26,945,424    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $           (1)   $           --    $           (1)   $           --
Put Options Written..................................        (2,694,389)               --        (2,694,389)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (2,694,390)   $           --    $   (2,694,390)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 33


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.8%

        93,122  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $       93,122
                (Cost $93,122)                                                                                   --------------

                TOTAL INVESTMENTS -- 0.8%......................................................................          93,122
                (Cost $93,122)                                                                                   --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 110.6%

CALL OPTIONS PURCHASED -- 88.6%
         1,643  iShares MSCI EAFE ETF..............................   $ 10,137,310   $      0.77     12/16/22         9,894,690
                (Cost $12,163,142)                                                                               --------------

PUT OPTIONS PURCHASED -- 22.0%
         1,643  iShares MSCI EAFE ETF..............................     10,137,310         76.65     12/16/22         2,460,280
                (Cost $1,197,235)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      12,354,970
                (Cost $13,360,377)                                                                               --------------

WRITTEN OPTIONS -- (11.3)%

CALL OPTIONS WRITTEN -- (0.0)%
        (1,643) iShares MSCI EAFE ETF..............................   (10,137,310)         84.89     12/16/22              (747)
                (Premiums received $166,684)                                                                     --------------

PUT OPTIONS WRITTEN -- (11.3)%
        (1,643) iShares MSCI EAFE ETF..............................   (10,137,310)         68.99     12/16/22        (1,261,073)
                (Premiums received $560,909)                                                                     --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (1,261,820)
                (Premiums received $727,593)                                                                     --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................          (9,127)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   11,177,145
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        0.8%
Purchased Options                                       110.6
Written Options                                         (11.3)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 34                 See Notes to Financial Statements


FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $       93,122    $       93,122    $           --    $           --
Call Options Purchased...............................         9,894,690                --         9,894,690                --
Put Options Purchased................................         2,460,280                --         2,460,280                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   12,448,092    $       93,122    $   12,354,970    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $         (747)   $           --    $         (747)   $           --
Put Options Written..................................        (1,261,073)               --        (1,261,073)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (1,261,820)   $           --    $   (1,261,820)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 35


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

       525,173  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      525,173
                (Cost $525,173)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................         525,173
                (Cost $525,173)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 113.8%

CALL OPTIONS PURCHASED -- 88.8%
         2,156  Invesco QQQ Trust(SM), Series 1....................   $  64,522,612   $      3.85    12/16/22        63,581,299
                (Cost $81,848,527)                                                                               --------------

PUT OPTIONS PURCHASED -- 25.0%
         2,156  Invesco QQQ Trust(SM), Series 1....................      64,522,612        384.91    12/16/22        17,930,839
                (Cost $8,210,770)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      81,512,138
                (Cost $90,059,297)                                                                               --------------

WRITTEN OPTIONS -- (14.4)%

CALL OPTIONS WRITTEN -- (0.0)%
        (2,156) Invesco QQQ Trust(SM), Series 1....................     (64,522,612)       446.07    12/16/22           (10,480)
                (Premiums received $2,745,662)                                                                   --------------

PUT OPTIONS WRITTEN -- (14.4)%
        (2,156) Invesco QQQ Trust(SM), Series 1....................     (64,522,612)       346.42    12/16/22       (10,339,780)
                (Premiums received $5,112,682)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................     (10,350,260)
                (Premiums received $7,858,344)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (57,891)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   71,629,160
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        0.7%
Purchased Options                                       113.8
Written Options                                         (14.4)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 36                 See Notes to Financial Statements


FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      525,173    $      525,173    $           --    $           --
Call Options Purchased...............................        63,581,299                --        63,581,299                --
Put Options Purchased................................        17,930,839                --        17,930,839                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   82,037,311    $      525,173    $   81,512,138    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $      (10,480)   $           --    $      (10,480)   $           --
Put Options Written..................................       (10,339,780)               --       (10,339,780)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $  (10,350,260)   $           --    $  (10,350,260)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 37


FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - DECEMBER (XDEC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


    SHARES                                                DESCRIPTION                                                VALUE
--------------  -----------------------------------------------------------------------------------------------  --------------
MONEY MARKET FUNDS -- 0.7%

       524,746  Dreyfus Government Cash Management Fund, Institutional Shares - 2.11% (a)......................  $      524,746
                (Cost $524,746)                                                                                  --------------

                TOTAL INVESTMENTS -- 0.7%......................................................................         524,746
                (Cost $524,746)                                                                                  --------------



  NUMBER OF                                                             NOTIONAL       EXERCISE     EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE         DATE          VALUE
--------------  ---------------------------------------------------   -------------   -----------   -----------  --------------
PURCHASED OPTIONS -- 103.6%

CALL OPTIONS PURCHASED -- 88.8%
         1,781  SPDR(R) S&P 500(R) ETF Trust.......................   $  70,381,558  $       4.61    12/16/22        68,995,052
         1,781  SPDR(R) S&P 500(R) ETF Trust.......................      70,381,558        459.88    12/16/22           170,741
                                                                                                                 --------------
                TOTAL CALL OPTIONS PURCHASED...................................................................      69,165,793
                (Cost $78,241,447)                                                                               --------------

PUT OPTIONS PURCHASED -- 14.8%
         1,781  SPDR(R) S&P 500(R) ETF Trust.......................      70,381,558        459.88    12/16/22        11,500,837
                (Cost $8,629,176)                                                                                --------------

                TOTAL PURCHASED OPTIONS........................................................................      80,666,630
                (Cost $86,870,623)                                                                               --------------

WRITTEN OPTIONS -- (4.2)%

CALL OPTIONS WRITTEN -- (0.1)%
        (3,562) SPDR(R) S&P 500(R) ETF Trust.......................    (140,763,116)       479.60    12/16/22          (101,396)
                (Premiums received $4,091,776)                                                                   --------------

PUT OPTIONS WRITTEN -- (4.1)%
        (1,781) SPDR(R) S&P 500(R) ETF Trust.......................     (70,381,558)       390.89    12/16/22        (3,184,441)
                (Premiums received $3,574,615)                                                                   --------------

                TOTAL WRITTEN OPTIONS..........................................................................      (3,285,837)
                (Premiums received $7,666,391)                                                                   --------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%.....................................................         (50,479)
                                                                                                                 --------------
                NET ASSETS -- 100.0%...........................................................................  $   77,855,060
                                                                                                                 ==============


(a)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                     % OF NET ASSETS
-------------------------------------------------------------------
Money Market Funds                                        0.7%
Purchased Options                                       103.6
Written Options                                          (4.2)
Net Other Assets and Liabilities                         (0.1)
                                                       --------
   Total                                                100.0%
                                                       ========

Page 38                 See Notes to Financial Statements


FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - DECEMBER (XDEC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                        ASSETS TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Money Market Funds...................................    $      524,746    $      524,746    $           --    $           --
Call Options Purchased...............................        69,165,793                --        69,165,793                --
Put Options Purchased................................        11,500,837                --        11,500,837                --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   81,191,376    $      524,746    $   80,666,630    $           --
                                                         ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Call Options Written.................................    $     (101,396)   $           --    $     (101,396)   $           --
Put Options Written..................................        (3,184,441)               --        (3,184,441)               --
                                                         --------------    --------------    --------------    --------------
Total................................................    $   (3,285,837)   $           --    $   (3,285,837)   $           --
                                                         ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 39


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2022



                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                   INTERNATIONAL        NASDAQ-100(R)        INTERNATIONAL        NASDAQ-100(R)
                                                   EQUITY BUFFER           BUFFER            EQUITY BUFFER           BUFFER
                                                    ETF - MARCH          ETF - MARCH          ETF - JUNE           ETF - JUNE
                                                       (YMAR)              (QMAR)               (YJUN)               (QJUN)
                                                  ----------------    -----------------    -----------------    -----------------
ASSETS:
Investments, at value...........................  $        392,904    $         433,380    $         346,714    $         919,208
Options contracts purchased, at value...........        40,785,766           50,973,755           30,719,028           99,289,247
Due from broker.................................                --                    7                  412                   --
Receivables:
   Dividends....................................               697                  745                  599                3,160
   Capital shares sold..........................                --                   --              872,922                   --
   Investment securities sold...................                --                   --               40,810                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Assets.................................        41,179,367           51,407,887           31,980,485          100,211,615
                                                  ----------------    -----------------    -----------------    -----------------

LIABILITIES:
Options contracts written, at value.............         3,419,114            4,714,701            1,399,830            8,097,383
Payables:
   Investment advisory fees.....................            29,769               35,735               22,339               65,756
   Investment securities purchased..............                --                   --              904,057                   --
                                                  ----------------    -----------------    -----------------    -----------------
   Total Liabilities............................         3,448,883            4,750,436            2,326,226            8,163,139
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $     37,730,484    $      46,657,451    $      29,654,259         $ 92,048,476
                                                  ================    =================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital.................................  $     43,817,323    $      51,701,648    $      32,846,939    $      97,520,034
Par value.......................................            21,000               23,000               17,000               49,000
Accumulated distributable earnings (loss).......        (6,107,839)          (5,067,197)          (3,209,680)          (5,520,558)
                                                  ----------------    -----------------    -----------------    -----------------
NET ASSETS......................................  $     37,730,484    $      46,657,451    $      29,654,259    $      92,048,476
                                                  ================    =================    =================    =================
NET ASSET VALUE, per share......................  $          17.97    $           20.29    $           17.44    $           18.79
                                                  ================    =================    =================    =================
Number of shares outstanding (unlimited number
   of shares authorized, par value
   $0.01 per share).............................         2,100,002            2,300,002            1,700,002            4,900,002
                                                  ================    =================    =================    =================
Investments, at cost............................  $        392,904    $         433,380    $         346,714    $         919,208
                                                  ================    =================    =================    =================
Premiums paid on options contracts purchased....  $     43,948,191    $      55,570,967    $      31,122,286    $      97,291,539
                                                  ================    =================    =================    =================
Premiums received on options contracts written..  $      2,430,084    $       4,282,511    $       1,603,179    $       9,049,860
                                                  ================    =================    =================    =================


Page 40                 See Notes to Financial Statements



   FT CBOE VEST                                                                                                    FT CBOE VEST
   U.S. EQUITY           FT CBOE VEST           FT CBOE VEST           FT CBOE VEST          FT CBOE VEST           U.S. EQUITY
    ENHANCE &            INTERNATIONAL          NASDAQ-100(R)         INTERNATIONAL          NASDAQ-100(R)           ENHANCE &
 MODERATE BUFFER         EQUITY BUFFER             BUFFER             EQUITY BUFFER             BUFFER            MODERATE BUFFER
    ETF - JUNE          ETF - SEPTEMBER        ETF - SEPTEMBER        ETF - DECEMBER        ETF - DECEMBER        ETF - DECEMBER
      (XJUN)                (YSEP)                 (QSPT)                 (YDEC)                (QDEC)                (XDEC)
------------------     -----------------      -----------------     ------------------     -----------------     -----------------

$        1,033,098     $          34,347      $          98,092     $           93,122     $         525,173     $         524,746
       134,398,356             6,908,314             26,945,424             12,354,970            81,512,138            80,666,630
                --                    --                     --                     --                    13                    --

             1,719                    68                    503                    172                 1,432                 1,567
                --                    --                     --                     --                    --                    --
                --                    --                     --                     --                    --                    --
------------------     -----------------      -----------------     ------------------     -----------------     -----------------
       135,433,173             6,942,729             27,044,019             12,448,264            82,038,756            81,192,943
------------------     -----------------      -----------------     ------------------     -----------------     -----------------

        24,711,347               925,961              2,694,390              1,261,820            10,350,260             3,285,837

            74,769                 5,439                 19,815                  9,299                59,336                52,046
                --                    --                     --                     --                    --                    --
------------------     -----------------      -----------------     ------------------     -----------------     -----------------
        24,786,116               931,400              2,714,205              1,271,119            10,409,596             3,337,883
------------------     -----------------      -----------------     ------------------     -----------------     -----------------
$      110,647,057     $       6,011,329      $      24,329,814     $       11,177,145     $      71,629,160     $      77,855,060
==================     =================      =================     ==================     =================     =================

$      111,055,693     $       7,108,300      $      27,025,176     $       13,477,376     $      91,539,751     $      79,974,963
            36,500                 3,500                 13,500                  6,000                36,000                27,000
          (445,136)           (1,100,471)            (2,708,862)            (2,306,231)          (19,946,591)           (2,146,903)
------------------     -----------------      -----------------     ------------------     -----------------     -----------------
$      110,647,057     $       6,011,329      $      24,329,814     $       11,177,145     $      71,629,160     $      77,855,060
==================     =================      =================     ==================     =================     =================
$            30.31     $           17.18      $           18.02     $            18.63     $           19.90     $           28.84
==================     =================      =================     ==================     =================     =================

         3,650,002               350,002              1,350,002                600,002             3,600,002             2,700,002
==================     =================      =================     ==================     =================     =================
$        1,033,098     $          34,347      $          98,092     $           93,122     $         525,173     $         524,746
==================     =================      =================     ==================     =================     =================
$      131,349,597     $       7,289,104      $      29,310,297     $       13,360,377     $      90,059,297     $      86,870,623
==================     =================      =================     ==================     =================     =================
$       23,828,677     $         289,971      $       2,166,122     $          727,593     $       7,858,344     $       7,666,391
==================     =================      =================     ==================     =================     =================


                        See Notes to Financial Statements                Page 41


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2022


                                                    FT CBOE VEST        FT CBOE VEST         FT CBOE VEST         FT CBOE VEST
                                                   INTERNATIONAL        NASDAQ-100(R)        INTERNATIONAL        NASDAQ-100(R)
                                                   EQUITY BUFFER           BUFFER            EQUITY BUFFER           BUFFER
                                                    ETF - MARCH          ETF - MARCH          ETF - JUNE           ETF - JUNE
                                                       (YMAR)              (QMAR)               (YJUN)               (QJUN)
                                                  ----------------    -----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends.......................................  $         2,342     $           2,444    $           1,599    $           4,966
                                                  ----------------    -----------------    -----------------    -----------------
   Total investment income......................             2,342                2,444                1,599                4,966
                                                  ----------------    -----------------    -----------------    -----------------
EXPENSES:
Investment advisory fees........................           235,583              261,218              144,716              336,606
                                                  ----------------    -----------------    -----------------    -----------------
   Total expenses...............................           235,583              261,218              144,716              336,606
                                                  ----------------    -----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS)....................          (233,241)            (258,774)            (143,117)            (331,640)
                                                  ----------------    -----------------    -----------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Purchased options contracts..................        (1,933,140)            (359,750)          (2,124,301)          (6,028,071)
   Written options contracts....................           162,039             (134,370)            (795,919)          (2,195,992)
   In-kind redemptions - Purchased options
      contracts.................................           627,889              913,228            1,295,982            3,908,349
   In-kind redemptions - Written options
      contracts.................................           505,812            1,558,375              185,882            1,620,585
                                                  ----------------    -----------------    -----------------    -----------------
Net realized gain (loss)........................          (637,400)           1,977,483           (1,438,356)          (2,695,129)
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Purchased options contracts..................        (3,220,026)          (6,346,502)            (554,049)             488,810
   Written options contracts....................        (1,182,049)              34,267              104,733            1,387,396
                                                  ----------------    -----------------    -----------------    -----------------
Net change in unrealized appreciation
   (depreciation)...............................        (4,402,075)          (6,312,235)            (449,316)           1,876,206
                                                  ----------------    -----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)..................................        (5,039,475)          (4,334,752)          (1,887,672)            (818,923)
                                                  ----------------    -----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS....................  $     (5,272,716)   $      (4,593,526)   $      (2,030,789)   $      (1,150,563)
                                                  ================    =================    =================    =================


(a)   Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is December 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 42                 See Notes to Financial Statements



   FT CBOE VEST                                                                                                   FT CBOE VEST
   U.S. EQUITY           FT CBOE VEST          FT CBOE VEST           FT CBOE VEST          FT CBOE VEST           U.S. EQUITY
    ENHANCE &            INTERNATIONAL         NASDAQ-100(R)         INTERNATIONAL          NASDAQ-100(R)           ENHANCE &
 MODERATE BUFFER         EQUITY BUFFER            BUFFER             EQUITY BUFFER             BUFFER            MODERATE BUFFER
    ETF - JUNE          ETF - SEPTEMBER       ETF - SEPTEMBER        ETF - DECEMBER        ETF - DECEMBER        ETF - DECEMBER
      (XJUN)              (YSEP) (a)            (QSPT) (a)               (YDEC)                (QDEC)              (XDEC) (b)
------------------     -----------------     -----------------     ------------------     -----------------     -----------------

$            3,076     $             227     $           1,365     $              542     $           4,035     $           2,678
------------------     -----------------     -----------------     ------------------     -----------------     -----------------
             3,076                   227                 1,365                    542                 4,035                 2,678
------------------     -----------------     -----------------     ------------------     -----------------     -----------------

           201,538                55,222               211,256                110,223               743,983               279,820
------------------     -----------------     -----------------     ------------------     -----------------     -----------------
           201,538                55,222               211,256                110,223               743,983               279,820
------------------     -----------------     -----------------     ------------------     -----------------     -----------------
          (198,462)              (54,995)             (209,891)              (109,681)             (739,948)             (277,142)
------------------     -----------------     -----------------     ------------------     -----------------     -----------------

        (2,398,504)                   --              (207,262)              (989,447)           (6,950,524)             (327,495)
           (30,759)                   --               142,994                  6,944            (2,097,495)              280,280

         1,013,495                28,329               272,852                804,333            13,512,549                    --

         1,304,291               (57,616)              183,681                610,135             4,501,722                    --
------------------     -----------------     -----------------     ------------------     -----------------     -----------------
          (111,477)              (29,287)              392,265                431,965             8,966,252               (47,215)
------------------     -----------------     -----------------     ------------------     -----------------     -----------------

         2,824,486              (380,790)           (2,364,873)            (1,385,393)          (17,058,775)           (6,203,993)
          (728,364)             (635,990)             (528,268)              (860,571)           (2,843,260)            4,380,554
------------------     -----------------     -----------------     ------------------     -----------------     -----------------

         2,096,122            (1,016,780)           (2,893,141)            (2,245,964)          (19,902,035)           (1,823,439)
------------------     -----------------     -----------------     ------------------     -----------------     -----------------

         1,984,645            (1,046,067)           (2,500,876)            (1,813,999)          (10,935,783)           (1,870,654)
------------------     -----------------     -----------------     ------------------     -----------------     -----------------

$        1,786,183     $      (1,101,062)    $      (2,710,767)    $       (1,923,680)    $     (11,675,731)    $      (2,147,796)
==================     =================     =================     ==================     =================     =================


                        See Notes to Financial Statements                Page 43


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                             FT CBOE VEST                              FT CBOE VEST
                                                         INTERNATIONAL EQUITY                         NASDAQ-100(R)
                                                          BUFFER ETF - MARCH                        BUFFER ETF - MARCH
                                                                (YMAR)                                    (QMAR)
                                                 -------------------------------------    --------------------------------------
                                                       YEAR               PERIOD                YEAR                PERIOD
                                                      ENDED                ENDED                ENDED                ENDED
                                                     8/31/22            8/31/21 (a)            8/31/22            8/31/21 (a)
                                                 ----------------    -----------------    -----------------    -----------------
OPERATIONS:
Net investment income (loss)...................  $       (233,241)   $         (25,017)   $        (258,774)   $         (52,940)
Net realized gain (loss).......................          (637,400)                  --            1,977,483               (9,582)
Net change in unrealized appreciation
   (depreciation)..............................        (4,402,075)             250,620           (6,312,235)           1,282,833
                                                 ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from operations.............................        (5,272,716)             225,603           (4,593,526)           1,220,311
                                                 ----------------    -----------------    -----------------    -----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold......................        61,307,344           12,460,962           65,393,273           22,902,662
Cost of shares redeemed........................       (30,990,709)                  --          (33,026,951)          (5,238,318)
                                                 ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions...............        30,316,635           12,460,962           32,366,322           17,664,344
                                                 ----------------    -----------------    -----------------    -----------------
Total increase (decrease) in net assets........        25,043,919           12,686,565           27,772,796           18,884,655

NET ASSETS:
Beginning of period............................        12,686,565                   --           18,884,655                   --
                                                 ----------------    -----------------    -----------------    -----------------
End of period..................................  $     37,730,484    $      12,686,565    $      46,657,451    $      18,884,655
                                                 ================    =================    =================    =================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period........           600,002                   --              850,002                   --
Shares sold....................................         3,100,000              600,002            3,050,000            1,100,002
Shares redeemed................................        (1,600,000)                  --           (1,600,000)            (250,000)
                                                 ----------------    -----------------    -----------------    -----------------
Shares outstanding, end of period..............         2,100,002              600,002            2,300,002              850,002
                                                 ================    =================    =================    =================


(a)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c)   Inception date is July 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 44                 See Notes to Financial Statements



            FT CBOE VEST                              FT CBOE VEST                              FT CBOE VEST
        INTERNATIONAL EQUITY                         NASDAQ-100(R)                     U.S. EQUITY ENHANCE & MODERATE
          BUFFER ETF - JUNE                        BUFFER ETF - JUNE                         BUFFER ETF - JUNE
               (YJUN)                                    (QJUN)                                    (XJUN)
-------------------------------------    --------------------------------------    --------------------------------------
      YEAR               PERIOD                YEAR                PERIOD                YEAR                PERIOD
     ENDED                ENDED                ENDED                ENDED                ENDED                ENDED
    8/31/22            8/31/21 (b)            8/31/22            8/31/21 (b)            8/31/22            8/31/21 (c)
----------------    -----------------    -----------------    -----------------    -----------------    -----------------

$       (143,117)   $         (13,034)   $        (331,640)   $         (40,287)   $        (198,462)   $          (5,184)
      (1,438,356)                  --           (2,695,129)                  --             (111,477)                  --

        (449,316)             249,407            1,876,206            1,073,979            2,096,122               69,967
----------------    -----------------    -----------------    -----------------    -----------------    -----------------

      (2,030,789)             236,373           (1,150,563)           1,033,692            1,786,183               64,783
----------------    -----------------    -----------------    -----------------    -----------------    -----------------

      39,951,781           13,048,208          116,883,507           32,499,272          118,349,822            5,958,020
     (21,551,314)                  --          (57,217,432)                  --          (15,511,751)                  --
----------------    -----------------    -----------------    -----------------    -----------------    -----------------

      18,400,467           13,048,208           59,666,075           32,499,272          102,838,071            5,958,020
----------------    -----------------    -----------------    -----------------    -----------------    -----------------
      16,369,678           13,284,581           58,515,512           33,532,964          104,624,254            6,022,803

      13,284,581                   --           33,532,964                   --            6,022,803                   --
----------------    -----------------    -----------------    -----------------    -----------------    -----------------
$     29,654,259    $      13,284,581    $      92,048,476    $      33,532,964    $     110,647,057    $       6,022,803
================    =================    =================    =================    =================    =================

         650,002                   --            1,600,002                   --              200,002                   --
       2,200,000              650,002            6,300,000            1,600,002            3,975,000              200,002
      (1,150,000)                  --           (3,000,000)                  --             (525,000)                  --
----------------    -----------------    -----------------    -----------------    -----------------    -----------------
       1,700,002              650,002            4,900,002            1,600,002            3,650,002              200,002
================    =================    =================    =================    =================    =================


                        See Notes to Financial Statements                Page 45


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                   FT CBOE VEST        FT CBOE VEST                    FT CBOE VEST
                                                  INTERNATIONAL        NASDAQ-100(R)                  INTERNATIONAL
                                                  EQUITY BUFFER           BUFFER                      EQUITY BUFFER
                                                 ETF - SEPTEMBER      ETF - SEPTEMBER                 ETF - DECEMBER
                                                      (YSEP)              (QSPT)                          (YDEC)
                                                 ----------------    -----------------    --------------------------------------
                                                      PERIOD              PERIOD                YEAR                PERIOD
                                                      ENDED                ENDED                ENDED                ENDED
                                                   8/31/22 (d)          8/31/22 (d)            8/31/22            8/31/21 (e)
                                                 ----------------    -----------------    -----------------    -----------------
OPERATIONS:
Net investment income (loss)...................  $        (54,995)   $        (209,891)   $        (109,681)   $         (52,205)
Net realized gain (loss).......................           (29,287)             392,265              431,965                   --
Net change in unrealized appreciation
   (depreciation)..............................        (1,016,780)          (2,893,141)          (2,245,964)             706,330
                                                 ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from operations.............................        (1,101,062)          (2,710,767)          (1,923,680)             654,125
                                                 ----------------    -----------------    -----------------    -----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold......................         9,899,510           45,487,054           25,417,773           11,362,368
Cost of shares redeemed........................        (2,787,119)         (18,446,473)         (24,333,441)                  --
                                                 ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions...............         7,112,391           27,040,581            1,084,332           11,362,368
                                                 ----------------    -----------------    -----------------    -----------------
Total increase (decrease) in net assets........         6,011,329           24,329,814             (839,348)          12,016,493

NET ASSETS:
Beginning of period............................                --                   --           12,016,493                   --
                                                 ----------------    -----------------    -----------------    -----------------
End of period..................................  $      6,011,329    $      24,329,814    $      11,177,145    $      12,016,493
                                                 ================    =================    =================    =================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period........                --                   --              550,002                   --
Shares sold....................................           500,002            2,300,002            1,200,000              550,002
Shares redeemed................................          (150,000)            (950,000)          (1,150,000)                  --
                                                 ----------------    -----------------    -----------------    -----------------
Shares outstanding, end of period..............           350,002            1,350,002              600,002              550,002
                                                 ================    =================    =================    =================


(d)   Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(e)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(f)   Inception date is December 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 46                 See Notes to Financial Statements



                                           FT CBOE VEST
            FT CBOE VEST                U.S. EQUITY ENHANCE
            NASDAQ-100(R)                & MODERATE BUFFER
        BUFFER ETF - DECEMBER             ETF - DECEMBER
               (QDEC)                         (XDEC)
-------------------------------------    -----------------
      YEAR               PERIOD               PERIOD
     ENDED                ENDED                ENDED
    8/31/22            8/31/21 (e)          8/31/22 (f)
----------------    -----------------    -----------------

$       (739,948)   $        (442,607)   $        (277,142)
       8,966,252              809,586              (47,215)

     (19,902,035)           8,862,960           (1,823,439)
----------------    -----------------    -----------------

     (11,675,731)           9,229,939           (2,147,796)
----------------    -----------------    -----------------

     110,993,722           89,195,903           93,120,893
    (106,641,208)         (19,473,465)         (13,118,037)
----------------    -----------------    -----------------

       4,352,514           69,722,438           80,002,856
----------------    -----------------    -----------------
      (7,323,217)          78,952,377           77,855,060

      78,952,377                   --                   --
----------------    -----------------    -----------------
$     71,629,160    $      78,952,377    $      77,855,060
================    =================    =================

       3,500,002                   --                   --
       4,900,000            4,400,002            3,150,002
      (4,800,000)            (900,000)            (450,000)
----------------    -----------------    -----------------
       3,600,002            3,500,002            2,700,002
================    =================    =================


                        See Notes to Financial Statements                Page 47


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH (YMAR)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  21.14         $  20.02
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)           (0.04)
Net realized and unrealized gain (loss)........................        (3.09)            1.16
                                                                    --------         --------
Total from investment operations...............................        (3.17)            1.12
                                                                    --------         --------
Net asset value, end of period.................................     $  17.97         $  21.14
                                                                    ========         ========
TOTAL RETURN (b)...............................................       (15.00)%           5.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 37,730         $ 12,687
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90%            0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.89)%          (0.90)% (c)
Portfolio turnover rate (d)....................................            0%               0%

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH (QMAR)

                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  22.22         $  20.04
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.07)           (0.06)
Net realized and unrealized gain (loss)........................        (1.86)            2.24
                                                                    --------         --------
Total from investment operations...............................        (1.93)            2.18
                                                                    --------         --------
Net asset value, end of period.................................     $  20.29         $  22.22
                                                                    ========         ========
TOTAL RETURN (b)...............................................        (8.69)%          10.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 46,657         $ 18,885
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90%            0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.89)%          (0.90)% (c)
Portfolio turnover rate (d)....................................            0%               0%


(a)   Inception date is March 19, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 48                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE (YJUN)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  20.44         $  19.95
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.07)           (0.02)
Net realized and unrealized gain (loss)........................        (2.93)            0.51
                                                                    --------         --------
Total from investment operations...............................        (3.00)            0.49
                                                                    --------         --------
Net asset value, end of period.................................     $  17.44         $  20.44
                                                                    ========         ========
TOTAL RETURN (b)...............................................       (14.68)%           2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 29,654         $ 13,285
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90%            0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.89)%          (0.90)% (c)
Portfolio turnover rate (d)....................................            0%               0%

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE (QJUN)

                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  20.96         $  19.87
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.05)           (0.03)
Net realized and unrealized gain (loss)........................        (2.12)            1.12
                                                                    --------         --------
Total from investment operations...............................        (2.17)            1.09
                                                                    --------         --------
Net asset value, end of period.................................     $  18.79         $  20.96
                                                                    ========         ========
TOTAL RETURN (b)...............................................       (10.35)%           5.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 92,048         $ 33,533
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90%            0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.89)%          (0.90)% (c)
Portfolio turnover rate (d)....................................            0%               0%


(a)   Inception date is June 18, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements                Page 49


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE (XJUN)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  30.11         $  29.72
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.03)           (0.03)
Net realized and unrealized gain (loss)........................         0.23             0.42
                                                                    --------         --------
Total from investment operations...............................         0.20             0.39
                                                                    --------         --------
Net asset value, end of period.................................     $  30.31         $  30.11
                                                                    ========         ========
TOTAL RETURN (b)...............................................         0.66%            1.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $110,647         $  6,023
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%            0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)%          (0.85)% (c)
Portfolio turnover rate (d)....................................            0%               0%


(a)   Inception date is July 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 50                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - SEPTEMBER (YSEP)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  19.96
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.16)
Net realized and unrealized gain (loss)........................        (2.62)
                                                                    --------
Total from investment operations...............................        (2.78)
                                                                    --------
Net asset value, end of period.................................     $  17.18
                                                                    ========
TOTAL RETURN (b)...............................................       (13.93)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  6,011
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)% (c)
Portfolio turnover rate (d)....................................            0%

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - SEPTEMBER (QSPT)

                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.19
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.16)
Net realized and unrealized gain (loss)........................        (2.01)
                                                                    --------
Total from investment operations...............................        (2.17)
                                                                    --------
Net asset value, end of period.................................     $  18.02
                                                                    ========
TOTAL RETURN (b)...............................................       (10.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 24,330
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.89)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is September 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements                Page 51


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER (YDEC)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  21.85         $  20.06
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.18)           (0.09)
Net realized and unrealized gain (loss)........................        (3.04)            1.88
                                                                    --------         --------
Total from investment operations...............................        (3.22)            1.79
                                                                    --------         --------
Net asset value, end of period.................................     $  18.63         $  21.85
                                                                    ========         ========
OTAL RETURN (b)...............................................        (14.74)%           8.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 11,177         $ 12,016
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90%            0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)%          (0.90)% (c)
Portfolio turnover rate (d)....................................            0%               0%

FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER (QDEC)

                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  22.56         $  19.84
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.20)           (0.13)
Net realized and unrealized gain (loss)........................        (2.46)            2.85
                                                                    --------         --------
Total from investment operations...............................        (2.66)            2.72
                                                                    --------         --------
Net asset value, end of period.................................     $  19.90         $  22.56
                                                                    ========         ========
TOTAL RETURN (b)...............................................       (11.79)%          13.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 71,629         $ 78,952
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.90%            0.90% (c)
Ratio of net investment income (loss) to average net assets....        (0.90)%          (0.90)% (c)
Portfolio turnover rate (d)....................................            0%               0%


(a)   Inception date is December 18, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

Page 52                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - DECEMBER (XDEC)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  30.35
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.10)
Net realized and unrealized gain (loss)........................        (1.41)
                                                                    --------
Total from investment operations...............................        (1.51)
                                                                    --------
Net asset value, end of period.................................     $  28.84
                                                                    ========
TOTAL RETURN (b)...............................................        (4.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 77,855
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.84)% (c)
Portfolio turnover rate (d)....................................            0%


(a)   Inception date is December 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

                        See Notes to Financial Statements                Page 53


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the ten funds (each a "Fund" and collectively, "the Funds") listed below. The shares of each Fund are listed and traded on the Cboe BZX Exchange,
Inc. ("Cboe BZX").

        FT Cboe Vest International Equity Buffer ETF - March - (ticker "YMAR")
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - March - (ticker "QMAR")
        FT Cboe Vest International Equity Buffer ETF - June - (ticker "YJUN")
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - June - (ticker "QJUN")
        FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June - (ticker
           "XJUN")
        FT Cboe Vest International Equity Buffer ETF - September - (ticker
           "YSEP")(1)
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - September - (ticker "QSPT")(1)
        FT Cboe Vest International Equity Buffer ETF - December - (ticker
           "YDEC")
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - December - (ticker "QDEC")
        FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December -
           (ticker "XDEC")(2)

(1)   Commenced investment operations on September 17, 2021.

(2)   Commenced investment operations on December 17, 2021.

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund.

The investment objective of YMAR is to seek to provide investors with returns that match the price return of the iShares MSCI EAFE ETF (the "Underlying MSCI
ETF"), up to a predetermined upside cap of 20.70% (before fees and expenses) and
19.80% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer (before fees and expenses) against the first 10% of
Underlying MSCI ETF losses, over the period from March 21, 2022 to March 17,
2023. Prior to March 21, 2022, the Fund's investment objective included an upside cap of 14.18% (before fees, expenses and taxes) and 13.29% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of March 22, 2021 to March 18, 2022.

The investment objective of QMAR is to seek to provide investors with returns that match the price return of the Invesco QQQ Trust(SM), Series 1 (the
"Underlying Invesco ETF"), up to a predetermined upside cap of 17.25% (before fees and expenses) and 16.35% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee), while providing a buffer (before fees, expenses and taxes) against the first 10% of Underlying Invesco ETF losses, over the period from March 21, 2022 to March 17, 2023. Prior to March 21, 2022, the Fund's
investment objective included an upside cap of 15.51% (before fees, expenses and taxes) and 14.61% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of March 22, 2021 to March 18, 2022.

The investment objective of YJUN is to seek to provide investors with returns that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 24.20% (before fees and expenses) and 23.31% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer
(before fees and expenses) against the first 10% of Underlying MSCI ETF losses, over the period from June 21, 2022 to June 16, 2023. Prior to June 21, 2022, the
Fund's investment objective included an upside cap of 11.81% (before fees, expenses and taxes) and 10.91% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the
Fund's management fee) and an Outcome Period of June 21, 2021 to June 17, 2022.

The investment objective of QJUN is to seek to provide investors with returns that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 25.19% (before fees and expenses) and 24.30% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer
(before fees and expenses) against the first 10% of Underlying Invesco ETF losses, over the period from June 21, 2022 to June 16, 2023. Prior to June 21,
2022, the Fund's investment objective included an upside cap of 13.00% (before fees, expenses and taxes) and 12.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of June 21, 2021 to
June 17, 2022.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The investment objective of XJUN is to seek to provide investors with returns of approximately twice any positive price return of the SPDR(R) S&P 500(R) ETF
Trust (the "Underlying SPDR ETF"), up to a predetermined upside cap of 14.80%
(before fees and expenses) and 13.95% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer (before fees and expenses) against the first 15% of Underlying SPDR ETF losses, over the period from June 21, 2022 to June 16, 2023. Prior to June 21, 2022, the Fund's
investment objective included an upside cap of 6.16% (before fees, expenses and taxes) and 5.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of June 21, 2021 to June 17, 2022.

The investment objective of YSEP is to seek to provide investors with returns that match the price return of the Underlying MSCI ETF, up to a predetermined upside cap of 12.93% (before fees, expenses and taxes) and 12.03% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of
Underlying MSCI ETF losses, over the period from September 20, 2021 through
September 16, 2022.

The investment objective of QSPT is to seek to provide investors with returns that match the price return of the Underlying Invesco ETF, up to a predetermined upside cap of 13.65% (before fees, expenses and taxes) and 12.75% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees, expenses and taxes) of
Underlying Invesco ETF losses, over the period from September 20, 2021 through
September 16, 2022.

The investment objective of YDEC is to seek to provide investors with returns
(before fees and expenses) that match the price return of the Underlying MSCI
ETF, up to a predetermined upside cap of 10.75% (before fees and expenses) and
9.85% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees and expenses) of
Underlying MSCI ETF losses, over the period from December 20, 2021 to December
16, 2022. Prior to December 20, 2021, the Fund's investment objective included an upside cap of 13.79% (before fees, expenses and taxes) and 12.89% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome
Period of December 21, 2020 to December 17, 2021.

The investment objective of QDEC is to seek to provide investors with returns
(before fees and expenses) that match the price return of the Underlying Invesco
ETF, up to a predetermined upside cap of 15.89% (before fees and expenses) and
14.99% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 10% (before fees and expenses) of
Underlying Invesco ETF losses, over the period from December 20, 2021 to
December 16, 2022. Prior to December 20, 2021, the Fund's investment objective included an upside cap of 17.04% (before fees, expenses and taxes) and 16.14%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an
Outcome Period of December 21, 2020 to December 17, 2021.

The investment objective of XDEC is to seek to provide investors with returns of approximately twice any positive price return of the Underlying SPDR ETF, up to a predetermined upside cap of 8.58% (before fees, expenses and taxes) and 7.73%
(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against the first 15% (before fees, expenses and taxes) of
Underlying SPDR ETF losses, over the period from December 20, 2021 through
December 16, 2022.

Under normal market conditions, each Fund will invest substantially all of its assets in FLexible EXchange(R) Options ("FLEX Options") that reference the price performance that match those of a specified reference ETF, either the SPDR(R)
S&P 500(R) ETF Trust, the Invesco QQQ Trust(SM), Series 1, or the iShares MSCI
EAFE ETF (the "Underlying ETF").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                         Page 55


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

Each Fund purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the
Underlying ETF will give each Fund the right to receive or deliver shares of the
Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at August 31, 2022 are FLEX Options.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid annually, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods ended, none of the Funds paid a distribution in 2021 or 2022.

                                                                         Page 57


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of the applicable taxable year end, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                  Accumulated          Net
                                                                                Undistributed     Capital and       Unrealized
                                                                  Taxable         Ordinary           Other         Appreciation
                                                                 Year End          Income         Gain (Loss)     (Depreciation)
                                                               -------------    -------------    -------------    --------------
FT Cboe Vest International Equity Buffer ETF - March             31-Mar-22      $     (34,532)   $  (1,528,181)   $       50,392
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                    31-Mar-22            (37,327)        (157,975)          317,284
FT Cboe Vest International Equity Buffer ETF - June              30-Jun-22            (54,107)      (2,915,490)          167,652
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                     30-Jun-22           (129,139)      (8,388,555)          325,422
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer
   ETF - June                                                    30-Jun-22            (54,220)      (2,446,792)          106,384
FT Cboe Vest International Equity Buffer ETF - September         30-Sep-21                 --               --           (23,732)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - September                30-Sep-21                 --               --          (221,745)
FT Cboe Vest International Equity Buffer ETF - December          31-Dec-21                 --         (969,608)          100,945
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December                 31-Dec-21                 --       (6,990,447)        1,647,303
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer
   ETF - December                                                31-Dec-21                 --               --            60,382


E. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021 and
2022 remain open to federal and state audit. As of August 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At each Fund's applicable taxable year end, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Funds' shareholders.


                                                                                                  Non-Expiring
                                                                                   Taxable        Capital Loss
                                                                                   Year End       Carryforward
                                                                                --------------   --------------
FT Cboe Vest International Equity Buffer ETF - March                              31-Mar-22      $    1,528,181
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                                     31-Mar-22             157,975
FT Cboe Vest International Equity Buffer ETF - June                               30-Jun-22           2,915,490
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                                      30-Jun-22           8,388,555
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June                     30-Jun-22           2,446,792
FT Cboe Vest International Equity Buffer ETF - September                          30-Sep-21                  --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - September                                 30-Sep-21                  --
FT Cboe Vest International Equity Buffer ETF - December                           31-Dec-21             969,608
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December                                  31-Dec-21           6,990,447
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December                 31-Dec-21                  --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. At each Fund's applicable taxable year end, the following
Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:


                                                                                             Qualified Late Year Losses
                                                                          Taxable        -----------------------------------
                                                                         Year End        Ordinary Losses      Capital Losses
                                                                       -------------     ----------------     --------------
FT Cboe Vest International Equity Buffer ETF - March                     31-Mar-22       $         34,532     $           --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                            31-Mar-22                 37,327                 --
FT Cboe Vest International Equity Buffer ETF - June                      30-Jun-22                 54,107                 --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                             30-Jun-22                129,139                 --
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June            30-Jun-22                 54,220                 --
FT Cboe Vest International Equity Buffer ETF - September                 30-Sep-21                     --                 --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - September                        30-Sep-21                     --                 --
FT Cboe Vest International Equity Buffer ETF - December                  31-Dec-21                     --                 --
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December                         31-Dec-21                     --                 --
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December        31-Dec-21                     --                 --


In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For each
Fund's applicable taxable period the adjustments were as follows:


                                                                                                Accumulated
                                                                               Accumulated      Net Realized
                                                                Taxable       Net Investment    Gain (Loss)        Paid-in
                                                                Year End      Income (Loss)    on Investments      Capital
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest International Equity Buffer ETF - March           31-Mar-22      $       60,442   $   (1,121,887)  $    1,061,445
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                  31-Mar-22             100,983       (1,796,330)       1,695,347
FT Cboe Vest International Equity Buffer ETF - June            30-Jun-22              61,370       (1,477,134)       1,415,764
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                   30-Jun-22             123,506       (5,528,935)       5,405,429
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer
   ETF - June                                                  30-Jun-22              21,684       (2,317,786)       2,296,102
FT Cboe Vest International Equity Buffer ETF - September       30-Sep-21                 591               --             (591)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - September              30-Sep-21               1,905               --           (1,905)
FT Cboe Vest International Equity Buffer ETF - December        31-Dec-21              87,232       (1,124,878)       1,037,646
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December               31-Dec-21             657,631      (18,161,689)      17,504,058
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer
   ETF - December                                              31-Dec-21                 893               --             (893)


                                                                         Page 59


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                                                                     Net
                                                                                  Gross            Gross          Unrealized
                                                                                Unrealized       Unrealized      Appreciation
                                                                Tax Cost       Appreciation    (Depreciation)   (Depreciation)
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest International Equity Buffer ETF - March         $   41,911,011   $    3,597,119   $   (7,748,574)  $   (4,151,455)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                    51,946,411        3,300,017       (8,553,994)      (5,253,977)
FT Cboe Vest International Equity Buffer ETF - June              29,865,821          324,068         (523,977)        (199,909)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                     89,160,887        7,576,609       (4,626,424)       2,950,185
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer
   ETF - June                                                   108,554,018        9,196,208       (7,030,119)       2,166,089
FT Cboe Vest International Equity Buffer ETF - September          7,033,480        1,080,248       (2,097,028)      (1,016,780)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - September                27,263,632        3,361,986       (6,276,492)      (2,914,506)
FT Cboe Vest International Equity Buffer ETF - December          12,731,263        1,428,982       (2,973,973)      (1,544,991)
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December                 82,998,233       12,203,720      (23,514,902)     (11,311,182)
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer
   ETF - December                                                79,797,565        8,250,367      (10,142,393)      (1,892,026)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.90% of each Fund's average daily net assets with the exception of XJUN and XDEC which pay an annual unitary management fee of 0.85%.

First Trust and Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First
Trust, are responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Cboe Vest serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management
Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the
Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the
Advisor and Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund's assets and will pay Cboe Vest for its services as the Funds' sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor, after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2022, the Funds had no purchases or sales of investments, excluding short-term investments and in-kind transactions. Each
Fund holds options for a target outcome period of approximately one year based on the expiration date of the options, which occurs on the third Friday of the month corresponding to the month in each Fund name. For securities transactions purposes, the options are considered short-term investments.

For the fiscal period ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest International Equity Buffer ETF - March                          $           --   $   21,126,775
FT Cboe Vest Nasdaq-100(R) Buffer ETF - March                                             --       21,439,796
FT Cboe Vest International Equity Buffer ETF - June                                1,021,655       14,498,437
FT Cboe Vest Nasdaq-100(R) Buffer ETF - June                                              --       31,033,910
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June                             --       11,723,904
FT Cboe Vest International Equity Buffer ETF - September                           1,987,077        2,764,985
FT Cboe Vest Nasdaq-100(R) Buffer ETF - September                                  8,035,517        1,989,759
FT Cboe Vest International Equity Buffer ETF - December                                   --       15,791,154
FT Cboe Vest Nasdaq-100(R) Buffer ETF - December                                          --       67,144,168
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December                         --               --


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by each Fund at
August 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT           RISK EXPOSURE           LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
YMAR
                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $ 40,785,766   written, at value            $  3,419,114

QMAR

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            50,973,755   written, at value               4,714,701

YJUN

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            30,719,028   written, at value               1,399,830

QJUN

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            99,289,247   written, at value               8,097,383

XJUN

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value           134,398,356   written, at value              24,711,347


                                                                         Page 61


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022


                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                          -----------------------------------------   -----------------------------------------
DERIVATIVES                                STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
INSTRUMENT           RISK EXPOSURE           LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------   ------------------   --------------------------   ------------   --------------------------   ------------
YSEP

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value          $  6,908,314   written, at value            $    925,961

QSPT

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            26,945,424   written, at value               2,694,390

YDEC

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            12,354,970   written, at value               1,261,820

QDEC

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            81,512,138   written, at value              10,350,260

XDEC

                                          Options contracts                           Options contracts
Options              Equity Risk          purchased, at value            80,666,630   written, at value               3,285,837


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended August 31, 2022, on each Fund's derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


                                                                            EQUITY RISK
                                                -------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  YMAR          QMAR          YJUN          QJUN          XJUN
-------------------------------------           -------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                  $(1,305,251)  $   553,478   $  (828,319) $ (2,119,722)  $(1,385,009)
   Written options contracts                        667,851     1,424,005      (610,037)     (575,407)    1,273,532

Net change in unrealized
  appreciation (depreciation) on:
   Purchased options contracts                   (3,220,026)   (6,346,502)     (554,049)      488,810     2,824,486
   Written options contracts                     (1,182,049)       34,267       104,733     1,387,396      (728,364)



                                                                            EQUITY RISK
                                                -------------------------------------------------------------------
STATEMENTS OF OPERATIONS LOCATION                  YSEP          QSPT          YDEC          QDEC          XDEC
-------------------------------------           -------------------------------------------------------------------
Net realized gain (loss) on:
   Purchased options contracts                  $    28,329   $    65,590   $  (185,114) $  6,562,025   $  (327,495)
   Written options contracts                        (57,616)      326,675       617,079     2,404,227       280,280

Net change in unrealized
  appreciation (depreciation) on:
   Purchased options contracts                     (380,790)   (2,364,873)   (1,385,393)  (17,058,775)   (6,203,993)
   Written options contracts                       (635,990)     (528,268)     (860,571)   (2,843,260)    4,380,554


The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and
Liabilities.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended August 31,
2022, on each Fund's options contracts.


                                                  PREMIUMS FOR                           PREMIUMS FOR
                              PREMIUMS FOR          PURCHASED                           WRITTEN OPTIONS
                                PURCHASED       OPTIONS CONTRACTS     PREMIUMS FOR     CONTRACTS CLOSED,
                            OPTIONS CONTRACTS   CLOSED, EXERCISED   WRITTEN OPTIONS      EXERCISED AND
                                 OPENED            AND EXPIRED      CONTRACTS OPENED        EXPIRED
                            ----------------------------------------------------------------------------
          YMAR              $      80,141,948   $      49,021,832   $      3,684,615   $       1,749,210
          QMAR                     85,509,578          49,058,370          6,313,876           3,674,316
          YJUN                     50,270,010          32,702,196          3,041,509           2,095,072
          QJUN                    153,912,699          91,551,412         13,567,554           7,283,701
          XJUN                    154,094,502          29,393,661         25,292,142           2,217,287
          YSEP                     10,263,447           2,974,343            470,042             180,071
          QSPT                     49,228,510          19,918,213          4,156,740           1,990,618
          YDEC                     38,994,674          37,428,004          1,304,642           1,128,018
          QDEC                    195,799,559         182,280,263         17,059,217          15,989,498
          XDEC                     97,179,032          10,308,409          8,518,732             852,341


                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                                                                         Page 63


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023 for
YMAR, QMAR, YJUN, QJUN, XJUN, YDEC and QDEC, September 1, 2023 for YSEP and
QSPT, and December 10, 2023 for XDEC.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:

As of September 19, 2022, the investment objective of the FT Cboe Vest
International Equity Buffer ETF - September changed to include an upside cap of
25.00% (before fees, expenses and taxes) and 24.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September
19, 2022 to September 15, 2023.

As of September 19, 2022, the investment objective of the FT Cboe Vest
Nasdaq-100(R) Buffer ETF - September changed to include an upside cap of 27.27%
(before fees, expenses and taxes) and 26.37% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of September 19,
2022 to September 15, 2023.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of FT Cboe
Vest International Equity Buffer ETF - March, FT Cboe Vest Nasdaq-100(R) Buffer
ETF - March, FT Cboe Vest International Equity Buffer ETF - June, FT Cboe Vest
Nasdaq-100(R) Buffer ETF - June, FT Cboe Vest U.S. Equity Enhance & Moderate
Buffer ETF - June, FT Cboe Vest International Equity Buffer ETF - September, FT
Cboe Vest Nasdaq-100(R) Buffer ETF - September, FT Cboe Vest International
Equity Buffer ETF - December, FT Cboe Vest Nasdaq-100(R) Buffer ETF - December,
and FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (the
"Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2022, and the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.


------------------------------------------------------------------------------------------------------------------------
         INDIVIDUAL FUNDS               STATEMENTS OF             STATEMENTS OF                     FINANCIAL
      INCLUDED IN THE TRUST               OPERATIONS          CHANGES IN NET ASSETS                HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest International Equity     For the year ended    For the year ended August 31, 2022 and for the period
   Buffer ETF - March                 August 31, 2022       from March 19, 2021 (commencement of operations)
                                                            through August 31, 2021
FT Cboe Vest Nasdaq-100(R)
   Buffer ETF - March
------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest International Equity     For the year ended    For the year ended August 31, 2022 and for the period
   Buffer ETF - June                  August 31, 2022       from June 18, 2021 (commencement of operations)
                                                            through August 31, 2021
FT Cboe Vest Nasdaq-100(R)
   Buffer ETF - June
------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Enhance &    For the year ended    For the year ended August 31, 2022 and for the period
   Moderate Buffer ETF - June         August 31, 2022       from July 12, 2021 (commencement of operations)
                                                            through August 31, 2021
------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest International Equity     For the period from September 17, 2021 (commencement of operations) through
   Buffer ETF - September             August 31, 2022

FT Cboe Vest Nasdaq-100(R)
   Buffer ETF - September
------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest International Equity     For the year ended    For the year ended August 31, 2022 and for the period
   Buffer ETF - December              August 31, 2022       from December 18, 2020 (commencement of operations)
                                                            through August 31, 2021
FT Cboe Vest Nasdaq-100(R)
   Buffer ETF - December
------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S. Equity Enhance &    For the period from December 17, 2021 (commencement of operations) through
   Moderate Buffer ETF - December     August 31, 2022
------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

                                                                         Page 65

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 24, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

                                                                         Page 67


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of the Fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the
Fund's shares and result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                   DISCLAIMER

The funds are not sponsored, endorsed, sold or promoted by Invesco QQQ
Trust(SM), Series 1, Invesco, or Nasdaq, Inc., (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX Options, shareholders or any other person or entity from use of the Invesco QQQ Trust(SM). The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the
FLEX Options.

                                                                         Page 69

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

MSCI EAFE ETF, BFA, or MSCI Inc., (together with their affiliates hereinafter referred to as the "Corporations") have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX
Options, shareholders or any other person or entity from use of iShares MSCI
EAFE ETF. The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the FLEX Options.

The funds are not sponsored, endorsed, sold or promoted by SPDR(R) S&P 500(R)
ETF Trust, PDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the funds or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the funds or the FLEX Options or results to be obtained by the funds or the FLEX Options, shareholders or any other person or entity from use of the SPDR(R) S&P 500(R) ETF Trust. The Corporations have no liability in connection with the management, administration, marketing or trading of the funds or the FLEX Options.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT
                   AND INVESTMENT SUB-ADVISORY AGREEMENT FOR
                 FT CBOE VEST NASDAQ-100(R) BUFFER ETF - MARCH
            FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - MARCH FT
                   CBOE VEST NASDAQ-100(R) BUFFER ETF - JUNE
             FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - JUNE FT
           CBOE VEST U.S. EQUITY ENHANCE & MODERATE BUFFER ETF - JUNE
                FT CBOE VEST NASDAQ-100(R) BUFFER ETF - DECEMBER
            FT CBOE VEST INTERNATIONAL EQUITY BUFFER ETF - DECEMBER

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the
"Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, the Advisor and Cboe Vest Financial LLC (the
"Sub-Advisor") on behalf of the following seven series of the Trust (each a
"Fund" and collectively, the "Funds"):

        FT Cboe Vest Nasdaq-100(R) Buffer ETF - March (QMAR)
        FT Cboe Vest International Equity Buffer ETF - March (YMAR)
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - June (QJUN)
        FT Cboe Vest International Equity Buffer ETF - June (YJUN)
        FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - June (XJUN)
        FT Cboe Vest Nasdaq-100(R) Buffer ETF - December (QDEC)
        FT Cboe Vest International Equity Buffer ETF - December (YDEC)

The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund,


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

including, for each of QDEC and YDEC, comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the
Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP")
and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and
information on the Advisor's and the Sub-Advisor's compliance programs. The
Board reviewed initial materials with the Advisor at the meeting held on April
18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the
Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the
Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. In addition to the written materials provided by the Sub-Advisor, at the June 12-13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the
Sub-Advisor's day-to-day management of the Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First
Trust Fund Complex.

                                                                         Page 71


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing the performance of each of
QDEC and YDEC for the one-year period ended December 31, 2021 to the performance of the funds in the Fund's respective Performance Universe and a benchmark index. Because each of QMAR, YMAR, QJUN, YJUN and XJUN commenced operations in
2021 and therefore has a limited performance history, comparative performance information for the Fund was not reviewed. The Board noted that QMAR, QJUN and
QDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the Invesco QQQ Trust(SM), Series 1 ("QQQ"), up to a
predetermined cap, while providing a buffer against certain losses on the price return of QQQ. The Board noted that YMAR, YJUN and YDEC are target outcome ETFs that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the
iShares MSCI EAFE ETF ("EFA"), up to a predetermined cap, while providing a buffer against certain losses on the price return of EFA. The Board noted that
XJUN is a target outcome ETF that seeks to provide investors with returns
(before fees and expenses) over a defined period of time (typically one year) of approximately twice any positive price return of the SPDR(R) S&P 500(R) ETF
Trust ("SPY"), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY. The Board considered information provided by the Sub-Advisor on each of QMAR's, YMAR's, QDEC's and YDEC's performance during its respective target outcome period that ended between April
1, 2021 and March 31, 2022 and noted that each Fund delivered on its target outcome objective. The initial target outcome period for each of QJUN, YJUN and
XJUN ended after March 31, 2022.

On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of QDEC and
YDEC for the twelve months ended December 31, 2021 and to each of QMAR, YMAR,
QJUN, YJUN and XJUN for the period from inception through December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2021. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor's parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor's statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor's statements that it is the Sub-Advisor's policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board concluded that the character and amount of potential indirect benefits to the
Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 73


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 75


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        FT Cboe Vest Fund of Buffer ETFs (BUFR)

        FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)

        FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs (BUFQ)

----------------------------
       Annual Report
    For the Period Ended
      August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2022

Shareholder Letter...........................................................  1
Fund Performance Overview

Portfolio of Investments

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2022. Please note that one of the Funds was incepted after September 1, 2021, the start of the reporting period, so information in this letter and the report prior to the inception date will not apply to that Fund.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST FUND OF BUFFER ETFS (BUFR)

The investment objective of the FT Cboe Vest Fund of Buffer ETFs (the "Fund") is
to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Buffer ETFs ("Underlying ETFs").
Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns
(before fees, expenses and taxes) that match the price return of the SPDR(R) S&P
500(R) ETF Trust ("SPY"), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of SPY losses, over a defined one-year period. Unlike the Underlying ETFs, the Fund itself does not pursue a defined outcome strategy. The buffer is only provided by the
Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund is classified as non-diversified under the Investment Company
Act of 1940, as amended. The shares of the Fund are listed and traded on the
Cboe BZX Exchange, Inc., under the ticker symbol "BUFR."


--------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL     CUMULATIVE
                                                                                     TOTAL RETURNS     TOTAL RETURNS
                                                                                       Inception         Inception
                                                                     1 Year Ended      (8/10/20)         (8/10/20)
                                                                       8/31/22         to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                     -4.68%           5.10%            10.77%
Market Price                                                            -4.97%           5.05%            10.67%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                        -12.55%           8.24%            17.69%
--------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 5.)


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               AUGUST 10, 2020 - AUGUST 31, 2022

            FT Cboe Vest Fund       S&P 500(R) Index -
             of Buffer ETFs            Price Return
8/10/20          $10,000                 $10,000
8/31/20           10,180                  10,416
2/28/21           10,773                  11,341
8/31/21           11,621                  13,458
2/28/22           11,551                  13,016
8/31/22           11,077                  11,769


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD)

The investment objective of the FT Cboe Vest Fund of Deep Buffer ETFs (the
"Fund") is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Deep Buffer ETFs
("Underlying ETFs"). Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust ("SPY"), up to a predetermined upside cap, while providing a deep buffer against losses between -5% and -30% (before fees, expenses and taxes) of SPY, over a defined one-year period. Unlike the
Underlying ETFs, the Fund itself does not pursue a defined outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "BUFD."


--------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL     CUMULATIVE
                                                                                     TOTAL RETURNS     TOTAL RETURNS
                                                                                       Inception         Inception
                                                                     1 Year Ended      (1/20/21)         (1/20/21)
                                                                       8/31/22         to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                     -5.40%           -0.87%           -1.40%
Market Price                                                            -5.63%           -0.87%           -1.40%

INDEX PERFORMANCE
S&P 500(R) Index - Price Return                                        -12.55%            1.65%            2.68%
--------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 5.)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                JANUARY 20, 2021 - AUGUST 31, 2022

            FT Cboe Vest Fund of       S&P 500(R) Index -
              Deep Buffer ETFs            Price Return
1/20/21           $10,000                   $10,000
2/28/21             9,980                     9,894
8/31/21            10,424                    11,742
2/28/22            10,384                    11,355
8/31/22             9,860                    10,268


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST FUND OF NASDAQ-100(R) BUFFER ETFS (BUFQ)

The investment objective of the FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs
(the "Fund") is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Cboe Vest Nasdaq-100(R) Buffer ETFs (the
"Underlying ETFs"). Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ Trust(SM), Series 1 ("QQQ"), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of QQQ losses, over a defined one-year period. Unlike the
Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol "BUFQ."


--------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
                                                                                                        CUMULATIVE
                                                                                                       TOTAL RETURNS
                                                                                                         Inception
                                                                                                         (6/15/22)
                                                                                                        to 8/31/22
FUND PERFORMANCE
NAV                                                                                                        4.84%
Market Price                                                                                               4.69%

INDEX PERFORMANCE
Nasdaq-100 Index(R) - Price Return                                                                         5.85%
--------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 5.)


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    JANUARY 20, 2021 - AUGUST 31, 2022

              FT Cboe Vest Fund of          Nasdaq-100 Index(R) -
            Nasdaq-100(R) Buffer ETFs           Price Return
6/15/22              $10,000                       $10,000
8/31/22               10,484                        10,585


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of each
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to FT Cboe Vest of Buffer ETFs ("BUFR"), FT Cboe Vest Fund of Deep
Buffer ETFs ("BUFD") and FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs ("BUFQ")
(each a "Fund" and collectively, the "Funds"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing administrative services necessary for the management of the Funds.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the sub-advisor to the Funds. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240,
McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately $8.6 billion under management or committed to management as of August 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST

HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

MARKET RECAP

The investment objective of BUFR is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Buffer ETFs.

The investment objective of BUFD is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with US large cap equity market exposure while limiting downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity Deep Buffer
ETFs.

The investment objective of BUFQ is to seek to provide investors with capital appreciation. The Fund seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Cboe Vest Nasdaq-100(R)
Buffer ETFs.

During the 12-month period ended August 31, 2022, stock markets dropped significantly as inflation surged and U.S. gross domestic product ("GDP") fell for two consecutive quarters.

The S&P 500(R) Index, the well-known measure of U.S. large-cap stocks, ended the period down 11.23%. Mid- and small-capitalization stocks, as measured by the S&P
MidCap 400(R) Index and the Russell 2000(R) Small Cap Index, fell as well, losing 10.37% and 17.88%, respectively, during the same period. The Nasdaq-100
Index(R), a tech-heavy market measure, lost 20.63% during the same period.
International markets were hit even harder than the U.S., with broad foreign market indices such as MSCI EAFE Index and MSCI Emerging Markets Index declining by 19.80% and 21.80%, respectively, during the same period.

Within the S&P 500(R) Index during the 12-month period ended August 31, 2022, the market continued to see dramatic variations in returns across the major sectors of the economy. The Energy sector soared, gaining 75.77%, and outpacing all other sectors by a wide margin during the period. The only other sector to post a positive return for the same period was the Consumer Staples sector, which gained 4.08%. On the downside, the worst performing sectors for the same period were the Telecommunications sector (-35.19%), the Consumer Discretionary sector (-16.16%), and Information Technology sector (-14.35%).

U.S. economic data all pointed to a slowing economy. GDP growth in the most recent four quarterly reports (the third quarter 2021 through the second quarter
2022) saw seasonally adjusted annualized rates of +2.3%, +6.9%, -1.6%, and
-0.6%, sequentially. These two most recent reports thus meet the traditional definition of a recession, which is two consecutive quarterly declines in GDP. A current Bloomberg survey of economists shows a consensus projection of 1.0% GDP growth for all of 2023 (versus 2022).


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

The U.S. unemployment rate began the 12-month period ended August 31, 2022 at
5.2% (for August 2021) and quickly dropped below 4%, where it remained for most of the period. The most recent report showed a small uptick and the rate now sits at 3.7% (for August 2022).

U.S inflation levels continued to post concerningly high levels. The most recent
(July 2022) Consumer Price Index report shows year-over-year inflation running at an 8.5% rate, up from 5.4% reported twelve months earlier. One component of the economy that continued to overheat was the housing market. Housing prices in the U.S. increased by 18.0% over the last twelve months, according to the most recent (June 2022) S&P Case-Shiller U.S. National Home Price Index. This was on
top of an 18.1% increase in the prior 12 months, compounding to make for a stunning 24-month increase in home prices of 39.3%.

Persistently higher inflation forced the Federal Reserve (the "Fed") to increase short term rates at a much more rapid pace than the market had expected at the beginning of the 12-month period ended August 31, 2022. The Fed has a stated
target of 2% inflation. The Fed began their rate hike cycle in January 2022, and, as of this writing, the Fed has increased the Federal Funds target rate by
2.25%. The Fed began the period with the range being 0% to 0.25% and ended the period with the range being 2.25% to 2.50%. Market participants are factoring in additional rate hikes by the Fed by the end of 2022.

MARKET AND FUND OUTLOOK

Over the 12-month period ended August 31, 2022, implied volatilities in U.S.
equity markets averaged about 28.5%, according to the Cboe S&P 500(R) 1-Year
Volatility Index. This index is derived from option prices and estimates the market's expectation of S&P 500(R) Index volatility for the next twelve months.
As of the end of the same period, the index stands at 29.3%. For comparison purposes, the historical volatility of the S&P 500(R) Index since its inception in 1957 has been about 15.7%. We anticipate that implied volatilities will decline over the coming year. Buffer strategies, such as those used in the underlying FT Cboe Vest Funds, generally benefit from declining implied volatilities.

While most fixed income securities have seen their nominal yields increase during the 12-month period ended August 31, 2022, many still have negative real yields (i.e., nominal yield less the inflation rate). This continues to bode poorly for future fixed income returns. For this reason, many market analysts are claiming the traditional "60/40 stock/bond allocation" strategy is dead.
Investors are looking to reallocate away from fixed income investments.

The FT Cboe Vest Funds are an alternative that these investors should consider.
The underlying FT Cboe Vest Funds are designed to protect investors against varying levels of downside movements in their Reference ETF (e.g., SPY or QQQ), while limiting the investor's participation in larger upside moves in the
Reference ETF. In the current negative real yield environment, such Funds, in appropriate allocations, can be suitable alternatives to fixed income investments.

PERFORMANCE ANALYSIS

The following table provides information pertaining to performance for the
12-month period ended August 31, 2022 for each Fund, as well as an attribution analysis that estimates the impact of various factors on each Fund's performance.

Each Fund's performance may be impacted by a number of factors. These factors include changes in each of: the level of the Reference ETF, the Reference ETF's dividends, interest rates, implied volatility, and time to option expiration.
Generally, changes in the level of the Reference ETF is the primary factor, but the other factors can also contribute significantly to fund performance.
Additionally, expenses will impact fund performance.

The impact from these factors for the period are shown in the table under
"Estimated Performance Attribution."

                                                                          Page 7


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)


--------------------------------------------------------------------------------
FUND TICKER                                         BUFR       BUFD       BUFQ
--------------------------------------------------------------------------------
Annual Expense Ratio                                  1.05%      1.05%      1.10%
Reporting Period Start Date                        8/31/21    8/31/21    6/15/22
Reporting Period End Date                          8/31/22    8/31/22    8/31/22

PERFORMANCE (LATER OF 8/31/21 OR INCEPTION DATE, TO 8/31/22):
Fund Performance (using NAVs)                        -4.68%     -5.40%      4.84%
Fund Performance (using Market Price)                -4.97%     -5.63%      4.69%
Reference Asset Price Return                        -12.49%    -12.49%      5.82%

ESTIMATED PERFORMANCE ATTRIBUTION
Fund NAV Performance Attributed to
   a) Changes in Reference Asset                     -6.67%     -4.21%      3.36%
   b) Changes in other Variables*                     3.04%     -0.15%      1.72%
   c) Expenses (pro-rated annual expense ratio)      -1.05%     -1.05%     -0.24%
Attribution TOTAL                                    -4.68%     -5.40%      4.84%


* Includes changes in a) Reference Asset's dividends, b) interest rates, c)
implied volatility, and d) time to option expiration.


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of FT Cboe Vest Fund of Buffer ETFs, FT Cboe Vest Fund of Deep
Buffer ETFs or FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs;
and (2) ongoing costs, including management fees, distribution and/or service
(12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this six-month (or shorter) period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO           EXPENSES PAID
                                                    BEGINNING            ENDING           BASED ON THE             DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH               SIX-MONTH
                                                  MARCH 1, 2022      AUGUST 31, 2022       PERIOD (a)            PERIOD (a) (b)
------------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST FUND OF BUFFER ETFS (BUFR)
Actual                                              $1,000.00           $  959.00             0.20%                   $0.99
Hypothetical (5% return before expenses)            $1,000.00           $1,024.20             0.20%                   $1.02

FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD)
Actual                                              $1,000.00           $  949.60             0.20%                   $0.98
Hypothetical (5% return before expenses)            $1,000.00           $1,024.20             0.20%                   $1.02



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED             EXPENSES PAID
                                                                                          EXPENSE RATIO         DURING THE PERIOD
                                                    BEGINNING            ENDING           BASED ON THE          JUNE 15, 2022 (c)
                                                  ACCOUNT VALUE       ACCOUNT VALUE      NUMBER OF DAYS                TO
                                                JUNE 15, 2022 (c)    AUGUST 31, 2022    IN THE PERIOD (a)    AUGUST 31, 2022 (a) (d)
------------------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST FUND OF NASDAQ-100(R) BUFFER ETFS (BUFQ)
Actual                                              $1,000.00           $1,048.40             0.20%                   $0.44
Hypothetical (5% return before expenses)            $1,000.00           $1,024.20             0.20%                   $1.02


(a)   Annualized expense ratio and expenses paid during the six-month (or shorter) period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).

(c)   Inception date.

(d)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (June
      15, 2022 through August 31, 2022), multiplied by 78/365. Hypothetical expenses are assumed for the most recent six-month period.

                                                                          Page 9


FT CBOE VEST FUND OF BUFFER ETFS (BUFR)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

   SHARES                   DESCRIPTION                     VALUE
------------  ----------------------------------------  -------------
              EXCHANGE-TRADED FUNDS -- 100.0%
              CAPITAL MARKETS -- 100.0%
   1,875,751  FT Cboe Vest U.S. Equity Buffer
                 ETF - January (a) (b)                  $  60,682,608
   1,707,918  FT Cboe Vest U.S. Equity Buffer
                 ETF - February (a) (b)                    60,429,555
   1,936,857  FT Cboe Vest U.S. Equity Buffer
                 ETF - March (a) (b)                       60,488,044
   2,056,490  FT Cboe Vest U.S. Equity Buffer
                 ETF - April (a) (b)                       60,316,852
   1,699,844  FT Cboe Vest U.S. Equity Buffer
                 ETF - May (a) (b)                         60,582,440
   1,671,132  FT Cboe Vest U.S. Equity Buffer
                 ETF - June (a) (b)                        60,628,669
   1,749,052  FT Cboe Vest U.S. Equity Buffer
                 ETF - July (a) (b)                        60,622,142
   1,716,014  FT Cboe Vest U.S. Equity Buffer
                 ETF - August (a) (b)                      60,335,052
   1,836,272  FT Cboe Vest U.S. Equity Buffer
                 ETF - September (a) (b)                   61,411,730
   1,859,315  FT Cboe Vest U.S. Equity Buffer
                 ETF - October (a) (b)                     61,195,449
   1,712,001  FT Cboe Vest U.S. Equity Buffer
                 ETF - November (a) (b)                    60,870,709
   1,917,166  FT Cboe Vest U.S. Equity Buffer
                 ETF - December (a) (b)                    60,870,020
                                                        -------------
              TOTAL EXCHANGE-TRADED FUNDS
                 -- 100.0%                                728,433,270
              (Cost $760,192,984)                       -------------

   SHARES                   DESCRIPTION                     VALUE
------------  ----------------------------------------  -------------
              MONEY MARKET FUNDS -- 0.0%
     261,671  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (c)        $     261,671
              (Cost $261,671)                           -------------

              TOTAL INVESTMENTS -- 100.0%                 728,694,941
              (Cost $760,454,655)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.0)%                       (131,144)
                                                        -------------
              NET ASSETS -- 100.0%                      $ 728,563,797
                                                        =============

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                       % OF NET ASSETS
---------------------------------------------------------------------
Exchange-Traded Funds                                     100.0%
Money Market Funds                                        0.0(1)
Net Other Assets and Liabilities                          0.0(1)
                                                         --------
   Total                                                  100.0%
                                                         ========

(1)   Amount is less than 0.1%.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Exchange-Traded Funds*...............................    $  728,433,270    $  728,433,270    $           --    $           --
Money Market Funds...................................           261,671           261,671                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments....................................    $  728,694,941    $  728,694,941    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 10                 See Notes to Financial Statements


FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

   SHARES                   DESCRIPTION                     VALUE
------------  ----------------------------------------  -------------
              EXCHANGE-TRADED FUNDS -- 100.0%
              CAPITAL MARKETS -- 100.0%
   1,458,926  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - January (a) (b)           $  44,934,921
   1,324,768  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - February (a) (b)             44,918,776
   1,476,336  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - March (a) (b)                44,895,378
   1,502,479  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - April (a) (b)                44,818,949
   1,427,561  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - May (a) (b)                  45,068,957
   1,394,956  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - June (a) (b)                 45,182,625
   1,449,238  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - July (a) (b)                 45,013,332
   1,423,581  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - August (a) (b)               44,842,801
   1,490,389  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - September (a) (b)            45,397,249
   1,479,176  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - October (a) (b)              45,259,383
   1,386,309  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - November (a) (b)             45,526,388
   1,486,873  FT Cboe Vest U.S. Equity Deep
                 Buffer ETF - December (a) (b)             45,215,808
                                                        -------------
              TOTAL EXCHANGE-TRADED FUNDS
                 -- 100.0%                                541,074,567
              (Cost $565,098,431)                       -------------

   SHARES                   DESCRIPTION                     VALUE
------------  ----------------------------------------  -------------
              MONEY MARKET FUNDS -- 0.0%
     145,580  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (c)        $     145,580
              (Cost $145,580)                           -------------

              TOTAL INVESTMENTS -- 100.0%                 541,220,147
              (Cost $565,244,011)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.0)%                        (87,655)
                                                        -------------
              Net Assets -- 100.0%                      $ 541,132,492
                                                        =============

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                       % OF NET ASSETS
---------------------------------------------------------------------
Exchange-Traded Funds                                     100.0%
Money Market Funds                                        0.0(1)
Net Other Assets and Liabilities                          0.0(1)
                                                         --------
   Total                                                  100.0%
                                                         ========

(1)   Amount is less than 0.1%.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Exchange-Traded Funds*...............................    $  541,074,567    $  541,074,567    $           --    $           --
Money Market Funds...................................           145,580           145,580                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments....................................    $  541,220,147    $  541,220,147    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 11


FT CBOE VEST FUND OF NASDAQ-100(R) BUFFER ETFS (BUFQ)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

   SHARES                   DESCRIPTION                     VALUE
------------  ----------------------------------------  -------------
              EXCHANGE-TRADED FUNDS -- 99.9%
              CAPITAL MARKETS -- 99.9%
     131,580  FT Cboe Vest Nasdaq-100(R)
                 Buffer ETF - March (a) (b)             $   2,664,074
     140,950  FT Cboe Vest Nasdaq-100(R)
                 Buffer ETF - June (a) (b)                  2,648,451
     149,990  FT Cboe Vest Nasdaq-100(R)
                 Buffer ETF - September (a) (b)             2,709,359
     135,660  FT Cboe Vest Nasdaq-100(R)
                 Buffer ETF - December (a) (b)              2,702,076
                                                        -------------
              TOTAL EXCHANGE-TRADED FUNDS
                 -- 99.9%                                  10,723,960
              (Cost $10,968,293)                        -------------

   SHARES                   DESCRIPTION                     VALUE
------------  ----------------------------------------  -------------
              MONEY MARKET FUNDS -- 0.1%
       6,981  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (c)        $       6,981
              (Cost $6,981)                             -------------

              TOTAL INVESTMENTS -- 100.0%                  10,730,941
              (Cost $10,975,274)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.0)%                         (1,329)
                                                        -------------
              NET ASSETS -- 100.0%                      $  10,729,612
                                                        =============

(a) Investment in an affiliated fund.

(b) Non-income producing security.

(c) Rate shown reflects yield as of August 31, 2022.

FUND ALLOCATION                                       % OF NET ASSETS
---------------------------------------------------------------------
Exchange-Traded Funds                                      99.9%
Money Market Funds                                          0.1
Net Other Assets and Liabilities                          0.0(1)
                                                         --------
   Total                                                  100.0%
                                                         ========

(1)   Amount is less than 0.1%.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Exchange-Traded Funds*...............................    $   10,723,960    $   10,723,960    $           --    $           --
Money Market Funds...................................             6,981             6,981                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments....................................    $   10,730,941    $   10,730,941    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2022


                                                                                                                FT CBOE VEST
                                                                        FT CBOE VEST        FT CBOE VEST           FUND OF
                                                                           FUND OF             FUND OF          NASDAQ-100(R)
                                                                         BUFFER ETFS      DEEP BUFFER ETFS       BUFFER ETFS
                                                                           (BUFR)              (BUFD)              (BUFQ)
                                                                      -----------------   -----------------   -----------------
ASSETS:
Investments, at value - Affiliated.................................   $     728,433,270   $     541,074,567   $      10,723,960
Investments, at value - Unaffiliated...............................             261,671             145,580               6,981
                                                                      -----------------   -----------------   -----------------
   Total investments, at value.....................................         728,694,941         541,220,147          10,730,941
Cash...............................................................           1,061,809                  --                  --
Receivables:
   Capital shares sold.............................................           5,553,077           1,982,779                  --
   Dividends.......................................................                 107                  53                   9
                                                                      -----------------   -----------------   -----------------
   Total Assets....................................................         735,309,934         543,202,979          10,730,950
                                                                      -----------------   -----------------   -----------------
LIABILITIES:
Payables:
   Investment securities purchased.................................           6,613,896           1,982,547                  --
   Investment advisory fees........................................             132,241              87,940               1,338
                                                                      -----------------   -----------------   -----------------
   Total Liabilities...............................................           6,746,137           2,070,487               1,338
                                                                      -----------------   -----------------   -----------------
NET ASSETS.........................................................   $     728,563,797   $     541,132,492   $      10,729,612
                                                                      =================   =================   =================

NET ASSETS CONSIST OF:
Paid-in capital....................................................   $     761,359,185   $     565,715,106   $      10,968,945
Par value..........................................................             328,000             273,500               5,000
Accumulated distributable earnings (loss)..........................         (33,123,388)        (24,856,114)           (244,333)
                                                                      -----------------   -----------------   -----------------
NET ASSETS.........................................................   $     728,563,797   $     541,132,492   $      10,729,612
                                                                      =================   =================   =================
NET ASSET VALUE, per share.........................................   $           22.21   $           19.79   $           21.46
                                                                      =================   =================   =================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..........................          32,800,002          27,350,002             500,002
                                                                      =================   =================   =================
Investments, at cost - Affiliated..................................   $     760,192,984   $     565,098,431   $      10,968,293
                                                                      =================   =================   =================
Investments, at cost - Unaffiliated................................   $         261,671   $         145,580   $           6,981
                                                                      =================   =================   =================
Total investments, at cost.........................................   $     760,454,655   $     565,244,011   $      10,975,274
                                                                      =================   =================   =================


                        See Notes to Financial Statements                Page 13


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2022


                                                                                                                FT CBOE VEST
                                                                        FT CBOE VEST        FT CBOE VEST           FUND OF
                                                                           FUND OF             FUND OF           NASDAQ-100(R)
                                                                         BUFFER ETFS      DEEP BUFFER ETFS       BUFFER ETFS
                                                                           (BUFR)              (BUFD)            (BUFQ) (a)
                                                                      -----------------   -----------------   -----------------
INVESTMENT INCOME:
Dividends..........................................................   $             589   $             226   $              11
                                                                      -----------------   -----------------   -----------------
   Total investment income.........................................                 589                 226                  11
                                                                      -----------------   -----------------   -----------------

EXPENSES:
Investment advisory fees...........................................           1,237,843             714,342               1,863
                                                                      -----------------   -----------------   -----------------
   Total expenses..................................................           1,237,843             714,342               1,863
                                                                      -----------------   -----------------   -----------------
NET INVESTMENT INCOME (LOSS).......................................          (1,237,254)           (714,116)             (1,852)
                                                                      -----------------   -----------------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated........................................            (436,416)           (269,405)                 --
   In-kind redemptions - Affiliated................................           4,421,636           1,971,617                  --
                                                                      -----------------   -----------------   -----------------
Net realized gain (loss)...........................................           3,985,220           1,702,212                  --
                                                                      -----------------   -----------------   -----------------
Net change in unrealized appreciation (depreciation) on
   investments - Affiliated........................................         (39,802,887)        (26,289,634)           (244,333)
                                                                      -----------------   -----------------   -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................         (35,817,667)        (24,587,422)           (244,333)
                                                                      -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................   $     (37,054,921)  $     (25,301,538)  $        (246,185)
                                                                      =================   =================   =================


(a)   Inception date is June 15, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 14                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                             FT CBOE VEST                              FT CBOE VEST
                                                                FUND OF                                  FUND OF
                                                              BUFFER ETFS                            DEEP BUFFER ETFS
                                                                (BUFR)                                    (BUFD)
                                                 -------------------------------------    --------------------------------------
                                                       YEAR                YEAR                 YEAR                PERIOD
                                                      ENDED                ENDED                ENDED                ENDED
                                                    8/31/2022            8/31/2021            8/31/2022          8/31/2021 (a)
                                                 ----------------    -----------------    -----------------    -----------------
OPERATIONS:
Net investment income (loss)..................   $     (1,237,254)   $        (250,042)   $        (714,116)   $         (90,593)
Net realized gain (loss)......................          3,985,220            8,720,929            1,702,212              817,234
Net change in unrealized appreciation
   (depreciation).............................        (39,802,887)           7,988,398          (26,289,634)           2,265,770
                                                 ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from operations............................        (37,054,921)          16,459,285          (25,301,538)           2,992,411
                                                 ----------------    -----------------    -----------------    -----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.....................        609,077,785          417,166,735          472,088,210          216,796,683
Cost of shares redeemed.......................       (145,221,514)        (137,987,462)         (66,763,156)         (58,680,118)
                                                 ----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..............        463,856,271          279,179,273          405,325,054          158,116,565
                                                 ----------------    -----------------    -----------------    -----------------
Total increase (decrease) in net assets.......        426,801,350          295,638,558          380,023,516          161,108,976

NET ASSETS:
Beginning of period...........................        301,762,447            6,123,889          161,108,976                   --
                                                 ----------------    -----------------    -----------------    -----------------
End of period.................................   $    728,563,797    $     301,762,447    $     541,132,492    $     161,108,976
                                                 ================    =================    =================    =================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.......         12,950,002              300,002            7,700,002                   --
Shares sold...................................         26,200,000           18,750,000           22,900,000           10,550,002
Shares redeemed...............................         (6,350,000)          (6,100,000)          (3,250,000)          (2,850,000)
                                                 ----------------    -----------------    -----------------    -----------------
Shares outstanding, end of period.............         32,800,002           12,950,002           27,350,002            7,700,002
                                                 ================    =================    =================    =================


(a)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 15


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                   FT CBOE VEST
                                                     FUND OF
                                                  NASDAQ-100(R)
                                                   BUFFER ETFS
                                                      (BUFQ)
                                                 ----------------
                                                      PERIOD
                                                      ENDED
                                                  8/31/2022 (b)
                                                 ----------------
OPERATIONS:
Net investment income (loss)..................   $         (1,852)
Net realized gain (loss)......................                 --
Net change in unrealized appreciation
   (depreciation).............................           (244,333)
                                                 ----------------
Net increase (decrease) in net assets resulting
   from operations............................           (246,185)
                                                 ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.....................         10,975,797
Cost of shares redeemed.......................                 --
                                                 ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..............         10,975,797
                                                 ----------------
Total increase (decrease) in net assets.......         10,729,612

NET ASSETS:
Beginning of period...........................                 --
                                                 ----------------
End of period.................................   $     10,729,612
                                                 ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.......                 --
Shares sold...................................            500,002
Shares redeemed...............................                 --
                                                 ----------------
Shares outstanding, end of period.............            500,002
                                                 ================


(b)   Inception date is June 15, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 16                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FT CBOE VEST FUND OF BUFFER ETFS (BUFR)



                                                                      YEAR ENDED AUGUST 31,            PERIOD
                                                                 -------------------------------       ENDED
                                                                      2022             2021        8/31/2020 (a)
                                                                 --------------   --------------   --------------
Net asset value, beginning of period...........................     $  23.30         $  20.41         $  20.05
                                                                    --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.03)           (0.02)              --
Net realized and unrealized gain (loss)........................        (1.06)            2.91             0.36
                                                                    --------         --------         --------
Total from investment operations...............................        (1.09)            2.89             0.36
                                                                    --------         --------         --------
Net asset value, end of period.................................     $  22.21         $  23.30         $  20.41
                                                                    ========         ========         ========
TOTAL RETURN (b)...............................................        (4.68)%          14.16%            1.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $728,564         $301,762         $  6,124
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)..............         0.20%            0.20%            0.20% (d)
Ratio of net investment income (loss) to average net assets....        (0.20)%          (0.20)%          (0.20)% (d)
Portfolio turnover rate (e)....................................            2%               1%               0%


FT CBOE VEST FUND OF DEEP BUFFER ETFS (BUFD)


                                                                      YEAR            PERIOD
                                                                      ENDED           ENDED
                                                                    8/31/2022     8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  20.92         $  20.07
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.03)           (0.01)
Net realized and unrealized gain (loss)........................        (1.10)            0.86
                                                                    --------         --------
Total from investment operations...............................        (1.13)            0.85
                                                                    --------         --------
Net asset value, end of period.................................     $  19.79         $  20.92
                                                                    ========         ========
TOTAL RETURN (b)...............................................        (5.40)%           4.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $541,132         $161,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)..............         0.20%            0.20% (d)
Ratio of net investment income (loss) to average net assets....        (0.20)%          (0.20)% (d)
Portfolio turnover rate (e)....................................            2%               6%


(a)   Inception dates for BUFR and BUFD are August 10, 2020 and January 20,
      2021, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. The ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 17


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FT CBOE VEST FUND OF NASDAQ-100(R) BUFFER ETFS (BUFQ)


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.47
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.00) (b)
Net realized and unrealized gain (loss)........................         0.99 (c)
                                                                    --------
Total from investment operations...............................         0.99
                                                                    --------
Net asset value, end of period.................................     $  21.46
                                                                    ========
TOTAL RETURN (d)...............................................         4.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 10,730
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (e)..............         0.20% (f)
Ratio of net investment income (loss) to average net assets....        (0.20)% (f)
Portfolio turnover rate (g)....................................            0%


(a)   Inception date is June 15, 2022, which is consistent with commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. The ratio does not include these indirect fees and expenses.

(f)   Annualized.

(g)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 18                 See Notes to Financial Statements


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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the three funds (each a "Fund" and collectively, "the Funds")
listed below. The shares of each Fund are listed and traded on the Cboe BZX
Exchange, Inc. ("Cboe BZX").

        FT Cboe Vest Fund of Buffer ETFs - (ticker "BUFR")
        FT Cboe Vest Fund of Deep Buffer ETFs - (ticker "BUFD")
        FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs - (ticker "BUFQ")(1)

(1)   Commenced investment operations on June 15, 2022.

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund.

The investment objective of BUFR is to seek to provide investors with capital appreciation. BUFR seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity
Buffer ETFs ("FT ETFs"). Under normal market conditions, BUFR will invest substantially all of its assets in the FT ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPDR(R) S&P 500(R) ETF Trust ("SPY"), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes)
of SPY losses, over a defined one-year period. Unlike the FT ETFs, BUFR itself does not pursue a defined outcome strategy. The buffer is only provided by the
FT ETFs and BUFR itself does not provide any stated buffer against losses. In order to understand BUFR's strategy and risks, it is important to understand the strategies and risks of the FT ETFs.

The investment objective of BUFD is to seek to provide investors with capital appreciation. BUFD seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Cboe Vest U.S. Equity
Deep Buffer ETFs ("FT DB ETFs"). Under normal market conditions, BUFD will invest substantially all of its assets in the FT DB ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the SPY, up to a predetermined upside cap, while providing a deep buffer against losses between -5% and -30% (before fees, expenses and taxes) of
SPY, over a defined one-year period. Unlike the FT DB ETFs, BUFD itself does not pursue a defined outcome strategy. The buffer is only provided by the FT DB ETFs and BUFD itself does not provide any stated buffer against losses. In order to understand BUFD's strategy and risks, it is important to understand the strategies and risks of the FT DB ETFs.

The investment objective of BUFQ is to seek to provide investors with capital appreciation. BUFQ seeks to achieve its investment objective by providing investors with large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of four FT Cboe Vest Nasdaq-100(R)
Buffer ETFs ("Nasdaq ETFs"). Under normal market conditions, the BUFQ will invest substantially all of its assets in the Nasdaq ETFs, which seek to provide investors with returns (before fees, expenses and taxes) that match the price return of the Invesco QQQ Trust(SM), Series 1 ("QQQ"), up to a predetermined upside cap, while providing a buffer against the first 10% (before fees, expenses and taxes) of QQQ losses, over a defined one-year period. Unlike the
Nasdaq ETFs, BUFQ itself does not pursue a target outcome strategy. The buffer is only provided by the Nasdaq ETFs and the BUFQ itself does not provide any stated buffer against losses. In order to understand the BUFQ's strategy and risks, it is important to understand the strategies and risks of the Nasdaq
ETFs.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                         Page 19

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--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. AFFILIATED TRANSACTIONS

Each of the funds invests in securities of affiliated funds. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statements of Operations.

Amounts related to these investments in BUFQ at August 31, 2022 and for the fiscal period then ended are as follows:


                                                                                CHANGE IN
                                                                                UNREALIZED     REALIZED
                       SHARES AT     VALUE AT                                  APPRECIATION      GAIN        VALUE AT     DIVIDEND
   SECURITY NAME       8/31/2022    6/15/2021     PURCHASES        SALES      (DEPRECIATION)    (LOSS)      8/31/2022      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest
   Nasdaq-100(R)
   Buffer ETF
   - March                131,580  $         --  $  2,728,253  $          --  $      (64,179) $        --  $  2,664,074  $       --
FT Cboe Vest
   Nasdaq-100(R)
   Buffer ETF
   - June                 140,950            --     2,697,425             --         (48,974)          --     2,648,451          --
FT Cboe Vest
   Nasdaq-100(R)
   Buffer ETF
   - September            149,990            --     2,780,203             --         (70,844)          --     2,709,359          --
FT Cboe Vest
   Nasdaq-100(R)
   Buffer ETF
   - December             135,660            --     2,762,412             --         (60,336)          --     2,702,076          --
                                   ------------------------------------------------------------------------------------------------
                                   $         --  $ 10,968,293  $          --  $     (244,333) $        --  $ 10,723,960  $       --
                                   ================================================================================================


                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Amounts related to these investments in BUFR at August 31, 2022 and for the fiscal year then ended are as follows:


                                                                                CHANGE IN
                                                                                UNREALIZED     REALIZED
                       SHARES AT     VALUE AT                                  APPRECIATION      GAIN        VALUE AT     DIVIDEND
   SECURITY NAME       8/31/2022    6/15/2021     PURCHASES        SALES      (DEPRECIATION)    (LOSS)      8/31/2022      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S.
   Equity Buffer ETF
   - January            1,875,751  $ 25,142,439  $ 51,781,383  $ (13,872,416) $   (2,722,812) $   354,014  $ 60,682,608  $       --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - February           1,707,918    25,402,513    51,913,638    (13,432,384)     (4,053,937)     599,725    60,429,555          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - March              1,936,857    25,206,024    51,522,354    (13,738,920)     (2,792,411)     290,997    60,488,044          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - April              2,056,490    25,234,357    52,126,549    (12,372,583)     (5,018,575)     347,104    60,316,852          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - May                1,699,844    25,232,697    50,816,723    (12,711,257)     (3,219,128)     463,405    60,582,440          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - June               1,671,132    25,188,007    50,966,454    (14,248,474)     (1,668,381)     391,063    60,628,669          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - July               1,749,052    25,254,902    51,015,603    (14,147,746)     (1,790,279)     289,662    60,622,142          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - August             1,716,014    25,175,010    51,744,730    (12,557,099)     (4,290,678)     263,089    60,335,052          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - September          1,836,272    24,842,175    51,301,054    (12,417,957)     (2,524,322)     210,780    61,411,730          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - October            1,859,315    24,921,718    51,496,948    (12,218,608)     (3,233,403)     228,794    61,195,449          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - November           1,712,001    25,053,554    52,273,052    (12,295,728)     (4,439,990)     279,821    60,870,709          --
FT Cboe Vest U.S.
   Equity Buffer ETF
   - December           1,917,166    24,997,377    51,802,592    (12,147,744)     (4,048,971)     266,766    60,870,020          --
                                   ------------------------------------------------------------------------------------------------
                                   $301,650,773  $618,761,080  $(156,160,916) $  (39,802,887) $ 3,985,220  $728,433,270  $       --
                                   ================================================================================================



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Amounts related to these investments in BUFD at August 31, 2022 and for the fiscal year then ended are as follows:


                                                                                CHANGE IN
                                                                                UNREALIZED     REALIZED
                       SHARES AT     VALUE AT                                  APPRECIATION      GAIN        VALUE AT     DIVIDEND
   SECURITY NAME       8/31/2022    6/15/2021     PURCHASES        SALES      (DEPRECIATION)    (LOSS)      8/31/2022      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - January            1,458,926  $ 13,402,138  $ 39,401,072  $  (6,461,803) $   (1,574,807) $   168,321  $ 44,934,921  $       --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - February           1,324,768    13,421,030    39,469,105     (6,925,573)     (1,242,867)     197,081    44,918,776          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - March              1,476,336    13,452,408    39,497,594     (6,712,343)     (1,500,627)     158,346    44,895,378          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - April              1,502,479    13,464,511    39,476,749     (6,585,736)     (1,698,280)     161,705    44,818,949          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - May                1,427,561    13,465,196    40,382,460     (5,915,125)     (3,052,706)     189,132    45,068,957          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - June               1,394,956    13,396,029    39,598,356     (6,093,969)     (1,878,876)     161,085    45,182,625          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - July               1,449,238    13,441,726    39,606,254     (5,685,246)     (2,486,503)     137,101    45,013,332          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - August             1,423,581    13,434,043    40,703,849     (5,570,949)     (3,811,209)      87,067    44,842,801          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - September          1,490,389    13,351,278    39,975,135     (5,554,750)     (2,480,405)     105,991    45,397,249          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - October            1,479,176    13,394,736    39,930,524     (5,870,453)     (2,301,669)     106,245    45,259,383          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - November           1,386,309    13,392,943    39,868,258     (5,727,054)     (2,110,948)     103,189    45,526,388          --
FT Cboe Vest U.S.
   Equity Deep
   Buffer ETF
   - December           1,486,873    13,422,261    39,645,471     (5,828,136)     (2,150,737)     126,949    45,215,808          --
                                   ------------------------------------------------------------------------------------------------
                                   $161,038,299  $477,554,827  $ (72,931,137) $  (26,289,634) $ 1,702,212  $541,074,567  $       --
                                   ================================================================================================


                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. During their applicable taxable periods, none of the Funds paid a distribution in 2021 or 2022.

As of August 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                  Accumulated          Net
                                                                                Undistributed     Capital and       Unrealized
                                                                                  Ordinary           Other         Appreciation
                                                                                   Income         Gain (Loss)     (Depreciation)
                                                                                -------------    -------------    --------------
FT Cboe Vest Fund of Buffer ETFs                                                $    (938,038)   $          --    $  (32,185,350)
FT Cboe Vest Fund of Deep Buffer ETFs                                                (558,235)              --       (24,297,879)
FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs                                             --               --          (244,333)


E. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For BUFR, the taxable years ended
2020, 2021, and 2022 remain open to federal and state audit. For BUFD, the taxable years ended 2021 and 2022 remain open to federal and state audit. For
BUFQ, the taxable year ended 2022 remains open to federal and state audit. As of
August 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the
Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, the
Funds had no capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current taxable year may be deferred and treated as occurring on the first day of the following taxable year for federal income tax purposes. At August 31, 2022, the following Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:


                                                                              Qualified Late Year Losses
                                                    Taxable             ---------------------------------------
                                                   Year End             Ordinary Losses          Capital Losses
                                                ---------------         ---------------          --------------
FT Cboe Vest Fund of Buffer ETFs                   31-Aug-22            $       938,038          $           --
FT Cboe Vest Fund of Deep Buffer ETFs              31-Aug-22                    558,235                      --
FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs     31-Aug-22                         --                      --


In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended August 31, 2022, the adjustments for each Fund were as follows:


                                                                                                Accumulated
                                                                               Accumulated      Net Realized
                                                                Taxable       Net Investment    Gain (Loss)        Paid-in
                                                                Year End      Income (Loss)    on Investments      Capital
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest Fund of Buffer ETFs                               31-Aug-22      $      528,207   $   (4,409,409)  $    3,881,202
FT Cboe Vest Fund of Deep Buffer ETFs                          31-Aug-22             155,881       (1,969,024)       1,813,143
FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs                 31-Aug-22               1,852               --           (1,852)


As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                                                                     Net
                                                                                  Gross            Gross          Unrealized
                                                                                Unrealized       Unrealized      Appreciation
                                                                Tax Cost       Appreciation    (Depreciation)   (Depreciation)
                                                             --------------   --------------   --------------   --------------
FT Cboe Vest Fund of Buffer ETFs                             $  760,880,291   $      347,959   $  (32,533,309)  $  (32,185,350)
FT Cboe Vest Fund of Deep Buffer ETFs                           565,518,026          345,694      (24,643,573)     (24,297,879)
FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs                   10,975,274          100,043         (344,376)        (244,333)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.20% of each Fund's average daily net assets. In addition, each Fund incurs pro rata share of fees and expenses attributable to investments in other investment companies
("acquired fund fees and expenses"). The total of the unitary management fee and acquired fund fees and expenses represents each Fund's total annual operating expenses.

First Trust is responsible for each Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management
Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Cboe VestSM Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Funds' sub-advisor and manages each Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of each Fund's assets and will pay Cboe Vest for its services as the
Funds' sub-advisor a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, less Cboe Vest's 50% share of each Fund's expenses for that month.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2022, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest Fund of Buffer ETFs                                              $    9,686,947   $   10,943,082
FT Cboe Vest Fund of Deep Buffer ETFs                                              5,472,036        6,164,106
FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs                                            --               --


For the fiscal period ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
FT Cboe Vest Fund of Buffer ETFs                                              $  609,074,133   $  145,217,834
FT Cboe Vest Fund of Deep Buffer ETFs                                            472,082,791       66,767,031
FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs                                    10,968,293               --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023 for
BUFR and BUFD and June 14, 2024 for BUFQ.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 27


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of FT Cboe
Vest Fund of Buffer ETFs, FT Cboe Vest Fund of Deep Buffer ETFs, and FT Cboe
Vest Fund of Nasdaq-100(R) Buffer ETFs, each a series of the First Trust
Exchange-Traded Fund VIII, including the portfolios of investments, as of August
31, 2022, the related statements of operations, the changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United
States of America.


------------------------------------------------------------------------------------------------------------------------------
          INDIVIDUAL FUNDS                      STATEMENTS OF                STATEMENTS OF                   FINANCIAL
        INCLUDED IN THE TRUST                    OPERATIONS              CHANGES IN NET ASSETS              HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest Fund of Buffer ETFs          For the year ended            For the years ended          For the years ended
                                          August 31, 2022               August 31, 2022 and 2021     August 31, 2022 and 2021,
                                                                                                     and for the period from
                                                                                                     August 10, 2020
                                                                                                     (commencement of
                                                                                                     operations) through
                                                                                                     August 31, 2020
------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest Fund of Deep Buffer ETFs     For the year ended            For the year ended August 31, 2022, and for the period
                                          August 31, 2022               from from January 20, 2021 (commencement of
                                                                        operations) through August 31, 2021
------------------------------------------------------------------------------------------------------------------------------
FT Cboe Vest Fund of Nasdaq-100(R)        For the period from June 15, 2022 (commencement of operations) through
Buffer ETFs                               August 31, 2022
------------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 24, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by each Fund during their applicable taxable period; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends insecurities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $79,789. This figure is comprised of $3,070 paid (or to be paid) in fixed compensation and
$76,719 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $40,974 paid (or to be paid) to senior management of First Trust Advisors L.P. and
$38,815 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the
Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                 ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

     BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT
                     MANAGEMENT AND SUB-ADVISORY AGREEMENTS
                        FT CBOE VEST FUND OF BUFFER ETFS
                     FT CBOE VEST FUND OF DEEP BUFFER ETFS

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the
"Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, the Advisor and Cboe Vest Financial LLC (the
"Sub-Advisor") on behalf of the following two series of the Trust (each a "Fund"
and collectively, the "Funds"):

        FT Cboe Vest Fund of Buffer ETFs (BUFR)
        FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)

The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including, for BUFR, comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; financial data for the Sub-Advisor; any indirect benefits to the
Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust
Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the
Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April
meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the
Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the
Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the
Board noted that each Fund is an actively managed ETF and the Sub-Advisor actively manages the Fund's investments. In addition to the written materials provided by the Sub-Advisor, at the June 12-13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the
Sub-Advisor's day-to-day management of the Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because each Fund invests in underlying ETFs in the First Trust Fund Complex, it incurs acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for each Fund was equal to the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in its Expense Group.
The Board also noted that each Fund's total (net) expense ratio (including acquired fund fees and expenses) was above the median total (net) expense ratio
(including acquired fund fees and expenses, as applicable) of the peer funds in

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

its Expense Group. With respect to the Expense Groups, the Board, at the April
18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs following a fund-of-funds options arbitrage/options strategy, and different business models that may affect the pricing of services among ETF sponsors. The
Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing the performance of BUFR for the one-year period ended December 31, 2021 to the performance of the funds in the Fund's respective Performance Universe and a benchmark index. Based on the information provided, the Board noted that BUFR outperformed its Performance
Universe median for the one-year period ended December 31, 2021 and underperformed its benchmark index for the one-year period ended December 31,
2021. The Board also noted that BUFR invests substantially all of its assets in multiple target outcome ETFs in the First Trust Fund Complex sub-advised by the
Sub-Advisor that seek to provide investors with returns (before fees and expenses) over a defined period of time (typically one year) that match the price return of the SPDR S&P 500 ETF Trust ("SPY"), up to a predetermined cap, while providing a buffer against certain losses on the price return of SPY and considered that the investment strategy of the underlying ETFs limits the comparability of BUFR's performance to that of the funds in its Performance
Universe and its benchmark index. Because BUFD commenced operations on January
20, 2021 and therefore has a limited performance history, comparative performance information for the Fund was not reviewed.

On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to BUFR for the twelve months ended December 31, 2021 and to BUFD for the period from inception through December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2021.
The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor's parent company and considered potential indirect benefits to the Advisor from such ownership interest. In addition, the Board considered that the Advisor, as the investment advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor's statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor's statements that it is the Sub-Advisor's policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP's

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

controlling ownership interest in the Sub-Advisor's parent company. In addition, the Board considered that the Sub-Advisor, as the investment sub-advisor to the underlying ETFs in which each Fund invests, will recognize additional revenue from the underlying ETFs if investment by the Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

      BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND
                            SUB-ADVISORY AGREEMENTS
                 FT CBOE VEST FUND OF NASDAQ-100(R) BUFFER ETFS

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of FT Cboe Vest Fund of Nasdaq-100(R) Buffer ETFs (the "Fund"), and the
Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the
Fund, the Advisor and Cboe Vest Financial LLC (the "Sub-Advisor"), for an
initial two-year term at a meeting held on June 13, 2022. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe;
the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First
Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"),
and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the
Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the
Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. The Board also noted that the Fund would invest substantially all of its assets in multiple defined-outcome ETFs in the First Trust Fund Complex sub-advised by the
Sub-Advisor. Because the Fund had yet to commence investment operations, the

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.20% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee less one-half of the
Fund's expenses. The Board noted that the Advisor and the Sub-Advisor would be responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory
Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because the Fund will invest in underlying ETFs in the First Trust Fund Complex, it will incur acquired fund fees and expenses, which are not payable out of the unitary fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund
(including ETF) and non-fund clients, as applicable. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio
(excluding acquired fund fees and expenses, as applicable) of the peer funds in the Expense Group. The Board also noted that the Fund's total (net) expense ratio (including the estimated acquired fund fees and expenses) was above the median total (net) expense ratio (including acquired fund fees and expenses, as applicable) of the peer funds in the Expense Group. With respect to the Expense
Group, the Board discussed with representatives of the Advisor how the Expense
Group was assembled and how the Fund compared and differed from the peer funds.
The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor's statement that the Fund will be most comparable to three other ETFs in the First
Trust Fund Complex that invest in underlying ETFs, including ETFs in the First
Trust Fund Complex, each of which pays a unitary fee equal to an annual rate of
0.20% of its average daily net assets, two of which are ETFs managed by the
Advisor and the Sub-Advisor that also invest substantially all of their respective assets in multiple defined-outcome ETFs in the First Trust Fund
Complex sub-advised by the Sub-Advisor. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board noted that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund
Complex. The Board took into consideration the types of costs to be borne by the
Advisor in connection with its services to be performed for the Fund under the
Advisory Agreement. The Board considered the Advisor's estimate of the profitability of the Advisory Agreement if the Fund's assets reach $100 million.
The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The
Board considered that the Sub-Advisor would be paid by the Advisor from the
Fund's unitary fee and its understanding that the sub-advisory fee rate was the product of an arm's length negotiation. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor's parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted
that the Advisor will be responsible for trade execution for the Fund and will not utilize soft dollars in connection with the Fund. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP's controlling ownership interest in the Sub-Advisor's parent company. The Board noted the
Sub-Advisor's statement that it does not foresee any indirect benefits from its relationship with the Fund. In addition, the Board considered that the Advisor and the Sub-Advisor, as the investment advisor and the investment sub-advisor, respectively, to the underlying ETFs in which the Fund would invest, will recognize additional revenue from such underlying ETFs if the Fund's investment causes their assets to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

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--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 37


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 39


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        First Trust Income Opportunities ETF (FCEF)
           (formerly known as First Trust CEF Income Opportunity ETF)

        First Trust Flexible Municipal High Income ETF (MFLX) (formerly known as
           First Trust Municipal CEF Income Opportunity ETF (MCEF))

        First Trust Low Duration Strategic Focus ETF (LDSF)

        First Trust Active Factor Large Cap ETF (AFLG)

        First Trust Active Factor Mid Cap ETF (AFMC)

        First Trust Active Factor Small Cap ETF (AFSM)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2022

Shareholder Letter...........................................................  2
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective(s). Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmark(s).

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2022.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST INCOME OPPORTUNITIES ETF (FCEF)

The First Trust Income Opportunities ETF (the "Fund") seeks to provide current income with a secondary emphasis on total return. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of closed-end investment companies and exchange-traded funds that are listed and traded in the United States on registered exchanges. The Fund may invest in closed-end funds and/or ETFs that utilize leverage. The Fund is classified as "diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market
LLC under the ticker symbol "FCEF."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (9/27/16)   5 Years Ended   Inception (9/27/16)
                                              8/31/22         8/31/22          to 8/31/22           8/31/22          to 8/31/22
FUND PERFORMANCE
NAV                                           -14.62%          4.59%              6.11%             25.18%             42.07%
Market Price                                  -14.39%          4.56%              6.11%             24.95%             42.06%

INDEX PERFORMANCE
Russell 3000(R) Index                         -13.28%         11.29%             12.28%             70.69%             98.63%
Blended Benchmark (1)                         -14.38%          3.90%              5.38%             21.10%             36.44%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

-----------------------------
(1)   A blended benchmark (the "Blended Benchmark") comprised 60% of the First
      Trust Equity Closed-End Fund Total Return Index, a cap-weighted index
      (based on NAV) designed to provide a broad representation of the equity based closed-end fund universe, and 40% of the First Trust Taxable Fixed
      Income Closed-End Fund Total Return Index, a cap-weighted index (based on
      NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe, has been selected as a secondary benchmark to provide a more direct correlation to the Fund's underlying portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 60-40 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INCOME OPPORTUNITIES ETF (FCEF) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Eaton Vance Tax-Advantaged Global Dividend
   Income Fund                                     4.6%
Cohen & Steers REIT and Preferred and Income
   Fund, Inc.                                      4.5
Eaton Vance Tax-Advantaged Dividend Income
   Fund                                            4.3
Tekla Healthcare Investors                         3.6
John Hancock Tax-Advantaged Dividend
   Income Fund                                     3.6
Eaton Vance Tax-Advantaged Global Dividend
   Opportunities Fund                              3.5
Tekla Healthcare Opportunities Fund                3.5
Ares Dynamic Credit Allocation Fund, Inc.          3.5
Gabelli Dividend & Income Trust (The)              3.3
Source Capital, Inc.                               3.2
                                                --------
     Total                                        37.6%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
WORLD REGIONS                                  INVESTMENTS
----------------------------------------------------------
North America                                     81.6%
Europe                                            12.9
Asia                                               5.5
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
MARKET CAPITALIZATION                          INVESTMENTS
----------------------------------------------------------
Mega                                              24.3%
Large                                             38.4
Mid                                               27.0
Small                                              7.2
Micro                                              3.1
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
CREDIT QUALITY (2)                             INVESTMENTS
----------------------------------------------------------
AAA                                                5.1%
AA                                                 0.1
A                                                  0.7
BBB                                               16.5
BB                                                27.3
B                                                 33.3
CCC-D                                              9.7
NR                                                 7.3
                                                --------
     Total                                       100.0%
                                                ========


                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    SEPTEMBER 27, 2016 - AUGUST 31, 2022

            First Trust Income       Russell 3000(R)        Blended
            Opportunities ETF             Index            Benchmark
9/28/16          $10,000                 $10,000            $10,000
2/28/17           10,698                  11,058             10,693
8/31/17           11,348                  11,637             11,267
2/28/18           11,572                  12,853             11,410
8/31/18           12,267                  13,993             12,041
2/28/19           12,044                  13,502             11,833
8/31/19           12,658                  14,177             12,452
2/29/20           12,451                  14,434             12,117
8/31/20           12,401                  17,216             12,258
2/28/21           14,636                  19,532             14,085
8/31/21           16,638                  22,903             15,935
2/28/22           15,317                  21,932             14,733
8/31/22           14,205                  19,862             13,645


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

(2) The ratings are provided by Morningstar except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest)
to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF (MFLX)

The First Trust Flexible Municipal High Income ETF (the "Fund") seeks to provide current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund may invest in municipal debt securities of any duration, maturity or credit quality, but will focus on longer duration, higher yielding municipal debt securities, including municipal debt securities that are rated below investment grade or unrated and determined by the Fund's investment advisor, to be of comparable quality, also known as "junk"
bonds. In addition, the Fund may invest up to 10% of its net assets in closed-end investment companies that are listed and traded in the United States on registered exchanges which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes. The Fund is classified as "diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq
Stock Market LLC under the ticker symbol "MFLX."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (9/27/16)   5 Years Ended   Inception (9/27/16)
                                              8/31/22         8/31/22          to 8/31/22           8/31/22          to 8/31/22
FUND PERFORMANCE
NAV                                           -18.91%          0.87%              0.60%              4.44%              3.60%
Market Price                                  -19.16%          0.78%              0.54%              3.96%              3.22%

INDEX PERFORMANCE
Bloomberg Municipal Long Bond (22+)
   Index (1)                                  -14.09%          1.02%              1.03%              5.18%              6.29%
Blended Benchmark (2)                          -9.35%          2.41%              2.30%             12.64%             14.45%
Bloomberg Municipal Bond Index                 -8.63%          1.28%              1.29%              6.55%              7.91%
First Trust Municipal Closed-End
   Fund Index (3)                             -20.78%          0.99%              0.80%              5.05%              4.82%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

-----------------------------
(1)   The Bloomberg Municipal Long Bond (22+) Index will serve as the Fund's new primary benchmark index. The Fund's investment advisor has determined that the Bloomberg Municipal Long Bond (22+) Index provides a more appropriate comparison to Fund returns.

(2)   The Blended Benchmark returns are a 50/50 split between the Bloomberg
      Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index.

(3)   The First Trust Municipal Closed-End Fund Index is a cap-weighted index
      (based on NAV) designed to provide a broad representation of the taxable fixed income closed-end fund universe. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. The Fund's investment advisor has determined that the First Trust Municipal Closed-End Fund Index no longer serves as an appropriate comparison to Fund returns, and therefore, intends to remove it as a benchmark index for the Fund.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF (MFLX) (CONTINUED)

----------------------------------------------------------
                                                  % OF
FUND ALLOCATION                                NET ASSETS
----------------------------------------------------------
Municipal Bonds                                   90.2%
Closed-End Funds                                   6.2
Net Other Assets and Liabilities                   3.6
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                              % OF TOTAL
                                              INVESTMENTS
CREDIT QUALITY (4)                         (INCLUDING CASH)
----------------------------------------------------------
AAA                                                0.4%
AA                                                20.0
A                                                 27.9
BBB                                               16.4
BB                                                 6.3
B                                                  3.2
CCC-D                                              0.0*
NR                                                24.8
Cash                                               1.0
                                                --------
     Total                                       100.0%
                                                ========

*Amount is less than 0.1%.


                                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               SEPTEMBER 27, 2016 - AUGUST 31, 2022

            First Trust Flexible       Bloomberg Municipal                       Bloomberg        First Trust Municipal
               Municipal High            Long Bond (22+)          Blended        Municipal           Closed-End Fund
                 Income ETF                   Index              Benchmark       Bond Index               Index
9/28/16           $10,000                    $10,000              $10,000         $10,000                $10,000
2/28/17             9,433                      9,614                9,765           9,758                  9,359
8/31/17             9,919                     10,105               10,161          10,128                  9,978
2/28/18             9,415                     10,027               10,118          10,003                  9,399
8/31/18             9,613                     10,235               10,497          10,178                  9,693
2/28/19             9,889                     10,235               10,679          10,416                 10,017
8/31/19            10,858                     11,375               11,470          11,066                 11,182
2/29/20            11,086                     11,875               11,950          11,402                 11,415
8/31/20            10,977                     11,722               11,722          11,424                 11,273
2/28/21            11,636                     11,884               12,102          11,522                 11,971
8/31/21            12,775                     12,372               12,625          11,813                 13,231
2/28/22            11,446                     11,939               12,270          11,448                 11,818
8/31/22            10,360                     10,629               11,445          10,791                 10,482


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

(4) This represents the municipal and closed-end fund holdings in the Fund. The ratings for the Municipal Bond portion of the Fund are by S&P Global Ratings,
Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The ratings for the CEF portion of the fund are provided by Morningstar. A credit rating is an assessment provided by a nationally recognized statistical rating organization
(NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).
Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)

The First Trust Low Duration Strategic Focus ETF (the "Fund") seeks to generate current income, with a secondary objective of preservation of capital. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S.-listed exchange-traded funds ("ETFs") that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. The Fund is classified as
"diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "LDSF."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               AVERAGE ANNUAL        CUMULATIVE
                                                                                               TOTAL RETURNS        TOTAL RETURNS
                                                                              1 Year Ended   Inception (1/3/19)  Inception (1/3/19)
                                                                                8/31/22          to 8/31/22          to 8/31/22
FUND PERFORMANCE
NAV                                                                              -4.98%            0.81%                2.99%
Market Price                                                                     -4.99%            0.79%                2.93%

INDEX PERFORMANCE
Blended Benchmark(1)                                                             -6.72%            1.47%                5.48%
Bloomberg 1-5 Year Government/Credit Index                                       -5.85%            0.87%                3.21%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

-----------------------------
(1)   The Blended Benchmark consists of the following two indexes: 80% of the
      Bloomberg 1-5 Year Government/Credit Index which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a maturity between one and five years; and 20% of the ICE BofA US High Yield Constrained Index
      which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 80-20 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF) (CONTINUED)

----------------------------------------------------------
                                                  % OF
FUND ALLOCATION                                NET ASSETS
----------------------------------------------------------
Municipal Bonds                                   90.2%
Closed-End Funds                                   6.2
Net Other Assets and Liabilities                   3.6
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                              % OF TOTAL
                                              INVESTMENTS
CREDIT QUALITY (4)                         (INCLUDING CASH)
----------------------------------------------------------
AAA                                                0.4%
AA                                                20.0
A                                                 27.9
BBB                                               16.4
BB                                                 6.3
B                                                  3.2
CCC-D                                              0.0*
NR                                                24.8
Cash                                               1.0
                                                --------
     Total                                       100.0%
                                                ========

*Amount is less than 0.1%.


                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          JANUARY 3, 2019 - AUGUST 31, 2022

             First Trust Low
            Duration Strategic        Blended          Bloomberg 1-5 Year
                Focus ETF            Benchmark       Government/Credit Index
1/3/19           $10,000              $10,000                $10,000
2/28/19           10,210               10,151                 10,037
8/31/19           10,453               10,564                 10,433
2/29/20           10,648               10,789                 10,676
8/31/20           10,672               11,059                 10,926
2/28/21           10,781               11,190                 10,924
8/31/21           10,839               11,309                 10,962
2/28/22           10,655               11,012                 10,683
8/31/22           10,299               10,548                 10,321


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)

The First Trust Active Factor Large Cap ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies. The Fund defines large capitalization companies as those that, at the time of investment, have a minimum market capitalization equal to or greater than the minimum market capitalization of a widely recognized index of large capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The
Fund is classified as "non-diversified" under the Investment Company Act of
1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca,
Inc., under the ticker symbol "AFLG."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              AVERAGE ANNUAL    CUMULATIVE
                                                                                              TOTAL RETURNS    TOTAL RETURNS
                                                                                                Inception        Inception
                                                                              1 Year Ended      (12/3/19)        (12/3/19)
                                                                                8/31/22         to 8/31/22      to 8/31/22
FUND PERFORMANCE
NAV                                                                             -11.18%            7.51%          21.98%
Market Price                                                                    -11.22%            7.47%          21.88%

INDEX PERFORMANCE
S&P 500(R) Index                                                                -11.23%           11.16%          33.67%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            25.6%
Health Care                                       13.7
Financials                                        10.9
Industrials                                       10.1
Consumer Discretionary                             9.5
Communication Services                             6.3
Consumer Staples                                   5.4
Energy                                             5.1
Utilities                                          4.8
Materials                                          4.7
Real Estate                                        3.9
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Apple, Inc.                                        6.7%
Microsoft Corp.                                    3.8
Alphabet, Inc., Class A                            3.0
Berkshire Hathaway, Inc., Class B                  2.3
Exxon Mobil Corp.                                  1.8
Pfizer, Inc.                                       1.4
Amazon.com, Inc.                                   1.4
Chevron Corp.                                      1.3
NVR, Inc.                                          1.1
General Dynamics Corp.                             1.1
                                                --------
     Total                                        23.9%
                                                ========

                                                                         Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG) (CONTINUED)


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             DECEMBER 3, 2019 - AUGUST 31, 2022

             First Trust Active        S&P 500(R)
            Factor Large Cap ETF         Index
12/3/19           $10,000               $10,000
2/29/20             9,344                 9,595
8/31/20            10,667                11,479
2/28/21            11,677                12,597
8/31/21            13,733                15,058
2/28/22            13,311                14,663
8/31/22            12,198                13,367


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)

The First Trust Active Factor Mid Cap ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80%
of its net assets (including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies. The Fund defines mid capitalization companies as those that, at the time of investment, have a market capitalization between the minimum and maximum market capitalization of a widely recognized index of mid capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum;
(iii) quality; and (iv) low volatility. The Fund is classified as
"non-diversified" under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc., under the ticker symbol "AFMC."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              AVERAGE ANNUAL    CUMULATIVE
                                                                                              TOTAL RETURNS    TOTAL RETURNS
                                                                                                Inception        Inception
                                                                              1 Year Ended      (12/3/19)        (12/3/19)
                                                                                8/31/22         to 8/31/22      to 8/31/22
FUND PERFORMANCE
NAV                                                                             -14.04%           5.19%           14.91%
Market Price                                                                    -14.01%           5.19%           14.91%

INDEX PERFORMANCE
S&P MidCap 400(R) Index                                                         -10.37%           9.31%           27.64%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Industrials                                       19.0%
Information Technology                            13.6
Financials                                        13.2
Consumer Discretionary                            12.3
Health Care                                       11.6
Materials                                          7.4
Real Estate                                        7.2
Consumer Staples                                   4.4
Energy                                             4.4
Utilities                                          4.4
Communication Services                             2.5
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Steel Dynamics, Inc.                               1.8%
Reliance Steel & Aluminum Co.                      1.5
Builders FirstSource, Inc.                         1.4
AutoNation, Inc.                                   1.3
Molina Healthcare, Inc.                            1.3
United Therapeutics Corp.                          1.3
Dick's Sporting Goods, Inc.                        1.2
Omega Healthcare Investors, Inc.                   1.1
Carlisle Cos., Inc.                                1.0
UGI Corp.                                          1.0
                                                --------
     Total                                        12.9%
                                                ========

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC) (CONTINUED)


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
         DECEMBER 3, 2019 - AUGUST 31, 2022

            First Trust Active        S&P MidCap
            Factor Mid Cap ETF       400 (R) Index
12/3/19          $10,000                $10,000
2/29/20            9,126                  9,181
8/31/20            9,314                  9,838
2/28/21           11,858                 12,834
8/31/21           13,367                 14,242
2/28/22           12,705                 13,857
8/31/22           11,491                 12,764


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)

The First Trust Active Factor Small Cap ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies. The Fund defines small capitalization companies as those that, at the time of investment, have a market capitalization between a minimum of $250 million and the maximum market capitalization of a widely recognized index of small capitalization companies based upon the composition of the index at the time of investment. The Fund is actively managed primarily relying on a multi-factor quantitative methodology with active risk management to construct a portfolio of securities exhibiting exposures to one or more investing factors. The multi-factor quantitative methodology currently used by the Fund may take into account the following factors: (i) value; (ii) momentum; (iii) quality; and (iv) low volatility. The
Fund is classified as "non-diversified" under the Investment Company Act of
1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca,
Inc., under the ticker symbol "AFSM."


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              AVERAGE ANNUAL    CUMULATIVE
                                                                                              TOTAL RETURNS    TOTAL RETURNS
                                                                                                Inception        Inception
                                                                              1 Year Ended      (12/3/19)        (12/3/19)
                                                                                8/31/22         to 8/31/22      to 8/31/22
FUND PERFORMANCE
NAV                                                                             -13.52%           5.85%           16.90%
Market Price                                                                    -13.46%           5.84%           16.85%

INDEX PERFORMANCE
Russell 2000(R) Index                                                           -17.88%           6.54%           18.98%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 15.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Health Care                                       18.6%
Industrials                                       14.6
Financials                                        14.2
Information Technology                            13.8
Consumer Discretionary                            11.2
Energy                                             6.9
Consumer Staples                                   6.0
Real Estate                                        5.6
Materials                                          4.6
Utilities                                          2.7
Communication Services                             1.8
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Weis Markets, Inc.                                 1.2%
Lantheus Holdings, Inc.                            1.0
Mueller Industries, Inc.                           1.0
Amphastar Pharmaceuticals, Inc.                    1.0
Otter Tail Corp.                                   0.9
SpartanNash Co.                                    0.9
Ingles Markets, Inc., Class A                      0.9
Encore Wire Corp.                                  0.9
Boise Cascade Co.                                  0.9
Louisiana-Pacific Corp.                            0.9
                                                --------
     Total                                         9.6%
                                                ========

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM) (CONTINUED)


          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 3, 2019 - AUGUST 31, 2022

             First Trust Active        Russell 2000(R)
            Factor Small Cap ETF            Index
12/3/19           $10,000                  $10,000
2/29/20             8,981                    9,244
8/31/20             9,297                    9,851
2/28/21            12,461                   13,958
8/31/21            13,518                   14,489
2/28/22            12,977                   13,118
8/31/22            11,690                   11,898


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


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NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                         Page 15

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PORTFOLIO COMMENTARY
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Income Opportunities ETF (the "Fund") and is
responsible for the selection and ongoing monitoring of the securities in the
Fund's portfolio and certain other services necessary for the management of the portfolio.

PORTFOLIO MANAGEMENT

Ken Fincher, Senior Vice President of First Trust, is the Fund's portfolio manager and has responsibility for the day-to-day management of the Fund's investment portfolio. Mr. Fincher has nearly 30 years of experience in financial markets. His current responsibilities include management of two First Trust exchange-traded funds and separately managed accounts that invest primarily in closed-end funds. He has also helped develop new product structures in the closed-end fund space. Mr. Fincher has been named Outstanding Individual
Contributor to the Closed-End Fund Sector in 2007, 2006, 2005 and 2004 by
financial analysts and his peers in the closed-end fund community and served on the Closed-End Fund committee of the Investment Company Institute. Mr. Fincher received a B.A. in financial administration from Michigan State University and an M.B.A. from Loyola University Graduate School of Business.

                                   COMMENTARY

MARKET RECAP

Equity and taxable fixed income closed-end funds, while initially enjoying strong returns during the first few months of the 12-month period ended August
31, 2022, turned lower on rising geo-political and economic risks. The Russian invasion of Ukraine in February 2022, along with soaring inflation, caused investors to rethink their investment outlook. Beginning in March 2022, the
Federal Open Market Committee ("FOMC") moved quickly, in an effort to fight inflation, by beginning to raise short-term interest rates. Over the next four
FOMC meetings, they raised rates four times by a total of 225 basis points
("bps") through the end of the 12-month period ended August 31, 2022. The action by the Fed to fight inflation, along with other news, caused early gains by closed-end funds to be quickly erased. Both share prices and underlying net asset values were hit as investor confidence was shaken but the selloff in share price would outpace that of net asset value thus causing overall discounts to net asset value for the funds to widen.

Discounts to net asset value ("NAV") overall widened over 12-month period ended
August 31, 2022. The Fund did experience a slight narrowing of discounts in the equity-focused holding, to -5.01% on average from -5.23% (as of August 31,
2021). Taxable Fixed Income closed-end funds in the portfolio saw the average premium to NAV they held at the end of the last fiscal year move to an average discount of -3.97% by the end of fiscal year 2022. The Fund's overall discount expanded during the same period from -3.94% to -5.36%.

PERFORMANCE ANALYSIS

On a NAV basis for the 12-month period ended August 31, 2022, the Fund provided a total return of -14.62%. The Fund's Blended Benchmark (the "Blended
Benchmark") consists of 60% of the First Trust Equity Closed-End Fund Total
Return Index and 40% of the First Trust Taxable Fixed Income Closed-End Fund
Total Return Index and provided a total return of -14.38% over the same period.
The Fund's broad based benchmark, the Russell 3000(R) Index, returned -13.28%
during the same period. The Fund's NAV total return for the same period underperformed the total return of both the Blended Benchmark and the Russell
3000(R) Index by 24 bps and 134 bps, respectively. The Fund's share price return of -14.39% underperformed the total return of both the Blended Benchmark and the
Russell 3000(R) Index by 1 basis point and 111 bps, respectively, for the same period.

The primary factor resulting in the slight underperformance relative to the
Blended Benchmark was the security selection within the equity closed-end fund space. As the market turned, the Fund's overweight position in growth sectors, namely the Information Technology and Health Care sectors, were a drag on absolute performance as well as performance versus the Blended Benchmark.

During the 12-month period ended August 31, 2022, the Fund continued to make a conscious effort to pay out more of the distributions received from the underlying holdings and was able to raise the distribution three times during the same period (+11.90%).

MARKET AND FUND OUTLOOK

In the short-term, we believe the closed-end fund market is going to be hard pressed to find a sense of direction based on three outstanding issues. First, it appears the FOMC will continue to aggressively raise interest rates until they are able to tamp inflation down to more manageable levels. Next, the slowing of the economy brought about by the raising of interest rates may ultimately push the economy into a recession; the duration and severity of which are still up for debate. And finally, the health of the global supply chain is still an issue. The question remains when will shortages begin to dissipate?


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

We believe that until we get more clarity regarding these three issues, the closed-end fund markets, like markets in general, will struggle with direction.
We will continue to experience periods of weakness as well as periods of strength. We believe the key is to take advantage of the down days and put money to work, albeit slowly, consistent with a long-term investment outlook. While these periods of malaise can be trying for many retail investors as share prices fall and discounts widen, we believe the closed-end fund strategy does produce an attractive level of income which may hold many investors over until better days become more common, in our opinion.

We expect the Fund to carry a larger allocation to cash and short-term investments in the months ahead. While this may not be a good long-term strategy, we believe for the short term it may afford more dry powder to take advantage of investment opportunities.

During these uncertain times, it is important to stay active in managing closed-end fund exposure.

                                                                         Page 17

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PORTFOLIO COMMENTARY (CONTINUED)
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust serves as the investment advisor to the First Trust Flexible
Municipal High Income ETF (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

The following persons serve as portfolio managers of the Fund.

JOHNATHAN N. WILHELM, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF
   FIRST TRUST
KEN FINCHER, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST
TOM BYRON, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Ken Fincher has served as part of the portfolio management team of the Fund since 2016 and Johnathan Wilhelm and Tom Byron have each served as part of the portfolio management team of the Fund since 2022.

                                   COMMENTARY

The First Trust Flexible Municipal High Income ETF is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek to provide current income.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund may invest in municipal debt securities of any duration, maturity or credit quality, but will focus on longer duration, higher yielding municipal debt securities, including municipal debt securities that are rated below investment grade or unrated and determined by the Fund's investment advisor, to be of comparable quality, also known as "junk" bonds. In addition, the Fund may invest up to 10% of its net assets in closed-end investment companies that are listed and traded in the United States on registered exchanges which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes.

On April 12, 2022, First Trust Advisors L.P. announced that the shareholders of
First Trust Municipal CEF Income Opportunity ETF (Nasdaq: MCEF) ("MCEF"), a
series of First Trust Exchange-Traded Fund VIII (the "Trust"), voted at a shareholder meeting to approve certain changes to MCEF's principal investment strategies. MCEF converted from its then current fund-of-funds investment strategy to one that seeks to provide the same investment objective of current income by investing directly in municipal debt securities. The Fund has the ability to invest up to 10% of its net assets in closed-end investment companies that invest primarily in municipal debt securities. Furthermore, MCEF was renamed "First Trust Flexible Municipal High Income ETF" and MCEF's ticker symbol was changed to "MFLX." The portfolio management team began to purchase individual municipal bonds on April 14, 2022 and completed the initial transition into a predominantly individual municipal bond portfolio on May 20,
2022.

MARKET RECAP

For the 12-month period ended August 31, 2022, municipal bonds generated a total return of -8.63% as measured by the Bloomberg Municipal Bond Index. During the same period, the Bloomberg Municipal Long Bond (22+) Index (the "Benchmark")
produced a total return of -14.09%. By comparison, the Bloomberg U.S. Treasury
Index generated a total return of -10.81% during the same period. The following were major factors in explaining the municipal bond market's performance:

      o     Over the past year, U.S. Treasury rates increased all along the yield curve and municipal interest rates followed U.S. Treasury yields higher. During the 12-month period ended August 31, 2022,
            10-Year and 30-Year U.S. Treasury yields increased by approximately
            191 basis points ("bps") and 138 bps, respectively.

      o     Large industry-wide mutual fund and exchange-traded fund ("ETF")
            outflows resulted in funds selling municipal bonds to meet redemptions, which put additional pressure on municipal bond prices.
            For the 12-month period ended August 31, 2022, municipal fund outflows totaled approximately $86.7 billion.


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

      o     According to data from Municipal Market Analytics, Inc., the number of municipal bond defaults was lower year-to-date compared to a year ago while the par value of defaulted bonds rose modestly. Through
            August 31, 2022, the number and par value of municipal bond defaults totaled 31 and $2.67 billion, respectively, compared with 48 defaults and $2.38 billion for the same period a year ago.

      o     New issue municipal bond supply has been lower year-to-date compared to figures from a year ago. Through August 31, 2022, year-to-date issuance was $273.7 billion, down approximately 14% compared to the same period a year ago.

      o     As a result of these factors, municipal bond yields rose, credit spreads widened, and municipal bond prices declined.

PERFORMANCE ANALYSIS

The Fund's net asset value ("NAV") and market performance for the 12-month period ended August 31, 2022, was -18.91% and -19.16%, respectively, compared with the Benchmark's return of -14.09%, the Bloomberg Municipal Bond Index total return of -8.63%, the Blended Benchmark total return of -9.35%, and the First
Trust Municipal Closed-End Fund Index of -20.78%.

As of August 31, 2022, the Fund's market price of $16.67 represented a discount of 0.71% to its NAV of $16.79. The market value of the Fund's shares fluctuates from time to time and may be higher or lower than the Fund's NAV. The distribution paid on August 31, 2022, of $0.054, represents a tax-exempt annualized distribution rate of 3.89% based on the Fund's closing market price of $16.67 on August 31, 2022. The Fund's distribution rate is not constant and is subject to change over time based on the performance of the Fund.

As noted above, since the Fund converted from investing primarily in municipal closed-end funds ("municipal CEFs") to a fund investing in individual municipal bonds and an opportunistic sleeve of up to 10% municipal CEFs on April 14, 2022, the performance discussion below will focus on performance since the transition.
From April 14, 2022, to August 31, 2022, relative to the Benchmark, the Fund's underweight allocation to bonds with an average maturity of 18+ years was a positive contributor to Fund performance. The Fund's underweight allocation to bonds with an effective duration of 10+ years was also a positive contributor to
Fund performance. During the reporting period from April 14, 2022 to August 31,
2022, in regard to the Fund's maturity allocation and duration apportionments, there were no negative contributors to the Fund's performance.

Regarding credit rating allocation, the Fund's selection of bonds in the AA, A, and BBB credit rating categories were all positive contributors to Fund performance relative to the Benchmark. In addition, to a smaller degree, the
Fund's allocation and selection to BB and non-rated bonds was a positive contributor to Fund performance relative to the Benchmark. No credit rating categories were a negative contributor to Fund performance relative to the
Benchmark.

MARKET OUTLOOK

According to Fed Funds Futures (Bloomberg WIRP function), as of August 31, 2022, approximately 6.4 interest rate hikes are expected from September 21, 2022, through March 22, 2023. During the remainder of 2022 and first quarter of 2023, we expect longer U.S. Treasury rates to become range-bound, in our opinion. For example, regarding the 10-Year U.S. Treasury, we expect the bond to trade within a range of 3.25%-3.75% and would not be surprised if the yield curve inverts more significantly, whereby 2-year yields are significantly higher than 10-year yields. We believe the Federal Reserve will raise rates by 75 bps at the
September 21 meeting, and another 50 bps at both the November and December 2022 meetings. If these rate increases occur, the Federal Funds rate will end the year at approximately 4.00%-4.25%. Thus, we believe short term U.S. Treasury rates will be significantly higher than 10-Year Treasury rates by year-end.

Regarding municipal bonds, rates have also increased dramatically during the first eight months of 2022. As of August 31, 2022, AAA 5-Year, 10-Year, and
30-Year municipal rates have increased by approximately 173 bps, 156 bps, and
180 bps, to 2.32%, 2.59% and 3.29%, respectively. During the remainder of 2022, we believe municipal rates will become range-bound, or even rally, if two key events occur: (1) U.S. Treasury rates do in fact stabilize within a reasonably tight range; and (2) mutual fund/ETF outflows moderate. We believe that municipal rates and taxable equivalent yields are now attractive for high wage earners. If we see rates stabilize, we believe retail investors will begin purchasing municipal bonds more aggressively and fund outflows will moderate.
For the fourth quarter of 2022 and first half of 2023, in our opinion, we do expect the municipal market to produce positive total returns, as we expect interest rates to become broadly stable or range-bound, and the additional coupon income generated from higher interest rates and coupon payments to offset any relatively small declines in municipal bond prices. We especially like "A"
rated municipal bonds in certain sectors which have seen distinct credit spread widening, including hospitals, airports and gas bonds.

                                                                         Page 19

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

Credit quality remains healthy in the municipal bond market. Defaults and credit rating downgrades remain favorable. Therefore, credits spreads widening or narrowing should be, in our opinion, primarily driven by the direction of U.S.
Treasury rates and municipal mutual fund/ETF fund flows. However, given an expected slowdown in the U.S. economy, we anticipate focusing on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. Within the high yield municipal universe, we plan to focus on higher credit quality securities and reduce exposure to lower rated high yield borrowers.

With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust serves as the investment advisor to the First Trust Low Duration
Strategic Focus ETF (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

The Fund's portfolio is managed by a team of portfolio managers consisting of:

DANIEL J. LINDQUIST, MANAGING DIRECTOR OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT OF FIRST TRUST
WILLIAM HOUSEY, SENIOR VICE PRESIDENT OF FIRST TRUST
STEVE COLLINS, VICE PRESIDENT OF FIRST TRUST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2019.

                                   COMMENTARY

MARKET RECAP

Over the last 12 months, persistently high inflation, the Federal Reserve's (the
"Fed") pivot from monetary accommodation and the Russian invasion of Ukraine in
February 2022 resulted in a shift in the markets focus from economic growth to concern that recession risk may be meaningfully pulled forward. Interest rates were higher across the board and the U.S. Treasury yield curve inverted between the 2-Year and 10-Year Treasuries. On August 31, 2021, the 2-Year U.S. Treasury
yield was 0.21% and by August 31, 2022, it had increased to 3.48% while the
10-Year U.S. Treasury increased from 1.31% to 3.19%. Over the last 12 months, the Fed increased the target range for the Federal Funds rate from 0 - 0.25% to
2.25 - 2.50%. Higher rates were a headwind for broad based fixed income assets as the Bloomberg US Aggregate Bond Index returned -11.52% and high yield bonds, reflected in the ICE BofA US High Yield Constrained Index, declined -10.43% as high yield spreads increased from 322 basis points ("bps") to 505.

In the fourth quarter of 2021, the Fed moved on from its belief that inflation would be transitory, conceding that while it initially may have been limited to areas related to the reopening of the economy and supply chain, it had broadened and accelerated. At the December 2021 Federal Open Market Committee ("FOMC")
meeting, they announced an accelerated pace of asset purchase tapering and a more hawkish path for increasing its policy rate.

In February 2022, the Russian invasion of Ukraine sent a shockwave through global risk markets, including a spike in oil and commodity prices, further exacerbating inflationary pressure. In response, the Fed increased the target range for the Federal Funds rate by a quarter percentage point at the March 2022
FOMC meeting and indicated additional rate hikes would be forthcoming throughout the year. Through the second quarter of 2022, the curve continued to flatten and ultimately 2-Year and 10-Year Treasuries inverted.

By mid-summer 2022, inflation remained at the highest levels in decades inducing the Fed to hike the Federal Funds rate 75 bps at the June 2022 FOMC meeting.
Amidst a backdrop of slowing growth and very high inflation with a significant
Fed response, risk assets tumbled in the second quarter of 2022 as high yield bond spreads widened 245 bps and the S&P 500(R) Index declined -16.10%.

PERFORMANCE ANALYSIS

For the 12-month period ended August 31, 2022, the Fund returned -4.98% based on net asset value ("NAV") and -4.99% based on market price, while the Bloomberg
1-5 Year Government/Credit Index, the Fund's primary benchmark (the "Benchmark")
returned -5.85%. The Fund's NAV return outperformed the Blended Benchmark (80%
Bloomberg 1-5 Year Government/Credit Index and 20% ICE BofA US High Yield
Constrained Index), by 174 bps (-4.98% versus -6.72%). The Fund's share price return outperformed by 173 bps over the same period.

The negative returns for the Fund reflected the impact higher interest rates had on fixed income assets while the relative outperformance was largely driven by the Fund's lower duration relative to the Benchmark. The Benchmark is a broad based, non-securitized component of the Bloomberg US Aggregate Bond Index with securities that have maturities between 1 and 5 years. Over the period, the
Fund's duration profile was, on average, 60% lower than the Benchmark's duration, benefitting relative performance as market rates rose.

                                                                         Page 21

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

Exposure to ultra short securities and senior loans contributed to outperformance as the First Trust Enhanced Short Maturity ETF returned -0.17%
and the Fund's holding in the First Trust Senior Loan Fund ("FTSL") returned
-1.04% on a NAV basis, performing better than the Benchmark. The floating nature of senior loan coupon structures enabled FTSL to hold up well relative to longer duration asset types as interest rates moved higher. The Fund's largest holding, the First Trust Low Duration Opportunities ETF, which has been defensively positioned in low duration mortgage-backed securities, also outperformed the
Benchmark, returning -2.84% over the period.

Exposure to emerging market debt was a drag on performance as U.S. Dollar strength weighed on the sector. The U.S. Dollar Index rose from 92.63 on August
31, 2021 to 104.69 on June 30, 2022 when the Fund exited the position in the emerging market debt fund, the First Trust Emerging Markets Local Currency Bond
ETF, which was down -19.48% over the same period. The Fund's position in the
First Trust Tactical High Yield ETF ("HYLS"), which holds high yield bonds and senior loans, was down -10.66% over the 12-month period ended August 31, 2022.
Much of this negative performance in HYLS occurred during the second quarter of
2022 when risk assets sold off sharply. High yield credit spreads widened 245 bps during the second quarter of 2022 as the market started to price in the risk of a recession and HYLS was also negatively impacted by its use of leverage in the second quarter of 2022.

MARKET AND FUND OUTLOOK

Due to persistently high inflation, the Fed has continued to reiterate its commitment to lowering inflation to its 2% target. The Federal Funds rate was increased by 75 bps in each of the last three FOMC meetings, moving the upper bound target rate to 3.25%. We expect the Fed to continue to raise rates into the next year, stabilizing the Federal Funds terminal rate around 4.5% before pausing further rate increases and observing the implications of such a dramatic move in interest rates over such a short period of time. Importantly, given that the Fed's dual mandate centers on inflation and employment, both of which are typically lagging indicators with respect to overall economic activity, we believe the risk of a policy error by the Fed that results in recession has increased dramatically for 2023.

Therefore, as the Fed continues to raise the Federal Funds rate, we continue to favor duration profiles short of the Benchmark, but, due to more balanced risks and rising recession risk, we believe duration extension is warranted.
Furthermore, given the potential for a shorter business cycle and increasing recession risk in 2023, we believe it is prudent to increase credit quality.


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust serves as the investment advisor to the First Trust Active Factor
Large Cap ETF ("AFLG"), the First Trust Active Factor Mid Cap ETF ("AFMC"), and
the First Trust Active Factor Small Cap ETF ("AFSM") (each a "Fund" and collectively, the "Funds"). First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios, managing the
Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

                           PORTFOLIO MANAGEMENT TEAM

Each Fund's portfolio is managed by a team (the "Investment Committee")
consisting of:

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR
   OF FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST
STAN UELAND, SENIOR VICE PRESIDENT OF FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT OF FIRST TRUST
CHRIS BUSH, VICE PRESIDENT OF FIRST TRUST
ERIK RUSSO, VICE PRESIDENT OF FRIST TRUST

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Funds. Each Investment Committee member has served as a part of the portfolio management team of the Funds since 2019, except for
Chris Bush, who has served as a member of the portfolio management team since
2021, and Erik Russo, who has served as a member of the portfolio management team since 2022.

                                   COMMENTARY

MARKET RECAP

Equity markets lost ground over the 12-month period ended August 31, 2022, as tightening monetary policy, flagging earnings and reduced sentiment sent shares lower. With inflation levels touching over 9% and near 40-year highs, the
Federal Reserve (the "Fed") raised short-term interest rates from near zero to
2.5% as of August 31, 2022. The twin threats of inflation and higher rates have overwhelmed market sentiment despite a low unemployment rate, cash-rich consumer balance sheets, and a significant return of demand for consumer services. It's now obvious that the U.S. stock market is pricing in a significant risk of a recession after only a modest probability at the beginning of 2022. The S&P
500(R) Index profits are still expected to grow close to 10% in 2022; however, expectations have started to move lower as the economy slows and many corporations see lower margins due to persistent inflation. Energy sector stocks were by far the top sector performers within the S&P 500(R) Index during the
12-month period ended August 31, 2022, with a couple defensive sectors also posting positive returns. The Energy sector benefited from a reopening economy and a lack of supply, which drove prices and profit margins higher, while the
Utilities and Consumer Staples sectors outperformed due to a risk-off environment which led to more market demand for these stocks. By contrast, the
Communication Services, Consumer Discretionary, and Information Technology
sectors all lagged the broader market. All three sectors favor long-duration equities that were hampered by rising rates and faced difficult comparisons to the one year-ago period as the trend to digitization sped up during the coronavirus pandemic. On a size basis, the S&P 500(R) Index, generally a proxy for large capitalization stocks, outpaced the Russell 2000(R) Index, a small cap proxy, during the 12-month period ended August 31, 2022, with a return of
-11.23%, while the Russell 2000(R) Index returned -17.88% over the same period.
The S&P Midcap 400(R) Index performed the best with a return of -10.37% over the same period.

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (THE "FUND" OR "AFLG")

FUND PERFORMANCE

The Fund returned -11.18% on a net asset value ("NAV") basis and -11.22% on a market price basis over the 12-month period ended August 31, 2022. The S&P
500(R) Index (the "Benchmark") returned -11.23% over the same period. The Fund paid total distributions of $0.2715 per share over the period.

The inline performance can be attributed to a mixed year for factor returns with value and low volatility stocks benefiting the Fund's performance, while stocks with momentum and quality factors were headwinds for Fund performance. The momentum factor lagged by a wide margin as the market continued to search for leadership. Sharp reversals in the market tend to lead to poor performance for the momentum factor. Despite its defensive nature, the quality factor lagged the broader market as investors favored more defensive sectors over strong balance

                                                                         Page 23


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

sheets and high profitability. On the positive side, the value factor showed strong performance as more expensive stocks lagged the broader market. Investors flocked to the low volatility factor as a safety trade given fears of recession.
Single stock selection was a drag on relative performance, while industry allocation was a benefit to the Fund's performance.

FIRST TRUST ACTIVE FACTOR MID CAP ETF (THE "FUND" OR "AFMC")

FUND PERFORMANCE

The Fund returned -14.04% on a NAV basis and -14.01% on a market price basis over the 12-month period ended August 31, 2022. The S&P Midcap 400(R) Index (the
"Benchmark") returned -10.37% over the same period. The Fund paid total distributions of $0.2798 per share over the period.

The underperformance can be attributed to a mixed year for factor returns with value and low volatility benefiting performance, while the momentum and quality factors were headwinds for Fund performance. The momentum factor lagged by a wide margin as the market continued to search for leadership. Sharp reversals in the market tend to lead to poor performance for the momentum factor. Despite its defensive nature, the quality factor lagged the broader market as investors favored more defensive sectors over strong balance sheets and high profitability. On the positive side, the value factor showed strong performance as more expensive stocks lagged the broader market. Investors flocked to the low volatility factor as a safety trade given fears of recession. Another reason for the underperformance was poor single-stock selection, especially in the information technology sector. The Fund did not hold a few of the biggest technology gainers in the Benchmark over the period. Industry allocation was also a drag on overall performance.

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (THE "FUND" OR "AFSM")

FUND PERFORMANCE

The Fund returned -13.52% on a NAV basis and -13.46% on a market price basis over the 12-month period ended August 31, 2022. The Russell 2000(R) Index (the
"Benchmark") returned -17.88% over the same period. The Fund paid total distributions of $0.1813 per share over the period.

The outperformance can be attributed to strong factor performance for small caps with value and low volatility stocks benefiting performance, while stocks with the momentum factor remained weak. The momentum factor lagged by a wide margin as the market continued to search for leadership. Sharp reversals in the market tend to lead to poor performance for the momentum factor. The quality factor outperformed in small caps as a more speculative universe versus larger peers benefited names with positive earnings. The value factor showed strong performance as more expensive stocks lagged the broader market. Investors flocked to the low volatility factor as a safety trade given fears of recession.
Single stock selection was a drag on relative performance, while industry allocation was a benefit.

MARKET AND FUND OUTLOOK

We believe market risk is more balanced in the near term due to uncertainty across several spectrums, including quantitative tightening, geopolitical tensions, and slowing corporate profits that could possibly decline. We remain constructive on equities for the long-term but future returns are likely to be lower than the last decade with stocks trading at close to a historic average multiple, in our view.

While the last year again proved to be a difficult environment for factor investing, we believe a more normalized environment could lead to better conditions for the Active Factor suite, especially given an exit from a zero interest rate environment. The Funds continue to offer diversified exposure across the quality, low volatility, value and momentum factors, while reducing sector and single-stock risk. We continue to target key factors that historically have offered premiums to the market return.


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of First Trust Income Opportunities ETF, First Trust Flexible
Municipal High Income ETF, First Trust Low Duration Strategic Focus ETF, First
Trust Active Factor Large Cap ETF, First Trust Active Factor Mid Cap ETF or
First Trust Active Factor Small Cap ETF (each a "Fund" and collectively, the
"Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2022     AUGUST 31, 2022        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST INCOME OPPORTUNITIES ETF (FCEF) (B)
Actual                                               $1,000.00          $  927.40            0.85%             $4.13
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33

FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF (MFLX) (b)
Actual                                               $1,000.00          $  905.10            0.60%             $2.88
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%             $3.06

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)     (B)
Actual                                               $1,000.00          $  966.60            0.20%             $0.99
Hypothetical (5% return before expenses)             $1,000.00          $1,024.20            0.20%             $1.02

FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
Actual                                               $1,000.00          $  916.30            0.55%             $2.66
Hypothetical (5% return before expenses)             $1,000.00          $1,022.43            0.55%             $2.80

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
Actual                                               $1,000.00          $  904.40            0.65%             $3.12
Hypothetical (5% return before expenses)             $1,000.00          $1,021.93            0.65%             $3.31

FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM) (b)
Actual                                               $1,000.00          $  900.80            0.75%             $3.59
Hypothetical (5% return before expenses)             $1,000.00          $1,021.42            0.75%             $3.82


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).

(b)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests, or the underlying securities in which the Fund invests.

                                                                         Page 25


FIRST TRUST INCOME OPPORTUNITIES ETF (FCEF)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              CLOSED-END FUNDS -- 92.6%
              CAPITAL MARKETS -- 92.6%
      15,413  abrdn Global Infrastructure
                 Income Fund                            $     288,069
      20,671  Adams Natural Resources Fund,
                 Inc.                                         446,080
       5,572  Advent Convertible and Income
                 Fund                                          73,105
      14,854  Angel Oak Financial Strategies
                 Income Term Trust                            212,264
      18,626  Apollo Tactical Income Fund, Inc.               242,324
      69,436  Ares Dynamic Credit Allocation
                 Fund, Inc.                                   906,834
      10,623  Barings Global Short Duration
                 High Yield Fund                              145,960
      35,417  BlackRock Corporate High Yield
                 Fund, Inc.                                   339,295
      12,681  BlackRock Health Sciences
                 Trust II                                     206,827
      13,625  BlackRock Multi-Sector Income
                 Trust                                        220,861
      14,091  BlackRock Resources &
                 Commodities Strategy Trust                   132,314
      19,146  BlackRock Science &
                 Technology Trust                             671,450
         300  BlackRock Utilities Infrastructure
                 & Power Opportunities Trust                    7,050
      55,124  Blackstone Strategic Credit Fund                654,322
      15,086  Central Securities Corp.                        544,454
      25,082  Cohen & Steers Infrastructure
                 Fund, Inc.                                   668,435
      50,176  Cohen & Steers REIT and
                 Preferred and Income Fund, Inc.            1,180,140
      28,260  DoubleLine Income Solutions
                 Fund                                         352,685
       9,795  Eaton Vance Enhanced Equity
                 Income Fund                                  151,920
      38,493  Eaton Vance Short Duration
                 Diversified Income Fund                      428,427
      45,762  Eaton Vance Tax-Advantaged
                 Dividend Income Fund                       1,124,830
      71,391  Eaton Vance Tax-Advantaged
                 Global Dividend Income Fund                1,215,789
      39,309  Eaton Vance Tax-Advantaged
                 Global Dividend Opportunities
                 Fund                                         930,837
      41,014  Gabelli Dividend & Income
                 Trust (The)                                  869,907
      16,068  General American Investors Co.,
                 Inc.                                         595,641
      39,204  John Hancock Tax-Advantaged
                 Dividend Income Fund                         942,464
      11,639  Lazard Global Total Return and
                 Income Fund, Inc.                            188,203
      34,104  Macquarie Global Infrastructure
                 Total Return Fund, Inc.                      834,184

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              CAPITAL MARKETS (CONTINUED)
      39,308  MainStay CBRE Global
                 Infrastructure Megatrends Fund         $     618,315
     129,441  Nuveen Credit Strategies Income
                 Fund                                         697,687
      40,241  Nuveen Floating Rate Income
                 Fund                                         348,487
       5,178  Nuveen Multi-Asset Income Fund                   70,317
      77,201  Nuveen Preferred & Income
                 Opportunities Fund                           613,748
      31,787  Nuveen Real Asset Income and
                 Growth Fund                                  421,178
      25,632  Nuveen Variable Rate Preferred
                 & Income Fund                                492,775
      59,580  PGIM Global High Yield Fund,
                 Inc.                                         701,257
      26,415  PIMCO Dynamic Income Fund                       572,149
      43,702  PIMCO Dynamic Income
                 Opportunities Fund                           651,160
      16,317  PIMCO Energy & Tactical Credit
                 Opportunities Fund                           247,692
      29,533  Principal Real Estate Income
                 Fund                                         387,768
       6,550  Reaves Utility Income Fund                      208,355
      14,965  Royce Micro-Cap Trust, Inc.                     135,433
      35,977  Royce Value Trust, Inc.                         546,131
      22,859  Source Capital, Inc.                            847,840
      50,766  Tekla Healthcare Investors                      944,248
      47,782  Tekla Healthcare Opportunities
                 Fund                                         927,926
      17,714  Tekla Life Sciences Investors                   255,790
      28,859  Tri-Continental Corp.                           797,951
       8,638  Virtus Convertible & Income
                 2024 Target Term Fund                         77,137
      12,284  Virtus Equity & Convertible
                 Income Fund                                  274,302
      47,530  Western Asset High Income
                 Opportunity Fund, Inc.                       189,645
      33,037  Western Asset Inflation-Linked
                 Opportunities & Income Fund                  338,960
                                                        -------------
              TOTAL CLOSED-END FUNDS
                 -- 92.6%                                  25,940,922
              (Cost $28,640,232)                        -------------

              EXCHANGE-TRADED FUNDS -- 1.0%
              CAPITAL MARKETS -- 1.0%
       2,049  Financial Select Sector SPDR
                 Fund                                          67,719
       1,334  PIMCO 1-5 Year U.S. TIPS Index
                 Exchange-Traded Fund                          69,195
       7,089  ProShares Short 20+ Year
                 Treasury (a)                                 145,112
                                                        -------------
              TOTAL EXCHANGE-TRADED FUNDS
                 -- 1.0%                                      282,026
              (Cost $293,518)                           -------------

Page 26                 See Notes to Financial Statements


FIRST TRUST INCOME OPPORTUNITIES ETF (FCEF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              MONEY MARKET FUNDS -- 6.2%
   1,738,830  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (b)        $   1,738,830
              (Cost $1,738,830)                         -------------

              TOTAL INVESTMENTS -- 99.8%                   27,961,778
              (Cost $30,672,580)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.2%                           43,559
                                                        -------------
              NET ASSETS -- 100.0%                      $  28,005,337
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Closed-End Funds*...............................   $   25,940,922   $   25,940,922   $          --   $          --
Exchange-Traded Funds*..........................          282,026          282,026              --              --
Money Market Funds..............................        1,738,830        1,738,830              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $   27,961,778   $   27,961,778   $          --   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 27


FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF (MFLX)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022


 PRINCIPAL                                                                            STATED        STATED
   VALUE                                  DESCRIPTION                                 COUPON       MATURITY       VALUE
------------  -------------------------------------------------------------------  ------------  ------------  ------------
MUNICIPAL BONDS -- 90.2%

              ALABAMA -- 1.7%
$    250,000  Southeast Energy Auth A Cooperative Dist, Ser B (Mandatory
                 put 12/01/31)...................................................      4.00%       12/01/51    $    246,133
                                                                                                               ------------
              CALIFORNIA -- 13.4%
     250,000  CA Muni Fin Auth, Ser A............................................      5.00%       10/01/44         257,172
     300,000  City of Long Beach CA Arpt System Rev, Ser A, AGM..................      5.00%       06/01/37         335,598
     250,000  Elk Grove Fin Auth.................................................      4.00%       09/01/50         217,522
     250,000  San Francisco City & Cnty Arpt Comm-San Francisco Intl Arpt,
                 Ser 2020, AMT...................................................      5.00%       05/01/37         266,372
     300,000  San Francisco City & Cnty Pub Util Commn Pwr Rev, Ser B............      4.00%       11/01/42         294,457
     250,000  St of CA...........................................................      5.00%       11/01/39         275,926
     245,000  Tobacco Securitization Auth of Southern CA.........................      5.00%       06/01/35         264,064
                                                                                                               ------------
                                                                                                                  1,911,111
                                                                                                               ------------
              COLORADO -- 1.4%
     200,000  City & Cnty of Denver CO, AMT......................................      5.00%       10/01/32         199,992
                                                                                                               ------------
              FLORIDA -- 13.1%
     250,000  Babcock Ranch Cmnty Indep Spl Dist, Ser 2022.......................      4.13%       05/01/27         250,873
     250,000  Black Creek Cmnty Dev Dist.........................................      5.13%       06/15/32         253,245
     265,000  Cnty of Miami-Dade FL Aviation Rev, Ser B, AMT.....................      5.00%       10/01/40         274,467
     250,000  North Sumter Cnty Util Dependent Dist, AGM.........................      4.00%       10/01/41         241,698
     365,000  Palm Beach Cnty Hlth Facs Auth, Ser A..............................      5.00%       11/01/41         371,249
     250,000  Ridge At Apopka Cmnty Dev Dist.....................................      5.38%       05/01/42         251,855
     250,000  Sawyers Landing Cmnty Dev Dist.....................................      4.25%       05/01/53         222,205
                                                                                                               ------------
                                                                                                                  1,865,592
                                                                                                               ------------
              GEORGIA -- 1.8%
     250,000  Main Street Nat Gas, Inc., Ser C (Mandatory put 12/01/28)..........      4.00%       05/01/52         249,396
                                                                                                               ------------
              GUAM -- 1.8%
     250,000  Territory of Guam, Ser F...........................................      5.00%       01/01/28         263,451
                                                                                                               ------------
              ILLINOIS -- 7.7%
     300,000  Chicago Brd of Edu, Ser B..........................................      5.00%       12/01/30         321,289
     250,000  IL Fin Auth, Ser A.................................................      5.00%       10/01/34         276,765
     250,000  IL Fin Auth, Ser A.................................................      5.00%       08/15/47         266,072
     250,000  St of IL, Ser B....................................................      4.00%       12/01/37         236,735
                                                                                                               ------------
                                                                                                                  1,100,861
                                                                                                               ------------
              IOWA -- 1.8%
     250,000  IA Fin Auth (Mandatory put 12/01/42)...............................      5.00%       12/01/50         256,435
                                                                                                               ------------
              KANSAS -- 3.6%
     250,000  Wyandotte Cnty-Kansas City Unif Govt (a)...........................      5.75%       09/01/39         247,068
     250,000  Wyandotte Cnty-Kansas City Unif Govt Util Sys Rev, Ser A...........      5.00%       09/01/40         259,378
                                                                                                               ------------
                                                                                                                    506,446
                                                                                                               ------------
              KENTUCKY -- 2.1%
     300,000  KY Public Energy Auth, Ser A (Mandatory put 06/01/26)..............      4.00%       12/01/50         302,237
                                                                                                               ------------
              MASSACHUSETTS -- 1.8%
     250,000  MA Bay Transprtn Auth Sales Tax Rev, Ser A.........................      5.00%       07/01/45         262,291
                                                                                                               ------------
              MISSOURI -- 1.8%
     250,000  Hlth & Eductnl Facs Auth of The St of MO...........................      5.00%       02/01/42         257,026
                                                                                                               ------------


Page 28                 See Notes to Financial Statements


FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF (MFLX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


 PRINCIPAL                                                                            STATED        STATED
   VALUE                                  DESCRIPTION                                 COUPON       MATURITY       VALUE
------------  -------------------------------------------------------------------  ------------  ------------  ------------
MUNICIPAL BONDS (CONTINUED)
              NEW YORK -- 5.5%
$    250,000  NY St Dorm Auth....................................................      5.00%       05/01/38    $    269,620
     250,000  NY St Urban Dev Corp...............................................      5.00%       03/15/44         267,988
     250,000  NY Transprtn Dev Corp., AMT........................................      4.00%       10/01/30         246,636
                                                                                                               ------------
                                                                                                                    784,244
                                                                                                               ------------
              NORTH CAROLINA -- 1.4%
     250,000  NC Med Care Commn..................................................      4.00%       03/01/41         204,286
                                                                                                               ------------
              OHIO -- 10.7%
     250,000  Buckeye Tobacco Stlmt Fing Auth, Ser B-2...........................      5.00%       06/01/55         238,120
     300,000  Cnty of Montgomery OH..............................................      4.00%       08/01/41         289,005
     250,000  OH Air Quality Dev Auth, AMT (Mandatory put 10/01/24)..............      2.10%       07/01/28         241,584
     250,000  OH Air Quality Dev Auth, AMT (Mandatory put 06/01/27)..............      4.25%       11/01/39         255,231
     250,000  OH Air Quality Dev Auth, AMT (a)...................................      5.00%       07/01/49         236,912
     250,000  OH Higher Eductnl Fac Commn........................................      5.00%       02/01/35         272,511
                                                                                                               ------------
                                                                                                                  1,533,363
                                                                                                               ------------
              OREGON -- 5.7%
     250,000  Clackamas Cnty Hosp Facs Auth, Ser A...............................      5.38%       11/15/55         241,904
     300,000  OR St Facs Auth, Ser A.............................................      5.00%       06/01/52         315,260
     250,000  Union Cnty Hosp Facs Auth..........................................      5.00%       07/01/41         255,548
                                                                                                               ------------
                                                                                                                    812,712
                                                                                                               ------------
              PUERTO RICO -- 3.4%
     250,000  Commonwealth of Puerto Rico, Ser A1................................      4.00%       07/01/35         229,863
     250,000  Puerto Rico Sales Tax Fing Corp. Sales Tax Rev, Ser A-1............      4.55%       07/01/40         249,998
                                                                                                               ------------
                                                                                                                    479,861
                                                                                                               ------------
              SOUTH CAROLINA -- 1.6%
     250,000  SC Jobs-Econ Dev Auth..............................................      4.00%       11/15/32         225,909
                                                                                                               ------------
              TENNESSEE -- 0.7%
     100,000  TN Energy Acquisition Corp. (Mandatory put 11/01/31)...............      5.00%       05/01/52         104,608
                                                                                                               ------------
              TEXAS -- 3.6%
     250,000  City of Austin TX Arpt Sys Rev, AMT................................      5.00%       11/15/41         265,493
     250,000  North Parkway Muni Mgmt Dis No 1 (a)...............................      5.00%       09/15/51         246,162
                                                                                                               ------------
                                                                                                                    511,655
                                                                                                               ------------
              VERMONT -- 1.8%
     300,000  VT Econ Dev Auth...................................................      4.00%       05/01/37         256,990
                                                                                                               ------------
              VIRGINIA -- 2.0%
     250,000  Fairfax Cnty Econ Dev Auth.........................................      5.00%       10/01/39         282,357
                                                                                                               ------------
              WEST VIRGINIA -- 1.8%
     250,000  West Virginia Econ Dev Auth, AMT (Mandatory put 07/01/25)..........      5.00%       07/01/45         252,335
                                                                                                               ------------
              TOTAL MUNICIPAL BONDS..........................................................................    12,869,291
              (Cost $12,955,494)                                                                               ------------



   SHARES                                               DESCRIPTION                                               VALUE
------------  -----------------------------------------------------------------------------------------------  ------------
CLOSED-END FUNDS -- 6.2%

              CAPITAL MARKETS -- 6.2%
       2,995  BlackRock Municipal Income Fund, Inc...........................................................        35,551
       3,183  BlackRock Municipal Income Quality Trust.......................................................        39,724
       6,642  BlackRock MuniHoldings Fund, Inc...............................................................        84,686


                        See Notes to Financial Statements                Page 29


FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF (MFLX)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022


   SHARES                                               DESCRIPTION                                               VALUE
------------  -----------------------------------------------------------------------------------------------  ------------
CLOSED-END FUNDS (CONTINUED)

              CAPITAL MARKETS (CONTINUED)
       3,125  BlackRock MuniHoldings Quality Fund II, Inc....................................................  $     34,906
       2,925  BlackRock MuniYield Quality Fund II, Inc.......................................................        34,720
       7,360  BlackRock MuniYield Quality Fund III, Inc......................................................        85,082
       3,479  Eaton Vance Municipal Bond Fund................................................................        36,843
       3,374  Eaton Vance Municipal Income Trust.............................................................        37,215
       7,427  Invesco Municipal Trust........................................................................        74,938
       7,390  Invesco Quality Municipal Income Trust.........................................................        74,565
       3,576  Invesco Trust for Investment Grade Municipals..................................................        37,083
       2,587  Nuveen AMT-Free Municipal Credit Income Fund...................................................        35,804
       6,775  Nuveen AMT-Free Quality Municipal Income Fund..................................................        81,165
       2,745  Nuveen Municipal Credit Income Fund............................................................        35,548
       6,711  Nuveen Quality Municipal Income Fund...........................................................        82,545
       6,681  Pioneer Municipal High Income Opportunities Fund, Inc..........................................        80,239
                                                                                                               ------------
              TOTAL CLOSED-END FUNDS.........................................................................       890,614
              (Cost $1,099,043)                                                                                ------------

              TOTAL INVESTMENTS -- 96.4%.....................................................................    13,759,905
              (Cost $14,054,537)
              NET OTHER ASSETS AND LIABILITIES -- 3.6%.......................................................       512,320
                                                                                                               ------------
              NET ASSETS -- 100.0%...........................................................................  $ 14,272,225
                                                                                                               ============


(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's
      Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At August 31, 2022, securities noted as such amounted to $730,142 or 5.1% of net assets.

AGM   - Assured Guaranty Municipal Corp

AMT   - Alternative Minimum Tax

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Municipal Bonds*................................   $   12,869,291   $           --   $  12,869,291   $          --
Closed-End Funds**..............................          890,614          890,614              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $   13,759,905   $      890,614   $  12,869,291   $          --
                                                   ===============================================================


*   See Portfolio of Investments for state breakout.

**  See Portfolio of Investments for industry breakout.

Page 30                 See Notes to Financial Statements


FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS -- 100.0%
              CAPITAL MARKETS -- 100.0%
     440,244  First Trust Enhanced Short
                 Maturity ETF (a)                       $  26,154,896
   1,735,219  First Trust Low Duration
                 Opportunities ETF (a)                     83,828,430
     806,714  First Trust Tactical High Yield
                 ETF (a)                                   32,671,917
   1,065,484  First Trust TCW Unconstrained
                 Plus Bond ETF (a)                         26,306,800
     863,651  iShares 0-5 Year Investment
                 Grade Corporate Bond ETF                  41,748,889
                                                        -------------
              TOTAL EXCHANGE-TRADED FUNDS
                 -- 100.0%                                210,710,932
              (Cost $221,758,020)                       -------------

              MONEY MARKET FUNDS -- 0.0%
      38,219  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (b)               38,219
              (Cost $38,219)                            -------------

              TOTAL INVESTMENTS -- 100.0%                 210,749,151
              (Cost $221,796,239)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                            8,124
                                                        -------------
              NET ASSETS -- 100.0%                      $ 210,757,275
                                                        =============

(a)   Investment in an affiliated fund.

(b)   Rate shown reflects yield as of August 31, 2022.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Exchange-Traded Funds*..........................   $  210,710,932   $  210,710,932   $          --   $          --
Money Market Funds..............................           38,219           38,219              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $  210,749,151   $  210,749,151   $          --   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 31


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS -- 99.8%
              AEROSPACE & DEFENSE -- 4.0%
         216  General Dynamics Corp.                    $      49,449
          72  HEICO Corp.                                      10,966
         357  Howmet Aerospace, Inc.                           12,649
          28  L3Harris Technologies, Inc.                       6,389
          68  Lockheed Martin Corp.                            28,567
          72  Northrop Grumman Corp.                           34,415
         309  Raytheon Technologies Corp.                      27,733
         297  Textron, Inc.                                    18,527
                                                        -------------
                                                              188,695
                                                        -------------
              AIR FREIGHT & LOGISTICS -- 1.4%
         132  C.H. Robinson Worldwide, Inc.                    15,068
         116  Expeditors International of
                 Washington, Inc.                              11,935
          56  FedEx Corp.                                      11,806
         128  United Parcel Service, Inc.,
                 Class B                                       24,897
                                                        -------------
                                                               63,706
                                                        -------------
              BANKS -- 1.7%
         196  Comerica, Inc.                                   15,739
         140  M&T Bank Corp.                                   25,449
         575  Regions Financial Corp.                          12,460
         240  Wells Fargo & Co.                                10,491
         305  Zions Bancorp N.A.                               16,784
                                                        -------------
                                                               80,923
                                                        -------------
              BIOTECHNOLOGY -- 2.8%
         244  AbbVie, Inc.                                     32,808
          40  Amgen, Inc.                                       9,612
          12  Biogen, Inc. (a)                                  2,345
         464  Gilead Sciences, Inc.                            29,450
          20  Moderna, Inc. (a)                                 2,645
          44  Regeneron Pharmaceuticals,
                 Inc. (a)                                      25,567
         100  Vertex Pharmaceuticals, Inc. (a)                 28,176
                                                        -------------
                                                              130,603
                                                        -------------
              BUILDING PRODUCTS -- 0.9%
         204  A.O. Smith Corp.                                 11,516
          76  Carlisle Cos., Inc.                              22,470
          64  Carrier Global Corp.                              2,504
          36  Fortune Brands Home & Security,
                 Inc.                                           2,211
          48  Johnson Controls International
                 PLC                                            2,599
                                                        -------------
                                                               41,300
                                                        -------------
              CAPITAL MARKETS -- 1.2%
          64  Ameriprise Financial, Inc.                       17,153
         240  Bank of New York Mellon (The)
                 Corp.                                          9,967
          20  FactSet Research Systems, Inc.                    8,667
          88  LPL Financial Holdings, Inc.                     19,477
                                                        -------------
                                                               55,264
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              CHEMICALS -- 2.1%
         224  CF Industries Holdings, Inc.              $      23,175
         436  Corteva, Inc.                                    26,784
         440  Dow, Inc.                                        22,440
         252  LyondellBasell Industries N.V.,
                 Class A                                       20,916
         128  Mosaic (The) Co.                                  6,895
                                                        -------------
                                                              100,210
                                                        -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 0.1%
           8  Cintas Corp.                                      3,255
          68  Rollins, Inc.                                     2,295
                                                        -------------
                                                                5,550
                                                        -------------
              COMMUNICATIONS EQUIPMENT
                 -- 2.1%
          84  Arista Networks, Inc. (a)                        10,070
         809  Cisco Systems, Inc.                              36,178
          56  F5, Inc. (a)                                      8,795
         905  Juniper Networks, Inc.                           25,720
          48  Motorola Solutions, Inc.                         11,684
          20  Ubiquiti, Inc.                                    6,208
                                                        -------------
                                                               98,655
                                                        -------------
              CONSUMER FINANCE -- 1.1%
         369  Ally Financial, Inc.                             12,251
         212  Capital One Financial Corp.                      22,434
          48  Discover Financial Services                       4,823
         345  Synchrony Financial                              11,299
                                                        -------------
                                                               50,807
                                                        -------------
              CONTAINERS & PACKAGING -- 0.8%
         712  Amcor PLC                                         8,551
         540  International Paper Co.                          22,475
         165  Sealed Air Corp.                                  8,878
                                                        -------------
                                                               39,904
                                                        -------------
              DISTRIBUTORS -- 0.6%
         104  Genuine Parts Co.                                16,225
         235  LKQ Corp.                                        12,507
                                                        -------------
                                                               28,732
                                                        -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 2.3%
         377  Berkshire Hathaway, Inc.,
                 Class B (a)                                  105,862
                                                        -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.2%
       1,600  AT&T, Inc.                                       28,064
         962  Lumen Technologies, Inc.                          9,581
         406  Verizon Communications, Inc.                     16,975
                                                        -------------
                                                               54,620
                                                        -------------
              ELECTRIC UTILITIES -- 3.3%
         320  Constellation Energy Corp.                       26,109
         216  Evergy, Inc.                                     14,802
       1,093  Exelon Corp.                                     47,994
         301  FirstEnergy Corp.                                11,905

Page 32                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ELECTRIC UTILITIES (CONTINUED)
         748  NRG Energy, Inc.                          $      30,877
         752  PPL Corp.                                        21,868
          44  Southern (The) Co.                                3,391
                                                        -------------
                                                              156,946
                                                        -------------
              ELECTRICAL EQUIPMENT -- 0.3%
         164  Emerson Electric Co.                             13,405
                                                        -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 0.6%
          56  CDW Corp.                                         9,559
          28  Keysight Technologies, Inc. (a)                   4,589
         120  TE Connectivity Ltd.                             15,145
                                                        -------------
                                                               29,293
                                                        -------------
              ENTERTAINMENT -- 0.5%
         292  Liberty Media Corp.-Liberty
                 Formula One, Class C (a)                      18,594
         350  Warner Bros Discovery, Inc. (a)                   4,634
                                                        -------------
                                                               23,228
                                                        -------------
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 3.4%
         104  Extra Space Storage, Inc.                        20,668
         232  Gaming and Leisure Properties,
                 Inc.                                          11,199
         395  Iron Mountain, Inc.                              20,781
          44  Mid-America Apartment
                 Communities, Inc.                              7,290
          64  Public Storage                                   21,173
         369  Regency Centers Corp.                            22,450
           8  SBA Communications Corp.                          2,602
         464  VICI Properties, Inc.                            15,307
         775  Weyerhaeuser Co.                                 26,474
         140  WP Carey, Inc.                                   11,764
                                                        -------------
                                                              159,708
                                                        -------------
              FOOD & STAPLES RETAILING -- 3.2%
         720  Albertsons Cos., Inc., Class A                   19,807
          72  Costco Wholesale Corp.                           37,591
         921  Kroger (The) Co.                                 44,153
         361  Walgreens Boots Alliance, Inc.                   12,657
         288  Walmart, Inc.                                    38,174
                                                        -------------
                                                              152,382
                                                        -------------
              FOOD PRODUCTS -- 1.1%
         176  General Mills, Inc.                              13,517
         112  J.M. Smucker (The) Co.                           15,679
         313  Tyson Foods, Inc., Class A                       23,594
                                                        -------------
                                                               52,790
                                                        -------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 0.6%
         384  Hologic, Inc. (a)                                25,943
                                                        -------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 6.3%
          76  AmerisourceBergen Corp.                          11,139

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              HEALTH CARE PROVIDERS & SERVICES
                 (CONTINUED)
         188  Cardinal Health, Inc.                     $      13,295
          28  Centene Corp. (a)                                 2,513
          68  Cigna Corp.                                      19,275
         436  CVS Health Corp.                                 42,793
         100  Elevance Health, Inc.                            48,511
         333  Henry Schein, Inc. (a)                           24,445
          96  Laboratory Corp. of America
                 Holdings                                      21,626
          72  McKesson Corp.                                   26,424
         172  Quest Diagnostics, Inc.                          21,553
          92  UnitedHealth Group, Inc.                         47,778
         152  Universal Health Services, Inc.,
                 Class B                                       14,872
                                                        -------------
                                                              294,224
                                                        -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 0.8%
           8  Booking Holdings, Inc. (a)                       15,007
          80  Marriott International, Inc.,
                 Class A                                       12,299
          40  McDonald's Corp.                                 10,091
                                                        -------------
                                                               37,397
                                                        -------------
              HOUSEHOLD DURABLES -- 1.9%
          32  D.R. Horton, Inc.                                 2,277
         160  Lennar Corp., Class A                            12,392
          64  Mohawk Industries, Inc. (a)                       7,063
          12  NVR, Inc. (a)                                    49,681
         180  PulteGroup, Inc.                                  7,319
          76  Whirlpool Corp.                                  11,901
                                                        -------------
                                                               90,633
                                                        -------------
              HOUSEHOLD PRODUCTS -- 0.1%
          32  Colgate-Palmolive Co.                             2,503
                                                        -------------
              INDUSTRIAL CONGLOMERATES -- 0.5%
         196  3M Co.                                           24,373
                                                        -------------
              INSURANCE -- 4.6%
         484  Aflac, Inc.                                      28,759
          80  Allstate (The) Corp.                              9,640
         232  American International Group,
                 Inc.                                          12,006
          28  Aon PLC, Class A                                  7,819
          68  Arthur J. Gallagher & Co.                        12,347
          16  Assurant, Inc.                                    2,536
          32  Chubb Ltd.                                        6,050
         160  CNA Financial Corp.                               6,154
          32  Globe Life, Inc.                                  3,110
         176  Hartford Financial Services
                 Group (The), Inc.                             11,319
         288  Loews Corp.                                      15,929
          92  Marsh & McLennan Cos., Inc.                      14,846
          88  MetLife, Inc.                                     5,661
         236  Progressive (The) Corp.                          28,945
         260  Prudential Financial, Inc.                       24,895
          20  Travelers (The) Cos., Inc.                        3,233

                        See Notes to Financial Statements                Page 33


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
         364  W.R. Berkley Corp.                        $      23,587
                                                        -------------
                                                              216,836
                                                        -------------
              INTERACTIVE MEDIA & SERVICES
                 -- 3.4%
       1,306  Alphabet, Inc., Class A (a)                     141,335
         120  Meta Platforms, Inc., Class A (a)                19,552
                                                        -------------
                                                              160,887
                                                        -------------
              INTERNET & DIRECT MARKETING RETAIL
                 -- 1.4%
         511  Amazon.com, Inc. (a)                             64,780
          40  eBay, Inc.                                        1,765
                                                        -------------
                                                               66,545
                                                        -------------
              IT SERVICES -- 4.5%
          60  Accenture PLC, Class A                           17,308
          60  Automatic Data Processing, Inc.                  14,664
         365  Cognizant Technology Solutions
                 Corp., Class A                                23,057
          72  Gartner, Inc. (a)                                20,543
         260  International Business Machines
                 Corp.                                         33,397
         168  Jack Henry & Associates, Inc.                    32,290
          32  Mastercard, Inc., Class A                        10,380
         208  Paychex, Inc.                                    25,655
         216  SS&C Technologies Holdings,
                 Inc.                                          12,044
       1,492  Western Union (The) Co.                          22,111
                                                        -------------
                                                              211,449
                                                        -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.2%
          24  Waters Corp. (a)                                  7,166
                                                        -------------
              MACHINERY -- 1.9%
         124  Cummins, Inc.                                    26,706
          36  Fortive Corp.                                     2,280
         100  Ingersoll Rand, Inc.                              4,737
          12  Nordson Corp.                                     2,726
          32  Otis Worldwide Corp.                              2,311
          52  Pentair PLC                                       2,314
         140  Snap-on, Inc.                                    30,500
          76  Stanley Black & Decker, Inc.                      6,696
         100  Westinghouse Air Brake
                 Technologies Corp.                             8,765
                                                        -------------
                                                               87,035
                                                        -------------
              MEDIA -- 1.2%
         468  Comcast Corp., Class A                           16,937
         260  DISH Network Corp., Class A (a)                   4,511
         420  Fox Corp., Class A                               14,356
         161  Interpublic Group of (The) Cos.,
                 Inc.                                           4,450
         684  News Corp., Class A                              11,573
          52  Omnicom Group, Inc.                               3,479
                                                        -------------
                                                               55,306
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              METALS & MINING -- 1.7%
         100  Alcoa Corp.                               $       4,948
         297  Nucor Corp.                                      39,483
         420  Steel Dynamics, Inc.                             33,903
                                                        -------------
                                                               78,334
                                                        -------------
              MULTILINE RETAIL -- 0.8%
          32  Dollar General Corp.                              7,597
          64  Dollar Tree, Inc. (a)                             8,684
         120  Target Corp.                                     19,241
                                                        -------------
                                                               35,522
                                                        -------------
              MULTI-UTILITIES -- 1.4%
         388  CenterPoint Energy, Inc.                         12,233
         377  Consolidated Edison, Inc.                        36,848
          20  DTE Energy Co.                                    2,607
          96  Sempra Energy                                    15,837
                                                        -------------
                                                               67,525
                                                        -------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 5.1%
         168  Antero Resources Corp. (a)                        6,733
          52  APA Corp.                                         2,034
         120  Chesapeake Energy Corp.                          12,059
         396  Chevron Corp.                                    62,592
         148  ConocoPhillips                                   16,198
         607  Coterra Energy, Inc.                             18,762
         285  Devon Energy Corp.                               20,127
         280  EQT Corp.                                        13,384
         869  Exxon Mobil Corp.                                83,068
         168  Marathon Oil Corp.                                4,299
          24  Marathon Petroleum Corp.                          2,418
                                                        -------------
                                                              241,674
                                                        -------------
              PHARMACEUTICALS -- 3.9%
         660  Bristol-Myers Squibb Co.                         44,491
         132  Eli Lilly & Co.                                  39,762
         172  Johnson & Johnson                                27,750
       1,469  Pfizer, Inc.                                     66,443
         545  Viatris, Inc.                                     5,205
                                                        -------------
                                                              183,651
                                                        -------------
              PROFESSIONAL SERVICES -- 0.6%
         116  Booz Allen Hamilton Holding
                 Corp.                                         11,101
         225  Robert Half International, Inc.                  17,318
                                                        -------------
                                                               28,419
                                                        -------------
              REAL ESTATE MANAGEMENT
                 & DEVELOPMENT -- 0.5%
         305  CBRE Group, Inc., Class A (a)                    24,083
                                                        -------------
              ROAD & RAIL -- 0.1%
          12  Old Dominion Freight Line, Inc.                   3,257
                                                        -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 4.3%
          60  Advanced Micro Devices, Inc. (a)                  5,092
         188  Applied Materials, Inc.                          17,685
          60  Broadcom, Inc.                                   29,947

Page 34                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT (CONTINUED)
          24  Enphase Energy, Inc. (a)                  $       6,875
         763  Intel Corp.                                      24,355
          56  KLA Corp.                                        19,271
          20  Lam Research Corp.                                8,758
         176  Micron Technology, Inc.                           9,949
           8  Monolithic Power Systems, Inc.                    3,625
         228  ON Semiconductor Corp. (a)                       15,680
         164  Qorvo, Inc. (a)                                  14,724
         108  QUALCOMM, Inc.                                   14,285
          72  Skyworks Solutions, Inc.                          7,096
         100  Teradyne, Inc.                                    8,464
         100  Texas Instruments, Inc.                          16,521
                                                        -------------
                                                              202,327
                                                        -------------
              SOFTWARE -- 5.8%
         112  Aspen Technology, Inc. (a)                       23,587
         104  Cadence Design Systems, Inc. (a)                 18,072
          12  Intuit, Inc.                                      5,181
         684  Microsoft Corp.                                 178,846
         588  NortonLifeLock, Inc.                             13,283
          20  Palo Alto Networks, Inc. (a)                     11,136
          64  Synopsys, Inc. (a)                               22,145
                                                        -------------
                                                              272,250
                                                        -------------
              SPECIALTY RETAIL -- 3.2%
          40  Advance Auto Parts, Inc.                          6,746
          20  AutoZone, Inc. (a)                               42,384
         128  Bath & Body Works, Inc.                           4,778
         228  Best Buy Co., Inc.                               16,117
         112  Gap (The), Inc.                                   1,024
          88  Home Depot (The), Inc.                           25,381
          48  Lowe's Cos., Inc.                                 9,319
          12  O'Reilly Automotive, Inc. (a)                     8,365
          76  Tractor Supply Co.                               14,071
           8  Ulta Beauty, Inc. (a)                             3,359
         140  Victoria's Secret & Co. (a)                       4,682
          96  Williams-Sonoma, Inc.                            14,280
                                                        -------------
                                                              150,506
                                                        -------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 8.2%
       1,998  Apple, Inc.                                     314,126

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS (CONTINUED)
       1,292  HP, Inc.                                  $      37,093
         172  NetApp, Inc.                                     12,406
         205  Seagate Technology Holdings
                 PLC                                           13,727
         567  Xerox Holdings Corp.                              9,424
                                                        -------------
                                                              386,776
                                                        -------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 0.7%
         172  Ralph Lauren Corp.                               15,709
         468  Tapestry, Inc.                                   16,254
         244  Under Armour, Inc., Class A (a)                   2,054
                                                        -------------
                                                               34,017
                                                        -------------
              TOBACCO -- 1.0%
         404  Altria Group, Inc.                               18,228
         301  Philip Morris International, Inc.                28,743
                                                        -------------
                                                               46,971
                                                        -------------
              TRADING COMPANIES & DISTRIBUTORS
                 -- 0.4%
          48  Fastenal Co.                                      2,416
          28  W.W. Grainger, Inc.                              15,538
                                                        -------------
                                                               17,954
                                                        -------------
              TOTAL COMMON STOCKS -- 99.8%                  4,686,146
              (Cost $4,854,190)                         -------------

              MONEY MARKET FUNDS -- 0.0%
       2,300  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (b)                2,300
              (Cost $2,300)                             -------------

              TOTAL INVESTMENTS -- 99.8%                    4,688,446
              (Cost $4,856,490)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.2%                            9,127
                                                        -------------
              NET ASSETS -- 100.0%                      $   4,697,573
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Common Stocks*..................................   $    4,686,146   $    4,686,146   $          --   $          --
Money Market Funds..............................            2,300            2,300              --              --
                                                   ---------------------------------------------------------------

Total Investments...............................   $    4,688,446   $    4,688,446   $          --   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 35


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS -- 99.9%
              AEROSPACE & DEFENSE -- 1.2%
          44  Curtiss-Wright Corp.                      $       6,476
          17  Huntington Ingalls Industries, Inc.               3,915
          69  Parsons Corp. (a)                                 2,855
                                                        -------------
                                                               13,246
                                                        -------------
              AUTOMOBILES -- 0.5%
          73  Thor Industries, Inc.                             5,914
                                                        -------------
              BANKS -- 2.9%
         172  Bank OZK                                          6,971
         149  Cathay General Bancorp                            6,249
          33  Comerica, Inc.                                    2,650
          34  Commerce Bancshares, Inc.                         2,338
          68  Popular, Inc.                                     5,251
          51  Prosperity Bancshares, Inc.                       3,615
         152  United Bankshares, Inc.                           5,639
                                                        -------------
                                                               32,713
                                                        -------------
              BEVERAGES -- 0.5%
          20  Celsius Holdings, Inc. (a)                        2,070
          53  National Beverage Corp.                           2,939
                                                        -------------
                                                                5,009
                                                        -------------
              BIOTECHNOLOGY -- 2.9%
           1  Emergent BioSolutions, Inc. (a)                      24
         425  Exelixis, Inc. (a)                                7,539
         116  Halozyme Therapeutics, Inc. (a)                   4,725
           5  Karuna Therapeutics, Inc. (a)                     1,275
          40  Neurocrine Biosciences, Inc. (a)                  4,185
          64  United Therapeutics Corp. (a)                    14,504
                                                        -------------
                                                               32,252
                                                        -------------
              BUILDING PRODUCTS -- 4.2%
          20  Advanced Drainage Systems, Inc.                   2,714
         257  Builders FirstSource, Inc. (a)                   15,063
          38  Carlisle Cos., Inc.                              11,235
         119  Owens Corning                                     9,726
          98  UFP Industries, Inc.                              7,780
                                                        -------------
                                                               46,518
                                                        -------------
              CAPITAL MARKETS -- 1.3%
          18  FactSet Research Systems, Inc.                    7,800
         193  Federated Hermes, Inc.                            6,574
                                                        -------------
                                                               14,374
                                                        -------------
              CHEMICALS -- 2.4%
          36  Ashland, Inc.                                     3,663
          44  Cabot Corp.                                       3,167
         160  Chemours (The) Co.                                5,397
         146  Huntsman Corp.                                    4,091
         109  Olin Corp.                                        5,958
          18  RPM International, Inc.                           1,677
          32  Westlake Corp.                                    3,156
                                                        -------------
                                                               27,109
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 0.2%
         211  GEO Group (The), Inc. (a)                 $       1,726
          16  HNI Corp.                                           512
                                                        -------------
                                                                2,238
                                                        -------------
              COMMUNICATIONS EQUIPMENT
                 -- 2.7%
          41  Calix, Inc. (a)                                   2,413
         149  Ciena Corp. (a)                                   7,560
           4  F5, Inc. (a)                                        628
         274  Juniper Networks, Inc.                            7,787
          37  Lumentum Holdings, Inc. (a)                       3,092
         273  NetScout Systems, Inc. (a)                        8,665
                                                        -------------
                                                               30,145
                                                        -------------
              CONSTRUCTION & ENGINEERING
                 -- 3.3%
          62  AECOM                                             4,535
          59  Dycom Industries, Inc. (a)                        6,615
          48  EMCOR Group, Inc.                                 5,708
         206  Fluor Corp. (a)                                   5,447
          41  MasTec, Inc. (a)                                  3,301
         142  MDU Resources Group, Inc.                         4,281
          26  Valmont Industries, Inc.                          7,197
                                                        -------------
                                                               37,084
                                                        -------------
              CONSUMER FINANCE -- 1.3%
          41  Bread Financial Holdings, Inc.                    1,576
           4  Credit Acceptance Corp. (a)                       2,128
         384  Navient Corp.                                     5,910
          14  OneMain Holdings, Inc.                              489
         249  SLM Corp.                                         3,805
                                                        -------------
                                                               13,908
                                                        -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.2%
           7  Grand Canyon Education, Inc. (a)                    570
         187  H&R Block, Inc.                                   8,415
          62  Service Corp. International                       3,826
                                                        -------------
                                                               12,811
                                                        -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.9%
         161  Voya Financial, Inc.                              9,906
                                                        -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.6%
         232  EchoStar Corp., Class A (a)                       4,271
         283  Lumen Technologies, Inc.                          2,819
                                                        -------------
                                                                7,090
                                                        -------------
              ELECTRIC UTILITIES -- 1.8%
          69  Hawaiian Electric Industries, Inc.                2,699
         137  NRG Energy, Inc.                                  5,656
         194  OGE Energy Corp.                                  7,865
          66  Portland General Electric Co.                     3,410
                                                        -------------
                                                               19,630
                                                        -------------

Page 36                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ELECTRICAL EQUIPMENT -- 2.0%
          20  Acuity Brands, Inc.                       $       3,279
          68  Atkore, Inc. (a)                                  5,740
         381  GrafTech International Ltd.                       2,240
          28  Hubbell, Inc.                                     5,776
         169  nVent Electric PLC                                5,570
                                                        -------------
                                                               22,605
                                                        -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 4.0%
          90  Arrow Electronics, Inc. (a)                       9,433
         183  Avnet, Inc.                                       8,032
          48  Belden, Inc.                                      3,143
          64  II-VI, Inc. (a)                                   3,023
          22  IPG Photonics Corp. (a)                           1,993
          80  Jabil, Inc.                                       4,824
          88  National Instruments Corp.                        3,499
          34  TD SYNNEX Corp.                                   3,273
         328  Vishay Intertechnology, Inc.                      6,452
          23  Vontier Corp.                                       504
           2  Zebra Technologies Corp.,
                 Class A (a)                                      603
                                                        -------------
                                                               44,779
                                                        -------------
              ENERGY EQUIPMENT & SERVICES
                 -- 0.1%
          37  Helmerich & Payne, Inc.                           1,582
                                                        -------------
              ENTERTAINMENT -- 0.6%
          99  World Wrestling Entertainment,
                 Inc., Class A                                  6,733
                                                        -------------
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 6.6%
         272  Brixmor Property Group, Inc.                      5,843
          20  Camden Property Trust                             2,570
         303  Corporate Office Properties Trust                 7,829
         203  Cousins Properties, Inc.                          5,451
          81  First Industrial Realty Trust, Inc.               4,105
         169  Highwoods Properties, Inc.                        5,139
         157  Hudson Pacific Properties, Inc.                   2,074
         115  Iron Mountain, Inc.                               6,050
          59  Kilroy Realty Corp.                               2,877
         227  Medical Properties Trust, Inc.                    3,316
          87  National Retail Properties, Inc.                  3,906
         386  Omega Healthcare Investors, Inc.                 12,607
         164  PotlatchDeltic Corp.                              7,613
          86  Rayonier, Inc.                                    3,055
           9  SL Green Realty Corp.                               398
                                                        -------------
                                                               72,833
                                                        -------------
              FOOD & STAPLES RETAILING -- 1.1%
         149  Albertsons Cos., Inc., Class A                    4,099
         288  Sprouts Farmers Market, Inc. (a)                  8,323
                                                        -------------
                                                               12,422
                                                        -------------
              FOOD PRODUCTS -- 2.0%
         212  Flowers Foods, Inc.                               5,788

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              FOOD PRODUCTS (CONTINUED)
          31  J.M. Smucker (The) Co.                    $       4,340
          91  Post Holdings, Inc. (a)                           8,077
          77  TreeHouse Foods, Inc. (a)                         3,588
                                                        -------------
                                                               21,793
                                                        -------------
              GAS UTILITIES -- 2.1%
         130  National Fuel Gas Co.                             9,265
          38  ONE Gas, Inc.                                     2,974
         273  UGI Corp.                                        10,784
                                                        -------------
                                                               23,023
                                                        -------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 2.8%
         129  DENTSPLY SIRONA, Inc.                             4,227
         240  Envista Holdings Corp. (a)                        8,902
          46  Haemonetics Corp. (a)                             3,451
          10  Inspire Medical Systems, Inc. (a)                 1,915
          20  iRhythm Technologies, Inc. (a)                    2,949
          48  Lantheus Holdings, Inc. (a)                       3,782
          43  QuidelOrtho Corp. (a)                             3,408
          10  Shockwave Medical, Inc. (a)                       2,969
                                                        -------------
                                                               31,603
                                                        -------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 5.2%
          10  Amedisys, Inc. (a)                                1,184
          67  AMN Healthcare Services,
                 Inc. (a)                                       6,877
          63  Cardinal Health, Inc.                             4,455
           6  Chemed Corp.                                      2,857
           6  DaVita, Inc. (a)                                    512
          13  Encompass Health Corp.                              631
           6  Enhabit, Inc. (a)                                   100
         132  Henry Schein, Inc. (a)                            9,690
          43  Molina Healthcare, Inc. (a)                      14,507
         225  Option Care Health, Inc. (a)                      6,966
          39  Patterson Cos., Inc.                              1,088
         168  Premier, Inc., Class A                            5,920
          28  Universal Health Services, Inc.,
                 Class B                                        2,740
                                                        -------------
                                                               57,527
                                                        -------------
              HOUSEHOLD DURABLES -- 2.3%
          61  Meritage Homes Corp. (a)                          4,779
          18  Mohawk Industries, Inc. (a)                       1,987
         140  PulteGroup, Inc.                                  5,692
         228  Taylor Morrison Home Corp. (a)                    5,725
          67  Toll Brothers, Inc.                               2,934
         102  Tri Pointe Homes, Inc. (a)                        1,768
          20  Whirlpool Corp.                                   3,132
                                                        -------------
                                                               26,017
                                                        -------------
              INDEPENDENT POWER AND RENEWABLE
                 ELECTRICITY PRODUCERS -- 0.5%
          75  Clearway Energy, Inc., Class C                    2,782
         106  Vistra Corp.                                      2,624
                                                        -------------
                                                                5,406
                                                        -------------

                        See Notes to Financial Statements                Page 37


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              INSURANCE -- 4.9%
          71  American Financial Group, Inc.            $       9,065
          28  Assurant, Inc.                                    4,438
          69  Brighthouse Financial, Inc. (a)                   3,281
          73  CNA Financial Corp.                               2,808
         304  CNO Financial Group, Inc.                         5,597
          13  Erie Indemnity Co., Class A                       2,794
          13  Kinsale Capital Group, Inc.                       3,296
         143  Loews Corp.                                       7,909
          66  Mercury General Corp.                             2,105
         157  Old Republic International Corp.                  3,429
         254  Unum Group                                        9,614
                                                        -------------
                                                               54,336
                                                        -------------
              INTERNET & DIRECT MARKETING RETAIL
                 -- 0.2%
         786  Qurate Retail, Inc., Series A                     2,437
                                                        -------------
              IT SERVICES -- 1.2%
          40  ExlService Holdings, Inc. (a)                     6,708
          46  Genpact Ltd.                                      2,161
           3  Maximus, Inc.                                       182
         249  Western Union (The) Co.                           3,690
                                                        -------------
                                                               12,741
                                                        -------------
              LEISURE PRODUCTS -- 0.6%
         287  Mattel, Inc. (a)                                  6,348
                                                        -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.2%
           4  Bio-Rad Laboratories, Inc.,
                 Class A (a)                                    1,940
                                                        -------------
              MACHINERY -- 2.9%
          35  AGCO Corp.                                        3,805
          51  Crane Holdings Co.                                4,812
          21  Flowserve Corp.                                     640
           7  Franklin Electric Co., Inc.                         608
         114  Kennametal, Inc.                                  2,672
          36  Lincoln Electric Holdings, Inc.                   4,921
          33  Snap-on, Inc.                                     7,189
          78  Terex Corp.                                       2,591
          56  Timken (The) Co.                                  3,528
          11  Watts Water Technologies, Inc.,
                 Class A                                        1,524
                                                        -------------
                                                               32,290
                                                        -------------
              MEDIA -- 1.3%
          57  Interpublic Group of (The) Cos.,
                 Inc.                                           1,575
          46  John Wiley & Sons, Inc., Class A                  2,117
          36  Nexstar Media Group, Inc.                         6,888
         167  TEGNA, Inc.                                       3,574
                                                        -------------
                                                               14,154
                                                        -------------
              METALS & MINING -- 4.3%
          75  Alcoa Corp.                                       3,711
         144  Cleveland-Cliffs, Inc. (a)                        2,487

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              METALS & MINING (CONTINUED)
          86  Reliance Steel & Aluminum Co.             $      16,166
         252  Steel Dynamics, Inc.                             20,342
         212  United States Steel Corp.                         4,848
                                                        -------------
                                                               47,554
                                                        -------------
              MULTILINE RETAIL -- 1.1%
          28  Dillard's, Inc., Class A                          8,295
         204  Macy's, Inc.                                      3,533
                                                        -------------
                                                               11,828
                                                        -------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 4.3%
          51  Chesapeake Energy Corp.                           5,125
           5  Chord Energy Corp.                                  708
         294  Coterra Energy, Inc.                              9,087
          20  Denbury, Inc. (a)                                 1,779
         153  EQT Corp.                                         7,313
          77  HF Sinclair Corp.                                 4,052
          42  Magnolia Oil & Gas Corp.,
                 Class A                                        1,003
         405  Marathon Oil Corp.                               10,364
          34  PDC Energy, Inc.                                  2,309
          94  Range Resources Corp. (a)                         3,089
          99  World Fuel Services Corp.                         2,554
                                                        -------------
                                                               47,383
                                                        -------------
              PAPER & FOREST PRODUCTS -- 0.7%
         142  Louisiana-Pacific Corp.                           7,701
                                                        -------------
              PERSONAL PRODUCTS -- 0.9%
          75  Edgewell Personal Care Co.                        2,922
         169  Nu Skin Enterprises, Inc., Class A                6,919
                                                        -------------
                                                                9,841
                                                        -------------
              PHARMACEUTICALS -- 0.5%
          72  Organon & Co.                                     2,054
          70  Prestige Consumer Healthcare,
                 Inc. (a)                                       3,541
                                                        -------------
                                                                5,595
                                                        -------------
              PROFESSIONAL SERVICES -- 2.6%
          42  ASGN, Inc. (a)                                    4,061
           5  CACI International, Inc.,
                 Class A (a)                                    1,404
          29  FTI Consulting, Inc. (a)                          4,657
          32  Insperity, Inc.                                   3,489
          76  KBR, Inc.                                         3,671
          78  ManpowerGroup, Inc.                               5,719
          21  Robert Half International, Inc.                   1,616
          10  Science Applications International
                 Corp.                                            911
          37  TriNet Group, Inc. (a)                            3,049
                                                        -------------
                                                               28,577
                                                        -------------
              REAL ESTATE MANAGEMENT
                 & DEVELOPMENT -- 0.6%
          40  Jones Lang LaSalle, Inc. (a)                      6,920
                                                        -------------

Page 38                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ROAD & RAIL -- 1.5%
         157  Knight-Swift Transportation
                 Holdings, Inc.                         $       7,930
          45  Ryder System, Inc.                                3,440
         116  Schneider National, Inc., Class B                 2,652
          76  Werner Enterprises, Inc.                          3,024
                                                        -------------
                                                               17,046
                                                        -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 2.1%
         118  Amkor Technology, Inc.                            2,375
          99  Cirrus Logic, Inc. (a)                            7,592
          85  Lattice Semiconductor Corp. (a)                   4,582
          58  MKS Instruments, Inc.                             5,778
          26  Qorvo, Inc. (a)                                   2,334
           6  Silicon Laboratories, Inc. (a)                      752
                                                        -------------
                                                               23,413
                                                        -------------
              SOFTWARE -- 2.8%
          18  Aspen Technology, Inc. (a)                        3,791
         204  Box, Inc., Class A (a)                            5,253
          30  CommVault Systems, Inc. (a)                       1,629
           5  Consensus Cloud Solutions,
                 Inc. (a)                                         252
          28  Dropbox, Inc., Class A (a)                          599
           4  Fair Isaac Corp. (a)                              1,798
          46  InterDigital, Inc.                                2,307
          42  Manhattan Associates, Inc. (a)                    5,933
          50  NortonLifeLock, Inc.                              1,129
          26  Qualys, Inc. (a)                                  3,949
          18  SPS Commerce, Inc. (a)                            2,198
          65  Teradata Corp. (a)                                2,139
                                                        -------------
                                                               30,977
                                                        -------------
              SPECIALTY RETAIL -- 5.8%
         184  Aaron's (The) Co., Inc.                           2,190
           6  Advance Auto Parts, Inc.                          1,012
         118  AutoNation, Inc. (a)                             14,703
          40  Bath & Body Works, Inc.                           1,493
         121  Dick's Sporting Goods, Inc.                      12,871
         148  Foot Locker, Inc.                                 5,452
          27  Murphy USA, Inc.                                  7,834
          64  Penske Automotive Group, Inc.                     7,546
          81  Victoria's Secret & Co. (a)                       2,709
          60  Williams-Sonoma, Inc.                             8,925
                                                        -------------
                                                               64,735
                                                        -------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 0.7%
          40  NetApp, Inc.                                      2,885
          77  Pure Storage, Inc., Class A (a)                   2,231
         189  Xerox Holdings Corp.                              3,141
                                                        -------------
                                                                8,257
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 0.6%
          39  Capri Holdings Ltd. (a)                   $       1,840
          33  PVH Corp.                                         1,856
          11  Ralph Lauren Corp.                                1,005
          42  Tapestry, Inc.                                    1,459
                                                        -------------
                                                                6,160
                                                        -------------
              THRIFTS & MORTGAGE FINANCE
                 -- 1.9%
         169  Essent Group Ltd.                                 6,758
         513  MGIC Investment Corp.                             7,331
          23  PennyMac Financial Services, Inc.                 1,222
         285  Radian Group, Inc.                                6,016
                                                        -------------
                                                               21,327
                                                        -------------
              TRADING COMPANIES & DISTRIBUTORS
                 -- 1.0%
          26  Applied Industrial Technologies,
                 Inc.                                           2,756
          47  Beacon Roofing Supply, Inc. (a)                   2,581
          14  MSC Industrial Direct Co., Inc.,
                 Class A                                        1,109
         113  Univar Solutions, Inc. (a)                        2,850
           6  Watsco, Inc.                                      1,632
                                                        -------------
                                                               10,928
                                                        -------------
              TOTAL COMMON STOCKS -- 99.9%                  1,108,758
              (Cost $1,234,377)                         -------------

              MONEY MARKET FUNDS -- 0.0%
         101  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (b)                  101
              (Cost $101)                               -------------

              TOTAL INVESTMENTS -- 99.9%                    1,108,859
              (Cost $1,234,478)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                            1,024
                                                        -------------
              NET ASSETS -- 100.0%                      $   1,109,883
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

                        See Notes to Financial Statements                Page 39


FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Common Stocks*..................................   $    1,108,758   $    1,108,758   $          --   $          --
Money Market Funds..............................              101              101              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $    1,108,859   $    1,108,859   $          --   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

Page 40                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS -- 99.7%
              AEROSPACE & DEFENSE -- 0.2%
         126  AAR Corp. (a)                             $       5,403
                                                        -------------
              BANKS -- 6.7%
         217  Atlantic Union Bankshares Corp.                   7,042
         126  BancFirst Corp.                                  13,590
         158  BankUnited, Inc.                                  5,854
         323  Berkshire Hills Bancorp, Inc.                     9,112
         146  City Holding Co.                                 12,411
         525  CVB Financial Corp.                              13,776
          40  Dime Community Bancshares,
                 Inc.                                           1,250
         441  First BanCorp                                     6,306
          58  First Financial Bancorp                           1,252
         172  Hancock Whitney Corp.                             8,296
         293  Hilltop Holdings, Inc.                            7,735
         146  HomeStreet, Inc.                                  5,082
         490  Hope Bancorp, Inc.                                7,090
         451  Northwest Bancshares, Inc.                        6,346
         216  OFG Bancorp                                       5,875
         225  Popular, Inc.                                    17,375
          80  Preferred Bank                                    5,427
          96  Stock Yards Bancorp, Inc.                         6,361
         399  WesBanco, Inc.                                   13,650
                                                        -------------
                                                              153,830
                                                        -------------
              BEVERAGES -- 0.3%
          56  MGP Ingredients, Inc.                             6,130
                                                        -------------
              BIOTECHNOLOGY -- 4.7%
         377  Alkermes PLC (a)                                  8,923
         184  AnaptysBio, Inc. (a)                              4,272
          36  Anika Therapeutics, Inc. (a)                        814
         206  Arcutis Biotherapeutics, Inc. (a)                 5,552
       1,039  Catalyst Pharmaceuticals, Inc. (a)               14,068
         196  Eagle Pharmaceuticals, Inc. (a)                   6,423
          20  Enanta Pharmaceuticals, Inc. (a)                  1,218
         196  Halozyme Therapeutics, Inc. (a)                   7,983
       1,272  Ironwood Pharmaceuticals, Inc. (a)               13,687
         132  iTeos Therapeutics, Inc. (a)                      2,928
          20  Karuna Therapeutics, Inc. (a)                     5,101
          70  Ligand Pharmaceuticals, Inc. (a)                  6,467
         202  REGENXBIO, Inc. (a)                               5,959
         174  Sage Therapeutics, Inc. (a)                       6,553
         674  Vanda Pharmaceuticals, Inc. (a)                   7,131
         150  Vir Biotechnology, Inc. (a)                       3,562
         266  Xencor, Inc. (a)                                  7,020
                                                        -------------
                                                              107,661
                                                        -------------
              BUILDING PRODUCTS -- 0.9%
          22  Advanced Drainage Systems, Inc.                   2,985
         148  Insteel Industries, Inc.                          4,277
         290  Resideo Technologies, Inc. (a)                    6,038
         104  UFP Industries, Inc.                              8,257
                                                        -------------
                                                               21,557
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              CAPITAL MARKETS -- 0.9%
         198  Donnelley Financial Solutions,
                 Inc. (a)                               $       8,405
         184  Federated Hermes, Inc.                            6,267
          10  Hercules Capital, Inc.                              141
          34  Houlihan Lokey, Inc.                              2,669
          24  Piper Sandler Cos.                                2,749
                                                        -------------
                                                               20,231
                                                        -------------
              CHEMICALS -- 1.3%
         283  AdvanSix, Inc.                                   10,262
         234  American Vanguard Corp.                           4,664
         112  Cabot Corp.                                       8,061
         134  LSB Industries, Inc. (b)                          2,114
          56  Sensient Technologies Corp.                       4,461
                                                        -------------
                                                               29,562
                                                        -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 0.6%
         166  ABM Industries, Inc.                              7,702
         665  GEO Group (The), Inc. (a)                         5,440
                                                        -------------
                                                               13,142
                                                        -------------
              COMMUNICATIONS EQUIPMENT
                 -- 2.0%
         272  ADTRAN Holdings, Inc.                             6,321
         108  Calix, Inc. (a)                                   6,356
          68  Clearfield, Inc. (a)                              7,895
          28  Digi International, Inc. (a)                        927
         264  NETGEAR, Inc. (a)                                 6,228
         578  NetScout Systems, Inc. (a)                       18,346
                                                        -------------
                                                               46,073
                                                        -------------
              CONSTRUCTION & ENGINEERING
                 -- 1.2%
         148  Comfort Systems USA, Inc.                        14,850
          14  EMCOR Group, Inc.                                 1,665
         194  Fluor Corp. (a)                                   5,130
         252  Sterling Infrastructure, Inc. (a)                 6,373
                                                        -------------
                                                               28,018
                                                        -------------
              CONSUMER FINANCE -- 1.1%
          92  Bread Financial Holdings, Inc.                    3,536
         120  Encore Capital Group, Inc. (a)                    6,562
         196  Enova International, Inc. (a)                     6,848
         478  Navient Corp.                                     7,356
                                                        -------------
                                                               24,302
                                                        -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.7%
         296  H&R Block, Inc.                                  13,320
         999  Laureate Education, Inc.                         11,009
       1,308  Perdoceo Education Corp. (a)                     15,147
                                                        -------------
                                                               39,476
                                                        -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.3%
         288  Cannae Holdings, Inc. (a)                         6,224
                                                        -------------

                        See Notes to Financial Statements                Page 41


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.4%
         465  EchoStar Corp., Class A (a)               $       8,561
                                                        -------------
              ELECTRIC UTILITIES -- 2.1%
         310  Hawaiian Electric Industries, Inc.               12,127
         284  Otter Tail Corp.                                 21,453
         301  Portland General Electric Co.                    15,553
                                                        -------------
                                                               49,133
                                                        -------------
              ELECTRICAL EQUIPMENT -- 1.7%
          16  Acuity Brands, Inc.                               2,623
         134  Atkore, Inc. (a)                                 11,311
         156  Encore Wire Corp.                                20,295
         826  GrafTech International Ltd.                       4,857
                                                        -------------
                                                               39,086
                                                        -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 3.9%
          18  Badger Meter, Inc.                                1,704
         100  Belden, Inc.                                      6,548
         280  Benchmark Electronics, Inc.                       7,686
          22  ePlus, Inc. (a)                                   1,037
         509  Knowles Corp. (a)                                 7,711
         229  Methode Electronics, Inc.                         9,265
          58  PC Connection, Inc.                               2,882
          80  Plexus Corp. (a)                                  7,498
         350  Sanmina Corp. (a)                                16,982
         311  ScanSource, Inc. (a)                              9,010
         431  TTM Technologies, Inc. (a)                        6,780
         675  Vishay Intertechnology, Inc.                     13,277
                                                        -------------
                                                               90,380
                                                        -------------
              ENERGY EQUIPMENT & SERVICES
                 -- 0.3%
         108  Helmerich & Payne, Inc.                           4,617
         289  RPC, Inc.                                         2,298
                                                        -------------
                                                                6,915
                                                        -------------
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 4.0%
          60  CareTrust REIT, Inc.                              1,292
         229  Equity Commonwealth (a)                           6,025
         110  First Industrial Realty Trust, Inc.               5,575
         242  Four Corners Property Trust, Inc.                 6,507
          60  Industrial Logistics Properties
                 Trust                                            449
         302  LTC Properties, Inc.                             13,557
         240  National Health Investors, Inc.                  15,722
         329  Office Properties Income Trust                    5,781
         353  Physicians Realty Trust                           5,881
         414  Piedmont Office Realty Trust, Inc.,
                 Class A                                        4,877
         257  PotlatchDeltic Corp.                             11,930
         381  Retail Opportunity Investments
                 Corp.                                          6,382
         404  SITE Centers Corp.                                5,236

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              EQUITY REAL ESTATE INVESTMENT
                 TRUSTS (CONTINUED)
          96  Tanger Factory Outlet Centers,
                 Inc.                                   $       1,480
         150  Urban Edge Properties                             2,360
                                                        -------------
                                                               93,054
                                                        -------------
              FOOD & STAPLES RETAILING -- 3.7%
          86  BJ's Wholesale Club Holdings,
                 Inc. (a)                                       6,406
          32  Grocery Outlet Holding Corp. (a)                  1,284
         237  Ingles Markets, Inc., Class A                    20,744
         697  SpartanNash Co.                                  21,210
         307  Sprouts Farmers Market, Inc. (a)                  8,872
         346  Weis Markets, Inc.                               26,888
                                                        -------------
                                                               85,404
                                                        -------------
              FOOD PRODUCTS -- 0.6%
         128  Cal-Maine Foods, Inc.                             6,862
         300  Hostess Brands, Inc. (a)                          6,954
                                                        -------------
                                                               13,816
                                                        -------------
              GAS UTILITIES -- 0.3%
          76  ONE Gas, Inc.                                     5,949
                                                        -------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 5.1%
         507  AngioDynamics, Inc. (a)                          11,225
         214  Avanos Medical, Inc. (a)                          5,271
         154  Cutera, Inc. (a)                                  7,354
          88  Enovis Corp. (a)                                  4,457
          22  Globus Medical, Inc., Class A (a)                 1,302
          28  ICU Medical, Inc. (a)                             4,452
         212  Inogen, Inc. (a)                                  6,070
          70  Inspire Medical Systems, Inc. (a)                13,404
          82  Integer Holdings Corp. (a)                        5,172
          12  iRhythm Technologies, Inc. (a)                    1,769
         303  Lantheus Holdings, Inc. (a)                      23,876
          44  Neogen Corp. (a)                                    920
         282  Orthofix Medical, Inc. (a)                        5,612
          82  QuidelOrtho Corp. (a)                             6,499
          56  Shockwave Medical, Inc. (a)                      16,624
         180  Varex Imaging Corp. (a)                           3,796
                                                        -------------
                                                              117,803
                                                        -------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 2.9%
          42  Addus HomeCare Corp. (a)                          3,747
          20  Amedisys, Inc. (a)                                2,369
         172  AMN Healthcare Services, Inc. (a)                17,654
          78  CorVel Corp. (a)                                 12,120
         116  Fulgent Genetics, Inc. (a)                        5,043
         464  Option Care Health, Inc. (a)                     14,365
          36  Patterson Cos., Inc.                              1,004
         320  Premier, Inc., Class A                           11,277
                                                        -------------
                                                               67,579
                                                        -------------

Page 42                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE TECHNOLOGY -- 2.0%
         401  Allscripts Healthcare Solutions,
                 Inc. (a)                               $       6,817
         415  Evolent Health, Inc., Class A (a)                15,251
         629  NextGen Healthcare, Inc. (a)                     10,781
         207  Simulations Plus, Inc.                           12,431
                                                        -------------
                                                               45,280
                                                        -------------
              HOUSEHOLD DURABLES -- 2.9%
          22  Cavco Industries, Inc. (a)                        5,148
         102  Century Communities, Inc.                         4,762
         635  Ethan Allen Interiors, Inc.                      15,094
         248  Green Brick Partners, Inc. (a)                    6,041
         130  M/I Homes, Inc. (a)                               5,621
         194  Skyline Champion Corp. (a)                       10,994
         300  Taylor Morrison Home Corp. (a)                    7,533
         647  Tri Pointe Homes, Inc. (a)                       11,213
                                                        -------------
                                                               66,406
                                                        -------------
              INSURANCE -- 3.3%
         160  American Equity Investment Life
                 Holding Co.                                    6,080
         118  Brighthouse Financial, Inc. (a)                   5,611
         625  CNO Financial Group, Inc.                        11,506
         366  Employers Holdings, Inc.                         14,332
          32  Enstar Group Ltd. (a)                             6,056
          28  Kinsale Capital Group, Inc.                       7,100
          58  RLI Corp.                                         6,366
         132  Safety Insurance Group, Inc.                     11,887
          92  Selective Insurance Group, Inc.                   7,307
                                                        -------------
                                                               76,245
                                                        -------------
              INTERACTIVE MEDIA & SERVICES
                 -- 0.0%
          16  Ziff Davis, Inc. (a)                              1,236
                                                        -------------
              IT SERVICES -- 2.1%
         170  CSG Systems International, Inc.                   9,834
         110  ExlService Holdings, Inc. (a)                    18,448
         619  International Money Express,
                 Inc. (a)                                      13,866
          68  Perficient, Inc. (a)                              5,311
                                                        -------------
                                                               47,459
                                                        -------------
              LEISURE PRODUCTS -- 1.0%
         622  Smith & Wesson Brands, Inc.                       8,273
         124  Sturm Ruger & Co., Inc.                           6,479
         327  Vista Outdoor, Inc. (a)                           9,195
                                                        -------------
                                                               23,947
                                                        -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.1%
          10  Medpace Holdings, Inc. (a)                        1,476
                                                        -------------
              MACHINERY -- 1.6%
          60  Hillenbrand, Inc.                                 2,500
         355  Manitowoc (The) Co., Inc. (a)                     3,390
         364  Mueller Industries, Inc.                         22,994
         110  Titan International, Inc. (a)                     1,544

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              MACHINERY (CONTINUED)
          46  Watts Water Technologies, Inc.,
                 Class A                                $       6,372
                                                        -------------
                                                               36,800
                                                        -------------
              MARINE -- 1.5%
         132  Eagle Bulk Shipping, Inc.                         5,734
         784  Genco Shipping & Trading Ltd.                    10,749
         235  Matson, Inc.                                     17,310
                                                        -------------
                                                               33,793
                                                        -------------
              MEDIA -- 1.0%
         102  John Wiley & Sons, Inc., Class A                  4,695
         210  Scholastic Corp.                                  9,641
          72  TechTarget, Inc. (a)                              4,673
         126  Thryv Holdings, Inc. (a)                          3,223
                                                        -------------
                                                               22,232
                                                        -------------
              METALS & MINING -- 2.5%
          94  Alcoa Corp.                                       4,651
          74  Alpha Metallurgical Resources,
                 Inc.                                          11,629
         156  Ryerson Holding Corp.                             4,446
         285  Schnitzer Steel Industries, Inc.,
                 Class A                                        9,416
         522  TimkenSteel Corp. (a)                             8,008
         559  Warrior Met Coal, Inc.                           18,196
                                                        -------------
                                                               56,346
                                                        -------------
              MULTILINE RETAIL -- 0.8%
          46  Dillard's, Inc., Class A                         13,627
         268  Macy's, Inc.                                      4,642
                                                        -------------
                                                               18,269
                                                        -------------
              MULTI-UTILITIES -- 0.3%
          88  Black Hills Corp.                                 6,642
                                                        -------------
              OIL, GAS & CONSUMABLE FUELS
                 -- 6.5%
         176  Antero Resources Corp. (a)                        7,054
          98  Arch Resources, Inc.                             14,267
         202  California Resources Corp.                       10,092
         108  Chesapeake Energy Corp.                          10,853
          82  Chord Energy Corp.                               11,607
         118  Civitas Resources, Inc.                           7,928
         296  CNX Resources Corp. (a)                           5,230
          86  CONSOL Energy, Inc.                               6,173
          34  CVR Energy, Inc.                                  1,110
          24  Denbury, Inc. (a)                                 2,134
         973  Dorian LPG Ltd.                                  14,157
          32  Golar LNG Ltd. (a)                                  873
          26  Gulfport Energy Corp. (a)                         2,542
         385  Magnolia Oil & Gas Corp.,
                 Class A                                        9,190
         235  Murphy Oil Corp.                                  9,158
         130  Ovintiv, Inc.                                     6,908
          94  PDC Energy, Inc.                                  6,384
         186  REX American Resources
                 Corp. (a)                                      5,636

                        See Notes to Financial Statements                Page 43


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         186  SandRidge Energy, Inc. (a)                $       3,902
         114  SM Energy Co.                                     5,024
         112  Teekay Tankers Ltd., Class A (a)                  2,755
         282  World Fuel Services Corp.                         7,276
                                                        -------------
                                                              150,253
                                                        -------------
              PAPER & FOREST PRODUCTS -- 0.9%
         364  Louisiana-Pacific Corp.                          19,740
                                                        -------------
              PERSONAL PRODUCTS -- 1.0%
         354  elf Beauty, Inc. (a)                             13,498
          52  Inter Parfums, Inc.                               4,083
          32  Nu Skin Enterprises, Inc., Class A                1,310
          48  USANA Health Sciences, Inc. (a)                   3,097
          48  Veru, Inc. (a)                                      734
                                                        -------------
                                                               22,722
                                                        -------------
              PHARMACEUTICALS -- 3.7%
         749  Amphastar Pharmaceuticals,
                 Inc. (a)                                      22,170
          60  Axsome Therapeutics, Inc. (a)                     3,828
         379  Collegium Pharmaceutical,
                 Inc. (a)                                       6,663
         188  Corcept Therapeutics, Inc. (a)                    4,854
         398  Evolus, Inc. (a)                                  3,825
          88  Harmony Biosciences Holdings,
                 Inc. (a)                                       3,864
         236  Innoviva, Inc. (a)                                3,106
          98  Intra-Cellular Therapies, Inc. (a)                4,925
          24  Pacira BioSciences, Inc. (a)                      1,259
         239  Prestige Consumer Healthcare,
                 Inc. (a)                                      12,089
         424  SIGA Technologies, Inc.                           6,394
         365  Supernus Pharmaceuticals, Inc. (a)               12,494
                                                        -------------
                                                               85,471
                                                        -------------
              PROFESSIONAL SERVICES -- 1.8%
         168  CBIZ, Inc. (a)                                    7,335
         327  Heidrick & Struggles
                 International, Inc.                            9,306
         112  Huron Consulting Group, Inc. (a)                  7,493
         184  Kforce, Inc.                                     10,069
         134  Korn Ferry                                        8,163
                                                        -------------
                                                               42,366
                                                        -------------
              REAL ESTATE MANAGEMENT
                 & DEVELOPMENT -- 1.5%
         964  Anywhere Real Estate, Inc. (a)                    9,418
          80  Cushman & Wakefield PLC (a)                       1,197
         556  Douglas Elliman, Inc.                             2,563
         168  Marcus & Millichap, Inc.                          6,280
         399  RMR Group (The), Inc., Class A                   10,390
         124  St. Joe (The) Co.                                 4,737
                                                        -------------
                                                               34,585
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              ROAD & RAIL -- 2.5%
         186  ArcBest Corp.                             $      14,979
         878  Daseke, Inc. (a)                                  5,321
         831  Heartland Express, Inc.                          12,590
         292  Marten Transport Ltd.                             5,784
          84  Ryder System, Inc.                                6,421
         511  Schneider National, Inc., Class B                11,681
                                                        -------------
                                                               56,776
                                                        -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 3.2%
         132  Alpha & Omega Semiconductor
                 Ltd. (a)                                       5,103
         190  Axcelis Technologies, Inc. (a)                   12,719
         102  Cirrus Logic, Inc. (a)                            7,822
         413  Cohu, Inc. (a)                                   11,081
          88  Diodes, Inc. (a)                                  6,263
         237  Kulicke & Soffa Industries, Inc.                  9,963
         104  Lattice Semiconductor Corp. (a)                   5,606
         800  Photronics, Inc. (a)                             13,440
          48  Rambus, Inc. (a)                                  1,238
                                                        -------------
                                                               73,235
                                                        -------------
              SOFTWARE -- 1.9%
         157  Box, Inc., Class A (a)                            4,043
         100  CommVault Systems, Inc. (a)                       5,429
          94  Ebix, Inc.                                        2,446
         104  InterDigital, Inc.                                5,216
          49  Qualys, Inc. (a)                                  7,443
          14  SPS Commerce, Inc. (a)                            1,710
         114  Tenable Holdings, Inc. (a)                        4,515
          32  Teradata Corp. (a)                                1,053
         106  Verint Systems, Inc. (a)                          5,140
         389  Xperi Holding Corp.                               6,189
                                                        -------------
                                                               43,184
                                                        -------------
              SPECIALTY RETAIL -- 3.4%
         456  Aaron's (The) Co., Inc.                           5,426
         343  Abercrombie & Fitch Co.,
                 Class A (a)                                    4,936
          74  Academy Sports & Outdoors, Inc.                   3,188
         396  Big 5 Sporting Goods Corp.                        4,847
          56  Buckle (The), Inc.                                1,808
         176  Caleres, Inc.                                     4,491
          26  Children's Place (The), Inc. (a)                  1,097
          38  Citi Trends, Inc. (a)                               767
         294  Designer Brands, Inc., Class A                    5,016
          64  Genesco, Inc. (a)                                 3,621
          40  Group 1 Automotive, Inc.                          7,144
          84  Haverty Furniture Cos., Inc.                      2,253
          40  Hibbett, Inc.                                     2,344
         275  MarineMax, Inc. (a)                               9,993
          54  Murphy USA, Inc.                                 15,669
          64  Signet Jewelers Ltd.                              4,184
          76  Zumiez, Inc. (a)                                  1,973
                                                        -------------
                                                               78,757
                                                        -------------

Page 44                 See Notes to Financial Statements


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 0.7%
         186  Avid Technology, Inc. (a)                 $       5,087
          82  Super Micro Computer, Inc. (a)                    5,337
         370  Xerox Holdings Corp.                              6,149
                                                        -------------
                                                               16,573
                                                        -------------
              TEXTILES, APPAREL & LUXURY GOODS
                 -- 1.3%
         483  G-III Apparel Group Ltd. (a)                     10,177
          58  Kontoor Brands, Inc.                              2,159
         246  Movado Group, Inc.                                7,845
          70  Oxford Industries, Inc.                           7,471
          62  Steven Madden Ltd.                                1,805
                                                        -------------
                                                               29,457
                                                        -------------
              THRIFTS & MORTGAGE FINANCE
                 -- 2.0%
         162  Essent Group Ltd.                                 6,478
         478  Kearny Financial Corp.                            5,430
         896  MGIC Investment Corp.                            12,804
         136  Mr. Cooper Group, Inc. (a)                        5,753
         684  Radian Group, Inc.                               14,439
                                                        -------------
                                                               44,904
                                                        -------------
              TOBACCO -- 0.4%
         150  Universal Corp.                                   7,656
          94  Vector Group Ltd.                                   921
                                                        -------------
                                                                8,577
                                                        -------------
              TRADING COMPANIES & DISTRIBUTORS
                 -- 2.5%
          14  Applied Industrial Technologies,
                 Inc.                                           1,484
         160  BlueLinx Holdings, Inc. (a)                      11,216
         324  Boise Cascade Co.                                20,195
         162  Rush Enterprises, Inc., Class A                   7,624

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS
                (CONTINUED)
          80  Veritiv Corp. (a)                         $       9,535
          48  WESCO International, Inc. (a)                     6,321
                                                        -------------
                                                               56,375
                                                        -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.4%
         212  Gogo, Inc. (a)                                    3,151
         180  United States Cellular Corp. (a)                  5,146
                                                        -------------
                                                                8,297
                                                        -------------
              TOTAL COMMON STOCKS -- 99.7%                  2,286,692
              (Cost $2,371,350)                         -------------

              MONEY MARKET FUNDS -- 0.2%
       5,636  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (c)                5,636
              (Cost $5,636)                             -------------

              TOTAL INVESTMENTS -- 99.9%                    2,292,328
              (Cost $2,376,986)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                            2,149
                                                        -------------
              NET ASSETS -- 100.0%                      $   2,294,477
                                                        =============

(a)   Non-income producing security.

(b)   Non-income producing security which makes payment-in-kind ("PIK")
      distributions. There were no in-kind distributions received for the fiscal year ended August 31, 2022.

(c)   Rate shown reflects yield as of August 31, 2022.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Common Stocks*..................................   $    2,286,692   $    2,286,692   $          --   $          --
Money Market Funds..............................            5,636            5,636              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $    2,292,328   $    2,292,328   $          --   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 45


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2022


                                                                                            FIRST TRUST
                                                                       FIRST TRUST           FLEXIBLE            FIRST TRUST
                                                                          INCOME             MUNICIPAL          LOW DURATION
                                                                      OPPORTUNITIES         HIGH INCOME        STRATEGIC FOCUS
                                                                        ETF (FCEF)          ETF (MFLX)           ETF (LDSF)
                                                                     ----------------    -----------------    -----------------
ASSETS:
Investments, at value - Unaffiliated.............................    $     27,961,778    $      13,759,905    $      41,787,108
Investments, at value - Affiliated...............................                  --                   --          168,962,043
                                                                     ----------------    -----------------    -----------------
   Total investments, at value...................................          27,961,778           13,759,905          210,749,151
Cash.............................................................                  --              133,187                   --
Receivables:
   Dividends.....................................................              64,579                4,014               43,779
   Investment securities sold....................................                  --              213,596                   --
   Interest......................................................                  --              168,349                   --
                                                                     ----------------    -----------------    -----------------
   Total Assets..................................................          28,026,357           14,279,051          210,792,930
                                                                     ----------------    -----------------    -----------------

LIABILITIES:
Investment advisory fees payable.................................              21,020                6,826               35,655
                                                                     ----------------    -----------------    -----------------
   Total Liabilities.............................................              21,020                6,826               35,655
                                                                     ----------------    -----------------    -----------------
NET ASSETS.......................................................    $     28,005,337    $      14,272,225    $     210,757,275
                                                                     ================    =================    =================

NET ASSETS CONSIST OF:
Paid-in capital..................................................    $     30,703,956    $      18,016,412    $     227,943,968
Par value........................................................              13,550                8,500              112,000
Accumulated distributable earnings (loss)........................          (2,712,169)          (3,752,687)         (17,298,693)
                                                                     ----------------    -----------------    -----------------
NET ASSETS.......................................................    $     28,005,337    $      14,272,225    $     210,757,275
                                                                     ================    =================    =================
NET ASSET VALUE, per share.......................................    $          20.67    $           16.79    $           18.82
                                                                     ================    =================    =================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)........................           1,355,000              850,002           11,200,002
                                                                     ================    =================    =================
Investments, at cost - Unaffiliated..............................    $     30,672,580    $      14,054,537    $      44,100,511
                                                                     ================    =================    =================
Investments, at cost - Affiliated................................    $             --    $              --    $     177,695,728
                                                                     ================    =================    =================
Total investments, at cost.......................................    $     30,672,580    $      14,054,537    $     221,796,239
                                                                     ================    =================    =================


Page 46                 See Notes to Financial Statements



  FIRST TRUST          FIRST TRUST          FIRST TRUST
 ACTIVE FACTOR        ACTIVE FACTOR        ACTIVE FACTOR
 LARGE CAP ETF         MID CAP ETF         SMALL CAP ETF
     (AFLG)              (AFMC)               (AFSM)
----------------    -----------------    -----------------

$      4,688,446    $       1,108,859    $       2,292,328
              --                   --                   --
----------------    -----------------    -----------------
       4,688,446            1,108,859            2,292,328
              --                   --                   --

          11,427                1,663                3,693
              --                   --                   --
              --                   --                   --
----------------    -----------------    -----------------
       4,699,873            1,110,522            2,296,021
----------------    -----------------    -----------------

           2,300                  639                1,544
----------------    -----------------    -----------------
           2,300                  639                1,544
----------------    -----------------    -----------------
$      4,697,573    $       1,109,883    $       2,294,477
================    =================    =================

$      5,246,544    $       1,624,067    $       2,865,405
           2,000                  500                1,000
        (550,971)            (514,684)            (571,928)
----------------    -----------------    -----------------
$      4,697,573    $       1,109,883    $       2,294,477
================    =================    =================
$          23.49    $           22.20    $           22.94
================    =================    =================

         200,002               50,002              100,002
================    =================    =================
$      4,856,490    $       1,234,478    $       2,376,986
================    =================    =================
$             --    $              --    $              --
================    =================    =================
$      4,856,490    $       1,234,478    $       2,376,986
================    =================    =================


                        See Notes to Financial Statements                Page 47


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2022


                                                                                            FIRST TRUST
                                                                       FIRST TRUST           FLEXIBLE            FIRST TRUST
                                                                          INCOME             MUNICIPAL          LOW DURATION
                                                                      OPPORTUNITIES         HIGH INCOME        STRATEGIC FOCUS
                                                                        ETF (FCEF)          ETF (MFLX)           ETF (LDSF)
                                                                     ----------------    -----------------    -----------------
INVESTMENT INCOME:
Dividends - Unaffiliated.........................................    $      1,622,016    $         601,273    $         646,913
Dividends - Affiliated...........................................                  --                   --            3,515,584
Interest.........................................................                  --              169,014                   --
Foreign withholding tax..........................................                  --                   --                   --
                                                                     ----------------    -----------------    -----------------
   Total investment income.......................................           1,622,016              770,287            4,162,497
                                                                     ----------------    -----------------    -----------------

EXPENSES:
Investment advisory fees.........................................             291,979              136,391              481,553
                                                                     ----------------    -----------------    -----------------
   Total expenses................................................             291,979              136,391              481,553
                                                                     ----------------    -----------------    -----------------
Less fees waived by the investment advisor.......................                  --              (11,814)                  --
                                                                     ----------------    -----------------    -----------------
Net expenses.....................................................             291,979              124,577              481,553
                                                                     ----------------    -----------------    -----------------
NET INVESTMENT INCOME (LOSS).....................................           1,330,037              645,710            3,680,944
                                                                     ----------------    -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated....................................            (264,250)          (3,517,636)            (268,198)
   Investments - Affiliated......................................                  --                   --           (4,573,520)
   In-kind redemptions - Unaffiliated............................             193,489              (76,431)            (305,245)
   In-kind redemptions - Affiliated..............................                  --                   --           (1,815,706)
   Distribution of capital gains from investment
      companies..................................................             520,210               13,681               60,471
                                                                     ----------------    -----------------    -----------------
Net realized gain (loss).........................................             449,449           (3,580,386)          (6,902,198)
                                                                     ----------------    -----------------    -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated....................................          (7,342,772)          (1,191,248)          (2,562,299)
   Investments - Affiliated......................................                  --                   --           (8,139,913)
                                                                     ----------------    -----------------    -----------------
Net change in unrealized appreciation (depreciation).............          (7,342,772)          (1,191,248)         (10,702,212)
                                                                     ----------------    -----------------    -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................          (6,893,323)          (4,771,634)         (17,604,410)
                                                                     ----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................................    $     (5,563,286)   $      (4,125,924)   $     (13,923,466)
                                                                     ================    =================    =================


Page 48                 See Notes to Financial Statements



  FIRST TRUST          FIRST TRUST          FIRST TRUST
 ACTIVE FACTOR        ACTIVE FACTOR        ACTIVE FACTOR
 LARGE CAP ETF         MID CAP ETF         SMALL CAP ETF
     (AFLG)              (AFMC)               (AFSM)
----------------    -----------------    -----------------

$         79,724    $          33,241    $          44,454
              --                   --                   --
              --                   --                   --
              --                  (24)                 (52)
----------------    -----------------    -----------------
          79,724               33,217               44,402
----------------    -----------------    -----------------

          24,459               11,622               18,973
----------------    -----------------    -----------------
          24,459               11,622               18,973
----------------    -----------------    -----------------
              --                   --                   --
----------------    -----------------    -----------------
          24,459               11,622               18,973
----------------    -----------------    -----------------
          55,265               21,595               25,429
----------------    -----------------    -----------------

        (138,862)            (150,352)            (164,929)
              --                   --                   --
             107              (26,147)                 109
              --                   --                   --

              --                   --                   --
----------------    -----------------    -----------------
        (138,755)            (176,499)            (164,820)
----------------    -----------------    -----------------

        (441,602)            (251,819)            (219,832)
              --                   --                   --
----------------    -----------------    -----------------
        (441,602)            (251,819)            (219,832)
----------------    -----------------    -----------------
        (580,357)            (428,318)            (384,652)
----------------    -----------------    -----------------

$       (525,092)   $        (406,723)   $        (359,223)
================    =================    =================


                        See Notes to Financial Statements                Page 49


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                                      FIRST TRUST                           FIRST TRUST
                                                                        INCOME                          FLEXIBLE MUNICIPAL
                                                                   OPPORTUNITIES ETF                      HIGH INCOME ETF
                                                                        (FCEF)                                (MFLX)
                                                          -----------------------------------   -----------------------------------
                                                             Year Ended         Year Ended         Year Ended         Year Ended
                                                             8/31/2022          8/31/2021          8/31/2022          8/31/2021
                                                          ----------------   ----------------   ----------------   ----------------
OPERATIONS:
Net investment income (loss)............................  $      1,330,037   $        951,920   $        645,710   $        389,967
Net realized gain (loss)................................           449,449          1,993,017         (3,580,386)           115,287
Net change in unrealized appreciation (depreciation)....        (7,342,772)         7,167,845         (1,191,248)         1,141,529
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations...........................................        (5,563,286)        10,112,782         (4,125,924)         1,646,783
                                                          ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................        (2,022,212)        (1,686,588)          (717,089)          (395,501)
Return of capital.......................................                --                 --            (10,763)                --
                                                          ----------------   ----------------   ----------------   ----------------
Total distributions to shareholders.....................        (2,022,212)        (1,686,588)          (727,852)          (395,501)
                                                          ----------------   ----------------   ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................         2,433,703          6,988,057         12,143,517          8,430,208
Cost of shares redeemed.................................        (5,518,237)       (10,040,378)       (11,345,363)                --
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions.............................        (3,084,534)        (3,052,321)           798,154          8,430,208
                                                          ----------------   ----------------   ----------------   ----------------
Total increase (decrease) in net assets.................       (10,670,032)         5,373,873         (4,055,622)         9,681,490

NET ASSETS:
Beginning of period.....................................        38,675,369         33,301,496         18,327,847          8,646,357
                                                          ----------------   ----------------   ----------------   ----------------
End of period...........................................  $     28,005,337   $     38,675,369   $     14,272,225   $     18,327,847
                                                          ================   ================   ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................         1,505,000          1,655,000            850,002            450,002
Shares sold.............................................           100,000            300,000            600,000            400,000
Shares redeemed.........................................          (250,000)          (450,000)          (600,000)                --
                                                          ----------------   ----------------   ----------------   ----------------
Shares outstanding, end of period.......................         1,355,000          1,505,000            850,002            850,002
                                                          ================   ================   ================   ================


Page 50                 See Notes to Financial Statements



            FIRST TRUST                          FIRST TRUST
           LOW DURATION                         ACTIVE FACTOR
        STRATEGIC FOCUS ETF                     LARGE CAP ETF
              (LDSF)                               (AFLG)
-----------------------------------   -----------------------------------
   Year Ended         Year Ended        Year Ended        Year Ended
    8/31/2022          8/31/2021         8/31/2022         8/31/2021
----------------   ----------------   ----------------   ----------------

$      3,680,944   $      2,938,613   $         55,265   $         57,256
      (6,902,198)         1,753,049           (138,755)         1,238,808
     (10,702,212)        (2,248,816)          (441,602)            84,230
----------------   ----------------   ----------------   ----------------

     (13,923,466)         2,442,846           (525,092)         1,380,294
----------------   ----------------   ----------------   ----------------

      (4,397,151)        (3,935,676)           (46,676)           (53,635)
        (729,900)                --                 --                 --
----------------   ----------------   ----------------   ----------------
      (5,127,051)        (3,935,676)           (46,676)           (53,635)
----------------   ----------------   ----------------   ----------------

     175,760,526        106,710,761          1,261,886          8,097,356
    (130,024,664)       (51,846,837)                --         (7,515,991)
----------------   ----------------   ----------------   ----------------

      45,735,862         54,863,924          1,261,886            581,365
----------------   ----------------   ----------------   ----------------
      26,685,345         53,371,094            690,118          1,908,024

     184,071,930        130,700,836          4,007,455          2,099,431
----------------   ----------------   ----------------   ----------------
$    210,757,275   $    184,071,930   $      4,697,573   $      4,007,455
================   ================   ================   ================

       9,100,002          6,400,002            150,002            100,002
       8,900,000          5,250,000             50,000            350,000
      (6,800,000)        (2,550,000)                --           (300,000)
----------------   ----------------   ----------------   ----------------
      11,200,002          9,100,002            200,002            150,002
================   ================   ================   ================


                        See Notes to Financial Statements                Page 51


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                      FIRST TRUST                           FIRST TRUST
                                                                     ACTIVE FACTOR                         ACTIVE FACTOR
                                                                      MID CAP ETF                          SMALL CAP ETF
                                                                        (AFMC)                                (AFSM)
                                                          -----------------------------------   -----------------------------------
                                                             Year Ended         Year Ended         Year Ended         Year Ended
                                                             8/31/2022          8/31/2021          8/31/2022          8/31/2021
                                                          ----------------   ----------------   ----------------   ----------------
OPERATIONS:
Net investment income (loss)............................  $         21,595   $         14,929   $         25,429   $          5,393
Net realized gain (loss)................................          (176,499)           614,371           (164,820)           731,776
Net change in unrealized appreciation (depreciation)....          (251,819)           138,549           (219,832)            89,504
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations...........................................          (406,723)           767,849           (359,223)           826,673
                                                          ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................           (19,566)           (17,180)           (18,130)            (8,250)
Return of capital.......................................                --                 --                 --                 --
                                                          ----------------   ----------------   ----------------   ----------------
Total distributions to shareholders.....................           (19,566)           (17,180)           (18,130)            (8,250)
                                                          ----------------   ----------------   ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................         1,306,411          1,175,597                 --          2,572,524
Cost of shares redeemed.................................        (1,076,295)        (2,457,585)                --         (2,563,922)
                                                          ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions.............................           230,116         (1,281,988)                --              8,602
                                                          ----------------   ----------------   ----------------   ----------------
Total increase (decrease) in net assets.................          (196,173)          (531,319)          (377,353)           827,025

NET ASSETS:
Beginning of period.....................................         1,306,056          1,837,375          2,671,830          1,844,805
                                                          ----------------   ----------------   ----------------   ----------------
End of period...........................................  $      1,109,883   $      1,306,056   $      2,294,477   $      2,671,830
                                                          ================   ================   ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................            50,002            100,002            100,002            100,002
Shares sold.............................................            50,000             50,000                 --            100,000
Shares redeemed.........................................           (50,000)          (100,000)                --           (100,000)
                                                          ----------------   ----------------   ----------------   ----------------
Shares outstanding, end of period.......................            50,002             50,002            100,002            100,002
                                                          ================   ================   ================   ================


Page 52                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INCOME OPPORTUNITIES ETF (FCEF)


                                                                                   YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------------------------
                                                               2022          2021          2020          2019          2018
                                                            -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....................    $   25.70     $   20.12     $   21.75     $   22.26     $   21.66
                                                             ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.87          0.65          0.82          0.82          0.78
Net realized and unrealized gain (loss)..................        (4.53)         6.07         (1.29)        (0.18)         0.93
                                                             ---------     ---------     ---------     ---------     ---------
Total from investment operations.........................        (3.66)         6.72         (0.47)         0.64          1.71
                                                             ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................        (1.26)        (0.84)        (1.10)        (0.96)        (1.01)
Net realized gain........................................        (0.11)        (0.30)        (0.06)        (0.19)        (0.10)
                                                             ---------     ---------     ---------     ---------     ---------
Total distributions......................................        (1.37)        (1.14)        (1.16)        (1.15)        (1.11)
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........................    $   20.67     $   25.70     $   20.12     $   21.75     $   22.26
                                                             =========     =========     =========     =========     =========
TOTAL RETURN (a).........................................       (14.62)%       34.19%        (2.04)%        3.18%         8.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $  28,005     $  38,675     $  33,301     $  37,085     $  45,754
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (b)........         0.85%         0.85%         0.85%         0.85%         0.85%
Ratio of net investment income (loss) to average net
   assets................................................         3.87%         2.79%         4.01%         3.92%         3.14%
Portfolio turnover rate (c)..............................           16%            8%            6%           13%           15%


FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF (MFLX)


                                                                                   YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------------------------
                                                               2022          2021          2020          2019          2018
                                                            -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....................    $   21.56     $   19.21     $   19.61     $   17.94     $   19.20
                                                             ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.67          0.70          0.68          0.62          0.64
Net realized and unrealized gain (loss)..................        (4.68)         2.39         (0.48)         1.65         (1.24)
                                                             ---------     ---------     ---------     ---------     ---------
Total from investment operations.........................        (4.01)         3.09          0.20          2.27         (0.60)
                                                             ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................        (0.72)        (0.74)        (0.60)        (0.60)        (0.64)
Net realized gain........................................        (0.03)        (0.00) (d)       --            --            --
Return of capital........................................        (0.01)           --            --            --         (0.02)
                                                             ---------     ---------     ---------     ---------     ---------
Total distributions......................................        (0.76)        (0.74)        (0.60)        (0.60)        (0.66)
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........................    $   16.79     $   21.56     $   19.21     $   19.61     $   17.94
                                                             =========     =========     =========     =========     =========
TOTAL RETURN (a).........................................       (18.91)%       16.37%         1.10%        12.96%        (3.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $  14,272     $  18,328     $   8,646     $  10,785     $  13,454
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (b)........         0.75%         0.75%         0.75%         0.75%         0.75%
Ratio of net expenses to average net assets..............         0.69%           --            --            --            --
Ratio of net investment income (loss) to average net
   assets................................................         3.55%         3.57%         3.49%         3.49%         3.54%
Portfolio turnover rate (c)..............................          109% (e)       17%            7%           20%           11%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. Total returns would have been lower if certain fees had not been waived by the investment advisor.

(b)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   Amount is less than $0.01.

(e)   The variation in the portfolio turnover rate is due to the change in the
      Fund's investment strategy effective April 14, 2022 which resulted in a rebalance of the Fund's portfolio.

                        See Notes to Financial Statements                Page 53


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF (LDSF)


                                                                     YEAR ENDED AUGUST 31,               PERIOD
                                                            ---------------------------------------       ENDED
                                                               2022          2021          2020       8/31/2019 (a)
                                                            -----------   -----------   -----------   -------------
Net asset value, beginning of period.....................    $   20.23     $   20.42     $   20.50      $   20.03
                                                             ---------     ---------     ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.29          0.38          0.49           0.43
Net realized and unrealized gain (loss)..................        (1.29)        (0.06)        (0.07)          0.47
                                                             ---------     ---------     ---------      ---------
Total from investment operations.........................        (1.00)         0.32          0.42           0.90
                                                             ---------     ---------     ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................        (0.35)        (0.51)        (0.50)         (0.43)
Return of capital........................................        (0.06)           --            --             --
                                                             ---------     ---------     ---------      ---------
Total distributions......................................        (0.41)        (0.51)        (0.50)         (0.43)
                                                             ---------     ---------     ---------      ---------
Net asset value, end of period...........................    $   18.82     $   20.23     $   20.42      $   20.50
                                                             =========     =========     =========      =========
TOTAL RETURN (b).........................................        (4.98)%        1.57%         2.09%          4.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $ 210,757     $ 184,072     $ 130,701      $  50,228
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (c)........         0.20%         0.20%         0.20%          0.20% (d)
Ratio of net investment income (loss) to average net
   assets................................................         1.53%         1.85%         2.36%          3.16% (d)
Portfolio turnover rate (e)..............................           50%           54%           71%            14%


FIRST TRUST ACTIVE FACTOR LARGE CAP ETF (AFLG)


                                                              YEAR ENDED AUGUST 31,       PERIOD
                                                            -------------------------      ENDED
                                                               2022          2021      8/31/2020 (a)
                                                            -----------   -----------  -------------
Net asset value, beginning of period.....................    $   26.72     $   20.99     $   19.87
                                                             ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.30          0.27          0.23
Net realized and unrealized gain (loss)..................        (3.26)         5.72          1.07
                                                             ---------     ---------     ---------
Total from investment operations.........................        (2.96)         5.99          1.30
                                                             ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................        (0.27)        (0.26)        (0.18)
                                                             ---------     ---------     ---------
Net asset value, end of period...........................    $   23.49     $   26.72     $   20.99
                                                             =========     =========     =========
TOTAL RETURN (b).........................................       (11.18)%       28.74%         6.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $   4,698     $   4,007     $   2,099
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets............         0.55%         0.55%         0.55% (d)
Ratio of net investment income (loss) to average net
   assets................................................         1.24%         1.12%         1.62% (d)
Portfolio turnover rate (e)..............................           61%           70%           55%


(a)   Inception dates for LDSF and AFLG are January 3, 2019 and December 3,
      2019, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 54                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ACTIVE FACTOR MID CAP ETF (AFMC)


                                                              YEAR ENDED AUGUST 31,       PERIOD
                                                            -------------------------      ENDED
                                                               2022          2021      8/31/2020 (a)
                                                            -----------   -----------  -------------
Net asset value, beginning of period.....................    $   26.12     $   18.37     $   19.88
                                                             ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.32          0.19          0.18
Net realized and unrealized gain (loss)..................        (3.96)         7.76         (1.55)
                                                             ---------     ---------     ---------
Total from investment operations.........................        (3.64)         7.95         (1.37)
                                                             ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................        (0.28)        (0.20)        (0.14)
                                                             ---------     ---------     ---------
Net asset value, end of period...........................    $   22.20     $   26.12     $   18.37
                                                             =========     =========     =========
TOTAL RETURN (b).........................................       (14.04)%       43.52%        (6.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $   1,110     $   1,306     $   1,837
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets............         0.65%         0.65%         0.65% (c)
Ratio of net investment income (loss) to average net
   assets................................................         1.21%         0.81%         1.34% (c)
Portfolio turnover rate (d)..............................           80%           80%           66%


FIRST TRUST ACTIVE FACTOR SMALL CAP ETF (AFSM)


                                                              YEAR ENDED AUGUST 31,       PERIOD
                                                            -------------------------      ENDED
                                                               2022          2021      8/31/2020 (a)
                                                            -----------   -----------  -------------
Net asset value, beginning of period.....................    $   26.72     $   18.45     $   19.95
                                                             ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.25          0.05          0.12
Net realized and unrealized gain (loss)..................        (3.85)         8.30         (1.52)
                                                             ---------     ---------     ---------
Total from investment operations.........................        (3.60)         8.35         (1.40)
                                                             ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................        (0.18)        (0.08)        (0.10)
                                                             ---------     ---------     ---------
Net asset value, end of period...........................    $   22.94     $   26.72     $   18.45
                                                             =========     =========     =========
TOTAL RETURN (b).........................................       (13.52)%       45.40%        (7.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $   2,294     $   2,672     $   1,845
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (e)........         0.75%         0.75%         0.75% (c)
Ratio of net investment income (loss) to average net
   assets................................................         1.01%         0.27%         0.91% (c)
Portfolio turnover rate (d)..............................           73%           86%           65%


(a)   Inception date for AFMC and AFSM is December 3, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying securities in which the Fund invests. This ratio does not include these indirect fees and expenses.

                        See Notes to Financial Statements                Page 55


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the six funds (each a "Fund" and collectively, the "Funds") listed below:

        First Trust Income Opportunities ETF - (The Nasdaq Stock Market LLC
           ("Nasdaq") ticker "FCEF")(1)
        First Trust Flexible Municipal High Income ETF - (Nasdaq ticker
           "MFLX")(2)
        First Trust Low Duration Strategic Focus ETF - (Nasdaq ticker "LDSF")
        First Trust Active Factor Large Cap ETF - (NYSE Arca, Inc. ("NYSE Arca")
           ticker "AFLG")
        First Trust Active Factor Mid Cap ETF - (NYSE Arca ticker "AFMC")
        First Trust Active Factor Small Cap ETF - (NYSE Arca ticker "AFSM")

      (1)   Effective on April 8, 2022, First Trust CEF Income Opportunity ETF
            changed its name to First Trust Income Opportunities ETF.

      (2)   Effective on April 14, 2022, First Trust Municipal CEF Income
            Opportunity ETF (Nasdaq ticker "MCEF") changed its name and ticker to First Trust Flexible Municipal High Income ETF (Nasdaq ticker
            "MFLX").

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. FCEF's primary investment objective is to provide current income with a secondary emphasis on total return. MFLX's investment objective is to provide current income. AFLG, AFMC and
AFSM's investment objective seeks to provide capital appreciation. LDSF's primary investment objective seeks to generate current income, with a secondary objective of preservation of capital.

Under normal market conditions, FCEF will invest its net assets in a portfolio of closed-end investment companies ("Closed-End Funds") and exchanged-traded funds ("ETFs") that are listed and traded in the United States on registered exchanges.

Under normal market conditions, MFLX will invest at least 80% of its net assets
(plus any investment borrowing) in municipal debt securities that pay interest that is exempt from regular federal income taxes.

Prior to April 8, 2022 and April 14, 2022, respectively, FCEF and MFLX invested at least 80% of their net assets (including investment borrowings) in Closed-End
Funds. MFLX invested in Closed-End Funds ("Municipal Closed-End Funds") which invest primarily in municipal debt securities, some or all of which pay interest that is exempt from regular federal income taxes. FCEF and MFLX may have also invested in exchange-traded funds. Closed-End Funds issue shares of common stock that are traded on a securities exchange. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of Closed-End Funds in the secondary market.

Under normal market conditions, LDSF will invest at least 80% of its net assets
(including investment borrowings) in a portfolio of U.S.-listed ETFs that principally invest in income-generating securities that provide the Fund with an effective portfolio duration of three years or less. A significant portion of the ETFs in which the Fund invests may be advised by First Trust Advisors L.P.
("First Trust" or the "Advisor"). The Fund may invest in ETFs that invest principally in corporate bonds, floating rate loans and fixed-to-floating rate loans, senior loans, mortgage-backed securities, hybrid income securities
(including convertible, contingent convertible and preferred securities), government debt and other fixed income securities. The securities to which the
Fund may have exposure may be issued by both U.S. and non-U.S. issuers, including both corporate and governmental issuers located in countries considered to be emerging markets. The Fund may also invest up to 40% of its net assets in ETFs that have exposure to U.S. corporate high yield securities (also known as "junk bonds") and senior loans. The Fund may invest up to 20% of its net assets in bonds issued by non-U.S. government and corporate issuers, including up to 10% of its net assets in ETFs holding debt of issuers located in countries considered to be emerging markets. The Fund may also invest up to 10%
of its net assets in ETFs holding preferred securities and up to 10% of its net assets in ETFs holding convertible securities.

Under normal market conditions, AFLG will invest at least 80% of its net assets
(including investment borrowings) in U.S.-listed equity securities issued by large capitalization companies.

Under normal market conditions, AFMC will invest at least 80% of its net assets
(including investment borrowings) in U.S.-listed equity securities issued by mid capitalization companies.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Under normal market conditions, AFSM will invest at least 80% of its net assets
(including investment borrowings) in U.S.-listed equity securities issued by small capitalization companies.

There can be no assurance that a Fund will achieve its investment objective(s).
The Funds may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

                                                                         Page 57


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's
Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4)    issuer-specific conditions (such as significant credit
            deterioration); and

      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

MFLX may invest in when-issued or delayed-delivery securities. Securities purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. MFLX maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At August 31, 2022, MFLX held no when-issued or delayed-delivery securities.

C. AFFILIATED TRANSACTIONS

LDSF invests in securities of affiliated funds. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds. Dividend income, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the
Statements of Operations.

Amounts related to these investments at August 31, 2022 and for the fiscal year then ended are as follows:


                                                                               CHANGE IN
                                                                               UNREALIZED      REALIZED
                      SHARES AT     VALUE AT                                  APPRECIATION       GAIN        VALUE AT     DIVIDEND
   SECURITY NAME      8/31/2022    8/31/2021     PURCHASES        SALES      (DEPRECIATION)     (LOSS)      8/31/2022      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
First Trust
   Emerging Markets
   Local Currency
   Bond ETF                   --  $  4,515,997  $  4,789,473  $  (7,718,545) $       36,416  $ (1,623,341) $         --  $  339,698
First Trust
   Enhanced Short
   Maturity ETF          440,244    18,425,976    40,929,741    (33,122,284)         (4,113)      (74,424)   26,154,896     128,936
First Trust
   Low Duration
   Opportunities ETF   1,735,219    73,503,407    70,758,510    (57,284,884)     (2,404,706)     (743,897)   83,828,430     (11,357)
First Trust
   Senior Loan Fund           --    32,186,177    28,469,694    (58,506,391)        (59,047)   (2,090,433)           --   1,044,416
First Trust
   Tactical High
   Yield ETF             806,714     9,186,126    42,239,555    (14,275,683)     (3,997,622)     (480,459)   32,671,917   1,431,640
First Trust
   TCW Unconstrained
   Plus Bond ETF       1,065,484    18,399,566    50,965,049    (39,970,302)     (1,710,841)   (1,376,672)   26,306,800     582,251
                                  -------------------------------------------------------------------------------------------------
                                  $156,217,249  $238,152,022  $(210,878,089) $   (8,139,913) $ (6,389,226) $168,962,043  $3,515,584
                                  =================================================================================================


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, with the exception of FCEF, MFLX and LDSF which declare and pay monthly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

                                                                         Page 59


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2022, was as follows:


                                                                Distributions    Distributions    Distributions     Distributions
                                                                  paid from        paid from        paid from         paid from
                                                                  Ordinary          Capital         Tax-Exempt        Return of
                                                                   Income            Gains            Income           Capital
                                                                -------------    -------------    --------------    --------------
First Trust Income Opportunities ETF                            $   1,853,122    $     169,090    $           --    $           --
First Trust Flexible Municipal High Income ETF                         18,745           29,680           668,664            10,763
First Trust Low Duration Strategic Focus ETF                        4,397,151               --                --           729,900
First Trust Active Factor Large Cap ETF                                46,676               --                --                --
First Trust Active Factor Mid Cap ETF                                  19,566               --                --                --
First Trust Active Factor Small Cap ETF                                18,130               --                --                --


The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2021, was as follows:


                                                                Distributions    Distributions    Distributions     Distributions
                                                                  paid from        paid from        paid from         paid from
                                                                  Ordinary          Capital         Tax-Exempt        Return of
                                                                   Income            Gains            Income           Capital
                                                                -------------    -------------    --------------    --------------
First Trust Income Opportunities ETF                            $   1,243,133    $     443,455    $           --    $           --
First Trust Flexible Municipal High Income ETF                          9,130               --           386,371                --
First Trust Low Duration Strategic Focus ETF                        3,935,676               --                --                --
First Trust Active Factor Large Cap ETF                                53,635               --                --                --
First Trust Active Factor Mid Cap ETF                                  17,180               --                --                --
First Trust Active Factor Small Cap ETF                                 8,250               --                --                --


As of August 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                   Accumulated         Net
                                                                Undistributed      Capital and      Unrealized
                                                                  Ordinary               Other     Appreciation
                                                                   Income          Gain (Loss)    (Depreciation)
                                                                -------------    -------------    --------------
First Trust Income Opportunities ETF                            $          --    $          --    $   (2,712,169)
First Trust Flexible Municipal High Income ETF                             --       (3,455,798)         (296,889)
First Trust Low Duration Strategic Focus ETF                               --       (6,147,684)      (11,151,009)
First Trust Active Factor Large Cap ETF                                17,567         (381,050)         (187,488)
First Trust Active Factor Mid Cap ETF                                   3,450         (392,394)         (125,740)
First Trust Active Factor Small Cap ETF                                 7,523         (489,975)          (89,476)


E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

In addition, MFLX intends to invest in such Municipal Closed-End Funds to allow it to qualify to pass through "exempt dividends" as defined in the Internal
Revenue Code.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FCEF, MFLX and LDSF, the taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. For AFLG, AFMC and AFSM, the taxable years ended 2020, 2021, and 2022 remain open to federal and state audit. As of August 31, 2022, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Funds' shareholders.


                                                              Non-Expiring
                                                              Capital Loss
                                                             Carryforwards
                                                             --------------
First Trust Income Opportunities ETF                         $           --
First Trust Flexible Municipal High Income ETF                    3,455,798
First Trust Low Duration Strategic Focus ETF                      6,147,684
First Trust Active Factor Large Cap ETF                             381,050
First Trust Active Factor Mid Cap ETF                               392,394
First Trust Active Factor Small Cap ETF                             489,975


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2022, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2022, the adjustments for each Fund were as follows:


                                                                                 Accumulated
                                                                Accumulated      Net Realized
                                                               Net Investment    Gain (Loss)         Paid-in
                                                               Income (Loss)    on Investments       Capital
                                                               --------------   --------------   ---------------
First Trust Income Opportunities ETF                           $      523,085   $     (271,695)  $      (251,390)
First Trust Flexible Municipal High Income ETF                          8,606          122,821          (131,427)
First Trust Low Duration Strategic Focus ETF                          716,207        2,926,082        (3,642,289)
First Trust Active Factor Large Cap ETF                                    --             (147)              147
First Trust Active Factor Mid Cap ETF                                      --           26,983           (26,983)
First Trust Active Factor Small Cap ETF                                   224              (88)             (136)


                                                                         Page 61


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                                     Gross            Gross         Net Unrealized
                                                                                  Unrealized        Unrealized       Appreciation
                                                                  Tax Cost       Appreciation     (Depreciation)    (Depreciation)
                                                                -------------    -------------    --------------    --------------
First Trust Income Opportunities ETF                            $  30,673,947    $     610,422    $   (3,322,591)   $   (2,712,169)
First Trust Flexible Municipal High Income ETF                     14,056,794           80,156          (377,045)         (296,889)
First Trust Low Duration Strategic Focus ETF                      221,900,160          216,943       (11,367,952)      (11,151,009)
First Trust Active Factor Large Cap ETF                             4,875,934          248,387          (435,875)         (187,488)
First Trust Active Factor Mid Cap ETF                               1,234,599           32,187          (157,927)         (125,740)
First Trust Active Factor Small Cap ETF                             2,381,804          175,460          (264,936)          (89,476)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of each Fund's assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay First
Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:


                                                                    Rate
                                                               --------------
First Trust Income Opportunities ETF                               0.85%
First Trust Flexible Municipal High Income ETF                     0.75%
First Trust Low Duration Strategic Focus ETF                       0.20%
First Trust Active Factor Large Cap ETF                            0.55%
First Trust Active Factor Mid Cap ETF                              0.65%
First Trust Active Factor Small Cap ETF                            0.75%


For MFLX, pursuant to a contractual agreement effective April 14, 2022, the
Advisor agreed to waive management fees of 0.20% of average daily net assets until April 14, 2023. The waiver agreement may be terminated by action of the
Board of Trustees at any time upon 60 days' written notice by the Trust, on behalf of MFLX, or by the Advisor only after April 14, 2023. First Trust does not have the right to recover the fees waived. During the fiscal year ended
August 31, 2022, the Advisor waived MFLX's fees of $11,814.

In addition, FCEF, MFLX and LDSF incur acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents each Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2022, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
First Trust Income Opportunities ETF                                          $    5,537,411   $    5,343,179
First Trust Flexible Municipal High Income ETF                                    18,703,695       20,891,030
First Trust Low Duration Strategic Focus ETF                                     118,024,880      117,341,339
First Trust Active Factor Large Cap ETF                                            2,680,410        2,667,837
First Trust Active Factor Mid Cap ETF                                              1,354,416        1,347,834
First Trust Active Factor Small Cap ETF                                            1,840,473        1,831,794


For the fiscal year ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
First Trust Income Opportunities ETF                                          $    1,231,396   $    5,230,448
First Trust Flexible Municipal High Income ETF                                    11,008,041        8,420,948
First Trust Low Duration Strategic Focus ETF                                     175,450,130      129,792,828
First Trust Active Factor Large Cap ETF                                            1,258,562               --
First Trust Active Factor Mid Cap ETF                                              1,304,037        1,074,665
First Trust Active Factor Small Cap ETF                                                   --               --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact- based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the

                                                                         Page 63


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                8. OTHER MATTERS

By operation of law, LDSF now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust Income Opportunities ETF (formerly known as First Trust CEF Income
Opportunity ETF), First Trust Flexible Municipal High Income ETF (formerly known as First Trust Municipal CEF Income Opportunity ETF), First Trust Low Duration
Strategic Focus ETF, First Trust Active Factor Large Cap ETF, First Trust Active
Factor Mid Cap ETF, and First Trust Active Factor Small Cap ETF, (the "Funds"),
each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.


------------------------------------------------------------------------------------------------------------------------------
    INDIVIDUAL FUNDS INCLUDED IN THE TRUST                                    FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
First Trust Income Opportunities ETF (FCEF)        For the years ended August 31, 2022, 2021, 2020, 2019, and 2018
   (formerly known as First Trust CEF
   Income Opportunity ETF)

First Trust Flexible Municipal High Income
   ETF (MFLX) (formerly known as First Trust
   Municipal CEF Income Opportunity ETF (MCEF))
------------------------------------------------------------------------------------------------------------------------------
First Trust Low Duration Strategic Focus ETF       For the years ended August 31, 2022, 2021, and 2020 and for the period from
   (LDSF)                                          January 3, 2019 (commencement of operations) through August 31, 2019
------------------------------------------------------------------------------------------------------------------------------
First Trust Active Factor Large Cap ETF (AFLG)     For the years ended August 31, 2022 and 2021 and for the period from
                                                   December 3, 2019 (commencement of operations) through August 31, 2020
First Trust Active Factor Mid Cap ETF (AFMC)

First Trust Active Factor Small Cap ETF (AFSM)
------------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of

                                                                         Page 65


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
--------------------------------------------------------------------------------

the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                  Dividends Received Deduction
                                                                  ----------------------------
First Trust Income Opportunities ETF                                              *
First Trust Flexible Municipal High Income ETF                                    *
First Trust Low Duration Strategic Focus ETF                                  0.00%
First Trust Active Factor Large Cap ETF                                     100.00%
First Trust Active Factor Mid Cap ETF                                       100.00%
First Trust Active Factor Small Cap ETF                                     100.00%


*     The actual percentage of income dividends that qualify for the dividend received deduction will be available to corporate shareholders shortly after the calendar year end.

For the taxable year ended August 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:


                                                                   Qualified Dividend Income
                                                                  ----------------------------
First Trust Income Opportunities ETF                                              **
First Trust Flexible Municipal High Income ETF                                    **
First Trust Low Duration Strategic Focus ETF                                  0.00%
First Trust Active Factor Large Cap ETF                                     100.00%
First Trust Active Factor Mid Cap ETF                                       100.00%
First Trust Active Factor Small Cap ETF                                     100.00%


**    The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.

A portion of each of the Funds' 2022 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended August 31,
2022, may be eligible for the Qualified Business Income Deduction (QBI) under
Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts
(REITs) these Funds invest in.

Distributions paid to foreign shareholders for the taxable year ended August 31,
2022, that were properly designated by First Trust Low Duration Strategic Focus
ETF as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                                                                         Page 67


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

For the taxable year ended August 31, 2022, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The First Trust Flexible Municipal High
Income ETF designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31,
2022:


                                                                  Federal and State Income Tax
                                                                  ----------------------------
Tax-Exempt Interest Dividends                                                97.69%
Alternative Minimum Tax (AMT)                                                14.23%


For the fiscal year ended August 31, 2022, the amount of long-term capital gain distributions designated by First Trust Income Opportunities ETF was $169,090,
which is taxable at the applicable capital gain tax rates for federal income tax purposes.

For the fiscal year ended August 31, 2022, the amount of long-term capital gain distributions designated by First Trust Flexible Municipal High Income ETF was
$29,680, which is taxable at the applicable capital gain tax rates for federal income tax purposes.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of the Fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the
Fund's shares and result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

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ADDITIONAL INFORMATION (CONTINUED)
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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                               ADVISORY AGREEMENT

      BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT
               AGREEMENT FOR FIRST TRUST INCOME OPPORTUNITIES ETF

                 FIRST TRUST FLEXIBLE MUNICIPAL HIGH INCOME ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the following two series of the Trust (each a
"Fund" and collectively, the "Funds"):

        First Trust Income Opportunities ETF (FCEF)
        First Trust Flexible Municipal High Income ETF (MFLX)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the
"Expense Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.
The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor's CEF Management Team is responsible for the day-to-day management of FCEF's investments and the
Advisor's Municipal Securities Team is responsible for the day-to-day management of MFLX's investments, with a sleeve managed by the CEF Management Team. The
Board considered the background and experience of the members of the CEF
Management Team and the Municipal Securities Team and noted the Board's prior meetings with members of the CEF Management Team. The Board considered the
Advisor's statement that it applies the same oversight model internally with its
CEF Management Team and Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the
1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 12-13,
2022 meeting, the Board also received a presentation from representatives of the
Advisor's Municipal Securities Team, who discussed the services that the Team provides to MFLX, including the Team's day-to-day management of MFLX's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for MFLX in an amount equal to 0.20% of MFLX's average daily net assets until at least April 14, 2023.
The Board also noted that, because each Fund invests in underlying funds, the
Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying funds. The Board considered that for FCEF, to the extent any of the underlying funds are other funds in the First
Trust Fund Complex, the Advisor has agreed to offset the unitary fee paid by each Fund related to the Fund's assets invested in the affiliated underlying funds. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for
FCEF was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in its Expense Group and that the unitary fee rate for MFLX, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in its Expense
Group. The Board also noted that FCEF's total (net) expense ratio (including acquired fund fees and expenses) was above the median total (net) expense ratio
(including acquired fund fees and expenses) of the peer funds in its Expense
Group. With respect to the Expense Groups, the Board, at the April 18, 2022
meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for FCEF contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information comparing each Fund's performance for periods ended
December 31, 2021 to the performance of the funds in its Performance Universe and, for FCEF, to that of a blended benchmark index and, for MFLX, to that of a benchmark index. With respect to FCEF, the Board noted that during 2021, it approved changing the Fund's investment strategy to allow the Fund to invest in
ETFs in addition to closed-end funds, which took effect April 8, 2022, and that the performance information reflected FCEF's old investment strategy. With respect to MFLX, the Board noted that during 2021, it approved, subject to shareholder approval, changing the Fund's investment strategy from a fund-of-funds investment strategy primarily invested in municipal closed-end funds to an investment strategy primarily invested directly in municipal debt securities, which was approved by shareholders on April 12, 2022 and took effect on April 14, 2022, and that the performance information reflected MFLX's old investment strategy. Based on the information provided, the Board noted that
FCEF outperformed its Performance Universe median and blended benchmark index for the one-, three- and five-year periods ended December 31, 2021. The Board also noted that MFLX outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2021, and outperformed its
Performance Universe median and underperformed its benchmark index for the three- and five-year periods ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each
Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the
Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or
FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

      BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT
           AGREEMENT FOR FIRST TRUST LOW DURATION STRATEGIC FOCUS ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor"), on behalf of the First Trust Low Duration Strategic Focus ETF
(the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Investment Committee is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Investment
Committee. In reviewing the services provided, the Board noted the compliance

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                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 18, 2022 meeting, the Board also received a presentation from representatives of the
Advisor's Investment Committee, who discussed the services that the Committee provides to the Fund, including the Committee's day-to-day management of the
Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the
Fund consistent with its investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that, because the Fund invests in underlying ETFs, including ETFs in the First Trust Fund Complex, the
Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the
Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio (excluding acquired fund fees and expenses, as applicable) of the peer funds in its Expense Group. The Board also noted that the Fund's total (net) expense ratio (including acquired fund fees and expenses)
was above the median total (net) expense ratio (including acquired fund fees and expenses, as applicable) of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with
Broadridge its methodology for assembling peer groups and discussed with the
Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended
December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and outperformed the benchmark index for the one-year period ended December 31,
2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft dollars in connection with the Fund. In addition, the Board considered that the Advisor, as the investment advisor to certain of the underlying ETFs in which the Fund invests, will recognize additional revenue from such underlying ETFs if investment by the Fund causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

           BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT
                            MANAGEMENT AGREEMENT FOR
                    FIRST TRUST ACTIVE FACTOR LARGE CAP ETF
               FIRST TRUST ACTIVE FACTOR MID CAP ETF FIRST TRUST
                          ACTIVE FACTOR SMALL CAP ETF

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor"), on behalf of the following three series of the Trust (each a
"Fund" and collectively, the "Funds"):

        First Trust Active Factor Large Cap ETF (AFLG)
        First Trust Active Factor Mid Cap ETF (AFMC)
        First Trust Active Factor Small Cap ETF (AFSM)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the
"Expense Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.
The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is

                                                                         Page 75


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

an actively-managed ETF and noted that the Advisor's Investment Committee is responsible for the day-to-day management of each Fund's investments. The Board considered the background and experience of the members of the Investment
Committee. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the
1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 18, 2022 meeting, the Board also received a presentation from representatives of the
Advisor's Investment Committee, who discussed the services that the Committee provides to each Fund, including the Committee's day-to-day management of each
Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each
Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the
Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each
Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for AFLG was above the median total (net)
expense ratio of the peer funds in its Expense Group and that the unitary fee rate for each of AFMC and AFSM was below the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense
Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The
Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First
Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information comparing each Fund's performance for the one-year period ended December 31, 2021 to the performance of the funds in its Performance
Universe and to that of a benchmark index. Based on the information provided, the Board noted that AFLG outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31,
2021. The Board also noted that each of AFMC and AFSM outperformed its respective Performance Universe median and benchmark index for the one-year period ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each
Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the
Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who,


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

absent their exposure to the Funds, may have had no dealings with the Advisor or
FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 77


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 79


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        First Trust Innovation Leaders ETF (ILDR)

        First Trust Expanded Technology ETF (XPND)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                                AUGUST 31, 2022

Shareholder Letter...........................................................  2
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund VIII (the "Funds"), which contains detailed information about the Funds for the twelve months ended August 31,
2022.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST INNOVATION LEADERS ETF (ILDR)

The First Trust Innovation Leaders ETF (the "Fund") seeks to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80%
of its net assets (plus any borrowings for investment purposes) in common stock and depository receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation.
This includes, but is not limited to, companies that are poised to benefit from new products or services, scientific research, technological improvements and/or enhancements to existing products or services related to automation, advanced medicine, networks, advanced computing, enhanced mobility, energy revolution and
e-commerce. The Fund is classified as "non-diversified" under the Investment
Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol "ILDR."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                                        Inception         Inception
                                                                      1 Year Ended      (5/25/21)         (5/25/21)
                                                                        8/31/22         to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                     -33.75%          -19.66%           -24.25%
Market Price                                                            -33.40%          -19.24%           -23.75%

INDEX PERFORMANCE
Russell 3000(R) Growth Index                                            -19.44%           -6.90%            -8.67%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 7.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            48.6%
Health Care                                       24.1
Industrials                                       13.2
Consumer Discretionary                             7.3
Communication Services                             6.8
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Amazon.com, Inc.                                   5.6%
Microsoft Corp.                                    5.2
Alphabet, Inc., Class C                            3.3
Uber Technologies, Inc.                            2.9
Autodesk, Inc.                                     2.4
Vertex Pharmaceuticals, Inc.                       2.4
Keysight Technologies, Inc.                        2.2
Alnylam Pharmaceuticals, Inc.                      2.1
Siemens AG                                         2.0
ServiceNow, Inc.                                   2.0
                                                --------
     Total                                        30.1%
                                                ========

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INNOVATION LEADERS ETF (ILDR) (CONTINUED)


           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 MAY 25, 2021 - AUGUST 31, 2022

            First Trust Innovation       Russell 3000(R)
                 Leaders ETF              Growth Index
5/25/21            $10,000                   $10,000
8/31/21             11,435                    11,337
2/28/22              9,242                    10,396
8/31/22              7,575                     9,133


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)

The First Trust Expanded Technology ETF (the "Fund") seeks to provide long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund's investment advisor as either information technology companies or consumer discretionary and communication services companies whose operations are principally derived from and/or dependent upon technology. The Fund is classified as "non-diversified" under the
Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the NYSE Arca, Inc. under the ticker symbol "XPND."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL     CUMULATIVE
                                                                                      TOTAL RETURNS     TOTAL RETURNS
                                                                                        Inception         Inception
                                                                      1 Year Ended      (6/14/21)         (6/14/21)
                                                                        8/31/22         to 8/31/22       to 8/31/22
FUND PERFORMANCE
NAV                                                                     -22.19%          -13.10%           -15.67%
Market Price                                                            -22.19%          -13.10%           -15.67%

INDEX PERFORMANCE
S&P 500(R) Information Technology Index                                 -14.35%           -4.10%            -4.95%
---------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 7.)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            89.0%
Communication Services                            11.0
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Apple, Inc.                                        5.0%
Microsoft Corp.                                    4.5
Visa, Inc., Class A                                4.4
Alphabet, Inc., Class A                            4.4
Mastercard, Inc., Class A                          4.3
NVIDIA Corp.                                       3.9
T-Mobile US, Inc.                                  3.5
Broadcom, Inc.                                     3.5
Adobe, Inc.                                        3.2
Texas Instruments, Inc.                            3.1
                                                --------
     Total                                        39.8%
                                                ========

                                                                         Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND) (CONTINUED)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JUNE 14, 2021 - AUGUST 31, 2022

            First Trust Expanded       S&P 500(R) Information
               Technology ETF             Technology Index
6/14/21           $10,000                     $10,000
8/31/21            10,837                      11,097
2/28/22             9,764                      10,804
8/31/22             8,433                       9,505


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of each
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

                                                                          Page 7


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Innovation Leaders ETF (the "Fund"). First Trust is
responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

The following persons serve as the portfolio managers of the Fund:

BOB HENSLEY, CFA, VICE PRESIDENT OF FIRST TRUST
DAVID MCGAREL, CFA, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND
   MANAGING DIRECTOR OF FIRST TRUST
CHRIS PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST
JARED WOLLEN, CFA, VICE PRESIDENT OF FIRST TRUST

Each portfolio manager has served in such capacity for the Fund since May 2021.

                                   COMMENTARY

MARKET RECAP

Very few asset classes have generated attractive returns to investors in 2022.
From the close of 2021 through August 31, 2022, the S&P 500(R) Index was down
16.14%. The NASDAQ Composite, with a tech bias, was down 24.07%. But most surprising, the Bloomberg Global-Aggregate Total Return Index, a broad measure of investment grade fixed-income, was down 15.55% and the U.S. 10-Year Treasury was down 12.19%. The 10-Year Treasury is widely regarded as a 'risk-free' asset, and it was down 12.19%. The reduction in asset prices has largely been due to more aggressive monetary policy in the face of high and sustained inflation. As of the writing of this report, the U.S. Consumer Price Index was up 8.3%
year-over-year. Additionally, the yield available on active U.S Treasuries dated
2-years, 5-years, and 10-years were up 328%, 257% and 188% year-to-date, respectively. This sudden and massive repricing to risk-free assets reverberated across all asset classes precipitating the widely negative performance.

FUND PERFORMANCE

For the 12-month period ended August 31, 2022, the Fund returned -33.75% on a net asset value ("NAV") basis and -33.40% on a market price basis. The Russell
3000(R) Growth Index (the "Benchmark") returned -19.44% over the same period.
The Fund's underperformance was primarily attributable to poor stock selection led by a portfolio overweight to Information Technology stocks. For reference, the Goldman Sachs Non-Profitable Technology Index has fallen -48% year-to-date.
The Fund pursues innovation and innovative companies typically spend heavily today in anticipation of high future profits. Overweighting high growth, unprofitable stocks was the largest detriment to performance for the period as unprofitable stocks were inordinately impacted because of tightening monetary conditions. The portfolio management team has a positive view on the network and advanced computing themes which has driven an overweight to the Information
Technology sector. The Health Care sector also detracted from the Fund's performance during the period as the Fund had nearly double the Benchmark's weight in the sector and it was the second worst-performing sector in the
Benchmark. Early lifecycle health care companies generally have high research and development expenses and potential for growth, but lack of profits was also detrimental to emerging biotechnology and device companies.

MARKET AND FUND OUTLOOK

During 2021, the Federal Reserve's (the "Fed") ultra-low interest rate policy and an elevated balance sheet represented exceptionally loose monetary policy in the U.S. In addition to this, substantial fiscal spending was employed to offset the coronavirus-related lockdowns. This combination ultimately conspired to drive inflation above the Fed's target rate of 2%. The Fed's chief tools to rein in demand price pressures are through contracting money supply and tightening monetary conditions. The Fed is doing this, and historically, rising rate environments more often than not result in a recession. Tightening policy has a myriad of impacts to economies globally including higher debt funding costs, higher mortgage rates, lower capital market activity levels (reducing supply and competition) and making saving relatively more attractive than spending or investing. Our expectation is that 2022's rapid increase in interest rates will tighten economic conditions in due course and result in a domestic recession.
However, equity markets tend to be forward-looking, and valuations have fallen considerably in anticipation of lower earnings growth and lower economic activity.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

There is a mounting degree of uncertainty facing today's financial markets.
Inflation at historic levels has introduced a paradigm shift in the Fed's priorities, which has increased market volatility and resulted in an elevated dispersion of possible market outcomes. In the face of uncertainty, the Fund is favoring companies with strong balance sheets that can withstand higher financing costs or loss of access to capital markets. While profitability is important, companies with strong margin profiles that generate healthy amounts of cash organically can also thrive in the current environment, in our opinion.
We believe slowing economic conditions will likely reduce the impetus for capital markets to fund new private ventures, which may alleviate competition.
Access to affordable labor may improve, in our opinion. We believe the opportunity to reconsider growth at any cost and remodulate a company for profitable growth could enhance future expected economic returns for shareholders. In short, we are optimistic for the future but acknowledge that high volatility and increased uncertainty have weighed not only on Fund performance, but also financial markets broadly. The Fund continues to search out innovative, disruptive companies but with a mind for durable businesses that have sufficient cash flows to endure an economic slowdown.

                                                                          Page 9


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the investment advisor to the First Trust Expanded Technology ETF (the "Fund").
First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

The Fund's portfolio is managed by a team (the "Investment Committee")
consisting of:

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR
   OF FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST
STAN UELAND, SENIOR VICE PRESIDENT OF FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT OF FIRST TRUST
ERIK RUSSO, VICE PRESIDENT OF FIRST TRUST
OMAR SEPULVEDA, VICE PRESIDENT OF FIRST TRUST

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2021.

MARKET RECAP

U.S. equity markets lost ground and experienced heightened volatility over the
12-month period ended August 31, 2022 as tightening monetary policy, flagging earnings, and reduced sentiment sent shares lower. Volatility was seen late in third quarter of 2021, due to anxiety about potential Federal Reserve (the
"Fed") tapering of asset purchases and fears of financial contagion after
Chinese real estate firm Evergrande failed to make its U.S. dollar debt payments. However, the fourth quarter of 2021 showed U.S. equities were rebounding as strong third quarter earnings, solid economic growth, and the passage of fiscal stimulus in the form of a trillion-dollar infrastructure bill lifted sentiment. Although the U.S. market experienced volatility in December
2021 due to worries about inflation-driven, tighter Fed policy, equities eventually looked past the Fed's announced acceleration in asset purchase tapering. Volatility continued during much of the first quarter of 2022, due to a more hawkish Fed, high inflation, and the uncertainty regarding Russia's war against Ukraine. While the first quarter of 2022 showed stocks decline through early March, they enjoyed a late quarter rally that began after the March 2022
Federal Open Market Committee meeting. However, U.S. sentiment soured during the second quarter of 2022, as the Fed embarked on an aggressive rate hike cycle to rein in persistently high inflation. Signs of inflation impacting consumer confidence and consumption, including earnings misses by Target and Walmart, increased perceived expectations of an economic downturn. The Fed started raising rates in mid-March 2022 as they began to combat rising inflation, raising them four times to an upper bound rate of 2.50% as of the end of August
2022. The U.S. equity market declined over the 12-month period ended August 31,
2022, with the S&P 500(R) Index returning -11.23% during that timeframe. The
Energy sector stocks were top sector performers within the S&P 500(R) Index during the same period. The Utilities and Consumer Staples sectors were the only other sectors to post positive returns, while the Communication Services,
Consumer Discretionary, and Information Technology sector stocks were the worst performers. On a size basis, the S&P 400(R) MidCap Index returned -10.37% and the S&P SmallCap 600(R) Index returned -12.12% over the same period.

FUND PERFORMANCE

The Fund returned -22.19% on a net asset value ("NAV") basis and on a market price basis for the 12-month period ended August 31, 2022. The S&P 500(R)
Information Technology Index (the "Benchmark") returned -14.35% over the same period, underperforming the S&P 500(R) Index by over 3.00%.

The Fund's focus on Information Technology stocks and those whose operations are principally derived from and/or dependent upon technology, contributed to the
Fund's underperformance relative to the overall equity market. The Fund also underperformed the S&P 500(R) Information Technology Index. Much of the
underperformance can be attributed to the Fund's underweighting in Apple, Inc.
and overweight exposure to the Software industry and Communication Services'
Interactive Media & Services industry. The Fund held less than 5% in outperforming Apple, Inc. (+4.13% return for the period), while the stock made up approximately 24% of the Benchmark. The Fund's overweighted software names
ZoomInfo Technologies, Inc. (-61.23%), Adobe, Inc. (-43.73%), and


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

ServiceNow, Inc. (-34.18%), also contributed to the Fund's relative underperformance. The Fund also had exposure to the underperforming Interactive
Media & Services industry stocks Meta Platforms, Inc. (-47.58%) and Alphabet,
Inc. (-25.21%). This industry is in the Communication Services sector, which it is not included in the Benchmark.

A factor attribution analysis revealed the Fund had heavy factor loadings to small size and low quality stocks relative to the S&P 500(R) Information
Technology benchmark. Small size was the worst performing factor by a wide margin, as smaller names were the first to be sold off over the last 12 months.
The Fund's higher exposure to smaller size, due in part to the Fund's modified market capitalization weighting scheme, created a drag on performance. High quality names Apple, Inc. and Microsoft Corp. each carried a weight of 20% or greater in the Benchmark. The Fund limits weights to a maximum of 4.5% at every rebalance to lower exposure to single-stock risk.

MARKET AND FUND OUTLOOK

We believe market risk will be more elevated in the near term due to uncertainty across several spectrums including inflation, geopolitical risks, and slowing growth. Valuations for growth stocks, and technology stocks in particular, have come down over the course of the year, though they remain above long-term averages, as the Fed has embarked on a rate hiking cycle to combat inflation. In general, higher interest rates lead to lower valuation multiples of equities as future cash flows get discounted back to the present at higher rates. Against this backdrop we remain constructive on equities for the long-term but believe market volatility will likely remain heightened in the near term.

                                                                         Page 11


FIRST TRUST EXCHANGE-TRADED FUND VIII
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of First Trust Innovation Leaders ETF or First Trust Expanded
Technology ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED
                                                                                       EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING          ENDING         BASED ON THE      DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE       SIX-MONTH        SIX-MONTH
                                                   MARCH 1, 2022    AUGUST 31, 2022       PERIOD         PERIOD (a)
---------------------------------------------------------------------------------------------------------------------
FIRST TRUST INNOVATION LEADERS ETF (ILDR)
Actual                                               $1,000.00         $  819.70           0.75%            $3.44
Hypothetical (5% return before expenses)             $1,000.00         $1,021.42           0.75%            $3.82

FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)
Actual                                               $1,000.00         $  863.60           0.65%            $3.05
Hypothetical (5% return before expenses)             $1,000.00         $1,021.93           0.65%            $3.31


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST INNOVATION LEADERS ETF (ILDR)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS -- 98.6%
              AEROSPACE & DEFENSE -- 3.1%
         500  AeroVironment, Inc. (a)                   $      44,325
         101  Northrop Grumman Corp.                           48,277
                                                        -------------
                                                               92,602
                                                        -------------
              AUTOMOBILES -- 1.1%
         120  Tesla, Inc. (a)                                  33,073
                                                        -------------
              BIOTECHNOLOGY -- 16.8%
         299  Alnylam Pharmaceuticals, Inc. (a)                61,794
         650  Apellis Pharmaceuticals, Inc. (a)                39,331
       1,444  Arcus Biosciences, Inc. (a)                      34,772
         649  BioMarin Pharmaceutical, Inc. (a)                57,891
       1,498  Coherus Biosciences, Inc. (a)                    16,748
         449  Intellia Therapeutics, Inc. (a)                  26,967
       2,366  Myovant Sciences Ltd. (a)                        40,435
         101  Regeneron Pharmaceuticals,
                 Inc. (a)                                      58,687
         805  REGENXBIO, Inc. (a)                              23,747
       1,748  Rocket Pharmaceuticals, Inc. (a)                 26,937
       1,201  SpringWorks Therapeutics,
                 Inc. (a)                                      33,352
         422  Ultragenyx Pharmaceutical,
                 Inc. (a)                                      20,125
         250  Vertex Pharmaceuticals, Inc. (a)                 70,440
                                                        -------------
                                                              511,226
                                                        -------------
              COMMUNICATIONS EQUIPMENT
                 -- 4.1%
         162  Arista Networks, Inc. (a)                        19,421
         500  Ciena Corp. (a)                                  25,370
         200  F5, Inc. (a)                                     31,412
         200  Motorola Solutions, Inc.                         48,682
                                                        -------------
                                                              124,885
                                                        -------------
              CONSTRUCTION & ENGINEERING
                 -- 1.6%
         600  MasTec, Inc. (a)                                 48,300
                                                        -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.2%
       2,602  Radius Global Infrastructure, Inc.,
                 Class A (a)                                   35,830
                                                        -------------
              ELECTRICAL EQUIPMENT -- 2.6%
       1,001  Bloom Energy Corp., Class A (a)                  25,435
          60  Generac Holdings, Inc. (a)                       13,225
         349  Schneider Electric SE (EUR) (b)                  41,481
                                                        -------------
                                                               80,141
                                                        -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 6.2%
         299  Cognex Corp.                                     12,591
         400  Keysight Technologies, Inc. (a)                  65,556
         250  TE Connectivity Ltd.                             31,552
         800  Trimble, Inc. (a)                                50,600
          90  Zebra Technologies Corp.,
                 Class A (a)                                   27,148
                                                        -------------
                                                              187,447
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              ENTERTAINMENT -- 0.8%
         200  Take-Two Interactive Software,
                 Inc. (a)                               $      24,512
                                                        -------------
              HEALTH CARE EQUIPMENT
                 & SUPPLIES -- 4.4%
         180  Align Technology, Inc. (a)                       43,866
         212  Dexcom, Inc. (a)                                 17,428
         694  Globus Medical, Inc., Class A (a)                41,078
          68  Intuitive Surgical, Inc. (a)                     13,990
         899  Outset Medical, Inc. (a)                         16,443
                                                        -------------
                                                              132,805
                                                        -------------
              HEALTH CARE PROVIDERS & SERVICES
                 -- 1.2%
         600  Castle Biosciences, Inc. (a)                     17,400
         350  Guardant Health, Inc. (a)                        17,521
                                                        -------------
                                                               34,921
                                                        -------------
              INDUSTRIAL CONGLOMERATES -- 2.9%
         144  Honeywell International, Inc.                    27,266
         600  Siemens AG (EUR) (b)                             60,777
                                                        -------------
                                                               88,043
                                                        -------------
              INTERACTIVE MEDIA & SERVICES
                 -- 4.7%
         901  Alphabet, Inc., Class C (a)                      98,344
       1,000  ZoomInfo Technologies, Inc. (a)                  45,420
                                                        -------------
                                                              143,764
                                                        -------------
              INTERNET & DIRECT MARKETING RETAIL
                 -- 6.1%
       1,319  Amazon.com, Inc. (a)                            167,210
         180  Etsy, Inc. (a)                                   19,010
                                                        -------------
                                                              186,220
                                                        -------------
              IT SERVICES -- 6.7%
           8  Adyen N.V. (EUR) (a) (b) (c) (d)                 12,345
         449  Block, Inc. (a)                                  30,941
         250  Cloudflare, Inc., Class A (a)                    15,642
          50  MongoDB, Inc. (a) 16,143
         366  PayPal Holdings, Inc. (a)                        34,199
         100  Snowflake, Inc., Class A (a)                     18,095
       1,510  Switch, Inc., Class A                            51,265
         374  Twilio, Inc., Class A (a)                        26,023
                                                        -------------
                                                              204,653
                                                        -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 1.4%
          75  Thermo Fisher Scientific, Inc.                   40,899

                                                        -------------
              ROAD & RAIL -- 2.8%
       2,999  Uber Technologies, Inc. (a)                      86,251
                                                        -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 8.1%
       1,251  Allegro MicroSystems, Inc. (a)                   29,173
         175  Enphase Energy, Inc. (a)                         50,127
          50  Lam Research Corp.                               21,896
         374  NVIDIA Corp.                                     56,452
         200  NXP Semiconductors N.V.                          32,916

                        See Notes to Financial Statements                Page 13


FIRST TRUST INNOVATION LEADERS ETF (ILDR)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT (CONTINUED)
       1,598  Rambus, Inc. (a)                          $      41,212
         125  Synaptics, Inc. (a)                              14,451
                                                        -------------
                                                              246,227
                                                        -------------
              SOFTWARE -- 22.8%
         135  Adobe, Inc. (a)                                  50,414
         150  Aspen Technology, Inc. (a)                       31,590
         352  Autodesk, Inc. (a)                               71,012
         234  Crowdstrike Holdings, Inc.,
                 Class A (a)                                   42,731
         300  Datadog, Inc., Class A (a)                       31,485
         299  Elastic N.V. (a)                                 25,089
         150  Five9, Inc. (a)                                  14,717
          75  Intuit, Inc.                                     32,384
         599  Microsoft Corp.                                 156,621
       3,895  Palantir Technologies, Inc.,
                 Class A (a)                                   30,069
         136  ServiceNow, Inc. (a)                             59,108
         400  Sprout Social, Inc., Class A (a)                 24,016
         600  Trade Desk (The), Inc.,
                 Class A (a)                                   37,620
         281  Workday, Inc., Class A (a)                       46,241
         266  Workiva, Inc. (a)                                18,059
         133  Zscaler, Inc. (a)                                21,179
                                                        -------------
                                                              692,335
                                                        -------------
              TOTAL COMMON STOCKS -- 98.6%                  2,994,134
              (Cost $3,666,972)                         -------------

              MONEY MARKET FUNDS -- 1.4%
      42,611  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (e)               42,611
              (Cost $42,611)                            -------------

              TOTAL INVESTMENTS -- 100.0%                   3,036,745
              (Cost $3,709,583)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.0)%                         (1,059)
                                                        -------------
              NET ASSETS -- 100.0%                      $   3,035,686
                                                        =============

(a)   Non-income producing security.

(b)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At August 31, 2022, securities noted as such are valued at
      $114,603 or 3.8% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock
      Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   This security is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(e)   Rate shown reflects yield as of August 31, 2022.

                                                          % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                         INVESTMENTS
---------------------------------------------------------------------
USD                                                          96.2%
EUR                                                           3.8
                                                           --------
Total                                                       100.0%
                                                           ========

Currency Abbreviations:
EUR   - Euro
USD   - United States Dollar

Page 14                 See Notes to Financial Statements


FIRST TRUST INNOVATION LEADERS ETF (ILDR)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Common Stocks:
   Electrical Equipment.........................   $       80,141   $       38,660   $      41,481   $          --
   Industrial Conglomerates.....................           88,043           27,266          60,777              --
   IT Services..................................          204,653          192,308          12,345              --
   Other Industry Categories*...................        2,621,297        2,621,297              --              --
Money Market Funds..............................           42,611           42,611              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $    3,036,745   $    2,922,142   $     114,603   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 15


FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS -- 99.7%
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 6.2%
       4,329  Amphenol Corp., Class A                   $     318,311
         234  CDW Corp.                                        39,944
       7,927  Corning, Inc.                                   272,055
       1,907  Keysight Technologies, Inc. (a)                 312,538
                                                        -------------
                                                              942,848
                                                        -------------
              ENTERTAINMENT -- 0.2%
       1,368  Warner Music Group Corp.,
                 Class A                                       36,621
                                                        -------------
              INTERACTIVE MEDIA & SERVICES
                 -- 4.7%
       6,253  Alphabet, Inc., Class A (a)                     676,700
         981  ZoomInfo Technologies, Inc. (a)                  44,557
                                                        -------------
                                                              721,257
                                                        -------------
              IT SERVICES -- 18.7%
         393  Akamai Technologies, Inc. (a)                    35,480
       1,721  Automatic Data Processing, Inc.                 420,630
       3,944  Cognizant Technology Solutions
                 Corp., Class A                               249,142
         164  FleetCor Technologies, Inc. (a)                  34,855
         153  Gartner, Inc. (a)                               43,654
       3,093  International Business Machines
                 Corp.                                        397,296
         212  Jack Henry & Associates, Inc.                    40,746
       2,005  Mastercard, Inc., Class A                       650,362
       2,485  Paychex, Inc.                                   306,500
       3,407  Visa, Inc., Class A                             677,005
                                                        -------------
                                                            2,855,670
                                                        -------------
              MEDIA -- 2.4%
         731  Charter Communications, Inc.,
                 Class A (a)                                  301,632
       1,261  Interpublic Group of (The) Cos.,
                 Inc.                                          34,854
         544  Omnicom Group, Inc.                              36,394
                                                        -------------
                                                              372,880
                                                        -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 35.2%
       4,936  Advanced Micro Devices, Inc. (a)                418,918
       2,258  Analog Devices, Inc.                            342,155
       3,462  Applied Materials, Inc.                         325,670
       1,082  Broadcom, Inc.                                  540,037
       1,496  Enphase Energy, Inc. (a)                        428,514
         902  KLA Corp.                                       310,405
         688  Lam Research Corp.                              301,282
       5,457  Marvell Technology, Inc.                        255,497
       4,189  Microchip Technology, Inc.                      273,332
       4,958  Micron Technology, Inc.                         280,276
          89  Monolithic Power Systems, Inc.                   40,333
       3,900  NVIDIA Corp.                                    588,666
       4,660  ON Semiconductor Corp. (a)                      320,468
       3,495  QUALCOMM, Inc.                                  462,284

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT (CONTINUED)
         374  Teradyne, Inc.                            $      31,656
       2,828  Texas Instruments, Inc.                         467,214
                                                        -------------
                                                            5,386,707
                                                        -------------
              SOFTWARE -- 23.4%
       1,305  Adobe, Inc. (a)                                 487,339
       1,958  Cadence Design Systems, Inc. (a)                340,242
       5,315  Fortinet, Inc. (a)                              258,787
       1,018  Intuit, Inc.                                    439,552
       2,632  Microsoft Corp.                                 688,189
         621  Palo Alto Networks, Inc. (a)                    345,779
         345  PTC, Inc. (a)                                    39,637
         710  Roper Technologies, Inc.                        285,832
         805  ServiceNow, Inc. (a)                            349,869
         981  Synopsys, Inc. (a)                              339,446
                                                        -------------
                                                            3,574,672
                                                        -------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 5.4%
       4,815  Apple, Inc.                                     757,014
       2,528  Hewlett Packard Enterprise Co.                   34,381
         551  NetApp, Inc.                                     39,744
                                                        -------------
                                                              831,139
                                                        -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 3.5%
       3,760  T-Mobile US, Inc. (a)                           541,289
                                                        -------------
              TOTAL COMMON STOCKS -- 99.7%                 15,263,083
              (Cost $17,041,737)                        -------------

              MONEY MARKET FUNDS -- 0.2%
      27,402  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (b)               27,402
              (Cost $27,402)                            -------------

              TOTAL INVESTMENTS -- 99.9%                   15,290,485
              (Cost $17,069,139)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                            9,468
                                                        -------------
              NET ASSETS -- 100.0%                      $  15,299,953
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

Page 16                 See Notes to Financial Statements


FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                        LEVEL 2         LEVEL 3
                                                       TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                      VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                     8/31/2022          PRICES          INPUTS          INPUTS
                                                   ---------------------------------------------------------------
Common Stocks*..................................   $   15,263,083   $   15,263,083   $          --   $          --
Money Market Funds..............................           27,402           27,402              --              --
                                                   ---------------------------------------------------------------
Total Investments...............................   $   15,290,485   $   15,290,485   $          --   $          --
                                                   ===============================================================


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 17


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2022


                                                                          FIRST TRUST          FIRST TRUST
                                                                           INNOVATION           EXPANDED
                                                                          LEADERS ETF        TECHNOLOGY ETF
                                                                             (ILDR)              (XPND)
                                                                        ----------------    -----------------
ASSETS:
Investments, at value............................................       $      3,036,745    $      15,290,485
Receivables:
   Dividends.....................................................                    998               18,608
   Dividend Reclaims.............................................                      9                   --
                                                                        ----------------    -----------------
   Total Assets..................................................              3,037,752           15,309,093
                                                                        ----------------    -----------------
LIABILITIES:
Investment advisory fees payable.................................                  2,066                9,140
                                                                        ----------------    -----------------
   Total Liabilities.............................................                  2,066                9,140
                                                                        ----------------    -----------------
NET ASSETS.......................................................       $      3,035,686    $      15,299,953
                                                                        ================    =================

NET ASSETS CONSIST OF:
Paid-in capital..................................................       $      4,272,713    $      18,650,974
Par value........................................................                  2,000                9,000
Accumulated distributable earnings (loss)........................             (1,239,027)          (3,360,021)
                                                                        ----------------    -----------------
NET ASSETS.......................................................       $      3,035,686    $      15,299,953
                                                                        ================    =================
NET ASSET VALUE, per share.......................................       $          15.18    $           17.00
                                                                        ================    =================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)........................                200,002              900,002
                                                                        ================    =================
Investments, at cost.............................................       $      3,709,583    $      17,069,139
                                                                        ================    =================


Page 18                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2022


                                                                          FIRST TRUST          FIRST TRUST
                                                                           INNOVATION           EXPANDED
                                                                          LEADERS ETF        TECHNOLOGY ETF
                                                                             (ILDR)              (XPND)
                                                                        ----------------    -----------------
INVESTMENT INCOME:
Dividends........................................................       $          8,413    $         140,740
Foreign withholding tax..........................................                   (581)                  --
                                                                        ----------------    -----------------
   Total investment income.......................................                  7,832              140,740
                                                                        ----------------    -----------------

EXPENSES:
Investment advisory fees.........................................                 24,730              109,296
                                                                        ----------------    -----------------
   Total expenses................................................                 24,730              109,296
                                                                        ----------------    -----------------
NET INVESTMENT INCOME (LOSS).....................................                (16,898)              31,444
                                                                        ----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments...................................................               (555,618)          (1,675,116)
   In-kind redemptions...........................................                209,636              112,124
   Foreign currency transactions.................................                     77                   --
                                                                        ----------------    -----------------
Net realized gain (loss).........................................               (345,905)          (1,562,992)
                                                                        ----------------    -----------------
Net change in unrealized appreciation (depreciation) on
   investments...................................................               (994,121)          (2,600,150)
                                                                        ----------------    -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................             (1,340,026)          (4,163,142)
                                                                        ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................................       $     (1,356,924)   $      (4,131,698)
                                                                        ================    =================


                        See Notes to Financial Statements                Page 19


FIRST TRUST EXCHANGE-TRADED FUND VIII
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    FIRST TRUST                         FIRST TRUST
                                                                     INNOVATION                           EXPANDED
                                                                    LEADERS ETF                        TECHNOLOGY ETF
                                                                       (ILDR)                              (XPND)
                                                          --------------------------------    --------------------------------
                                                            Year Ended       Period Ended       Year Ended       Period Ended
                                                            8/31/2022       8/31/2021 (a)       8/31/2022       8/31/2021 (b)
                                                          --------------    --------------    --------------    --------------
OPERATIONS:
Net investment income (loss)............................  $      (16,898)   $       (3,670)   $       31,444    $         (870)
Net realized gain (loss)................................        (345,905)            8,703        (1,562,992)               --
Net change in unrealized appreciation (depreciation)....        (994,121)          321,283        (2,600,150)          821,496
                                                          --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting from
   operations...........................................      (1,356,924)          326,316        (4,131,698)          820,626
                                                          --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................          (5,085)               --           (16,900)               --
                                                          --------------    --------------    --------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................       2,079,627         3,116,857         4,886,380        15,578,560
Cost of shares redeemed.................................      (1,125,105)               --        (1,837,015)               --
                                                          --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions.............................         954,522         3,116,857         3,049,365        15,578,560
                                                          --------------    --------------    --------------    --------------
Total increase (decrease) in net assets.................        (407,487)        3,443,173        (1,099,233)       16,399,186

NET ASSETS:
Beginning of period.....................................       3,443,173                --        16,399,186                --
                                                          --------------    --------------    --------------    --------------
End of period...........................................  $    3,035,686    $    3,443,173    $   15,299,953    $   16,399,186
                                                          ==============    ==============    ==============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................         150,002                --           750,002                --
Shares sold.............................................         100,000           150,002           250,000           750,002
Shares redeemed.........................................         (50,000)               --          (100,000)               --
                                                          --------------    --------------    --------------    --------------
Shares outstanding, end of period.......................         200,002           150,002           900,002           750,002
                                                          ==============    ==============    ==============    ==============


(a)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Inception date is June 14, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 20                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND VIII
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INNOVATION LEADERS ETF (ILDR)


                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  22.95         $  20.07
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)           (0.02)
Net realized and unrealized gain (loss)........................        (7.66)            2.90
                                                                    --------         --------
Total from investment operations...............................        (7.74)            2.88
                                                                    --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................        (0.00) (b)          --
Net realized gain..............................................        (0.03)              --
                                                                    --------         --------
Total distributions............................................        (0.03)              --
                                                                    --------         --------
Net asset value, end of period.................................     $  15.18         $  22.95
                                                                    ========         ========
TOTAL RETURN (c)...............................................       (33.75)%         14.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  3,036         $  3,443
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.75%            0.75% (d)
Ratio of net investment income (loss) to average net assets....        (0.51)%          (0.49)% (d)
Portfolio turnover rate (e)....................................           58%               9%

FIRST TRUST EXPANDED TECHNOLOGY ETF (XPND)

                                                                      YEAR            PERIOD
                                                                     ENDED            ENDED
                                                                   8/31/2022      8/31/2021 (a)
                                                                 --------------   --------------
Net asset value, beginning of period...........................     $  21.87         $  20.18
                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................         0.04            (0.00) (b)
Net realized and unrealized gain (loss)........................        (4.89)            1.69
                                                                    --------         --------
Total from investment operations...............................        (4.85)            1.69
                                                                    --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................        (0.02)              --
                                                                    --------         --------
Net asset value, end of period.................................     $  17.00         $  21.87
                                                                    ========         ========
TOTAL RETURN (c)...............................................       (22.19)%           8.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 15,300         $ 16,399
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.65%            0.65% (d)
Ratio of net investment income (loss) to average net assets....         0.19%           (0.03)% (d)
Portfolio turnover rate (e)....................................           88%               0%


(a)   Inception dates for ILDR and XPND are May 25, 2021 and June 14, 2021, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the two funds (each a "Fund" and collectively, the "Funds") listed below. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

        First Trust Innovation Leaders ETF - (ticker "ILDR")
        First Trust Expanded Technology ETF - (ticker "XPND")

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. ILDR's investment objective seeks to provide capital appreciation. XPND's investment objective seeks to provide long-term capital appreciation.

Under normal market conditions, ILDR will invest at least 80% of its net assets
(plus any borrowings for investment purposes) in common stock and depository receipts issued by U.S. and non-U.S. companies that may benefit from the development or application of scientific and technological innovation.

Under normal market conditions, XPND will invest at least 80% of its net assets
(plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund's investment advisor as either information technology companies or consumer discretionary and communication services companies whose operations are principally derived from and/or dependent upon technology.

There can be no assurance that a Fund will achieve its investment objective. The
Funds may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of the Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets; 2) ADR trading of similar securities;

      3)    closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of August 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended August 31, 2022, was as follows:


                                                                 Distributions     Distributions      Distributions
                                                                   paid from         paid from          paid from
                                                                Ordinary Income    Capital Gains    Return of Capital
                                                                ---------------   ---------------   -----------------
First Trust Innovation Leaders ETF                              $         5,085   $            --   $              --
First Trust Expanded Technology ETF                                      16,900                --                  --


During the fiscal year ended August 31, 2021, none of the Funds paid a distribution.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of August 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                     Accumulated
                                                                Undistributed        Capital and     Net Unrealized
                                                                  Ordinary              Other         Appreciation
                                                                   Income            Gain (Loss)     (Depreciation)
                                                                ---------------   ---------------   -----------------
First Trust Innovation Leaders ETF                              $       (10,531)  $      (528,761)  $        (699,735)
First Trust Expanded Technology ETF                                      14,544        (1,548,181)         (1,826,384)


E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For ILDR and XPND the taxable years ending 2021 and 2022 remain open to federal and state audit. As of August
31, 2022, management has evaluated the application of these standards to the
Funds, and has determined that no provision for income tax is required in the
Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulators, to offset future capital gains.


                                                                Non-Expiring
                                                                Capital Loss
                                                               Carryforwards
                                                               --------------
First Trust Innovation Leaders ETF                             $      528,761
First Trust Expanded Technology ETF                                 1,548,181


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2022, the Funds listed below incurred and elected to defer net late year ordinary or capital losses as follows:


                                                                          Qualified Late Year Losses
                                                                       --------------------------------
                                                                       Ordinary Losses   Capital Losses
                                                                       ---------------   --------------
First Trust Innovation Leaders ETF                                     $        10,531   $           --
First Trust Expanded Technology ETF                                                 --               --


In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2022, the adjustments for each Fund were as follows:


                                                                                 Accumulated
                                                                Accumulated      Net Realized
                                                               Net Investment    Gain (Loss)         Paid-in
                                                               Income (Loss)    on Investments       Capital
                                                               --------------   --------------   ---------------
First Trust Innovation Leaders ETF                             $        6,371   $     (209,705)  $       203,334
First Trust Expanded Technology ETF                                        --          (32,919)           32,919


                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                   Gross            Gross        Net Unrealized
                                                                 Unrealized       Unrealized      Appreciation
                                                 Tax Cost       Appreciation    (Depreciation)   (Depreciation)
                                              --------------   --------------   --------------   --------------
First Trust Innovation Leaders ETF            $    3,736,480   $      166,698    $    (866,433)  $     (699,735)
First Trust Expanded Technology ETF               17,116,869          565,337       (2,391,721)      (1,826,384)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of each Fund's assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay First
Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:


                                                                    Rate
                                                               --------------
First Trust Innovation Leaders ETF                                 0.75%
First Trust Expanded Technology ETF                                0.65%


The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2022, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
First Trust Innovation Leaders ETF                                            $    1,898,276   $    1,938,220
First Trust Expanded Technology ETF                                               14,993,909       14,774,971



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                                AUGUST 31, 2022

For the fiscal year ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                Purchases          Sales
                                                                              --------------   --------------
First Trust Innovation Leaders ETF                                            $    2,050,303   $    1,110,568
First Trust Expanded Technology ETF                                                4,873,046        1,831,304


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 27


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust Innovation Leaders ETF and First Trust Expanded Technology ETF (the
"Funds"), each a series of the First Trust Exchange-Traded Fund VIII, including the portfolios of investments, as of August 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.


------------------------------------------------------------------------------------------------------------------------------
         INDIVIDUAL FUNDS                     STATEMENTS OF                   STATEMENTS OF                 FINANCIAL
       INCLUDED IN THE TRUST                    OPERATIONS                CHANGES IN NET ASSETS            HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
First Trust Innovation Leaders ETF       For the year ended            For the year ended August 31, 2022 and for the period
                                         August 31, 2022               from May 25, 2021 (commencement of operations)
                                                                       through August 31, 2021
------------------------------------------------------------------------------------------------------------------------------
First Trust Expanded Technology ETF      For the year ended            For the year ended August 31, 2022 and for the period
                                         August 31, 2022               from June 14, 2021 (commencement of operations)
                                                                       through August 31, 2021
------------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                  Dividends Received Deduction
                                                                  ----------------------------
First Trust Innovation Leaders ETF                                           31.84%
First Trust Expanded Technology ETF                                         100.00%


For the taxable year ended August 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:


                                                                   Qualified Dividend Income
                                                                  ----------------------------
First Trust Innovation Leaders ETF                                           35.70%
First Trust Expanded Technology ETF                                         100.00%


A portion of each of the Funds' 2022 ordinary dividends (including short-term capital gains) paid to their shareholders during the fiscal year ended August
31, 2022, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage,

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market evelopments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of the Fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund's shares and result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

                                                                         Page 31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

              NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund VIII funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $9,761. This figure is comprised of $376 paid (or to be paid) in fixed compensation and
$9,385 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $5,013 paid (or to be paid) to senior management of First Trust Advisors L.P. and
$4,748 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the
Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivizes and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the following two series of the Trust (each a
"Fund" and collectively, the "Funds"):

        First Trust Innovation Leaders ETF (ILDR)
        First Trust Expanded Technology ETF (XPND)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the
"Expense Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP");
and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the
Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the
Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the
Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.
The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor's Research Group is responsible for the day-to-day management of the Funds' investments. The Board considered the background and experience of the members of the Research Group.
The Board considered the Advisor's statement that it applies the same oversight model internally with its Research Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 18, 2022 meeting, the Board also received a presentation from representatives of the Advisor's Research Group, who discussed the services that the Group provides to the Funds, including the

                                                                         Page 33


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

Group's day-to-day management of the Funds' investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the
Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each
Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for ILDR was equal to the median total (net)
expense ratio of the peer funds in its Expense Group and that the unitary fee rate for XPND was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the
April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for XPND contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First
Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. Because ILDR commenced operations on May 25, 2021 and XPND commenced operations on June 14, 2021 and therefore each Fund has a limited performance history, comparative performance information for the Funds was not considered.

On the basis of all the information provided on the unitary fee for each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the period from inception through December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2021. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 35


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 37


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND VIII
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

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

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

FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        First Trust Multi-Manager Large Growth ETF (MMLG)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2022
----------------------------

                                               Wellington Management Company LLP
                                                   Sands Capital Management, LLC


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                 ANNUAL REPORT
                                AUGUST 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Wellington Management Company LLP ("Wellington")
and/or Sands Capital Management, LLC ("Sands Capital") (each, a "Sub-Advisor"
and together, "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact.
For example, forward-looking statements include the use of words such as
"anticipate," "estimate," "intend," "expect," "believe," "plan," "may,"
"should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (First Trust Multi-Manager Large Growth ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Multi-Manager Large Growth ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended August 31, 2022.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)

The First Trust Multi-Manager Large Growth ETF (the "Fund") seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those companies with market capitalizations within the market capitalization range of the companies comprising the Russell
1000(R) Growth Index (as of the index's most recent reconstitution). The Fund's portfolio is principally composed of common stocks issued by companies domiciled in the United States, common stocks issued by non-U.S. companies that are principally traded in the United States and American Depositary Receipts. The
Fund utilizes a multi-manager approach to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple portfolio management teams. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol "MMLG."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (7/21/20)     Inception (7/21/20)
                                                           8/31/22            to 8/31/22              to 8/31/22
FUND PERFORMANCE
NAV                                                        -35.83%              -4.04%                  -8.34%
Market Price                                               -35.85%              -4.06%                  -8.39%

INDEX PERFORMANCE
Russell 1000(R) Growth Index                               -19.06%               7.50%                  16.49%
Russell 1000(R) Index                                      -12.96%              10.78%                  24.15%
---------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            44.8%
Consumer Discretionary                            16.4
Health Care                                       13.7
Communication Services                            12.6
Industrials                                        7.6
Consumer Staples                                   2.1
Financials                                         1.3
Real Estate                                        0.9
Materials                                          0.6
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Amazon.com, Inc.                                   7.6%
Visa, Inc., Class A                                4.7
ServiceNow, Inc.                                   4.7
Microsoft Corp.                                    4.4
Apple, Inc.                                        3.9
Atlassian Corp. PLC, Class A                       3.0
Dexcom, Inc.                                       3.0
Alphabet, Inc., Class A                            2.8
Block, Inc.                                        2.5
CoStar Group, Inc.                                 2.3
                                                --------
     Total                                        38.9%
                                                ========


                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              JULY 21, 2020 - AUGUST 31, 2022

            First Trust Multi-Manager      Russell 1000(R)      Russell 1000(R)
                Large Growth ETF            Growth Index             Index
1/3/19               $10,000                   $10,000              $10,000
8/31/20               11,018                    11,198               10,785
2/28/21               12,233                    11,796               12,056
8/31/21               14,285                    14,392               14,264
2/28/22               11,485                    13,277               13,711
8/31/22                9,166                    11,649               12,415


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Multi-Manager Large Growth ETF ("MMLG" or the
"Fund"). The following serve as investment sub-advisors (each, a "Sub-Advisor")
to the Fund: Wellington Management Company LLP ("Wellington") and Sands Capital
Management, LLC ("Sands Capital"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, selecting and overseeing the investment sub-advisors, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

THE ADVISOR'S INVESTMENT COMMITTEE, WHICH MANAGES THE FUND'S INVESTMENTS,
CONSISTS OF: o Daniel J. Lindquist, Managing Director of First Trust o Jon C.
Erickson, Senior Vice President of First Trust o David G. McGarel, Chief
Investment Officer, Chief Operating Officer and Managing Director of First Trust
o Roger F. Testin, Senior Vice President of First Trust o Stan Ueland, Senior
Vice President of First Trust o Chris A. Peterson, CFA, Senior Vice President of
First Trust o Erik Russo, Vice President of First Trust

                         SUB-ADVISOR PORTFOLIO MANAGERS

WELLINGTON
o     Douglas W. McLane, CFA, Senior Managing Director, Partner and Equity
      Portfolio Manager

SANDS CAPITAL
o     Frank M. Sands, CFA, Chief Investment Officer and Chief Executive Officer
o     Michael A. Sramek, CFA, Senior Portfolio Manager, Research Analyst and
      Managing Director
o     Wesley A. Johnston, CFA, Portfolio Manager and Senior Research Analyst
o     Thomas H. Trentman, CFA, Portfolio Manager and Senior Research Analyst

                                   COMMENTARY

MARKET RECAP

U.S. growth equities, as measured by the Russell 1000(R) Growth Index (the
"Benchmark") declined 19.06% for the 12-month period ended August 31, 2022. The
S&P 500(R) Index fell 11.23% over the same period. In September 2021, U.S.
equities declined, as risk sentiment waned amid anxiety about the impact of persistent supply-chain disruptions on inflation and the economy, imminent policy normalization, elevated energy prices, and uncertainty about government fiscal stimulus and the federal debt ceiling. In the fourth quarter of 2021,
U.S. equities surged as risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. In the fourth quarter of 2021, U.S. corporate earnings were stronger than expected, with companies in the S&P 500(R) Index registering year-over-year earnings growth of approximately 30%. During the first quarter of
2022, U.S. equities registered their first quarterly loss since March 2020.
Fears about the economic implications of Russia's large-scale military attack on
Ukraine, that began in late February 2022, and the prospect of aggressive monetary policy tightening by the Federal Reserve (the "Fed") drove the S&P
500(R) Index into correction territory in February 2022. In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of a recession. In August 2022, U.S. equities ended lower after a strong rally earlier in the month reversed course amid concerns about aggressive interest rate hikes, the looming ramp-up in the Fed's balance-sheet reduction, and anxiety about future corporate earnings.

PERFORMANCE ANALYSIS

For the 12-month period ended August 31, 2022, the Fund returned -35.85% on a market price basis and -35.83% on a net asset value basis. During the same period, the Benchmark experienced a peak-to-trough decline of 31.9%, with the selloff felt most acutely in high growth, high valuation equities. The markets recovered in the latter half of the same period due to better-than-feared second quarter earnings results to help stem losses. The Information Technology,
Communication Services and the Consumer Discretionary sectors accounted for the bulk of the Benchmark's drawdown during the same period. The Energy and Consumer
Staples sectors were the only sectors in the Benchmark to finish the same period with positive returns. Relative to the Benchmark, selection within the


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

Information Technology sector was the largest detractor from the Fund's performance on a sector basis. Overweight positions in Block, Inc., Twilio,
Inc., and an off-Benchmark position in Shopify, Inc., were some of the largest single name detractors, with each down more than 70%. An underweight position in
Apple, Inc., which had a positive return during the period, also hurt Fund performance. An overweight allocation to the Communication Services sector, which had the worst returns in the Benchmark for the period, detracted from the
Fund's performance. Selection within the sector subtracted from performance and the Fund's return outpaced the Benchmark to the downside. This was largely due to Sea Ltd. which was down 81.7% in the period. Lastly, stock picks within the
Consumer Discretionary sector also detracted from performance with the Fund returning worse than the Benchmark. This was partly driven by an underweight position in Tesla, Inc. which had positive returns in the period.

MARKET AND FUND OUTLOOK

The U.S. Consumer Price Index registered its highest reading in June 2022, at levels we have not seen since the early 1980s. Supply chain issues, coronavirus-related ("COVID-19") closures in China, and the conflict in Ukraine have contributed to making things worse for the consumer. In a sign that the Fed is behind on battling inflation, they hiked interest rates by 75 basis points in
June 2022 to take the upper bound for the short-term rate to 1.75%. The median expectation from the Federal Open Market Committee members' Dot Projections is a rate target of 3.75% in 2023, which has a range of 2.75% - 4.38%, denoting the disparate range of views among experts and the possibility that the Fed may only be halfway through their rate hikes. In our opinion, the equity markets are focused on the economy slowing, and recent commentary from companies highlights the pressure on consumption in the U.S. We believe the rest of the world is not that different, and it seems we are all on a global tightening cycle.

On the positive side, employment in the U.S. remains robust, and there remains room for the participation rate to increase to pre-COVID-19 levels, which could temper some of the wage pressure. In our view, the range of outcomes remains wide and recessionary conditions are possible in many economies. We expect inflation to abate in 2023. However, the biggest risk to that view remains the energy markets as restrictions to Russian supplies of both natural gas and oil from Europe and the reopening of China in the next several months have the potential to put upward pressure on commodity prices.

                                                                          Page 5


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of First Trust Multi-Manager Large Growth ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2022     AUGUST 31, 2022        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
Actual                                               $1,000.00          $  798.10            0.85%             $3.85
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 98.5%
               AEROSPACE & DEFENSE -- 0.6%
        4,207  Raytheon Technologies Corp.              $     377,578
                                                        -------------
               AUTOMOBILES -- 1.1%
        2,473  Tesla, Inc. (a)                                681,584
                                                        -------------
               BEVERAGES -- 1.3%
        1,590  Constellation Brands, Inc.,
                  Class A                                     391,219
        5,096  Monster Beverage Corp. (a)                     452,678
                                                        -------------
                                                              843,897
                                                        -------------
               BIOTECHNOLOGY -- 1.6%
        7,073  Sarepta Therapeutics, Inc. (a)                 773,645
        1,673  Seagen, Inc. (a)                               258,127
                                                        -------------
                                                            1,031,772
                                                        -------------
               BUILDING PRODUCTS -- 0.8%
        3,274  Fortune Brands Home & Security,
                  Inc.                                        201,122
        5,300  Johnson Controls International
                  PLC                                         286,942
                                                        -------------
                                                              488,064
                                                        -------------
               CHEMICALS -- 0.6%
        1,624  Sherwin-Williams (The) Co.                     376,930
                                                        -------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.5%
        2,226  Republic Services, Inc.                        317,695
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.7%
        1,927  Motorola Solutions, Inc.                       469,051
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 0.5%
        7,562  WillScot Mobile Mini Holdings
                  Corp. (a)                                   303,539
                                                        -------------
               CONSUMER FINANCE -- 0.7%
        3,002  American Express Co.                           456,304
                                                        -------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS -- 1.0%
        2,275  CDW Corp.                                      388,342
        6,577  Corning, Inc.                                  225,723
                                                        -------------
                                                              614,065
                                                        -------------
               ENTERTAINMENT -- 4.8%
        3,407  Netflix, Inc. (a)                              761,669
       20,333  Sea Ltd., ADR (a)                            1,260,646
        2,196  Walt Disney (The) Co. (a)                      246,128
       28,543  Warner Music Group Corp.,
                  Class A                                     764,096
                                                        -------------
                                                            3,032,539
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 0.8%
        1,392  Alexandria Real Estate Equities,
                  Inc.                                        213,533
        4,709  Equity LifeStyle Properties, Inc.              330,101
                                                        -------------
                                                              543,634
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 6.8%
        2,926  Align Technology, Inc. (a)               $     713,066
        4,613  Baxter International, Inc.                     265,063
       22,926  Dexcom, Inc. (a)                             1,884,747
       10,395  Edwards Lifesciences Corp. (a)                 936,590
        4,324  Hologic, Inc. (a)                              292,129
          882  Teleflex, Inc.                                 199,561
                                                        -------------
                                                            4,291,156
                                                        -------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 2.3%
          883  Laboratory Corp. of America
                  Holdings                                    198,913
       13,832  R1 RCM, Inc. (a)                               302,229
        1,841  UnitedHealth Group, Inc.                       956,087
                                                        -------------
                                                            1,457,229
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.9%
        8,756  Airbnb, Inc., Class A (a)                      990,479
          192  Booking Holdings, Inc. (a)                     360,156
          328  Chipotle Mexican Grill, Inc. (a)               523,750
                                                        -------------
                                                            1,874,385
                                                        -------------
               INSURANCE -- 0.6%
        2,002  Chubb Ltd.                                     378,478
                                                        -------------
               INTERACTIVE MEDIA & SERVICES
                  -- 6.7%
       15,933  Alphabet, Inc., Class A (a)                  1,724,269
        4,384  Alphabet, Inc., Class C (a)                    478,514
       17,000  Match Group, Inc. (a)                          961,010
        6,676  Meta Platforms, Inc., Class A (a)            1,087,721
                                                        -------------
                                                            4,251,514
                                                        -------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 8.5%
       37,306  Amazon.com, Inc. (a)                         4,729,282
        8,086  DoorDash, Inc., Class A (a)                    484,351
        1,873  Etsy, Inc. (a)                                 197,808
                                                        -------------
                                                            5,411,441
                                                        -------------
               IT SERVICES -- 15.2%
       22,344  Block, Inc. (a)                              1,539,725
       14,629  Cloudflare, Inc., Class A (a)                  915,337
        2,905  Concentrix Corp.                               365,391
        2,543  Fidelity National Information
                  Services, Inc.                              232,354
        1,368  FleetCor Technologies, Inc. (a)                290,741
        2,154  Global Payments, Inc.                          267,591
        2,494  Mastercard, Inc., Class A                      808,979
       24,031  Shopify, Inc., Class A (a)                     760,581
        6,405  Snowflake, Inc., Class A (a)                 1,158,985
        5,540  Twilio, Inc., Class A (a)                      385,473
       14,896  Visa, Inc., Class A                          2,959,984
                                                        -------------
                                                            9,685,141
                                                        -------------

                        See Notes to Financial Statements                 Page 7


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               LIFE SCIENCES TOOLS & SERVICES
                  -- 1.7%
        8,737  10X Genomics, Inc., Class A (a)          $     288,234
        1,157  Danaher Corp.                                  312,286
          855  Thermo Fisher Scientific, Inc.                 466,248
                                                        -------------
                                                            1,066,768
                                                        -------------
               MACHINERY -- 0.8%
        1,372  Deere & Co.                                    501,123
                                                        -------------
               MEDIA -- 1.0%
        1,493  Charter Communications, Inc.,
                  Class A (a)                                 616,057
                                                        -------------
               PERSONAL PRODUCTS -- 0.7%
        1,761  Estee Lauder (The) Cos., Inc.,
                  Class A                                     447,963
                                                        -------------
               PHARMACEUTICALS -- 1.1%
        2,415  Eli Lilly & Co.                                727,470
                                                        -------------
               PROFESSIONAL SERVICES -- 2.3%
       20,682  CoStar Group, Inc. (a)                       1,440,294
                                                        -------------
               ROAD & RAIL -- 2.1%
       45,565  Uber Technologies, Inc. (a)                  1,310,449
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 5.2%
        4,585  Advanced Micro Devices, Inc. (a)               389,129
        3,074  Entegris, Inc.                                 291,661
        1,349  Lam Research Corp.                             590,741
        6,429  Marvell Technology, Inc.                       301,006
        7,708  NVIDIA Corp.                                 1,163,445
        3,354  Texas Instruments, Inc.                        554,114
                                                        -------------
                                                            3,290,096
                                                        -------------
               SOFTWARE -- 17.7%
        1,321  Adobe, Inc. (a)                                493,314
        7,639  Atlassian Corp. PLC, Class A (a)             1,891,875
        4,855  Datadog, Inc., Class A (a)                     509,532
        3,186  Intuit, Inc.                                 1,375,651
       10,410  Microsoft Corp.                              2,721,903
          714  Palo Alto Networks, Inc. (a)                   397,562
          604  Paycom Software, Inc. (a)                      212,125
        2,837  Salesforce, Inc. (a)                           442,912

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               SOFTWARE (CONTINUED)
        6,755  ServiceNow, Inc. (a)                     $   2,935,858
        1,612  Workday, Inc., Class A (a)                     265,271
                                                        -------------
                                                           11,246,003
                                                        -------------
               SPECIALTY RETAIL -- 2.3%
       10,193  Floor & Decor Holdings, Inc.,
                  Class A (a)                                 829,303
        9,683  TJX (The) Cos., Inc.                           603,735
                                                        -------------
                                                            1,433,038
                                                        -------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 4.3%
       15,416  Apple, Inc.                                  2,423,703
        4,198  NetApp, Inc.                                   302,802
                                                        -------------
                                                            2,726,505
                                                        -------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 1.3%
        1,215  Lululemon Athletica, Inc. (a)                  364,451
        4,431  NIKE, Inc., Class B                            471,680
                                                        -------------
                                                              836,131
                                                        -------------
               TOTAL COMMON STOCKS
                  -- 98.5%                                 62,527,893
               (Cost $87,865,918)                       -------------

               MONEY MARKET FUNDS -- 1.5%
      968,136  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class - 2.06% (b)             968,136
               (Cost $968,136)                          -------------

               TOTAL INVESTMENTS -- 100.0%                 63,496,029
               (Cost $88,834,054)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%                       (17,721)
                                                        -------------
               NET ASSETS -- 100.0%                     $  63,478,308
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Common Stocks*..................................         $   62,527,893    $   62,527,893    $           --    $           --
Money Market Funds..............................                968,136           968,136                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments...............................         $   63,496,029    $   63,496,029    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 8                 See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2022


ASSETS:
Investments, at value..................................................      $    63,496,029
Dividends receivable...................................................               34,490
                                                                             ---------------
   Total Assets........................................................           63,530,519
                                                                             ---------------
LIABILITIES:
Investment advisory fees payable.......................................               52,211
                                                                             ---------------
   Total Liabilities...................................................               52,211
                                                                             ---------------
NET ASSETS.............................................................      $    63,478,308
                                                                             ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $    97,032,120
Par value..............................................................               35,000
Accumulated distributable earnings (loss)..............................          (33,588,812)
                                                                             ---------------
NET ASSETS.............................................................      $    63,478,308
                                                                             ===============
NET ASSET VALUE, per share.............................................      $         18.14
                                                                             ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            3,500,002
                                                                             ===============
Investments, at cost...................................................      $    88,834,054
                                                                             ===============


                        See Notes to Financial Statements                 Page 9


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2022


INVESTMENT INCOME:
Dividends..............................................................      $       400,008
                                                                             ---------------
   Total investment income.............................................              400,008
                                                                             ---------------
EXPENSES:
Investment advisory fees...............................................              945,807
                                                                             ---------------
   Total expenses......................................................              945,807
                                                                             ---------------
NET INVESTMENT INCOME (LOSS)...........................................             (545,799)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................           (9,025,526)
   In-kind redemptions.................................................            1,674,945
                                                                             ---------------
Net realized gain (loss)...............................................           (7,350,581)
                                                                             ---------------
Net change in unrealized appreciation (depreciation) on investments....          (40,729,422)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          (48,080,003)
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $   (48,625,802)
                                                                             ===============


Page 10                 See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                YEAR              YEAR
                                                                                                ENDED             ENDED
                                                                                              8/31/2022         8/31/2021
                                                                                           ---------------   ---------------
OPERATIONS:
Net investment income (loss).........................................................      $      (545,799)  $      (192,447)
Net realized gain (loss).............................................................           (7,350,581)        1,419,102
Net change in unrealized appreciation (depreciation).................................          (40,729,422)       15,190,009
                                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from operations......................          (48,625,802)       16,416,664
                                                                                           ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations................................................................                   --            (6,060)
                                                                                           ---------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold............................................................           11,734,001       164,222,162
Cost of shares redeemed..............................................................          (70,634,728)      (11,813,486)
                                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from shareholder transactions........          (58,900,727)      152,408,676
                                                                                           ---------------   ---------------
Total increase (decrease) in net assets..............................................         (107,526,529)      168,819,280

NET ASSETS:
Beginning of period..................................................................          171,004,837         2,185,557
                                                                                           ---------------   ---------------
End of period........................................................................      $    63,478,308   $   171,004,837
                                                                                           ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..............................................            6,050,002           100,002
Shares sold..........................................................................              550,000         6,400,000
Shares redeemed......................................................................           (3,100,000)         (450,000)
                                                                                           ---------------   ---------------
Shares outstanding, end of period....................................................            3,500,002         6,050,002
                                                                                           ===============   ===============


                        See Notes to Financial Statements                Page 11


FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     YEAR ENDED AUGUST 31,           PERIOD
                                                                 -----------------------------       ENDED
                                                                      2022           2021        8/31/2020 (a)
                                                                 --------------  --------------  --------------
Net asset value, beginning of period...........................     $  28.27        $  21.86        $  19.84
                                                                    --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.18)           0.01           (0.00) (b)
Net realized and unrealized gain (loss)........................        (9.95)           6.46            2.02
                                                                    --------        --------        --------
Total from investment operations...............................       (10.13)           6.47            2.02
                                                                    --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................           --           (0.04)             --
Net realized gain..............................................           --           (0.02)             --
                                                                    --------        --------        --------
Total distributions............................................           --           (0.06)             --
                                                                    --------        --------        --------
Net asset value, end of period.................................     $  18.14        $  28.27        $  21.86
                                                                    ========        ========        ========
TOTAL RETURN (c)...............................................       (35.83)%         29.65%          10.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 63,478        $171,005        $  2,186
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85%           0.85% (d)
Ratio of net investment income (loss) to average net assets....        (0.49)%         (0.49)%         (0.21)% (d)
Portfolio turnover rate (e)....................................           31%             21%              2%


(a)   Inception date is July 21, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 12                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the First Trust Multi-Manager Large Growth ETF (the "Fund"), which trades under the ticker "MMLG" on the NYSE Arca, Inc. ("NYSE Arca"). The Fund represents a separate series of shares of beneficial interest in the Trust.
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those companies with market capitalizations within the market capitalization range of the companies comprising the Russell
1000(R) Growth Index (as of the index's most recent reconstitution). The Fund's portfolio is principally composed of common stocks issued by companies domiciled in the United States, common stocks issued by non-U.S. companies that are principally traded in the United States and American Depositary Receipts. The
Fund utilizes a multi-manager approach to provide exposure to the large capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2022

whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2022

treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended August 31,
2022 and 2021 was as follows:

Distributions paid from:                             2022             2021
Ordinary income...............................  $         --      $        6,060
Capital gains.................................            --                  --
Return of capital.............................            --                  --

As of August 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................  $   (251,746)
Accumulated capital and other gain (loss).....    (6,999,162)
Net unrealized appreciation (depreciation)....   (26,337,904)

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020,
2021, and 2022 remain open to federal and state audit. As of August 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, for federal income tax purposes, the Fund had $6,999,162 capital loss carryforward available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund's shareholders.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2022, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

                      Qualified Late Year Losses
               -----------------------------------------
               Ordinary Losses            Capital Losses
               ----------------           --------------
               $        251,746           $          --

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2022, the adjustments for the Fund were as follows:

                                 Accumulated
                 Accumulated     Net Realized
                Net Investment   Gain (Loss)       Paid-in
                Income (Loss)   on Investments     Capital
                --------------  --------------  --------------
                $      483,782  $     (212,588) $     (271,194)

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2022

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

                             Gross           Gross       Net Unrealized
                           Unrealized      Unrealized     Appreciation
            Tax Cost      Appreciation   (Depreciation)  (Depreciation)
         --------------  --------------  --------------  --------------
         $   89,833,933  $    1,579,366  $  (27,917,270)    (26,337,904)

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the Fund's portfolio based on recommendations provided by the Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. The Fund has agreed to pay
First Trust an annual management fee equal to 0.85% of its average daily net assets.

The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Wellington Management Company LLP ("Wellington")
and Sands Capital Management, LLC ("Sands Capital") (each, a "Sub-Advisor" and together, "Sub-Advisors"), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the "Sub-Advisory Agreements").
In this capacity, Wellington and Sands Capital are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund's portfolio they have been allocated by First Trust. Pursuant to the Sub-Advisory Agreements, First Trust
has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.30% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.30% of the average daily net assets of the portion of the Fund's assets allocated to that sub-advisor). Each Sub-Advisor's fees are paid by First Trust out of First
Trust's management fee.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $35,124,188 and $34,200,898, respectively.

For the fiscal year ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $11,532,653 and $69,518,004, respectively.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                                AUGUST 31, 2022

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 17

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Multi-Manager Large Growth ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund VIII, including the portfolio of investments, as of August
31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended August 31, 2022 and 2021 and the period from July 21, 2020 (commencement of operations) through August 31,
2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended
August 31, 2022 and 2021 and for the period from July 21, 2020 (commencement of operations) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by MMLG during the Fund's fiscal year ended
August 31, 2022; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

                                                                         Page 19


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
                          AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of First Trust Multi-Manager Large Growth ETF (the "Fund"), and First
Trust Advisors L.P. (the "Advisor"); the Investment Sub-Advisory Agreement (the
"Sands Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the
Advisor and Sands Capital Management, LLC ("Sands"); and the Investment
Sub-Advisory Agreement (the "Wellington Sub-Advisory Agreement") among the
Trust, on behalf of the Fund, the Advisor and Wellington Management Company LLP
("Wellington"). The Sands Sub-Advisory Agreement and the Wellington Sub-Advisory
Agreement are collectively referred to as the "Sub-Advisory Agreements." Sands

                                                                         Page 21

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

and Wellington are each referred to as a "Sub-Advisor" and collectively as the
"Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board approved the continuation of the
Agreements for a one-year period ending June 30, 2023 at a meeting held on June
12-13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rates for the Fund as compared to fees charged to other clients of the
Sub-Advisors; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; financial data for each Sub-Advisor; any indirect benefits to the
Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the
Sub-Advisors; and information on the Advisor's and each Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, counsel to the Independent
Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the
Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the
Agreements. The Board considered that the Fund is an actively-managed ETF and employs a multi-manager structure. With respect to the Advisory Agreement, the
Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the allocation of assets between the Sub-Advisors performed by members of the Advisor's Investment Committee, as well as the background and experience of the persons responsible for such services. The Board considered that each
Sub-Advisor acts as a non-discretionary manager providing model portfolio recommendations to the Advisor, and that the Advisor executes the Fund's portfolio trades. The Board noted that the Advisor oversees management of the
Fund's investments, including portfolio risk monitoring and performance review.
In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, each Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 18,
2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. With respect to the Sub-Advisory Agreements, the Board noted that the
Fund is an actively-managed ETF and the Sub-Advisors actively manage the Fund's investments. The Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor's non-discretionary management of the portion of the Fund's assets allocated to it. In considering Sands' services to the Fund, the Board noted the background and experience of Sands' portfolio management team and the
Board's prior meetings with members of Sands' portfolio management team. In addition to the written materials provided by Wellington, at the April 18, 2022 meeting, the Board also received a presentation from representatives of
Wellington, who discussed the services that Wellington provides to the Fund. In considering Wellington's services to the Fund, the Board noted the background


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

and experience of Wellington's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and the Sub-Advisors have managed the Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the Advisor pays each
Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the
Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund (including
ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the
April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and that different business models may affect the pricing of services among ETF sponsors. The Board noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended
December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated)
continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft-dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

With respect to the Sands Sub-Advisory Agreement, the Board considered Sands'
statements that it did not believe there are any specific economies of scale in connection with providing sub-advisory services to the Fund that will benefit the Fund's shareholders and that Sands believes that the sub-advisory fee is appropriate given the services provided to the Fund. The Board did not review the profitability of Sands with respect to the Fund. The Board noted that the
Advisor pays Sands from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered indirect benefits that may be realized by Sands from its relationship with the Fund, and noted Sands' statement that there are no additional benefits expected to be derived as part of its relationship with the

                                                                         Page 23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

Fund given that the Advisor is responsible for trade execution. The Board noted
that Sands acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to Sands were not unreasonable.

With respect to the Wellington Sub-Advisory Agreement, the Board considered
Wellington's statement that it believes the sub-advisory fee schedule reflects the economies of scale inherent in providing investment advice to funds similar in size to the Fund, and that Wellington believes the fee schedule is competitive given the nature and quality of service provided by Wellington. The
Board did not review the profitability of Wellington with respect to the Fund.
The Board noted that the Advisor pays Wellington from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the
Advisor was more relevant. The Board considered indirect benefits that may be realized by Wellington from its relationship with the Fund, and noted
Wellington's statements that it derives no ancillary economic benefits of the type that may accrue to an adviser that also provides distribution and other services, and that although not quantifiable Wellington recognizes the reputational benefit that accrues from its relationship with the Fund and the
Advisor. The Board noted that Wellington acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential indirect benefits to Wellington were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 25


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF (MMLG)
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 27


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

Sands Capital Management, LLC
1000 Wilson Boulevard, Suite 3000
Arlington, Virginia 22209

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

                 First Trust TCW ESG Premier Equity ETF (EPRE)

----------------------------
       Annual Report
     For the Year Ended
      August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                 ANNUAL REPORT
                                AUGUST 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or TCW Investment Management Company LLC ("TCW" or
the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (First Trust TCW ESG Premier Equity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
TCW ESG Premier Equity ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended August 31, 2022.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)

The First Trust TCW ESG Premier Equity ETF's (the "Fund") investment objective is to seek to provide investors with long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies that meet TCW Investment
Management Company LLC's environmental, social and governance (ESG) criteria.
Although the Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size. Shares of the Fund are listed on the NYSE Arca, Inc. under the ticker
"EPRE."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL            CUMULATIVE
                                                                             TOTAL RETURNS           TOTAL RETURNS
                                                         1 Year Ended     Inception (5/25/21)     Inception (5/25/21)
                                                           8/31/22            to 8/31/22              to 8/31/22
FUND PERFORMANCE
NAV                                                        -20.78%              -11.86%                 -14.80%
Market Price                                               -20.81%              -11.82%                 -14.75%

INDEX PERFORMANCE
Russell 1000(R) Index                                      -12.96%               -4.60%                  -5.80%
---------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Industrials                                       37.8%
Information Technology                            30.4
Financials                                        16.1
Consumer Staples                                  10.2
Health Care                                        5.5
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
HEICO Corp.                                       10.5%
TransDigm Group, Inc.                              7.8
Microsoft Corp.                                    7.5
Keurig Dr Pepper, Inc.                             7.4
S&P Global, Inc.                                   6.1
Copart, Inc.                                       6.1
Fiserv, Inc.                                       6.0
Mettler-Toledo International, Inc.                 5.5
AMETEK, Inc.                                       5.2
CoStar Group, Inc.                                 5.2
                                                --------
     Total                                        67.3%
                                                ========


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     MAY 25, 2021 - AUGUST 31, 2022

            First Trust TCW ESG Premier      Russell 1000(R)
                 Equity ETF (EPRE)                Index
5/25/21               $10,000                    $10,000
8/31/21                10,756                     10,823
2/28/22                 9,292                     10,403
8/31/22                 8,520                      9,420


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust TCW ESG Premier Equity ETF ("EPRE" or the "Fund").
First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor") serves as investment sub-advisor. In this capacity, TCW is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio.
TCW, with principal offices at 865 South Figueroa Street, Los Angeles,
California 90017, was founded in 1987, and is a wholly-owned subsidiary of The
TCW Group, Inc. ("TCW Group"). TCW, together with TCW Group and its other subsidiaries, which provide investment management and investment advisor services, had approximately $218 billion under management or committed to management, including $191.3 billion of U.S. fixed income investments, as of
August 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

Joseph R. Shaposhnik, Managing Director of TCW

The portfolio manager is responsible for the day-to-day management of the Fund and has served as the portfolio manager of the Fund since 2021.

                                   COMMENTARY

MARKET RECAP

During the 12-month period ended August 31, 2022, equities struggled after hitting all-time highs late in 2021. The weak performance was seen in almost every sector across the market as record inflation and rising interest rates put downward pressure on stocks. Inflation has proved to not be transitory as the
U.S. Federal Reserve (the "Fed") and many analysts had forecasted around a year ago. Coming out of the coronavirus ("COVID-19") pandemic, various factors have contributed to the inflation readings that have hit, and are still hovering around, 40-year highs. Strong demand, a healthy labor market, and supply chain bottlenecks are at the forefront of those contributors. Russia's invasion of
Ukraine in February 2022 has only added to the pressure as oil, gas, and other commodities have become more expensive as a result. The lasting inflation has led to the Fed being forced to raise interest rates - which rose from essentially 0.1% to 2.3% in the period - which has stifled consumer optimism and business activity. Although this is considered negative at face value, it is likely necessary to bring inflation under control. It is hard to predict the
Fed's next moves although investors are currently bracing for interest rates as high as 4.5% in the coming months, and it is likely they will stay elevated for a considerable period of time, in our opinion.

PERFORMANCE ANALYSIS

For the 12-month period ended August 31, 2022, the Fund was down 20.78% based on net asset value, while the portfolio's return underperformed the Russell 1000(R)
Index, which decreased by 12.96%. Top performers in the period included HEICO
Corp. (Industrials), Fiserv, Inc. (Information Technology), and Church & Dwight
Co., Inc. (Consumer Staples).

These companies implement responsible Environmental, Social, and Governance
("ESG") strategies and exemplify our belief that businesses that are conscious of their ESG impact are more likely to perform better in the long run. MSCI,
Inc. is one holding we believe is worth noting as its services, namely ESG ratings and research, help investment managers identify how well companies are managing their impact across various environmental, social, and governance factors. The company presents these ratings similar to bond ratings, (AAA-CCC)
while also providing related analysis of the performance of each business. We continue to prefer MSCI, Inc. shares, as the company is a leader in providing critical data and support services to investment professionals and institutions worldwide.

The weakest performers during the period included Vertiv Holdings Co.
(Industrials), Dye & Durham Ltd. (Information Technology), and Clarivate PLC
(Industrials).


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

MARKET AND FUND OUTLOOK

We expect an increased level of volatility in the shorter-term due to a number of developments in the economy. Notably, there is growing speculation that the
Fed is solely focused on bringing down inflation, regardless of the impact on the rest of the market and economy. Due to this, we are especially keyed in on inflation and the Fed's reaction to future Consumer Price Index figures. At least based on results that came out at the end of August 2022, inflation may have peaked, but either way, we expect further interest rate hikes from the Fed in order to achieve their long-term goal of 2.0% year-over-year inflation.

We are vigilant of the balance of supply and demand within the economy as prices remain elevated and consumer sentiment is stunted. We will also continue to evaluate the ongoing war between Russia and Ukraine, as diplomatic policies and sanctions on Russia are seemingly having a large impact on prices that are flowing through the economy down to consumers. It is hard to forecast any type of resolution to the conflict, but should it end, or circumstances change drastically, the effect on consumers and the market will likely be seen as well.

At this time, it appears that the worst of the COVID-19 pandemic seems to be behind us, at least in terms of lockdowns and when looking at the severity of the disease. While future variants may arise, governments across the world seem to be ending, or at least loosening, restrictions on their constituents. While this may negatively impact certain companies that have flourished from lockdowns, we expect a wide variety of companies to continue to benefit from the easing restrictions.

We continue to believe (supported by data) that companies that manage their environmental and social resources in a superior manner and have sensible corporate governance practices are likely to manage the rest of their business in a superior manner.

                                                                          Page 5


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of First Trust TCW ESG Premier Equity ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2022     AUGUST 31, 2022        PERIOD          PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
Actual                                               $1,000.00          $  916.90            0.85%             $4.11
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%             $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 80.6%
               AEROSPACE & DEFENSE -- 14.7%
          470  HEICO Corp.                              $      71,581
           88  TransDigm Group, Inc.                           52,834
                                                        -------------
                                                              124,415
                                                        -------------
               BEVERAGES -- 5.9%
        1,318  Keurig Dr Pepper, Inc.                          50,242
                                                        -------------
               CAPITAL MARKETS -- 13.0%
          151  Morningstar, Inc.                               34,427
           75  MSCI, Inc.                                      33,693
          118  S&P Global, Inc.                                41,626
                                                        -------------
                                                              109,746
                                                        -------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 4.9%
          345  Copart, Inc. (a)                                41,279
                                                        -------------
               ELECTRICAL EQUIPMENT -- 4.2%
          294  AMETEK, Inc.                                    35,327
                                                        -------------
               HOUSEHOLD PRODUCTS -- 2.3%
          232  Church & Dwight Co., Inc.                       19,421
                                                        -------------
               IT SERVICES -- 4.8%
          403  Fiserv, Inc. (a)                                40,780
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 4.4%
           31  Mettler-Toledo International,
                  Inc. (a)                                     37,586
                                                        -------------
               PROFESSIONAL SERVICES -- 6.7%
          506  CoStar Group, Inc. (a)                          35,238
          111  Equifax, Inc.                                   20,951
                                                        -------------
                                                               56,189
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.1%
          373  Marvell Technology, Inc.                 $      17,464
                                                        -------------
               SOFTWARE -- 17.6%
          846  Dye & Durham Ltd. (CAD)                          9,405
          186  Manhattan Associates, Inc. (a)                  26,274
          195  Microsoft Corp.                                 50,987
           41  Roper Technologies, Inc.                        16,506
          251  Trade Desk (The), Inc., Class A (a)             15,738
           79  Tyler Technologies, Inc. (a)                    29,349
                                                        -------------
                                                              148,259
                                                        -------------
               TOTAL COMMON STOCKS
                  -- 80.6%                                    680,708
               (Cost $725,882)                          -------------

               MONEY MARKET FUNDS -- 19.4%
      163,843  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class - 2.06% (b)             163,843
               (Cost $163,843)                          -------------

               TOTAL INVESTMENTS -- 100.0%                    844,551
               (Cost $889,725)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%                          (105)
                                                        -------------
               NET ASSETS -- 100.0%                     $     844,446
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

Currency Abbreviation:
CAD - Canadian Dollar

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Common Stocks*..................................         $      680,708    $      680,708    $           --    $           --
Money Market Funds..............................                163,843           163,843                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments...............................         $      844,551    $      844,551    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 7


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2022


ASSETS:
Investments, at value..................................................      $       844,551
Dividends receivable...................................................                  538
                                                                             ---------------
   Total Assets........................................................              845,089
                                                                             ---------------
LIABILITIES:
Investment advisory fees payable.......................................                  643
                                                                             ---------------
   Total Liabilities...................................................                  643
                                                                             ---------------
NET ASSETS.............................................................      $       844,446
                                                                             ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $       994,833
Par value..............................................................                  500
Accumulated distributable earnings (loss)..............................             (150,887)
                                                                             ---------------
NET ASSETS.............................................................      $       844,446
                                                                             ===============
NET ASSET VALUE, per share.............................................      $         16.89
                                                                             ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................               50,002
                                                                             ===============
Investments, at cost...................................................      $       889,725
                                                                             ===============


Page 8                  See Notes to Financial Statements


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2022


INVESTMENT INCOME:
Interest...............................................................      $         6,508
Foreign tax withholding................................................                  (21)
                                                                             ---------------
   Total investment income.............................................                6,487
                                                                             ---------------
EXPENSES:
Investment advisory fees payable.......................................               10,661
                                                                             ---------------
   Total expenses......................................................               10,661
                                                                             ---------------
NET INVESTMENT INCOME (LOSS)...........................................               (4,174)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................             (105,309)
   In-kind redemptions.................................................               75,037
   Foreign currency transactions.......................................                  (77)
                                                                             ---------------
Net realized gain (loss)...............................................              (30,349)
                                                                             ---------------
Net change in unrealized appreciation (depreciation) on investments....             (187,820)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             (218,169)
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $      (222,343)
                                                                             ===============


                        See Notes to Financial Statements                 Page 9


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                YEAR             PERIOD
                                                                                                ENDED             ENDED
                                                                                              8/31/2022       8/31/2021 (a)
                                                                                           ---------------   ---------------
OPERATIONS:
Net investment income (loss).........................................................      $        (4,174)  $        (3,260)
Net realized gain (loss).............................................................              (30,349)           11,418
Net change in unrealized appreciation (depreciation).................................             (187,820)          142,646
                                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from operations......................             (222,343)          150,804
                                                                                           ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations................................................................               (8,685)               --
                                                                                           ---------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold............................................................                   --         1,998,385
Cost of shares redeemed..............................................................           (1,073,715)               --
                                                                                           ---------------   ---------------
Net increase (decrease) in net assets resulting from shareholder transactions........           (1,073,715)        1,998,385
                                                                                           ---------------   ---------------
Total increase (decrease) in net assets..............................................           (1,304,743)        2,149,189

NET ASSETS:
Beginning of period..................................................................            2,149,189                --
                                                                                           ---------------   ---------------
End of period........................................................................      $       844,446   $     2,149,189
                                                                                           ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..............................................              100,002                --
Shares sold..........................................................................                   --           100,002
Shares redeemed......................................................................              (50,000)               --
                                                                                           ---------------   ---------------
Shares outstanding, end of period....................................................               50,002           100,002
                                                                                           ===============   ===============


(a)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 10                 See Notes to Financial Statements


FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      YEAR           PERIOD
                                                                     ENDED           ENDED
                                                                   8/31/2022     8/31/2021 (a)
                                                                 --------------  --------------
Net asset value, beginning of period...........................     $  21.49        $  19.98
                                                                    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)          (0.03)
Net realized and unrealized gain (loss)........................        (4.35)           1.54
                                                                    --------        --------
Total from investment operations...............................        (4.43)           1.51
                                                                    --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain..............................................        (0.17)             --
                                                                    --------        --------
Net asset value, end of period.................................     $  16.89        $  21.49
                                                                    ========        ========
TOTAL RETURN (b)...............................................       (20.78)%          7.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $    844        $  2,149
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85%           0.85% (c)
Ratio of net investment income (loss) to average net assets....        (0.33)%         (0.58)% (c)
Portfolio turnover rate (d)....................................           12%             17%


(a)   Inception date is May 25, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 11


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the First Trust TCW ESG Premier Equity ETF (the "Fund"), which trades under the ticker "EPRE" on the NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as
"Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund's investment objective is to seek to provide investors with long-term capital appreciation.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies that meet the sub-advisor's environmental, social and governance (ESG) criteria. Although the
Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
The Fund's NAV is calculated by dividing the value of all assets of the Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor")
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                AUGUST 31, 2022

amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors related to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the events are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

                                                                         Page 13

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                AUGUST 31, 2022

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates would be shown in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statement of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended August 31,
2022 was as follows:

Distributions paid from:
Ordinary income...............................  $      8,685
Capital gains.................................            --
Return of capital.............................            --

The Fund did not pay a distribution during its fiscal period ended August 31,
2021.

As of August 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................  $       (400)
Accumulated capital and other gain (loss).....      (102,776)
Net unrealized appreciation (depreciation)....       (47,711)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021 and
2022 remain open to federal and state audit. As of August 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                AUGUST 31, 2022

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, for federal income tax purposes, the Fund had $102,776 capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund's shareholders.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31, 2022, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

                      Qualified Late Year Losses
               -----------------------------------------
               Ordinary Losses            Capital Losses
               ----------------           --------------
               $            400           $           --

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended August 31, 2022, the adjustments for the Fund were as follows:

                                 Accumulated
                 Accumulated     Net Realized
                Net Investment   Gain (Loss)       Paid-in
                Income (Loss)   on Investments     Capital
                --------------  --------------  --------------
                $        3,774  $      (74,437) $       70,663

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

                             Gross           Gross       Net Unrealized
                           Unrealized      Unrealized     Appreciation
            Tax Cost      Appreciation   (Depreciation)  (Depreciation)
         --------------  --------------  --------------  --------------
         $      892,262  $       15,213  $      (62,924) $      (47,711)

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

TCW Investment Management Company LLC ("TCW" or the "Sub-Advisor") serves as the
Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory
Agreement among the Trust, on behalf of the Fund, the Advisor and TCW, First
Trust will supervise TCW and its management of the investment of the Fund's assets and will pay TCW for its services as the Fund's sub-advisor. TCW receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment
Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule
12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First
Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

                                                                         Page 15

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                AUGUST 31, 2022

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $137,949 and $347,980, respectively.

For the fiscal year ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $0 and $975,010, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                                AUGUST 31, 2022

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2023.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On September 20, 2022, First Trust announced approval of the liquidation of the
Fund. Based upon the recommendation of First Trust, the Board of Trustees determined it was in the best interest of the Fund and the Fund's shareholders to liquidate the Fund. The Board of Trustees approved the liquidation pursuant to a plan of liquidation and termination. Shareholders may sell their holdings in the Fund prior to the end of the trading day on October 26, 2022. Customary brokerage charges may apply to these transactions. The last day the Fund will accept creation and redemption orders is October 26, 2022 and the Fund's shares will subsequently be de-listed. The Fund will liquidate on or around November 1,
2022. Any person holding shares in the Fund as of October 28, 2022 will receive a cash redemption amount equal to the net asset value of such shares after the
Fund has discharged and/or made reasonable provisions for the payment of all of its charges, taxes, expenses and liabilities. Shareholders generally will recognize a capital gain or loss on any redemption. The Fund may pay one or more dividends or other distributions prior to or along with any redemption payment.
After October 26, 2022 the Fund is expected to materially deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

                                                                         Page 17

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust TCW ESG Premier Equity ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund VIII, including the portfolio of investments, as of August
31, 2022, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and the period from May 25, 2021 (commencement of operations) through August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended August 31, 2022 and for the period from May 25, 2021 (commencement of operations) through August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended August 31, 2022, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

        Dividends Received Deduction    Qualified Dividend Income
        ----------------------------    -------------------------
                   14.62%                        15.18%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market Risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
                          AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund VIII (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") on behalf of the First Trust TCW ESG Premier
Equity ETF (the "Fund") and the Investment Sub-Advisory Agreement (the
"Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, on behalf of the Fund, the Advisor and TCW
Investment Management Company LLC (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any;
profitability and other financial data for the Advisor; financial data for the
Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the
Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the
Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the
Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. The
Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio, but that the Advisor executes the Fund's portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the
Advisor and considered that it includes a robust program for monitoring the
Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory
Agreement, the Board noted that the Fund is an actively-managed ETF and the
Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the
Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the
Sub-Advisor's portfolio manager, including the Board's prior meetings with the

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

portfolio manager. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the
Agreements have been and are expected to remain satisfactory and that the
Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the
Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. Because the Fund commenced operations on May 25, 2021 and therefore has a limited performance history, comparative performance information for the Fund was not considered.

On the basis of all the information provided on the unitary fee for the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended
December 31, 2021. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft-dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements that the Sub-Advisor believes that the current sub-advisory fee appropriately reflects economies of scale and that the Sub-Advisor continues to add resources commensurate with and often ahead of the demands of its business. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its unitary fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The
Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor's statements that the Sub-Advisor does not accrue any ancillary or indirect benefits due to its relationship with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

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                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 25


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST TCW ESG PREMIER EQUITY ETF (EPRE)
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 27


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
TCW Investment Management Company LLC
865 South Figueroa Street
Los Angeles, CA 90017

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        First Trust SkyBridge Crypto Industry and Digital
           Economy ETF (CRPT)

----------------------------
       Annual Report
       For the Period
     September 20, 2021
(Commencement of Operations)
  through August 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                 ANNUAL REPORT
                                AUGUST 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or SkyBridge Capital II, LLC ("SkyBridge" or the
"Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (First Trust SkyBridge Crypto Industry and Digital Economy ETF;
hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
SkyBridge Crypto Industry and Digital Economy ETF (the "Fund"), which contains detailed information about the Fund for the period from the Fund's inception on
September 20, 2021 through August 31, 2022. Please note that information in this letter and the report prior to the Fund's inception date will not apply to the
Fund.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)

The First Trust SkyBridge Crypto Industry and Digital Economy ETF's (the "Fund")
investment objective is to provide investors with capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets
(plus any investment borrowings) in the common stocks and American Depositary
Receipts ("ADRs") of Crypto Industry Companies and Digital Economy Companies.
Under normal market conditions, the Fund will invest at least 50% of its net assets (plus any investment borrowings) in Crypto Industry Companies. The remainder of the Fund's net assets used to satisfy the 80% test set forth above will be invested in Digital Economy Companies. The Fund's selection universe includes common stocks and ADRs listed on global securities exchanges, including
U.S. dollar denominated and non-U.S. dollar denominated securities issued by
U.S. and non-U.S. companies, including companies operating in emerging market countries.

"Crypto Industry Companies" are those companies that (i) derive at least 50% of their revenue or profits directly from goods produced or sold, investments made, or services performed in the crypto industry and/or (ii) have at least 50% of their net assets accounted for by direct holdings of bitcoin, ether or another cryptocurrency. "Digital Economy Companies" are those companies that derive at least 50% of their revenue or profits directly from goods produced or sold, investments made, or services performed in the digital economy ecosystem. The
Fund will not directly invest in digital assets (including bitcoin, other cryptocurrencies or initial coin offerings), or indirectly through the use of derivatives or through investments in funds or trusts that hold digital assets.
As the Fund does not directly or indirectly invest in cryptocurrencies or other digital assets, the Fund does not expect to track the price movement of any cryptocurrencies or other digital assets.

The Fund is classified as "non-diversified" under the Investment Company Act of
1940, as amended (the "1940 Act").


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                      CUMULATIVE
                                                                                                     TOTAL RETURNS
                                                                                                  Inception (9/20/21)
                                                                                                      to 8/31/22
FUND PERFORMANCE
NAV                                                                                                     -66.46%
Market Price                                                                                            -66.46%

INDEX PERFORMANCE
S&P 500(R) Index                                                                                         -7.94%
---------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Information Technology                            47.1%
Financials                                        39.1
Communication Services                             8.2
Consumer Discretionary                             5.6
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
COUNTRY ALLOCATION(1)                          INVESTMENTS
----------------------------------------------------------
United States                                     75.2%
Cayman Islands                                    15.1
Canada                                             9.1
United Kingdom                                     0.6
                                                --------
     Total                                       100.0%
                                                ========

(1)   Portfolio securities are categorized based on their country of incorporation.

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Galaxy Digital Holdings Ltd.                      14.6%
Coinbase Global, Inc., Class A                    14.3
MicroStrategy, Inc., Class A                      14.1
Hut 8 Mining Corp.                                 4.9
Block, Inc.                                        4.8
Riot Blockchain, Inc.                              4.7
Silvergate Capital Corp., Class A                  4.6
Meta Platforms, Inc., Class A                      4.4
Tesla, Inc.                                        3.9
Alphabet, Inc., Class C                            3.8
                                                --------
     Total                                        74.1%
                                                ========


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
            SEPTEMBER 20, 2021 - AUGUST 31, 2022

            First Trust SkyBridge
             Crypto Industry and       S&P 500(R)
             Digital Economy ETF         Index
9/20/21            $10,000              $10,000
2/28/22              7,431               10,099
8/31/22              3,354                9,206


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors, L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust SkyBridge Crypto Industry and Digital Economy ETF
("CRPT" or the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

                                  SUB-ADVISOR

SkyBridge Capital II, LLC ("SkyBridge" or the "Sub-Advisor") is the sub-advisor to the Fund and is a registered investment advisor based in New York, New York.

              SKYBRIDGE CAPITAL II, LLC PORTFOLIO MANAGEMENT TEAM

ANTHONY SCARAMUCCI - FOUNDER AND MANAGING PARTNER

BRETT MESSING - PRESIDENT AND CO-CHIEF INVESTMENT OFFICER

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since September 2021.

MARKET RECAP

While markets broadly have sold off this year driven by macroeconomic headwinds, including a rising rates environment and continued inflationary pressures, the
Fund's performance has also been negatively impacted by several crypto industry-specific adverse events. These include the demise of crypto stablecoin,
Terra Luna, crypto "banking" platform Celsius and crypto hedge fund Three Arrows
Capital. The resulting contagion effect impacted all digital assets including
Bitcoin and Ethereum, the two largest digital assets by market capitalization.
Bitcoin and Ethereum are often used as collateral in the digital asset eco-system, and they were adversely impacted by deleveraging/forced liquidations. As prices of digital assets declined sharply, many of the crypto-related equities held by the Fund sold off sharply as well.

PERFORMANCE ANALYSIS

Since the Fund's launch in September 2021, we have aimed to execute on its thematic mandate to provide exposure to companies that SkyBridge views as
"Crypto Industry and Digital Economy Leaders," meaning firms that are driving cryptocurrency and crypto assets-related innovation. However, performance has been disappointing with the Fund returning -66.46% (at the market price and net asse value) from its inception on September 20, 2021 through August 31, 2022.
Over the same period, the S&P 500(R) Index has returned -7.94%. The Fund's underperformance relative to the S&P 500(R) Index is due primarily to its exposure to growth stocks generally (which have underperformed value stocks, for example) as well as its exposure to crypto industry equities (for example, crypto exchange Coinbase, Inc. and Bitcoin miner Riot Blockchain, Inc.) that have been fundamentally negatively impacted by the decline in value of digital assets, including Bitcoin and Ethereum.

MARKET AND FUND OUTLOOK

In the wake of the selloff earlier this year, SkyBridge has taken a hard look at our digital asset investment thesis. We anticipated a bear market, but the magnitude of the recent selloff was more severe than we expected given the maturation of the asset class. We believe the two critical elements of our digital asset bull case are firmly intact: First, Bitcoin is a singular digital asset on a course of adoption as the preeminent non-sovereign alternative to fiat currency. We anticipate that the price of Bitcoin will stabilize and then rise over time because its core virtues are intact - it is decentralized, scarce, portable, and secure. The next halving in May 2024 will further contribute to its scarcity and appreciation. Second, Ethereum (and Solana, etc.)
represents a generational technology transition ("Web3") as promising as the emergence of the internet. Web3 can be deployed in many markets: IT storage, video distribution, web hosting, search, etc. This new decentralized business model undercuts the profit pools associated with centralization by coordinating a community to deploy capital. The enormous flow of capital and talent into an innovative technology like this has historically generated outstanding returns for investors. The macro-driven selloff across risk assets this year has no bearing on these views, and we believe the crypto industry-specific adverse events noted earlier - even as they have understandably shaken investor confidence - have not disrupted the evolutionary course of either Bitcoin or
Ethereum. We believe the Fund will continue to successfully provide thematic exposure to investors seeking exposure to the public equity of firms that are driving cryptocurrency and crypto assets-related innovation.


FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of First Trust SkyBridge Crypto Industry and Digital Economy
ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2)
ongoing costs, including management fees, distribution and/or service (12b-1)
fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED
                                                                                       EXPENSE RATIO   EXPENSES PAID
                                                       BEGINNING         ENDING        BASED ON THE     DURING THE
                                                     ACCOUNT VALUE    ACCOUNT VALUE      SIX-MONTH       SIX-MONTH
                                                     MARCH 1, 2022   AUGUST 31, 2022      PERIOD        PERIOD (a)
--------------------------------------------------------------------------------------------------------------------
FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL
   ECONOMY ETF (CRPT)
Actual                                                 $1,000.00        $  451.40          0.85%           $3.11
Hypothetical (5% return before expenses)               $1,000.00        $1,020.92          0.85%           $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 5


FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              COMMON STOCKS -- 99.9%
              AUTOMOBILES -- 3.9%
       3,775  Tesla, Inc. (a)                           $   1,040,428
                                                        -------------
              BANKS -- 8.0%
       5,110  Signature Bank                                  890,980
      13,560  Silvergate Capital Corp.,
                 Class A (a)                                1,235,587
                                                        -------------
                                                            2,126,567
                                                        -------------
              CAPITAL MARKETS -- 31.1%
      56,794  Coinbase Global, Inc., Class A (a)            3,793,839
     709,695  Galaxy Digital Holdings Ltd.
                 (CAD) (a)                                  3,885,261
       3,938  Interactive Brokers Group, Inc.,
                 Class A                                      242,541
      36,649  Robinhood Markets, Inc.,
                 Class A (a)                                  349,998
                                                        -------------
                                                            8,271,639
                                                        -------------
              INTERACTIVE MEDIA & SERVICES
                 -- 8.2%
       9,178  Alphabet, Inc., Class C (a)                   1,001,779
       7,251  Meta Platforms, Inc., Class A (a)             1,181,405
                                                        -------------
                                                            2,183,184
                                                        -------------
              INTERNET & DIRECT MARKETING RETAIL
                 -- 1.7%
         323  MercadoLibre, Inc. (a)                          276,281
       7,224  Overstock.com, Inc. (a)                         188,547
                                                        -------------
                                                              464,828
                                                        -------------
              IT SERVICES -- 11.0%
      18,370  Block, Inc. (a)                               1,265,877
     357,665  Core Scientific, Inc. (a)                       786,863
         604  Mastercard, Inc., Class A                       195,919
       2,900  PayPal Holdings, Inc. (a)                       270,976
       6,264  Shopify, Inc., Class A (a)                      198,256
       1,115  Visa, Inc., Class A                             221,562
                                                        -------------
                                                            2,939,453
                                                        -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.7%
       2,625  Advanced Micro Devices, Inc. (a)                222,784
       1,524  NVIDIA Corp.                                    230,032
                                                        -------------
                                                              452,816
                                                        -------------

SHARES        DESCRIPTION                                   VALUE
---------------------------------------------------------------------
              SOFTWARE -- 33.8%
      34,663  Argo Blockchain PLC, ADR (a)              $     164,996
     579,448  Bitfarms Ltd. (a)                               753,282
     157,835  Cipher Mining, Inc. (a)                         317,248
      34,727  Cleanspark, Inc. (a)                            148,632
      32,274  Hive Blockchain Technologies
                 Ltd. (a)                                     164,275
     640,683  Hut 8 Mining Corp. (a)                        1,300,587
      71,351  Marathon Digital Holdings,
                 Inc. (a)                                     845,509
      16,181  MicroStrategy, Inc., Class A (a)              3,746,872
     173,844  Riot Blockchain, Inc. (a)                     1,246,462
       7,552  Unity Software, Inc. (a)                        322,621
                                                        -------------
                                                            9,010,484
                                                        -------------
              TECHNOLOGY HARDWARE, STORAGE
                 & PERIPHERALS -- 0.5%
      36,120  Canaan, Inc., ADR (a)                           126,781
                                                        -------------
              TOTAL COMMON STOCKS -- 99.9%                 26,616,180
              (Cost $52,540,630)                        -------------

              MONEY MARKET FUNDS -- 0.2%
      40,942  Morgan Stanley Institutional Liquidity
                 Funds - Treasury Portfolio -
                 Institutional Class - 2.06% (b)               40,942
              (Cost $40,942)                            -------------

              TOTAL INVESTMENTS -- 100.1%                  26,657,122
              (Cost $52,581,572)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.1)%                        (20,593)
                                                        -------------
              NET ASSETS -- 100.0%                      $  26,636,529
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

ADR - American Depositary Receipt

Currency Abbreviation:
CAD - Canadian Dollar

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Common Stocks*..................................         $   26,616,180    $   26,616,180    $           --    $           --
Money Market Funds..............................                 40,942            40,942                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments...............................         $   26,657,122    $   26,657,122    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 6                  See Notes to Financial Statements


FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2022


ASSETS:
Investments, at value..................................................      $     26,657,122
Receivables:
   Investment securities sold..........................................             2,616,077
   Dividends...........................................................                   854
                                                                             ----------------
   Total Assets........................................................            29,274,053
                                                                             ----------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................             2,614,789
   Investment advisory fees............................................                22,735
                                                                             ----------------
   Total Liabilities...................................................             2,637,524
                                                                             ----------------
NET ASSETS.............................................................      $     26,636,529
                                                                             ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $     76,995,779
Par value..............................................................                42,500
Accumulated distributable earnings (loss)..............................           (50,401,750)
                                                                             ----------------
NET ASSETS.............................................................      $     26,636,529
                                                                             ================
NET ASSET VALUE, per share.............................................      $           6.27
                                                                             ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................             4,250,002
                                                                             ================
Investments, at cost...................................................      $     52,581,572
                                                                             ================


                        See Notes to Financial Statements                 Page 7


FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2022 (a)


INVESTMENT INCOME:
Dividends..............................................................      $         28,326
                                                                             ----------------
   Total investment income.............................................                28,326
                                                                             ----------------
EXPENSES:
Investment advisory fees...............................................               282,714
                                                                             ----------------
   Total expenses......................................................               282,714
                                                                             ----------------
NET INVESTMENT INCOME (LOSS)...........................................              (254,388)
                                                                             ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................           (26,151,728)
   In-kind redemptions.................................................            (1,633,934)
   Foreign currency transactions.......................................                (1,383)
                                                                             ----------------
Net realized gain (loss)...............................................           (27,787,045)
                                                                             ----------------
Net change in unrealized appreciation (depreciation) on investments....           (25,924,450)
                                                                             ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (53,711,495)
                                                                             ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    (53,965,883)
                                                                             ================


(a)   Inception date is September 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 8                  See Notes to Financial Statements


FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
STATEMENT OF CHANGES IN NET ASSETS


                                                                                  PERIOD
                                                                                  ENDED
                                                                              8/31/2022 (a)
                                                                             ----------------
OPERATIONS:
Net investment income (loss)...........................................      $       (254,388)
Net realized gain (loss)...............................................           (27,787,045)
Net change in unrealized appreciation (depreciation)...................           (25,924,450)
                                                                             ----------------
Net increase (decrease) in net assets resulting from operations........           (53,965,883)
                                                                             ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................              (500,000)
                                                                             ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................            89,544,101
Cost of shares redeemed................................................            (8,441,689)
                                                                             ----------------
Net increase (decrease) in net assets resulting from shareholder
   transactions........................................................            81,102,412
                                                                             ----------------
Total increase (decrease) in net assets................................            26,636,529

NET ASSETS:
Beginning of period....................................................                    --
                                                                             ----------------
End of period..........................................................      $     26,636,529
                                                                             ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                    --
Shares sold............................................................             5,450,002
Shares redeemed........................................................            (1,200,000)
                                                                             ----------------
Shares outstanding, end of period......................................             4,250,002
                                                                             ================


(a)   Inception date is September 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                 Page 9


FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                     PERIOD
                                                                      ENDED
                                                                  8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  18.91
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08) (b)
Net realized and unrealized gain (loss)........................       (12.36)
                                                                    --------
Total from investment operations...............................       (12.44)
                                                                    --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................        (0.20)
Net realized gain..............................................        (0.00) (c)
                                                                    --------
Total distributions............................................        (0.20)
                                                                    --------
Net asset value, end of period.................................     $   6.27
                                                                    ========
TOTAL RETURN (d)...............................................       (66.46)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $ 26,637
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.85% (e)
Ratio of net investment income (loss) to average net assets....        (0.76)% (e)
Portfolio turnover rate (f)....................................           90%


(a)   Inception date is September 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 10                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the First Trust SkyBridge Crypto Industry and Digital Economy ETF
(the "Fund"), which trades under the ticker "CRPT" on the NYSE Arca, Inc. ("NYSE
Arca"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund seeks to provide investors with capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any investment borrowings) in the common stocks and American Depositary Receipts ("ADRs") of Crypto Industry
Companies and Digital Economy Companies. Under normal market conditions, the
Fund will invest at least 50% of its net assets (plus any investment borrowings)
in Crypto Industry Companies. The remainder of the Fund's net assets used to satisfy the 80% test set forth above will be invested in Digital Economy
Companies.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor")
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing

                                                                         Page 11


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                AUGUST 31, 2022

source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                AUGUST 31, 2022

for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates would be included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and would be shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions during the fiscal period ended August 31,
2022 was as follows:

Distributions paid from:
Ordinary income                                    $     500,000
Capital gains                                                 --
Return of capital                                             --

As of August 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income                      $    (593,091)
Accumulated capital and other gain (loss)            (14,652,625)
Net unrealized appreciation (depreciation)           (35,156,034)

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

                                                                         Page 13

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                AUGUST 31, 2022

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 remains open to federal and state audit. As of August 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, the
Fund had no capital loss carryforward for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended August 31, 2022, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

                          Qualified Late Year Losses
                     ------------------------------------
                      Ordinary Losses     Capital Losses
                     -----------------   ----------------
                     $        597,238    $     14,652,625

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended August 31, 2022, the adjustments for the Fund were as follows:

                                    Accumulated
             Accumulated           Net Realized
           Net Investment           Gain (Loss)              Paid-in
            Income (Loss)         on Investments             Capital
        ---------------------  ---------------------  ---------------------
           $          (859)       $     4,064,992        $    (4,064,133)

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                   Gross                  Gross             Net Unrealized
                                Unrealized             Unrealized            Appreciation
          Tax Cost             Appreciation          (Depreciation)         (Depreciation)
    ---------------------  ---------------------  ---------------------  ---------------------
        $  61,813,156          $     628,776          $  (35,784,810)        $  (35,156,034)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

SkyBridge Capital II, LLC ("SkyBridge" or the "Sub-Advisor") serves as the
Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory
Agreement among the Trust, on behalf of the Fund, the Advisor and SkyBridge,
First Trust will supervise SkyBridge and its management of the investment of the
Fund's assets and will pay SkyBridge for its services as the Fund's sub-advisor.
SkyBridge receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                AUGUST 31, 2022

management fee for that month. First Trust will also be responsible for the
Fund's expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $29,297,405 and $29,157,171, respectively.

For the fiscal period ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $88,491,974 and $8,305,916, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                                AUGUST 31, 2022

Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before September 16, 2023.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust SkyBridge Crypto Industry and Digital Economy ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund VIII, including the portfolio of investments, as of August 31, 2022, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 20, 2021 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September
20, 2021 (commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 17

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable period ended August 31, 2022, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

        Dividends Received Deduction             Qualified Dividend Income
        ----------------------------             -------------------------
                   3.99%                                   3.99%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)

enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

                                                                         Page 19

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of the Fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the
Fund's shares and result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)

price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SkyBridge Crypto Industry and
Digital Economy ETF (the "Fund") in certain member states in the European
Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First
Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the period from the Fund's inception on September 20, 2021 through
December 31, 2021, the amount of remuneration paid (or to be paid) by First
Trust Advisors L.P. in respect of the Fund is $15,436. This figure is comprised of $594 paid (or to be paid) in fixed compensation and $14,842 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $7,927 paid (or to be paid)
to senior management of First Trust Advisors L.P. and $7,509 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code
Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process,

                                                                         Page 21


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)

including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 23


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

      FIRST TRUST SKYBRIDGE CRYPTO INDUSTRY AND DIGITAL ECONOMY ETF (CRPT)
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 25


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

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

                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
SkyBridge Capital II, LLC
527 Madison Avenue, 4th Floor
New York, NY 10022

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund VIII

--------------------------------------------------------------------------------

        First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)

----------------------------
       Annual Report
       For the Period
      October 13, 2021
(Commencement of Operations)
  through August 31, 2022
----------------------------

                                                 Driehaus Capital Management LLC
                                       Stephens Investment Management Group, LLC


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                 ANNUAL REPORT
                                AUGUST 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Driehaus Capital Management LLC and/or Stephens
Investment Management Group, LLC (each, a "Sub-Advisor" and together,
"Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund VIII (the "Trust") described in this report (First Trust Multi-Manager Small Cap Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                AUGUST 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Multi-Manager Small Cap Opportunities ETF (the "Fund"), which contains detailed information about the Fund for the period from the Fund's inception on October
13, 2021 through August 31, 2022. Please note that information in this letter and the report prior to the Fund's inception date will not apply to the Fund.

At their most recent meeting (September 20-21, 2022), the Federal Open Market
Committee announced a 75 basis point interest rate hike, the third rate hike in as many meetings. Overall, the Federal Reserve (the "Fed") has raised its benchmark Federal Funds target rate (upper bound) from 0.25% this past March to
3.25% as of September 30, 2022, the fastest pace for rate hikes since 1994. The
Fed is hiking interest rates aggressively to combat the surge in inflation that commenced in the second quarter of 2021. Perhaps the most common measure of inflation is the Consumer Price Index ("CPI"). The CPI has averaged 3.0% per year since 1926 but stood at an eye-popping 8.3% on a trailing 12-month basis in
August 2022. Its recent high point was 9.1% in June 2022. For borrowers, these rate hikes will raise the cost of capital, making it tougher to secure loans for consumers and businesses. The goal is to raise interest rates high enough to cool some of the demand for goods and services so that inflation can begin to moderate. The Fed would eventually like to see the CPI back near the 2.0% level.
It will take some time to play out. Guidance from Fed Chairman Jerome Powell indicates that more rate hikes are coming, perhaps as much as another 100 basis points by year-end. We'll see.

One of the areas that has yet to cool off is the housing market, in my opinion.
We have seen a substantial selloff this year in the stock and bond markets, but not housing. Prices appreciated markedly across the U.S. during the coronavirus
("COVID-19") pandemic. Demand was high and inventories were uncharacteristically low. Simply put, housing affordability has become a huge challenge for many prospective buyers. The S&P CoreLogic Case-Shiller U.S. National Home Price
Index, which tracks the value of single-family homes, soared 45.2% from the end of 2019 through June 2022. Keep in mind, historically, home prices tend to rise with inflation over time. They are not supposed to increase 45% over 30 months.
The rapid increase in short-term lending rates has caused the rate on a 30-year fixed-rate mortgage to nearly double from 3.27% at the end of 2021 to 6.43% as of September 21, 2022, according to Bankrate. The sharp rise in mortgage rates is just beginning to have a slight effect on demand. Redfin reported that close to 63,000 deals on existing homes fell through in July 2022, or around 16% of homes under contract that month, according to CNBC.

Fed Chairman Powell is trying to engineer a soft landing for the economy via monetary policy. In other words, the Fed is trying to avoid a deep and lengthy recession. That is why the relative resilience of the real estate markets, both residential and commercial, is so critical at this juncture. One other plus going for the U.S. economy today is the strong labor market. As of this report, companies are still hiring. If these sources of strength eventually succumb to the economic headwinds and turn weaker, the odds of achieving a soft landing drop dramatically, in my opinion. For those investors who like to follow the news closely, in addition to monitoring the state of the economy, keep an eye on the war between Russia and Ukraine as well as the COVID-19-induced lockdowns of cities in China. Any good news on those two fronts could be a net positive for the markets moving forward. As I previously noted, it is going to take some time to remedy this situation. As always, we encourage investors to be diversified and stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)

The First Trust Multi-Manager Small Cap Opportunities ETF (the "Fund") seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes)
in equity securities issued by small capitalization companies. The Fund considers small capitalization companies to be those companies with market capitalizations, at the time of investment, within the market capitalization range of the companies comprising the Russell 2000(R) Growth Index (as of the index's most recent reconstitution). The Fund's portfolio is principally composed of common stocks issued by companies domiciled in the United States and common stocks issued by non-U.S. companies that are principally traded in the
United States. The Fund utilizes a multi-manager approach to provide exposure to the small capitalization growth segment of the equity market through the blending of multiple portfolio management teams. The Fund lists and principally trades its shares on the NYSE Arca, Inc. under the ticker symbol "MMSC."


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                                      CUMULATIVE
                                                                                                    TOTAL RETURNS
                                                                                                 Inception (10/13/21)
                                                                                                      to 8/31/22
FUND PERFORMANCE
NAV                                                                                                    -24.86%
Market Price                                                                                           -24.81%

INDEX PERFORMANCE
Russell 2000(R) Growth Index                                                                           -23.12%
---------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC) (CONTINUED)

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
SECTOR CLASSIFICATION                          INVESTMENTS
----------------------------------------------------------
Health Care                                       24.3%
Information Technology                            22.7
Industrials                                       17.5
Consumer Discretionary                            10.2
Consumer Staples                                   8.0
Financials                                         6.6
Energy                                             5.6
Materials                                          3.4
Communication Services                             0.9
Utilities                                          0.4
Real Estate                                        0.4
                                                --------
     Total                                       100.0%
                                                ========

----------------------------------------------------------
                                               % OF TOTAL
                                                LONG-TERM
TOP TEN HOLDINGS                               INVESTMENTS
----------------------------------------------------------
MGP Ingredients, Inc.                              1.8%
Celsius Holdings, Inc.                             1.7
Chart Industries, Inc.                             1.6
Halozyme Therapeutics, Inc.                        1.4
CyberArk Software Ltd.                             1.4
Wingstop, Inc.                                     1.2
Manhattan Associates, Inc.                         1.2
Kinsale Capital Group, Inc.                        1.1
Acadia Healthcare Co., Inc.                        1.1
Cytokinetics, Inc.                                 1.1
                                                --------
     Total                                        13.6%
                                                ========


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   OCTOBER 13, 2021 - AUGUST 31, 2022

             First Trust Multi-Manager       Russell 2000(R)
            Small Cap Opportunities ETF       Growth Index
10/13/21              $10,000                    $10,000
2/28/22                 8,653                      8,604
8/31/22                 7,514                      7,688


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor) is the investment advisor to the First Trust Multi-Manager Small Cap Opportunities ETF ("MMSC" or
the "Fund"). The following serve as investment sub-advisors (each, a
"Sub-Advisor") to the Fund: Driehaus Capital Management LLC ("DCM") and Stephens
Investment Management Group, LLC ("SIMG"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, selecting and overseeing the investment sub-advisors, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

THE ADVISOR'S INVESTMENT COMMITTEE, WHICH MANAGES THE FUND'S INVESTMENTS,
CONSISTS OF:
o     Daniel J. Lindquist, Managing Director of First Trust
o     Jon C. Erickson, Senior Vice President of First Trust
o     David G. McGarel, Chief Investment Officer, Chief Operating Officer and
      Managing Director of First Trust
o     Roger F. Testin, Senior Vice President of First Trust
o     Stan Ueland, Senior Vice President of First Trust
o     Chris A. Peterson, CFA, Senior Vice President of First Trust
o     Erik Russo, Vice President of First Trust

                         SUB-ADVISOR PORTFOLIO MANAGERS

DRIEHAUS CAPITAL MANAGEMENT LLC
o     Jeffrey James, Lead Portfolio Manager
o     Michael Buck, Portfolio Manager
o     Prakash Vijayan, CFA, Assistant Portfolio Manager

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC
o     Ryan E. Crane, Chief Investment Officer
o     Kelly Ranucci, Senior Portfolio Manager
o     John Keller, Portfolio Manager
o     John M. Thornton, Senior Portfolio Manager
o     Samuel M. Chase III, Senior Portfolio Manager

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund, while each of the Sub-Advisor portfolio managers provides non-discretionary investment advice to the Investment
Committee. Each portfolio manager has served as a part of the portfolio management team of the Fund since October 2021.

                                   COMMENTARY

MARKET OVERVIEW

The past twelve-month period ended August 31, 2022, has been a difficult period for U.S. equities. While the fourth quarter of 2021 exhibited heightened levels of volatility and a continued rotation from growth to value-oriented companies, initially beginning in February 2021, the majority of the market drawdown occurred during the first half of 2022. This six-month period was among the most extreme in terms of total percentage declines for small cap stocks, recording the worst percentage decline ever for a first half of a year for the Russell
2000(R) Index and the Russell 2000(R) Growth Index. It was also the worst first half of a year for the S&P 500(R) Index since 1970. While the market declines were severe across all market cap ranges and nearly every industry, the smallest market caps and growth declined more than larger caps and value. Following these declines, in July and August 2022 markets rebounded sharply from the lows and recovered a portion of losses incurred earlier in the year.

Amid growing bearish sentiment and fear of a Federal Reserve (the "Fed") induced economic slowdown, equity multiples were under severe pressure. Inflation thus far has proven more persistent and stubborn than hoped. This has further pressured equities through the period as market participants concluded the Fed would have to further raise interest rates and tighten financial conditions more aggressively. This monetary stance by the Fed increases the risk of U.S.
recession, in our opinion.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                 ANNUAL REPORT
                          AUGUST 31, 2022 (UNAUDITED)

While inflation is the number one focus for the Fed, positively, there are multiple signs the underlying drivers of inflation in the U.S could be starting to peak/marginally ease; M2 (the widely used measure of the money supply) growth has slowed, average hourly wages also appear to have peaked as labor participation rates are improving, supply chains are improving (though issues remain), inventories in many industries are returning to more normal or in some cases are at elevated levels, most commodity prices have fallen and some sharply, core Consumer Price Index ("CPI") (ex-food and energy) and Personal
Consumption Expenditures have eased from recent highs, and market-based measures of inflation expectations have eased meaningfully.

While these are very encouraging secondary signs, market participants and the
Fed want to see total CPI peak and improve materially to conclude inflation is convincingly on track for a decline to lower levels. CPI data released over the past several months has continued to show inflation at increased levels, albeit elevating at a slower pace.

PERFORMANCE REVIEW

Over the period since the Fund's inception on October 13, 2021 through August
31, 2022, the Fund returned -24.86% on a net asset value basis and -24.81% on a market price basis. The Russell 2000(R) Growth Index (the "Benchmark") returned
-23.12% for the same period. The Fund underperformed the Benchmark over the period.

On a relative basis, selection in the Industrials sector was the largest driver of underperformance as those stocks held in the Fund had worse returns than the
Benchmark. Kornit Digital Ltd., an off-Benchmark holding, contributed the largest degree of underperformance, as it was down 79.30% for the period, and represented approximately 1% of the Fund. Selection within the Consumer
Discretionary sector was also detrimental to the Fund's performance with companies from that sector held in the Fund returning worse than the Benchmark.
Offsetting some of the losses on a relative basis were stock picks in the
Healthcare sector, specifically within the Pharmaceuticals and Biotechnology &
Life Sciences industries, where the Fund's stocks held in relatively better than the Benchmark. The top two contributors, Cytokinetics, Inc. (+42.2%) and Xenon
Pharmaceuticals, Inc. (+30.6%), had strong positive returns in a down quarter.

MARKET OUTLOOK & FUND POSITIONING

The market's conditions remain challenging. Macro conditions have continued to dominate over bottom-up and industry trends. The market fears inflation will continue to drive the Fed to further tighten financial conditions and to raise interest rates which will put further pressure on the economy and on earnings.

Positively, valuations have declined for small cap stocks. Looking at history, the current declines in price and in multiple are similar to past recessions.
While the odds of a recession have increased materially, economic conditions remain mixed. Some economic variables are recessionary while several others are not, yet. A second key positive is that multiple inflation indicators in the US appear to be showing signs of easing.

However, it is not clear how quickly the rate of inflation will come down, if at all, over the rest of the second half and fourth quarter. Several scenarios could play out in terms of the trajectory of inflation. Also, it is not clear how much the economy and earnings will slow.

A bullish scenario that could unfold is inflation eases leading into the fourth quarter, the Fed's rhetoric in time adjusts to the improving inflation outlook and the economy and earnings continue to deteriorate, but only modestly so. In this scenario, we believe equity multiples are likely to stabilize in the coming months with severe economic and earnings declines already discounted.

A bearish scenario would be inflation remains stubbornly high versus expectations, the Fed is forced to remain very hawkish and economic growth and earnings deteriorate.

Suffice it to say, we expect continued volatility, in our opinion. In the short run, this is never pleasant. However, as long-term investors, we are excited. We believe this market could soon present investment opportunities, the likes of which we haven't seen in a decade.

                                                                          Page 5


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
UNDERSTANDING YOUR FUND EXPENSES
AUGUST 31, 2022 (UNAUDITED)

As a shareholder of First Trust Multi-Manager Small Cap Opportunities ETF (the
"Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING           ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   MARCH 1, 2022     AUGUST 31, 2022         PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
Actual                                               $1,000.00          $  868.30             0.95%             $4.47
Hypothetical (5% return before expenses)             $1,000.00          $1,020.42             0.95%             $4.84


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (March 1,
      2022 through August 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)

PORTFOLIO OF INVESTMENTS
AUGUST 31, 2022

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS -- 97.9%
               AEROSPACE & DEFENSE -- 3.4%
          159  AAR Corp. (a)                            $       6,818
          133  AeroVironment, Inc. (a)                         11,790
          115  Axon Enterprise, Inc. (a)                       13,418
           71  HEICO Corp., Class A                             8,703
          441  Kratos Defense & Security
                  Solutions, Inc. (a)                           5,530
          365  RADA Electronic Industries
                  Ltd. (a)                                      3,661
           76  Spirit AeroSystems Holdings,
                  Inc., Class A                                 2,288
                                                        -------------
                                                               52,208
                                                        -------------
               AIR FREIGHT & LOGISTICS -- 0.4%
           82  Hub Group, Inc., Class A (a)                     6,544
                                                        -------------
               AUTO COMPONENTS -- 1.1%
           30  Fox Factory Holding Corp. (a)                    2,796
           52  Gentherm, Inc. (a)                               3,115
           88  Visteon Corp. (a)                               10,545
                                                        -------------
                                                               16,456
                                                        -------------
               BANKS -- 0.7%
           93  Silvergate Capital Corp.,
                  Class A (a)                                   8,474
           44  Triumph Bancorp, Inc. (a)                        2,724
                                                        -------------
                                                               11,198
                                                        -------------
               BEVERAGES -- 4.0%
          242  Celsius Holdings, Inc. (a)                      25,045
          460  Duckhorn Portfolio (The), Inc. (a)               8,390
          250  MGP Ingredients, Inc.                           27,365
                                                        -------------
                                                               60,800
                                                        -------------
               BIOTECHNOLOGY -- 7.2%
          166  Apellis Pharmaceuticals, Inc. (a)               10,045
          337  Crinetics Pharmaceuticals, Inc. (a)              6,363
          313  Cytokinetics, Inc. (a)                          16,576
          530  Exelixis, Inc. (a)                               9,402
           67  Galapagos N.V., ADR (a)                          3,354
          526  Halozyme Therapeutics, Inc. (a)                 21,424
           18  Karuna Therapeutics, Inc. (a)                    4,591
           81  Ligand Pharmaceuticals, Inc. (a)                 7,484
          133  Merus N.V. (a)                                   3,149
          217  Nuvalent, Inc., Class A (a)                      3,663
          332  Relay Therapeutics, Inc. (a)                     7,626
          391  Xenon Pharmaceuticals, Inc. (a)                 15,175
                                                        -------------
                                                              108,852
                                                        -------------
               BUILDING PRODUCTS -- 0.7%
          207  AZEK (The) Co., Inc. (a)                         3,778
          136  Trex Co., Inc. (a)                               6,363
                                                        -------------
                                                               10,141
                                                        -------------
               CAPITAL MARKETS -- 0.8%
           16  MarketAxess Holdings, Inc.                       3,977
           71  Piper Sandler Cos.                               8,135
                                                        -------------
                                                               12,112
                                                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               CHEMICALS -- 1.9%
          183  Aspen Aerogels, Inc. (a)                 $       2,381
           64  Balchem Corp.                                    8,436
          101  Cabot Corp.                                      7,269
          321  Livent Corp. (a)                                10,330
                                                        -------------
                                                               28,416
                                                        -------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.8%
           46  Casella Waste Systems, Inc.,
                  Class A (a)                                   3,769
           71  Driven Brands Holdings, Inc. (a)                 2,231
          200  Montrose Environmental Group,
                  Inc. (a)                                      8,042
          100  Ritchie Bros Auctioneers, Inc.                   6,934
           48  Tetra Tech, Inc.                                 6,519
                                                        -------------
                                                               27,495
                                                        -------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.8%
          201  Calix, Inc. (a)                                 11,829
                                                        -------------
               CONSTRUCTION & ENGINEERING
                  -- 2.7%
          144  Ameresco, Inc., Class A (a)                      9,914
           50  Comfort Systems USA, Inc.                        5,017
           64  Dycom Industries, Inc. (a)                       7,176
          157  Fluor Corp. (a)                                  4,151
          365  WillScot Mobile Mini Holdings
                  Corp. (a)                                    14,651
                                                        -------------
                                                               40,909
                                                        -------------
               CONSUMER FINANCE -- 2.5%
           96  Encore Capital Group, Inc. (a)                   5,249
        1,019  EZCORP, Inc., Class A (a)                        8,916
          166  FirstCash Holdings, Inc.                        12,942
          272  PRA Group, Inc. (a)                             10,048
                                                        -------------
                                                               37,155
                                                        -------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.2%
           79  Bright Horizons Family Solutions,
                  Inc. (a)                                      5,388
           72  Duolingo, Inc. (a)                               6,769
          242  European Wax Center, Inc.,
                  Class A                                       5,235
                                                        -------------
                                                               17,392
                                                        -------------
               ELECTRICAL EQUIPMENT -- 0.4%
          240  Shoals Technologies Group, Inc.,
                  Class A (a)                                   6,329
                                                        -------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS -- 1.1%
          108  Cognex Corp.                                     4,548
          177  National Instruments Corp.                       7,037
          393  nLight, Inc. (a)                                 4,909
                                                        -------------
                                                               16,494
                                                        -------------

                        See Notes to Financial Statements                 Page 7


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ENERGY EQUIPMENT & SERVICES
                  -- 1.0%
          191  Cactus, Inc., Class A                    $       7,631
          232  Patterson-UTI Energy, Inc.                       3,457
          212  ProFrac Holding Corp.,
                  Class A (a)                                   4,174
                                                        -------------
                                                               15,262
                                                        -------------
               ENTERTAINMENT -- 0.3%
           58  World Wrestling Entertainment,
                  Inc., Class A                                 3,945
                                                        -------------
               EQUITY REAL ESTATE INVESTMENT
                 TRUSTS -- 0.3%
           63  Ryman Hospitality Properties,
                  Inc. (a)                                      5,180
                                                        -------------
               FOOD & STAPLES RETAILING -- 1.7%
          333  Chefs' Warehouse (The), Inc. (a)                11,102
          210  Grocery Outlet Holding Corp. (a)                 8,425
          112  Performance Food Group Co. (a)                   5,598
                                                        -------------
                                                               25,125
                                                        -------------
               FOOD PRODUCTS -- 1.1%
          249  Hostess Brands, Inc. (a)                         5,772
          694  Mission Produce, Inc. (a)                       11,173
                                                        -------------
                                                               16,945
                                                        -------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 8.0%
           76  AtriCure, Inc. (a)                               3,467
          117  Axonics, Inc. (a)                                8,453
          180  BioLife Solutions, Inc. (a)                      4,250
           92  Inari Medical, Inc. (a)                          6,380
           57  Inspire Medical Systems, Inc. (a)               10,915
           21  Insulet Corp. (a)                                5,365
           48  iRhythm Technologies, Inc. (a)                   7,078
          185  Lantheus Holdings, Inc. (a)                     14,578
          218  Neogen Corp. (a)                                 4,556
          126  NuVasive, Inc. (a)                               5,356
          116  Omnicell, Inc. (a)                              11,866
          131  PROCEPT BioRobotics Corp. (a)                    5,303
           52  Shockwave Medical, Inc. (a)                     15,437
           73  STAAR Surgical Co. (a)                           6,905
          144  Tandem Diabetes Care, Inc. (a)                   6,586
           86  TransMedics Group, Inc. (a)                      4,475
                                                        -------------
                                                              120,970
                                                        -------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 2.4%
          204  Acadia Healthcare Co., Inc. (a)                 16,714
           59  AMN Healthcare Services,
                  Inc. (a)                                      6,056
          194  HealthEquity, Inc. (a)                          12,819
                                                        -------------
                                                               35,589
                                                        -------------
               HEALTH CARE TECHNOLOGY -- 1.0%
          317  Allscripts Healthcare Solutions,
                  Inc. (a)                                      5,389

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               HEALTH CARE TECHNOLOGY
                  (CONTINUED)
          223  HealthStream, Inc. (a)                   $       4,935
          166  Schrodinger, Inc. (a)                            4,555
                                                        -------------
                                                               14,879
                                                        -------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 3.3%
           70  Dave & Buster's Entertainment,
                  Inc. (a)                                      2,894
          301  Everi Holdings, Inc. (a)                         5,568
          141  Papa John's International, Inc.                 11,397
          921  Playa Hotels & Resorts N.V. (a)                  6,042
          157  Wingstop, Inc.                                  17,876
          330  Xponential Fitness, Inc.,
                  Class A (a)                                   6,049
                                                        -------------
                                                               49,826
                                                        -------------
               HOUSEHOLD DURABLES -- 0.3%
           84  Skyline Champion Corp. (a)                       4,760
                                                        -------------
               INDEPENDENT POWER AND RENEWABLE
                  ELECTRICITY PRODUCERS -- 0.4%
          213  Sunnova Energy International,
                  Inc. (a)                                      5,372
                                                        -------------
               INSURANCE -- 2.5%
           67  Kinsale Capital Group, Inc.                     16,990
          161  Palomar Holdings, Inc. (a)                      12,766
          196  Ryan Specialty Holdings, Inc. (a)                8,302
                                                        -------------
                                                               38,058
                                                        -------------
               INTERNET & DIRECT MARKETING RETAIL
                  -- 1.2%
          937  aka Brands Holding Corp. (a)                     1,949
          360  Farfetch Ltd., Class A (a)                       3,611
          247  Revolve Group, Inc. (a)                          5,802
          150  Xometry, Inc., Class A (a)                       7,351
                                                        -------------
                                                               18,713
                                                        -------------
               IT SERVICES -- 3.3%
           61  DigitalOcean Holdings, Inc. (a)                  2,568
           63  Endava PLC, ADR (a)                              6,363
           23  ExlService Holdings, Inc. (a)                    3,857
          315  Flywire Corp. (a)                                7,831
           60  Globant S.A. (a)                                12,646
          115  Maximus, Inc.                                    6,968
          137  Toast, Inc., Class A (a)                         2,593
           50  WEX, Inc. (a)                                    7,713
                                                        -------------
                                                               50,539
                                                        -------------
               LEISURE PRODUCTS -- 0.4%
          268  Callaway Golf Co. (a)                            5,931
                                                        -------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 3.4%
          164  Alpha Teknova, Inc. (a)                            740
          139  Azenta, Inc.                                     7,327
           26  Bio-Techne Corp.                                 8,627
           49  ICON PLC (a)                                    10,282
           37  Medpace Holdings, Inc. (a)                       5,461

Page 8                  See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               LIFE SCIENCES TOOLS & SERVICES
                  (CONTINUED)
           71  Repligen Corp. (a)                       $      15,575
           59  Syneos Health, Inc. (a)                          3,546
                                                        -------------
                                                               51,558
                                                        -------------
               MACHINERY -- 3.8%
          122  Chart Industries, Inc. (a)                      23,651
          127  Evoqua Water Technologies
                  Corp. (a)                                     4,455
          150  Kornit Digital Ltd. (a)                          4,662
           48  Lindsay Corp.                                    7,697
           56  RBC Bearings, Inc. (a)                          13,478
          165  Shyft Group (The), Inc.                          3,952
                                                        -------------
                                                               57,895
                                                        -------------
               MARINE -- 0.2%
           50  Kirby Corp. (a)                                  3,353
                                                        -------------
               MEDIA -- 0.6%
           51  Nexstar Media Group, Inc.                        9,757
                                                        -------------
               METALS & MINING -- 1.5%
          369  ATI, Inc. (a)                                   11,044
          335  MP Materials Corp. (a)                          11,722
                                                        -------------
                                                               22,766
                                                        -------------
               MULTILINE RETAIL -- 0.5%
          138  Ollie's Bargain Outlet Holdings,
                  Inc. (a)                                      7,633
                                                        -------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 4.4%
          445  Cameco Corp.                                    12,972
          127  Excelerate Energy, Inc., Class A                 3,261
          287  Golar LNG Ltd. (a)                               7,827
          385  Magnolia Oil & Gas Corp.,
                  Class A                                       9,190
          198  Matador Resources Co.                           11,801
          954  Southwestern Energy Co. (a)                      7,145
          499  Viper Energy Partners, L.P.                     15,229
                                                        -------------
                                                               67,425
                                                        -------------
               PERSONAL PRODUCTS -- 1.1%
          346  Beauty Health (The) Co. (a)                      4,014
          350  BellRing Brands, Inc. (a)                        8,291
          111  elf Beauty, Inc. (a)                             4,232
                                                        -------------
                                                               16,537
                                                        -------------
               PHARMACEUTICALS -- 1.9%
          227  DICE Therapeutics, Inc. (a)                      3,564
           46  Intra-Cellular Therapies, Inc. (a)               2,312
          253  Pacira BioSciences, Inc. (a)                    13,278
          280  Supernus Pharmaceuticals, Inc. (a)               9,584
                                                        -------------
                                                               28,738
                                                        -------------
               PROFESSIONAL SERVICES -- 2.3%
           37  Exponent, Inc.                                   3,473
           72  FTI Consulting, Inc. (a)                        11,563
           77  ICF International, Inc.                          7,820

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               PROFESSIONAL SERVICES (CONTINUED)
          259  KBR, Inc.                                $      12,510
                                                        -------------
                                                               35,366
                                                        -------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 4.4%
          167  Ambarella, Inc. (a)                             11,336
           95  Axcelis Technologies, Inc. (a)                   6,359
          109  Impinj, Inc. (a)                                 9,732
           67  Lattice Semiconductor Corp. (a)                  3,611
          109  MaxLinear, Inc. (a)                              3,916
           97  Onto Innovation, Inc. (a)                        6,886
           88  Power Integrations, Inc.                         6,295
          139  Semtech Corp. (a)                                6,420
           59  Silicon Laboratories, Inc. (a)                   7,395
           39  Synaptics, Inc. (a)                              4,509
                                                        -------------
                                                               66,459
                                                        -------------
               SOFTWARE -- 12.6%
           17  Aspen Technology, Inc. (a)                       3,627
          201  Box, Inc., Class A (a)                           5,176
          158  Braze, Inc., Class A (a)                         6,506
          226  Clear Secure, Inc., Class A (a)                  5,184
          147  CyberArk Software Ltd. (a)                      21,209
           80  Descartes Systems Group (The),
                  Inc. (a)                                      5,632
           81  Docebo, Inc. (a)                                 2,434
          265  EngageSmart, Inc. (a)                            5,292
          186  Envestnet, Inc. (a)                              9,741
          139  Five9, Inc. (a)                                 13,637
          132  Gitlab, Inc., Class A (a)                        7,903
           30  Guidewire Software, Inc. (a)                     2,151
          125  Manhattan Associates, Inc. (a)                  17,658
          148  nCino, Inc. (a)                                  4,668
           55  Paylocity Holding Corp. (a)                     13,255
          360  Ping Identity Holding Corp. (a)                 10,130
          249  PROS Holdings, Inc. (a)                          5,192
          143  Q2 Holdings, Inc. (a)                            5,680
           71  Qualys, Inc. (a)                                10,785
          107  Rapid7, Inc. (a)                                 6,153
           47  Sprout Social, Inc., Class A (a)                 2,822
          119  SPS Commerce, Inc. (a)                          14,532
           78  Tenable Holdings, Inc. (a)                       3,090
            8  Tyler Technologies, Inc. (a)                     2,972
          221  Varonis Systems, Inc. (a)                        6,044
                                                        -------------
                                                              191,473
                                                        -------------
               SPECIALTY RETAIL -- 1.9%
           31  Boot Barn Holdings, Inc. (a)                     2,065
           83  Floor & Decor Holdings, Inc.,
                  Class A (a)                                   6,753
          531  Leslie's, Inc. (a)                               7,529
           33  Murphy USA, Inc.                                 9,576
          357  Sportsman's Warehouse Holdings,
                  Inc. (a)                                      2,842
                                                        -------------
                                                               28,765
                                                        -------------

                        See Notes to Financial Statements                 Page 9


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)

PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2022

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 0.1%
           26  Crocs, Inc. (a)                          $       1,916
                                                        -------------
               TRADING COMPANIES & DISTRIBUTORS
                  -- 1.3%
           47  Applied Industrial Technologies,
                  Inc.                                          4,983
          254  Core & Main, Inc., Class A (a)                   5,987
           70  SiteOne Landscape Supply,
                  Inc. (a)                                      8,761
                                                        -------------
                                                               19,731
                                                        -------------
               TOTAL COMMON STOCKS
                  -- 97.9%                                  1,484,796
               (Cost $1,663,591)                        -------------

SHARES         DESCRIPTION                                  VALUE
---------------------------------------------------------------------
               MONEY MARKET FUNDS -- 2.2%
       33,119  Morgan Stanley Institutional Liquidity
                  Funds - Treasury Portfolio -
                  Institutional Class - 2.06% (b)       $      33,119
               (Cost $33,119)                           -------------

               TOTAL INVESTMENTS -- 100.1%                  1,517,915
               (Cost $1,696,710)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%                          (904)
                                                        -------------
               NET ASSETS -- 100.0%                     $   1,517,011
                                                        =============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of August 31, 2022.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                LEVEL 2           LEVEL 3
                                                             TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                            VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                           8/31/2022           PRICES            INPUTS            INPUTS
                                                         --------------    --------------    --------------    --------------
Common Stocks*..................................         $    1,484,796    $    1,484,796    $           --    $           --
Money Market Funds..............................                 33,119            33,119                --                --
                                                         --------------    --------------    --------------    --------------
Total Investments...............................         $    1,517,915    $    1,517,915    $           --    $           --
                                                         ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 10                 See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2022


ASSETS:
Investments, at value..................................................      $     1,517,915
Dividends receivable...................................................                  376
                                                                             ---------------
   Total Assets........................................................            1,518,291
                                                                             ---------------
LIABILITIES:
Investment advisory fees payable.......................................                1,280
                                                                             ---------------
   Total Liabilities...................................................                1,280
                                                                             ---------------
NET ASSETS.............................................................      $     1,517,011
                                                                             ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $     2,014,170
Par value..............................................................                1,000
Accumulated distributable earnings (loss)..............................             (498,159)
                                                                             ---------------
NET ASSETS.............................................................      $     1,517,011
                                                                             ===============
NET ASSET VALUE, per share.............................................      $         15.17
                                                                             ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................              100,002
                                                                             ===============
Investments, at cost...................................................      $     1,696,710
                                                                             ===============


                        See Notes to Financial Statements                Page 11


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 2022 (a)


INVESTMENT INCOME:
Dividends..............................................................      $         6,132
Foreign withholding tax................................................                  (62)
                                                                             ---------------
   Total investment income.............................................                6,070
                                                                             ---------------
EXPENSES:
Investment advisory fees...............................................               14,517
                                                                             ---------------
   Total expenses......................................................               14,517
                                                                             ---------------
NET INVESTMENT INCOME (LOSS)...........................................               (8,447)
                                                                             ===============
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................             (314,364)
   Foreign currency transactions.......................................                   (7)
                                                                             ---------------
Net realized gain (loss)...............................................             (314,371)
                                                                             ---------------
Net change in unrealized appreciation (depreciation) on investments....             (178,795)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             (493,166)
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $      (501,613)
                                                                             ===============


(a)   Inception date is October 13, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 12                 See Notes to Financial Statements


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                PERIOD
                                                                                                 ENDED
                                                                                             8/31/2022 (a)
                                                                                            ---------------
OPERATIONS:
Net investment income (loss).........................................................       $        (8,447)
Net realized gain (loss).............................................................              (314,371)
Net change in unrealized appreciation (depreciation).................................              (178,795)
                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations......................              (501,613)
                                                                                            ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold............................................................             2,018,624
Cost of shares redeemed..............................................................                    --
                                                                                            ---------------
Net increase (decrease) in net assets resulting from shareholder transactions........             2,018,624
                                                                                            ---------------
Total increase (decrease) in net assets..............................................             1,517,011

NET ASSETS:
Beginning of period..................................................................                    --
                                                                                            ---------------
End of period........................................................................       $     1,517,011
                                                                                            ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..............................................                    --
Shares sold..........................................................................               100,002
Shares redeemed......................................................................                    --
                                                                                            ---------------
Shares outstanding, end of period....................................................               100,002
                                                                                            ===============


(a) Inception date is October 13, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 13


FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                     PERIOD
                                                                     ENDED
                                                                 8/31/2022 (a)
                                                                 --------------
Net asset value, beginning of period...........................     $  20.19
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        (0.08)
Net realized and unrealized gain (loss)........................        (4.94)
                                                                    --------
Total from investment operations...............................        (5.02)
                                                                    --------
Net asset value, end of period.................................     $  15.17
                                                                    ========
TOTAL RETURN (b)...............................................       (24.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  1,517
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................         0.95% (c)
Ratio of net investment income (loss) to average net assets....        (0.55)% (c)
Portfolio turnover rate (d)....................................           74%


(a)   Inception date is October 13, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 14                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                AUGUST 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VIII (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on February 22,
2016, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fifty-six funds that are offering shares. This report covers the First Trust Multi-Manager Small Cap Opportunities ETF (the
"Fund"), which trades under the ticker "MMSC" on the NYSE Arca, Inc. ("NYSE
Arca"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities issued by small capitalization companies. The Fund considers small capitalization companies to be those companies with market capitalizations, at the time of investment, within the market capitalization range of the companies comprising the Russell 2000(R) Growth Index (as of the index's most recent reconstitution). The Fund's portfolio is principally composed of common stocks issued by companies domiciled in the United States and common stocks issued by non-U.S. companies that are principally traded in the
United States. The Fund utilizes a multi-manager approach to provide exposure to the small capitalization growth segment of the equity market through the blending of multiple portfolio management teams. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                AUGUST 31, 2022

materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 is September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates would be shown in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                AUGUST 31, 2022

investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statement of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The Fund did not pay a distribution during its fiscal period ended August 31,
2022.

As of August 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................  $     (4,995)
Accumulated capital and other gain (loss).....      (296,685)
Net unrealized appreciation (depreciation)....      (196,479)

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 remains open to federal and state audit. As of August 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2022, for federal income tax purposes, the Fund had $296,685 capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund's shareholders.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended August 31, 2022, the Fund incurred and elected to defer net late year ordinary or capital losses as follows:

                      Qualified Late Year Losses
               -----------------------------------------
                Ordinary Losses           Capital Losses
               ----------------           --------------
               $          4,995           $           --

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the

                                                                         Page 17

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                AUGUST 31, 2022

difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended August 31, 2022, the adjustments for the Fund were as follows:

                                 Accumulated
                 Accumulated     Net Realized
                Net Investment   Gain (Loss)       Paid-in
                Income (Loss)   on Investments     Capital
                --------------  --------------  --------------
                $        3,452  $            2  $       (3,454)

As of August 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

                             Gross           Gross       Net Unrealized
                           Unrealized      Unrealized     Appreciation
            Tax Cost      Appreciation   (Depreciation)  (Depreciation)
         --------------  --------------  --------------  --------------
         $    1,714,394  $      106,194  $     (302,673) $     (196,479)

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First
Trust manages the Fund's portfolio based on recommendations provided by the
Sub-Advisors (defined below) and is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by the Fund. The Fund has agreed to pay
First Trust an annual management fee equal to 0.95% of its average daily net assets.

The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Driehaus Capital Management LLC ("DCM") and
Stephens Investment Management Group, LLC ("SIMG") (each, a "Sub-Advisor" and together, "Sub-Advisors"), to serve as non-discretionary investment sub-advisors to the Fund pursuant to sub-advisory agreements (the "Sub-Advisory Agreements").
In this capacity, DCM and SIMG are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund's portfolio they have been allocated by
First Trust. Pursuant to the Sub-Advisory Agreements, First Trust has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal in the aggregate to an annual rate of 0.35% of the average daily net assets of the Fund (i.e., for each sub-advisor, 0.35% of the average daily net assets of the portion of the Fund's assets allocated to that sub-advisor). Each Sub-Advisor's fees are paid by First Trust out of First
Trust's management fee.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                AUGUST 31, 2022

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended August 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $1,267,877 and $1,263,933, respectively.

For the fiscal period ended August 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $1,974,210 and $0, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before October 8, 2023.

                                                                         Page 19

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                                AUGUST 31, 2022

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND VIII:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Multi-Manager Small Cap Opportunities ETF (the "Fund"), a series of the
First Trust Exchange-Traded Fund VIII, including the portfolio of investments, as of August 31, 2022, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October
13, 2021 (commencement of operations) through August 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of
August 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 13, 2021
(commencement of operations) through August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
October 25, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 21

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                          AUGUST 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by the Fund during the Fund's fiscal period ended August 31, 2022; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                          AUGUST 31, 2022 (UNAUDITED)

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

                                                                         Page 23

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                          AUGUST 31, 2022 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund and each other fund in the First Trust Fund
Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First
Trust Funds has appointed First Trust Advisors L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First
Trust Liquidity Committee (the "Liquidity Committee").


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                          AUGUST 31, 2022 (UNAUDITED)

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity
Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the April 18, 2022 meeting of the Board of Trustees, as required by Rule
22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee's annual meeting held on March 17, 2022 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.

As stated in the written report, during the review period, no fund breached the
15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                                                                         Page 25


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                          AUGUST 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                                TERM OF OFFICE                                          THE FIRST TRUST         DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                           FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS              TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Edward-Elmhurst Medical         220         None
(1951)                                             Group; Physician and Officer,
                               o Since Inception   Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee      o Indefinite Term   Retired; President, ADM Investors          220         Director, National Futures
(1957)                                             Services, Inc. (Futures Commission                     Association and ADMIS
                               o Since Inception   Merchant) (2010 to July 2022)                          Singapore Ltd.; Formerly,
                                                                                                          Director of ADM Investor
                                                                                                          Services, Inc., ADM
                                                                                                          Investor Services
                                                                                                          International, ADMISHong
                                                                                                          Kong Ltd., and
                                                                                                          Futures Industry
                                                                                                          Association

Denise M. Keefe, Trustee       o Indefinite Term   Executive Vice President, Advocate         220         Director and Board Chair
(1964)                                             Aurora Health and President,                           of Advocate Home Health
                               o Since 2021        Advocate Aurora Continuing Health                      Services, Advocate Home
                                                   Division (Integrated Healthcare                        Care Products and
                                                   System)                                                Advocate Hospice;
                                                                                                          Director and Board Chair
                                                                                                          of Aurora At Home (since
                                                                                                          2018); Director of
                                                                                                          Advocate Physician
                                                                                                          Partners Accountable Care
                                                                                                          Organization; Director and
                                                                                                          Board Chair of RML Long
                                                                                                          Term Acute Care
                                                                                                          Hospitals; and Director of
                                                                                                          Senior Helpers (since
                                                                                                          2021)

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises                220         Formerly, Director of
(1956)                                             (Financial and Management                              Trust Company of Illinois
                               o Since Inception   Consulting)

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (2018 to Present),          220         None
(1954)                                             Managing Director and Chief
                               o Since Inception   Operating Officer (2015 to 2018),
                                                   Pelita Harapan Educational
                                                   Foundation (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First             220         None
Chairman of the Board                              Trust Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P., Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company) and
                                                   Stonebridge Advisors LLC
                                                   (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                          AUGUST 31, 2022 (UNAUDITED)


                             POSITION AND           TERM OF OFFICE
     NAME AND                  OFFICES               AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term   Managing Director and Chief Financial Officer, First
(1966)                Executive Officer                                Trust Advisors L.P. and First  Trust Portfolios L.P.;
                                                   o Since Inception   Chief Financial Officer, BondWave LLC (Software
                                                                       Development Company) and Stonebridge Advisors
                                                                       LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1972)                Officer and Chief                                First Trust Portfolios L.P.
                      Accounting Officer           o Since Inception

W. Scott Jardine      Secretary and Chief Legal    o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
(1960)                Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception   BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term   Managing Director, First Trust Advisors L.P. and First
(1970)                                                                 Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P. and
(1966)                and Assistant Secretary                          First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term   Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                 First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 27


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST MULTI-MANAGER SMALL CAP OPPORTUNITIES ETF (MMSC)
                          AUGUST 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


FIRST TRUST

First Trust Exchange-Traded Fund VIII

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Stephens Investment Management Group, LLC
111 Center Street
Little Rock, Arkansas 72201

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	Not applicable.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $819,125 for the fiscal year ended August 31, 2021 and $1,060,313 for the fiscal year ended August 31, 2022.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2021 and $0 for the fiscal year ended August 31, 2022.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2021 and $0 for the fiscal year ended August 31, 2022.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $107,971 for the fiscal year ended August 31, 2021 and $478,151 for the fiscal year ended August 31, 2022. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for the fiscal year ended August 31, 2021 and $0 for the fiscal year ended August 31, 2022.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2021 and $0 for the fiscal year ended August 31, 2022.

All Other Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended August 31, 2021 and $0 for the fiscal year ended August 31, 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended August 31, 2021, were $107,971 for the registrant, $23,200 for the registrant’s investment advisor and $29,500 for the registrant’s distributor; and for the fiscal year ended August 31, 2022 were $478,151 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Denise M. Keefe, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund VIII
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 7, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	November 7, 2022

* Print the name and title of each signing officer under his or her signature.